UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EQRx, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MERGER AND SHARE ISSUANCE PROPOSALS—YOUR VOTE IS VERY IMPORTANT

Dear Stockholders:

On July 31, 2023, Revolution Medicines, Inc., which is referred to as Revolution Medicines, EQRx, Inc., which is referred to as EQRx, Equinox Merger Sub, Inc., a direct, wholly owned subsidiary of Revolution Medicines, which is referred to as Merger Sub I, and Equinox Merger Sub II LLC, a direct, wholly owned subsidiary of Revolution Medicines, which is referred to as Merger Sub II, entered into an Agreement and Plan of Merger, as it may be amended from time to time, which is referred to as the merger agreement, for the acquisition of EQRx by Revolution Medicines. Pursuant to the terms of the merger agreement, Merger Sub I will merge with and into EQRx, which transaction is referred to as the first merger, with EQRx surviving the first merger as a direct, wholly owned subsidiary of Revolution Medicines, and as soon as practicable after the first merger and as the second step in a single integrated transaction with the first merger, EQRx will merge with and into Merger Sub II, which transaction is referred to as the second merger, with Merger Sub II surviving as a direct, wholly owned subsidiary of Revolution Medicines. The first merger and the second merger together are referred to as the mergers.

Upon successful completion of the first merger, referred to as the effective time, each issued and outstanding share of EQRx common stock as of immediately prior to the completion of the first merger (other than the shares that are held by EQRx in treasury or shares owned by EQRx, Revolution Medicines, Merger Sub I or Merger Sub II or any wholly owned subsidiary thereof) will be converted into the right to receive a number of validly issued, fully paid and non-assessable shares of Revolution Medicines common stock equal to an exchange ratio determined by dividing (i) the aggregate number of shares of Revolution Medicines common stock to be issued as merger consideration (as described below) by (ii) the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement, and cash in lieu of any fractional shares of Revolution Medicines common stock any former holder of EQRx common stock would otherwise be entitled to receive. The exchange ratio numerator (i.e., the aggregate number of shares of Revolution Medicines common stock to be issued as merger consideration) will equal the sum (rounded to the nearest whole share) of (i) 7,692,308 shares of Revolution Medicines common stock plus (ii) an additional number of shares of Revolution Medicines common stock, which will be determined prior to the special meeting of EQRx stockholders, referred to as the EQRx special meeting, by dividing (a) $870,000,000 by (b) (1) the daily volume weighted average closing price of one share of Revolution Medicines common stock, for each of the five consecutive trading days ending on and including the date that is the sixth business day prior to the EQRx special meeting date, which is referred to as the pre-EQRx special meeting VWAP, multiplied by (2) 0.94. Upon completion of the mergers, Revolution Medicines stockholders will continue to own their existing Revolution Medicines shares. Revolution Medicines common stock is traded on the Nasdaq Global Select Market under the symbol “RVMD” and EQRx common stock is traded on the Nasdaq Global Market under the symbol “EQRX.”

For illustrative purposes only, we have provided the below assumptions and sensitivity analysis to inform your decision. Assuming (1) a pre-EQRx special meeting VWAP of $32.1132, which reflects the five-day volume weighted average closing price per share of Revolution Medicines common stock calculated for the five trading days ending on and including September 15, 2023, and (2) the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement as of September 15, 2023, is 497,460,533, the exchange ratio would equal 0.0734.

Assuming (1) a pre-EQRx special meeting VWAP of $37.1132, which reflects a $5.00 increase in the five-day volume weighted average closing price per share of Revolution Medicines common stock calculated five trading days ending on and including September 15, 2023, and (2) the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement as of September 15, 2023, is 497,618,584, the exchange ratio would equal 0.0656. Assuming (1) a pre-EQRx special meeting VWAP of $27.1132, which reflects a $5.00 decrease in the five-day volume weighted average closing price per share of Revolution Medicines common stock calculated five trading days ending on and including September 15, 2023, and (2) the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement as of September 15, 2023, is 497,268,020, the exchange ratio would equal 0.0841.

Revolution Medicines and EQRx will each hold special meetings of their respective stockholders in connection with the proposed mergers, which are referred to as the Revolution Medicines special meeting and the EQRx special meeting, respectively.

At the Revolution Medicines special meeting, Revolution Medicines stockholders will be asked to consider and vote on (1) a proposal to approve the issuance of shares of Revolution Medicines common stock to EQRx equityholders pursuant to the merger agreement, which proposal is referred to as the Revolution Medicines share issuance proposal and (2) a proposal to adjourn the Revolution Medicines special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Revolution Medicines special meeting to approve the Revolution Medicines share issuance proposal. The board of directors of Revolution Medicines recommends that Revolution Medicines stockholders vote “FOR” each of the proposals to be considered at the Revolution Medicines special meeting.

At the EQRx special meeting, EQRx stockholders will be asked to consider and vote on (1) a proposal to adopt the merger agreement, which is referred to as the EQRx merger agreement proposal, (2) a proposal to approve, on a non-binding, advisory basis, the compensation that will or may be payable to EQRx’s named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement and (3) a proposal to adjourn the EQRx special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the EQRx special meeting to adopt the EQRx merger agreement proposal. The board of directors of EQRx recommends that EQRx stockholders vote “FOR” each of the proposals to be considered at the EQRx special meeting.

The merger agreement requires, as a condition to closing of the mergers and the other transactions contemplated by the merger agreement, that Revolution Medicines stockholders approve the Revolution Medicines share issuance proposal and that EQRx stockholders approve the EQRx merger agreement proposal. Your vote on these matters, as well as other proposals, is very important, regardless of the number of shares you own. Whether or not you plan to attend your respective special meeting electronically, please promptly mark, sign and date the accompanying proxy card and return it in the enclosed postage-paid envelope or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by voting online as described in the instructions included with your proxy card.

The accompanying joint proxy statement/prospectus provides you with important information about the special meetings, the mergers, and each of the proposals. We encourage you to read the entire document carefully, in particular the “Risk Factors” section beginning on page 37 of the accompanying joint proxy statement/prospectus for a discussion of risks relevant to the mergers.

We look forward to the successful completion of the mergers.

Sincerely,

/s/ Mark A. Goldsmith Mark A. Goldsmith, M.D., Ph.D. Chair of the Board, Chief Executive Officer and President Revolution Medicines, Inc.	/s/ Melanie Nallicheri Melanie Nallicheri President, Chief Executive Officer and Director EQRx, Inc.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the mergers or the Revolution Medicines common stock to be issued in the mergers or determined if the accompanying joint proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The accompanying joint proxy statement/prospectus is dated as of, and is first being mailed to the stockholders of Revolution Medicines and EQRx on or about, September 29, 2023.

700 Saginaw Drive

Redwood City, California 94063

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF REVOLUTION MEDICINES, INC.

TO BE HELD ON NOVEMBER 8, 2023

To the Stockholders of Revolution Medicines, Inc.:

NOTICE IS HEREBY GIVEN that Revolution Medicines, Inc., which is referred to as Revolution Medicines, will hold a completely virtual special meeting of its stockholders, which is referred to as the Revolution Medicines special meeting, at the Revolution Medicines special meeting website, at www.virtualshareholdermeeting.com/RVMD2023SM, on November 8, 2023, beginning at 8:00 a.m., Pacific Time, for the purpose of considering and voting on the following proposals:

(1) to approve the issuance of shares of Revolution Medicines common stock (including securities convertible into or exercisable for shares of Revolution Medicines common stock) to certain equityholders of EQRx, Inc., which is referred to as EQRx, pursuant to the Agreement and Plan of Merger, dated as of July 31, 2023 (as it may be amended from time to time), by and among Revolution Medicines, Equinox Merger Sub I, Inc., a wholly owned subsidiary of Revolution Medicines, Equinox Merger Sub II LLC, a wholly owned subsidiary of Revolution Medicines, and EQRx, which is referred to as the merger agreement, a copy of which is included as Annex A to the accompanying joint proxy statement/prospectus, which proposal is referred to as the Revolution Medicines share issuance proposal; and

(2) to approve the adjournment of the Revolution Medicines special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Revolution Medicines special meeting to approve the Revolution Medicines share issuance proposal, which proposal is referred to as the Revolution Medicines adjournment proposal.

Revolution Medicines will transact no other business at the Revolution Medicines special meeting. The accompanying joint proxy statement/prospectus, including the merger agreement attached thereto as Annex A, contains further information with respect to these matters.

Only holders of record of Revolution Medicines common stock at the close of business on September 26, 2023, the record date for notice of and voting at the Revolution Medicines special meeting, which is referred to as the Revolution Medicines record date, are entitled to notice of and to vote at the Revolution Medicines special meeting.

The board of directors of Revolution Medicines, which is referred to as the Revolution Medicines board of directors, has approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the Revolution Medicines share issuance proposal, on the terms and subject to the conditions set forth in the merger agreement. The Revolution Medicines board of directors recommends that Revolution Medicines stockholders vote “FOR” the Revolution Medicines share issuance proposal and “FOR” the Revolution Medicines adjournment proposal.

Your vote is very important, regardless of the number of shares of Revolution Medicines common stock you own. The merger agreement requires, as a condition to closing of the mergers and the other transactions contemplated by the merger agreement, that Revolution Medicines stockholders approve the Revolution Medicines share issuance proposal. Assuming a quorum is present, the approval of the Revolution Medicines share issuance proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast at the Revolution Medicines special meeting on the Revolution Medicines share issuance proposal.

i

A complete list of Revolution Medicines stockholders as of the Revolution Medicines record date will be open to the examination of any Revolution Medicines stockholder at Revolution Medicines’ principal executive offices at 700 Saginaw Drive, Redwood City, California 94063 for a period of 10 days prior to the Revolution Medicines special meeting. This list of stockholders will also be available on the bottom panel of your screen during the meeting after entering the 16-digit control number included on the proxy card that you received, or on the materials provided by your bank or broker.

Whether or not you plan to attend the Revolution Medicines special meeting electronically, Revolution Medicines urges you to please promptly mark, sign and date the accompanying proxy card and return it in the enclosed postage-paid envelope, call the toll-free telephone number or vote online as described in the instructions included with the proxy card, so that your shares may be represented and voted at the Revolution Medicines special meeting. To participate electronically in the Revolution Medicines special meeting, you will need the 16-digit control number included on your proxy card or on the voting instruction form that accompanied your proxy materials. The meeting webcast will begin promptly at 8:00 a.m., Pacific Time. If your shares are held in street name through a bank, broker or other nominee, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Revolution Medicines special meeting, you may visit www.virtualshareholdermeeting.com/RVMD2023SM and enter the 16-digit control number included in the voting instruction form provided to you by your bank or brokerage firm. If you hold your shares in street name and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction form provided by your bank or brokerage firm. The use of video, still photography or audio recording at the Revolution Medicines special meeting is not permitted. If you have any questions about the mergers or how to vote or direct a vote in respect of your shares of Revolution Medicines common stock, you may contact our proxy solicitor, Morrow Sodali LLC, at (800) 662-5200 (toll-free in North America) or (203) 658-9400 or by email at RVMD@info.morrowsodali.com.

By Order of the Board of Directors of Revolution Medicines, Inc.

/s/ Mark A. Goldsmith Mark A. Goldsmith, M.D., Ph.D. Chair of the Board, Chief Executive Officer and President Redwood City, California September 29, 2023

Your vote is important. Revolution Medicines stockholders are requested to complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States, or to submit a proxy to vote your shares electronically through the Internet or by telephone.

50 Hampshire Street

Cambridge, Massachusetts 02141

(617) 315-2255

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF EQRX, INC.

TO BE HELD ON NOVEMBER 8, 2023

To the Stockholders of EQRx, Inc.:

NOTICE IS HEREBY GIVEN that EQRx, Inc., which is referred to as EQRx, will hold a completely virtual special meeting of its stockholders, which is referred to as the EQRx special meeting, at the EQRx special meeting website, at www.virtualshareholdermeeting.com/EQRX2023SM, on November 8, 2023, beginning at 11:00 a.m., Eastern Time, for the purpose of considering and voting on the following proposals:

(1) to adopt the Agreement and Plan of Merger, dated July 31, 2023 (as it may be amended from time to time), by and among EQRx, Revolution Medicines, Inc., referred to as Revolution Medicines, Equinox Merger Sub I, Inc., a wholly owned subsidiary of Revolution Medicines, and Equinox Merger Sub II LLC, a wholly owned subsidiary of Revolution Medicines, which is referred to as the merger agreement, a copy of which is included as Annex A to the accompanying joint proxy statement/prospectus, which proposal is referred to as the EQRx merger agreement proposal;

(2) to approve, on a non-binding, advisory basis, the compensation that will or may be payable to EQRx’s named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement, which proposal is referred to as the EQRx compensation proposal; and

(3) to approve the adjournment of the EQRx special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the EQRx special meeting to approve the EQRx merger agreement proposal, which proposal is referred to as the EQRx adjournment proposal.

EQRx will transact no other business at the EQRx special meeting. The accompanying joint proxy statement/prospectus, including the merger agreement attached thereto as Annex A, contains further information with respect to these matters.

Only holders of record of EQRx common stock at the close of business on September 26, 2023, the record date for notice of and voting at the EQRx special meeting, which is referred to as the EQRx record date, are entitled to notice of and to vote at the EQRx special meeting.

The board of directors of EQRx, which is referred to as the EQRx board of directors, has determined that the transactions contemplated by the merger agreement are advisable and fair to, and in the best interests of, EQRx and its stockholders, and approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement. The EQRx board of directors recommends that EQRx stockholders vote “FOR” the EQRx merger agreement proposal, “FOR” the EQRx compensation proposal and “FOR” the EQRx adjournment proposal.

Your vote is very important, regardless of the number of shares of EQRx common stock you own. The merger agreement requires, as a condition to closing of the mergers and the other transactions contemplated by the merger agreement, that EQRx stockholders approve the EQRx merger agreement proposal. Assuming a quorum is present at the EQRx special meeting, the approval of the EQRx merger agreement proposal requires the affirmative vote of the holders of a majority of the outstanding shares of EQRx common stock entitled to vote at the EQRx special meeting on the EQRx merger agreement proposal.

A complete list of EQRx stockholders as of the EQRx record date will be open to the examination of any EQRx stockholder at EQRx’s principal executive offices at 50 Hampshire Street, Cambridge, Massachusetts 02141 for a period of 10 days prior to the EQRx special meeting.

Whether or not you plan to attend the EQRx special meeting electronically, EQRx urges you to please promptly mark, sign and date the accompanying proxy card and return it in the enclosed postage-paid envelope, call the toll-free telephone number or use the Internet as described in the instructions included with the proxy card, so that your shares may be represented and voted at the EQRx special meeting. To participate electronically in the EQRx special meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 11:00 a.m., Eastern Time. If your shares are held in street name through a bank, broker or other nominee, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the EQRx special meeting, you may visit www.virtualshareholdermeeting.com/EQRX2023SM and enter the 16-digit control number included in the voting instruction form provided to you by your bank or brokerage firm. If you hold your shares in street name and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction form provided by your bank or brokerage firm. The use of video, still photography or audio recording at the EQRx special meeting is not permitted. If you have any questions about the mergers or how to vote or direct a vote in respect of your shares of EQRx common stock, you may contact our proxy solicitor, MacKenzie Partners, Inc., at 1-800-322-2885 toll free in North America, or at 1-212-929-5500 outside of North America or by e-mail at proxy@mackenziepartners.com.

By Order of the Board of Directors of EQRx, Inc.

/s/ Melanie Nallicheri Melanie Nallicheri President, Chief Executive Officer and Director Cambridge, Massachusetts September 29, 2023

Your vote is important. EQRx stockholders are requested to complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States, or to submit a proxy to vote your shares electronically through the Internet or by telephone.

REFERENCES TO ADDITIONAL INFORMATION

This joint proxy statement/prospectus incorporates important business and financial information about Revolution Medicines, Inc., which is referred to as Revolution Medicines, and EQRx, Inc., which is referred to as EQRx, from other documents that Revolution Medicines and EQRx have filed with the U.S. Securities and Exchange Commission, which is referred to as the SEC, and that are contained in or incorporated by reference into this joint proxy statement/prospectus. For a listing of documents incorporated by reference into this joint proxy statement/prospectus, please see the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus. This information is available for you free of charge to review through the SEC’s website at www.sec.gov.

Any person may request a copy of this joint proxy statement/prospectus and any of the documents incorporated by reference into this joint proxy statement/prospectus or other information concerning Revolution Medicines or EQRx, without charge, by written or telephonic request directed to the appropriate company or its proxy solicitor at the following contacts:

For Revolution Medicines stockholders: Revolution Medicines, Inc. 700 Saginaw Drive Redwood City, California 94063 Attention: Secretary	For EQRx stockholders: EQRx, Inc. 50 Hampshire Street Cambridge, Massachusetts 02141 (617) 315-2255 Attention: Corporate Secretary

Morrow Sodali LLC 509 Madison Avenue 12th Floor New York, New York 10022 Email: RVMD@info.morrowsodali.com	MacKenzie Partners, Inc. 1407 Broadway, 27th Floor New York, New York 10018 Email: proxy@mackenziepartners.com Call Toll-Free: 1-800-322-2885

In order for you to receive timely delivery of the documents in advance of the special meeting of Revolution Medicines stockholders to be held on November 8, 2023, which is referred to as the Revolution Medicines special meeting, or the special meeting of EQRx stockholders to be held on November 8, 2023, which is referred to as the EQRx special meeting, as applicable, you must request the information no later than seven calendar days prior to the applicable special meeting.

The contents of the websites of the SEC, Revolution Medicines, EQRx or any other entity are not being incorporated into this joint proxy statement/prospectus. The information about how you can obtain certain documents that are incorporated by reference into this joint proxy statement/prospectus at these websites is being provided only for your convenience.

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ABOUT THIS JOINT PROXY STATEMENT/PROSPECTUS

This document, which forms part of a registration statement on Form S-4 filed with the SEC by Revolution Medicines, constitutes a prospectus of Revolution Medicines under Section 5 of the Securities Act of 1933, as amended, which is referred to as the Securities Act, with respect to the shares of common stock of Revolution Medicines to be issued to EQRx equityholders pursuant to the Agreement and Plan of Merger, dated as of July 31, 2023 (as it may be amended from time to time), by and among Revolution Medicines, EQRx, Merger Sub I and Merger Sub II, which is referred to as the merger agreement. This document also constitutes a joint proxy statement of Revolution Medicines and EQRx under Section 14(a) of the Securities Exchange Act of 1934, as amended, which is referred to as the Exchange Act. It also constitutes a notice of meeting with respect to the Revolution Medicines special meeting and a notice of meeting with respect to the EQRx special meeting.

Revolution Medicines has supplied all information contained or incorporated by reference into this joint proxy statement/prospectus relating to Revolution Medicines, and EQRx has supplied all such information relating to EQRx. Revolution Medicines and EQRx have both contributed to the information related to the mergers contained in this joint proxy statement/prospectus.

You should rely only on the information contained in or incorporated by reference into this joint proxy statement/prospectus. Revolution Medicines and EQRx have not authorized anyone to provide you with information that is different from that contained in or incorporated by reference into this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated September 29, 2023, and you should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than such date unless otherwise specifically provided herein.

Further, you should not assume that the information incorporated by reference into this joint proxy statement/prospectus is accurate as of any date other than the date of the incorporated document. Neither the mailing of this joint proxy statement/prospectus to Revolution Medicines stockholders or EQRx stockholders nor the issuance by Revolution Medicines of shares of its common stock pursuant to the merger agreement will create any implication to the contrary.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Unless otherwise indicated or the context otherwise requires, when used in this joint proxy statement/prospectus:

•	“business day” refers to any day other than a Saturday, a Sunday or a day on which commercial banking institutions in New York, New York are authorized or required by law or executive order to close;

•	“Code” refers to the Internal Revenue Code of 1986, as amended;

•	“DGCL” refers to the General Corporation Law of the State of Delaware, as amended;

•	“DLLCA” refers to the Delaware Limited Liability Company Act, as amended;

•	“earn-out RSUs” refers to EQRx RSUs that were granted in connection with the EQRx DeSPAC that would have been eligible to vest if certain stock price targets had been achieved;

•	“earn-out waiver and release agreement” refers to the Waiver and Release, dated July 31, 2023, by and among EQRx, Inc., EQRx International, Inc., and each Waiving Stockholder, as defined therein;

•

“effective time” refers to the date and time when the first merger becomes effective under the DGCL, which will be the time of the filing of the certificate of merger with respect to the first merger with the Secretary of State of the State of Delaware or such later time as may be designated jointly by Revolution Medicines and EQRx and specified in the first certificate of merger;

•	“end date” refers to 12:00 a.m., Eastern Time, on January 31, 2024;

•	“EQRx” refers to EQRx, Inc., a Delaware corporation, which was known as CM Life Sciences III Inc. prior to consummation of the EQRx DeSPAC;

•

“EQRx adjournment proposal” refers to the proposal for EQRx stockholders to approve the adjournment of the EQRx special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the EQRx special meeting to approve the EQRx merger agreement proposal;

•	“EQRx board of directors” refers to the board of directors of EQRx;

•	“EQRx board recommendation” refers to the recommendation of the EQRx board of directors that EQRx stockholders vote to adopt the EQRx merger agreement;

•	“EQRx by-laws” refers to the amended and restated by-laws of EQRx;

•	“EQRx charter” refers to the second amended and restated certificate of incorporation of EQRx;

•	“EQRx common stock” refers to the common stock, par value $0.0001 per share, of EQRx;

•

“EQRx compensation proposal” refers to the proposal for EQRx stockholders to approve, on a non-binding advisory basis, the compensation that will or may be payable to EQRx’s named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement;

•	“EQRx DeSPAC” refers to the transactions completed on December 2, 2021, pursuant to which Legacy EQRx merged with a subsidiary of CM Life Sciences III Inc.;

•	“EQRx ESPP” refers to the EQRx, Inc. 2021 Employee Stock Purchase Plan;

•	“EQRx merger agreement proposal” refers to the proposal for EQRx Stockholders to adopt the Merger Agreement;

•	“EQRx option” refers to an option to purchase EQRx common stock;

•	“EQRx record date” refers to September 26, 2023;

•	“EQRx restricted stock” refers to EQRx common stock that is subject to vesting;

•	“EQRx RSU” refers to a restricted stock unit granted by EQRx, each of which constitutes the right to be issued a share of EQRx common stock after vesting;

•

“EQRx special meeting” refers to the special meeting of EQRx stockholders to consider and vote upon the EQRx merger agreement proposal, the EQRx compensation proposal and the EQRx adjournment proposal;

•	“EQRx stockholders” refers to holders of EQRx common stock;

•	“EQRx supporting stockholders” refers to certain EQRx directors, executive officers and significant stockholders of EQRx who entered into an EQRx voting agreement with Revolution Medicines;

•	“EQRx transaction committee” refers to the transaction committee of the EQRx board of directors;

•	“EQRx voting agreement” refers to the voting agreement entered into by Revolution Medicines and the EQRx supporting stockholders;

•	“EQRx warrant” refers to each outstanding and unexercised warrant to purchase shares of EQRx common stock;

•	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

•	“Exchange Agent” refers to Equiniti Trust Company, LLC;

•

“exchange ratio” refers the ratio determined by dividing (i) the aggregate number of shares of Revolution Medicines common stock to be issued as merger consideration (as described below) by (ii) the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement, with the exchange ratio numerator (i.e., the aggregate number of shares of Revolution Medicines common stock to be issued as merger consideration) to be equal to the sum (rounded to the nearest whole share) of (i) 7,692,308 shares of Revolution Medicines common stock plus (ii) an additional number of shares of Revolution Medicines common stock, which will be determined prior to the EQRx special meeting, by dividing (a) $870,000,000 by (b) (1) the daily volume weighted average closing price of one share of Revolution Medicines common stock, for each of the five consecutive trading days ending on and including the date that is the sixth business day prior to the EQRx special meeting date, multiplied by (2) 0.94;

•

“excluded EQRx shares” refers to (i) any shares of EQRx common stock owned by any wholly owned subsidiary of EQRx immediately prior to the effective time (or held in EQRx’s treasury) or (ii) any shares of EQRx common stock owned by Revolution Medicines, Merger Sub I, Merger Sub II or any other wholly owned subsidiary of Revolution Medicines immediately prior to effective time;

•	“first merger” refers to the merger of Merger Sub I with and into EQRx, with EQRx as the surviving corporation in the merger and continuing as a wholly owned subsidiary of Revolution Medicines;

•	“GAAP” refers to U.S. generally accepted accounting principles;

•	“Goldman Sachs” refers to Goldman Sachs & Co. LLC, financial advisor to EQRx in connection with the merger;

•	“Guggenheim” refers to Guggenheim Securities, LLC, financial advisor to Revolution Medicines in connection with the merger;

•	“HSR Act” refers to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

•

“in-the-money EQRx option” refers to an EQRx option that has an exercise price per share that is less than the product (rounded down to the nearest whole cent) of the pre-EQRx special meeting VWAP multiplied by the exchange ratio;

•

“Legacy EQRx” refers to EQRx International, Inc. (formerly known as EQRx, Inc.), a Delaware corporation, which became a wholly owned subsidiary of EQRx in connection with the consummation of the EQRx DeSPAC;

•	“mergers” refers to the first merger and second merger, collectively;

•

“merger agreement” refers to the Agreement and Plan of Merger, dated as of July 31, 2023, as it may be amended from time to time, by and among Revolution Medicines, EQRx, Merger Sub I and Merger Sub II;

•	“Merger Sub I” refers to Equinox Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Revolution Medicines, formed for the purpose of effecting the mergers;

•

“Merger Sub II” refers to Equinox Merger Sub II LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Revolution Medicines, formed for the purpose of effecting the mergers;

•	“MTS” refers to MTS Health Partners, L.P., financial advisor to EQRx in connection with the mergers;

•	“MTS Securities” refers to MTS Securities, LLC, an affiliate of MTS;

•	“Nasdaq Global” refers to the Nasdaq Global Market;

•	“Nasdaq Select” refers to the Nasdaq Global Select Market;

•	“Nasdaq” refers to the Nasdaq Stock Market, LLC;

•

“pre-EQRx special meeting VWAP” refers to the daily volume weighted average closing price of one share of Revolution Medicines common stock on the Nasdaq Select, as such daily volume weighted average closing price is reported by Bloomberg L.P., calculated to four decimal places and determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours, for each of the five consecutive trading days ending on and including the date that is the sixth business day prior to the scheduled EQRx special meeting date;

•

“required EQRx stockholder approval” refers to the affirmative vote of the holders of a majority of the outstanding shares of EQRx common stock entitled to vote at the EQRx special meeting in favor of the adoption of the merger agreement;

•

“required Revolution Medicines stockholder approval” refers to the affirmative vote of the holders of a majority of the shares of Revolution Medicines common stock present in person or by proxy and voted at the Revolution Medicines special meeting in favor of the approval of the issuance of the Revolution Medicines common stock pursuant to the merger agreement for the purpose of approving such issuance under Nasdaq Listing Rule 5635;

•	“Revolution Medicines” refers to Revolution Medicines, Inc., a Delaware corporation;

•

“Revolution Medicines adjournment proposal” refers to the proposal for Revolution Medicines stockholders to approve the adjournment of the Revolution Medicines special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Revolution Medicines special meeting to approve the Revolution Medicines share issuance proposal;

•	“Revolution Medicines board of directors” refers to the board of directors of Revolution Medicines;

•

“Revolution Medicines board recommendation” refers to the recommendation of the Revolution Medicines board of directors that Revolution Medicines stockholders vote to approve the issuance of shares of Revolution Medicines common stock in the first merger;

•	“Revolution Medicines bylaws” refers to the bylaws of Revolution Medicines;

•	“Revolution Medicines charter” refers to the certificate of incorporation of Revolution Medicines;

•	“Revolution Medicines common stock” refers to the common stock, par value $0.0001 per share, of Revolution Medicines;

•	“Revolution Medicines record date” refers to September 26, 2023;

•

“Revolution Medicines share issuance proposal” refers to the proposal for Revolution Medicines stockholders to approve the issuance of shares of Revolution Medicines common stock to EQRx securityholders in connection with the mergers;

•

“Revolution Medicines special meeting” refers to the special meeting of Revolution Medicines stockholders to consider and vote upon the Revolution Medicines share issuance proposal and the Revolution Medicines adjournment proposal;

•

“Revolution Medicines special meeting website” refers to the website that Revolution Medicines stockholders can visit to attend and vote at the Revolution Medicines special meeting, accessible at the following web address: www.virtualshareholdermeeting.com/RVMD2023SM;

•	“Revolution Medicines stockholders” refers to holders of Revolution Medicines common stock;

•	“Revolution Medicines supporting stockholders” refers to certain Revolution Medicines directors and executive officers (and significant stockholders) who entered into a voting agreement with EQRx;

•	“Revolution Medicines transaction committee” refers to the transaction committee of the Revolution Medicines board of directors;

•	“Revolution Medicines voting agreement” refers to the voting agreement entered into by EQRx and the Revolution Medicines supporting stockholders;

•	“Sarbanes-Oxley Act” refers to the Sarbanes-Oxley Act of 2002, as amended;

•

“scheduled EQRx special meeting date” refers to the date of the EQRx special meeting set forth in the notice of meeting included in the definitive form of this joint proxy statement/prospectus, when filed;

•	“SEC” refers to the U.S. Securities and Exchange Commission;

•

“second effective time” refers to the date and time when the second merger becomes effective under the DGCL and the DLLCA, which will be the time of the filing of the certificate of merger with respect to the second merger with the Secretary of State of the State of Delaware or such later time as may be designated jointly by Revolution Medicines and EQRx and specified in the second certificate of merger;

•

“second merger” refers to the merger of EQRx with and into Merger Sub II, with Merger Sub II as the surviving company in the merger and continuing as a wholly owned subsidiary of Revolution Medicines; and

•	“Securities Act” refers to the Securities Act of 1933, as amended.

x

QUESTIONS AND ANSWERS

The following are some questions that you, as a stockholder of Revolution Medicines or as a stockholder of EQRx, may have regarding the mergers and the other matters being considered at the special meeting of Revolution Medicines’ stockholders, and brief answers to those questions. You are urged to carefully read this joint proxy statement/prospectus and the other documents referred to in this joint proxy statement/prospectus in their entirety because this section may not provide all the information that is important to you regarding these matters. Additional important information is contained in the annexes to, and the documents incorporated by reference into, this joint proxy statement/prospectus. You may obtain the information incorporated by reference in this joint proxy statement/prospectus, without charge, by following the instructions under the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

Q:	Why am I receiving this joint proxy statement/prospectus?

A:

You are receiving this joint proxy statement/prospectus because EQRx and Revolution Medicines have agreed to combine their companies through a series of mergers, whereby (i) Merger Sub I will merge with and into EQRx, with EQRx surviving the first merger as a direct, wholly owned subsidiary of Revolution Medicines, and (ii) as soon as practicable after the first merger and as the second step in a single integrated transaction with the first merger, EQRx will merge with and into Merger Sub II, resulting in Merger Sub II surviving as a direct, wholly owned subsidiary of Revolution Medicines. The Agreement and Plan of Merger, dated as of July 31, 2023 (as it may be amended from time to time), which is referred to as the merger agreement, governs the terms of the mergers, and is attached to this joint proxy statement/prospectus as Annex A.

In order to complete the mergers, among other things:

•

Revolution Medicines stockholders must approve the issuance of shares of Revolution Medicines common stock (including securities convertible into or exercisable for shares of Revolution Medicines common stock) in connection with the mergers, which is referred to as the Revolution Medicines share issuance proposal; and

•	EQRx stockholders must adopt the merger agreement in accordance with the DGCL, which is referred to as the EQRx merger agreement proposal.

Revolution Medicines is holding a special meeting of its stockholders to obtain approval of the Revolution Medicines share issuance proposal. Revolution Medicines stockholders will also be asked to approve the proposal to adjourn the Revolution Medicines special meeting to solicit additional proxies if there are not sufficient votes at the time of the Revolution Medicines special meeting to approve the Revolution Medicines share issuance proposal, which proposal is referred to as the Revolution Medicines adjournment proposal.

EQRx is holding a special meeting of its stockholders to obtain approval of the EQRx merger agreement proposal. EQRx stockholders will also be asked to approve (i) on a non-binding, advisory basis, the compensation that will or may be payable to EQRx’s named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement, which proposal is referred to as the EQRx compensation proposal and (ii) the proposal to adjourn the EQRx special meeting to solicit additional proxies if there are not sufficient votes at the time of the EQRx special meeting to approve the EQRx merger agreement proposal, which proposal is referred to as the EQRx adjournment proposal.

Your vote is very important, regardless of the number of shares that you own. The approval of the Revolution Medicines share issuance proposal and the approval of the EQRx merger agreement proposal are conditions to the obligations of Revolution Medicines and EQRx to complete the mergers. The approvals of the EQRx compensation proposal, the Revolution Medicines adjournment proposal or the EQRx adjournment proposal are not conditions to the obligations of Revolution Medicines or EQRx to complete the mergers.

Q:	When and where will each of the special meetings take place?

A:

The Revolution Medicines special meeting will be held completely virtually on the Revolution Medicines special meeting website, at www.virtualshareholdermeeting.com/RVMD2023SM, on November 8, 2023 at 8:00 a.m., Pacific Time.

To participate in the Revolution Medicines special meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 8:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m., Pacific Time, and you should allow ample time for check-in procedures. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction form provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Revolution Medicines special meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Revolution Medicines record date.

The EQRx special meeting will be held completely virtually on the EQRx special meeting website, at www.virtualshareholdermeeting.com/EQRX2023SM, on November 8, 2023 at 11:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m., Eastern Time, and you should allow ample time for check-in procedures. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction form provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the EQRx special meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the EQRx record date.

If you choose to vote your shares electronically at your respective company’s special meeting, please bring required documentation in accordance with the section titled “The Revolution Medicines Special Meeting—Attending the Revolution Medicines Special Meeting” of this joint proxy statement/prospectus, with respect to the Revolution Medicines special meeting, and the section titled “The EQRx Special Meeting—Attending the EQRx Special Meeting” of this joint proxy statement/prospectus, with respect to the EQRx special meeting. The use of video, still photography or audio recording at either the Revolution Medicines special meeting or the EQRx special meeting is not permitted.

Even if you plan to virtually attend your company’s special meeting, Revolution Medicines and EQRx recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the applicable special meeting.

Q:	Does my vote matter?

A:

Yes, your vote is very important, regardless of the number of shares that you own. The mergers cannot be completed unless EQRx stockholders adopt the merger agreement and Revolution Medicines stockholders approve the Revolution Medicines share issuance proposal.

For Revolution Medicines stockholders, if you do not return or submit your proxy or vote at the Revolution Medicines special meeting as provided in this joint proxy statement/prospectus, it will have no effect on the Revolution Medicines share issuance proposal or the Revolution Medicines adjournment proposal. The Revolution Medicines board of directors recommends that you vote “FOR” the Revolution Medicines share issuance proposal and “FOR” the Revolution Medicines adjournment proposal.

For EQRx stockholders, if you do not return or submit your proxy or vote at the EQRx special meeting as provided in this joint proxy statement/prospectus, the effect will be the same as a vote “AGAINST” the EQRx merger agreement proposal, and will have no effect on the EQRx compensation proposal or the EQRx adjournment proposal. The EQRx board of directors recommends that you vote “FOR” the EQRx merger agreement proposal, “FOR” the EQRx compensation proposal and “FOR” the EQRx adjournment proposal.

Q:	What will I receive if the mergers are completed?

A:

If the mergers are completed, each share of EQRx common stock issued and outstanding immediately prior to the effective time (other than excluded EQRx shares) will be converted into the right to receive a number of shares of Revolution Medicines common stock as determined by the exchange ratio. Each EQRx stockholder will receive cash for any fractional shares of Revolution Medicines common stock that such stockholder would otherwise receive in the first merger. Any cash amounts to be received by an EQRx stockholder in respect of fractional shares shall be equal to the product of (i) the aggregate proceeds from the sale by Equiniti Trust Company, LLC, which is referred to as the Exchange Agent, of the excess shares and (ii) a fraction, the numerator of which is the amount of the fractional share interest to which such holder of EQRx common stock would otherwise be entitled and the denominator of which is the aggregate amount of fractional share interests to which all holders of EQRx common stock would otherwise be entitled, without interest, subject to withholding taxes. As referred to in this joint proxy statement/prospectus, the effective time means the date and time when the certificate of merger for the first merger has been duly filed with the Secretary of State of the State of Delaware, or such other date and time as may be agreed by Revolution Medicines and EQRx and specified in the certificate of merger for the first merger.

The market price of shares of Revolution Medicines common stock that EQRx stockholders receive after the mergers are completed could be greater than, less than or the same as the market price of shares of Revolution Medicines common stock on the date of this joint proxy statement/prospectus or at the time of the special meetings. Accordingly, EQRx stockholders should obtain current market quotations for Revolution Medicines common stock and EQRx common stock before deciding how to vote with respect to the adoption of the merger agreement. Revolution Medicines common stock is traded on the Nasdaq Select under the symbol “RVMD” and EQRx common stock is traded on the Nasdaq Global under the symbol “EQRX.” Shares of common stock issued as merger consideration are expected to trade on the Nasdaq Select under the symbol “RVMD.”

For more information regarding the merger consideration to be received by EQRx equityholders if the mergers are completed, see the section titled “The Merger Agreement—Merger Consideration” of this joint proxy statement/prospectus.

Q:	When will the exchange ratio be determined?

A:

The exchange ratio will be calculated promptly following the determination of the pre-EQRx special meeting VWAP, which will be known following the closing of the Nasdaq Select market on the sixth business day prior to the scheduled EQRx special meeting date as set forth in the notice of meeting included in the definitive form of this joint proxy statement/prospectus. EQRx and Revolution Medicines will publicly disclose the exchange ratio pursuant to a press release and/or the filing of Current Reports on Form 8-K with the SEC. See the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

Q:	Will EQRx equity awards be affected by the mergers?

A:

The vesting and exercisability of each EQRx option and the vesting of each share of EQRx restricted stock will be accelerated in full as of immediately prior to the effective time. Prior to the effective time, each holder of EQRx options will be provided the opportunity to exercise the holder’s EQRx options, whether or not vested, for a period determined by the EQRx board of directors that ends on or prior to the tenth business day prior to the scheduled EQRx special meeting date, provided that the exercise of any unvested EQRx option that will vest as described in this paragraph will be conditioned on the occurrence of the effective time. EQRx must take all actions necessary to prohibit exercise of EQRx options after the tenth business day prior to the EQRx special meeting date.

At the effective time:

•

each in-the-money EQRx option will be cancelled and converted automatically into the right to receive a number of shares of Revolution Medicines common stock based on the exchange ratio after taking into account the exercise price (all EQRx options that do not constitute in-the-money EQRx options will be terminated at the effective time for no consideration);

•

each EQRx RSU (other than earn-out RSUs) outstanding immediately prior to the effective time, whether or not vested, will be cancelled and converted into the right to receive shares of Revolution Medicines common stock based on the exchange ratio (earn-out RSUs will be cancelled as of the closing of the mergers for no consideration); and

•

each outstanding share of EQRx restricted stock that is accelerated in full immediately prior to the effective time will be treated the same as all other outstanding shares of EQRx common stock under the merger agreement.

The amount of any required withholding (as described further in “The Merger Agreement—Withholding Rights”) with respect to in-the-money EQRx options, EQRx RSUs and shares of EQRx restricted stock that are converted into shares of Revolution Medicines common stock at the effective time will be satisfied by selling shares of Revolution Medicines common stock and remitting the proceeds to the proper taxing authorities through Revolution Medicines.

Q:	What will happen to the EQRx Employee Stock Purchase Plan?

A:

There are currently no offerings outstanding under the EQRx ESPP, and no new offerings will commence under the EQRx ESPP. The EQRx ESPP will terminate on the last business day prior to the effective date.

Q:	Will EQRx warrants be affected by the mergers?

A:

At the effective time, each outstanding and unexercised warrant to purchase shares of EQRx common stock, or an EQRx warrant, which is referred to as an EQRx warrant, that is outstanding and unexercised immediately prior to the effective time will, in accordance with its terms, automatically cease to represent a warrant exercisable for EQRx common stock and will become a warrant exercisable for the merger consideration that the holder of such EQRx warrant would have received if such EQRx warrant had been exercised immediately prior to the effective time. For the avoidance of doubt, no holder of an EQRx warrant will be entitled to receive any merger consideration in exchange for such EQRx warrant.

Q:	What respective equity stakes will Revolution Medicines stockholders and EQRx stockholders hold in the combined company immediately following the mergers?

A:

Based on the number of shares of EQRx and Revolution Medicines common stock outstanding as of September 15, 2023, the latest practicable date prior to the date of this joint proxy statement/prospectus, and assuming that the exchange ratio is 0.0734, as determined based on the volume-weighted average closing price per share of Revolution Medicines common stock for the five trading days ending on and including September 15, 2023, the holders of shares of Revolution Medicines common stock as of immediately prior to the completion of the first merger would hold, in the aggregate, approximately 76.2% of the issued and outstanding shares of common stock of the combined company (based on fully diluted shares outstanding of the combined company including equity awards (using the treasury stock method) and excluding earn-out shares) following the completion of the mergers, and holders of shares of EQRx common stock as of immediately prior to the completion of the first merger would hold, in the aggregate, approximately 23.8% of the issued and outstanding shares of common stock of the combined company (based on fully diluted shares outstanding of the combined company including equity awards (using the treasury stock method) and excluding earn-out shares) following the completion of the mergers.

Q:	How does the Revolution Medicines board of directors recommend that I vote at the Revolution Medicines special meeting?

A:	The Revolution Medicines board of directors recommends that you vote “FOR” the Revolution Medicines share issuance proposal and “FOR” the Revolution Medicines adjournment proposal.

Q:	How does the EQRx board of directors recommend that I vote at the EQRx special meeting?

A:	The EQRx board of directors recommends that you vote “FOR” the EQRx merger agreement proposal, “FOR” the EQRx compensation proposal and “FOR” the EQRx adjournment proposal.

In considering the recommendations of the EQRx board of directors, EQRx stockholders should be aware that EQRx directors and executive officers have interests in the mergers that are different from, or in addition to, their interests as EQRx stockholders. These interests may include, among others, accelerated vesting of outstanding EQRx equity awards and payment of severance benefits. For a more complete description of these interests, see the information provided in the section titled “The Mergers—Interests of EQRx’s Directors and Executive Officers in the Mergers” of this joint proxy statement/prospectus.

Q:	Who is entitled to vote at the Revolution Medicines special meeting?

A:

The Revolution Medicines record date is September 26, 2023. All holders of shares of Revolution Medicines common stock who held shares at the close of business on the Revolution Medicines record date are entitled to receive notice of, and to vote at, the Revolution Medicines special meeting and all adjournments thereof (if any). Each such holder of Revolution Medicines common stock is entitled to cast one vote on each matter properly brought before the Revolution Medicines special meeting for each share of Revolution Medicines common stock that such holder owned of record as of the Revolution Medicines record date. The Revolution Medicines special meeting will be completely virtual and attendance at the special meeting is not required to vote. See below and the section titled “The Revolution Medicines Special Meeting—Methods of Voting” of this joint proxy statement/prospectus for instructions on how to vote your shares without attending the Revolution Medicines special meeting.

Q:	Who is entitled to vote at the EQRx special meeting?

A:

The EQRx record date is September 26, 2023. All holders of shares of EQRx common stock who held shares at the close of business on the EQRx record date are entitled to receive notice of, and to vote at, the EQRx special meeting and any adjournments or postponements thereof. Each such holder of EQRx common stock is entitled to cast one vote on each matter properly brought before the EQRx special meeting for each share of EQRx common stock that such holder owned of record as of the EQRx record date. The EQRx special meeting will be completely virtual and attendance at the special meeting is not required to vote. See below and the section titled “The EQRx Special Meeting—Methods of Voting” of this joint proxy statement/prospectus for instructions on how to vote your shares without attending the EQRx special meeting.

Q:	What is a proxy?

A:

A stockholder’s legal designation of another person to vote such stockholder’s shares of common stock at a special meeting is referred to as a proxy. The document used to designate a proxy to vote your shares of Revolution Medicines common stock or EQRx common stock, as applicable, is referred to as a proxy card.

Q:	How many votes do I have for the Revolution Medicines special meeting?

A:

Each Revolution Medicines stockholder is entitled to one vote for each share of Revolution Medicines common stock held of record as of the close of business on the Revolution Medicines record date on each proposal presented at the Revolution Medicines special meeting. As of the close of business on the Revolution Medicines record date, there were 109,448,831 outstanding shares of Revolution Medicines common stock.

Q:	How many votes do I have for the EQRx special meeting?

A:

Each EQRx stockholder is entitled to one vote for each share of EQRx common stock held of record as of the close of business on the EQRx record date on each proposal presented at the EQRx special meeting. As of the close of business on the EQRx record date, there were 537,575,811 outstanding shares of EQRx common stock.

Q:	What constitutes a quorum for the Revolution Medicines special meeting?

A:

The holders of a majority in voting power of the shares of Revolution Medicines common stock issued and outstanding and entitled to vote at the Revolution Medicines special meeting must be represented at the Revolution Medicines special meeting virtually via the Revolution Medicines special meeting website, by remote communication or by proxy in order to constitute a quorum. On the Revolution Medicines record date, there were 109,448,831 shares of Revolution Medicines common stock outstanding and entitled to vote. Thus, the holders of 54,724,416 shares must be present or represented by proxy at the Revolution Medicines special meeting to establish a quorum.

Q:	What constitutes a quorum for the EQRx special meeting?

A:

A quorum will be present if stockholders holding at least a majority of the outstanding shares of EQRx common stock entitled to vote are present at the EQRx special meeting or represented by proxy. On the EQRx record date, there were 537,575,811 shares of EQRx common stock outstanding and entitled to vote. Thus, the holders of 268,787,906 shares must be present or represented by proxy at the EQRx special meeting to establish a quorum.

Q:	Where will the Revolution Medicines common stock that I receive in the mergers be publicly traded?

A:	The shares of Revolution Medicines common stock to be issued to EQRx equityholders in the mergers will be listed for trading on the Nasdaq Select under the symbol “RVMD.”

Q:	What is a “broker non-vote”?

A:

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Q:	Which proposals are considered “routine” or “non-routine”?

A:

None of the proposals currently scheduled to be voted on at either the Revolution Medicines special meeting or the EQRx special meeting are routine matters for which brokers may have discretionary authority to vote. Accordingly, it is not expected that there will be any broker non-votes.

Q:

What stockholder vote is required for the approval of each proposal at the Revolution Medicines special meeting? What will happen if I fail to vote or abstain from voting on each proposal at the Revolution Medicines special meeting?

A:

Revolution Medicines Proposal # 1: Revolution Medicines Share Issuance Proposal. Assuming a quorum is present at the Revolution Medicines special meeting, the approval of the share issuance by Revolution

Medicines stockholders requires the affirmative vote of the holders of a majority in voting power of the votes cast at the Revolution Medicines special meeting on the Revolution Medicines share issuance proposal. Accordingly, a Revolution Medicines stockholder’s abstention from voting, a broker non-vote or the failure of a Revolution Medicines stockholder not present at the meeting to vote will have no effect on the Revolution Medicines share issuance proposal.

Revolution Medicines Proposal # 2: Revolution Medicines Adjournment Proposal. The Revolution Medicines special meeting may be adjourned to solicit additional proxies if there are not sufficient votes at the time of the Revolution Medicines special meeting to approve the Revolution Medicines share issuance proposal, with the affirmative vote of the holders of a majority of the votes cast for and against the Revolution Medicines adjournment proposal. Accordingly, a Revolution Medicines stockholder’s abstention from voting, a broker non-vote or the failure of a Revolution Medicines stockholder not present at the meeting to vote will have no effect on the Revolution Medicines adjournment proposal.

Q:	What stockholder vote is required for the approval of each proposal at the EQRx special meeting? What will happen if I fail to vote or abstain from voting on each proposal at the EQRx special meeting?

A:

EQRx Proposal #1: EQRx Merger Agreement Proposal. Assuming a quorum is present at the EQRx special meeting, the approval of the EQRx merger agreement proposal by EQRx stockholders requires the affirmative vote of the holders of a majority of the outstanding shares of EQRx common stock entitled to vote at the EQRx special meeting. Accordingly, an EQRx stockholder’s abstention from voting, a broker non-vote or the failure of an EQRx stockholder to vote (including the failure of an EQRx stockholder who holds shares in “street name” through a bank, broker or other nominee to give voting instructions to that bank, broker or other nominee) will have the same effect as votes cast “AGAINST” the EQRx merger agreement proposal.

EQRx Proposal #2: EQRx Compensation Proposal. Assuming a quorum is present at the EQRx special meeting, the approval, on a non-binding, advisory basis, of the compensation that will or may be payable to EQRx’s named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement, requires the affirmative vote of the holders of a majority of the votes properly cast for and against the EQRx compensation proposal. Accordingly, an EQRx stockholder’s abstention from voting, a broker non-vote or the failure of an EQRx stockholder to vote (including the failure of an EQRx stockholder who holds shares in “street name” through a bank, broker or other nominee to give voting instructions to that bank, broker or other nominee) will have no effect on the EQRx compensation proposal.

EQRx Proposal #3: EQRx Adjournment Proposal. The EQRx special meeting may be adjourned to solicit additional proxies if there are not sufficient votes at the time of the EQRx special meeting to approve the EQRx merger agreement proposal, with the affirmative vote of the holders of a majority of the votes cast for and against the EQRx adjournment proposal. Accordingly, an EQRx stockholder’s abstention from voting, a broker non-vote or the failure of an EQRx stockholder to vote (including the failure of an EQRx stockholder who holds shares in “street name” through a bank, broker or other nominee to give voting instructions to that bank, broker or other nominee) will have no effect on the EQRx adjournment proposal.

Q:	Are there any stockholders who have already committed to voting in favor of any of the proposals?

Yes. Contemporaneously with the execution of the merger agreement, Revolution Medicines entered into voting agreements with certain EQRx directors, executive officers and significant stockholders who held, as of July 31, 2023, more than 40% of the voting shares of EQRx, and EQRx entered into voting agreements with certain Revolution Medicines directors, executive officers and significant stockholders who held, as of July 31, 2023, approximately 8% of the voting shares of Revolution Medicines.

Pursuant to the EQRx voting agreements, each supporting EQRx stockholder has agreed, among other things, to vote its shares of EQRx common stock (i) in favor of the adoption of the merger agreement, and

(ii) against (x) any action or agreement that would reasonably be expected to result in EQRx not being able to fulfill any of its closing conditions, as required by the merger agreement and (y) any competing transaction proposal.

Pursuant to the Revolution Medicines voting agreements, each Revolution Medicines supporting stockholder has agreed, among other things, to vote its shares of Revolution Medicines common stock (i) in favor of the Revolution Medicines share issuance proposal and (ii) against (x) any action or agreement that would reasonably be expected to result in Revolution Medicines not being able to fulfill any of its closing conditions, as required by the merger agreement and (y) any competing transaction proposal.

Copies of the form of Revolution Medicines voting agreements and form of EQRx voting agreements are attached as Annex C and Annex D, respectively, to this joint proxy statement/prospectus. For a more complete summary of the voting agreements, see the sections titled “The Ancillary Agreements—Revolution Medicines Voting Agreements” and “The Ancillary Agreements—EQRx Voting Agreements” of this joint proxy statement/prospectus.

Q:	Why am I being asked to consider and vote, by non-binding, advisory vote, on the EQRx compensation proposal?

A:

Under SEC rules, EQRx is required to seek a non-binding, advisory vote of its stockholders relating to the compensation that will or may be payable to EQRx’s named executive officers that is based on or otherwise relates to the mergers (also known as “golden parachute” compensation).

Q:	What happens if EQRx stockholders do not approve, by non-binding, advisory vote, the EQRx compensation proposal?

A:

Because the vote on the proposal to approve the EQRx compensation proposal is advisory in nature, the outcome of the vote will not be binding upon EQRx or the combined company. Accordingly, the merger-related compensation, which is described under “The Mergers—Interests of EQRx’s Directors and Executive Officers in the Mergers,” may be paid to EQRx’s named executive officers even if EQRx stockholders do not approve the EQRx compensation proposal.

Q:	What if I hold shares in both Revolution Medicines and EQRx?

A:

If you are both a Revolution Medicines stockholder and an EQRx stockholder, you will receive two separate packages of proxy materials. A vote cast as a Revolution Medicines stockholder will not count as a vote cast as an EQRx stockholder, and a vote cast as an EQRx stockholder will not count as a vote cast as a Revolution Medicines stockholder. Therefore, please submit separate proxies for your shares of Revolution Medicines common stock and your shares of EQRx common stock.

Q:	How can I vote my shares in person at my respective special meeting?

A:

Record Holders. Shares held directly in your name as the stockholder of record may be voted electronically at the Revolution Medicines special meeting or the EQRx special meeting, as applicable. If you choose to vote your shares electronically at the Revolution Medicines special meeting, you will need the 16-digit control number included on your proxy card in accordance with the section titled “The Revolution Medicines Special Meeting—Attending the Revolution Medicines Special Meeting” of this joint proxy statement/prospectus. If you choose to vote your shares electronically at the EQRx special meeting, you will need the 16-digit control number included on your proxy card in accordance with the section titled “The EQRx Special Meeting—Attending the EQRx Special Meeting” of this joint proxy statement/prospectus.

Shares in “street name.” With respect to either the Revolution Medicines special meeting or the EQRx special meeting, if your shares are held in street name through a bank, broker or other nominee, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Revolution Medicines special meeting, you may visit www.virtualshareholdermeeting.com/RVMD2023SM and enter the 16-digit control number included in the voting instruction form provided to you by your bank or brokerage firm. If your shares are not registered in your own name and you would like to vote your shares at the EQRx special meeting, you may visit www.virtualshareholdermeeting.com/EQRX2023SM and enter the 16-digit control number included in the voting instruction form provided to you by your bank or brokerage firm. If you hold your shares in street name and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction form provided by your bank or brokerage firm.

Even if you plan to virtually attend the Revolution Medicines special meeting or the EQRx special meeting, Revolution Medicines and EQRx recommend that you submit a proxy to vote your shares in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the respective special meeting. The use of video, still photography or audio recording is not permitted at either the Revolution Medicines special meeting or the EQRx special meeting.

Additional information on attending the special meetings can be found in the section titled “The Revolution Medicines Special Meeting” on page 51 of this joint proxy statement/prospectus and in the section titled “The EQRx Special Meeting” on page 60 of this joint proxy statement/prospectus.

Q:	What if during the check-in time or during the Revolution Medicines special meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website for the Revolution Medicines special meeting. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the Revolution Medicines special meeting, please call the technical support number found on the Revolution Medicines special meeting website.

Q:	What if during the check-in time or during the EQRx special meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website for the EQRx special meeting. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the EQRx special meeting, please call the technical support number found on the EQRx special meeting website.

Q:	How can I vote my shares without attending my respective special meeting?

A:

Whether you hold your shares directly as the stockholder of record of Revolution Medicines or EQRx or beneficially in “street name,” you may direct your vote by proxy without attending the Revolution Medicines special meeting or the EQRx special meeting, as applicable. You can vote by proxy over the Internet, by telephone or by mail by following the instructions provided in the enclosed proxy card. Please note that if you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker or other nominee.

Additional information on voting procedures can be found under the section titled “The Revolution Medicines Special Meeting” on page 51 of this joint proxy statement/prospectus and under the section titled “The EQRx Special Meeting” on page 60 of this joint proxy statement/prospectus.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name?”

A:

If your shares of Revolution Medicines common stock are registered directly in your name with American Stock Transfer & Trust Company, LLC, Revolution Medicines’ transfer agent, or if your shares of EQRx common stock are registered directly in your name with Continental Stock Transfer & Trust Company, N.A., EQRx’s transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote, or to grant a proxy for your vote, directly to Revolution Medicines or EQRx, as applicable, or to a third party to vote, at the respective special meeting.

If your shares of common stock in Revolution Medicines or EQRx are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and your bank, broker or other nominee is considered the stockholder of record with respect to those shares. Your bank, broker or other nominee will provide you, as the beneficial owner, a package describing the procedure for voting your shares. You should follow the instructions provided by them to vote your shares. You are invited to attend the Revolution Medicines special meeting or the EQRx special meeting, as applicable. If your shares are not registered in your own name and you would like to vote your shares at the Revolution Medicines special meeting, you may visit www.virtualshareholdermeeting.com/RVMD2023SM and enter the 16-digit control number included in the voting instruction form provided to you by your bank or brokerage firm. If your shares are not registered in your own name and you would like to vote your shares at the EQRx special meeting, you may visit www.virtualshareholdermeeting.com/EQRX2023SM and enter the 16-digit control number included in the voting instruction form provided to you by your bank or brokerage firm. If you hold your shares in street name and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction form provided by your bank or brokerage firm.

Q:

If my shares of Revolution Medicines common stock or EQRx common stock are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee automatically vote those shares for me?

A:

In most cases, no. For all proposals, your bank, broker or other nominee will only be permitted to vote your shares of Revolution Medicines common stock or EQRx common stock, as applicable, if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares. Under the rules of Nasdaq, banks, brokers and other nominees who hold shares of Revolution Medicines common stock or EQRx common stock in “street name” for their customers have authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers and other nominees are prohibited from exercising their voting discretion with respect to non-routine matters. All proposals currently scheduled to be considered and voted on at the EQRx special meeting are considered non-routine. As a result, absent specific instructions from the beneficial owner of such shares, banks, brokers and other nominees are not empowered to vote such shares.

For Revolution Medicines stockholders, not instructing your bank, broker or other nominee how you wish to vote your shares will have no effect on the Revolution Medicines share issuance proposal or the Revolution Medicines adjournment proposal.

For EQRx stockholders, not instructing your bank, broker or other nominee how you wish to vote your shares will have the same effect as a vote “AGAINST” the EQRx merger agreement proposal, but will have no effect on the EQRx compensation proposal or the EQRx adjournment proposal.

Q:	What should I do if I receive more than one set of voting materials for the same special meeting?

A:

If you hold shares of Revolution Medicines common stock or EQRx common stock in “street name” and also directly in your name as a stockholder of record or otherwise, or if you hold shares of Revolution

Medicines common stock or EQRx common stock in more than one brokerage account, you may receive more than one set of voting materials relating to the same special meeting.

Record Holders. For shares held directly, please complete, sign, date and return each proxy card (or submit a proxy to cast your vote over the Internet, or by telephone, as provided on each proxy card) or otherwise follow the voting instructions provided in this joint proxy statement/prospectus in order to ensure that all of your shares of Revolution Medicines common stock or EQRx common stock are voted.

Shares in “street name.” For shares held in “street name” through a bank, broker or other nominee, you should follow the procedures provided by your bank, broker or other nominee to vote your shares.

Q:	If a stockholder gives a proxy, how are the shares of Revolution Medicines common stock or EQRx common stock voted?

A:

Regardless of the method by which you choose to vote, the individuals named on the enclosed proxy card will vote your shares of Revolution Medicines common stock or EQRx common stock, as applicable, in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares of Revolution Medicines common stock or EQRx common stock, as applicable, should be voted for or against, or abstain from voting on, all, some or none of the specific items of business to come before the respective special meetings.

Q:	How will my shares of Revolution Medicines common stock be voted if I return a blank proxy?

A:

If you are a stockholder of record and you sign, date and return your proxy and do not indicate how you want your shares of Revolution Medicines common stock to be voted, then your shares of Revolution Medicines common stock will be voted “FOR” the Revolution Medicines share issuance proposal and “FOR” the Revolution Medicines adjournment proposal.

Q:	How will my shares of EQRx common stock be voted if I return a blank proxy?

A:

If you are a stockholder of record and you sign, date and return your proxy and do not indicate how you want your shares of EQRx common stock to be voted, then your shares of EQRx common stock will be voted “FOR” the EQRx merger agreement proposal, “FOR” the EQRx compensation proposal and “FOR” the EQRx adjournment proposal.

Q:	Can I change my vote after I have submitted my proxy?

A:	Any Revolution Medicines or EQRx stockholder giving a proxy has the right to revoke it before the proxy is voted at the applicable special meeting by doing any of the following:

•

subsequently submitting a new proxy (including by submitting a proxy via the Internet or telephone) that is received prior to the applicable special meeting (which should be received by the deadline specified on the accompanying proxy card in order to ensure that your proxy is counted);

•	giving written notice of your revocation to Revolution Medicines’ corporate secretary or EQRx’s corporate secretary, as applicable; or

•	voting virtually at the Revolution Medicines special meeting via the Revolution Medicines special meeting website or at the EQRX special meeting via the EQRx special meeting website, as applicable.

Execution or revocation of a proxy will not in any way affect your right to attend the applicable special meeting and vote electronically at such special meeting. Attending the applicable special meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of proxies should be addressed:

if you are a Revolution Medicines stockholder, to: Revolution Medicines, Inc. 700 Saginaw Drive Redwood City, California 94063 (650) 481-6801 Attention: Secretary	if you are an EQRx stockholder, to: EQRx, Inc. 50 Hampshire Street Cambridge, Massachusetts 02139 (617) 315-2255 Attention: Corporate Secretary

For more information, see the section titled “The Revolution Medicines Special Meeting—Revocability of Proxies” of this joint proxy statement/prospectus and the section titled “The EQRx Special Meeting—Revocability of Proxies” of this joint proxy statement/prospectus, as applicable.

Q:	If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker or other nominee?

A:

If your shares are held in the name of a bank, broker or other nominee and you previously provided voting instructions to your bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.

Q:	Where can I find the voting results of the special meetings?

A:

The preliminary voting results for each special meeting will be announced at that special meeting. In addition, within four business days after completion of its special meeting, each of Revolution Medicines and EQRx intends to file the final voting results of its respective special meeting with the SEC on a Current Report on Form 8-K.

Q:	If I do not favor the mergers, what are my rights?

A:

EQRx stockholders are not entitled to appraisal rights under the DGCL. For more information, see the section titled “The Merger Agreement—No Appraisal Rights” of this joint proxy statement/prospectus. If they are not in favor of the mergers, Revolution Medicines stockholders may vote against the Revolution Medicines share issuance proposal and EQRx stockholders may vote against the EQRx merger agreement proposal. Information about how Revolution Medicines stockholders may vote on the proposals being considered in connection with the mergers can be found under the section titled “The Revolution Medicines Special Meeting” of this joint proxy statement/prospectus. Information about how EQRx stockholders may vote on the proposals being considered in connection with the mergers can be found under the section titled “The EQRx Special Meeting” of this joint proxy statement/prospectus.

Q:	Are there any risks that I should consider in deciding whether to vote for the approval of the Revolution Medicines share issuance proposal or the approval of the EQRx merger agreement proposal?

A:

Yes. You should read and carefully consider the risk factors set forth in the section titled “Risk Factors” of this joint proxy statement/prospectus. You also should read and carefully consider the risk factors of Revolution Medicines and EQRx contained in the documents that are incorporated by reference into this joint proxy statement/prospectus. See the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:

Revolution Medicines has engaged Morrow Sodali LLC, which is referred to as Morrow, to assist in the solicitation of proxies for the Revolution Medicines special meeting. Revolution Medicines estimates that it will pay Morrow a fee of approximately $15,000, plus reimbursement of reasonable expenses. Revolution Medicines has agreed to indemnify Morrow against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions). EQRx has engaged MacKenzie Partners, Inc., which is referred to as MacKenzie Partners, to assist in the solicitation of proxies for the EQRx special meeting for a fee of $9,500, plus reimbursement of out-of-pocket expenses. EQRx has agreed to indemnify MacKenzie Partners against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions). Revolution Medicines and EQRx also may be required to reimburse banks, brokers and other custodians, nominees and fiduciaries or their respective agents for their expenses in forwarding proxy materials to beneficial owners of Revolution Medicines common stock and EQRx common stock, respectively. Revolution Medicines’ directors, officers and employees and EQRx’s directors, officers and employees also may solicit proxies, by telephone, by mail, by electronic means or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	What are the U.S. federal income tax consequences of the mergers to EQRx stockholders?

A:

The mergers, taken together, are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, referred to as the Code, but there are significant legal and factual uncertainties concerning such qualification, particularly given the wind-down of EQRx’s research and development programs and operations, as described in this joint proxy statement/prospectus. No assurance can be given that the mergers will so qualify, that the U.S. Internal Revenue Service, referred to as the IRS, will not challenge such qualification or that a court would not sustain such a challenge. The closing of the mergers is not conditioned upon achieving, or receiving a ruling from the IRS or opinion of counsel with respect to, such qualification.

If the mergers, taken together, qualify as a “reorganization,” a U.S. holder (as defined in the section titled “U.S. Federal Income Tax Consequences of the Mergers” of this joint proxy statement/prospectus) of EQRx common stock generally will not recognize any gain or loss for U.S. federal income tax purposes upon the exchange of EQRx common stock for Revolution Medicines common stock in the mergers, except with respect to cash received by such holder in lieu of fractional shares of Revolution Medicines common stock. If the mergers do not so qualify, the exchange of EQRx common stock for Revolution Medicines common stock in the mergers will be a taxable transaction for U.S. federal income tax purposes.

See the section titled “U.S. Federal Income Tax Consequences of the Mergers” of this joint proxy statement/prospectus for a more complete description of certain U.S. federal income tax consequences of the mergers. Please consult your tax advisors as to the specific tax consequences to you of the mergers, including the consequences if the mergers do not qualify as a “reorganization.”

Q:	When are the mergers expected to be completed?

A:

Subject to the satisfaction or waiver of the closing conditions described under the section titled “The Merger Agreement—Conditions to the Completion of the Mergers” of this joint proxy statement/prospectus, including the adoption of the merger agreement by EQRx stockholders and the approval of the Revolution Medicines share issuance proposal, the mergers are expected to be completed in November 2023. However, neither Revolution Medicines nor EQRx can predict the actual date on which the mergers will be completed, or if the mergers will be completed at all, because completion of the mergers are subject to conditions and factors outside the control of both companies.

Q:	What are the conditions to the completion of the mergers?

A:	The mergers are subject to a number of conditions to closing as specified in the merger agreement. These closing conditions include, among others:

•	the adoption by the EQRx stockholders of the merger agreement;

•	the approval by the Revolution Medicines stockholders of the issuance of shares of Revolution Medicines common stock in the mergers;

•	the absence of any adverse law or order promulgated, enforced, enacted or issued by any governmental entity that prohibits, restrains or makes illegal the consummation of the mergers;

•	the shares of Revolution Medicines common stock to be issued as merger consideration being approved for listing on the Nasdaq Select;

•	the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable; and

•	the SEC having declared effective the registration statement on Form S-4 filed by the Revolution Medicines of which this joint proxy statement/prospectus is a part.

The obligation of each of Revolution Medicines and EQRx to consummate the mergers is also conditioned on, among other things:

•

the representations and warranties of the other party being true and correct as of the date of the merger agreement and as of the closing date of the mergers, subject to certain materiality exceptions;

•	the performance in all material respects by the other party of its obligations under the merger agreement that are required to be performed on or prior to the date of the closing of the mergers; and

•	the absence of a continuing material adverse effect with respect to the other party.

No assurance can be given that the required consents and approvals will be obtained or that the required conditions to closing will be satisfied, and, even if all required consents and approvals are obtained and the conditions are satisfied, no assurance can be given as to the terms, conditions and timing of such consents and approvals. Any delay in completing the mergers could cause the combined company not to realize, or to be delayed in realizing, some or all of the benefits that Revolution Medicines and EQRx expect to achieve if the mergers are successfully completed within the expected timeframe. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the mergers, see the sections titled “The Merger Agreement—Conditions to the Completion of the Mergers” and “The Mergers—Regulatory Approvals” of this joint proxy statement/prospectus.

Q:	What happens if the mergers are not completed?

A:

If the mergers are not completed for any reason, EQRx stockholders will not receive any merger consideration for their shares of EQRx common stock in connection with the first merger. Instead, EQRx will remain an independent public company and EQRx common stock will continue to be traded on the Nasdaq Global and Revolution Medicines common stock will continue to be traded on the Nasdaq Select, and Revolution Medicines will not complete the share issuance of Revolution Medicines common stock pursuant to the merger agreement as contemplated by the Revolution Medicines share issuance proposal. If the merger agreement is terminated under certain specified circumstances, either Revolution Medicines or EQRx may be required to pay or cause to be paid to the other party a termination fee of $25.0 million (in the case of a termination fee payable by EQRx) or $65.0 million (in the case of a termination fee payable by Revolution Medicines). In addition, if the merger agreement is terminated due to either party’s failure to obtain the applicable requisite stockholder approval under circumstances in which a termination fee is not payable, the party that failed to obtain the applicable requisite stockholder approval may be required to pay the other party expense reimbursement fees of up to $10.0 million. See the section titled “The Merger Agreement—Termination Fees” of this joint proxy statement/prospectus for a more detailed discussion of the termination and expense reimbursement fees.

Q:	Does Revolution Medicines intend to advance EQRx’s research and development portfolio following consummation of the mergers?

A:

In line with Revolution Medicines’ continued prioritization and focus of its resources on novel drug mechanisms of action targeting RAS-addicted cancers, Revolution Medicines does not intend to advance EQRx’s research and development portfolio following consummation of the mergers. EQRx has commenced a process to wind down these programs and return the associated intellectual property to its partners, which would have the opportunity to independently decide the next steps on development.

As a result of the process undertaken by EQRx to wind down its programs, EQRx may not have any product candidates in active clinical development nor any material research and development collaborations if the proposed mergers were not to be completed. Accordingly, EQRx’s future business prospects as a biopharmaceutical company would be limited unless EQRx is able to take steps to hire key personnel and rebuild a pipeline of product candidates through licenses, acquisitions or both, or through consummation of an alternative transaction. The EQRx board of directors also may determine to liquidate or dissolve EQRx. In such an event, the amount of cash available for distribution to EQRx stockholders will depend heavily on the timing of such liquidation or dissolution, as well as the amount of cash that will need to be reserved for commitments and contingent liabilities.

Q:	How will I receive the merger consideration to which I am entitled?

A:

If you hold your shares of EQRx common stock in book-entry form, whether through The Depository Trust Company, or otherwise, you will not be required to take any specific actions to exchange your shares of EQRx common stock for shares of Revolution Medicines common stock. Such shares will, following the effective time, be automatically exchanged for shares of Revolution Medicines common stock (in book-entry form) and cash in lieu of any fractional shares of Revolution Medicines common stock to which you are entitled. If you instead hold your shares of EQRx common stock in certificated form, then, after receiving the proper documentation from you following the effective time, the Exchange Agent will deliver to you the shares of Revolution Medicines common stock (in book-entry form) and cash in lieu of any fractional shares of Revolution Medicines common stock to which you are entitled. For more information, see the section titled “The Merger Agreement—Exchange of Shares.”

Q:	What should I do now?

A:

You should read this joint proxy statement/prospectus carefully and in its entirety, including the annexes, and return your completed, signed and dated proxy card(s) by mail in the enclosed postage-paid envelope(s) or submit your voting instructions over the Internet, or by telephone, as soon as possible so that your shares will be voted in accordance with your instructions.

Q:	How can I find more information about Revolution Medicines and EQRx?

A:	You can find more information about Revolution Medicines and EQRx by reading this joint proxy statement/prospectus and from various sources described under “Where You Can Find More Information.”

Q:	Whom do I call if I have questions about the Revolution Medicines special meeting, the EQRx special meeting or the mergers?

A:

If you have questions about the Revolution Medicines special meeting, the EQRx special meeting or the mergers, or desire additional copies of this joint proxy statement/prospectus or additional proxies, you may contact:

For Revolution Medicines stockholders:	For EQRx stockholders:

Morrow Sodali LLC 509 Madison Avenue 12th Floor New York, New York 10022 Email: RVMD@info.morrowsodali.com	MacKenzie Partners, Inc. 1407 Broadway, 27th Floor New York, New York 10018 Email: proxy@mackenziepartners.com Call Toll-Free: 1-800-322-2885

SUMMARY

For your convenience, provided below is a brief summary of certain information contained in this joint proxy statement/prospectus. This summary highlights selected information from this joint proxy statement/prospectus and does not contain all of the information that may be important to you as a Revolution Medicines stockholder or an EQRx stockholder. To understand the mergers fully and for a more complete description of the terms of the mergers, you should read carefully this entire joint proxy statement/prospectus, its annexes and the other documents to which you are referred. Items in this summary include a page reference directing you to a more complete description of those items. You may obtain the information incorporated by reference into this joint proxy statement/prospectus without charge by following the instructions under the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

The Parties to the Mergers (Page 49)

Revolution Medicines, Inc.

Revolution Medicines is a clinical-stage precision oncology company focused on developing targeted therapies to inhibit frontier targets in RAS-addicted cancers. Revolution Medicines possess sophisticated structure-based drug discovery capabilities built upon deep chemical biology and cancer pharmacology know-how and innovative, proprietary technologies that enable the creation of small molecules tailored to unconventional binding sites. Revolution Medicines’ understanding of genetic drivers and adaptive resistance mechanisms in cancer, coupled with robust drug discovery and medicinal chemistry capabilities, has guided it to establish a deep pipeline targeting critical signaling nodes within the RAS pathway and associated pathways. This cohesive approach underpins its clinical strategy of exploring mechanism-based dosing paradigms and in-pathway combinations to optimize treatment for cancer patients.

Revolution Medicines’ research and development pipeline comprises RAS(ON) inhibitors that bind directly to RAS variants, which it refers to as RAS(ON) Inhibitors, and RAS companion inhibitors that target key nodes in the RAS pathway or associated pathways, which it refer to as RAS Companion Inhibitors. Revolution Medicines’ RAS Companion Inhibitors are designed primarily for combination treatment strategies involving one or more therapeutic agents, which particularly may include our RAS(ON) Inhibitors. Revolution Medicines’ long-term goal is to combine our RAS(ON) Inhibitors with selected RAS Companion Inhibitors or other therapies on behalf of patients based on molecular tumor features.

Revolution Medicines’ principal executive office is located at 700 Saginaw Drive, Redwood City, California 94063. Its telephone number is (650) 481-6801.

Equinox Merger Sub, Inc.

Merger Sub I, a newly formed, direct, wholly owned subsidiary of Revolution Medicines, is a Delaware corporation that was formed on July 21, 2023, for the sole purpose of effecting the mergers. Merger Sub I has not conducted any activities other than those incidental to its formation and the matters contemplated by the merger agreement.

Equinox Merger Sub II LLC

Merger Sub II, a newly formed, direct, wholly owned subsidiary of Revolution Medicines, is a Delaware limited liability company that was formed on July 21, 2023, for the sole purpose of effecting the mergers. Merger Sub II has not conducted any activities other than those incidental to its formation and the matters contemplated by the merger agreement.

EQRx, Inc.

EQRx is a biopharmaceutical company with a focus on developing and commercializing innovative medicines for some of the most prevalent disease areas, including cancer and immune-inflammatory conditions. EQRx’s principal executive office is located at 50 Hampshire Street, Cambridge, Massachusetts 02139. Its telephone number is (617) 315-2255.

The Revolution Medicines Special Meeting (Page 51)

The Revolution Medicines special meeting will be held on November 8, 2023, at 8:00 a.m., Pacific Time, at the Revolution Medicines special meeting website, at www.virtualshareholdermeeting.com/RVMD2023SM. The purposes of the Revolution Medicines special meeting are as follows:

•	Revolution Medicines Proposal #1: Revolution Medicines Share Issuance Proposal. To consider and vote on the Revolution Medicines share issuance proposal; and

•	Revolution Medicines Proposal #2: Revolution Medicines Adjournment Proposal. To consider and vote on the Revolution Medicines adjournment proposal.

Completion of the mergers is conditioned on the approval of the Revolution Medicines share issuance proposal by Revolution Medicines stockholders. Approval of the Revolution Medicines adjournment proposal is not a condition to the obligation of either Revolution Medicines or EQRx to complete the mergers.

Only holders of record of issued and outstanding shares of Revolution Medicines common stock as of the close of business on September 26, 2023, the record date for the Revolution Medicines special meeting, are entitled to notice of, and to vote at, the Revolution Medicines special meeting. Revolution Medicines stockholders may cast one vote for each share of Revolution Medicines common stock that Revolution Medicines stockholders held as of that record date.

Assuming a quorum is present at the Revolution Medicines special meeting, approval of the Revolution Medicines share issuance proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) at the Revolution Medicines special meeting on the Revolution Medicines share issuance proposal. An abstention, a broker non-vote or the failure of a Revolution Medicines stockholder not present at the meeting to vote will have no effect on the outcome of the Revolution Medicines share issuance proposal.

Assuming a quorum is present at the Revolution Medicines special meeting, approval of the Revolution Medicines adjournment proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) at the Revolution Medicines special meeting on the Revolution Medicines adjournment proposal. An abstention, a broker non-vote or the failure of a Revolution Medicines stockholder not present at the meeting to vote will have no effect on the outcome of the Revolution Medicines adjournment proposal.

The EQRx Special Meeting (Page 60)

The EQRx special meeting will be held on November 8, 2023, at 11:00 a.m., Eastern Time, at the EQRx special meeting website, at www.virtualshareholdermeeting.com/EQRX2023SM. The purposes of the EQRx special meeting are as follows:

•	EQRx Proposal #1: Adoption of the Merger Agreement. To consider and vote on a proposal to adopt the merger agreement;

•

EQRx Proposal #2: EQRx Compensation Proposal. To consider and vote on a non-binding, advisory basis, on the compensation that will or may be payable to EQRx’s named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement; and

•

EQRx Proposal #3: Adjournment of the EQRx Special Meeting. To adjourn the EQRx special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement at the time of the EQRx special meeting.

Completion of the mergers is conditioned on the approval of the EQRx merger agreement proposal by EQRx stockholders. Approval of either of the EQRx compensation proposal or the EQRx adjournment proposal is not a condition to the obligation of either Revolution Medicines or EQRx to complete the mergers.

Only holders of record of outstanding shares of EQRx common stock as of the close of business on September 26, 2023, the record date for the EQRx special meeting, are entitled to notice of, and to vote at, the EQRx special meeting. EQRx stockholders may cast one vote for each share of EQRx common stock that EQRx stockholders held as of that record date.

Assuming a quorum is present at the EQRx special meeting, approval of the EQRx merger agreement proposal by EQRx stockholders requires the affirmative vote of the holders of a majority of the outstanding shares of EQRx common stock entitled to vote at the EQRx special meeting. An abstention, a broker non-vote or the failure of an EQRx stockholder to vote (including the failure of an EQRx stockholder who holds shares in “street name” through a bank, broker or other nominee to give voting instructions to that bank, broker or other nominee) will have the same effect as a vote cast “AGAINST” the proposal to adopt the merger agreement.

Assuming a quorum is present at the EQRx special meeting, approval of the EQRx compensation proposal requires the affirmative vote of the holders of a majority of the votes properly cast for and against the EQRx compensation proposal. An abstention, a broker non-vote or the failure of an EQRx stockholder to vote (including the failure of an EQRx stockholder who holds shares in “street name” through a bank, broker or other nominee to give voting instructions to that bank, broker or other nominee) will have no effect on the outcome of the EQRx compensation proposal.

Assuming a quorum is present at the EQRx special meeting, approval of the EQRx adjournment proposal requires the affirmative vote of the holders of a majority of the votes properly cast for and against the EQRx adjournment proposal. An abstention, a broker non-vote or the failure of an EQRx stockholder to vote (including the failure of an EQRx stockholder who holds shares in “street name” through a bank, broker or other nominee to give voting instructions to that bank, broker or other nominee) will have no effect on the outcome of the EQRx adjournment proposal.

The Mergers and the Merger Agreement (Pages 70 and 130)

The terms and conditions of the mergers are contained in the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus. You are encouraged to read the merger agreement carefully and in its entirety, as it is the primary legal document that governs the mergers.

Pursuant to the terms of the merger agreement, (i) Merger Sub I will merge with and into EQRx, referred to as the first merger, with EQRx as the surviving corporation in the first merger and (ii) as soon as practicable after the first merger and as the second step in a single integrated transaction with the first merger, EQRx will merge with and into Merger Sub II, referred to as the second merger, with Merger Sub II as the surviving company in the second merger and continuing as a wholly owned subsidiary of Revolution Medicines. The first merger and the second merger together are referred to as the mergers.

Following the mergers, EQRx common stock will be delisted from the Nasdaq Global, deregistered under the Exchange Act and will cease to be publicly traded.

Merger Consideration (Page 131)

At the effective time, by virtue of the first merger and without any further action on the part of Revolution Medicines, Merger Sub I, EQRx, or any stockholder of EQRx or Merger Sub I, each share of EQRx common stock that is issued and outstanding immediately prior to the effective time (other than excluded EQRx shares) will be converted into the right to receive a number of validly issued, fully paid and non-assessable shares of Revolution Medicines common stock equal to the exchange ratio, which shares of Revolution Medicines common stock (in the aggregate) are referred to as the merger consideration. No fractional shares of Revolution Medicines common stock will be issued as merger consideration, and EQRx stockholders will receive cash in lieu of any fractional shares as part of the merger consideration, as specified in the merger agreement and as further described in the section titled “The Merger Agreement—Treatment of Fractional Shares” of this joint proxy statement/prospectus. At the effective time, all excluded EQRx shares will be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange for such shares.

The exchange ratio will be determined by dividing (i) the aggregate number of shares of Revolution Medicines common stock to be issued as merger consideration by (ii) the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement, as further described in the section titled “The Merger Agreement—Merger Consideration” of this joint proxy statement/prospectus.

The exchange ratio is floating, which means that it will change between now and the date of the EQRx special meeting, depending upon the pre-EQRx special meeting VWAP. The exchange ratio will be calculated promptly following the determination of the pre-EQRx special meeting VWAP, which will be known following the closing of the Nasdaq Select market on the sixth business day prior to the scheduled EQRx special meeting date as set forth in the notice of meeting included in the definitive form of this joint proxy statement/prospectus. EQRx and Revolution Medicines will publicly disclose the exchange ratio pursuant to a press release and/or the filing of Current Reports on Form 8-K with the SEC. See the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

The market price of Revolution Medicines common stock has fluctuated since the date of the announcement of the merger agreement and may continue to fluctuate from the date of this joint proxy statement/prospectus to the date of the special meetings, the date the mergers are completed and thereafter. The market price of Revolution Medicines common stock, when received by EQRx equityholders after the mergers are completed, could be greater than, less than or the same as the market price of Revolution Medicines common stock on the date of this joint proxy statement/prospectus or at the time of the special meetings.

Accordingly, you should obtain current market quotations for Revolution Medicines common stock and EQRx common stock before deciding how to vote with respect to any of the proposals described in this joint proxy statement/prospectus. Revolution Medicines common stock is traded on the Nasdaq Select under the symbol “RVMD” and EQRx common stock is traded on the Nasdaq Global under the symbol “EQRX.”

Treatment of EQRx Equity Awards, EQRx Warrants and the EQRx Earn-Out (Page 132)

EQRx Equity Awards

The vesting and exercisability of each EQRx option and the vesting of each share of EQRx restricted stock will be accelerated in full as of immediately prior to the effective time. Prior to the effective time, each holder of EQRx options will be provided the opportunity to exercise the holder’s EQRx options, whether or not vested, for a period determined by the EQRx board of directors that ends on or prior to the tenth business day prior to the scheduled EQRx special meeting date, provided that the exercise of any unvested EQRx option that will vest as described in this paragraph will be conditioned on the occurrence of the effective time. EQRx must take all actions necessary to prohibit exercise of EQRx options after the tenth business day prior to the EQRx special meeting date.

At the effective time:

•

each in-the-money EQRx option, will be cancelled and converted automatically into the right to receive a number of shares of Revolution Medicines common stock based on the exchange ratio after taking into account the exercise price (all EQRx options that do not constitute in-the-money EQRx options will be terminated at the effective time for no consideration);

•

each EQRx RSU (other than earn-out RSUs), outstanding immediately prior to the effective time, whether or not vested, will be cancelled and converted into the right to receive shares of Revolution Medicines common stock based on the exchange ratio (earn-out RSUs will be cancelled as of the closing of the mergers for no consideration); and

•

each outstanding share of EQRx restricted stock that is accelerated in full immediately prior to the effective time will be treated the same as all other outstanding shares of EQRx common stock under the merger agreement.

The amount of any required withholding (as described further in “The Merger Agreement—Withholding Rights”) with respect to in-the-money EQRx options, EQRx RSUs and shares of EQRx restricted stock that are converted into shares of Revolution Medicines common stock at the effective time will be satisfied by selling shares of Revolution Medicines common stock and remitting the proceeds to the proper taxing authorities through Revolution Medicines.

Treatment of EQRx Warrants

At the effective time, each EQRx warrant, will, in accordance with its terms, automatically cease to represent a warrant exercisable for EQRx common stock and will become a warrant exercisable for the merger consideration that the holder of such EQRx warrant would have received if such EQRx warrant had been exercised immediately prior to the effective time. For the avoidance of doubt, no holder of an EQRx warrant will be entitled to receive any merger consideration in exchange for such EQRx warrant.

Treatment of EQRx Earn-Out

Each share of EQRx common stock that is issued and outstanding immediately prior to the effective time and held in escrow subject to the EQRx earn-out will be converted in the same manner as all other shares of EQRx common stock under the merger agreement.

Prior to signing the merger agreement, EQRx delivered signed waiver and release agreements from Legacy EQRx stockholders holding rights with respect to at least a majority of the shares subject to the EQRx earn-out, pursuant to which such holders have waived (effective immediately prior to the effective time) their respective rights to receive the applicable shares subject to the EQRx earn-out and any other right with respect to the EQRx earn-out. EQRx may obtain additional waiver and release agreements prior to the EQRx special meeting.

The EQRx earn-out is discussed further in the section titled “The Merger Agreement—Merger Consideration” and “The Merger Agreement—EQRx Earn-Out” of this joint proxy statement/prospectus.

Revolution Medicines’ Recommendation and Reasons for the Mergers (Page 92)

The Revolution Medicines board of directors recommends that Revolution Medicines stockholders vote “FOR” the Revolution Medicines share issuance proposal and “FOR” the Revolution Medicines adjournment proposal. In its determinations and in reaching its recommendations, the Revolution Medicines board of directors consulted with Revolution Medicines’ senior management and its outside legal and financial advisors, and considered a number of factors and a substantial amount of information, including, but not limited to, the following factors (not necessarily presented in order of relative importance) that weighed in favor of the mergers:

•

the expectation that Revolution Medicines will, upon completion of the mergers, gain more than $1 billion in additional capital, enhancing its balance sheet, thereby increasing its go-forward financial certainty;

•

the expectation that the additional capital will reinforce and sustain Revolution Medicines’ robust research and development initiatives, including its parallel development approach for its RAS(ON) Inhibitor pipeline and position Revolution Medicines to be able to maximize the potential clinical impact of its targeted drug pipeline across multiple oncology indications, among other things;

•	the potential of the factors above to create stockholder value while enhancing Revolution Medicines’ flexibility to retain strategic control of its RAS(ON) Inhibitor pipeline;

•	the favorability of the mergers relative to other potential strategic, operational and financial strategies, particularly in light of Revolution Medicines’ business and potential capital needs;

•	the favorability of the structure of the mergers relative to financing alternatives; and

•	the terms and conditions of the merger agreement, taken as a whole.

For a more complete description of the factors considered by the Revolution Medicines board of directors in reaching this decision, including potentially negative factors against which these advantages and opportunities were weighed, and additional information on the recommendation of the Revolution Medicines board of directors, see the section titled “The Mergers—Recommendation of the Revolution Medicines Board of Directors; Revolution Medicines’ Reasons for the Mergers” of this joint proxy statement/prospectus.

EQRx’s Recommendation and Reasons for the Mergers (Page 96)

The EQRx board of directors recommends that EQRx stockholders vote “FOR” the EQRx merger agreement proposal, “FOR” the EQRx compensation proposal, and “FOR” the EQRx adjournment proposal. In its determinations and in reaching its recommendations, the EQRx board of directors received the recommendation of the transaction committee of the EQRx board of directors, referred to as the EQRx transaction committee, consulted with EQRx senior management and its outside legal and financial advisors, and considered a number of factors and a substantial amount of information.

For a description of the factors considered by the EQRx board of directors in reaching this decision, including potentially negative factors against which the anticipated advantages and opportunities of the mergers were weighed, and additional information on the recommendation of the EQRx board of directors, see the section titled “The Mergers—Recommendation of the EQRx Board of Directors; EQRx’s Reasons for the Mergers” of this joint proxy statement/prospectus.

Opinion of MTS, EQRx’s Financial Advisor (Page 108 and Annex B)

EQRx retained MTS Health Partners, L.P., referred to as MTS, as its financial advisor in connection with the mergers (including the delivery of the MTS opinion, defined below). On July 31, 2023, MTS Securities, LLC, an affiliate of MTS, referred to as MTS Securities, rendered its oral opinion to the EQRx board of directors (which was subsequently confirmed by delivery of a written opinion dated July 31, 2023) that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion, the exchange ratio to be received by the EQRx stockholders (other than Revolution Medicines or any of its affiliates or any holders of excluded shares) pursuant to the mergers was fair, from a financial point of view, to such holders.

The full text of the written opinion of MTS Securities, which is referred to as the MTS opinion, sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by MTS Securities in connection with its opinion. The MTS opinion is attached as Annex B to this joint proxy statement/prospectus and is incorporated herein by reference. The summary of the MTS opinion set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of the MTS opinion. We urge you to read carefully the MTS opinion, together with the summary thereof in this joint proxy statement/prospectus, in its entirety.

MTS Securities provided its opinion for the information and assistance of the EQRx board of directors in connection with its consideration of the exchange ratio. The MTS opinion addressed solely the fairness, from a financial point of view, of the exchange ratio to be received by the holders of shares of EQRx common stock (other than Revolution Medicines or any of its affiliates or any holders of excluded shares) pursuant to the mergers and does not address any other aspect or implication of the mergers. The MTS opinion was not a recommendation to the EQRx board of directors as to how to vote in connection with the merger agreement and is not a recommendation to any EQRx stockholder to take any action in connection with the mergers or any other matter.

Interests of Revolution Medicines’ Directors and Executive Officers in the Mergers (Page 117)

In considering the recommendations of the Revolution Medicines board of directors, Revolution Medicines stockholders should be aware that a member of the Revolution Medicines board of directors, Alexis Borisy, is Executive Chairman of the EQRx board of directors and a co-founder of EQRx. Given Mr. Borisy’s role at EQRx and his ownership of securities of EQRx, Mr. Borisy has interests in the mergers, including financial interests that may be different from, or in addition to, the interests of other Revolution Medicines stockholders generally. See also the sections titled “The Mergers—Interests of EQRx’s Directors and Executive Officers in the Mergers” and “Certain Beneficial Owners of EQRx Common Stock” for more information regarding Mr. Borisy’s interests in the mergers and ownership in EQRx. Mr. Borisy recused himself from all meetings (or portions thereof) of the Revolution Medicines board of directors and committees thereof in which the transactions contemplated by the merger agreement were discussed. Further, the Revolution Medicines board of directors was aware of and considered Mr. Borisy’s interests in the mergers and ownership in EQRx, among other matters, in reaching its determination that the transactions contemplated by the merger agreement, including the mergers, were fair to and in the best interests of Revolution Medicines and its stockholders, approving and declaring advisable the merger agreement and the transactions contemplated thereby, and recommending that Revolution Medicines stockholders approve of the issuance of shares of Revolution Medicines common stock pursuant to the mergers.

Interests of EQRx’s Directors and Executive Officers in the Mergers (Page 118)

In considering the recommendations of the EQRx board of directors, EQRx stockholders should be aware that EQRx directors and executive officers have interests in the mergers, including financial interests that may be different from, or in addition to, the interests of other EQRx stockholders generally. The EQRx board of directors was aware of and considered such interests, among other matters, in reaching its decision to approve the merger agreement and the transactions contemplated by the merger agreement.

These interests include, among others:

•	The merger agreement provides for the acceleration of vesting of all EQRx options and EQRx restricted stock, and EQRx’s executive officers may also receive accelerated vesting of EQRx options,

EQRx RSUs and EQRx restricted stock upon a termination of their employment by EQRx without cause or by their resignation for good reason after the date of the merger agreement;

•	EQRx executive officers will be entitled to merger consideration in respect of vested and unvested EQRx RSUs (other than earn-out RSUs);

•

EQRx’s executive officers are eligible to receive certain severance payments or benefits in the event of a termination of their employment by EQRx without cause or by their resignation for good reason or subject to their continued employment as of immediately prior to the closing of the mergers and delivery of a release of claims;

•

EQRx’s executive officers will receive acceleration of cash retention bonuses and a cash bonus with respect to the 2023 fiscal year (the latter pro-rated if the closing occurs prior to the regular payment date);

•	EQRx’s directors and executive officers are entitled to continued indemnification and insurance coverage under the merger agreement;

•	The merger agreement provides for one member of the EQRx board of directors to become a director of the Revolution Medicines board of directors following the mergers; and

•	As described above, Mr. Borisy, Executive Chairman of EQRx, is also a director of Revolution Medicines.

For more information, see the sections titled “The Mergers—Interests of EQRx’s Directors and Executive Officers in the Mergers” and “The Mergers—Background of the Mergers” of this joint proxy statement/prospectus.

Regulatory Approvals (Page 127)

Each party to the merger agreement has agreed to use reasonable best efforts to file, as soon as practicable after the date of the merger agreement, all notices, reports and other documents required to be filed by such party with any governmental body with respect to the mergers and the other transactions contemplated by the merger agreement (if any), and to submit promptly any additional information requested by any such governmental body. For more information, see the information provided in the section titled “The Mergers—Regulatory Approvals” of this joint proxy statement/prospectus.

Governance and Ownership of Revolution Medicines After Completion of the Mergers (Page 126 and Annex A)

The merger agreement, a copy of which is attached to this joint proxy statement/prospectus as Annex A, contains certain provisions relating to the governance of Revolution Medicines following completion of the mergers.

Directors and Management of Revolution Medicines After Completion of the Mergers

The merger agreement provides that Revolution Medicines will take all actions as may be necessary to add one director designated by EQRx, who is expected to be Sandra J. Horning, M.D., to the Revolution Medicines board of directors at the effective time with a term expiring at the 2025 annual meeting of stockholders of Revolution Medicines.

Except for the addition of the one director designated by EQRx to the Revolution Medicines board of directors, there will be no change to the members of the Revolution Medicines board of directors or executive officers as a result of the mergers. Mark A. Goldsmith, M.D., Ph.D. will continue to serve as Chair of the Revolution Medicines board of directors and Chief Executive Officer of Revolution Medicines.

Ownership of Revolution Medicines After Completion of the Mergers

Based on the number of shares of EQRx and Revolution Medicines common stock outstanding as of September 15, 2023, the latest practicable date prior to the date of this joint proxy statement/prospectus, and assuming that the exchange ratio is 0.0734, as determined based on the volume-weighted average closing price per share of Revolution Medicines common stock for the five trading days ending on and including September 15, 2023, holders of shares of Revolution Medicines common stock as of immediately prior to the completion of the first merger would hold, in the aggregate, approximately 76.2% of the issued and outstanding shares of common stock of the combined company (based on fully diluted shares outstanding of the combined company including equity awards (using the treasury stock method) and excluding earn-out shares) following the completion of the mergers, and holders of shares of EQRx common stock as of immediately prior to the completion of the first merger would hold, in the aggregate, approximately 23.8% of the issued and outstanding shares of common stock of the combined company (based on fully diluted shares outstanding of the combined company including equity awards (using the treasury stock method) and excluding earn-out shares) following the completion of the mergers. The actual equity ownership of Revolution Medicines stockholders and EQRx stockholders in the combined company following the mergers will depend on the pre-EQRx special meeting VWAP and the number of shares of Revolution Medicines common stock and EQRx common stock outstanding immediately prior to the first merger.

Certain Beneficial Owners of Revolution Medicines Common Stock (Page 193)

At the close of business on the Revolution Medicines record date, directors and executive officers of Revolution Medicines and their affiliates beneficially owned and were entitled to vote approximately 6,032,019 shares of Revolution Medicines common stock, collectively representing 5.5% of the shares of Revolution Medicines common stock outstanding on the Revolution Medicines record date. Revolution Medicines currently expects that all of its directors and executive officers will vote their shares “FOR” the Revolution Medicines share issuance proposal and “FOR” the Revolution Medicines adjournment proposal. For more information regarding the security ownership of Revolution Medicines directors and executive officers, see the information provided in the section titled “Certain Beneficial Owners of Revolution Medicines Common Stock—Security Ownership of Revolution Medicines Directors and Executive Officers” of this joint proxy statement/prospectus.

Concurrently with the execution of the merger agreement, certain directors, executive officers and significant stockholders of Revolution Medicines entered into voting agreements with EQRx. The Revolution Medicines supporting stockholders who are parties to the Revolution Medicines voting agreements held approximately 5.5% of the outstanding shares of Revolution Medicines common stock on the Revolution Medicines record date. For more information regarding the Revolution Medicines voting agreements, see the sections titled “The Ancillary Agreements—Revolution Medicines Voting Agreements” of this joint proxy statement/prospectus.

Certain Beneficial Owners of EQRx Common Stock (Page 197)

At the close of business on the EQRx record date, directors and executive officers of EQRx beneficially owned and were entitled to vote approximately 34,560,879 shares of EQRx common stock, collectively representing 6.4% of the shares of EQRx common stock outstanding on the EQRx record date. EQRx currently expects that all of its directors and executive officers will vote their shares “FOR” the EQRx merger agreement proposal, “FOR” the EQRx compensation proposal, and “FOR” the EQRx adjournment proposal. For more information regarding the security ownership of EQRx and executive officers, see the information provided in the section titled “Certain Beneficial Owners of EQRx Common Stock—Security Ownership of EQRx Directors and Executive Officers” of this joint proxy statement/prospectus.

Concurrently with the execution of the merger agreement, certain directors, executive officers and significant stockholders of EQRx entered into voting agreements with Revolution Medicines. The supporting EQRx stockholders who are parties to the EQRx voting agreements held approximately 42.7% of the outstanding shares of EQRx common stock on the EQRx record date. For more information regarding the Revolution Medicines voting agreements, see the sections titled “The Ancillary Agreements—EQRx Voting Agreements” of this joint proxy statement/prospectus.

Cooperation; Efforts to Consummate (Page 147)

Each party to the merger agreement must use reasonable best efforts to file, as soon as practicable after the date of the merger agreement, all notices, reports and other documents required to be filed by such party with any governmental body with respect to the mergers and the other transactions contemplated by the merger agreement (if any), and to submit promptly any additional information requested by any such governmental body.

Revolution Medicines and EQRx have agreed to:

•

consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other in advance (to the extent legally permissible), any analyses, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party to the merger agreement in connection with proceedings under or related to any filing;

•

give each other prompt notice of the commencement or known threat of commencement of any legal proceeding by or before any governmental body with respect to the mergers or any other transactions contemplated by the merger agreement, keep the other party reasonably informed as to the status of any such legal proceeding or threat, and in connection with any such legal proceeding, to permit representatives of the other party to be present at each meeting or conference relating to any such legal proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any governmental body in connection with any such legal proceeding;

•

use reasonable best efforts to take all actions necessary or advisable to satisfy the conditions to consummating the mergers, including (i) making all filings (if any) and give all notices (if any) required to be made and given by such party in connection with the mergers and the other transactions contemplated by the merger agreement, (ii) using reasonable best efforts to obtain each consent (if any) required to be obtained (pursuant to any applicable law or contract, or otherwise) by such party in connection with the mergers or any of the other transactions contemplated by the merger agreement and (iii) using reasonable best efforts to lift any restraint, injunction or other legal bar to the mergers; and

•	use reasonable best efforts to take all actions necessary or advisable to satisfy the conditions to consummating the mergers.

In addition, Revolution Medicines and EQRx have made certain agreements with respect to any filings required to be made under the HSR Act or other antitrust laws, if determined to be applicable, which are described further in the section titled “The Merger Agreement—Cooperation; Efforts to Consummate” of this joint proxy statement/prospectus. Revolution Medicines and EQRx have determined that, at the time of filing the registration statement of which this joint proxy statement/prospectus forms a part, no filing is required under the HSR Act in connection with the mergers or the other transactions contemplated by the merger agreement.

No Appraisal Rights (Page 56)

EQRx stockholders are not entitled to appraisal rights in connection with the mergers under the DGCL.

Conditions to the Completion of the Mergers (Page 153)

Mutual Conditions

Each party’s obligation to effect the mergers and consummate the other transactions contemplated by the merger agreement is subject to the satisfaction or waiver at or prior to closing of each of the following conditions:

•	receipt of the required Revolution Medicines stockholder approval and the required EQRx stockholder approval;

•	in the event that a filing is required under the HSR Act, the expiration or termination of any applicable waiting period;

•	receipt of any governmental authorization or consent required to be obtained under applicable law;

•

the absence of (i) any temporary restraining order, preliminary or permanent injunction or other order and (ii) any law enacted, promulgated or deemed applicable that, in each case, has the effect of restraining, enjoining or otherwise prohibiting the mergers;

•

the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part and the absence of any stop order issued by the SEC suspending the effectiveness of the registration statement; and

•	the approval for listing on the Nasdaq Select of the shares of Revolution Medicines common stock to be issued in the first merger.

Conditions to Obligations of Revolution Medicines and the Merger Subs

Revolution Medicines’ and the Merger Subs’ obligation to effect the mergers and consummate the other transactions contemplated by the merger agreement is subject to the satisfaction or waiver at or prior to closing of each of the following conditions:

•	the accuracy of the representations and warranties of EQRx to the extent required under the merger agreement;

•	EQRx’s compliance with and performance of its covenants and obligations under the merger agreement in all material respects;

•	the absence of any continuing material adverse effect with respect to EQRx; and

•	the receipt of a certificate executed by a senior executive officer of EQRx confirming that the foregoing conditions have been satisfied.

Conditions to Obligations of EQRx

EQRx’s obligation to effect the mergers and consummate the other transactions contemplated by the merger agreement is subject to the satisfaction or waiver at or prior to closing of each of the following conditions:

•	the accuracy of the representations and warranties of Revolution Medicines, Merger Sub I and Merger Sub II to the extent required under the merger agreement;

•	Revolution Medicines’, Merger Sub I’s and Merger Sub II’s compliance with and performance of their covenants and obligations under the merger agreement in all material respects;

•	the absence of any continuing material adverse effect with respect to Revolution Medicines;

•	the receipt of a certificate executed by a senior executive officer of Revolution Medicines confirming that the foregoing conditions have been satisfied; and

•

the EQRx board of directors designee must have been appointed to the Revolution Medicines board of directors in accordance with the merger agreement, such appointment to be effective immediately following the effective time.

No Solicitation or Negotiation of Acquisition Proposals (Page 141)

Revolution Medicines and EQRx have each agreed that, with respect to such party, they will not, and that they will cause their respective subsidiaries and their and their respective subsidiaries’ representatives not to, directly or indirectly, from the date of the merger agreement until the effective time (or the earlier termination of the merger agreement):

•

solicit, initiate, induce or knowingly encourage or facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal;

•

subject to certain standard exceptions, participate in any discussions or negotiations or knowingly cooperate in any way with any person regarding any proposal or offer, the consummation of which would constitute an acquisition proposal;

•

knowingly provide any non-public information or data concerning such party or any of its subsidiaries to any person in connection with any proposal, the consummation of which would constitute an acquisition proposal or for the purpose of soliciting, initiating, inducing or knowingly encouraging or facilitating an acquisition proposal;

•

enter into any binding or nonbinding letter of intent, term sheet, memorandum of understanding, merger agreement, acquisition agreement, agreement in principle, option agreement, joint venture agreement, partnership agreement, lease agreement or other similar agreement (other than an acceptable confidentiality agreement entered into in accordance with the merger agreement) with respect to an acquisition proposal or any proposal or offer that could reasonably be expected to lead to an acquisition proposal;

•	adopt, approve or recommend or make any public statement approving or recommending any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal;

•

take any action or exempt any person from the restriction on “business combinations” or any similar provision contained in applicable takeover laws or EQRx’s organizational or other governing documents; or

•	resolve, publicly propose or agree to do any of the foregoing.

Notwithstanding the limitations described above, prior to the time, but not after, in the case of EQRx, the required EQRx stockholder approval is obtained or, in the case of Revolution Medicines, the required Revolution Medicines stockholder approval is obtained, Revolution Medicines or EQRx, as applicable, may, in accordance with the merger agreement, (i) provide access to non-public information regarding such party and its subsidiaries to the person who made such acquisition proposal (provided that such information has previously been made available to the other party or is provided to the other party substantially concurrently with the making of such information available to such person and that, prior to furnishing any such non-public information, such party receives from the person making such acquisition proposal an executed acceptable confidentiality agreement entered into in accordance with the merger agreement); and (ii) engage or participate in any discussions or negotiations with any such person regarding such acquisition proposal; if, and only if, prior to taking any action described in clause (i) or (ii) above, such party’s board of directors determines in good faith, after consultation with outside financial advisors and outside legal counsel, that (x) such acquisition proposal constitutes a superior proposal or would reasonably be expected to lead to a superior proposal, and (y) the failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

See the section titled “The Merger Agreement—No Solicitation or Negotiation of Acquisition Proposals” of this joint proxy statement/prospectus for more information.

No Change in Recommendation (Page 143)

Subject to certain exceptions described below, neither the Revolution Medicines board of directors nor the EQRx board of directors, including any committee thereof, may make a change in recommendation, as described in the section titled “The Merger Agreement—No Change in Recommendation” of this joint proxy statement/prospectus.

Permitted Change in Recommendation–Intervening Event

The Revolution Medicines board of directors or the EQRx board of directors, as applicable, may, prior to the time, in the case of Revolution Medicines, the required Revolution Medicines stockholder approval is obtained or, in the case of EQRx, the required EQRx stockholder approval is obtained, make a change in recommendation if (i) an intervening event described in the merger agreement has occurred, (ii) such party’s board of directors determines in good faith, after consultation with outside financial advisors and outside legal counsel, that, in light of such intervening event and taking into account any revised terms proposed in writing by the other party through the procedures set forth in the merger agreement, the failure to make a change in recommendation would be inconsistent with the directors’ fiduciary duties under applicable law and (iii) certain other conditions are met, as described in the section titled “The Merger Agreement—No Change in Recommendation” of this joint proxy statement/prospectus.

Permitted Change in Recommendation–Superior Proposal

The Revolution Medicines board of directors or EQRx board of directors, as applicable, may, prior to the time, in the case of Revolution Medicines, the required Revolution Medicines stockholder approval is obtained or, in the case of EQRx, the required EQRx stockholder approval is obtained, make a change in recommendation if, following (x) receipt by Revolution Medicines or EQRx, as applicable, of an unsolicited, bona fide written acquisition proposal in accordance with the merger agreement and with respect to which such party has received a written, definitive form of alternative acquisition agreement that has not been withdrawn, and (y) such party’s board of directors determining in good faith, after consultation with outside financial advisors and outside legal counsel, that such acquisition proposal constitutes a superior proposal, the Revolution Medicines board of directors or EQRx board of directors, (i) such party’s board of directors then determines in good faith, after consultation with outside financial advisors and outside legal counsel, that, in light of such superior proposal and taking into account any revised terms proposed in writing by the other party through the procedures set forth in the merger agreement, such superior proposal continues to constitute a superior proposal and that the failure to make such a change in recommendation would be inconsistent with the directors’ fiduciary duties under applicable law and (ii) certain other conditions are met, as described in the section titled “The Merger Agreement—No Change in Recommendation” of this joint proxy statement/prospectus.

Neither Revolution Medicines nor EQRx will submit to the vote of its stockholders an acquisition proposal or a superior proposal prior to the termination of the merger agreement.

Termination of the Merger Agreement (Page 155)

Termination by Mutual Consent

The merger agreement may be terminated and the mergers may be abandoned at any time prior to the effective time by mutual written consent of Revolution Medicines and EQRx.

Termination by Either Revolution Medicines or EQRx

Either Revolution Medicines or EQRx may terminate the merger agreement and the mergers may be abandoned at any time prior to the effective time if:

•	the first merger has not been consummated prior to 12:00 a.m., Eastern Time, on January 31, 2024, which is referred to as the end date;

•

a court of competent jurisdiction or other governmental body has issued a final and nonappealable order, or has taken any other action, or any law has been enacted, promulgated or enforced having the effect of permanently restraining, enjoining or otherwise prohibiting the mergers;

•

the required EQRx stockholder approval has not been obtained at the EQRx special meeting or at any adjournment or postponement thereof at which a final vote on the EQRx merger agreement proposal was taken; or

•

the required Revolution Medicines stockholder approval has not been obtained at the Revolution Medicines special meeting or at any adjournment or postponement thereof at which a final vote on the Revolution Medicines share issuance proposal was taken.

Termination by Revolution Medicines

Revolution Medicines may terminate the merger agreement and the mergers may be abandoned at any time prior to the effective time if:

•

at any time prior to the required EQRx stockholder approval having been obtained, (i) the EQRx board of directors shall have made a change in recommendation, (ii) EQRx shall have entered into any letter of intent or similar document or any contract relating to an acquisition proposal (other than an acceptable confidentiality agreement entered into in accordance with the merger agreement), or (iii) EQRx shall have materially breached or failed to perform in any material respect its obligations set forth in the merger agreement regarding non-solicitation and no change in recommendation;

•

at any time prior to the required Revolution Medicines stockholder approval having been obtained, (i) the Revolution Medicines board of directors authorizes Revolution Medicines (in accordance with the merger agreement) to enter into a definitive alternative acquisition agreement with respect to a superior proposal, (ii) concurrently with the termination of the merger agreement, Revolution Medicines does enter into such alternative acquisition agreement with respect to a superior proposal, and (iii) prior to or concurrently with such termination, Revolution Medicines pays EQRx the applicable termination fee required to be paid pursuant to the merger agreement; or

•

at any time prior to the effective time, there has been a breach of any representation, warranty, covenant or agreement made by EQRx, or any such representation and warranty has become untrue after the date of the merger agreement, such that any of the related closing conditions to be satisfied by EQRx would not then be satisfied and such breach or failure is not curable or, if curable, is not cured within the time periods provided in the merger agreement.

Termination by EQRx

EQRx may terminate the merger agreement and the mergers may be abandoned at any time prior to the effective time if:

•

at any time prior to the required Revolution Medicines stockholder approval having been obtained, (i) the Revolution Medicines board of directors shall have made a change in recommendation, (ii) Revolution Medicines shall have entered into any letter of intent or similar document or any contract relating to an acquisition proposal (other than an acceptable confidentiality agreement entered into in accordance with the merger agreement), or (iii) Revolution Medicines shall have materially breached or failed to perform in any material respect its obligations set forth in the merger agreement regarding non-solicitation and no change in recommendation;

•

at any time prior to the required EQRx stockholder approval having been obtained, (i) the EQRx board of directors authorizes EQRx (in accordance with the merger agreement) to enter into a definitive alternative acquisition agreement with respect to a superior proposal, (ii) concurrently with the termination of the merger agreement, EQRx does enter into such alternative acquisition agreement with respect to a superior proposal, and (iii) prior to or concurrently with such termination, EQRx pays Revolution Medicines the applicable termination fee required to be paid pursuant to the merger agreement; or

•

at any time prior to the effective time, there has been a breach of any representation, warranty, covenant or agreement made by Revolution Medicines, or any such representation and warranty has become untrue after the date of the merger agreement, such that any of the related closing conditions to be satisfied by Revolution Medicines would not then be satisfied and such breach or failure is not curable or, if curable, is not cured within the time periods provided in the merger agreement.

For a more complete description of the foregoing termination rights, see the information provided in the section titled “The Merger Agreement—Termination of the Merger Agreement” of this joint proxy statement/prospectus.

Termination Fees (Page 157)

Revolution Medicines Termination Fee

Revolution Medicines will be required to pay to EQRx a termination fee of $65,000,000 if the merger agreement is terminated:

•	by EQRx, due to the Revolution Medicines board of directors making a change in recommendation;

•	by Revolution Medicines, in connection with the entry by Revolution Medicines into an alternative acquisition agreement with respect to a superior proposal;

•

by Revolution Medicines or EQRx, due to the required Revolution Medicines stockholder approval not being obtained following a change in recommendation by the Revolution Medicines board of directors; or

•

by Revolution Medicines or EQRx, due to the required Revolution Medicines stockholder approval not being obtained if (i) at or prior to the Revolution Medicines special meeting an acquisition proposal in favor of Revolution Medicines has been submitted or made (whether or not publicly disclosed or announced) and not withdrawn and (ii) on or prior to the first anniversary of the termination of the merger agreement, either (a) a transaction contemplated by such acquisition proposal is consummated by the person(s) submitting such acquisition proposal or (b) a definitive agreement relating to such acquisition proposal is entered into by Revolution Medicines or any of its subsidiaries with the person(s) submitting such acquisition proposal, provided that for this purpose, all references to “20%” in the definition of “acquisition proposal” are deemed to be references to “50%.”

EQRx Termination Fee

EQRx will be required to pay to Revolution Medicines a termination fee of $25,000,000 if the merger agreement is terminated:

•	by Revolution Medicines, due to the EQRx board of directors making a change in recommendation;

•	by EQRx, in connection with the entry by EQRx into an alternative acquisition agreement with respect to a superior proposal;

•	by EQRx or Revolution Medicines, due to the required EQRx stockholder approval not being obtained following a change in recommendation by the EQRx board of directors; or

•

by EQRx or Revolution Medicines, due to the required EQRx stockholder approval not being obtained if (i) at or prior to the EQRx special meeting an acquisition proposal in favor of EQRx has been submitted or made (whether or not publicly disclosed or announced) and not withdrawn and (ii) on or prior to the first anniversary of the termination of the merger agreement, either (a) a transaction contemplated by such acquisition proposal is consummated by the person(s) submitting such acquisition proposal or (b) a definitive agreement relating to such acquisition proposal is entered into by EQRx or any of its subsidiaries with the person(s) submitting such acquisition proposal, provided that for this purpose, all references to “20%” in the definition of “acquisition proposal” are deemed to be references to “50%.”

Expense Reimbursement

If the merger agreement is terminated due to the failure to obtain either the required Revolution Medicines stockholder approval or the required EQRx stockholder approval under circumstances in which a termination fee described above is not payable, the party who did not receive the applicable required stockholder approval will be required to reimburse the other party for all of the other party’s reasonable, documented out-of-pocket fees and expenses (including all reasonable, documented fees and expenses of counsel, accountants, investment bankers, experts and consultants to the other party) in connection with or related to the authorization, investigation, negotiation, execution and performance of the merger agreement and the transactions contemplated thereby, up to $10,000,000. Any paid expense reimbursement will be credited against any termination fee that later becomes payable, if applicable.

Voting Agreements

Revolution Medicines Voting Agreements

Concurrently with the execution of the merger agreement, certain directors, executive officers and significant stockholders of Revolution Medicines entered into voting agreements with EQRx, each in substantially similar form, which are referred to as the Revolution Medicines voting agreements. The agreements made by such Revolution Medicines supporting stockholders are made with respect to all shares of Revolution Medicines common stock owned of record or beneficially by such Revolution Medicines supporting stockholders as of the date of the merger agreement, together with any additional shares of Revolution Medicines common stock or other voting securities of Revolution Medicines of which such Revolution Medicines supporting stockholders acquire beneficial ownership after the date of the merger agreement but prior to the earlier to occur of (i) the effective time and (ii) such time as the merger agreement is validly terminated in accordance with its terms, which are referred to collectively as the covered Revolution Medicines shares.

Subject to the terms and conditions set forth in the Revolution Medicines voting agreements, from the date of the merger agreement until the termination of the Revolution Medicines voting agreements in accordance with their respective terms, each of the Revolution Medicines supporting stockholders agreed to:

•

be represented in person or by proxy at each meeting of the stockholders of Revolution Medicines, or adjournment or postponement thereof, in order for their respective covered Revolution Medicines shares to be counted as present for purposes of establishing a quorum; and

•	at each meeting of the stockholders of Revolution Medicines, or adjournment or postponement thereof, or with respect to any action or approval of the stockholders of Revolution Medicines by written consent, with respect to the applicable matters, vote their respective covered Revolution Medicines shares (i) in favor of the Revolution Medicines share issuance proposal and (ii) against (a) any action or agreement that would reasonably be expected to result in any of the conditions to Revolution Medicines’ obligations under the merger agreement not being fulfilled and (b) any Revolution Medicines acquisition proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, materially impede, materially interfere with or materially and adversely affect the consummation of the mergers and the other transactions contemplated by the merger agreement.

The Revolution Medicines voting agreements contain certain transfer restrictions with respect to the covered Revolution Medicines shares and certain other restrictions and obligations applicable to the Revolution Medicines supporting stockholders. For a more complete description of the Revolution Medicines voting agreements, see the information provided in the section titled “The Ancillary Agreements—Revolution Medicines Voting Agreements” of this joint proxy statement/prospectus.

EQRx Voting Agreements

Concurrently with the execution of the merger agreement, certain directors, executive officers and significant stockholders of EQRx entered into voting agreements with Revolution Medicines, each in substantially similar form, which are referred to as the EQRx voting agreements. The agreements made by such EQRx supporting stockholders are made with respect to all shares of EQRx common stock owned of record or beneficially by such EQRx supporting stockholders as of the date of the merger agreement, including any shares of EQRx common stock that are held in escrow subject to the EQRx earn-out, together with any additional shares of EQRx common stock or other voting securities of EQRx of which such EQRx supporting stockholders acquire beneficial ownership after the date of the merger agreement but prior to the earlier to occur of (i) the effective time and (ii) such time as the merger agreement is validly terminated in accordance with its terms, which are referred to collectively as the covered EQRx shares.

Subject to the terms and conditions set forth in the EQRx voting agreements, from the date of the merger agreement until the termination of the EQRx voting agreements in accordance with their respective terms, each of the EQRx supporting stockholders agreed to:

•

be represented in person or by proxy at each meeting of the stockholders of EQRx, or adjournment or postponement thereof, in order for their respective covered EQRx shares to be counted as present for purposes of establishing a quorum; and

•

at each meeting of the stockholders of EQRx, or adjournment or postponement thereof, or with respect to any action or approval of the stockholders of EQRx by written consent, with respect to the applicable matters, vote their respective covered EQRx shares (i) in favor of the EQRx merger agreement proposal and (ii) against (a) any action or agreement that would reasonably be expected to result in any of the conditions to EQRx’s obligations under the merger agreement not being fulfilled and (b) any EQRx acquisition proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, materially impede, materially interfere with or materially and adversely affect the consummation of the mergers and the other transactions contemplated by the merger agreement.

The EQRx voting agreements contain certain transfer restrictions with respect to the covered EQRx shares and certain other restrictions and obligations applicable to the EQRx supporting stockholders. For a more complete description of the EQRx voting agreements, see the information provided in the section titled “The Ancillary Agreements—EQRx Voting Agreements” of this joint proxy statement/prospectus.

Lock-Up Agreements

Concurrently with the execution of the merger agreement, certain directors, executive officers and significant stockholders of Revolution Medicines and EQRx entered into lock-up agreements with Revolution Medicines, each in substantially similar form, which are referred to as the lock-up agreements. The agreements made by such specified directors, executive officers and stockholders in the lock-up agreements are made with respect to all shares of Revolution Medicines common stock and other equity interests in Revolution Medicines (including preferred stock, options, restricted stock and restricted stock unit awards) owned of record or beneficially by such specified directors, executive officers and stockholders (including any such shares or equity interests received pursuant to the mergers and the other transactions contemplated by the merger agreement), which are referred to collectively as the lock-up shares.

Subject to the terms and conditions set forth in the lock-up agreements, from the effective time until 11:59 p.m., Eastern Time, on the 90th calendar day after the closing date, which is referred to as the restricted period, each of the specified directors, executive officers and stockholders party to a lock-up agreement agreed not to Transfer (as defined in the lock-up agreements), directly or indirectly, or publicly announce any intention to effect a Transfer of, any of such specified director’s, executive officer’s or stockholder’s lock-up shares. The specified directors, executive officers and stockholder party to a lock-up agreement have also agreed that the transfer restrictions thereunder preclude such specified director, executive officer or stockholder from entering into hedging and other transactions designed or intended to lead to or result in a sale or disposition of shares of common stock or other equity interests of Revolution Medicines, even if such sale or disposition would be executed by or on behalf of someone other than such specified director, executive officer or stockholder. Notwithstanding the foregoing, 20% of the specified director’s, executive officer’s and stockholder’s lock-up shares (measured as of the effective time and without regard to any shares of common stock or other equity interests of Revolution Medicines acquired after the effective time) will be released from the restrictions set forth in the lock-up agreements at 11:59 p.m., Eastern Time, on the 30th calendar day after the closing date.

The lock-up agreements contain certain exceptions to the transfer restrictions as well as certain other restrictions and obligations applicable to the specified directors, executive officers and stockholders party to the lock-up agreements. For a more complete description of the lock-up agreements, see the information provided in the section titled “The Ancillary Agreements—Lock-Up Agreements” of this joint proxy statement/prospectus.

Material U.S. Federal Income Tax Consequences (Page 165)

The mergers, taken together, are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, but there are significant legal and factual uncertainties concerning such qualification, particularly given the wind-down of EQRx’s research and development programs and operations described in this joint proxy statement/prospectus. No assurance can be given that the mergers will so qualify, that the IRS will not challenge such qualification or that a court will not sustain such a challenge. The closing of the mergers is not conditioned upon achieving, or receiving a ruling from the IRS or opinion of counsel with respect to, such qualification.

If the mergers, taken together, qualify as a “reorganization,” a U.S. holder (as defined in the section titled “U.S. Federal Income Tax Consequences of the Mergers” of this joint proxy statement/prospectus) of EQRx common stock generally will not recognize any gain or loss for U.S. federal income tax purposes upon the exchange of EQRx common stock for Revolution Medicines common stock in the mergers, except with respect to cash received by such holder in lieu of fractional shares of Revolution Medicines common stock. If the mergers do not so qualify for any reason, the exchange of EQRx common stock for Revolution Medicines common stock in the mergers will be a taxable transaction for U.S. federal income tax purposes.

See the section titled “U.S. Federal Income Tax Consequences of the Mergers” of this joint proxy statement/prospectus for a more complete description of certain U.S. federal income tax consequences of the mergers. Please consult your tax advisors as to the specific tax consequences to you of the mergers, including the consequences if the mergers do not qualify as a “reorganization” for any reason.

Comparison of Stockholders’ Rights (Page 183)

Upon completion of the first merger, EQRx stockholders receiving shares of Revolution Medicines common stock will become Revolution Medicines stockholders, and their rights will be governed by the DGCL and the governing corporate documents of Revolution Medicines in effect at the effective time. EQRx stockholders will have different rights once they become Revolution Medicines stockholders due to differences between the governing corporate documents of EQRx and the governing corporate documents of Revolution Medicines, as described in more detail under the section titled “Comparison of Stockholders’ Rights” of this joint proxy statement/prospectus.

Listing of Revolution Medicines Common Stock; Delisting and Deregistration of EQRx Common Stock (Page 129)

The shares of Revolution Medicines common stock to be issued in the mergers are expected to be listed for trading on Nasdaq Select under the symbol “RVMD.” Revolution Medicines will use its reasonable best efforts to cause the shares of Revolution Medicines common stock to be issued in connection with the mergers to be approved for listing on Nasdaq prior to the effective time.

If the mergers are completed, EQRx common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and EQRx will no longer be required to file periodic reports with the SEC with respect to EQRx common stock.

EQRx has agreed to cooperate with Revolution Medicines to take, or cause to be taken, all actions necessary to permit the shares of EQRx common stock to be delisted from Nasdaq and deregistered under the Exchange Act after the effective time.

Risk Factors (Page 37)

In evaluating the merger agreement, the mergers or the issuance of shares of Revolution Medicines common stock in the mergers, you should carefully read this joint proxy statement/prospectus and give special consideration to the factors discussed in the section titled “Risk Factors” of this joint proxy statement/prospectus.

COMPARISON OF REVOLUTION MEDICINES AND EQRX MARKET PRICES AND IMPLIED VALUE OF MERGER CONSIDERATION

The following table presents trading information for Revolution Medicines common stock and EQRx common stock on the Nasdaq Select and Nasdaq Global, respectively, on July 31, 2023, the last trading day before announcement of the mergers and September 15, 2023, the most recent practicable trading day before the date of this joint proxy statement/prospectus. The table also shows the estimated equivalent per-share value of the per share consideration proposed for each share of EQRx common stock as of the same two dates. The estimated equivalent per-share value was calculated by assuming that the exchange ratio is 0.0734, as determined by (i) the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement as of September 15, 2023 and (ii) assuming a pre-EQRx special meeting VWAP of $32.1132, which reflects the five-day volume weighted average closing price per share of Revolution Medicines common stock calculated for the five trading days ending on and including September 15, 2023.

	EQRx Common Stock			Revolution Medicines Common Stock			Equivalent Per-Share Value
	High	Low	Close	High	Low	Close	High	Low	Close
Date
July 31, 2023	$1.75	$1.68	$1.71	$26.39	$25.54	$26.25	$1.94	$1.87	$1.93
September 15, 2023	$2.31	$2.23	$2.27	$32.65	$31.49	$31.76	$2.40	$2.31	$2.33

For illustrative purposes only, we have provided the below assumptions and sensitivity analysis to inform your decision. Assuming (1) a pre-EQRx special meeting VWAP of $32.1132, which reflects the five-day volume weighted average closing price per share of Revolution Medicines common stock calculated for the five trading days ending on and including September 15, 2023, and (2) the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement as of September 15, 2023, is 497,460,533, the exchange ratio would equal 0.0734. Assuming (1) a pre-EQRx special meeting VWAP of $37.1132, which reflects a $5.00 increase in the five-day volume weighted average closing price per share of Revolution Medicines common stock calculated five trading days ending on and including September 15, 2023, and (2) the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement as of September 15, 2023, is 497,618,584, the exchange ratio would equal 0.0656. Assuming (1) a pre-EQRx special meeting VWAP of $27.1132, which reflects a $5.00 decrease in the five-day volume weighted average closing price per share of Revolution Medicines common stock calculated five trading days ending on and including September 15, 2023, and (2) the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement as of September 15, 2023, is 497,268,020, the exchange ratio would equal 0.0841. The exchange ratio will be calculated promptly following the determination of the pre-EQRx special meeting VWAP, which will be known following the closing of the Nasdaq Select on the sixth business day prior to the scheduled EQRx special meeting date as set forth in the notice of meeting included in the definitive form of this joint proxy statement/prospectus. EQRx and Revolution Medicines will publicly disclose the exchange ratio pursuant to a press release and/or the filing of Current Reports on Form 8-K with the SEC. See the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

The market value of the shares of Revolution Medicines common stock to be issued as merger consideration will not be known at the time of the Revolution Medicines and EQRx special meetings. The above table shows only historical comparisons. Accordingly, these comparisons may not provide meaningful information to Revolution Medicines stockholders and EQRx stockholders in determining how to vote with respect to the proposals described in this joint proxy statement/prospectus. Revolution Medicines stockholders and EQRx stockholders are encouraged to obtain current market quotations for Revolution Medicines common stock and EQRx common stock and to review carefully the other information contained in this joint proxy statement/prospectus or incorporated by reference into this joint proxy statement/prospectus. For more information, see “Where You Can Find More Information.”

RISK FACTORS

In deciding whether to vote for the Revolution Medicines share issuance proposal, in the case of Revolution Medicines stockholders, or the adoption of the merger agreement, in the case of EQRx stockholders, you are urged to carefully consider all of the information included or incorporated by reference in this joint proxy statement/prospectus, which is listed in the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus. You should also read and consider the risks associated with each of the businesses of Revolution Medicines and EQRx. The risks associated with the business of Revolution Medicines can be found in Revolution Medicines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the risks associated with the business of EQRx can be found in EQRx’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as such risks may be updated or supplemented in each company’s subsequently filed Quarterly Reports on Form 10-Q or Current Reports on Form 8-K (excluding any information and exhibits furnished under Item 2.02 or 7.01 thereof), each of which are incorporated by reference into this joint proxy statement/prospectus. In addition, you are urged to carefully consider the following material risks relating to the mergers, the business of Revolution Medicines, and the business of EQRx.

Risks Related to the Mergers

Because the exchange ratio depends on the price of Revolution Medicines common stock as well as the number of shares of EQRx common stock outstanding immediately prior to the completion of the first merger, which can fluctuate, the value of the merger consideration that EQRx equityholders will receive in the mergers is uncertain.

Upon completion of the first merger, each share of EQRx common stock that is issued and outstanding immediately prior to the effective time (other than excluded EQRx shares) will be converted automatically into the right to receive a number of shares of Revolution Medicines common stock equal to the exchange ratio, all as described in the section titled “The Merger Agreement—Merger Consideration.” The aggregate merger consideration will consist of a number of shares of Revolution Medicines common stock (including in respect of converted in-the-money EQRx options, EQRx RSUs and EQRx restricted stock) determined as follows: 7,692,308 shares of Revolution Medicines common stock; plus an additional number of shares of Revolution Medicines common stock, which will be determined prior to the EQRx special meeting and will represent $870.0 million of the aggregate purchase price divided by the pre-EQRx special meeting VWAP, applying a six percent discount. The exchange ratio will be determined by dividing the aggregate number of shares of Revolution Medicines common stock to be issued as merger consideration by the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement (which number of shares is not known at this time).

The value of the 7,692,308 shares of Revolution Medicines common stock already determined to be included in the merger consideration will depend upon the market price of Revolution Medicines common stock at the time the mergers are completed and the shares of Revolution Medicines common stock are delivered to EQRx equityholders. The number of additional shares of Revolution Medicines common stock to be included in the merger consideration will not be determined until closer proximity to the EQRx special meeting and, therefore, will depend upon the price of Revolution Medicines common stock during the five-day trading period used to determine the pre-EQRx special meeting VWAP.

As of the date of this joint proxy statement/prospectus, it is impossible to accurately predict the pre-EQRx special meeting VWAP or the number of shares of EQRx common stock, determined in accordance with the merger agreement, that will be outstanding as of immediately prior to the effective time and, therefore, impossible to accurately predict the exchange ratio and, thus, the total number or value of the shares of Revolution Medicines common stock that EQRx equityholders will receive in the mergers. The market price for Revolution Medicines common stock may fluctuate both prior to completion of the mergers and thereafter for a variety of reasons, including, among others, general market and economic conditions, changes in laws and regulations, other changes in Revolution Medicines’ business, financial condition, results of operations and prospects, developments in Revolution Medicines’ clinical programs and product candidates, market assessments of the likelihood that the mergers will be completed, and the expected timing of the mergers.

Many of these factors are beyond Revolution Medicines’ and EQRx’s control, and neither Revolution Medicines nor EQRx are permitted to terminate the merger agreement solely due to a decline in the market price of the common stock of the other party. In determining, in the case of EQRx stockholders, whether to vote for the adoption of the merger agreement, or, in the case of the Revolution Medicines stockholders, whether to vote for the Revolution Medicines share issuance proposal, you are urged to obtain current market quotations for Revolution Medicines common stock and EQRx common stock and refer to the press release and related Current Reports on Form 8-K to be issued by EQRx and Revolution Medicines with the calculation of the exchange ratio following determination of the pre-EQRx special meeting VWAP. In addition, see the section titled “Comparison of Revolution Medicines and EQRx Market Prices and Implied Value of Merger Consideration” of this joint proxy statement/prospectus.

The mergers may be delayed or may not be completed and the merger agreement may be terminated in accordance with its terms, which could negatively impact Revolution Medicines and/or EQRx.

The mergers are subject to a number of conditions that must be satisfied, some of which are beyond the control of Revolution Medicines and EQRx, may not be satisfied or waived in a timely manner or at all, and, accordingly, the mergers may be delayed or not completed. These conditions include:

•	the approval by Revolution Medicines stockholders of the Revolution Medicines share issuance proposal and approval by EQRx stockholders of the EQRx merger agreement proposal;

•	approval for listing on the Nasdaq Select of the shares of Revolution Medicines common stock (including those to be issued pursuant to the merger agreement) (subject to official notice of issuance);

•	the expiration or earlier termination of any applicable waiting period under U.S. antitrust and competition laws, if applicable;

•	the absence of governmental restraints or prohibitions preventing the consummation of the mergers; and

•

the effectiveness of the registration statement on Form S-4 registering the Revolution Medicines common stock issuable pursuant to the merger agreement and the absence of any stop order by the SEC with respect to such registration statement.

The obligation of each of Revolution Medicines and EQRx to consummate the mergers is also conditioned on, among other things, the absence of a material adverse effect on the other party, the truth and correctness of the representations and warranties made by the other party on the date of the merger agreement and on the closing date (subject to certain materiality qualifiers), and the performance by the other party in all material respects of its obligations under the merger agreement. No assurance can be given that the required consents and approvals will be obtained or that the required conditions to closing will be satisfied, and, if all required consents and approvals are obtained and the conditions are satisfied, no assurance can be given as to the terms, conditions and timing of such consents and approvals. Any delay in completing the mergers could cause Revolution Medicines not to realize, or to be delayed in realizing, some or all of the benefits that Revolution Medicines expects to achieve if the mergers are successfully completed within the expected time frame. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the mergers, see the section titled “The Merger Agreement—Conditions to the Completion of the Mergers” of this joint proxy statement/prospectus.

Additionally, either Revolution Medicines or EQRx may terminate the merger agreement under certain circumstances, including, among other reasons, if the first merger has not been consummated prior to 12:00 a.m.,

Eastern Time, on January 31, 2024. In addition, if the merger agreement is terminated under certain circumstances specified in the merger agreement, Revolution Medicines would be required to pay EQRx a termination fee of $65,000,000, or EQRx would be required to pay Revolution Medicines a termination fee of $25,000,000. Additionally, if the merger agreement is terminated because of failure of one party to obtain the required stockholder approval and no termination fee is payable, the party who did not receive approval shall reimburse the other party’s reasonable, documented expenses, up to $10,000,000. See the section titled “The Merger Agreement—Termination of the Merger Agreement” of this joint proxy statement/prospectus and the section titled “The Merger Agreement—Termination Fees” of this joint proxy statement/prospectus for a more complete discussion of the circumstances under which the merger agreement could be terminated and when a termination fee may be payable by Revolution Medicines or EQRx.

If the mergers are not completed for any reason, including as a result of a failure to obtain the required Revolution Medicines stockholder vote to approve the Revolution Medicines share issuance proposal or the required EQRx stockholder vote to approve the EQRx merger agreement proposal, the ongoing businesses of Revolution Medicines and EQRx may be adversely affected and, without realizing any of the benefits of having completed the mergers, Revolution Medicines and EQRx would be subject to a number of risks, including the following:

•	each company may experience negative reactions from the financial markets, including negative impacts on its stock price;

•	each company may experience negative reactions from its partners, suppliers, employees and others;

•

each company will be required to pay their respective costs relating to the mergers, such as financial advisory, legal and accounting costs and associated fees and expenses, including, if applicable, a termination fee (with certain exceptions), whether or not the mergers are completed; and

•

matters relating to the mergers (including winddown planning for EQRx) will require substantial commitments of time and resources by Revolution Medicines management and EQRx management, which could otherwise have been devoted to day-to-day operations or to other opportunities that may have been beneficial to Revolution Medicines or EQRx, as applicable, as an independent company.

Further, EQRx has commenced a process to wind-down and terminate its current product pipeline and other research and development activities and, thus, if the mergers are not completed, EQRx may not have any product candidates in active clinical development nor any material research and development collaborations. Accordingly, EQRx’s future business prospects as a biopharmaceutical company will be extremely limited unless it is able to take steps to hire key personnel and rebuild a pipeline of product candidates through licenses, acquisitions or both, or through consummation of an alternative transaction. There is substantial uncertainty about EQRx’s ability to undertake such efforts. The EQRx board of directors may determine to liquidate or dissolve the company. In such an event, the amount of cash available for distribution to its stockholders will depend heavily on the timing of such liquidation or dissolution, as well as the amount of cash that will need to be reserved for commitments and contingent liabilities.

In addition, if the mergers are not completed, Revolution Medicines and EQRx could be subject to litigation related to any failure to complete the mergers or to perform their respective obligations under the merger agreement. If the mergers are not completed, Revolution Medicines and EQRx cannot assure their stockholders that these risks will not materialize and will not materially affect the business, financial condition, results of operations and stock prices of Revolution Medicines or EQRx.

The market price for shares of Revolution Medicines common stock following the completion of the mergers may be affected by factors different from, or in addition to, those that historically have affected or currently affect the market prices of shares of Revolution Medicines common stock and EQRx common stock.

Upon consummation of the mergers, EQRx stockholders will become Revolution Medicines stockholders. Revolution Medicines’ business differs from that of EQRx in certain respects, and, accordingly, the financial condition and results of operations of Revolution Medicines after completion of the mergers, as well as the market price of shares of Revolution Medicines common stock, may be affected by factors that are different from those currently or historically affecting the financial condition and results of operations of Revolution Medicines or EQRx. In addition, the stock market has experienced significant price and volume fluctuations in recent times, which, if they continue to occur, could adversely affect the market for, or liquidity of, Revolution Medicines common stock, regardless of Revolution Medicines’ actual results of operations. For a discussion of the businesses of each of Revolution Medicines and EQRx and some important factors to consider in connection with those businesses, please see the section titled “The Parties to the Mergers” of this joint proxy statement/prospectus and the documents and information included elsewhere in this joint proxy statement/prospectus or incorporated by reference into this joint proxy statement/prospectus and listed under the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

The shares of Revolution Medicines common stock to be received by EQRx stockholders as a result of the first merger will have rights different from the shares of EQRx common stock.

Upon consummation of the first merger, the rights of EQRx stockholders, who will become Revolution Medicines stockholders, will be governed by the governing corporate documents of Revolution Medicines in effect at the effective time, including the amended and restated certificate of incorporation and amended and restated bylaws of Revolution Medicines. The rights associated with EQRx common stock are different from the rights which will be associated with Revolution Medicines common stock. See the section titled “Comparison of Stockholders’ Rights” of this joint proxy statement/prospectus for a discussion of these rights.

After the mergers, EQRx stockholders will have a significantly lower ownership and voting interest in Revolution Medicines than they currently have in EQRx and will exercise less influence over management and policies of Revolution Medicines after completion of the mergers.

After completion of the mergers, the current securityholders of EQRx will own a smaller percentage of Revolution Medicines than their current ownership of EQRx prior to the mergers. The actual number of shares of Revolution Medicines common stock to be issued and reserved for issuance in connection with the mergers will be determined at completion of the mergers based on the terms of the merger agreement and the exchange ratio. Based on the number of shares of common stock of each of Revolution Medicines and EQRx outstanding on September 15, 2023, the latest practicable date prior to the date of this joint proxy statement/prospectus, and assuming that the exchange ratio is 0.0734, as determined by the volume-weighted average closing price per share of Revolution Medicines common stock for the five trading days ending on and including September 15, 2023, upon completion of the mergers, former EQRx stockholders are expected to own approximately 23.8% of the outstanding shares of Revolution Medicines common stock and Revolution Medicines stockholders immediately prior to the mergers are expected to own approximately 76.2% of the outstanding shares of Revolution Medicines common stock. Consequently, former EQRx stockholders will have less influence over the management and policies of Revolution Medicines after completion of the mergers than they currently have over the management and policies of EQRx.

Until the completion of the mergers or the termination of the merger agreement in accordance with its terms, Revolution Medicines and EQRx are each prohibited from entering into certain transactions and taking certain actions that might otherwise be beneficial to Revolution Medicines or EQRx and their respective stockholders.

From and after the date of the merger agreement and prior to completion of the mergers, the merger agreement:

•	restricts Revolution Medicines and EQRx from taking specified actions without the consent of the other party;

•	requires Revolution Medicines and its subsidiaries to use commercially reasonable efforts to conduct their business and operations in the ordinary course of business in all material respects; and

•

requires EQRx and its subsidiaries to use reasonable best efforts to conduct their business and operations consistent with a mutually agreed operating and capital expenditure budget and commercially reasonable efforts to wind down their certain research and development programs.

These restrictions may prevent Revolution Medicines or EQRx from making certain changes to their respective businesses or organizational structures or from pursuing attractive business opportunities that may arise prior to the completion of the mergers, and could have the effect of delaying or preventing other strategic transactions. Adverse effects arising from the pendency of the mergers could be exacerbated by any delays in consummation of the mergers or termination of the merger agreement. See the section titled “The Merger Agreement—Conduct of Business Prior to the Effective Time” of this joint proxy statement/prospectus.

The mergers, and uncertainty regarding the mergers, may cause current or future distributors, suppliers or strategic partners to delay or defer decisions concerning Revolution Medicines and EQRx and adversely affect each company’s ability to effectively manage their respective businesses.

The mergers will happen only if the stated conditions are met, including the relevant stockholder approvals, among other conditions. Many of the conditions are outside the control of Revolution Medicines and EQRx, and both parties also have certain rights to terminate the merger agreement. Accordingly, there may be uncertainty regarding the completion of the mergers. This uncertainty may cause current or future distributors, suppliers, vendors, strategic partners or others that deal with Revolution Medicines or EQRx to delay or defer entering into contracts with Revolution Medicines or EQRx or making other decisions concerning Revolution Medicines or EQRx or could cause such distributors, suppliers, vendors, strategic partners or others to seek to change or cancel existing business relationships with Revolution Medicines or EQRx, which could negatively affect their respective businesses. Any delay or deferral of those decisions or changes in existing agreements could have an adverse impact on the respective businesses of Revolution Medicines and EQRx, regardless of whether the mergers are ultimately completed.

Whether or not the mergers are completed, the announcement and pendency of the mergers will divert significant management resources to complete the mergers, which could have an adverse effect on Revolution Medicines’ and EQRx’s respective businesses, results of operations and/or market prices.

Whether or not the mergers are completed, the announcement and pendency of the mergers could cause disruptions in the businesses of Revolution Medicines and EQRx by directing the attention of management of each of Revolution Medicines and EQRx toward the completion of the mergers and, with respect to EQRx, the wind-down of its current product pipeline and other research and development activities. Revolution Medicines and EQRx have each diverted significant management resources in an effort to complete the mergers and are each subject to restrictions contained in the merger agreement on the conduct of their respective businesses in the period prior to the completion of the mergers. If the mergers are not completed, Revolution Medicines and EQRx will have incurred significant costs, including the diversion of management resources, for which they will have received little or no benefit.

The directors and executive officers of EQRx have interests and arrangements that may be different from, or in addition to, those of Revolution Medicines and EQRx stockholders generally.

When considering the recommendations of the EQRx board of directors with respect to the proposals described in this joint proxy statement/prospectus, stockholders should be aware that the directors and executive officers of EQRx have interests in the mergers that are different from, or in addition to, those of EQRx stockholders generally. These interests include the treatment in the mergers of outstanding equity, equity-based and incentive awards, severance arrangements, and other compensation and benefit arrangements and the right to continued indemnification of former EQRx directors and officers by Revolution Medicines.

EQRx stockholders should be aware of these interests when they consider the recommendation of the EQRx board of directors that they adopt the merger agreement. The interests of EQRx’s directors and executive officers are described in more detail in the section titled “The Mergers—Interests of EQRx’s Directors and Executive Officers in the Mergers” of this joint proxy statement/prospectus.

Revolution Medicines or EQRx may waive one or more of the closing conditions without re-soliciting stockholder approval.

To the extent permitted by law, Revolution Medicines or EQRx may determine to waive, in whole or part, one or more of the conditions to its obligations to consummate the mergers. Revolution Medicines and EQRx currently expect to evaluate the materiality of any waiver and its effect on Revolution Medicines and EQRx stockholders, as applicable, in light of the facts and circumstances at the time to determine whether any amendment of this joint proxy statement/prospectus or any re-solicitation of proxies or voting cards is required in light of such waiver. Any determination whether to waive any condition to the mergers or as to re-soliciting stockholder approval or amending this joint proxy statement/prospectus as a result of a waiver will be made by Revolution Medicines and EQRx, as applicable, at the time of such waiver based on the facts and circumstances as they exist at that time.

Each of Revolution Medicines and EQRx will incur significant transaction and merger-related costs in connection with the mergers.

Revolution Medicines and EQRx have each incurred and expect to incur a number of non-recurring costs associated with Revolution Medicines’ acquisition of EQRx, as well as transaction fees and other costs related to the mergers. These costs and expenses include fees paid to financial, legal and accounting advisors, facilities and systems consolidation costs, severance and other potential employment-related costs, filing fees, printing expenses and other related charges. Some of these costs are payable by Revolution Medicines or EQRx regardless of whether the mergers are completed. While both Revolution Medicines and EQRx have assumed that certain expenses would be incurred in connection with the mergers and the other transactions contemplated by the merger agreement, there are many factors beyond their control that could affect the total amount or the timing of any implementation expenses.

EQRx stockholders will not be entitled to appraisal rights in the mergers.

Appraisal rights are statutory rights that, if applicable under law, enable stockholders of a corporation to dissent from an extraordinary transaction, such as a merger, and to demand that such corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to such stockholders in connection with the transaction. Under the DGCL, stockholders do not have appraisal rights if the shares of stock they hold are either listed on a national securities exchange or held of record by more than 2,000 holders. Notwithstanding the foregoing, appraisal rights are available if stockholders are required by the terms of the merger agreement to accept for their shares anything other than (a) shares of stock of the surviving corporation, (b) shares of stock of another corporation that will either be listed on a national securities exchange or held of record by more than 2,000 holders, (c) cash in lieu of fractional shares or (d) any combination of the foregoing.

Because shares of Revolution Medicines common stock are listed on the Nasdaq Select, a national securities exchange, and because EQRx stockholders are not required by the terms of the merger agreement to accept for their shares anything other than shares of Revolution Medicines common stock and cash in lieu of fractional shares, holders of EQRx common stock will not be entitled to appraisal rights in the mergers. See the section titled “The Merger Agreement—No Appraisal Rights” of this joint proxy statement/prospectus.

EQRx warrants could increase the number of shares eligible for future resale in the public market and result in dilution to the stockholders.

As of August 31, 2023, EQRx had outstanding warrants exercisable for 19,733,290 shares of EQRx common stock with an exercise price of $11.50 per share. At the effective time, each EQRx warrant that is outstanding and unexercised immediately prior to the effective time will, in accordance with its terms, automatically cease to represent a warrant exercisable for EQRx common stock and will become a warrant exercisable for the merger consideration that such holder would have received if the EQRx warrant had been exercised immediately prior to the effective time. For the avoidance of doubt, no holder of an EQRx warrant will be entitled to receive any merger consideration in exchange for such EQRx warrant.

To the extent the trading price of Revolution Medicines common stock multiplied by the exchange ratio exceeds the applicable exercise price for the EQRx warrants, the shares of Revolution Medicines common stock issued upon exercise of any of the EQRx warrants will result in dilution to the then existing holders of Revolution Medicines common stock and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of the Revolution Medicines common stock.

The merger agreement contains provisions that could discourage a potential competing acquirer that might be willing to pay more to acquire or merge with either EQRx or Revolution Medicines.

Each of EQRx and Revolution Medicines is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties and to enter into or continue discussions or negotiations with third parties regarding alternative acquisition proposals, subject to customary exceptions. In addition, if the merger agreement is terminated under certain circumstances specified in the merger agreement, Revolution Medicines would be required to pay EQRx a termination fee of $65,000,000, or EQRx would be required to pay Revolution Medicines a termination fee of $25,000,000. These provisions could discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of either company from considering or proposing such an acquisition.

The MTS opinion rendered to the EQRx board of directors does not and will not reflect changes in circumstances between the signing of the merger agreement and the closing of the mergers.

The EQRx board of directors has not obtained an opinion from its financial advisor as of the date of this joint proxy statement/prospectus since the opinion provided on July 31, 2023, nor does it expect to receive an updated, revised or reaffirmed opinion prior to the completion of the mergers. Changes in the business, operations and prospects of EQRx or Revolution Medicines, general market and economic conditions and other factors that may be beyond the control of EQRx and Revolution Medicines, and on which the MTS opinion was based, may significantly alter the value of EQRx or Revolution Medicines or the prices of EQRx common stock or Revolution Medicines common stock by the time the mergers are completed. The MTS opinion does not speak as of the time the mergers will be completed or as of any date other than the date of such opinion. Because MTS Securities will not be updating the MTS opinion, such opinion will not address the fairness of the exchange ratio from a financial point of view at the time the mergers are completed. For a description of the opinion that the EQRx board of directors received from MTS Securities, see the section titled “The Mergers—Opinion of MTS, EQRx’s Financial Advisor.”

If the mergers, taken together, do not qualify as a “reorganization” under Section 368(a) of the Code, U.S. holders of EQRx common stock may be required to pay additional U.S. federal income taxes. There are significant factual and legal uncertainties as to whether the mergers will qualify as a “reorganization.”

For U.S. federal income tax purposes, the mergers, taken together, are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. However, there are significant factual and legal uncertainties as to whether the mergers will qualify as a reorganization, particularly given the wind-down of EQRx’s research and development programs and operations, as described in this joint proxy statement/prospectus. See the section titled “U.S. Federal Income Tax Consequences of the Mergers” of this joint proxy statement/prospectus for a more detailed discussion of such uncertainties.

In connection with the filing of the registration statement of which this proxy statement/prospectus is a part, Goodwin Procter LLP, counsel to EQRx, has delivered an opinion to the effect that it is more likely than not that the mergers will qualify as a “reorganization.” Such opinion of counsel is based on, among other things, certain factual representations made by EQRx and Revolution Medicines and certain assumptions, all of which must be consistent with the state of facts existing at the time of the mergers. If any of these representations and assumptions are, or become, inaccurate or incomplete, such opinion may be invalid. An opinion of counsel represents counsel’s best legal judgment and is not binding on the IRS or the courts, which may not agree with the conclusions set forth in such opinion, including with respect to the uncertainties referred to above and discussed in more detail in the section titled “U.S. Federal Income Tax Consequences of the Mergers.” The closing of the mergers is not conditioned upon achieving, or receiving a ruling from the IRS or opinion of counsel with respect to, such qualification.

If the mergers do not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, a U.S. holder of EQRx common stock generally would recognize gain or loss for U.S. federal income tax purposes on each share of EQRx common stock surrendered in the first merger in an amount equal to the difference between the fair market value, at the time of the first merger, of the Revolution Medicines common stock received in the first merger (including any cash received in lieu of a fractional share of Revolution Medicines common stock) and such holder’s adjusted tax basis in the EQRx common stock surrendered in the first merger. Gain or loss must be calculated separately for each block of EQRx common stock exchanged by such U.S. holder if such blocks were acquired at different times or for different prices. Any gain or loss recognized generally would be capital gain or loss, and generally would be long-term capital gain or loss if the U.S. holder’s holding period in a particular block of EQRx common stock is more than one year at the effective time of the first merger. Long-term capital gain of certain non-corporate taxpayers, including individuals, generally is taxed at reduced U.S. federal income tax rates. The deductibility of capital losses is subject to limitations. A U.S. holder’s tax basis in shares of Revolution Medicines common stock received in the first merger would be equal to the fair market value thereof as of the effective time of the first merger, and such U.S. holder’s holding period in such shares would begin on the day following the closing of the first merger.

See the section titled “U.S. Federal Income Tax Consequences of the Mergers” of this joint proxy statement/prospectus for a more complete description of certain U.S. federal income tax consequences of the mergers. Please consult your tax advisors as to the specific tax consequences to you of the mergers, including the consequences if the mergers do not qualify as a “reorganization” for any reason.

Risks Relating to Revolution Medicines After Completion of the Mergers

There can be no assurance that Revolution Medicines will be able to comply with the continued listing standards of Nasdaq.

If Revolution Medicines fails to satisfy the continued listing requirements of Nasdaq, such as the corporate governance requirements or the minimum share price requirement, Nasdaq may take steps to delist Revolution Medicines’ securities. Such a delisting would likely have a negative effect on the price of the securities and would impair stockholders’ ability to sell or purchase the securities when they wish to do so. In the event of a delisting, Revolution Medicines can provide no assurance that any action taken by it to restore compliance with listing requirements would allow the securities to become listed again, stabilize the market price or improve the liquidity of the securities, prevent the securities from dropping below the Nasdaq minimum share price requirement or prevent future non-compliance with Nasdaq’s listing requirements. Additionally, if the securities are not listed on, or become delisted from Nasdaq, for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of the securities may be more limited than if Revolution Medicines were quoted or listed on Nasdaq or another national securities exchange. Stockholders may be unable to sell their securities unless a market can be established or sustained.

Revolution Medicines may be exposed to increased litigation, which could have an adverse effect on the Revolution Medicines’ business and operations.

Revolution Medicines may be exposed to increased litigation from stockholders, distributors, suppliers, consumers and other third parties after completion of the mergers. Such litigation may have an adverse impact on Revolution Medicines’ business and results of operations or may cause disruptions to Revolution Medicines’ operations.

The unaudited pro forma condensed combined financial information included in this joint proxy statement/prospectus may not be indicative of what Revolution Medicines’ actual financial position or results of operations would have been.

The unaudited pro forma condensed combined financial information included in this joint proxy statement/prospectus is presented solely for illustrative purposes and is not necessarily indicative of what Revolution Medicines’ actual financial position or results of operations would have been had the mergers been completed on the dates indicated. This unaudited pro forma condensed combined financial information reflects adjustments that were developed using preliminary estimates based on available information and various assumptions, and may be revised as additional information becomes available. Accordingly, the final acquisition accounting adjustments may differ materially from the pro forma adjustments reflected in this joint proxy statement/prospectus.

While presented with numeric specificity, the Revolution Medicines and EQRx unaudited pro forma condensed combined financial information provided in this joint proxy statement/prospectus is based on numerous variables and assumptions (including, but not limited to, those related to general business, the biotechnology and related industries, and economic, market and financial conditions and additional matters specific to Revolution Medicines’ or EQRx’s business, as applicable) that are inherently subjective and uncertain and are beyond the control of the respective management teams of Revolution Medicines and EQRx. As a result, actual results may differ materially from the unaudited pro forma condensed combined financial information. Important factors that may affect actual results and cause these unaudited projected financial forecasts to not be achieved include, but are not limited to, risks and uncertainties relating to Revolution Medicines’ business (including its ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, general business and economic conditions. See the section titled “Unaudited Pro Forma Condensed Combined Financial Information.”

Risks Relating to Revolution Medicines’ Business

Revolution Medicines’ business will continue to be subject to the risks described in the sections titled “Risk Factors” in Revolution Medicines’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, and in other documents incorporated by reference into this joint proxy statement/prospectus. See the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus for the location of information incorporated by reference into this joint proxy statement/prospectus.

Risks Relating to EQRx’s Business

EQRx’s business will continue to be subject to the risks described in the sections titled “Risk Factors” in EQRx’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in EQRx’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 and September 30, 2023 and in other documents incorporated by reference into this joint proxy statement/prospectus. See the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus for the location of information incorporated by reference into this joint proxy statement/prospectus.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This registration statement on Form S-4, of which this joint proxy statement/prospectus forms a part, and the documents to which Revolution Medicines and EQRx refer you to in this registration statement, as well as oral statements made or to be made by Revolution Medicines and EQRx, include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act, and Section 21E of the Exchange Act. The words “believe,” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of Revolution Medicines and EQRx. Statements in or incorporated by reference into this registration statement regarding Revolution Medicines, EQRx, or the proposed mergers, referred to as the proposed transaction, that are forward-looking, including statements regarding the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Revolution Medicines’ and EQRx’s employees, business and future financial and operating results, the ability of the parties to complete the proposed transaction considering the various closing conditions, the closing date for the proposed transaction, Revolution Medicines’ expectation to not advance EQRx’s research and development portfolio following closing of the proposed transaction, and EQRx’s expectation to wind down its programs, are based on Revolution Medicines’ and EQRx’s management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Revolution Medicines’ and EQRx’s control. These factors and risks include, but are not limited to:

•

the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Revolution Medicines’ and EQRx’s businesses and the price of their respective securities;

•	uncertainties as to the timing of the consummation of the proposed transaction;

•

the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approvals by both Revolution Medicines’ stockholders and EQRx’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the transaction;

•	that the proposed transaction may involve unexpected costs, liabilities or delays;

•

the effect of the announcement, pendency or completion of the proposed transaction on each of Revolution Medicines’ or EQRx’s ability to attract, motivate, retain and hire key personnel and maintain relationships with customers, distributors, suppliers and others with whom Revolution Medicines or EQRx does business, or on Revolution Medicines’ or EQRx’s operating results and business generally;

•	that the proposed transaction may divert management’s attention from each of Revolution Medicines’ and EQRx’s ongoing business operations;

•	the risk of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon, including resulting expense or delay;

•	that Revolution Medicines or EQRx may be adversely affected by other economic, business and/or competitive factors;

•

the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction, including in circumstances which would require Revolution Medicines or EQRx to pay a termination fee;

•	the risk that restrictions during the pendency of the proposed transaction may impact Revolution Medicines’ or EQRx’s ability to pursue certain business opportunities or strategic transactions;

•

the risk that Revolution Medicines or EQRx may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or that required governmental and regulatory approvals may delay the consummation of the proposed transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction;

•	the risk that the anticipated benefits of the proposed transaction may otherwise not be fully realized or may take longer to realize than expected;

•	the impact of legislative, regulatory, economic, competitive and technological changes;

•	risks relating to the value of Revolution Medicines securities to be issued in the proposed transaction;

•	the risk that integration of the proposed transaction post-closing may not occur as anticipated or Revolution Medicines may not be able to achieve the growth prospects expected from the transaction;

•

the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Revolution Medicines and the common stock and publicly traded warrants of EQRx;

•

the implementation of each of Revolution Medicines’ and EQRx’s business model and strategic plans for product candidates and pipeline, and challenges inherent in developing, commercializing, manufacturing, launching, marketing and selling potential existing and new products;

•

the scope, progress, results and costs of developing Revolution Medicines’ and EQRx’s product candidates and any future product candidates, including conducting preclinical studies and clinical trials, and otherwise related to the research and development of Revolution Medicines’ and EQRx’s pipeline;

•

the timing and costs involved in obtaining and maintaining regulatory approval for Revolution Medicines’ and EQRx’s current or future product candidates, and any related restrictions, limitations and/or warnings in the label of an approved product;

•

the market for, adoption (including rate and degree of market acceptance) and pricing and reimbursement of Revolution Medicines’ and EQRx’s product candidates and their respective abilities to compete with therapies and procedures that are rapidly growing and evolving;

•	uncertainties in contractual relationships, including collaborations, partnerships, licensing or other arrangements and the performance of third-party suppliers and manufacturers;

•	the ability of each of Revolution Medicines and EQRx to establish and maintain intellectual property protection for products or avoid or defend claims of infringement;

•

exposure to inflation, currency rate and interest rate fluctuations and risks associated with doing business locally and internationally, as well as fluctuations in the market price of each of Revolution Medicines’ and EQRx’s traded securities;

•	risks relating to competition within the industry in which each of Revolution Medicines and EQRx operate;

•	the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities;

•

whether the termination of EQRx’s license agreements and/or discovery collaboration agreements may impact its or Revolution Medicines’ ability to license in additional programs in the future and the risk of delays or unforeseen costs in terminating such arrangements;

•	risks that restructuring costs and charges may be greater than anticipated or incurred in different periods than anticipated;

•

the risk that EQRx’s restructuring efforts may adversely affect its programs and its ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management; and

•

the risk that EQRx’s restructuring or wind-down efforts may negatively impact its business operations and reputation with or ability to serve counterparties, may take longer to realize than expected or may result in the liquidation or dissolution of EQRx if the potential transaction is not completed, as well as each of Revolution Medicines’ and EQRx’s response to any of the aforementioned factors.

In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the companies’ ability to obtain the approval of the proposed transaction by EQRx stockholders and the approval of the Revolution Medicines share issuance proposal and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the proposed transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the proposed transaction, the response of business partners and retention as a result of the announcement and pendency of the proposed transaction; and the diversion of management time in connection with the proposed transaction.

For further discussion of these and other risks, contingencies and uncertainties applicable to Revolution Medicines and EQRx, see the section titled “Risk Factors” of this joint proxy statement/prospectus and in Revolution Medicines’ and EQRx’s other filings with the SEC incorporated by reference into this joint proxy statement/prospectus. See also the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus for more information about the SEC filings incorporated by reference into this joint proxy statement/prospectus.

All subsequent written or oral forward-looking statements attributable to Revolution Medicines or EQRx or any person acting on its or their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The forward-looking statements included in this joint proxy statement/prospectus are made only as of the date of this joint proxy statement/prospectus. Neither Revolution Medicines nor EQRx is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise, except as may be required by law.

THE PARTIES TO THE MERGERS

Revolution Medicines, Inc.

700 Saginaw Drive

Redwood City, California 94063

(650) 481-6801

Revolution Medicines is a clinical-stage precision oncology company focused on developing targeted therapies to inhibit frontier targets in RAS-addicted cancers. Revolution Medicines possess sophisticated structure-based drug discovery capabilities built upon deep chemical biology and cancer pharmacology know-how and innovative, proprietary technologies that enable the creation of small molecules tailored to unconventional binding sites. Revolution Medicines’ understanding of genetic drivers and adaptive resistance mechanisms in cancer, coupled with robust drug discovery and medicinal chemistry capabilities, has guided it to establish a deep pipeline targeting critical signaling nodes within the RAS pathway and associated pathways. This cohesive approach underpins its clinical strategy of exploring mechanism-based dosing paradigms and in-pathway combinations to optimize treatment for cancer patients.

Revolution Medicines’ research and development pipeline comprises RAS(ON) inhibitors that bind directly to RAS variants, which it refers to as RAS(ON) Inhibitors, and RAS companion inhibitors that target key nodes in the RAS pathway or associated pathways, which it refer to as RAS Companion Inhibitors. Revolution Medicines’ RAS Companion Inhibitors are designed primarily for combination treatment strategies involving one or more therapeutic agents, which particularly may include our RAS(ON) Inhibitors. Revolution Medicines’ long-term goal is to combine our RAS(ON) Inhibitors with selected RAS Companion Inhibitors or other therapies on behalf of patients based on molecular tumor features.

Revolution Medicines common stock is listed on Nasdaq Select under the ticker symbol “RVMD.”

For more information about Revolution Medicines, please visit Revolution Medicines’ website at www.revmed.com. The information contained on Revolution Medicines’ website or accessible through it (other than the documents specifically incorporated by reference herein) does not constitute a part of this joint proxy statement/prospectus or any other report or document on file with or furnished to the SEC. Additional information about Revolution Medicines is included in the documents incorporated by reference into this joint proxy statement/prospectus. See the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

Equinox Merger Sub, Inc.

700 Saginaw Drive

Redwood City, California 94063

(650) 481-6801

Equinox Merger Sub, Inc., a newly formed and a direct, wholly owned subsidiary of Revolution Medicines, is a Delaware corporation that was formed on July 21, 2023, for the sole purpose of effecting the mergers. Under the merger agreement, Equinox Merger Sub, Inc. will merge with and into EQRx as of the effective time, and EQRx will continue as the surviving corporation and a wholly owned subsidiary of Revolution Medicines. Equinox Merger Sub, Inc. will be renamed EQRx, Inc. following the completion of the first merger.

Equinox Merger Sub II LLC

700 Saginaw Drive

Redwood City, California 94063

(650) 481-6801

Equinox Merger Sub II LLC, a newly formed and a direct, wholly owned subsidiary of Revolution Medicines, is a Delaware limited liability company that was formed on July 21, 2023, for the sole purpose of effecting the mergers. Under the merger agreement, Equinox Merger Sub II LLC will merge with and into EQRx as of the effective time of the second merger, and Equinox Merger Sub II LLC will continue as the surviving entity and a wholly owned subsidiary of Revolution Medicines. Equinox Merger Sub II LLC will be renamed EQRx, LLC following the completion of the mergers.

EQRx, Inc.

50 Hampshire Street

Cambridge, Massachusetts 02139

(617) 315-2255

EQRx is a biopharmaceutical company with a focus on developing and commercializing innovative medicines for some of the most prevalent disease areas, including cancer and immune-inflammatory conditions.

EQRx common stock is listed on the Nasdaq Global under the ticker symbol “EQRX.”

For more information about EQRx, please visit EQRx’s website at https://eqrx.com/. The information contained on EQRx’s website or accessible through it (other than the documents specifically incorporated by reference herein) does not constitute a part of this joint proxy statement/prospectus or any other report or document on file with or furnished to the SEC. Additional information about EQRx is included in the documents incorporated by reference into this joint proxy statement/prospectus. See the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

THE REVOLUTION MEDICINES SPECIAL MEETING

This joint proxy statement/prospectus is being mailed on or about September 29, 2023 to holders of record of Revolution Medicines common stock as of the close of business on September 26, 2023 and constitutes notice of the Revolution Medicines special meeting in conformity with the requirements of the DGCL and the bylaws of Revolution Medicines, which are referred to as the Revolution Medicines bylaws.

This joint proxy statement/prospectus is being provided to Revolution Medicines stockholders as part of a solicitation of proxies by the Revolution Medicines board of directors for use at the Revolution Medicines special meeting and at any adjournments or postponements of the Revolution Medicines special meeting. Revolution Medicines stockholders are encouraged to read the entire document carefully, including the annexes to and documents incorporated by reference into this document, for more detailed information regarding the merger agreement and the transactions contemplated by the merger agreement.

Date, Time and Place of the Revolution Medicines Special Meeting

The Revolution Medicines special meeting is scheduled to be held completely virtually at the Revolution Medicines special meeting website, at www.virtualshareholdermeeting.com/RVMD2023SM, on November 8, 2023, beginning at 8:00 a.m., Pacific Time, unless adjourned or postponed to a later date and/or time.

Matters to be Considered at the Revolution Medicines Special Meeting

The purposes of the Revolution Medicines special meeting are as follows, each as further described in this joint proxy statement/prospectus:

•	Revolution Medicines Proposal #1: Revolution Medicines Share Issuance Proposal. To consider and vote on the Revolution Medicines share issuance proposal; and

•	Revolution Medicines Proposal #2: Revolution Medicines Adjournment Proposal. To consider and vote on the Revolution Medicines adjournment proposal.

Recommendation of the Revolution Medicines Board of Directors

The Revolution Medicines board of directors recommends that Revolution Medicines stockholders vote:

•	Revolution Medicines Proposal #1: “FOR” the Revolution Medicines share issuance proposal; and

•	Revolution Medicines Proposal #2: “FOR” the Revolution Medicines adjournment proposal.

After careful consideration, the Revolution Medicines board of directors (1) adopted and approved the merger agreement and the consummation of the transactions upon the terms and conditions set forth in the merger agreement, (2) determined that the terms of the merger agreement, the mergers and the other transactions are fair to, and in the best interests of, Revolution Medicines and its stockholders, (3) directed that the Revolution Medicines share issuance proposal be submitted to the stockholders of Revolution Medicines for adoption, (4) recommended that the stockholders of Revolution Medicines approve the Revolution Medicines share issuance proposal and (5) declared that the Revolution Medicines share issuance proposal is advisable.

See also the section titled “The Mergers—Recommendation of the Revolution Medicines Board of Directors; Revolution Medicines’ Reasons for the Mergers” of this joint proxy statement/prospectus.

Record Date for the Revolution Medicines Special Meeting and Voting Rights

The record date to determine who is entitled to receive notice of and to vote at the Revolution Medicines special meeting is September 26, 2023. As of the close of business on the Revolution Medicines record date, there were 109,448,831 shares of Revolution Medicines common stock issued and outstanding, each entitled to vote at the Revolution Medicines special meeting. Each Revolution Medicines stockholder will have one vote for any matter properly brought before the Revolution Medicines special meeting for each share of Revolution Medicines common stock such holder held at the close of business on the Revolution Medicines record date. Only Revolution Medicines stockholders of record at the close of business on the Revolution Medicines record date are entitled to receive notice of and to vote at the Revolution Medicines special meeting.

Quorum; Abstentions and Broker Non-Votes

A quorum of stockholders is necessary to conduct the Revolution Medicines special meeting. The holders of a majority in voting power of the shares of Revolution Medicines common stock issued and outstanding and entitled to vote at the meeting must be represented at the Revolution Medicines special meeting electronically or by proxy in order to constitute a quorum. On the Revolution Medicines record date, there were 109,448,831 shares of Revolution Medicines common stock outstanding and entitled to vote. Thus, the holders of 54,724,416 shares must be present or represented by proxy at the Revolution Medicines special meeting to establish a quorum. Abstentions will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the Revolution Medicines special meeting will be adjourned until the holders of the number of shares of Revolution Medicines common stock required to constitute a quorum attend, whether electronically or by proxy.

Banks, brokers or other nominees who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers or other nominees are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine.” Generally, a broker non-vote occurs on an item when (a) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other “non-routine” proposals without instructions from the beneficial owner of the shares and (b) the beneficial owner fails to provide the bank, broker or other nominee with such instructions. “Non-routine” matters include the Revolution Medicines share issuance proposal (Revolution Medicines Proposal #1) and the Revolution Medicines adjournment proposal (Revolution Medicines Proposal #2). It is therefore not expected that there will be any broker non-votes at the Revolution Medicines Special Meeting, and consequently, with respect to the Revolution Medicines share issuance proposal (Revolution Medicines Proposal #1) and the Revolution Medicines adjournment proposal (Revolution Medicines Proposal #2), if you hold your shares of Revolution Medicines common stock in “street name,” your shares will not be voted on any matter unless you affirmatively instruct your bank, broker or other nominee how to vote your shares. It is therefore critical that you cast your vote by instructing your bank, broker or other nominee on how to vote.

If you submit a properly executed proxy card, even if you abstain from voting or vote against any or all of the proposals at the Revolution Medicines special meeting, your shares of Revolution Medicines common stock will be counted as present for purposes of determining whether a quorum is present at the Revolution Medicines special meeting. Executed but unvoted proxies will be voted in accordance with the recommendations of the Revolution Medicines board of directors. If additional votes must be solicited to adopt the Revolution Medicines share issuance proposal, it is expected that the meeting will be adjourned to solicit additional proxies.

Required Votes; Vote of Revolution Medicines’ Directors and Executive Officers

Proposal		Votes Necessary
Revolution Medicines Proposal #1	Revolution Medicines share issuance proposal

Assuming a quorum is present at the Revolution Medicines special meeting, approval requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) at the Revolution Medicines special meeting on the Revolution Medicines share issuance proposal.

An abstention, a broker non-vote or other failure to vote will have no effect on the outcome of the Revolution Medicines share issuance proposal.

Proposal		Votes Necessary
Revolution Medicines Proposal #2	Revolution Medicines adjournment proposal	Assuming a quorum is present at the Revolution Medicines special meeting, approval of the Revolution Medicines adjournment proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) at the Revolution Medicines special meeting on the Revolution Medicines adjournment proposal. An abstention, a broker non-vote or the failure of a Revolution Medicines stockholder not present at the meeting to vote will have no effect on the outcome of the Revolution Medicines adjournment proposal.

As of the Revolution Medicines record date, Revolution Medicines directors and executive officers, and their affiliates, as a group, owned and were entitled to vote 6,032,019 shares of Revolution Medicines common stock, or approximately 5.5% of the total outstanding shares of Revolution Medicines common stock. Certain directors, executive officers and significant stockholders of Revolution Medicines have entered into voting agreements obligating them to vote their shares “FOR” the Revolution Medicines share issuance proposal and “FOR” the Revolution Medicines adjournment proposal. See also the sections titled “The Ancillary Agreements—Revolution Medicines Voting Agreements” and “Certain Beneficial Owners of Revolution Medicines Common Stock” of this joint proxy statement/prospectus.

Methods of Voting

If you are a stockholder of record as of the Revolution Medicines record date, you may vote by proxy through the Internet, by telephone, or by mail, or by voting electronically at the Revolution Medicines special meeting. For shares held through a bank, broker or other nominee in “street name” instead of as a registered holder, you may vote by submitting your voting instructions to your bank, broker or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail as indicated below. Please refer to the information from your bank, broker or other nominee on how to submit voting instructions. If you do not provide voting instructions to your bank, broker or other nominee, your shares of Revolution Medicines common stock will not be voted on the Revolution Medicines share issuance proposal or the Revolution Medicines adjournment proposal as your bank, broker or other nominee does not have discretionary authority to vote on such proposals at the Revolution Medicines special meeting; see the section titled “—Quorum; Abstentions and Broker Non-Votes” of this joint proxy statement/prospectus.

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By Internet: If you are a stockholder of record, you can submit a proxy to vote at www.virtualshareholdermeeting.com/RVMD2023SM and follow the instructions, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card or your paper voting instruction form (if you received a paper copy of the proxy materials).

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By Telephone: If you are a stockholder of record, you can submit a proxy to vote using a touch-tone telephone by calling 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card or your paper voting instruction form (if you received a paper copy of the proxy materials).

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By Mail: If you have received a paper copy of the proxy materials by mail, you may complete, sign, date and return by mail the paper proxy card or voting instruction form sent to you in the envelope provided to you with your proxy materials or voting instruction form.

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Live Electronically: All stockholders of record as of the Revolution Medicines record date may vote electronically at the Revolution Medicines special meeting throughout the duration of the meeting by logging into the meeting as a shareholder and clicking the “Vote Here” button. You will need the 16-digit control number included with your proxy materials. For more information on how to attend electronically, see the section titled “—Attending the Revolution Medicines Special Meeting” of this joint proxy statement/prospectus.

Registered stockholders who attend the Revolution Medicines special meeting may vote their shares live electronically even if they previously have voted their shares.

If you are a stockholder of record, proxies submitted over the Internet, by telephone or by mail as described above should be received by 11:59 p.m., Eastern Time, on November 7, 2023. To reduce administrative costs and help the environment by conserving natural resources, Revolution Medicines asks that you submit a proxy to vote through the Internet, which is available 24 hours a day.

Notwithstanding the above, if your shares are held in “street name” by a bank, broker or other nominee, you should follow the instructions you receive from your bank, broker or other nominee on how to vote your shares.

If you deliver a proxy pursuant to this joint proxy statement/prospectus, but do not specify a choice with respect to any proposal set forth in this joint proxy statement/prospectus, your underlying shares of Revolution Medicines common stock will be voted on such uninstructed proposal in accordance with the recommendation of the Revolution Medicines board of directors. No matters other than the proposals listed above will be brought before the Revolution Medicines special meeting and the Revolution Medicines bylaws provide that the only business that may be conducted at the Revolution Medicines special meeting are those proposals brought before the meeting pursuant to this joint proxy statement/prospectus.

Revocability of Proxies

Any stockholder giving a proxy has the right to revoke it before the proxy is voted at the Revolution Medicines special meeting by doing any of the following:

•

delivering a written notice of revocation or a duly executed proxy bearing a later date prior to the Revolution Medicines special meeting, which should be delivered to the Secretary of Revolution Medicines at Revolution Medicines’ principal executive offices, if you voted by mail;

•	submitting a timely and valid later proxy to vote online at www.virtualshareholdermeeting.com/RVMD2023SM;

•	calling 1-800-690-6903 and following the recorded instructions; or

•	attending the Revolution Medicines special meeting and voting electronically. Simply attending the Revolution Medicines special meeting will not, by itself, revoke your proxy.

Execution or revocation of a proxy will not in any way affect the stockholder’s right to attend the Revolution Medicines special meeting and vote live electronically at the Revolution Medicines special meeting.

Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to:

Revolution Medicines, Inc.

Attn: Secretary

700 Saginaw Drive

Redwood City, California 94063

If your shares are held in “street name” and you previously provided voting instructions to your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to revoke or change your voting instructions.

Proxy Solicitation Costs

Revolution Medicines is soliciting proxies to provide an opportunity to all Revolution Medicines stockholders to vote on agenda items, whether or not the stockholders are able to attend the Revolution Medicines special meeting or an adjournment or postponement thereof. Revolution Medicines will bear the cost of soliciting proxies from its stockholders. In addition to the solicitation of proxies by mail, Revolution Medicines will ask banks, brokers and other custodians, nominees and fiduciaries to forward the proxy solicitation materials to the beneficial owners of shares of Revolution Medicines common stock held of record by such nominee holders. Revolution Medicines may be required to reimburse these nominee holders for their customary clerical and mailing expenses incurred in forwarding the proxy solicitation materials to the beneficial owners.

Revolution Medicines has retained Morrow to assist in the solicitation process. Revolution Medicines estimates that it will pay Morrow a fee of approximately $15,000, plus reimbursement of reasonable expenses. Revolution Medicines also has agreed to indemnify Morrow against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions). Proxies may be solicited on behalf of Revolution Medicines or by Revolution Medicines directors, officers and other employees by mail, telephone, electronic means (including by facsimile, via the Internet or by other means of electronic communication) or in person. Directors, officers and employees of Revolution Medicines will not be paid any additional amounts for their services or solicitation in this regard.

Attending the Revolution Medicines Special Meeting

You are entitled to attend the Revolution Medicines special meeting only if you are a stockholder of record of Revolution Medicines at the close of business on September 26, 2023 (the record date for the Revolution Medicines special meeting) or you hold your shares of Revolution Medicines beneficially in the name of a broker, bank or other nominee as of the Revolution Medicines record date, or you hold a valid proxy for the Revolution Medicines special meeting.

To participate in the Revolution Medicines special meeting, you will need the 16-digit control number included on your proxy card or on the voting instruction form that accompanied your proxy materials. The meeting webcast will begin promptly at 8:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m., Pacific Time, and you should allow ample time for check-in procedures. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction form provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Revolution Medicines special meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Revolution Medicines record date.

If you plan to attend the Revolution Medicines special meeting and vote electronically, Revolution Medicines still encourages you to submit a proxy to vote in advance by the Internet, by telephone or (if you received a paper copy of the proxy materials) by mail so that your vote will be counted even if you later decide not to attend the Revolution Medicines special meeting. Submitting your proxy by the Internet, by telephone or by mail will not limit your right to vote at the Revolution Medicines special meeting if you later decide to attend electronically.

Householding

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Revolution Medicines’ Secretary at 700 Saginaw Drive, Redwood City, California 94063, (650) 481-6801.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Revolution Medicines’ Secretary at the above address or phone number.

Tabulation of Votes

The Revolution Medicines board of directors will appoint an independent inspector of election for the Revolution Medicines special meeting. The inspector of election will, among other matters, determine the number of shares of Revolution Medicines common stock represented electronically or by proxy at the Revolution Medicines special meeting to confirm the existence of a quorum, determine the validity of all proxies and ballots and certify the results of voting on all proposals submitted to Revolution Medicines stockholders.

Adjournments

If a quorum is present at the Revolution Medicines special meeting but there are not sufficient votes at the time of the Revolution Medicines special meeting to approve the Revolution Medicines share issuance proposal, then Revolution Medicines stockholders may be asked to vote on the Revolution Medicines adjournment proposal.

At any subsequent reconvening of the Revolution Medicines special meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting and all proxies will be voted in the same manner as they would have been voted at the original convening of the Revolution Medicines special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting or in the event that a new record date has been fixed for the meeting.

No Appraisal Rights

Appraisal rights are statutory rights that, if applicable under law, enable stockholders of a corporation to dissent from an extraordinary transaction, such as a merger, and to demand that such corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to such stockholders in connection with the transaction. Under the DGCL, stockholders generally do not have appraisal rights if the shares of stock they hold are either listed on a national securities exchange or held of record by more than 2,000 holders. Notwithstanding the foregoing, appraisal rights are available if stockholders are required by the terms of the merger agreement to accept for their shares anything other than (a) shares of stock of the surviving corporation, (b) shares of stock of another corporation that will either be listed on a national securities exchange or held of record by more than 2,000 holders, (c) cash in lieu of fractional shares or (d) any combination of the foregoing.

Because Revolution Medicines common stock is listed on Nasdaq Select, a national securities exchange, and because EQRx stockholders are not required by the terms of the merger agreement to accept for their shares of EQRx common stock anything other than shares of Revolution Medicines common stock and cash in lieu of fractional shares, holders of EQRx common stock are not entitled to appraisal rights in connection with the mergers.

Assistance

If you need assistance voting or in completing your proxy card or have questions regarding the Revolution Medicines special meeting or the mergers, please contact Morrow, the proxy solicitor for Revolution Medicines:

Morrow Sodali LLC

509 Madison Avenue

12th Floor

New York, New York 10022

Email: RVMD@info.morrowsodali.com

REVOLUTION MEDICINES STOCKHOLDERS SHOULD CAREFULLY READ THIS JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY FOR MORE DETAILED INFORMATION CONCERNING THE MERGER AGREEMENT AND THE MERGERS. IN PARTICULAR, REVOLUTION MEDICINES STOCKHOLDERS ARE DIRECTED TO THE MERGER AGREEMENT, WHICH IS ATTACHED AS ANNEX A HERETO.

REVOLUTION MEDICINES PROPOSAL #1: REVOLUTION MEDICINES SHARE ISSUANCE PROPOSAL

This joint proxy statement/prospectus is being furnished to you as a stockholder of Revolution Medicines as part of the solicitation of proxies by the Revolution Medicines board of directors for use at the Revolution Medicines special meeting to consider and vote upon a proposal to approve the issuance of shares of Revolution Medicines common stock in the mergers pursuant to the merger agreement, which is attached as Annex A to this joint proxy statement/prospectus.

The Revolution Medicines board of directors, after due and careful discussion and consideration, adopted and approved the merger agreement and the consummation of the transactions upon the terms and conditions set forth in the merger agreement, including the issuance of Revolution Medicines common stock, and determined that the terms of the merger agreement, the mergers and the other transactions, including the issuance of Revolution Medicines common stock, are fair to, and in the best interests of, Revolution Medicines and its stockholders.

It is a condition to the completion of the mergers that Revolution Medicines stockholders approve the issuance of shares of Revolution Medicines common stock (including all securities convertible into or exercisable for shares of Revolution Medicines common stock) in the mergers. In the mergers, each EQRx stockholder will receive, for each eligible share of EQRx common stock that is issued and outstanding as of immediately prior to the effective time of the mergers, such number of shares of Revolution Medicines common stock equal to the exchange ratio, as further described in the sections titled “The Mergers—Merger Consideration” and “The Merger Agreement—Merger Consideration.”

Under Nasdaq rules, a company is required to obtain stockholder approval prior to the issuance of shares of common stock if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the shares of common stock. If the mergers are completed pursuant to the merger agreement, Revolution Medicines expects to issue 36,259,323 shares of Revolution Medicines common stock (excluding warrants and earn-out shares) in connection with the mergers based on the number of shares of EQRx common stock outstanding as of September 15, 2023, the latest practicable date prior to the date of this joint proxy statement/prospectus, and assuming that the exchange ratio is 0.0734, as determined by assuming a pre-EQRx special meeting VWAP of $32.1132, which reflects the five-day volume weighted average closing price per share of Revolution Medicines common stock calculated for the five trading days ending on and including September 15, 2023 (the actual number of shares of Revolution Medicines common stock issued in connection with the mergers may be higher or lower than this illustrative amount). Accordingly, the aggregate number of shares of Revolution Medicines common stock that Revolution Medicines will issue in the mergers will exceed 20% of the shares of Revolution Medicines common stock outstanding before such issuance, and for this reason, Revolution Medicines is seeking the approval of Revolution Medicines stockholders for the issuance of shares of Revolution Medicines common stock pursuant to the merger agreement. In the event the Revolution Medicines share issuance proposal is not approved by Revolution Medicines stockholders, the mergers will not be completed.

In the event the Revolution Medicines share issuance proposal is approved by Revolution Medicines stockholders, but the merger agreement is terminated (without the mergers being completed) prior to the issuance of shares of Revolution Medicines common stock pursuant to the merger agreement, Revolution Medicines will not issue any shares of Revolution Medicines common stock as a result of the approval of the Revolution Medicines share issuance proposal.

The Revolution Medicines board of directors accordingly recommends that Revolution Medicines stockholders approve the Revolution Medicines share issuance proposal.

Assuming a quorum is present at the Revolution Medicines special meeting, approval of the Revolution Medicines share issuance proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) at the Revolution Medicines special meeting on the Revolution Medicines share issuance proposal. An abstention, a broker non-vote or the failure of a Revolution Medicines stockholder not present at the meeting to vote will have no effect on the outcome of the Revolution Medicines share issuance proposal.

IF YOU ARE A REVOLUTION MEDICINES STOCKHOLDER, THE REVOLUTION MEDICINES BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE SHARE ISSUANCE PROPOSAL (REVOLUTION MEDICINES PROPOSAL #1)

REVOLUTION MEDICINES PROPOSAL #2: REVOLUTION MEDICINES ADJOURNMENT PROPOSAL

The Revolution Medicines special meeting may be adjourned to another time and place if necessary to permit solicitation of additional proxies if there are not sufficient votes to approve the Revolution Medicines share issuance proposal.

Revolution Medicines is asking its stockholders to authorize the holder of any proxy solicited by the Revolution Medicines board of directors to vote in favor of any adjournment of the Revolution Medicines special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Revolution Medicines special meeting to approve the Revolution Medicines share issuance proposal. The vote on the Revolution Medicines adjournment proposal is a vote separate and apart from the vote to Revolution Medicines share issuance proposal. Revolution Medicines does not intend to call a vote on this proposal if the Revolution Medicines share issuance proposal is approved at the Revolution Medicines meeting.

The Revolution Medicines board of directors recommends that Revolution Medicines stockholders approve the proposal to adjourn the Revolution Medicines special meeting, if necessary.

Assuming a quorum is present at the Revolution Medicines special meeting, approval of the Revolution Medicines adjournment proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) at the Revolution Medicines special meeting on the Revolution Medicines adjournment proposal. An abstention, a broker non-vote or the failure of a Revolution Medicines stockholder not present at the meeting to vote will have no effect on the outcome of the Revolution Medicines adjournment proposal.

IF YOU ARE A REVOLUTION MEDICINES STOCKHOLDER, THE REVOLUTION MEDICINES BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REVOLUTION MEDICINES ADJOURNMENT PROPOSAL (REVOLUTION MEDICINES PROPOSAL #2)

THE EQRx SPECIAL MEETING

This joint proxy statement/prospectus is being mailed on or about September 29, 2023 to holders of record of EQRx common stock as of the close of business on September 26, 2023 and constitutes notice of the EQRx special meeting in conformity with the requirements of the DGCL and the amended and restated by-laws of EQRx, which are referred to as the EQRx by-laws.

This joint proxy statement/prospectus is being provided to EQRx stockholders as part of a solicitation of proxies by the EQRx board of directors for use at the EQRx special meeting and at any adjournments or postponements of the EQRx special meeting. EQRx stockholders are encouraged to read the entire document carefully, including the annexes to and documents incorporated by reference into this document, for more detailed information regarding the merger agreement and the transactions contemplated by the merger agreement.

Date, Time and Place of the EQRx Special Meeting

The EQRx special meeting is scheduled to be held completely virtually at the EQRx special meeting website, at www.virtualshareholdermeeting.com/EQRX2023SM, on November 8, 2023, beginning at 11:00 a.m., Eastern Time, unless adjourned or postponed to a later date and/or time.

Matters to be Considered at the EQRx Special Meeting

The purposes of the EQRx special meeting are as follows, each as further described in this joint proxy statement/prospectus:

•	EQRx Proposal #1: Adoption of the Merger Agreement. To consider and vote on a proposal to adopt the merger agreement;

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EQRx Proposal #2: EQRx Compensation Proposal. To consider and vote, on a non-binding, advisory basis, on the compensation that will or may be payable to EQRx’s named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement; and

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EQRx Proposal #3: Adjournment of the EQRx Special Meeting. To adjourn the EQRx special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement at the time of the EQRx special meeting.

Recommendation of the EQRx Board of Directors

The EQRx board of directors recommends that EQRx stockholders vote:

•	EQRx Proposal #1: “FOR” the EQRx merger agreement proposal;

•	EQRx Proposal #2: “FOR” the EQRx compensation proposal; and

•	EQRx Proposal #3: “FOR” the EQRx adjournment proposal.

After careful consideration, the EQRx board of directors (1) determined that the transactions contemplated by the merger agreement, including the mergers, is advisable and fair to, and in the best interests of EQRx and its stockholders, (2) approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, and (3) resolved to recommend the adoption of the merger agreement by EQRx stockholders.

See also the section titled “The Mergers—Recommendation of the EQRx Board of Directors; EQRx’s Reasons for the Mergers” of this joint proxy statement/prospectus.

Record Date for the EQRx Special Meeting and Voting Rights

The record date to determine who is entitled to receive notice of and to vote at the EQRx special meeting is September 26, 2023. As of the close of business on the EQRx record date, there were 537,575,811 shares of EQRx common stock issued and outstanding, each entitled to vote at the EQRx special meeting. Each EQRx stockholder will have one vote for each matter brought before the EQRx special meeting for each share of EQRx common stock such holder held at the close of business on the EQRx record date. Only EQRx stockholders of record at the close of business on the EQRx record date are entitled to receive notice of and to vote at the EQRx special meeting.

Quorum; Abstentions and Broker Non-Votes

A quorum of stockholders is necessary to conduct the EQRx special meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of EQRx common stock as of September 26, 2023, the EQRx record date, are present at the EQRx special meeting or represented by proxy. On the EQRx record date, there were 537,575,811 shares of EQRx common stock outstanding and entitled to vote. Thus, the holders of 268,787,906 shares must be present or represented by proxy at the EQRx special meeting to establish a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you virtually attend the EQRx special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, the EQRx special meeting will be adjourned or postponed until the holders of the number of shares of EQRx common stock required to constitute a quorum are present.

If your shares are held by your bank or broker as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under applicable rules on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. All of the proposals at the EQRx special meeting are “non-discretionary” and, therefore, if you hold your shares through a broker, nominee, fiduciary or other custodian, your shares will not be voted on those proposals unless you provide voting instructions to your bank, broker or other nominee. It is therefore critical that you cast your vote by instructing your bank, broker or other nominee on how to vote.

If you submit a properly executed proxy card, even if you abstain from voting or vote against any or all of the proposals at the EQRx special meeting, your shares of EQRx common stock will be counted as present for purposes of determining whether a quorum is present at the EQRx special meeting. Executed but unvoted proxies will be voted in accordance with the recommendations of the EQRx board of directors. If additional votes must be solicited to adopt the EQRx merger agreement proposal, it is expected that the meeting will be adjourned to solicit additional proxies.

Required Votes; Vote of EQRx’s Directors and Executive Officers

The required votes for each of the proposals to be presented at the EQRx special meeting are summarized below:

Proposal		Votes Necessary
EQRx Proposal #1	EQRx merger agreement proposal	Assuming a quorum is present at the EQRx special meeting, approval requires the affirmative vote of the holders of a majority of the outstanding shares of EQRx common stock entitled to vote at the EQRx special meeting. An abstention, a broker non-vote or the failure of an EQRx stockholder to vote will have the same effect as a vote “AGAINST” the EQRx merger agreement proposal.

Proposal		Votes Necessary
EQRx Proposal #2	EQRx compensation proposal	Assuming a quorum is present at the EQRx special meeting, approval, on an advisory, non-binding basis, requires the affirmative vote of the holders of a majority of the votes properly cast for and against the EQRx compensation proposal. An abstention, a broker non-vote or the failure of an EQRx stockholder to vote will have no effect on the outcome of the EQRx compensation proposal.

EQRx Proposal #3	EQRx adjournment proposal	Assuming a quorum is present at the EQRx special meeting, approval requires the affirmative vote of the holders of a majority of the votes cast for and against the EQRx adjournment proposal. An abstention, a broker non-vote or other failure to vote will have no effect on the outcome of the EQRx adjournment proposal.

As of the EQRx record date, EQRx directors and executive officers, and their affiliates, as a group, owned and were entitled to vote 34,560,879 shares of EQRx common stock, or approximately 6.4% of the total outstanding shares of EQRx common stock. Certain directors, executive officers and significant stockholders of EQRx have entered into voting agreements obligating them to vote their shares “FOR” the EQRx merger agreement proposal and “FOR” the EQRx adjournment proposal. See also the sections titled “The Ancillary Agreements—EQRx Voting Agreements” and “Certain Beneficial Owners of EQRx Common Stock” of this joint proxy statement/prospectus.

Methods of Voting

If you are a stockholder of record as of the EQRx record date, you may vote by proxy through the Internet, by telephone or by mail, or by voting live electronically at the EQRx special meeting. For shares held through a bank, broker or other nominee in “street name” instead of as a registered holder, you may vote by submitting your voting instructions to your bank, broker or other nominee. Please refer to the information from your bank, broker or other nominee on how to submit voting instructions. If you do not provide voting instructions to your bank, broker or other nominee, your shares of EQRx common stock will not be voted on any proposal as your bank, broker or other nominee does not have discretionary authority to vote on such proposals at the EQRx special meeting; see the section titled “—Quorum; Abstentions and Broker Non-Votes” of this joint proxy statement/prospectus.

•

By Internet: You may vote by using the Internet at www.virtualshareholdermeeting.com/EQRX2023SM by following the instructions for Internet voting on the proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time, on November 7, 2023. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•	By Mail: You may vote by mail by completing, signing, dating and mailing a proxy card.

•

By Telephone: To vote over the telephone, dial toll-free 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the company number and control number from the meeting notice. Your telephone vote must be received by 11:59 p.m., Eastern Time, on November 7, 2023, to be counted.

•

Live Electronically: All stockholders of record as of the EQRx record date may vote electronically at the EQRx special meeting throughout the duration of the meeting by logging into the meeting as a shareholder and clicking the “Vote Here” button. You will need the 16-digit control number included with your proxy materials. For more information on how to attend electronically, see the section titled “—Attending the EQRx Special Meeting” of this joint proxy statement/prospectus.

Even if you plan to attend the EQRx special meeting, we recommend that you also submit your proxy or voting instructions by Internet, telephone or mail so that your vote will be counted if you later decide not to attend the EQRx special meeting. Registered stockholders who attend the EQRx special meeting may vote their shares live electronically even if they previously have voted their shares. If you are a stockholder of record, proxies submitted over the Internet, by telephone or by mail as described above should be received by 11:59 p.m., Eastern Time, on November 7, 2023. To reduce administrative costs and help the environment by conserving natural resources, EQRx asks that you submit a proxy to vote through the Internet, which is available 24 hours a day.

Notwithstanding the above, if your shares are held in “street name” by a bank, broker or other nominee, you should follow the instructions you receive from your bank, broker or other nominee on how to vote your shares.

If you deliver a proxy pursuant to this joint proxy statement/prospectus, but do not specify a choice with respect to any proposal set forth in this joint proxy statement/prospectus, your underlying shares of EQRx common stock will be voted on such uninstructed proposal in accordance with the recommendation of the EQRx board of directors. No matters other than the proposals listed above will be brought before the EQRx special meeting and the EQRx by-laws provide that the only business that may be conducted at the EQRx special meeting are those proposals brought before the meeting pursuant to this joint proxy statement/prospectus.

Revocability of Proxies

Any EQRx stockholder giving a proxy has the right to revoke it before the proxy is voted at the EQRx special meeting by doing any of the following:

•

subsequently submitting a new proxy (including by submitting a proxy via the Internet or telephone) that is received prior to the EQRx special meeting (which should be received by the deadline specified on the accompanying proxy card in order to ensure that your proxy is counted);

•	delivering a written notice that you are revoking your proxy to the Corporate Secretary of EQRx at 50 Hampshire Street, Cambridge, Massachusetts 02139.

•	attending the EQRx special meeting and voting electronically. Simply attending the meeting will not, by itself, revoke your proxy.

Execution or revocation of a proxy will not in any way affect the stockholder’s right to attend the EQRx special meeting and vote electronically at the EQRx special meeting.

Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to:

EQRx, Inc.

Attn: Corporate Secretary

50 Hampshire Street

Cambridge, Massachusetts 02139

If your shares are held in “street name” and you previously provided voting instructions to your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to revoke or change your voting instructions.

Proxy Solicitation Costs

EQRx is soliciting proxies to provide an opportunity to all EQRx stockholders to vote on agenda items, whether or not the stockholders are able to attend the EQRx special meeting or an adjournment or postponement thereof. EQRx will bear the cost of soliciting proxies from its stockholders. In addition to the solicitation of proxies by mail, EQRx will ask banks, brokers and other custodians, nominees and fiduciaries to forward the proxy solicitation materials to the beneficial owners of shares of EQRx common stock held of record by such nominee holders. EQRx may be required to reimburse these nominee holders for their customary clerical and mailing expenses incurred in forwarding the proxy solicitation materials to the beneficial owners.

EQRx has retained MacKenzie Partners to assist in the solicitation of proxies for the EQRx special meeting for a fee of $9,500, plus the reimbursement of out-of-pocket expenses. EQRx has agreed to indemnify MacKenzie Partners against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions). Proxies may be solicited on behalf of EQRx or by EQRx directors, officers and other employees by telephone, mail, electronic means (including by facsimile, via the Internet or by other means of electronic communication) or in person. Directors, officers and employees of EQRx will not be paid any additional amounts for their services or solicitation in this regard.

Attending the EQRx Special Meeting

You are entitled to attend the EQRx special meeting only if you are a stockholder of record of EQRx at the close of business on September 26, 2023 (the record date for the EQRx special meeting) or you hold your shares of EQRx beneficially in the name of a broker, bank or other nominee as of the EQRx record date, or you hold a valid proxy for the EQRx special meeting.

If you are a stockholder of record of EQRx at the close of business on September 26, 2023 and wish to attend the EQRx special meeting electronically, please so indicate on the appropriate proxy card or as prompted by the Internet system. Your name will be verified against the list of stockholders of record prior to your being admitted to the EQRx special meeting.

To participate in the EQRx special meeting, you will need the 16-digit control number included on your proxy card or on the voting instruction form that accompanied your proxy materials. The meeting webcast will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m., Eastern Time, and you should allow ample time for check-in procedures. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction form provided by your bank or brokerage firm.

If you plan to attend the EQRx special meeting and vote electronically, EQRx still encourages you to submit a proxy to vote in advance by the Internet, by telephone or (if you received a paper copy of the proxy materials) by mail so that your vote will be counted even if you later decide not to attend the EQRx special meeting. Submitting your proxy by the Internet, by telephone or by mail will not limit your right to vote at the EQRx special meeting if you later decide to attend virtually.

Householding

If you reside at the same address as another EQRx stockholder, you and other EQRx stockholders residing at the same address may receive a single copy of the proxy materials. This process, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” the proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you wish to receive a separate copy of the proxy materials, you may do so by making a written or oral request to: EQRx, Inc., 50 Hampshire Street, Cambridge, Massachusetts, 02139, Attention: Corporate Secretary, telephone: (617) 315-2255. Upon your request, we will promptly deliver a separate copy to you. If you want to receive your own set of the proxy materials in the future, or if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Tabulation of Votes

The EQRx board of directors will appoint an independent inspector of election for the EQRx special meeting. The inspector of election will, among other matters, determine the number of shares of EQRx common stock represented electronically or by proxy at the EQRx special meeting to confirm the existence of a quorum, determine the validity of all proxies and ballots and certify the results of voting on all proposals submitted to EQRx stockholders.

Adjournments

If a quorum is present at the EQRx special meeting but there are not sufficient votes at the time of the EQRx special meeting to approve the merger agreement proposal, then EQRx stockholders may be asked to vote on the EQRx adjournment proposal.

Pursuant to the EQRx by-laws, the EQRx board of directors may postpone and reschedule any previously scheduled special meeting of stockholders and any record date with respect to such meeting, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made. Whether or not a quorum is present, the presiding officer of the EQRx special meeting also has the power to adjourn such EQRx special meeting from time to time if (i) no quorum is present for the transaction of business, (ii) the adjournment is necessary or appropriate to enable the stockholders to consider fully information which the EQRx board of directors determines has not been made sufficiently or timely available to stockholders, or (iii) the EQRx board of directors determines that adjournment is otherwise in the best interests of EQRx. When any meeting is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting. However, if the adjournment is for more than 30 days from the meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote at such meeting and receive such notice.

At any subsequent reconvening of the EQRx special meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting and all proxies will be voted in the same manner as they would have been voted at the original convening of the EQRx special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting or in the event that a new record date has been fixed for the meeting.

Appraisal Rights

Appraisal rights are statutory rights that, if applicable under law, enable stockholders of a corporation to dissent from an extraordinary transaction, such as a merger, and to demand that such corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to such stockholders in connection with the transaction. Under the DGCL, stockholders do not have appraisal rights if the shares of stock they hold are either listed on a national securities exchange or held of record by more than 2,000 holders. Notwithstanding the foregoing, appraisal rights are available if stockholders are required by the terms of the merger agreement to accept for their shares anything other than (a) shares of stock of the surviving corporation, (b) shares of stock of another corporation that will either be listed on a national securities exchange or held of record by more than 2,000 holders, (c) cash in lieu of fractional shares or (d) any combination of the foregoing.

Because Revolution Medicines common stock is listed on Nasdaq Select, a national securities exchange, and because EQRx stockholders are not required by the terms of the merger agreement to accept for their shares of EQRx common stock anything other than shares of Revolution Medicines common stock and cash in lieu of fractional shares, holders of EQRx common stock are not entitled to appraisal rights in the mergers.

Assistance

If you need assistance voting or in completing your proxy card or have questions regarding the EQRx special meeting or the mergers, please contact MacKenzie Partners, the proxy solicitor for EQRx:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, New York 10018

Email: proxy@mackenziepartners.com

Call Toll-Free: 1-800-322-2885

EQRx STOCKHOLDERS SHOULD CAREFULLY READ THIS JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY FOR MORE DETAILED INFORMATION CONCERNING THE MERGER AGREEMENT AND THE MERGERS. IN PARTICULAR, EQRx STOCKHOLDERS ARE DIRECTED TO THE MERGER AGREEMENT, WHICH IS ATTACHED AS ANNEX A HERETO.

EQRx PROPOSAL #1: EQRx MERGER AGREEMENT PROPOSAL

This joint proxy statement/prospectus is being furnished to you as an EQRx stockholder in connection with the solicitation of proxies by the EQRx board of directors for use at the EQRx special meeting. At the EQRx special meeting, EQRx is asking EQRx stockholders to consider and vote upon a proposal to adopt the merger agreement, which is attached as Annex A to this joint proxy statement/prospectus, pursuant to which (i) Merger Sub I will merge with and into EQRx, which transaction is referred to as the first merger, with EQRx as the surviving corporation of the first merger and (ii) as soon as practicable after the first merger and as the second step in a single integrated transaction with the first merger, EQRx will merge with and into Merger Sub II, with Merger Sub II as the surviving company and a wholly owned subsidiary of Revolution Medicines. Upon completion of the first merger, each share of EQRx common stock issued and outstanding immediately prior to the effective time (other than excluded EQRx shares) will be converted into the right to receive the merger consideration described in this joint proxy statement/prospectus. EQRx stockholders will receive cash in lieu of any fractional shares as part of the merger consideration, as specified in the merger agreement.

The EQRx board of directors, after careful consideration, (i) determined that the mergers is advisable and fair to, and in the best interests of, EQRx and its stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, and (iii) resolved to recommend the adoption of the merger agreement by EQRx stockholders.

The mergers and a summary of the terms of the merger agreement are described in more detail in this joint proxy statement/prospectus under “The Mergers” and “The Merger Agreement,” and EQRx stockholders are encouraged to read the full text of the merger agreement, which is attached as Annex A hereto.

It is a condition to the completion of the mergers that EQRx stockholders approve the EQRx merger agreement proposal. The EQRx board of directors accordingly recommends that EQRx stockholders vote to approve the EQRx merger agreement proposal.

Assuming a quorum is present at the EQRx special meeting, the approval of the merger agreement proposal by EQRx stockholders requires the affirmative vote of the holders of a majority of the outstanding shares of EQRx common stock entitled to vote at the EQRx special meeting. An abstention, a broker non-vote or the failure of an EQRx stockholder to vote (including the failure of an EQRx stockholder who holds shares in “street name” through a bank, broker or other nominee to give voting instructions to that bank, broker or other nominee) will have the same effect as a vote cast “AGAINST” the proposal to adopt the merger agreement.

IF YOU ARE AN EQRx STOCKHOLDER, THE EQRx BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE MERGER AGREEMENT PROPOSAL (EQRx PROPOSAL #1).

EQRx PROPOSAL #2: EQRx COMPENSATION PROPOSAL

Pursuant to Section 14A of the Exchange Act and Rule 14a-21(c) thereunder, EQRx is required to submit to a non-binding, advisory stockholder vote certain compensation that may be paid or become payable to EQRx’s named executive officers that is based on or otherwise relates to the mergers as disclosed under “The Mergers—Interests of EQRx’s Directors and Executive Officers in the Mergers—Quantification of Payments and Benefits to EQRx Named Executive Officers.” The EQRx compensation proposal gives EQRx stockholders the opportunity to express their views on the merger-related compensation of EQRx’s named executive officers.

Accordingly, EQRx is asking EQRx stockholders to vote “FOR” the adoption of the following resolution, on a non-binding, advisory basis:

“RESOLVED, that the compensation that may be paid or become payable to EQRx’s named executive officers that is based on or otherwise relates to the mergers, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading “The Mergers—Interests of EQRx’s Directors and Executive Officers in the Mergers—Quantification of Payments and Benefits to EQRx Named Executive Officers,” including the associated narrative discussion and the agreements, plans, arrangements or understandings pursuant to which such compensation may be paid or become payable, are hereby APPROVED.”

The vote on the EQRx compensation proposal is a vote separate and apart from the vote to adopt the merger agreement. Accordingly, if you are an EQRx stockholder, you may vote to approve the EQRx merger agreement proposal and vote not to approve the EQRx compensation proposal, and vice versa. The vote on the EQRx compensation proposal is advisory and non-binding. As a result, if the mergers are completed, the merger-related compensation may be paid to EQRx’s named executive officers to the extent payable in accordance with the terms of the compensation agreements and arrangements even if EQRx stockholders do not approve the EQRx compensation proposal.

The EQRx board of directors accordingly recommends that EQRx stockholders vote to approve the EQRx compensation proposal.

Assuming a quorum is present at the EQRx special meeting, approval of the EQRx compensation proposal requires the affirmative vote of the holders of a majority of the votes properly cast for and against the EQRx compensation proposal. An abstention, a broker non-vote or the failure of an EQRx stockholder to vote (including a failure to instruct your bank, broker or other nominee to vote) will have no effect on the outcome of the EQRx compensation proposal.

IF YOU ARE AN EQRx STOCKHOLDER, THE EQRx BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EQRx COMPENSATION PROPOSAL (EQRx PROPOSAL #2).

EQRx PROPOSAL #3: EQRX ADJOURNMENT PROPOSAL

The EQRx special meeting may be adjourned to another time and place if necessary to permit solicitation of additional proxies if there are not sufficient votes to approve the EQRx merger agreement proposal.

EQRx is asking its stockholders to authorize the holder of any proxy solicited by the EQRx board of directors to vote in favor of any adjournment of the EQRx special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the EQRx special meeting to approve the EQRx merger agreement proposal. The vote on the EQRx adjournment proposal is a vote separate and apart from the vote to approve the EQRx merger agreement proposal. EQRx does not intend to call a vote on this proposal if the EQRx merger agreement proposal is approved at the EQRx special meeting.

The EQRx board of directors recommends that EQRx stockholders vote to approve the EQRx adjournment proposal.

Assuming a quorum is present at the EQRx special meeting, approval of the EQRx adjournment proposal requires the affirmative vote of the holders of a majority of the votes properly cast for and against the EQRx adjournment proposal. An abstention, a broker non-vote or the failure of an EQRx stockholder to vote (including the failure of an EQRx stockholder who holds shares in “street name” through a bank, broker or other nominee to give voting instructions to that bank, broker or other nominee) will have no effect on the outcome of the EQRx adjournment proposal.

IF YOU ARE AN EQRx STOCKHOLDER, THE EQRx BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EQRx ADJOURNMENT PROPOSAL (EQRx PROPOSAL #3).

THE MERGERS

The following is a description of material aspects of the mergers. While Revolution Medicines and EQRx believe that the following description covers the material terms of the mergers, the description may not contain all of the information that is important to you. You are encouraged to read carefully this entire joint proxy statement/prospectus, including the text of the merger agreement attached to this joint proxy statement/prospectus as Annex A, for a more complete understanding of the mergers. In addition, important business and financial information about each of Revolution Medicines and EQRx is included in or incorporated by reference into this joint proxy statement/prospectus. See the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

General

Revolution Medicines, Inc., which is referred to as Revolution Medicines, EQRx, Inc., which is referred to as EQRx, Equinox Merger Sub I, Inc., a wholly owned subsidiary of Revolution Medicines, which is referred to as Merger Sub I, and Equinox Merger Sub II LLC, a wholly owned subsidiary of Revolution Medicines, which is referred to as Merger Sub II have entered into the Agreement and Plan of Merger, dated as of July 31, 2023 (as it may be amended from time to time), referred to herein as the merger agreement. Pursuant to the terms of the merger agreement, (i) Merger Sub I will merge with and into EQRx, referred to herein as the first merger, with EQRx as the surviving corporation, referred to herein as the first merger surviving corporation, in the first merger and continuing as a wholly owned subsidiary of Revolution Medicines and (ii) as soon as practicable after the first merger and as the second step in a single integrated transaction with the first merger, EQRx will merge with and into Merger Sub II, referred to herein as the second merger, with Merger Sub II as the surviving company, referred to herein as the surviving company, in the second merger and continuing as a wholly owned subsidiary of Revolution Medicines. The first merger and the second merger together are referred to as the mergers.

As a result of the first merger, the separate existence of Merger Sub I will cease and EQRx will continue its existence under the laws of the State of Delaware as the first merger surviving corporation and as a wholly owned subsidiary of Revolution Medicines. As a result of the second merger, the separate existence of EQRx will cease and Merger Sub II will continue its existence under the laws of the State of Delaware as the surviving company and as a wholly owned subsidiary of Revolution Medicines. Following consummation of the mergers, the surviving company’s name will be “EQRx, LLC.”

Merger Consideration

At the effective time, by virtue of the first merger and without any further action on the part of Revolution Medicines, Merger Sub I, EQRx, or any stockholder of EQRx or Merger Sub I, each share of EQRx common stock that is issued and outstanding immediately prior to the effective time (other than excluded EQRx shares) will be converted into the right to receive a number of validly issued, fully paid and non-assessable shares of Revolution Medicines common stock equal to the exchange ratio, which shares of Revolution Medicines common stock (in the aggregate) are referred to herein as the merger consideration. No fractional shares of Revolution Medicines common stock will be issued as merger consideration, and EQRx stockholders will receive cash in lieu of any fractional shares as part of the merger consideration, as specified in the merger agreement. At the effective time, all excluded EQRx shares will be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange for such shares.

The exchange ratio will be determined by dividing (i) the aggregate number of shares of Revolution Medicines common stock to be issued as merger consideration by (ii) the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement.

The exchange ratio numerator (i.e., the aggregate number of shares of Revolution Medicines common stock to be issued as merger consideration) will equal the sum (rounded to the nearest whole share) of (i) 7,692,308 shares of Revolution Medicines common stock, plus (ii) an additional number of shares of Revolution Medicines common stock, which will be determined prior to the EQRx special meeting by dividing (a) $870,000,000 by (b) (1) the pre-EQRx special meeting VWAP, multiplied by (2) 0.94.

The exchange ratio denominator (i.e., the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement) will:

•	take into account the number of shares of EQRx common stock subject to in-the-money EQRx options and EQRx RSUs and include shares of EQRx restricted stock;

•	include 10% of the shares of EQRx common stock subject to EQRx warrants; and

•

include 10% of the shares of EQRx common stock subject to the EQRx earn-out (to the extent not waived by the applicable EQRx earn-out holder, as described further below in the section titled “The Merger Agreement—Treatment of EQRx Equity Awards, EQRx Warrants and the EQRx Earn-Out” of this joint proxy statement/prospectus).

The exchange ratio is floating, which means that it will change between now and the date of the EQRx special meeting, depending upon the pre-EQRx special meeting VWAP. The exchange ratio will be calculated promptly following the determination of the pre-EQRx special meeting VWAP, which will be known following the closing of the Nasdaq Select market on the sixth business day prior to the scheduled EQRx special meeting date as set forth in the notice of meeting included in the definitive form of this joint proxy statement/prospectus. EQRx and Revolution Medicines will publicly disclose the exchange ratio pursuant to a press release and/or the filing of Current Reports on Form 8-K with the SEC. See the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

The market price of Revolution Medicines common stock has fluctuated since the date of the announcement of the merger agreement and may continue to fluctuate from the date of this joint proxy statement/prospectus to the date of the special meetings, the date the mergers are completed and thereafter. The market price of Revolution Medicines common stock, when received by EQRx equityholders after the mergers are completed, could be greater than, less than or the same as the market price of Revolution Medicines common stock on the date of this joint proxy statement/prospectus or at the time of the special meetings.

Accordingly, you should obtain current market quotations for Revolution Medicines common stock and EQRx common stock before deciding how to vote with respect to any of the proposals described in this joint proxy statement/prospectus. Revolution Medicines common stock is traded on the Nasdaq Select under the symbol “RVMD” and EQRx common stock is traded on the Nasdaq Global under the symbol “EQRX.”

Treatment of EQRx equity awards, EQRx warrants and the EQRx earn-out is described in the section titled “The Merger Agreement—Treatment of EQRx Equity Awards, EQRx Warrants and the EQRx Earn-Out” of this joint proxy statement/prospectus.

Completion and Effectiveness of the Mergers

The closing of the mergers, or the closing, will take place through the electronic exchange of required documentation as soon as reasonably practicable, and in no event later than two business days after the satisfaction or waiver of all conditions for completion of the mergers set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of each of such conditions), or at such other time, place and/or date as Revolution Medicines and EQRx may mutually agree in writing. The date on which the closing actually takes place is referred to herein as the closing date. Subject to the satisfaction or waiver of the conditions to the closing described in the section titled “The Merger Agreement—Conditions to the Completion of the Mergers” of this joint proxy statement/prospectus, including receipt of the required Revolution Medicines stockholder approval and the required EQRx stockholder approval, it is anticipated that the mergers will close in November 2023. However, neither Revolution Medicines nor EQRx can predict the actual date on which the mergers will be completed, or if the completion will occur at all, because completion is subject to conditions and factors outside the control of both companies. It is possible that factors outside the control of both companies could result in the mergers being completed at a different time, or not at all.

On the date of the closing, EQRx, Merger Sub I and Merger Sub II will, as applicable, file, with the Secretary of State of the State of Delaware as provided under the DGCL and the DLLCA, as applicable, (i) the certificate of merger relating to the first merger, which is referred to as the first certificate of merger, and (ii) as soon as practicable after the effective time, and in any case, on the same day as the effective time, the certificate of merger relating to the second merger, which is referred to as the second certificate of merger. The first merger will become effective at the time of the filing of the first certificate of merger with the Secretary of State of the State of Delaware or at such later time as may be designated jointly by Revolution Medicines and EQRx and specified in the first certificate of merger. The second merger will become effective at the time of the filing of the second certificate of merger with the Secretary of State of the State of Delaware or at such later time as may be designated jointly by Revolution Medicines and EQRx and specified in the second certificate of merger.

Background of the Mergers

The following chronology summarizes the key meetings and events that led to the signing of the merger agreement. The following chronology does not purport to catalogue every conversation among the EQRx board of directors, the Revolution Medicines board of directors, or respective committees thereof or the representatives of EQRx, Revolution Medicines and/or other parties.

In August 2019, EQRx, Inc. was incorporated in Delaware as a new type of pharmaceutical company committed to developing and delivering innovative medicines to patients at radically lower prices (this entity is referred to as Legacy EQRx). Legacy EQRx’s mission was to improve health for all with innovative and affordable medicines so that people with life-changing or chronic conditions could gain access to the medicines they need, physicians could treat patients without barriers to prescribing, and health systems could afford to make those medicines available, without restrictions, to the populations they serve in a financially sustainable manner. Launched in January 2020, Legacy EQRx’s “New Pharma” strategy focused on assembling a catalog of medicines at significant scale, targeting some of the most innovative clinical opportunities and highest drug cost categories, with an initial focus on oncology and immune-inflammatory diseases.

On August 5, 2021, Legacy EQRx entered into an Agreement and Plan of Merger with CM Life Sciences III Inc., referred to as CMLS III, a special purpose acquisition company, or SPAC, formed for the purpose of effecting a business combination with one or more businesses. Pursuant to this agreement, CMLS III agreed to acquire Legacy EQRx for aggregate consideration of approximately $4.2 billion, payable in the form of shares of common stock of CMLS III valued at $10.00 per share, including a $500 million earn-out based on EQRx’s post-closing share price performance, referred to as the EQRx earn-out shares. If the EQRx share price was greater than or equal to $12.50 at any time between the 12-month anniversary of the closing and the 36-month anniversary of the closing, 35 million EQRx earn-out shares could be earned, and if the EQRx share price was greater than or equal to $16.50, an additional 15 million EQRx earn-out shares could be earned. CMLS III also concurrently entered into subscription agreements with certain investors, referred to as the PIPE Investors, pursuant to which the PIPE Investors subscribed for shares of common stock of CMLS III at a price of $10.00 per share for aggregate gross proceeds of $1.2 billion, referred to as the PIPE Financing.

On December 17, 2021, Legacy EQRx completed the business combination with CMLS III, and CMLS III changed its name to EQRx, Inc. (the former name of Legacy EQRx). At the closing, (i) an aggregate of approximately 343 million shares of CMLS III common stock were issued in exchange for the shares of Legacy EQRx outstanding as of immediately prior to the closing and (ii) an aggregate of approximately 120 million shares of CMLS III common stock were issued to the PIPE Investors in the PIPE Financing. At the closing, each outstanding equity award of Legacy EQRx was assumed by CMLS III, and the EQRx earn-out shares were issued into escrow to be held pending the occurrence of the applicable triggering event(s) for release to the Legacy EQRx securityholders. Following the closing, all shares of CMLS III common stock were redesignated as common stock of EQRx, and each outstanding warrant of CMLS III (consisting of both public and private warrants) became exercisable for shares of common stock of EQRx.

Following completion of the business combination with CMLS III, EQRx continued to focus on oncology and immune-inflammatory diseases, with five clinical-stage programs, and several other preclinical and drug engineering programs. EQRx’s late-stage programs included (1) aumolertinib, a third-generation epidermal growth factor receptor (EGFR) inhibitor, which was in-licensed from Hansoh (Shanghai) Healthtech Co., LTD and Jiangsu Hansoh Pharmaceutical Group Company LTD in 2020, and (2) sugemalimab, an anti-programmed death-ligand 1 (PD-L1) antibody, which was in-licensed from CStone Pharmaceuticals in 2020. The other clinical-stage programs in EQRx’s pipeline included: (i) lerociclib, a novel, oral, potent, and selective small molecule cyclin-dependent kinase (CDK) 4/6 inhibitor being evaluated for the treatment of patients with metastatic breast cancer; (ii) nofazinlimab, an anti-programmed death-1 (PD-1) antibody being evaluated for the treatment of patients with primary liver cancer; and (iii) EQ121, a novel, highly selective janus kinase-1 (JAK-1) inhibitor being evaluated for the treatment of ankylosing spondylitis, atopic dermatitis, and rheumatoid arthritis. EQRx also pursued the assembly of a “Global Buyers Club” by entering into strategic partnerships with private and public payers, providers and health systems so they and the patients they serve could gain access to EQRx’s future medicines, if approved, at radically lower prices.

On a periodic basis, members of EQRx management met with representatives of the U.S. Food and Drug Administration, referred to as the FDA, regarding possible paths to approval for EQRx’s product candidates in the United States. In this regard, during the Fall of 2022, members of EQRx management had a number of discussions and other communications with representatives of the FDA to gain clarity on the regulatory paths forward for aumolertinib and sugemalimab. During these discussions, it became apparent that only the final overall survival results of a second Phase 3 trial comparing sugemalimab with approved PD(L)1 therapy with an OS endpoint in a representative, diverse U.S. population would support a U.S. New Drug Application, referred to as an NDA, for a Stage IV non-small cell lung cancer (NSCLC) indication, and that interim study readouts of such a trial would not be supportive of a NDA filing based on the existing GEMSTONE-302 study in China, which would materially impact the timing and associated costs for regulatory approval in the United States. In addition, based on these interactions with the FDA, EQRx believed that a potential U.S. regulatory filing for aumolertinib might not occur until 2027.

On October 24, 2022, the EQRx board of directors held a meeting at which members of senior management and a representative of EQRx’s outside counsel, Goodwin Procter LLP, referred to as Goodwin, were present. At this meeting, management provided the EQRx board of directors with an update on the development status and timelines for aumolertinib and sugemalimab, the recent interactions with the FDA regarding each program, the company’s cash spend and runway, and organizational growth matters. The meeting participants discussed the strategic implications of these matters, including the challenges in adapting EQRx’s initial commercial and pricing models, plans and strategies to accommodate the current U.S. regulatory environment, and the expected financial and operational impact. The EQRx board of directors also discussed the potential engagement of a financial advisor to assist in a review of strategic alternatives that might be available to EQRx.

On October 27, 2022, the EQRx board of directors held a meeting at which members of senior management of EQRx and representatives of Goodwin were present. At this meeting, the EQRx board of directors continued its discussion of the strategic implications of the recent interactions with the FDA regarding aumolertinib and sugemalimab and the expected financial and operational impact on EQRx. The meeting participants also discussed undertaking a review of strategic alternatives that might be available to EQRx, and the representatives of Goodwin reviewed with the directors their fiduciary duties in that context. At the conclusion of this meeting, the EQRx board of directors directed management to identify a financial advisor to provide financial advisory services to EQRx in connection with this strategic review.

On November 9, 2022, the EQRx board of directors held a meeting at which members of senior management of EQRx and representatives of Goldman Sachs and Goodwin were present. At this meeting, the representatives of Goldman Sachs reviewed certain strategic alternatives for EQRx, including (i) a potential sale of the company, (ii) a “merger of equals” transaction, (iii) a partnership/licensing transaction, and (iv) a “take-private” transaction. The representatives of Goldman Sachs then reviewed with the EQRx board of directors lists of (i) 20 parties that might be potentially interested in a strategic acquisition of the company, which included large global pharmaceutical companies, U.S. mid-cap, publicly-traded biopharmaceutical companies, Asian biopharmaceutical companies, and European biopharmaceutical companies, and (ii) four biopharmaceutical companies that might be potentially interested in a merger. Following discussion, the EQRx board of directors authorized representatives of Goldman Sachs and EQRx senior management, as appropriate, to contact the 24 parties discussed at the meeting to determine their potential interest in a strategic transaction with EQRx.

On November 10, 2022, EQRx issued a press release reporting its third quarter 2022 financial results and providing updates on its portfolio and U.S. commercial strategy. In the press release, EQRx indicated that, based on recent FDA feedback, EQRx had concluded that there was no commercially viable path for sugemalimab plus chemotherapy in Stage IV NSCLC in the United States, but EQRx would continue to pursue ex-U.S. approvals based on existing data. In addition, EQRx indicated that it intended to prioritize development of aumolertinib and lerociclib and adopt market-based pricing for these products in the United States only. The press release also noted that, based on recent interactions with the FDA, EQRx believed that results of the ongoing Phase 3b study comparing the combination of aumolertinib and chemotherapy versus either osimertinib or aumolertinib alone could potentially support the use of aumolertinib in combination with chemotherapy as a future standard of care and/or as a monotherapy for EGFR-mutated NSCLC. The press release further noted EQRx believed that an interim comparison of the monotherapy arms would not address the FDA’s applicability concerns, and thus EQRx did not anticipate a filing for a monotherapy indication prior to the final results of the study.

Commencing on November 14, 2022, at the direction of the EQRx board of directors, representatives of Goldman Sachs and EQRx senior management contacted the 24 parties discussed at the November 9th meeting, plus an additional four parties subsequently identified by Goldman Sachs in consultation with EQRx management. While several of these parties expressed initial interest in engaging in discussions with EQRx, only two parties, referred to as Party A and Party B, subsequently entered into a confidentiality agreement with EQRx in order to facilitate discussions regarding a potential merger. None of the other parties expressed an interest in further exploring an acquisition of, or merger with, EQRx. The parties that declined to engage with EQRx on such a transaction cited one or more of the following reasons: (i) absence of clinical differentiation for EQRx’s product candidates; (ii) prioritization of other oncology targets or indications; (iii) focus on investment on novel mechanisms; (iv) resource constraints to effect a large acquisition; and/or (v) general lack of interest in a business combination with EQRx. Several of these parties, however, did express potential interest in specific assets of EQRx. In particular, EQRx senior management continued to engage in discussions with one of these parties, referred to as Party C, over several months with respect to a strategic partnering transaction with EQRx as described below. EQRx also continued to engage in further discussions with other parties regarding specific assets as part of its on-going business development activities. The EQRx board of directors utilized a previously-formed committee of independent directors from Legacy EQRx from time to time to engage with management and representatives of Goldman Sachs regarding the strategic process between EQRx board meetings for efficiency purposes.

On November 16, 2022, the EQRx board of directors held a meeting at which members of senior management of EQRx and representatives of Goldman Sachs and Goodwin were present. At this meeting, management reviewed the investor feedback from EQRx’s recent announcements, as well as certain business, portfolio, financial and operational updates. Management also led a review of the internal strategic options and related evaluations, including a portfolio build strategy, operational timelines and budget implications. Management also presented a preliminary 2023 annual operating plan, with a portfolio focus around aumolertinib and lerociclib, and resulting annual budget. In addition, the meeting participants discussed planned headcount management, related severance plan terms, and proposed changes to EQRx’s equity plan to implement the accelerated vesting of equity awards in connection with the termination of a holder’s employment under certain circumstances following a change in control of EQRx. The representatives of Goldman Sachs also provided an update on their outreach to parties as discussed at the November 9th meeting of the EQRx board of directors.

On November 29, 2022, EQRx entered into a mutual confidentiality agreement with Party A to facilitate continuing discussions regarding a potential merger. The confidentiality agreement did not include a standstill provision. Thereafter, members of EQRx senior management had discussions with representatives of Party A regarding their respective company’s business, portfolio and operations. Following these initial discussions, Party A determined not to proceed due to other strategic priorities.

On December 10, 2022, the EQRx board of directors held a meeting at which members of senior management of EQRx and representatives of Goldman Sachs and Goodwin were present. At this meeting, management and representatives of Goldman Sachs discussed with the EQRx board of directors potential strategic alternatives, including (i) a potential sale of the company, (ii) a “merger of equals” transaction, (iii) a strategic acquisition of another company by EQRx, and (iv) an out-license of ex-U.S. rights to one or more of EQRx’s programs. In addition, the representatives of Goldman Sachs provided an update on their outreach regarding a potential acquisition of, or merger with, EQRx, and the status of discussions with the parties who had expressed initial interest. Given the limited interest elicited from the 28 parties contacted with respect to a potential acquisition of, or merger with, EQRx, the EQRx board of directors authorized management and Goldman Sachs to commence a new process to explore a potential out-license of ex-U.S. rights to one or more of EQRx’s programs.

Commencing shortly thereafter, at the direction of the EQRx board of directors, representatives of Goldman Sachs and EQRx senior management contacted a total of 18 publicly-traded and private biopharmaceutical companies regarding a potential out-license of ex-U.S. rights to one or more of EQRx’s programs. Five of these 18 parties had been previously contacted regarding a potential acquisition of EQRx. Of the 18 parties contacted, five of these parties expressed interest in entering into a confidentiality agreement with EQRx at that time to facilitate further discussions. Certain of these confidentiality agreements included a standstill provision that prohibited such counterparty, for an agreed-upon period from the date of the agreement, from offering to acquire or acquiring EQRx, and from taking certain other actions, including soliciting proxies, without the prior consent of EQRx. The confidentiality agreements that included a standstill provision allowed the counterparty to make confidential acquisition proposals to the EQRx board of directors at any time following public announcement of EQRx’s entry into a definitive agreement with a third party providing for a sale of EQRx and, in certain cases, included other “sunset” provisions on the standstill obligations. While discussions with a number of these parties continued for several months, EQRx did not receive any actionable proposals with respect to an ex-U.S. licensing transaction. The parties that declined to pursue such a licensing transaction with EQRx cited one or more of the following reasons: (i) concerns regarding clinical differentiation and competitive positioning; (ii) outside areas of core focus; (iii) lack of fit with strategic timeline goals; (iv) challenging regulatory environment; (v) uncertainties with respect to pricing and reimbursement; and/or (vi) limited financial capacity for business development.

On December 14, 2022, the EQRx board of directors held a meeting at which members of senior management of EQRx and representatives of Goldman Sachs and Goodwin were present. At this meeting, management and the representatives of Goldman Sachs provided an update on the ongoing strategic review process, including the status of discussions with the potential counterparties, feedback received, current timelines and potential next steps. The EQRx board of directors also discussed EQRx’s fiscal year 2022 performance and fiscal year 2023 planning matters.

On January 6, 2023, EQRx entered into a mutual confidentiality agreement with Party B to facilitate continuing discussions regarding a potential merger. The confidentiality agreement included a standstill provision applicable to Party B that terminated upon the public announcement by EQRx of its entry into a definitive agreement with a third party involving the acquisition of EQRx. Thereafter, members of EQRx senior management had discussions with representatives of Party B regarding their respective company’s business, portfolio and operations.

On January 23, 2023, the EQRx board of directors held a meeting at which members of senior management of EQRx and representatives of Goldman Sachs and Goodwin were present. At this meeting, management and the representatives of Goldman Sachs provided an update regarding the status of discussions with potential counterparties, including the feedback received to date, current timelines and potential next steps. In executive session, the EQRx board of directors also discussed the engagement of Goldman Sachs as its financial advisor in connection with the review of strategic alternatives and potential strategic transactions. Management reviewed with the EQRx board of directors the terms of the proposed engagement of Goldman Sachs and customary relationship disclosure provided by Goldman Sachs regarding the parties then in active discussions with EQRx. The EQRx board of directors thereafter authorized EQRx to formally engage Goldman Sachs on the terms presented at the meeting. On the following day, EQRx and Goldman Sachs entered into the related engagement letter.

On January 31, 2023, EQRx entered into a mutual confidentiality agreement with Party C to facilitate further discussions regarding a potential strategic transaction. The confidentiality agreement included a standstill provision applicable to Party C that terminated upon the public announcement by EQRx of its entry into a definitive agreement with a third party involving the acquisition of EQRx. Thereafter, members of EQRx senior management had discussions with representatives of Party C regarding EQRx’s business and product candidates and the potential framework for a partnering transaction between the parties, including a possible equity investment by Party C in EQRx. Following these discussions, Party C determined not to proceed due to other strategic priorities.

On March 9, 2023, the EQRx board of directors held a meeting at which members of senior management of EQRx and a representative of Goodwin were present. At this meeting, management provided an update regarding the status of discussions with potential counterparties, including the types of transactions under consideration, proposed timelines, and potential next steps, and reported on preliminary discussions with another biopharmaceutical company, referred to as Party D, that had expressed an interest in discussing a potential sale of Party D to EQRx. At this meeting, the EQRx board of directors determined not to proceed with further discussions with Party B due to a lack of strategic fit between the two companies. Management also provided certain business, portfolio, financial and operational updates. In addition, the EQRx board of directors discussed internal strategic options and pausing development of EQRx’s Global Buyers Club network after consideration of potential opportunities to partner with others.

On April 3, 2023, the EQRx board of directors held a meeting at which members of senior management of EQRx and a representative of Goodwin were present. At this meeting, the EQRx board of directors discussed potential opportunities to acquire another company as a means to build EQRx’s portfolio with additional late-stage assets and considered the potential acquisition of Party D and another biopharmaceutical company, referred to as Party E, each of which had engaged in preliminary strategic discussions with EQRx. The meeting participants discussed potential transaction structures, valuation considerations and related operational matters. Management also provided an update on certain portfolio and operational matters.

On April 7, 2023, the EQRx board of directors held a meeting at which members of senior management of EQRx and a representative of Goodwin were present. At this meeting, the EQRx board of directors continued its discussion of potential strategic acquisition opportunities. The EQRx board of directors also determined, as a matter of convenience and efficiency given the discussions with respect to a potential acquisition of Party D or Party E, to form the EQRx transaction committee, to (i) consider and evaluate all proposals that might be received by the Company in connection with any business development, strategic alternative, capital raising or financing opportunity identified by EQRx, (ii) participate in and direct the negotiation of the material terms and conditions of any such transaction, and (iii) recommend to the EQRx board of directors the advisability of entering into a definitive agreement with respect to any such transaction, subject to approval of any such agreement by the EQRx board of directors, or the advisability of pursuing any other alternative. The initial members of the EQRx transaction committee were the following independent directors: Paul Berns (Chair), Samuel Merksamer, and Krishna Yeshwant, M.D. Throughout the EQRx transaction committee’s evaluation of a potential strategic transaction, the EQRx transaction committee conducted formal meetings, but its members were also in regular informal discussions with EQRx’s senior management and legal and financial advisors and with each other. The EQRx transaction committee also met in executive session without management present.

On April 10, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx and a representative of Goodwin were present. At this meeting, the EQRx transaction committee continued the discussion of potential strategic acquisition opportunities, including the possible acquisition of Party D or Party E. The EQRx transaction committee discussed views on valuation and market opportunity, transaction structure, and overall negotiation approach. The EQRx transaction committee also reviewed a draft indication of interest with respect to the acquisition of Party E and provided feedback to management. In addition, the EQRx transaction committee discussed potential interest in a specific asset of Party D instead of the acquisition of the whole company.

Following the meeting, EQRx submitted a preliminary, non-binding indication of interest proposing to acquire all of the outstanding shares of Party E for consideration consisting of a mix of cash and EQRx common stock, including a contingent value right, or CVR, in the event of achievement of certain development milestones. Party E rejected this proposal, and EQRx and Party E thereafter had sporadic contact with respect to potentially re-engaging in discussions regarding a possible transaction. EQRx also proposed a transaction involving a specific asset to Party D, which Party D rejected. EQRx and Party D did not engage in further discussions regarding a potential transaction.

On April 28, 2023, the EQRx board of directors held a meeting at which members of senior management of EQRx and a representative of Goodwin were present. At this meeting, and in light of the results of the prior strategic outreach conducted by Goldman Sachs and EQRx management, the EQRx board of directors reviewed plans to reset EQRx’s business strategy by focusing on clinically differentiated medicines, including a near-term focus on lerociclib, along with other existing early-stage assets and potential in-licensing/acquisition opportunities. The meeting participants also discussed a planned reduction in force and proposed severance terms. In addition, management provided an update on the status of discussions with Party D and Party E and other business development activities.

On May 8, 2023, EQRx issued a press release reporting its first quarter 2023 financial results and providing updates on its portfolio and U.S. commercial strategy. In the press release, EQRx announced that the company was resetting its strategy to focus on clinically differentiated medicines. In addition, the press release indicated that EQRx would be (i) prioritizing development of lerociclib, (ii) seeking commercialization partnerships for aumolertinib, (iii) terminating license agreements for sugemalimab, nofazinlimab and EQ121, (iv) separating its early-stage immune-inflammatory research and development programs from its oncology business into a new wholly-owned subsidiary and pursuing additional funding options, and (v) implementing a substantial reduction in workforce that, together with certain portfolio decisions, was expected to drive annualized cash savings of at least $125 million and significantly lower future cash burn.

Following the May 8th announcement regarding the reset of EQRx’s strategy and continuing through the signing of the merger agreement, EQRx continued further organizational streamlining while also considering options to deliver value to EQRx stockholders from its remaining assets. These efforts included (i) considering a potential partnership for further development of lerociclib, (ii) discussing commercialization rights in specified territories for aumolertinib, and (iii) creating a wholly-owned subsidiary for EQRx’s early stage immune-inflammatory assets and discussing with potential investors the funding of such entity on a standalone basis. While EQRx had discussions with a number of parties, EQRx did not receive any actionable proposals as a result of such efforts prior to entering into the merger agreement.

On May 16, 2023, Mark Goldsmith, M.D., Ph.D., President, Chief Executive Officer, and Board Chair of Revolution Medicines, contacted Melanie Nallicheri, President, Chief Executive Officer, and a Director of EQRx and a co-founder of Legacy EQRx, to introduce himself and request a conversation. Revolution Medicines had not been among the parties that EQRx had contacted as part of its prior outreach.

On May 18, 2023, Ms. Nallicheri and Dr. Goldsmith had a call during which Dr. Goldsmith inquired as to whether EQRx would be open to a potential acquisition. During this conversation, Dr. Goldsmith indicated that Revolution Medicines was interested in adding EQRx’s cash resources to its own balance sheet in order to fund Revolution Medicines’ broad development plans for its programs. Ms. Nallicheri indicated that, while EQRx was focused on its reset business strategy, she would discuss with the EQRx board of directors any proposal that Revolution Medicines wished to submit and requested that management of Revolution Medicines provide an overview of the company to the EQRx management team. There was no discussion of the economic terms of a potential transaction during this meeting.

Following this call, Ms. Nallicheri informed the EQRx board of directors of the inquiry from Dr. Goldsmith. Throughout the strategic review processes conducted by EQRx, the EQRx board of directors identified and discussed past and current business relationships that certain directors had with potential participants in the process and, where appropriate to avoid potential conflicts or the appearance of potential conflicts, a particular director would recuse himself or herself from board and committee meetings (or portions thereof) relating to, and any deliberations or discussions regarding, a possible transaction with that participant. In this regard with respect to Revolution Medicines, Alexis Borisy, Executive Chairman of the EQRx board of directors and a co-founder of Legacy EQRx, is the Lead Independent Director of Revolution Medicines, and Clive Meanwell, M.B., Ch.B, M.D., an independent director of EQRx, is Vice Chairman and a member of the board of directors of BB Biotech AG, which, pursuant to a Schedule 13G filed with the SEC on February 14, 2023, beneficially owned in excess of five percent of the outstanding shares of Revolution Medicines common stock. Given Mr. Borisy’s relationship with Revolution Medicines and Dr. Meanwell’s relationship with BB Biotech and the potential conflicts or the appearance of potential conflicts that could arise as a result of these relationships, Mr. Borisy and Dr. Meanwell recused themselves from board and committee meetings (or portions thereof) relating to, and any deliberations or discussions regarding, a potential transaction with Revolution Medicines or any of the other potential counterparties contacted by EQRx.

On May 20, 2023, EQRx entered into a confidentiality agreement with Revolution Medicines to facilitate discussions between the parties. The confidentiality agreement did not include a standstill provision.

On May 22, 2023, members of Revolution Medicines management provided an overview of their company’s business, portfolio and operations to members of EQRx management. There was no discussion of the economic terms of a potential transaction during this meeting.

On May 23, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx and representatives of Goldman Sachs and Goodwin were present. At this meeting, Ms. Nallicheri provided an overview of the company’s various business development activities in light of on-going discussions with potential counterparties and other alternatives, including the potential return of capital to stockholders of EQRx. Ms. Nallicheri also reported on the initial discussions with Revolution Medicines, and management provided an overview of Revolution Medicines, including potential near- and long-term catalysts. In addition, management provided updates on the potential strategic acquisition of Party E, including the status of discussions between the parties and proposed next steps, and the on-going discussions with certain parties regarding a potential licensing transaction. The representatives of Goldman Sachs also were invited to the meeting to review potential strategic alternatives for EQRx taking into account the prior strategic process undertaken by the EQRx board of directors with the assistance of Goldman Sachs and EQRx’s reset business strategy, including potential transaction structures, counterparties that might have interest in EQRx’s significant capital, and planned timelines. Following discussion, the EQRx transaction committee authorized Ms. Nallicheri to continue discussions with Revolution Medicines regarding a potential transaction. Mr. Borisy attended a portion of this meeting at the request of the EQRx transaction committee to provide his general perspective on potential strategic paths for EQRx, but did not participate in any discussions regarding a potential transaction with Revolution Medicines.

On May 31, 2023, Ms. Nallicheri and Dr. Goldsmith had a call during which they discussed the framework for a potential transaction between EQRx and Revolution Medicines. During this discussion, Dr. Goldsmith indicated that Revolution Medicines was viewing the potential transaction as additional financing for its programs and, as a result, Revolution Medicines was not interested in advancing EQRx’s portfolio following closing. There was no discussion of the economic terms of a potential transaction during this meeting.

On June 1, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx and representatives of Goldman Sachs and Goodwin were present. At this meeting, the EQRx transaction committee continued its discussion regarding potential strategic paths for EQRx and counterparties that might have interest in EQRx’s significant capital. Ms. Nallicheri also provided an update regarding her recent discussion with Dr. Goldsmith. Mr. Borisy attended a portion of this meeting at the request of the EQRx transaction committee to provide his general perspective on potential strategic paths for EQRx, but did not participate in any discussions regarding a potential transaction with Revolution Medicines.

On June 2, 2023, Revolution Medicines submitted a preliminary, non-binding indication of interest, referred to as the June 2nd Proposal, proposing to acquire all of the outstanding shares of EQRx with a symmetrical fixed price collar structure designed to deliver $1.95 in value per share of EQRx common stock within the collar range. The transaction would include a fixed exchange ratio with respect to the portion of a share of Revolution Medicines common stock that would be exchanged for a share of EQRx common stock and, in addition to such guaranteed number of shares of Revolution Medicines common stock to be delivered to EQRx stockholders, a range of cash between $0 and $400 million would be used to ensure delivery of a fixed value to EQRx stockholders of $1.95 per share. At the upper end of the proposed collar, EQRx stockholders would receive a portion of a share of Revolution Medicines common stock worth $1.95 and no cash, and at share prices for Revolution Medicines above $31.33, EQRx stockholders would receive more than $1.95 per share in value at closing. At the lower end of the proposed collar, EQRx stockholders would receive the maximum amount of cash of $400 million, and at share prices for Revolution Medicines below $18.53, EQRx stockholders would not receive additional consideration beyond the fixed number of shares of Revolution Medicines common stock and the maximum cash. The June 2nd Proposal also contemplated that, at the time of entry into a definitive agreement, certain directors, officers and major stockholders of EQRx would execute voting agreements pursuant to which they would agree to support and vote in favor of the transaction. The June 2nd Proposal further noted Revolution Medicines’ expectation that the parties would sign and announce a transaction by June 20th. Prior to submission, Dr. Goldsmith contacted Ms. Nallicheri to review the terms of the proposal.

On June 3, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx were present. At this meeting, Ms. Nallicheri provided an update regarding the receipt of the June 2nd Proposal from Revolution Medicines and her related conversation with Dr. Goldsmith, and the meeting participants had an initial discussion regarding the terms of the proposal, including the value of the proposed merger consideration as compared to EQRx’s expected net cash balance. At the conclusion of this discussion, the EQRx transaction committee authorized Ms. Nallicheri to provide Dr. Goldsmith with initial feedback regarding the June 2nd Proposal.

On June 5, 2023, Ms. Nallicheri had a call with Dr. Goldsmith during which she provided feedback on the June 2nd Proposal as authorized by the EQRx transaction committee. In particular, Ms. Nallicheri indicated that the June 2nd Proposal was inadequate, as the proposed merger consideration was less than the net cash that EQRx believed it could deliver at closing. Dr. Goldsmith noted that Revolution Medicines did not intend to pay more than the net cash to be delivered by EQRx in a potential transaction (taking into account the wind-down costs for EQRx’s programs, which Revolution Medicines did not intend to advance) and requested that EQRx provide further information regarding its calculation of estimated net cash. Ms. Nallicheri and Dr. Goldsmith also discussed the timeline for a potential transaction.

Later on June 5, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx and representatives of Goldman Sachs and Goodwin were present. At this meeting, Ms. Nallicheri provided an update regarding her recent discussion with Dr. Goldsmith. The representatives of Goodwin reviewed with the directors their fiduciary duties under Delaware law and related process considerations. The meeting participants discussed the potential alternative of returning capital to EQRx stockholders and the preparation of a liquidation analysis to determine an estimate of net cash available for distribution as a comparator to the proposal from Revolution Medicines or any similar transaction. The representatives of Goldman Sachs also provided overviews of Revolution Medicines and the June 2nd Proposal, including the proposed fixed collar and cash backstop mechanisms. The meeting participants also discussed a preliminary list of public and private biopharmaceutical companies determined by size, significant financing need, and potential ability to achieve large-scale returns that could have interest in a transaction focused on the deployment of EQRx’s significant cash balance similar to the one proposed by Revolution Medicines.

Commencing on June 7, 2023, at the direction of the EQRx transaction committee, representatives of Goldman Sachs contacted 21 publicly-traded and private biopharmaceutical companies regarding a potential transaction with EQRx focused on the redeployment of EQRx’s significant cash balance. Five of these 21 parties, including Party C, had been previously contacted regarding a potential acquisition of EQRx. Of the 21 parties contacted, five of these parties, including three publicly-traded companies, referred to as Party F, Party G and Party H, and two private companies, referred to as Party I and Party J, expressed interest in a potential transaction with EQRx and entered into confidentiality agreements with EQRx in order to engage in further discussions. Each of the confidentiality agreements included standstill provisions, with the standstill provision terminating upon EQRx’s entry into a definitive agreement with a third party involving the acquisition of EQRx or the public announcement thereof. Over the next few days, Ms. Nallicheri had introductory conversations with members of senior management of several of the parties that had expressed interest in a potential transaction.

On June 7, 2023, Ms. Nallicheri had a call with Dr. Goldsmith to discuss the minimum net cash that EQRx believed it would be able to deliver in connection with a transaction based on currently projected year-end cash of $1.05 billion.

Also on June 7, 2023, the Chief Financial Officer of Party E contacted Ms. Nallicheri to express interest in re-engaging in discussions with respect to an all-stock transaction to combine the two companies, and noted that Party E would revert with further feedback following an upcoming meeting of its board of directors.

On June 8, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx and representatives of Goldman Sachs and Goodwin were present. At this meeting, Ms. Nallicheri provided updates regarding her June 7, 2023 discussion with Dr. Goldsmith and the status of discussions with Party E. The representatives of Goldman Sachs also provided an update on their outreach to the parties discussed at the June 5th meeting of the EQRx transaction committee. The meeting participants discussed Revolution Medicines’ intention to not advance EQRx’s research and development portfolio following closing of a transaction and additional business development activities to be undertaken to determine whether value could be realized for such assets for the benefit of EQRx stockholders. In addition, the EQRx transaction committee provided guidance to Ms. Nallicheri with respect to a meeting with management of Revolution Medicines scheduled for the following day.

On June 9, 2023, Ms. Nallicheri and Dina Ciarimboli, General Counsel of EQRx, had a meeting with Dr. Goldsmith and Margaret Horn, Chief Operating Officer of Revolution Medicines, during which they discussed the near-term catalyst events for Revolution Medicines, including the anticipated timeline for public release of clinical data with respect to RMC-6236, structural alternatives for a potential transaction between the two companies, and EQRx’s remaining portfolio of assets. Among the structural alternatives discussed were the collar structure proposed by Revolution Medicines, the consideration mix between cash and stock, and a potential cash/stock election mechanism. Ms. Nallicheri also noted EQRx’s expectation that the shares of Revolution Medicines common stock in the transaction would be issued at a discount to the market price similar to the discount that would be expected by Revolution Medicines in an equity financing transaction.

On June 12, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx and representatives of Goldman Sachs and Goodwin were present. At this meeting, Ms. Nallicheri provided an update regarding the recent meeting with representatives of Revolution Medicines. The representatives of Goldman Sachs also provided an update on their outreach to the parties discussed at the June 5th meeting of the EQRx transaction committee and reviewed an illustrative process timeline.

On June 13, 2023, the EQRx compensation and talent development committee held a meeting at which Mr. Borisy, other members of senior management of EQRx, and a representative of Goodwin were present. At this meeting, the meeting participants discussed various topics relating to employee retention, including key employees necessary for on-going strategic efforts, the potential timing and structure of a retention program, and the focus on maximizing cash on hand where possible in light of the strategic process generally (there were no specific discussions regarding a potential transaction with Revolution Medicines at the meeting). The EQRx compensation and talent development committee requested that management prepare a specific proposal of retention packages for key employees for the committee’s further consideration.

On June 14, 2023, the EQRx board of directors held a regularly-scheduled meeting at which management provided business, portfolio and financial updates. Thereafter, the independent and disinterested directors met with members of senior management of EQRx and representatives of each of Goldman Sachs and Goodwin to discuss certain strategic alternatives, including (i) the potential to build on EQRx’s existing portfolio consistent with its reset business strategy through the acquisition of another company and/or other business development activities, (ii) the potential to redeploy EQRx’s significant capital into another company through a transaction with Revolution Medicines or a similar transaction with another counterparty, and (iii) the potential to return capital to EQRx stockholders. The meeting participants also discussed whether there was any opportunity to generate value from EQRx’s remaining assets under each strategic path and EQRx’s on-going business development activities. The representatives of Goodwin reviewed with the directors their fiduciary duties under Delaware law and related process considerations. Ms. Nallicheri provided updates on the status of discussions with Party E and the June 9th meeting with representatives of Revolution Medicines. Ms. Nallicheri also noted that, at the direction of the EQRx transaction committee, management would be engaging a third-party consulting firm to prepare a liquidation analysis to be used as a comparator to other available options, including potentially a transaction with Revolution Medicines or another party or pursuit of EQRx’s reset strategy. The representatives of Goldman Sachs also provided an update on their outreach to the parties discussed at the June 5th and June 12th meetings of the EQRx transaction committee and reviewed an illustrative process timeline. The meeting participants then discussed the pros and cons of the various strategic options and potential next steps.

On June 18, 2023, the EQRx board of directors held a meeting at which members of senior management of EQRx and Goodwin were present. At this meeting, the EQRx board of directors discussed the process for identifying and avoiding potential conflicts or the appearance of potential conflicts of interest with respect to potential counterparties to a transaction. Following this discussion and to facilitate appropriate director recusals, the EQRx transaction committee was enlarged to include five members consisting of Paul Berns (Chair), Jorge Conde, Kathryn Giusti, Samuel Merksamer and Krishna Yeshwant, M.D. The EQRx transaction committee invited the independent and disinterested directors not serving on the committee, referred to as the invited directors, to attend all subsequent committee meetings. The EQRx transaction committee and other invitees, including an invited director, members of senior management of EQRx, and representatives of Goldman Sachs and Goodwin, then discussed the selection criteria upon which to assess potential counterparties, which criteria included the following: (i) later-stage assets in the counterparty’s development pipeline; (ii) potential of the counterparty’s product candidates to reach a large total addressable market; (iii) a $1 billion or more capital influx expected to significantly catalyze the counterparty’s efforts; (iv) feasibility of this type of transaction with the counterparty, including the ability to obtain the required stockholder approvals and otherwise satisfy the conditions to closing; and (v) in the case of a counterparty that was a private company, such counterparty’s public company readiness. Management reviewed the methodology and assumptions for preparing a preliminary projection of available net cash (assuming the wind-down of its existing programs, which would not be able to be completed prior to the closing of a transaction) that a counterparty to a transaction would be able to deploy for its ongoing operations. The representatives of Goldman Sachs also provided updates on their outreach to potential counterparties and discussions with those parties that had expressed interest in a possible transaction with EQRx, and reviewed an illustrative process timeline. The meeting participants discussed scheduling management presentations with each of Revolution Medicines and the five parties that had expressed interest in a potential transaction with EQRx to assess such counterparties against the criteria discussed at the meeting, as well as with Party E given Party E’s expressed interest in a potential stock-for-stock transaction which would result in the redeployment of a significant portion of EQRx’s capital to Party E’s programs. The meeting participants also discussed certain structuring considerations with respect to a potential transaction, including (i) pro forma ownership of EQRx stockholders in the combined company, (ii) cash, if any, to EQRx stockholders, including a potential cash/stock election mechanism, (iii) potential downside protection and upside opportunity for EQRx stockholders, and (iv) potential, if any, for value realization from EQRx’s remaining assets.

On June 20, 2023, Ms. Nallicheri had a call with the Chief Executive Officer and the Chief Financial Officer of Party E during which the representatives of Party E further discussed their potential interest in a stock-for-stock merger with EQRx.

From June 20, 2023 through June 26, 2023, EQRx held a series of meetings with seven parties, including Revolution Medicines and each of Party E, F, G, H, I and J, during which management of each such party provided an overview of their company’s business, portfolio and operations to members of EQRx management, certain independent and disinterested directors of EQRx, and representatives of EQRx’s financial and legal advisors. There were no discussions of the economic terms of a potential transaction during these meetings, except that, at the conclusion of its presentation, Party H reviewed the high-level terms of a proposal for discussion with respect to a potential transaction with EQRx. The framework for the proposal provided for EQRx to make two investments totaling approximately $1.0 billion in Party H consisting of: (i) an upfront purchase by EQRx of approximately $600 million of common stock of Party H; and (ii) $400 million of committed future funding for Party H’s research and development programs (with the structure and economics to be discussed, including a potential collaboration format).

On June 23, 2023, representatives of Goldman Sachs provided additional information to the EQRx transaction committee with respect to certain structuring considerations for a potential transaction, including illustrative potential structures for a transaction with Revolution Medicines.

Also on June 23, 2023, the EQRx compensation and talent development committee held a meeting at which Mr. Borisy, other members of senior management of EQRx, and a representative of Goodwin were present. At this meeting, the meeting participants discussed employee retention matters in connection with the strategic process generally (there were no specific discussions regarding a potential transaction with Revolution Medicines at the meeting), including a general framework for cash and equity retention programs.

On June 25, 2023, the EQRx transaction committee held a meeting at which an invited director, members of senior management and representatives of Goldman Sachs and Goodwin were present. At this meeting, the EQRx transaction committee had a preliminary discussion regarding the parties that had provided management presentations to date. The meeting participants also discussed an illustrative transaction timeline, including the process for sending bid instruction letters to selected parties. Following this discussion, the EQRx transaction committee authorized representatives of Goldman Sachs to send a bid instruction letter to Revolution Medicines. The EQRx transaction committee determined to reconvene on the following day after completion of the final management presentation to finalize the list of other parties to be invited to submit a bid. Management also reviewed a preliminary projection of available net cash of $1.133 billion (before transaction expenses and after winding down EQRx’s existing programs, which process was assumed to be completed in 2024) that a counterparty to a transaction would be able to deploy for its on-going operations and the related assumptions. The EQRx transaction committee authorized management and representatives of Goldman Sachs to provide management’s preliminary projection of net cash to the parties involved in the process.

Later on June 25, 2023, a representative of Goldman Sachs, at the direction of the EQRx transaction committee, sent a bid instruction letter to Revolution Medicines setting forth the timing and procedures for submitting a revised proposal to acquire EQRx. The letter requested that Revolution Medicines’ revised proposal be submitted by June 29th.

On June 26, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx, an invited director, and representatives of Goldman Sachs and Goodwin were present. At this meeting, the EQRx transaction committee continued its discussion regarding Parties E, F, G, H, I and J that had provided management presentations to EQRx in the context of the selection criteria discussed at the June 18th meeting of the EQRx transaction committee. Based on this discussion, the EQRx transaction committee determined to invite Parties G, H and J to submit bids to acquire EQRx and discontinue discussions with Parties E, F and I due to a failure to meet one or more of the selection criteria. The meeting participants discussed timing considerations and next steps, during which discussion the EQRx transaction committee authorized representatives of Goldman Sachs to send bid instruction letters to Parties G, H and J. Also at this meeting, the representatives of Goldman Sachs reported on an inbound call received from a party that had not previously been contacted, which party expressed interested in a potential reverse merger with EQRx. The EQRx transaction committee discussed the party expressing interest in the context of the selection criteria and determined not to proceed with further discussions given that such party was a private company with early-stage assets.

Later on June 26, 2023, a representative of Goldman Sachs, at the direction of the EQRx transaction committee, sent a bid instruction letter to each of Parties G, H and J setting forth the timing and procedures for submitting a proposal to acquire EQRx. The letter requested that proposals be submitted by June 29th.

On June 27, 2023, Party G submitted a non-binding indication of interest with respect to the acquisition of EQRx in a stock-for-stock merger. The proposal provided for EQRx stockholders to receive newly issued shares of common stock of Party G with a value (based on the volume-weighted average price, or VWAP, of Party G’s common stock measured over a 10-trading day measurement period prior to closing) of $1.8466 per share, subject to a collar. As part of the proposal, Party G requested a three-week period of exclusivity to complete due diligence and negotiate definitive agreements. Prior to submitting the proposal, the Chief Executive Officer of Party G contacted Ms. Nallicheri to review the terms of the proposal.

On June 29, 2023, Revolution Medicines submitted a revised, non-binding indication of interest, referred to as the June 29th Proposal, with respect to the acquisition of EQRx in a stock-for-stock merger. The June 29th Proposal provided that the merger consideration would be comprised of Revolution Medicines common stock with an implied value of $1.075 billion, representing a value of approximately $2.17 per share of EQRx common stock based on the assumptions set forth in the June 29th Proposal regarding the number of shares of EQRx common stock treated as outstanding. The number of shares of Revolution Medicines common stock to be delivered as merger consideration would be calculated based on a blend of the share price of Revolution Medicines common stock at two points in time: (i) $200 million of Revolution Medicines common stock based on the share price at signing of the definitive agreement for the transaction, plus (ii) $850 million of Revolution Medicines common stock based on the share price at closing of the transaction subject to a 3% discount (resulting in delivery of $875 million of Revolution Medicines common stock at such closing share price). In the June 29th Proposal, Revolution Medicines compared the $1.075 billion of implied value to its assumption that EQRx would have $1.05 billion of available net cash that Revolution Medicines would be able to deploy for its on-going operations (i.e., the preliminary projection of net cash of $1.133 billion provided by EQRx, less an additional $83 million of expenses estimated by Revolution Medicines for transaction expenses and additional operating and wind-down expenses). The June 29th Proposal also contemplated that, at the time of entry into the definitive transaction agreement, certain directors, officers and major stockholders of EQRx would execute voting agreements under which they would agree to support and vote in favor of the transaction, as well as customary lock-up provisions that would extend 90 days post-closing. The June 29th Proposal further noted Revolution Medicines’ expectation that the parties would sign and announce a transaction by July 24th. Following submission, Dr. Goldsmith and Ms. Nallicheri discussed the contents of the June 29th Proposal via telephone.

Also, on June 29, 2023, Party J submitted a non-binding indication of interest for a “reverse merger” transaction with EQRx. The proposed transaction consisted of a merger of a newly-formed, wholly owned subsidiary of EQRx with and into Party J, with stockholders of Party J receiving shares of EQRx common stock in the merger. Party J proposed pro forma ownership of the combined entity of 50% to existing EQRx securityholders and 50% to Party J’s existing securityholders, and the issuance of a CVR to existing stockholders of Party J that would be triggered upon achievement of a regulatory milestone with respect to one of Party J’s product candidates. The amount of the CVR payment would be equal to 15% of the then outstanding shares of the combined company at the time that the payment was triggered. The proposal also referenced EQRx designating three of seven directors on the board of directors of the combined company, and the management team of the combined company being led by Party J’s CEO, with the remainder of the management team to be determined based on the best candidates from each company. Party J further indicated their expectation to reach a definitive agreement within 30 days, subject to consummation of mutual diligence. Following submission, the Chief Executive Officer of Party J and Ms. Nallicheri met to discuss the contents of the proposal.

In addition, on June 29, 2023, the EQRx compensation and talent development committee approved cash and equity retention awards for certain key employees. See “—Interests of EQRx’s Directors and Executive Officers in the Mergers” for information regarding the retention awards to certain executive officers.

On June 30, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx, an invited director, and representatives of Goldman Sachs and Goodwin were present. At this meeting, the meeting participants discussed the June 29th Proposal received from Revolution Medicines and the proposals received from Parties G and J. The representatives of Goldman Sachs summarized each of these proposals, including the approximate value of the consideration reflected by each proposal, based on certain assumptions relating to EQRx and the bidders provided by management to representatives of Goldman Sachs, as follows: (i) $1.075 billion for the Revolution Medicines’ proposal (taking into account the pricing discount proposed by Revolution Medicines), which represented a $125 million increase from the approximately $950 million value implied by the June 2nd Proposal; (ii) $923 million for Party J’s proposal; and (iii) $900 million for Party G’s Proposal. Ms. Nallicheri and the representatives of Goldman Sachs also reported on their conversations with certain parties in connection with the bid deadline. In particular, the representatives of Goldman Sachs noted that Party H did not intend to submit a proposal with respect to the acquisition of EQRx, but continued to be open to engaging with EQRx with respect to the proposal reviewed during Party H’s management presentation. Following discussion regarding the proposals received, the EQRx transaction committee determined to continue discussions with Revolution Medicines and discussed certain elements of the June 29th Proposal, including (i) the aggregate value of $1.075 billion, (ii) the amounts of the two equity tranches (i.e., $200 million in the first tranche and $850 million in the second tranche), (iii) the 3% pricing discount to be applied to the second equity tranche, and (iv) the consideration consisting of all stock with no return of capital to EQRx stockholders. The EQRx transaction committee discussed potential feedback to Revolution Medicines regarding the June 29th Proposal, and authorized Ms. Nallicheri to communicate such feedback to Dr. Goldsmith following the meeting. In addition, the EQRx transaction committee directed Goldman Sachs to contact Party H to inquire whether Party H would consider the acquisition of EQRx or any other alternative structure to the one that they had proposed. Also, given the proposals received by EQRx including the June 29th Proposal, the EQRx transaction committee confirmed its prior determination not to proceed with further discussions with Parties E, F and I. During executive session, a representative of Goodwin reviewed with the EQRx transaction committee customary relationship disclosure regarding Revolution Medicines during the preceding two-year period made available by Goldman Sachs. Such disclosure indicated that, during such two-year period, Goldman Sachs Investment Banking had not performed any financial advisory and/or underwriting services for Revolution Medicines or any of their respective affiliates for which it had recognized compensation.

Later on June 30, 2023, Ms. Nallicheri contacted Dr. Goldsmith to provide him with the feedback authorized by the EQRx transaction committee earlier in the day. In particular, Ms. Nallicheri indicated that, while EQRx appreciated the revisions included in the June 29th Proposal based on prior feedback, the EQRx board of directors was focused on the pricing discount being offered by Revolution Medicines. In a follow-up conversation, Dr. Goldsmith indicated that Revolution Medicines would not further revise its proposal without first receiving a specific counter from EQRx.

Also on June 30, 2023, representatives of Goldman Sachs, as directed by the EQRx transaction committee, had a call with representatives of Party H, during which Party H confirmed that they would not be submitting a revised proposal nor were they open to entertaining alternative structures, including the acquisition of EQRx.

On July 1, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx, an invited director and representatives of Goldman Sachs and Goodwin were present. At this meeting, the EQRx transaction committee continued its discussion of the June 29th Proposal received from Revolution Medicines and the proposals received from Parties G and J. Ms. Nallicheri provided an update on her recent conversations with Dr. Goldsmith, and the representatives of Goldman Sachs reported on their conversation with representatives of Party H. The representatives of Goldman Sachs reviewed a comparison of the June 2nd Proposal and the June 29th Proposal as submitted by Revolution Medicines and the impact on the June 29th Proposal of varying (i) the discount to be applied to the second equity tranche to be priced in proximity to the closing, (ii) the amounts of the two equity tranches, and (iii) the aggregate value being offered. Following discussion, the EQRx transaction committee determined to focus on the pricing discount on the second equity tranche and directed management to counter with a 12% discount. In addition, the EQRx transaction committee directed Goldman Sachs to contact Party G to inquire whether Party G had any flexibility in either price or the proposed timetable for signing a definitive agreement as set forth in their proposal. The EQRx transaction committee also determined to not proceed with further discussions with either Party H (given Party H’s lack of interest in a whole company transaction) or Party J (given Party J’s economic proposal, the earlier stage of development of its product candidates, and its perceived lack of public company readiness).

Following the EQRx transaction committee meeting on July 1, 2023, Ms. Nallicheri contacted Dr. Goldsmith to propose a 12% pricing discount on the second equity tranche as authorized by the EQRx transaction committee earlier in the day. Dr. Goldsmith responded that a 12% discount was unacceptable and subsequently countered at 4.5%. In addition, the representatives of Goldman Sachs, as directed by the EQRx transaction committee, had a call with representatives of Party G, during which Party G indicated that they did not intend to increase their offered price or materially delay their proposed signing date. Thereafter, EQRx did not have further discussions with Party G regarding a potential transaction.

Later on July 1, 2023, the EQRx transaction committee held a second meeting at which members of senior management of EQRx, invited directors, and representatives of Goldman Sachs and Goodwin were present. At this meeting, Ms. Nallicheri provided an update on her conversation with Dr. Goldsmith, and the representatives of Goldman Sachs reported on their conversation with representatives of Party G. The meeting participants continued their discussion of the June 29th Proposal from Revolution Medicines and the pricing discount to be applied to the second equity tranche. Following this discussion, the EQRx transaction committee authorized Ms. Nallicheri to communicate to Dr. Goldsmith that the pricing discount needed to be in the high single digits and directed representatives of Goldman Sachs to negotiate the amount with Revolution Medicines’ financial advisor, Guggenheim Securities, LLC, referred to as Guggenheim Securities. Management also discussed with the EQRx transaction committee the engagement of BRG Transaction and Valuation Opinions, LLC, referred to as BRG, an affiliate of Berkeley Research Group, LLC, a consulting firm with a focus on corporate finance advisory services, to prepare an analysis for the EQRx board of directors with respect to EQRx’s estimated value to its stockholders in a liquidation scenario, including an estimate of the net cash that would be available for distribution to EQRx stockholders in connection with a potential future liquidation. The engagement letter with BRG provided for BRG to receive a fixed fee for these services.

Following the meeting on July 1, 2023, Ms. Nallicheri contacted Dr. Goldsmith to communicate that the pricing discount for the second equity tranche needed to be in the high single digits as authorized by the EQRx transaction committee. Thereafter, the representatives of Goldman Sachs, at the direction of the EQRx transaction committee, had several calls with representatives of Guggenheim Securities to discuss the pricing discount. During these calls, at the direction of the EQRx transaction committee, the representatives of Goldman Sachs proposed a 9% discount. The representatives of Guggenheim Securities reverted with a proposal from Revolution Medicines that they characterized as “best and final” at a 6% pricing discount on the second equity tranche and all other terms as set forth in the June 29th Proposal.

On July 3, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx, invited directors and representatives of Goldman Sachs and Goodwin were present. At this meeting, Ms. Nallicheri provided an update on her conversation with Dr. Goldsmith, and the representatives of Goldman Sachs reported on their conversations with Guggenheim Securities. Following discussion, the EQRx transaction committee determined to accept the economic terms set forth in the June 29th Proposal with the proposed 6% pricing discount on the second equity tranche, and authorized Ms. Nallicheri and representatives of Goldman Sachs to communicate the same to Dr. Goldsmith and Guggenheim Securities, respectively, which occurred following the meeting. The EQRx transaction committee also authorized Ms. Nallicheri to progress discussions with Dr. Goldsmith on other elements of a potential transaction, including treatment of EQRx’s remaining assets in the transaction and related structures, such as a CVR, to provide additional potential value to EQRx stockholders.

On July 4, 2023, Ms. Nallicheri had a call with Dr. Goldsmith to discuss (i) the on-going business development activities with respect to EQRx’s remaining assets, (ii) the composition of the Revolution Medicines board of directors following closing (without discussion of specific names of directors), (iii) the request by Revolution Medicines for certain EQRx stockholders to sign post-closing lock-up agreements, and (iv) certain general employee matters not specific to EQRx’s executive officers. During this discussion, Ms. Nallicheri proposed a potential CVR structure with respect to any proceeds that may be realized as a result of EQRx’s business development activities and two board seats on the board of directors of the combined company. Following this call, the respective financial and legal advisors of EQRx and Revolution Medicines had further conversations regarding these matters.

On July 5, 2023, Revolution Medicines provided EQRx with access to a virtual data room populated by Revolution Medicines with certain due diligence items. Thereafter, EQRx provided supplemental due diligence requests and had further discussions with members of senior management of Revolution Medicines as requested to discuss Revolution Medicines’ business, operations, product candidates, clinical programs and timelines, intellectual property, strategic plans, and financial position.

On July 6, 2023, EQRx and Revolution Medicines entered into an amendment to their existing confidentiality agreement to add reciprocal standstill and employee non-solicitation provisions. The amendment to the confidentiality agreement provided each party with the ability to make confidential acquisition proposals to the other party at any time and also included other “sunset” provisions on the standstill obligations, including termination upon the other party’s entry into a definitive agreement involving an acquisition of such party. Following entry into the amendment, EQRx provided Revolution Medicines with access to a virtual data room populated by EQRx with certain due diligence items. Thereafter, Revolution Medicines provided supplemental due diligence requests and had further discussions with members of senior management of EQRx as requested to discuss EQRx’s business, operations, remaining assets, liabilities, and financial position.

On July 11, 2023, representatives of outside counsel to Revolution Medicines, Latham & Watkins LLP, referred to as Latham, provided an initial draft of the merger agreement to Goodwin. Following delivery of the draft merger agreement until the execution of the merger agreement, representatives of senior management of EQRx and Revolution Medicines, together with representatives of Goldman Sachs, Goodwin, Guggenheim and Latham, negotiated the terms of the merger agreement, in each case, as authorized and under the direction of their respective boards of directors or transaction committees. As part of these discussions, the representatives of Revolution Medicines requested that EQRx investigate the possibility of terminating the EQRx private warrants and EQRx earn-out shares in advance of signing a definitive agreement for the proposed transaction. In addition, the representatives of EQRx raised potential structural mechanisms, such as a CVR or closing cash true-up, that could be implemented in the event that EQRx was able to find a buyer or partner with respect to its remaining assets; however, the representatives of Revolution Medicines were unwilling to entertain such a structure.

On July 12, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx, invited directors and representatives of Goldman Sachs and Goodwin were present. At this meeting, the representatives of Goodwin reviewed a summary of the terms of the draft merger agreement, and the EQRx transaction committee provided feedback to Ms. Nallicheri and the representatives of Goodwin and Goldman Sachs for purposes of the negotiation of the merger agreement. Ms. Nallicheri also provided updates on recent interactions with Revolution Medicines and the on-going business development activities with respect to EQRx’s remaining assets.

On July 13, 2023, Ms. Nallicheri had a call with Dr. Goldsmith to discuss certain proposed terms in the initial draft of the merger agreement and the timeline for a potential transaction.

Also on July 13, 2023, representatives of Latham provided initial drafts of the forms of EQRx voting and lock-up agreements to Goodwin. Thereafter, representatives of Goodwin and Latham negotiated the terms of such agreements, in each case, under the direction of their respective boards of directors or transaction committees.

On July 18, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx, an invited director and representatives of Goldman Sachs and Goodwin were present. At this meeting, the representatives of Goodwin provided an update on the status of negotiations, and Ms. Nallicheri provided an update on her July 13th conversation with Dr. Goldsmith. The meeting participants also discussed process and timing considerations. Ms. Nallicheri reported further inquiries from Party E and Party J, and the EQRx transaction committee decided not to re-open conversations with these parties for the reasons previously discussed. EQRx management also provided updates on the due diligence process with Revolution Medicines and EQRx’s on-going business development activities with respect to its remaining assets, which had yielded no actionable proposals. In addition, the representatives of Goldman Sachs informed the EQRx transaction committee that, under the particular circumstances of this transaction, in which EQRx’s principal asset is cash and EQRx does not have any stand-alone projections case that EQRx’s management or board considered reliable and adopted, as a matter of policy Goldman Sachs would not be in a position to render an opinion regarding the fairness of the proposed consideration in the transaction. In executive session, the EQRx transaction committee discussed the engagement of another financial advisor to provide a fairness opinion to the EQRx board of directors if the transaction with Revolution Medicines were to proceed, and authorized management and the representatives of Goodwin to contact MTS about this potential engagement.

On July 20, 2023, the EQRx transaction committee held a meeting at which members of EQRx management, an invited director and representatives of Goldman Sachs and Goodwin were present. At this meeting, Ms. Nallicheri provided an update on the due diligence process, including with respect to Revolution Medicines’ clinical programs and planned data disclosures. The representatives of Goodwin provided an update on the status of negotiations with respect to the merger agreement, including a summary of the outstanding issues and potential opportunities to mitigate execution and/or market risk to EQRx stockholders. The meeting participants also discussed process considerations and next steps.

Later on July 20, 2023, Ms. Nallicheri had a call with Dr. Goldsmith to discuss the status of negotiations of the definitive transaction agreements. Thereafter, Ms. Nallicheri, together with other representatives of EQRx senior management and Goodwin, and Dr. Goldsmith, together with other representatives of Revolution Medicines senior management and Latham, had multiple calls to negotiate the open issues in the merger agreement, including, among other things, (i) the timeline to closing and the pricing period for the second equity tranche, (ii) the covenants governing EQRx’s business activities between signing and closing, including compliance by EQRx with an operating and capital expenditure budget, the wind-down of certain mutually-agreed EQRx programs, and other restrictions on EQRx’s operations, (iii) the covenants governing Revolution Medicines’ business activities between signing and closing, including limitations on its ability to issue additional equity, incur debt and make other acquisitions, (iv) treatment of the outstanding EQRx warrants and EQRx earn-out shares and the extent to which such securities would be included in the EQRx fully-diluted share number for purposes of determining the exchange ratio, (v) the request for voting and lock-up agreements, including the parties to those agreements, (vi) treatment of EQRx employees generally in connection with the wind-down activities and closing of the transaction, (vii) representation for EQRx on the combined company’s board of directors, (viii) the termination fees payable by the parties under certain circumstances, (ix) expense reimbursement in an agreed-upon amount in the event that either party’s stockholders did not approve the transaction, and (x) tax treatment of the transaction.

On July 21, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx, an invited director and representatives of Goldman Sachs and Goodwin were present. At this meeting, Ms. Nallicheri and the representatives of Goodwin reported on the recent negotiations of the merger agreement with representatives of Revolution Medicines and Latham. As part of this discussion, Ms. Nallicheri noted that Revolution Medicines had agreed to providing one board seat for an EQRx independent director following closing. Ms. Nallicheri also provided an update on the due diligence process, preparation of financial projections for Revolution Medicines and a business case for EQRx’s remaining assets (noting that such business case would be incomplete, as acquisitions of late-stage clinical assets would be necessary to pursue this strategy), and the status of the liquidation analysis. Ms. Nallicheri indicated that, based on the additional work that had been undertaken, EQRx expected to have more net cash available following the wind-down of its programs than the $1.05 billion reflected in the June 29th Proposal.

On July 22, 2023, Ms. Nallicheri had a call with Dr. Goldsmith during which Ms. Nallicheri indicated that, based on current assumptions that were continuing to be refined, EQRx expected to have more net cash available following the wind-down of its programs than the $1.05 billion assumed by Revolution Medicines. Dr. Goldsmith asked for further information regarding the expected net cash and indicated that he did not intend to further discuss this matter until all of the other terms had been negotiated. Ms. Nallicheri and Dr. Goldsmith also discussed the one board seat to be allocated to EQRx at closing, including the possibility of Sandra Horning, M.D., a co-founder of Legacy EQRx and current independent member of the EQRx board of directors, filling that seat. Following this discussion, Dr. Goldsmith requested that Ms. Nallicheri introduce him to Dr. Horning. Thereafter, with the consent of the EQRx transaction committee, Dr. Horning and Dr. Goldsmith had an introductory call.

On July 23, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx, an invited director and representatives of Goldman Sachs and Goodwin were present. At this meeting, management, as well as external consultants engaged by EQRx at the request of the EQRx transaction committee, reported on the results of the clinical review of Revolution Medicines’ programs. The meeting participants discussed the opportunities and risks presented by such programs, including regulatory, manufacturing and CMC matters, and the competitive environment. Ms. Nallicheri and the representatives of Goodwin also reported on the on-going discussions with Revolution Medicines and negotiations of the merger agreement and related documents. In addition, the meeting participants discussed employee-related matters, including the adoption of a severance policy for employees at the level of Vice President and below given the anticipated reductions in force if the transaction with Revolution Medicines were to proceed. Ms. Nallicheri provided an update on the preparation of financial projections for Revolution Medicines and a business case for EQRx’s remaining assets, as well as the status of the liquidation analysis.

On July 25, 2023, the EQRx compensation and talent development committee held a meeting at which members of senior management of EQRx and representatives of Goodwin were present. At this meeting, management reviewed various topics relating to potential reductions in force during the remainder of 2023 in the event that EQRx were to reach agreement with Revolution Medicines regarding a potential transaction. In addition, the representatives of Goodwin provided an overview of the potential Code Section 4999 excise tax on certain employees of EQRx who may be subject to such excise tax, a list of affected employees, and potential approaches to mitigate any excise tax. The EQRx compensation and talent development committee determined that the imposition of the excise tax on such employees would result in an unintended personal tax burden that would deprive the individuals of a portion of the value of their compensatory payments in connection with the mergers, and authorized management and the representatives of Goodwin to pursue such mitigation efforts as may be agreed upon by Revolution Medicines. See the section titled “—Interests of EQRx’s Directors and Executive Officers in the Merger” for further information.

On July 26, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx, an invited director and representatives of Goldman Sachs, Goodwin and EQRx’s Delaware counsel,

Richards, Layton & Finger, P.A., referred to as RLF, were present. At this meeting, the representatives of Goodwin and RLF reviewed the fiduciary duties of the directors in this context. Ms. Nallicheri and the representatives of Goodwin reported on the on-going negotiations of the merger agreement and related documents. Management also reviewed the process, methodology and assumptions with respect to the preparation of financial projections for Revolution Medicines and a business case for EQRx’s remaining assets. The representative of RLF then reviewed the liquidation and dissolution process in Delaware, including the required steps and expected timing. Representatives of BRG then joined the meeting and reviewed their liquidation analysis for EQRx, including the related methodology and assumptions. See the section titled “—Certain EQRx Unaudited Prospective Financial Information” for further information.

On July 28, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx, an invited director and representatives of Goldman Sachs and Goodwin were present. At this meeting, management reviewed standalone financial forecasts for Revolution Medicines for the remainder of calendar year 2023 and calendar years 2024 through 2042 prepared by EQRx senior management for use in evaluating a proposed transaction with Revolution Medicines (see the discussion of the Revolution Medicines forecasts prepared by EQRx in the section titled “—Certain EQRx Unaudited Prospective Financial Information”), which financial forecasts had been prepared based on the process, methodology and assumptions discussed at the July 26th meeting of the EQRx transaction committee. The meeting participants also discussed how these financial projections compared to current analyst estimates for Revolution Medicines. In addition, the meeting participants discussed the excess net cash expected to be available following the wind-down of EQRx’s programs and the plan to request an increase in the aggregate value being provided by Revolution Medicines as a result. The meeting participants also discussed that, following further investigation, EQRx would not be able to terminate the EQRx private warrants or all of the EQRx earn-out shares prior to the signing of a definitive agreement with Revolution Medicines, and the potential impact on the calculation of the exchange ratio. The EQRx communications team, including representatives of its external communications firm, also joined for a portion of the meeting and reviewed the communications planning process.

Later on July 28, 2023, Ms. Nallicheri had a call with Dr. Goldsmith to further discuss the excess net cash expected by EQRx management to be delivered by EQRx and the inability to terminate the EQRx private warrants or all of the EQRx earn-out shares prior to signing. Following this conversation, representatives of Goldman Sachs also had a discussion with representatives of Guggenheim Securities regarding these matters, and members of EQRx management had a call with members of Revolution Medicines management to further discuss EQRx management’s estimate of the net cash expected to be delivered to Revolution Medicines as a result of the transaction.

On July 29, 2023, the EQRx transaction committee held a meeting at which members of management of EQRx, invited directors and representatives of Goldman Sachs and Goodwin were present. At this meeting, Ms. Nallicheri provided an update on the status of discussions with Revolution Medicines and the remaining open points on the merger agreement. The representatives of Goldman Sachs then reviewed a preliminary illustrative financial analysis of the combined company based on preliminary transaction terms that were subject to further negotiation. Also at this meeting, management reviewed an illustrative standalone business case for EQRx’s remaining assets for reference purposes, noting that the related financial forecasts were incomplete as a stand-alone business plan as the forecasts did not include potential acquisitions of late-stage clinical assets, which would be necessary to consider for this business case to be viable, because such acquisitions could not be predicted nor could their potential financial impact be quantified (see the discussion of the EQRx standalone business case in the section titled “—Certain EQRx Unaudited Prospective Financial Information”). Given the unreliability and incompleteness of the standalone business case, the EQRx transaction committee directed MTS to use the liquidation analysis from EQRx management that was based on the BRG liquidation analysis in connection with the preparation of MTS Securities’ fairness opinion (see the sections titled “—Certain EQRx Unaudited Prospective Financial Information” and “—Opinion of MTS Securities, EQRx’s Financial Advisor”). In addition, the meeting participants further discussed the excess net cash expected by EQRx management to be available and the treatment of the EQRx private warrants and EQRx earn-out shares in the transaction. Following this discussion, the EQRx transaction committee provided instruction to representatives of Goldman Sachs in negotiating these items with Guggenheim Securities. In executive session, the EQRx transaction committee also discussed the formal engagement of MTS as a financial advisor to EQRx to render a fairness opinion in connection with the proposed transaction with Revolution Medicines. Representatives of Goodwin reviewed with the EQRx transaction committee the terms of the proposed engagement of MTS and customary relationship disclosure regarding Revolution Medicines during the preceding two-year period made available by MTS. The EQRx transaction committee thereafter authorized EQRx to formally engage MTS on the terms presented at the meeting. Later that day, EQRx and MTS entered into the related engagement letter. See “—Opinion of MTS Securities, EQRx’s Financial Advisor” for further information regarding the engagement letter with MTS.

Later on July 29, 2023, representatives of Goldman Sachs, at the direction of the EQRx transaction committee, had calls with representatives of Guggenheim Securities to further discuss the expected excess net cash expected by EQRx management to be delivered by EQRx and the treatment of the EQRx private warrants and EQRx earn-out shares in the transaction. During this discussion, at the direction of the EQRx transaction committee, the representatives of Goldman Sachs communicated the following proposal: (i) $45-50 million in additional value to EQRx stockholders as a result of the excess net cash; and (ii) with respect to the calculation of the exchange ratio, the inclusion of no private warrants or EQRx earn-out shares in the EQRx fully-diluted share number. In addition, representatives of Goodwin communicated to representatives of Latham that EQRx did not expect to deliver termination of all of the earn-out shares at or prior to signing of a merger agreement.

Also on July 29, 2023, a representative of Goodwin updated Mr. Borisy on the general status of discussions with Revolution Medicines, but not the terms, and the related request from Revolution Medicines that he sign voting and lock-up agreements in connection with the proposed transaction.

On July 30, 2023, representatives of Latham distributed to Goodwin a revised draft of the merger agreement and certain related documents characterized as Revolution Medicines’ final proposal, including with respect to the points raised by Ms. Nallicheri during her July 28th call with Dr. Goldsmith. The revised terms included (i) an increase in the second tranche of equity consideration from $850 million to $870 million, (ii) a change in the previously agreed-upon pricing measurement period for the first tranche of equity consideration from the VWAP of Revolution Medicines common stock during the five trading days prior to signing to the ten trading days prior to signing, and (iii) the inclusion of 10% of the EQRx private warrants and 50% of the EQRx earn-out shares not waived prior to closing in the EQRx fully-diluted share number used to calculate the exchange ratio.

Later on July 30, 2023, the EQRx transaction committee held a meeting at which members of senior management of EQRx, invited directors and representatives of Goldman Sachs and Goodwin were present. At this meeting, the representatives of Goodwin reviewed the changes to the merger agreement set forth in the most recent draft provided by Latham. The representatives of Goldman Sachs also reviewed the increased amount of the second equity tranche, the changed pricing period for the first equity tranche, and the inclusion of portions of the EQRx private warrants and EQRx earn-out shares in the fully-diluted share number used to calculate the exchange ratio. Following discussion, the EQRx transaction committee determined to accept the $20 million increase in the value of the second equity tranche, but directed representatives of Goldman Sachs to contact Guggenheim Securities to provide the following counter: (i) 10% for the inclusion of non-waived EQRx earn-out shares in the EQRx fully-diluted share number; and (ii) a five-day VWAP pricing period for the first equity tranche.

Following the meeting, at the direction of the EQRx transaction committee, representatives of Goldman Sachs contacted representatives of Guggenheim Securities and made the counteroffer authorized by the EQRx transaction committee. Representatives of Guggenheim Securities subsequently contacted representatives of Goldman Sachs with the “best and final” offer from Revolution Medicines, consisting of: (i) 10% for the inclusion of non-waived earn-out shares in the EQRx fully-diluted share number; and (ii) a fixed price of $26.00 per share of Revolution Medicines common stock for purposes of the first equity tranche in lieu of a VWAP calculation over a specified trading period.

Later on July 30, 2023, the EQRx transaction committee reconvened with members of senior management of EQRx, an invited director and representatives of Goldman Sachs and Goodwin present. At this meeting, the representatives of Goldman Sachs provided a report on their conversations with Guggenheim Securities and reviewed the impact on the implied exchange ratio and price per share to EQRx stockholders of Revolution Medicines’ offer. Following discussion, the EQRx transaction committee determined to proceed with the finalization of the transaction with Revolution Medicines on the terms proposed.

On July 31, 2023, the EQRx transaction committee and the EQRx board of directors held a joint meeting, at which members of senior management of EQRx and representatives of Goldman Sachs, MTS and Goodwin were present, to consider approval of the proposed transaction with Revolution Medicines. At the meeting, representatives of Goodwin and management updated the EQRx board of directors regarding the recent interactions with Revolution Medicines and the status of the definitive transaction documentation. The representatives of Goodwin reviewed the fiduciary duties of the directors in this context and, thereafter, reviewed the terms of the proposed merger agreement and the related documentation. A representative of MTS Securities then reviewed with the EQRx board of directors its financial analysis of the exchange ratio to be received by the holders of shares of EQRx common stock (other than Revolution Medicines or any of its affiliates or any holders of excluded EQRx shares) pursuant to the mergers, and MTS Securities then rendered to the EQRx board of directors its oral opinion (which was subsequently confirmed by delivery of a written opinion as of July 31, 2023) that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion, the exchange ratio to be received by the holders of EQRx common stock (other than Revolution Medicines or any of its affiliates or any holders of excluded EQRx shares) pursuant to the mergers was fair, from a financial point of view, to such holders. The full text of the written opinion of MTS Securities sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by MTS Securities in connection with its opinion. Based on the present operations of EQRx and at EQRx’s direction and with EQRx’s consent, MTS Securities used the liquidation values of EQRx as provided to MTS Securities by the EQRx transaction committee. MTS Securities expresses no opinion regarding the liquidation value of EQRx, Revolution Medicines or any other entity and have assumed that there had been no material change in the assets, financial condition, business or prospects of EQRx, Revolution Medicine or any of their respective subsidiaries since the date of the most recent relevant financial statements or financial information made available to MTS Securities. For more information on MTS Securities’ opinion, see “—Opinion of MTS Securities, EQRx’s Financial Advisor.” Following discussion and consideration of the merger agreement and the other transactions contemplated by the merger agreement (including the factors described in the section titled “—Recommendation of the EQRx Board of Directors; EQRx’s Reasons for the Mergers”), the EQRx transaction committee unanimously adopted resolutions recommending to the EQRx board of directors that the EQRx board of directors: (i) determine that the transactions contemplated by the merger agreement, including the mergers, were advisable and fair to, and in the best interests of, EQRx and its stockholders; (ii) approve and declare advisable the merger agreement and the transactions contemplated thereby; and (iii) resolve to recommend the adoption of the merger agreement by EQRx stockholders. Thereafter, based upon the unanimous recommendation of the EQRx transaction committee, the members of the EQRx board of directors, other than Mr. Borisy and Dr. Meanwell who did not attend the meeting, unanimously adopted resolutions: (i) determining that the transactions contemplated by the merger agreement, including the mergers, were advisable and fair to, and in the best interests of, EQRx and its stockholders; (ii) approving and declaring advisable the merger agreement and the transactions contemplated thereby; and (iii) resolving to recommend the adoption of the merger agreement by EQRx stockholders. As noted above, given Mr. Borisy’s relationship with Revolution Medicines and Dr. Meanwell’s relationship with BB Biotech and the potential conflicts or the appearance of potential conflicts that could arise as a result of these relationships, Mr. Borisy and Dr. Meanwell recused themselves from board and committee meetings (or portions thereof) relating to, and any deliberations or discussions regarding, a potential transaction with Revolution Medicines or any of the other potential counterparties contacted by EQRx.

Also at the meeting, the EQRx board of directors approved an amendment to EQRx’s engagement letter with Goldman Sachs in light of the fact that Goldman Sachs did not render a fairness opinion with respect to the proposed transaction, which amendment was entered into by EQRx and Goldman Sachs shortly thereafter. The engagement letter as so amended provides for Goldman Sachs to receive a transaction fee of approximately $16.8 million contingent upon consummation of the mergers. The engagement letter also provides for EQRx to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against certain liabilities.

In addition, on July 31, 2023, the Revolution Medicines board of directors held a meeting, at which members of senior management of Revolution Medicines and representatives of Guggenheim Securities and Latham were present, to consider approval of the proposed transaction with EQRx. At the meeting, representatives of management updated the Revolution Medicines board of directors regarding the recent interactions with EQRx and the status of the definitive transaction documentation. Representatives of Guggenheim Securities then reviewed with the Revolution Medicines board of directors a financial analysis of the proposed transaction with EQRx. The representatives of Latham reviewed the fiduciary duties of the directors in this context and, thereafter, reviewed the terms of the proposed merger agreement and the related documentation. Following discussion and consideration of the merger agreement and the other transactions contemplated by the merger agreement (including the factors described in the section titled “—Recommendation of the Revolution Medicines Board of Directors; Revolution Medicines’ Reasons for the Mergers”), the members of the Revolution Medicines board of directors, other than Mr. Borisy who did not attend the meeting, unanimously adopted resolutions, among other things: (i) determining that the transactions contemplated by the merger agreement, including the mergers, were advisable and fair to, and in the best interests of, Revolution Medicines and its stockholders; (ii) approving and declaring advisable the merger agreement and the transactions contemplated thereby; and (iii) resolving to recommend the approval of the issuance of shares of Revolution Medicines common stock pursuant to the mergers by its stockholders. Given Mr. Borisy’s relationship with EQRx and the potential conflicts or the appearance of potential conflicts that could arise as a result of this relationship, Mr. Borisy recused himself from board and committee meetings (or portions thereof) of the Revolution Medicines board of directors and committees thereof where the transactions contemplated by the merger agreement were discussed, including any meetings of the transaction committee of the Revolution Medicines board, which was composed of independent members of the Revolution Medicines board of directors.

During the evening of July 31, 2023, EQRx, Revolution Medicines, Merger Sub I and Merger Sub II executed the merger agreement, certain directors, executive officers and significant stockholders of EQRx executed the EQRx voting agreements and the Revolution Medicines lock-up agreements, and certain directors, executive officers and significant stockholders of Revolution Medicines executed the Revolution Medicines voting agreements and the Revolution Medicines lock-up agreements. In addition, Mr. Borisy entered into an EQRx voting agreement and a Revolution Medicines lock-up agreement in the same forms as signed by other EQRx directors. See the section titled “The Ancillary Agreements” for further information.

Before the opening of trading of the stock markets on August 1, 2023, EQRx and Revolution Medicines issued a joint press release announcing the execution of the merger agreement.

Recommendation of the Revolution Medicines Board of Directors; Revolution Medicines’ Reasons for the Mergers

At a special meeting held on July 31, 2023, the Revolution Medicines board of directors:

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determined that the merger agreement, the mergers and the other transactions contemplated by the merger agreement, including but not limited to the issuance of shares of Revolution Medicines common stock to EQRx equityholders in connection with the mergers, are fair to, and in the best interests of, Revolution Medicines and its stockholders;

•

approved and declared advisable the merger agreement, the mergers and the other transactions contemplated by the merger agreement, including but not limited to the issuance of shares of Revolution Medicines common stock to EQRx equityholders in connection with the mergers, on the terms and subject to the conditions set forth therein;

•	directed that the Revolution Medicines share issuance proposal be submitted to Revolution Medicines stockholders for their approval; and

•	resolved to recommend that Revolution Medicines stockholders vote in favor of the Revolution Medicines share issuance proposal, which is referred to as the Revolution Medicines board recommendation.

Accordingly, the Revolution Medicines board of directors recommends that Revolution Medicines stockholders vote “FOR” the Revolution Medicines share issuance proposal and “FOR” the Revolution Medicines adjournment proposal.

In its determinations and in reaching its recommendations, the Revolution Medicines board of directors, as described in the section titled “—Background of the Mergers” of this joint proxy statement/prospectus, held a number of meetings, considered the input of the Revolution Medicines transaction committee which held several meetings, consulted with Revolution Medicines’ senior management and its outside legal and financial advisors, and considered a number of factors and a substantial amount of information, including but not limited to the following factors (not necessarily presented in order of relative importance) that weighed in favor of the mergers.

•	Financial Strength and Strategic Implications. The expectation that Revolution Medicines will, upon completion of the mergers, gain more than $1 billion in additional capital, which is intended to:

•	enhance Revolution Medicines’ balance sheet and thereby increase its go-forward financial certainty;

•	the expectation that the additional capital will enable Revolution Medicines to, among other things:

•	reinforce and sustain Revolution Medicines’ robust research and development initiatives, including its parallel development approach for its RAS(ON) Inhibitor pipeline;

•	maximize the potential clinical impact of Revolution Medicines’ targeted drug pipeline across multiple oncology indications;

•	enhancing Revolution Medicines’ flexibility to retain strategic control of its RAS(ON) Inhibitor pipeline; and

•	advance Revolution Medicines’ vision as a self-sufficient organization that discovers and develops highly innovative drug candidates.

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Alternative Transactions. A comprehensive and thorough review and analysis of potential strategic, operational and financing strategies in light of Revolution Medicines’ business and potential capital needs, which resulted in the determinations that:

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the mergers are more favorable to Revolution Medicines stockholders than other alternatives considered by the Revolution Medicines board of directors, including the change in its operational strategy or the pursuit of other potential strategic or financing transactions;

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the capital expected to be gained in the mergers would reduce the need for Revolution Medicines pursue future equity financings, including on terms that may be more dilutive to Revolution Medicines stockholders; and

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Revolution Medicines will be well-capitalized following completion of the mergers, enabling Revolution Medicines to be better positioned to pursue future strategic and/or financing transactions on terms that may be more favorable to Revolution Medicines and its stockholders.

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Governance of Revolution Medicines. The expectation that, at the effective time, Sandra J. Horning, M.D. will join the Revolution Medicines board of directors, and the expectation that Revolution Medicines will benefit from Dr. Horning’s significant industry experience and expertise.

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Terms and Conditions of the Mergers. The determination that the terms and conditions of the merger agreement and the transactions contemplated by the merger agreement, taken as a whole, are reasonable, including but not limited to consideration of the following factors:

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the floating component of the exchange ratio that takes into account ongoing business developments and potential movement in the price of Revolution Medicines common stock until close to the EQRx special meeting date, which could result in less dilution to Revolution Medicines stockholders and greater pro forma ownership of Revolution Medicines by Revolution Medicines stockholders, in each case relative to the time of signing of the merger agreement to the extent the stock price of Revolution Medicines increases following signing;

•	the fact that the exchange ratio was the result of extensive negotiation between the parties, as described in section titled “—Background of the Mergers” of this joint proxy statement/prospectus;

•	the structure of the mergers as an all-stock transaction in order to enhance the strength of Revolution Medicines’ balance sheet;

•	the representations, warranties and covenants provided by EQRx;

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the restrictions on EQRx’s ability to solicit, engage in negotiations or discussions concerning or enter into agreements relating to competing acquisition proposals, as described in the section titled “The Merger Agreement—No Solicitation or Negotiation of Acquisition Proposals” of this joint proxy statement/prospectus;

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that the right of the Revolution Medicines board of directors, under certain circumstances, to consider certain competing acquisition proposals and to change the Revolution Medicines board recommendation, as described in the sections titled “The Merger Agreement—No Solicitation or Negotiation of Acquisition Proposals” and “The Merger Agreement—No Change in Recommendation” of this joint proxy statement/prospectus;

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the commitment on the part of EQRx to complete the mergers and the limited nature and absence of, in the belief of the Revolution Medicines board of directors, of any closing conditions under the merger agreement that are unlikely to be satisfied and the likelihood that the mergers will be completed on a timely basis;

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the increased likelihood of obtaining the required EQRx stockholder approval due to the EQRx voting agreements that were signed by EQRx stockholders who collectively hold more than 40% of the voting shares of EQRx, and that such EQRx stockholders have agreed, among other things and subject to the terms and conditions of the EQRx voting agreements, to vote in favor of the EQRx merger agreement proposal;

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the fact that certain directors, executive officers and significant stockholders of EQRx entered into lock-up agreements with Revolution Medicines which restricted certain transfers of shares owned by such directors, executive officers and stockholders for a period of 90 days following the closing date, subject to certain exceptions, as described in the section titled “The Ancillary Agreements—Lock-Up Agreements” of this joint proxy statement/prospectus;

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the merger agreement terms that provide Revolution Medicines with significant operating flexibility to conduct its business in the ordinary course of business between the signing of the merger agreement and the effective time, and that the merger agreement contains important restrictions on EQRx’s conduct of its business during this period, as described in the section titled “The Merger Agreement—Conduct of Business Prior to the Effective Time” of this joint proxy statement/prospectus;

•	the fact that EQRx may be required to pay Revolution Medicines a termination fee of $25,000,000 or to reimburse Revolution Medicines for certain expenses up to $10,000,000 under certain circumstances, as described in the section titled “The Merger Agreement—Termination Fees” of this joint proxy statement/prospectus; and

•	the fact that Revolution Medicines stockholders will have an opportunity to vote on the Revolution Medicines share issuance proposal.

The Revolution Medicines board of directors weighed the above factors against a number of potentially negative factors in its deliberations, including but not limited to the following factors (not necessarily presented in order of relative importance):

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the risk that EQRx’s planned winddown of its operations may be more costly than anticipated, or result in unanticipated liabilities, in either case reducing the capital available gained by Revolution Medicines in the mergers;

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the significant number of shares of Revolution Medicines common stock to be issued upon consummation of the mergers, including that a significant portion of the exchange ratio is fully floating based on Revolution Medicines’ stock price, which may result in significant dilution to Revolution Medicines’ current stockholders;

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the possible diversion of Revolution Medicines’ management’s attention to matters related to the mergers or EQRx’s operations for an extended period of time during the pendency of, and following closing of, the mergers;

•	the substantial costs incurred and to be incurred in connection with the mergers, including those that could be incurred regardless of whether the mergers are consummated;

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the restrictions on Revolution Medicines’ ability to solicit, engage in negotiations or discussions concerning or enter into agreements relating to competing acquisition proposals, as described in the section titled “The Merger Agreement—No Solicitation or Negotiation of Acquisition Proposals” of this joint proxy statement/prospectus;

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the fact that the EQRx board of directors has the right, under certain circumstances, to consider certain competing acquisition proposals and to change the EQRx board recommendation, as described in the sections titled “The Merger Agreement—No Solicitation or Negotiation of Acquisition Proposals” and “The Merger Agreement—No Change in Recommendation” of this joint proxy statement/prospectus;

•	the possibility that the mergers may not be completed or that completion may be delayed for reasons beyond the control of Revolution Medicines or EQRx;

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the contractual restrictions on the conduct of Revolution Medicines’ business between the signing of the merger agreement and the effective time, which although believed to be reasonable and not unduly burdensome, may delay or prevent Revolution Medicines from undertaking business opportunities that may arise or other actions it would otherwise take with respect to the operations of Revolution Medicines, as described in the section titled “The Merger Agreement—Conduct of Business Prior to the Effective Time” of this joint proxy statement/prospectus;

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the contractual restrictions on the conduct of EQRx’s business between the signing of the merger agreement and the effective time, which although believed to be reasonable and protective of Revolution Medicines’ interests, may allow EQRx to take actions that negatively impact Revolution Medicines’ expected benefits of the mergers, as described in the section titled “The Merger Agreement—Conduct of Business Prior to the Effective Time” of this joint proxy statement/prospectus;

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the fact that Revolution Medicines may be required to pay EQRx a termination fee of $65,000,000 or to reimburse EQRx for certain expenses up to $10,000,000 under certain circumstances, as described in the section titled “The Merger Agreement—Termination Fees” of this joint proxy statement/prospectus; and

•

the risks of the type and nature described in the section titled “Risk Factors” of this joint proxy statement/prospectus and the matters described in the section titled “Cautionary Statement Regarding Forward-Looking Statements” of this joint proxy statement/prospectus.

The Revolution Medicines board of directors considered all of these factors and, on balance, concluded that the potential benefits of the mergers outweighed the risks and uncertainties of the mergers. Accordingly, the Revolution Medicines board of directors approved the merger agreement, the mergers, the issuance of shares of Revolution Medicines common stock to EQRx equityholders in connection with the mergers and the other transactions contemplated by the merger agreement.

In addition, the Revolution Medicines board of directors was aware of and considered the interests of its directors and executive officers that are different from, or in addition to, the interests of Revolution Medicines stockholders generally described in the section entitled “Interests of Revolution Medicines’ Directors and Executive Officers in the Mergers” of this joint proxy statement/prospectus.

The foregoing discussion of the information and factors that the Revolution Medicines board of directors considered is not intended to be exhaustive, but rather is meant to include the material factors that the Revolution Medicines board of directors considered. The Revolution Medicines board of directors collectively reached the conclusion to approve the mergers, the issuance of shares of Revolution Medicines common stock to EQRx equityholders in connection with the mergers and the other transactions contemplated by the merger agreement in light of the various factors described above and other factors that the members of the Revolution Medicines board of directors believed were appropriate. In view of the complexity and wide variety of factors, both positive and negative, that the Revolution Medicines board of directors considered in connection with its evaluation of the mergers, the Revolution Medicines board of directors did not find it practical, and did not attempt, to quantify, rank or otherwise assign relative or specific weights or values to any of the factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Revolution Medicines board of directors. In considering the factors discussed above, individual directors may have given different weights to different factors.

The foregoing description of the Revolution Medicines board of directors’ consideration of the factors supporting the mergers is forward-looking in nature. This information should be read in light of the factors discussed in the section titled “Cautionary Statement Regarding Forward-Looking Statements” of this joint proxy statement/prospectus.

Recommendation of the EQRx Board of Directors; EQRx’s Reasons for the Mergers

At a special meeting held on July 31, 2023, the EQRx board of directors, upon the unanimous recommendation of the EQRx transaction committee:

•	determined that the transactions contemplated by the merger agreement, including the mergers, were advisable and fair to, and in the best interests of, EQRx and its stockholders;

•	approved and declared advisable the merger agreement and the transactions contemplated thereby; and

•	resolved to recommend the adoption of the merger agreement by EQRx stockholders.

Accordingly, the EQRx board of directors recommends that EQRx stockholders vote “FOR” adoption of the merger agreement, “FOR” the EQRx compensation proposal, and “FOR” the EQRx adjournment proposal at the EQRx special meeting.

In its determinations and in reaching its recommendations, each of the EQRx board of directors and the EQRx transaction committee, as described in the section titled “—Background of the Mergers” of this joint proxy statement/prospectus, held a number of meetings, consulted with EQRx senior management and its outside legal and financial advisors, and considered a number of factors and a substantial amount of information, including, but not limited to, the following factors (not necessarily presented in order of relative importance) that weighed in favor of the mergers:

•

the receipt of shares of Revolution Medicines common stock as merger consideration provides EQRx stockholders with the opportunity to share in the upside potential of both expected near-term and long-term value-creating catalysts related to Revolution Medicines’ programs and any future price appreciation of Revolution Medicines common stock;

•

the opportunity of Revolution Medicines to address one of the largest areas of unmet need in oncology, and the expectation that deploying EQRx’s significant capital will enhance the potential clinical impact of Revolution Medicines’ targeted drug pipeline across multiple oncology indications, while allowing Revolution Medicines to retain strategic control of its pipeline;

•

the current status of the development of targeted therapies for RAS-addicted cancers in Revolution Medicines’ pipeline, including expected updates to be provided by Revolution Medicines with respect to the clinical antitumor activity of RMC-6236 (RASMULTI) in patients with non-small cell lung cancer or pancreatic cancer at the 2023 European Society for Medical Oncology Congress in October 2023, with supporting clinical data and a first report on initial clinical findings with RMC-6291 (KRASG12C) to be presented at the 2023 AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics also in October 2023;

•

the broader potential of Revolution Medicines’ research and development pipeline comprised of RAS(ON) Inhibitors designed to suppress diverse oncogenic variants of RAS proteins and RAS Companion Inhibitors for use in combination treatment strategies;

•	the results of EQRx’s due diligence investigation of Revolution Medicines, including EQRx’s assessment of Revolution Medicines’ portfolio, business plan and prospects;

•

the current and prospective business environment in which EQRx operates, including the regulatory environment, the competitive environment and the likely effect of these factors on EQRx and its prospects as a standalone company;

•

the inability to adapt EQRx’s initial commercial and pricing models, plans and strategies to accommodate the current U.S. regulatory environment, and the challenges of resetting EQRx’s strategy to focus on clinically differentiated medicines, including the need to identify and acquire other late-stage clinical assets in order for EQRx’s standalone plan to be viable;

•

the processes conducted by EQRx, with the assistance of its advisors, to review other potential strategic alternatives, including company acquisitions or acquiring assets, licensing of clinical programs, strategic partnerships, a whole company sale, sales of certain assets and returning cash to stockholders, and, in connection therewith, contact with over 50 counterparties over an eight-month period regarding their potential interest in a transaction with EQRx, including outreach to 21 parties following receipt of Revolution Medicines’ initial proposal;

•

the timeline and complexities involved in a liquidation process for EQRx and returning EQRx’s net cash to stockholders, including (i) the complexities and costs in winding down EQRx’s programs and operations, (ii) the estimated timing of distributions to EQRx’s stockholders, including the estimated 20-24 month period that would elapse before a liquidating distribution of EQRx’s remaining assets could be made, (iii) the related Delaware court process and its impact on the timing of liquidating distributions, (iv) the requirement that EQRx reserve a portion of its capital for potential contingent liabilities, which amounts would not be available for distribution to stockholders until settlement of any such liabilities and completion of the dissolution process, and (v) other significant uncertainties and contingencies in the dissolution process that are beyond the control of EQRx;

•	the blended exchange ratio for the transaction with (i) approximately 20% of the Revolution Medicines common stock to be received by EQRx stockholders being priced at $26.00 as of the signing of the merger agreement, which could increase in value prior to the closing based on any appreciation in the stock price of Revolution Medicines, and (ii) the other approximately 80% having a fixed value as a result of being priced in close proximity to closing with the benefit of a 6% discount in favor of EQRx stockholders;

•

the belief that, after negotiations with Revolution Medicines and its representatives (as described in more detail under the section titled “—Background of the Mergers”), the exchange ratio was the highest price that Revolution Medicines was willing to pay as of the date of execution of the merger agreement and that the terms of the merger agreement include the most favorable terms to EQRx, in the aggregate, to which Revolution Medicines was willing to agree;

•

the presentation of financial analyses and the opinion of MTS Securities rendered orally to the EQRx board of directors (which was subsequently confirmed by delivery of a written opinion dated July 31, 2023) that, as of such date and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion, the exchange ratio to be received by the holders of shares of EQRx common stock (other than Revolution Medicines or any of its affiliates or any holders of excluded EQRx shares) pursuant to the mergers was fair, from a financial point of view, to such holders, as more fully described under the heading “—Opinion of MTS Securities, EQRx’s Financial Advisor” of this joint proxy statement/prospectus and the full text of the written opinion of MTS Securities, which is attached as Annex B to this joint proxy statement/prospectus;

•

the likelihood that the mergers would be completed based on, among other things, (i) the limited scope of the conditions included in the merger agreement, (ii) the scope of the effects, changes and developments that may be considered in determining whether a material adverse effect has occurred under the merger agreement, (iii) the Revolution Medicines voting agreements signed by the Revolution Medicines supporting stockholders and (iv) no regulatory approvals being required to close the transaction;

•

the ability of EQRx, under certain circumstances prior to receipt of the requisite approval of the EQRx stockholders, to consider and respond to an unsolicited alternative acquisition proposal, to furnish information to the person making such a proposal, and to engage in discussions or negotiations with the person making such a proposal;

•

the ability of the EQRx board of directors under certain circumstances to withdraw or modify its recommendation that EQRx stockholders vote to adopt the merger agreement, including in connection with a superior proposal;

•

the right of EQRx to terminate the merger agreement, under certain circumstances prior to receipt of the requisite approval of the EQRx stockholders, in order to accept a superior proposal and enter into a definitive agreement with respect to such superior proposal, and the $25 million termination fee payable by EQRx under certain circumstances, which the EQRx board of directors believed was reasonable relative to termination fees in transactions of a similar size, would not likely preclude competing bids and would not likely be payable unless EQRx entered into a definitive agreement for a superior proposal;

•

the agreement of Revolution Medicines to reimburse EQRx for up to $10 million of its transaction-related expenses in the event that the merger agreement is terminated as a result of Revolution Medicines’ failure to obtain the approval of its stockholders at the Revolution Medicines special meeting;

•

the restrictions on the conduct of Revolution Medicines’ business prior to the completion of the mergers, including the requirements to use commercially reasonable efforts to conduct its business in the ordinary course, to refrain from taking certain actions specified in the merger agreement, and, subject to certain exceptions, to not solicit or engage in discussions or enter into agreements with respect to alternative acquisition proposals; and

•	the designation of one independent director from EQRx mutually agreed upon by the parties to be appointed to the Revolution Medicines board of directors in connection with the closing of the mergers.

The EQRx board of directors and the EQRx transaction committee weighed the above factors against a number of potentially negative factors in their deliberations, including, but not limited to, the following factors (not necessarily presented in order of relative importance):

•

the fact that Revolution Medicines is a clinical-stage oncology company with a limited operating history and limited infrastructure, no products approved for commercial sale, and significant losses since inception;

•

the risks and uncertainties inherent in the drug development process, including the stage of development of Revolution Medicines’ programs, the process of designing and conducting preclinical and clinical trials, the regulatory approval processes, the timing of regulatory filings, the challenges associated with manufacturing drug products, Revolution Medicines’ ability to successfully establish, protect and defend its intellectual property, other matters that could affect the sufficiency of Revolution Medicines’ capital resources to fund operations, and changes in the competitive landscape;

•

the potential negative effects of the public announcements of the merger agreement and EQRx’s plans to wind down its programs, including effects on EQRx’s relationships with its partners and other business relations and EQRx’s ability to retain key management and personnel;

•

the fact that EQRx stockholders will have reduced ownership and voting interests in the combined company after the completion of the mergers (as compared to their current ownership and voting interests in EQRx) and will exercise less influence over the Revolution Medicines board of directors and management and policies of Revolution Medicines (as compared to their current influence over the EQRx board of directors and management and policies of EQRx);

•

the fact that the aggregate number of shares of Revolution Medicines common stock to be issued in the mergers will depend, in significant part, upon Revolution Medicines’ volume weighted average closing price during the five-day trading period ending on and including the sixth business day prior to the EQRx special meeting (which, pursuant to the merger agreement, cannot be held prior to November 6, 2023) and, therefore, will be subject to changes in Revolution Medicines’ share price, including, without limitation, as a result of any developments in its programs announced by Revolution Medicines, as well as general stock market risk and volatility;

•

the possibility that the mergers may not be completed, including as a result of the failure to obtain the requisite stockholder approvals, or that completion may be unduly delayed, and the potential adverse effect of such failure to complete the mergers on the business and prospects of EQRx, including, among other things, as a result of the wind-down activities and reductions in force implemented by EQRx following execution of the merger agreement, the significant transaction costs incurred by EQRx, and disruptions in the relationships between EQRx and its partners, employees and other third parties;

•

the restrictions on the conduct of EQRx’s business prior to the completion of the mergers, including, among other things, the requirements to use reasonable best efforts to conduct its business consistent with a mutually-agreed operating and capital expenditure budget, to use commercially reasonable efforts to wind down its programs, and to refrain from taking certain actions specified in the merger agreement;

•

the restrictions on EQRx’s ability to continue to pursue additional value for its remaining assets on behalf of EQRx stockholders as a result of the negotiations with Revolution Medicines and the commencement of the wind-down activities;

•

the significant costs incurred in connection with entering into the merger agreement and completing the mergers (many of which are payable whether or not the mergers are completed) and the substantial time and effort of EQRx management required to complete the mergers;

•

the fact that the merger agreement precludes EQRx from actively soliciting alternative acquisition proposals, and the possibility that EQRx may be obligated to pay Revolution Medicines a termination fee of $25 million in the event that the merger agreement is terminated under certain circumstances;

•

the fact that the opinion of MTS Securities rendered orally to the EQRx board of directors (which was subsequently confirmed by delivery of a written opinion dated July 31, 2023) that, as of such date and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion, the exchange ratio to be received by the holders of shares of EQRx common stock (other than Revolution Medicines or any of its affiliates or any holders of excluded EQRx shares) pursuant to the mergers was fair, from a financial point of view, to such holders, speaks only as of the date of delivery and does not take into account events occurring or information that has become available after such date, including any changes in the business, programs or prospects of EQRx or Revolution Medicines, general market and economic conditions, and other factors which may be beyond the control of EQRx or Revolution Medicines and on which the opinion was based;

•	the risk of litigation; and

•	various other risks associated with the transactions and the businesses of Revolution Medicines, EQRx and the combined company described in the section titled “Risk Factors.”

In addition, the EQRx board of directors was aware of and considered the interests of its directors and executive officers that may be different from, or in addition to, the interests of EQRx stockholders generally when approving the merger agreement and recommending that EQRx stockholders vote to adopt the merger agreement. For more information, see the section titled “—Interests of EQRx’s Directors and Executive Officers in the Merger.”

The EQRx board of directors and the EQRx transaction committee determined that, overall, these potential risks and uncertainties were outweighed by the benefits expected to be achieved for EQRx stockholders as a result of the mergers. The EQRx board of directors and the EQRx transaction committee realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons.

The preceding discussion of the information and factors considered by the EQRx board of directors and the EQRx transaction committee is not, and is not intended to be, exhaustive. In light of the variety of factors considered in connection with their evaluation of the mergers and the complexity of these matters, the EQRx board of directors and the EQRx transaction committee did not find it practicable to, and did not, quantify or otherwise attempt to rank or assign relative weights to the various factors considered in reaching their respective determinations. In considering the factors described above and any other factors, individual members of the EQRx board of directors and the EQRx transaction committee may have viewed factors differently or given different weight, merit or consideration to different factors. In addition, the EQRx board of directors and the EQRx transaction committee did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the EQRx board of directors or the EQRx transaction committee, but rather the EQRx board of directors and the EQRx transaction committee conducted an overall review of the factors described above, including discussions with EQRx senior management and legal and financial advisors.

The foregoing description of the consideration of certain factors by the EQRx board of directors and the EQRx transaction committee is forward-looking in nature. This information should be read in light of the factors discussed in the section titled “Cautionary Statement Regarding Forward-Looking Statements” of this joint proxy statement/prospectus.

Certain EQRx Unaudited Prospective Financial Information

Although EQRx periodically issues limited financial guidance to investors, EQRx does not as a matter of course publicly disclose financial forecasts or projections as to future revenues or other results of its operations due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, EQRx senior management has historically prepared and reviewed with the EQRx board of directors standalone financial forecasts for EQRx for use in connection with its strategic planning process and discussions regarding EQRx’s potential business opportunities. At the direction of the EQRx transaction committee and in connection with the evaluation of the proposed transaction with Revolution Medicines or potential alternatives, EQRx senior management prepared an illustrative standalone business case for EQRx that included certain long-range financial forecasts for lerociclib, its early-stage CDK 2 asset, and its legacy assets consisting of aumolertinib and its early-stage immune-inflammatory (I&I) assets (which is referred to as the EQRx standalone business case). The EQRx standalone business case reflected a risk-adjusted outlook and was based on certain assumptions regarding epidemiology, asset-specific probabilities of technical and regulatory success, timing of the clinical development plan, timing of commercial launch, sales ramp, indications to be pursued, market size, market share, peak sales, pricing, expected cash burn rate, relative positioning versus competition, partnering and licensing arrangements, market exclusivity, estimated costs and expenses, and other relevant factors relating to EQRx and these product candidates. The EQRx standalone business case did not include potential future acquisitions of late-stage clinical assets, which the EQRx board of directors and senior management believed would be necessary to consider for the EQRx standalone business case to be viable, because such acquisitions could not be predicted nor could their potential financial impact be quantified. As a result, the EQRx standalone business case is necessarily unreliable and incomplete and, therefore, illustrative only. The EQRx standalone business case should not be viewed as the long-term strategic plan that EQRx would have pursued if EQRx had not entered into the merger agreement, but is being disclosed as part of the mix of information considered by the EQRx transaction committee and the EQRx board of directors in connection with the evaluation of potential strategic alternatives for EQRx. Accordingly, a summary of the EQRx standalone business case is included in this joint proxy statement/prospectus solely because it was provided to the EQRx transaction committee and the EQRx board of directors in connection with their evaluation of potential strategic alternatives for EQRx. The EQRx standalone business case was not provided to Revolution Medicines.

Also, at the direction of the EQRx transaction committee and in connection with the evaluation of the proposed transaction with Revolution Medicines or potential alternatives, EQRx engaged BRG Transaction and Valuation Opinions, LLC (referred to as BRG), an affiliate of Berkeley Research Group, LLC, a consulting firm with a focus on corporate finance advisory services, to prepare an analysis for the EQRx board of directors with respect to EQRx’s estimated value to its stockholders in a liquidation scenario, including an estimate of the net cash that would be available for distribution to EQRx stockholders in connection with any such potential future liquidation (which is referred to as the BRG liquidation analysis). The BRG liquidation analysis was based upon certain information provided to BRG by EQRx and was limited in nature. The BRG liquidation analysis was based on certain assumptions and estimates of BRG regarding asset values, liabilities, potential proceeds from asset sales, wind-down costs and expenses, reserves for contingent liabilities, interest income, taxes, estimates for timing and quantum of distributions to stockholders, and other relevant factors relating to the potential wind-down of EQRx’s operations. The BRG liquidation analysis was not intended to be relied upon as financial advice recommending any particular course of action, and did not, and was not intended to, constitute a fairness or other report, opinion or appraisal, or a financial forecast, with respect to the proposed transaction with Revolution Medicines or any potential alternative, including with respect to the merger consideration to be offered to EQRx stockholders in the proposed transaction with Revolution Medicines. Moreover, while MTS Securities was provided with a copy of the BRG liquidation analysis and provided an opportunity to discuss the analysis with BRG, the BRG liquidation analysis was solely directed to and for the information of the EQRx transaction committee and the EQRx board of directors, and no other parties were entitled to rely on the BRG liquidation analysis. MTS Securities did not rely on the BRG liquidation analysis when rendering its opinion but rather relied on the liquidation analysis provided by EQRx management that included certain results from the BRG liquidation analysis (which is referred to as the EQRx liquidation analysis), as directed by the EQRx transaction committee. The results of the BRG liquidation analysis as presented to the EQRx transaction committee on July 26, 2023, and the EQRx liquidation analysis are summarized below. Neither the BRG liquidation analysis nor the EQRx liquidation analysis was provided to Revolution Medicines.

The actual amount of cash available for distribution in a liquidation scenario would depend heavily on the timing of such liquidation and dissolution as well as the amount of cash that would need to be reserved for commitments and contingent liabilities. Moreover, if the mergers are not consummated, the EQRx board of directors intends to consider all strategic paths available to EQRx, including a liquidation of the company, and could decide, for example, to rebuild a pipeline including one or more product candidates through licenses, acquisitions or both, or through consummation of an alternative transaction, instead of liquidating the company.

In addition, as described in the section titled “— Background of the Mergers,” at the direction of the EQRx transaction committee in connection with its evaluation of the proposed transaction with Revolution Medicines, EQRx senior management prepared certain financial projections for Revolution Medicines for fiscal years 2023 through 2042 based on the due diligence conducted with respect to Revolution Medicines and its portfolio of product candidates (which are referred to as the EQRx forecasts for Revolution Medicines). The EQRx forecasts for Revolution Medicines reflected a risk-adjusted outlook and were based on certain assumptions regarding epidemiology, asset-specific probabilities of technical and regulatory success, timing of the clinical development plan, timing of commercial launch, sales ramp, indications to be pursued, market size, market share, peak sales, pricing, expected cash burn rate, relative positioning versus competition, partnering and licensing arrangements, market exclusivity, estimated costs and expenses, effective tax rate, and other relevant factors relating to Revolution Medicines and its product candidates. While senior management of Revolution Medicines provided EQRx with input regarding certain assumptions underlying the EQRx forecasts for Revolution Medicines in connection with due diligence discussions, Revolution Medicines did not provide any management forecasts to EQRx or approve the forecasts prepared by EQRx.

The EQRx standalone business case, the BRG liquidation analysis, the EQRx liquidation analysis and the EQRx forecasts for Revolution Medicines (which are collectively referred to as the EQRx forecasts) were provided to and considered by the EQRx transaction committee and the EQRx board of directors in connection with their respective evaluations of the transactions contemplated by the merger agreement and EQRx’s other strategic alternatives. The EQRx transaction committee directed MTS Securities to use the EQRx forecasts for Revolution Medicines and the EQRx liquidation analysis as described below in its financial analyses and for purposes of its fairness opinion (as summarized above under the section titled “— Opinion of MTS Securities, EQRx’s Financial Advisor”). The EQRx forecasts for Revolution Medicines (together with the related unlevered free cash flows) and the EQRx liquidation analysis were the only financial projections relied upon by MTS Securities in rendering its fairness opinion. MTS Securities also was provided the EQRx standalone business case by EQRx; however, such EQRx standalone business case was only reviewed by MTS Securities and not relied upon by MTS Securities in rendering its fairness opinion.

The summaries of the EQRx forecasts are not being included in this joint proxy statement/prospectus to influence any stockholder’s decision whether to vote for the EQRx merger agreement proposal, the Revolution Medicines share issuance proposal, or for any other purpose. The summaries of the EQRx forecasts are being included in this joint proxy statement/prospectus because the EQRx forecasts were provided to the EQRx transaction committee and the EQRx board of directors in connection with their evaluation of the strategic alternatives available to EQRx, including the transactions contemplated by the merger agreement, and to MTS Securities. The EQRx forecasts may differ from published analyst estimates and, in each instance, do not take into account any events or circumstances after the date they were prepared, including the announcement of the mergers or the commencement of a process by EQRx to wind down its programs.

Each of the EQRx forecasts, although presented with numerical specificity, are necessarily based on numerous variables, estimates and assumptions that are inherently uncertain and many of which are beyond

EQRx’s or Revolution Medicines’ control. Because the EQRx forecasts cover multiple years, by their nature they will become subject to greater uncertainty with each successive year and are unlikely to anticipate each circumstance that will have an effect on EQRx’s or Revolution Medicines’ business and their respective results of operations. The EQRx standalone business case and EQRx forecasts for Revolution Medicines were prepared by EQRx senior management based on certain estimates and assumptions with respect to general business, economic, competitive, regulatory, reimbursement and other market and financial conditions and other future events, all of which are difficult to predict and many of which are beyond EQRx’s or Revolution Medicines’ control. As a result, there can be no assurance that any of such EQRx forecasts accurately reflect future trends or accurately estimate the future market for Revolution Medicines’ product candidates. The EQRx standalone business case and EQRx forecasts for Revolution Medicines were developed solely using the information available to EQRx senior management at the time they were created and reflect assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results or that may result in any of the EQRx forecasts not being achieved include, but are not limited to: (i) the pursuit or success of preclinical studies and/or clinical trials (including the funding for such studies or trials, anticipated patient enrollment, clinical outcomes, timing or associated costs); (ii) regulatory approvals and related timelines; (iii) the timing of launch of commercial sales of product candidates; (iv) the market acceptance of potential products and product candidates; (v) development of potential products and product candidates for different indications; (vi) risks associated with the development of product candidates in combination with other therapies; (vii) the impact of competitive products and pricing; (viii) the effect of regulatory actions; (ix) the availability of partnering arrangements on favorable terms or at all; (x) the ability to establish and maintain intellectual property protection for products or avoid or defend claims of infringement; (xi) uncertainties in contractual relationships, including collaborations, partnerships, licensing or other arrangements and the performance of third-party suppliers and manufacturers; (xii) the effect of global economic conditions; (xiii) conditions in the financing markets and access to sufficient capital; (xiv) changes in applicable laws, rules and regulations; (xv) accuracy of certain accounting assumptions; (xvi) changes in actual or projected cash flows; (xvii) the impact of EQRx’s wind-down activities on its business operations and prospects; and (xviii) other risk factors described in EQRx’s and Revolution Medicines’ Annual Reports on Form 10-K for the fiscal year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as the sections titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in this joint proxy statement/prospectus. In addition, the EQRx forecasts may be affected by EQRx’s and/or Revolution Medicines’ ability to achieve their respective strategic goals, objectives and targets over the applicable period. Accordingly, there can be no assurance that any of the EQRx forecasts will be realized, and actual results may vary materially from those shown.

Modeling and forecasting the future development and commercialization of drug candidates by a clinical-stage company is a highly speculative endeavor. In addition to the various limitations described above, there can be no assurance of the approval, or timing of approval, of Revolution Medicines’ product candidates, and it is possible that other therapeutic regimens will be preferable. There also can be no assurance that Revolution Medicines will obtain the regulatory approvals necessary for the commercialization of Revolution Medicines’ product candidates, or that Revolution Medicines’ competitors will not commercialize products that are safer, more effective or more successfully marketed and sold than any product that Revolution Medicines may market or commercialize. Since the EQRx forecasts cover a long period of time, the EQRx forecasts by their nature will not anticipate each circumstance that will have an effect on Revolution Medicines’ or EQRx’s product candidates. The EQRx forecasts were not prepared with a view toward complying with U.S. generally accepted accounting principles, or GAAP, the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The EQRx forecasts included in this document have not been prepared by, and are not the responsibility of, Ernst & Young LLP nor PricewaterhouseCoopers LLP. Neither Ernst & Young LLP nor PricewaterhouseCoopers LLP has audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the EQRx forecasts and, accordingly, Ernst & Young LLP and PricewaterhouseCoopers LLP do not express an opinion or any other form of assurance with respect thereto. The Ernst & Young LLP and PricewaterhouseCoopers LLP reports incorporated by reference into this document relate to EQRx’s and Revolution Medicines’ previously issued financial statements, respectively. Such reports do not extend to the EQRx forecasts and should not be read to do so.

The EQRx forecasts were not prepared with a view toward public disclosure. The inclusion of the EQRx forecasts in this joint proxy statement/prospectus should not be regarded as an indication that any of EQRx, Revolution Medicines or any of their respective affiliates, officers, directors, advisors or other representatives considered or consider any of the EQRx forecasts necessarily predictive of actual future events, and none of the EQRx forecasts should be relied upon as such or construed as financial guidance. In addition, analyses relating to the value of EQRx or Revolution Medicines do not purport to be appraisals or reflect the prices at which shares of EQRx or Revolution Medicines common stock may actually be valued or trade, either before or after the consummation of the mergers. None of EQRx, Revolution Medicines or any of their respective affiliates assumes any responsibility for the accuracy of this information. None of EQRx, Revolution Medicines or any of their respective affiliates, advisors, officers, directors or representatives can give any assurance that actual results will not differ from any of the EQRx forecasts. None of EQRx, Revolution Medicines or any of their respective affiliates, advisors, officers, directors or representatives has made or makes any representation or warranty to any EQRx stockholders or Revolution Medicines stockholders regarding the ultimate performance of EQRx or Revolution Medicines compared to the information contained in any of the EQRx forecasts, the likelihood that the EQRx forecasts will be achieved consistent with any of the EQRx forecasts or at all, the results of Revolution Medicines’ preclinical studies or clinical trials, the potential timing and approval of commercial launch of any of Revolution Medicines’ future products, the effectiveness or marketability of Revolution Medicines’ product candidates, or the overall future performance of EQRx or Revolution Medicines. The EQRx forecasts are subjective in many respects and, thus, are subject to interpretation. Accordingly, there can be no assurance that any of the EQRx forecasts will be realized, and actual results may vary materially from those shown.

The EQRx forecasts for Revolution Medicines and the EQRx standalone business case were prepared assuming the applicable company’s continued operation as a standalone, publicly traded company, and therefore do not give effect to the mergers or any changes to the applicable company’s operations or strategy that may be implemented following the consummation of the mergers or to any costs incurred in connection with the mergers, including the effect of any business or strategic decision or action (including, without limitation, the process commenced by EQRx to wind down its programs) that has been or will be taken as a result of the execution of the merger agreement. This section includes a summary of certain key assumptions and does not purport to be a comprehensive overview of all assumptions reflected in each of the EQRx forecasts.

The EQRx forecasts include non-GAAP financial measures such as EBIT (as defined below), NOPAT (as defined below) and unlevered free cash flows. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP, and may not be comparable to similarly titled measures used by other companies. Financial measures included in projections provided to a financial advisor and a board of directors in connection with a business combination transaction are excluded from the definition of “non-GAAP financial measures” under the rules of the SEC, and therefore such financial measures are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which may otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Except as included below, reconciliations of non-GAAP financial measures were not provided to and were not relied on by EQRx’s financial advisors, BRG, or the EQRx transaction committee or the EQRx board of directors in connection with its consideration of the mergers. Accordingly, EQRx has not provided a reconciliation of these financial measures included in any of the EQRx forecasts. Amounts in the tables below may not recalculate due to rounding.

Neither EQRx nor Revolution Medicines undertakes any obligation to update or otherwise revise or reconcile any of the EQRx forecasts to reflect circumstances existing after the date such EQRx forecasts were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying such EQRx forecasts are shown to be in error. Neither EQRx nor Revolution Medicines intends to make publicly available any update or other revisions to any of the EQRx forecasts, except as otherwise required by law.

EQRx Standalone Business Case

In March 2023, EQRx senior management prepared and discussed with the EQRx board of directors a preliminary business scenario focused on lerociclib and its oncology drug discovery targets. This preliminary business scenario was not approved by the EQRx board of directors but instead was prepared by EQRx senior management and reviewed with the EQRx board of directors to facilitate discussion regarding potential strategic paths for EQRx. This preliminary business scenario included risk-adjusted financial forecasts for 2023 through 2035, including estimated annual revenue ranging from $0 to $2.4 billion, estimated annual gross profit ranging from $0 to $2.2 billion, and estimated annual operating income ranging from $(289) million to $1.7 billion. Subsequent to the preparation of this preliminary business scenario, (i) EQRx obtained additional clinical data for lerociclib, which negatively impacted EQRx’s future market opportunities, (ii) EQRx re-prioritized its product candidate portfolio, including the discontinuation of certain clinical studies, (iii) the size of EQRx’s organization was significantly decreased, and (iv) EQRx senior management continued to refine various assumptions underlying the preliminary business scenario in conjunction with resetting its business strategy. The updated assumptions based on these subsequent developments are reflected in the EQRx standalone business case described below.

In July 2023, at the direction of the EQRx transaction committee, EQRx senior management prepared, and discussed with the EQRx transaction committee, the EQRx standalone business case. The EQRx standalone business case was not approved by the EQRx transaction committee or the EQRx board of directors but instead was prepared to facilitate their evaluation of the proposed transaction with Revolution Medicines or potential alternatives. The EQRx standalone business case included selected projected financial information for EQRx for the second half of fiscal year 2023 and fiscal years 2024 through 2040, as prepared by EQRx senior management. The EQRx standalone business case focused on lerociclib, its early-stage CDK 2 asset, and its legacy assets (aumolertinib and its early-stage I&I assets). In particular, the EQRx standalone business case assumed the following: (i) approval of aumolertinib by the European Medicines Agency in 2024 followed by an ex-US partnership arrangement with an upfront payment in 2024 and royalty payments at a net rate of percentages ranging from high single digits to mid-teens thereafter; and (ii) transfer of EQRx’s early-stage I&I assets to a standalone entity in which EQRx would retain a 20% ownership interest and receipt by EQRx of proceeds from the monetization by such entity of one I&I asset in 2027 (estimated $30 million in proceeds to EQRx) and another I&I asset in 2030 (estimated $167.5 million in proceeds to EQRx). As noted above, the EQRx standalone business case did not include potential future acquisitions of late-stage clinical assets, which the EQRx board of directors and management believed would be necessary to consider for the EQRx standalone business case to be viable. As a result, the EQRx standalone business case is necessarily unreliable and incomplete and, therefore, illustrative only.

The risk-adjusted financial forecasts reflected in the EQRx standalone business case for the second half of fiscal year 2023 and fiscal years 2024 through 2040 are summarized below (USD in millions):

	H2 2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E
Total Revenue	$0	$25	$2	$5	$64	$98	$151	$356	$219
Gross Profit	$0	$25	$2	$5	$61	$90	$140	$343	$204
Operating Income	($126)	($124)	($173)	($224)	($147)	($55)	($2)	$198	$60

	2032E	2033E	2034E	2035E	2036E	2037E	2038E	2039E	2040E
Total Revenue	$242	$289	$338	$390	$404	$223	$131	$109	$33
Gross Profit	$227	$271	$318	$366	$380	$218	$126	$104	$30
Operating Income	$81	$123	$164	$202	$212	$110	$53	$41	($11)

As a result of the process subsequently commenced by EQRx to wind down its programs, EQRx may not have any product candidates in active clinical development nor any material research and development collaborations if the proposed mergers were not to be completed. Accordingly, EQRx’s future business prospects as a biopharmaceutical company would be limited unless EQRx is able to take steps to hire key personnel and rebuild a pipeline of product candidates through licenses, acquisitions or both, or through consummation of an alternative transaction. The EQRx board of directors also may determine to liquidate or dissolve EQRx and distribute any remaining net cash to EQRx stockholders.

Liquidation Analysis for EQRx

The BRG liquidation analysis represents a range of estimates of EQRx’s aggregate net cash which could be available for distribution to EQRx stockholders in a scenario in which EQRx winds down its operations and liquidates. For purposes of this analysis, such range of estimates of EQRx’s aggregate cash was determined by BRG as follows: estimated net balance sheet liquidation value of EQRx (calculated as total assets minus total liabilities), plus estimated proceeds from assumed asset sales during the wind-down period, less estimated wind-down costs (taking into account a reserve for contingent liabilities), plus estimated interest income during the wind-down period, on a net after-tax basis. The BRG liquidation analysis was subject to certain other assumptions and qualifications, and was based upon information provided to BRG by EQRx as of the date BRG presented its analysis to the EQRx transaction committee on July 26, 2023. The EQRx standalone business case (including the assumed regulatory approvals and transactions referred to therein) and the financial forecasts reflected in the EQRx standalone business case were not made available to BRG prior to BRG’s presentation of the BRG liquidation analysis to the EQRx transaction committee. The timing assumptions underlying the BRG liquidation analysis included: (i) wind-down processes commencing on an assumed date of July 1, 2023; (ii) approval by the EQRx board of directors of a plan of liquidation on an assumed date of August 1, 2023, with EQRx stockholder approval occurring on an assumed date of November 1, 2023; (iii) an assumed initial pre-dissolution liquidating distribution to EQRx stockholders in the amount of $400 million on November 30, 2023; and (iv) the assumed completion of the liquidation and dissolution process and a liquidating distribution of all remaining net cash to EQRx stockholders on June 1, 2025. The BRG liquidation analysis resulted in an estimated range of after-tax liquidation values at June 1, 2025 (i.e., the estimated aggregate available cash for distribution to holders of EQRx common stock as of such date) of $1,124 million in the low case and $1,173 million in the high case prior to calculating the present value of such amounts. Based on the present value using an estimated cost of equity of 8.39%, the estimated range of after-tax liquidation values were $1,014 million (or $2.05 per share) in the low case and $1,057 million (or $2.14 per share) in the high case (assuming approximately 493.7 million fully-diluted shares outstanding as of July 2023, as provided by EQRx). BRG also calculated these values using a risk free rate of 4.06%, which resulted in $2.16 per share in the low case and $2.26 per share in the high case.

Following BRG’s presentation of the BRG liquidation analysis to the EQRx transaction committee, the EQRx transaction committee directed MTS Securities, for purposes of its fairness opinion and related analysis, to use the EQRx liquidation analysis from EQRx management, which included the results of the BRG liquidation analysis prior to calculating the present value of the estimated amounts. The EQRx liquidation analysis included an estimated range of after-tax liquidation values of $1,124 million in the low case and $1,173 million in the high case derived from the BRG liquidation analysis, and an assumption that EQRx made an initial liquidating distribution of $400 million to EQRx stockholders on November 30, 2023, with the remainder of the estimated available net cash being distributed to EQRx stockholders upon completion of the liquidation and dissolution process on an assumed date of June 1, 2025. See the section titled “— Opinion of MTS Securities, EQRx’s Financial Advisor.”

EQRx Forecasts for Revolution Medicines

Set forth below is a summary of the EQRx forecasts for Revolution Medicines on a standalone, risk-adjusted basis prepared by EQRx senior management, which included selected projected financial information for Revolution Medicines for fiscal years 2023 through 2042 based on EQRx’s due diligence review of Revolution Medicines in connection with a potential transaction. The EQRx forecasts for Revolution Medicines focused on Revolution Medicines’ two lead programs, RMC-6236 (RASMULTI) in non-small cell lung cancer (NSCLC) and pancreatic ductal adenocarcinoma (PDAC) and RMC-6291 (KRASG12C) in NSCLC, plus Revolution Medicines’ broader platform. Forecasted total revenue included an assumed ex-U.S. commercial partnership with an upfront payment, commercial and development milestone payments, and royalties based on ex-U.S. sales. The risk-adjusted EQRx forecasts for Revolution Medicines for the applicable fiscal years are summarized below (USD in millions):

	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
Total Revenue	$0	$0	$0	$0	$54	$314	$869	$1,650	$2,439	$3,103
Gross Profit	$0	$0	$0	$0	$50	$297	$823	$1,563	$2,311	$2,939
Less: Total R&D Expense	(171)	(447)	(545)	(585)	(429)	(290)	(169)	(121)	(81)	(42)
Less: Total SG&A Expense	(74)	(75)	(93)	(108)	(150)	(211)	(288)	(427)	(515)	(587)
Less: Stock-based Compensation	(25)	(65)	(81)	(98)	(87)	(75)	(68)	(82)	(89)	(94)
Add: Milestone Proceeds	—	—	—	205	—	103	107	88	91	130
EBIT(1)	($270)	($587)	($720)	($586)	($615)	($177)	$406	$1,020	$1,715	$2,345

	2033E	2034E	2035E	2036E	2037E	2038E	2039E	2040E	2041E	2042E
Total Revenue	$3,721	$4,283	$4,729	$5,075	$5,316	$5,460	$5,606	$5,754	$5,903	$5,871
Gross Profit	$3,521	$4,050	$4,470	$4,796	$5,023	$5,160	$5,297	$5,436	$5,577	$5,555
Less: Total R&D Expense	(46)	(46)	(47)	(47)	(47)	(48)	(48)	(49)	(50)	(51)
Less: Total SG&A Expense	(655)	(662)	(666)	(667)	(667)	(668)	(670)	(671)	(674)	(667)
Less: Stock-based Compensation	(105)	(106)	(107)	(107)	(107)	(107)	(108)	(108)	(109)	(108)
Add: Milestone Proceeds	—	—	—	—	—	—	—	—	—	—
EBIT(1)	$2,716	$3,236	$3,651	$3,975	$4,201	$4,336	$4,472	$4,608	$4,745	$4,729

(1)

EBIT is a non-GAAP financial measure defined as gross profit, less total research and development expense, less total selling, general and administrative expense, less stock-based compensation, and plus milestone proceeds.

Set forth below is a summary of estimated, risk-adjusted unlevered free cash flows for Revolution Medicines for fiscal years 2023 through 2042, which were calculated based on the EQRx forecasts for Revolution Medicines and other projected financial information provided by EQRx senior management and used by MTS Securities in connection with its fairness opinion. Unlevered free cash flow is a non-GAAP financial measure defined as net operating profit after tax (NOPAT), less capital expenditures, plus depreciation and amortization, and less change in net working capital. The forecasts of unlevered free cash flows for Revolution Medicines for the applicable fiscal years are summarized below (USD in millions):

	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
NOPAT(1)	($270)	($587)	($720)	($586)	($615)	($177)	$381	$959	$1,613	$1,932
Less: Capital Expenditures	(4)	(7)	(9)	(10)	(8)	(7)	(6)	(8)	(8)	(9)
Add: Depreciation & Amortization	3	6	7	8	7	6	5	6	7	7
Less: Change in Net Working Capital	—	—	—	(2)	(7)	(14)	(20)	(44)	(64)	(87)
Unlevered Free Cash Flow	($270)	($588)	($721)	($589)	($623)	($193)	$360	$914	$1,547	$1,844

	2033E	2034E	2035E	2036E	2037E	2038E	2039E	2040E	2041E	2042E
NOPAT(1)	$1,901	$2,265	$2,555	$2,783	$2,941	$3,035	$3,130	$3,226	$3,321	$3,310
Less: Capital Expenditures	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)
Add: Depreciation & Amortization	8	8	8	8	8	8	8	8	8	8
Add: Change in Net Working Capital	(109)	(105)	(83)	(60)	(38)	(19)	(19)	(20)	(11)	(16)
Unlevered Free Cash Flow	$1,791	$2,158	$2,471	$2,721	$2,902	$3,015	$3,110	$3,205	$3,309	$3,293

(1)

NOPAT is a non-GAAP financial measure defined as EBIT less taxes. Assumes tax rate of 30% and estimated net operating loss balance of $526 million as of June 30, 2023, subject to 80% Section 382 limitation under the Code.

In light of the foregoing factors and the uncertainties inherent in each of the EQRx forecasts, both EQRx stockholders and Revolution Medicines stockholders are cautioned not to place undue, if any, reliance on the EQRx forecasts. Neither EQRx nor Revolution Medicines intends to update or otherwise revise the EQRx forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the case that any or all of the assumptions underlying the EQRx forecasts are no longer appropriate.

Opinion of MTS Securities, EQRx’s Financial Advisor

EQRx retained MTS to act as its financial advisor in connection with the mergers, including to deliver the MTS opinion as defined below. On July 31, 2023, MTS Securities rendered its oral opinion to the EQRx board of directors (which was subsequently confirmed by delivery of a written opinion dated July 31, 2023) that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion, the exchange ratio to be received by the holders of shares of EQRx common stock (other than Revolution Medicines or any of its affiliates or any holders of excluded shares) pursuant to the mergers was fair, from a financial point of view, to such holders.

The full text of the written opinion of MTS Securities sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by MTS Securities in connection with its opinion. The MTS opinion is attached as Annex B to this joint proxy statement/prospectus and is incorporated herein by reference. The summary of the MTS opinion set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of the MTS opinion. We urge you to read carefully the MTS opinion, together with the summary thereof in this joint proxy statement/prospectus, in its entirety.

MTS Securities provided its opinion for the information and assistance of the EQRx board of directors in connection with its consideration of the exchange ratio. The MTS opinion addressed solely the fairness, from a financial point of view, of the exchange ratio to be received by the holders of shares of EQRx common stock (other than Revolution Medicines or any of its affiliates or any holders of excluded shares) pursuant to the mergers and does not address any other aspect or implication of the mergers. The MTS opinion was not a recommendation to the EQRx board of directors as to how to vote in connection with the merger agreement and is not a recommendation to any EQRx stockholder to take any action in connection with the mergers or any other matter.

In the course of performing its review and analyses for rendering the opinion described above, MTS Securities:

(i)

reviewed the financial terms of a draft copy of the merger agreement dated as of July 31, 2023, which was the most recent draft available to MTS Securities, which is referred to as the draft merger agreement, the financial terms of a draft copy of the EQRx stockholder voting agreement dated as of July 27, 2023, which was the most recent draft available to MTS Securities, which is referred to as the draft EQRx voting agreement, the financial terms of a draft copy of the EQRx stockholder lock-up agreement dated as of July 27, 2023, which was the most recent draft available to MTS Securities, which is referred to as the draft EQRx lock-up agreement, the financial terms of a draft copy of the earn-out waiver and release agreement dated as of July 30, 2023, which was the most recent draft available to MTS Securities, which is referred to as the draft earn-out waiver and release agreement;

(ii)	reviewed certain publicly available business and financial information concerning each of EQRx and Revolution Medicines and the industries in which they operate;

(iii)

reviewed certain internal financial analyses and forecasts relating to EQRx’s business prepared by and provided to MTS Securities by the management of EQRx, which are referred to in this section as the EQRx forecasts, as set forth under the heading “ —Certain EQRx Unaudited Prospective Financial Information” of this joint proxy statement/prospectus and certain internal financial analyses and forecasts relating to Revolution Medicines’ business prepared by and provided to MTS Securities by the management of EQRx, which are referred to in this section as the EQRx forecasts for Revolution Medicines and referred to together with the EQRx forecasts as the projections, as described under the heading “ —Certain EQRx Unaudited Prospective Financial Information” of this joint proxy statement/prospectus;

(iv)	conducted discussions with members of senior management and representatives of EQRx concerning the matters described in clauses (ii)-(iii) above and any other matters MTS Securities deemed relevant;

(v)	reviewed and analyzed the reported current and historical prices and trading history of shares of EQRx common stock and Revolution Medicines common stock;

(vi)

reviewed and analyzed, based on the EQRx forecasts for Revolution Medicines, the cash flows to be generated by Revolution Medicines to determine the present value of Revolution Medicines’ discounted cash flows;

(vii)	compared the financial performance of Revolution Medicines with corresponding data for certain publicly-traded companies that MTS Securities deemed relevant in evaluating Revolution Medicines;

(viii)	reviewed and analyzed certain publicly available financial and other information of certain publicly-traded companies that MTS Securities deemed relevant;

(ix)

reviewed and analyzed, in light of the business, operations and assets of the Company, the Company’s assumptions about the cash consideration that would likely be received by the holders of the Company Common Stock if the Company were to undergo a liquidation; and

(x)	performed such other financial studies, analyses and investigations and considered such other information as MTS Securities deemed appropriate for the purposes of its opinion.

In arriving at its opinion, MTS Securities assumed and relied upon, without assuming liability or responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information that was publicly available or was provided to, discussed with or reviewed by MTS Securities and upon the assurances of the management of EQRx that it was not aware of any material relevant developments or matters related to EQRx or Revolution Medicines or that may affect any of the mergers that had been omitted or that remained undisclosed to MTS Securities. The MTS opinion does not address any legal, regulatory, tax, accounting or financial reporting matters, as to which MTS Securities understood that EQRx had obtained such advice as it deemed necessary from other advisors, and MTS Securities relied, with the consent of the EQRx board of directors, on any assessments made by such other advisors to EQRx with respect to such matters. Without limiting the foregoing, MTS Securities did not consider any tax effects of the mergers or the form or transaction structure of the mergers on any person or entity. MTS Securities did not conduct any independent verification of the projections and expressed no view as to the projections or the assumptions on which they were based. Without limiting the generality of the foregoing, with respect to the projections, MTS Securities assumed, with EQRx’s consent and based upon discussions with the management of EQRx, that they were reasonably prepared in good faith and that the projections reflected the best currently available estimates and judgments of the management of EQRx of the future results of operations and financial performance of EQRx and Revolution Medicines, respectively.

In arriving at its opinion, MTS Securities made no analysis of, and expressed no opinion as to, the adequacy of the reserves of EQRx and Revolution Medicines and relied upon information supplied to MTS Securities by EQRx as to such adequacy. In addition, MTS Securities did not make any independent evaluations or appraisals of the assets or liabilities (including any contingent derivatives or off-balance-sheet assets or liabilities) of EQRx or Revolution Medicines or any of their respective subsidiaries, and MTS Securities was not furnished with any such evaluations or appraisals, nor did MTS Securities evaluate the solvency of EQRx or any other entity under any state or federal law relating to bankruptcy, insolvency or similar matters. Based on the present operations of EQRx and at EQRx’s direction and with its consent, MTS Securities used the liquidation values of EQRx as provided to MTS Securities by the EQRx transaction committee. MTS Securities expressed no opinion regarding the liquidation values of EQRx, Revolution Medicines or any other entity. MTS Securities assumed that there had been no material change in the assets, financial condition, business or prospects of EQRx, Revolution Medicines or any of their respective subsidiaries since the date of the most recent relevant financial statements or financial information made available to MTS Securities. Without limiting the generality of the foregoing, MTS Securities undertook no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities to which EQRx, Revolution Medicines or any of its affiliates is a party or may be subject, and, at the direction of EQRx and with its consent, the MTS opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. MTS Securities also assumed that neither EQRx nor Revolution Medicines nor any of their respective subsidiaries is party to any material pending transaction that had not been disclosed to MTS Securities, including, any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the mergers. In addition, MTS Securities did not conduct, nor did MTS Securities assume any obligation to conduct, any physical inspection of the properties or facilities of EQRx, Revolution Medicines or any of their respective subsidiaries. MTS Securities did not consider any potential legislative or regulatory changes then-currently being considered or that may be adopted by any governmental or regulatory bodies or any potential changes in accounting methods or generally accepted accounting principles that may be adopted.

MTS Securities assumed that the representations and warranties of each party contained in each of the merger agreement and the related agreements and in all other related documents and instruments that are referred to therein are and will be true and correct as of the date or the dates made or deemed made, that each party thereto will fully and timely perform all of the covenants and agreements required to be performed by it under the merger agreement and the related agreements, and any other agreement contemplated thereby, that all conditions to the consummation of any of the mergers will be satisfied without waiver thereof and that the mergers will be consummated in accordance with the terms of the merger agreement and the related agreements without waiver, modification or amendment of any term, condition or agreement thereof. MTS Securities assumed that the final form of each of the merger agreement, the EQRx voting agreement, the EQRx lock-up agreement and the earn-out waiver and release agreement will be in all respects relevant to its analysis identical to the draft merger agreement, the draft EQRx voting agreement, the draft EQRx lock-up agreement and the draft earn-out waiver and release agreement, respectively. MTS Securities also assumed that any governmental, regulatory and other consents and approvals contemplated in connection with the mergers will be obtained and that, in the course of obtaining any of those consents and approvals, no restrictions will be imposed or waivers made that would have an adverse effect on EQRx, Revolution Medicines or the benefits contemplated to be realized as a result of the mergers.

The MTS opinion was necessarily based on economic, market, financial and other conditions as existing, and on the information made available to MTS Securities, as of the date of the MTS opinion. It should be understood that, although subsequent developments may affect the conclusion reached in the MTS opinion, MTS Securities does not have any obligation to update, revise or reaffirm the MTS opinion.

The MTS opinion addresses solely the fairness, from a financial point of view and as of the date thereof, to the holders of shares of EQRx common stock (other than Revolution Medicines or any of its affiliates or any holders of excluded shares) of the exchange ratio to be received by such holders pursuant to the mergers and does not address any other terms in the merger agreement, the related agreements or any other agreement relating to any of the mergers or any other aspect or implication of any of the mergers, including any financing arrangements to be entered into in connection with the mergers. The MTS opinion does not address EQRx’s underlying business decision to proceed with the mergers or the relative merits of the mergers compared to other alternatives available to EQRx. MTS Securities expressed no opinion as to the prices or ranges of prices at which shares or other securities of any person, including shares of EQRx common stock or Revolution Medicines common stock, will trade at any time, including following the announcement or consummation of the mergers. For purposes of the MTS opinion, MTS Securities did not consider any impact of any additional rights or obligations of any holder of shares of EQRx common stock pursuant to any related agreement or any other agreement entered into, or that may be entered into, by any holder of shares of EQRx common stock in connection with the mergers. MTS Securities was not requested to opine as to, and the MTS opinion does not in any manner address, the amount or nature of compensation to any of the officers, directors or employees of any party to any of the mergers, or any class of such persons, relative to the consideration to be received by EQRx stockholders in connection with the mergers or with respect to the fairness of any such compensation. As instructed by EQRx management, MTS Securities was not requested to, and MTS Securities did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of EQRx or any alternative transaction.

The issuance of the MTS opinion was approved by an opinion committee of MTS Securities.

Summary of Financial Analyses

MTS Securities performed a variety of financial analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not susceptible to partial analysis or summary description. In arriving at its opinion, MTS Securities considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions MTS Securities reached were based on all the analyses and factors presented, taken as a whole, and also on application of MTS Securities’ own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. MTS Securities therefore gave no opinion as to the value or merit standing alone of any one or more parts of the analyses. No company or transaction used in any analysis for purposes of comparison was identical to EQRx or Revolution Medicines. Accordingly, an analysis of the results of the comparisons was not mathematical; rather, it involved complex considerations and judgments about differences in the companies and transactions to which EQRx and Revolution Medicines were compared and other factors that could affect the public trading value or transaction value of the companies. Furthermore, MTS Securities believes that the summary provided and the analyses described below must be considered as a whole and that selecting any portion of the analyses, without considering all of them, would create an incomplete view of the process underlying MTS Securities’ analysis and opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described below should not be taken to be the view of MTS Securities with respect to the actual value of EQRx, Revolution Medicines, EQRx common stock or Revolution Medicines common stock.

Based on the present operations of EQRx and at EQRx’s direction and with EQRx’s consent, MTS Securities used the liquidation values of EQRx as provided to MTS Securities by EQRx’s transaction committee. MTS Securities expresses no opinion regarding the liquidation value of EQRx, Revolution Medicines or any other entity and have assumed that there had been no material change in the assets, financial condition, business or prospects of EQRx, Revolution Medicines or any of their respective subsidiaries since the date of the most recent relevant financial statements or financial information made available to MTS Securities.

Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of the corresponding summaries and are alone not a complete description of the financial analyses performed by MTS Securities. Considering the data in the tables below without considering the corresponding full narrative descriptions of the financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of the financial analyses performed by MTS Securities.

In performing its analyses, MTS Securities made numerous assumptions with respect to industry performance, general business, regulatory and economic conditions and other matters, all of which are beyond MTS Securities’ control and many of which are beyond the control of EQRx and/or Revolution Medicines. Any estimates used by MTS Securities in its analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

MTS Securities performed standalone valuation analyses of both EQRx and Revolution Medicines using a variety of valuation methodologies, as described below. MTS Securities then performed a relative valuation analysis to compare the implied exchange ratio based on the terms of the merger agreement to the exchange ratios implied from the valuation analysis. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 31, 2023 and is not necessarily indicative of current market conditions.

EQRx Financial Analyses

Liquidation Analysis

MTS Securities reviewed and analyzed the proposed financial terms of the mergers as compared to EQRx’s assumptions about the cash consideration that would likely be received by the holders of EQRx common stock if EQRx were to undergo a liquidation, as reflected in the EQRx liquidation values provided to MTS Securities by EQRx’s transaction committee and described below, which is referred to as the EQRx liquidation value estimate range. For purposes of the EQRx liquidation value estimate range, EQRx provided MTS Securities with information on the possible liquidation of EQRx commencing on July 1, 2023 and an assumed completion date by June 1, 2025, including the assumed aggregate available cash for distribution to holders of EQRx common stock if such liquidation were to be completed by such date of $1,124 million in the low case to $1,173 million in the high case. MTS Securities derived the EQRx liquidation value estimate range per share of EQRx common stock by discounting the assumed aggregate available cash amount provided by EQRx at the 2-year (low case) and 1-month (high case) Treasury rates of 4.87% and 5.47%, respectively, as of July 28, 2023, resulting in an implied equity value range of $1,050 million (low case) to $1,090 million (high case) (each rounded to the nearest $10 million). The range of implied equity values was then divided by 494 million, which represents the fully diluted shares of EQRx common stock outstanding as provided by EQRx management, resulting in an estimated EQRx liquidation per share value range of $2.15 (low case) to $2.20 (high case) (each, rounded to the nearest $0.05).

EQRx Historical Stock Price Performance

MTS Securities reviewed for informational purposes only the share price trading history of the shares of EQRx common stock for the period beginning on May 8, 2023, the date EQRx announced its intention to restructure and change its strategy following FDA interactions that impacted the commercial viability of multiple clinical-stage programs, and ending on July 28, 2023. MTS Securities observed that during this period, the shares of EQRx common stock traded as low as $1.64 per share and as high as $2.09 per share and observed that the closing price per share on July 28, 2023 was $1.71 per share. MTS Securities derived the implied fully diluted equity value range over the period of $810 million to $1,032 million using the low and high per share trading price and the then-current capitalization information provided by EQRx management.

In addition, MTS Securities reviewed the volume-weighted average trading price per share (referred to as VWAP) over the 5 trading day, 20 trading day, 60 trading day, six-month, and 12-month periods ending on July 28, 2023. These VWAPs are set forth in the table below.

Trading Period	VWAP
5 Trading Days	$1.7687
20 Trading Days	$1.9372
60 Trading Days	$1.8386
6 Months	$1.9667
12 Months	$3.1222

The EQRx share price trading history, implied fully diluted equity value and volume weighted average trading prices were provided to the EQRx board of directors for informational purposes only and were not relied upon by MTS Securities for valuation purposes.

Revolution Medicines Financial Analyses

Selected Public Trading Analysis

Using publicly available information, MTS Securities compared selected financial data of Revolution Medicines with similar data for companies selected by MTS Securities, among other reasons, because they are publicly traded companies with operations and businesses that, for purposes of MTS Securities’ analysis, may be considered similar in certain respects to those of Revolution Medicines. The analysis necessarily involves complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies differently than would affect Revolution Medicines. The companies selected by MTS Securities were:

•	Nuvalent, Inc.

•	Kymera Therapeutics, Inc.

•	Ambrx Biopharma, Inc.

•	Relay Therapeutics, Inc.

•	Bicycle Therapeutics plc

•	Nurix Therapeutics, Inc.

•	Acrivon Therapeutics, Inc.

•	IGM Biosciences, Inc.

•	Repare Therapeutics, Inc.

Although none of the selected companies is directly comparable to Revolution Medicines, MTS Securities included these companies in its analysis because they are publicly traded companies with certain characteristics that, for purposes of analysis, may be considered similar to certain characteristics of Revolution Medicines. MTS Securities derived the enterprise value for the selected companies, as of July 28, 2023, by multiplying the closing price per share of common stock of such company on such date by the number of such company’s fully diluted outstanding shares, using the treasury stock method, and adding to that result such company’s debt and deducting from that result such company’s total cash and cash equivalents. The table below shows the enterprise values derived for each comparable company as of July 28, 2023:

Publicly Traded Comparable Companies	Enterprise Value (millions)
Nuvalent, Inc.	$2,555
Kymera Therapeutics, Inc.	$823
Ambryx Biopharma, Inc.	$747
Relay Therapeutics, Inc.	$580
Bicycle Therapeutics plc	$546
Nurix Therapeutics, Inc.	$188
Acrivon Therapeutics, Inc.	$149
IGM Biosciences, Inc.	$141
Repare Therapeutics, Inc.	$82

MTS Securities derived an enterprise value range for the comparable companies and added to those values EQRx management’s estimates of Revolution Medicines’ standalone cash balance of $905 million as of June 30, 2023 to derive the implied equity value of Revolution Medicines. The implied enterprise value range was derived from the low and high values of the top-quartile of the companies in the above-referenced data set, resulting in an implied enterprise value range of $785 million to $2,555 million for an implied equity value range of Revolution Medicines of $1,690 million to $3,460 million (rounded to the nearest $10 million). MTS Securities then derived implied per share values by dividing by the fully diluted shares outstanding of Revolution Medicines resulting in a range of $14.75 to $30.00 per share (rounded to the nearest $0.25). The table below notes the implied equity value range (rounded to the nearest $10 million) and per share value range (rounded to the nearest $0.25) of Revolution Medicines:

Metric	Metric Range (millions)	Implied Equity Value of Revolution Medicines (millions)	Implied Per Share Values of Revolution Medicines
Implied Value (Low to High of Top Quartile)	$785 – $2,555	$1,690 – $3,460	$14.75 – $30.00

MTS Securities observed these implied values relative to Revolution Medicine’s market capitalization of $2,932 million as of June 30, 2023 and per share price of $25.71 as of July 28, 2023.

Discounted Cash Flow Analysis

MTS Securities conducted an illustrative discounted cash flow, or DCF analysis, for the purpose of determining an implied equity value of Revolution Medicines, during the period beginning on June 30, 2023 and ending on December 31, 2042, based on the EQRx forecasts for Revolution Medicines as described under the heading “—Certain EQRx Unaudited Prospective Financial Information” of this joint proxy statement/prospectus and at the direction of EQRx.

MTS Securities utilized the unlevered free cash flows, which is referred to as FCF (defined as net operating profit after tax, less changes in net working capital, less capital expenditures and plus depreciation and amortization), and based on the EQRx forecasts for Revolution Medicines that Revolution Medicines was expected to generate during the period beginning on June 30, 2023 and ending on December 31, 2042, assuming a terminal value with a 25% long-term decline in the terminal period. The unlevered FCF were then discounted to present values assuming a range of weighted average cost of capital of 11% to 13%, reflecting estimates of Revolution Medicines’ weighted average cost of capital, based upon MTS Securities’ analysis of the cost of capital for Revolution Medicines’ publicly traded comparable companies, and then added to those values, Revolution Medicines’ standalone cash balance of $905 million as of June 30, 2023, for an implied equity value range of $5,840 million to $7,620 million (rounded to the nearest $10 million). MTS Securities then derived an implied per share value by dividing by the fully diluted shares outstanding of Revolution Medicines common stock resulting in a range of $49.25 to $64.25 per share (rounded to the nearest $0.25). The table below notes the implied equity value range (rounded to the nearest $10 million) and per share value range (rounded to the nearest $0.25) of Revolution Medicines:

Metric	Metric Range	Implied Equity Value of Revolution Medicines (millions)	Implied Per Share Values of Revolution Medicines
Implied Value (based on Weighted Average Cost of Capital)	11% – 13%	$5,840 – $7,620	$49.25 – $64.25

MTS Securities observed these implied values relative to Revolution Medicine’s market capitalization of $2,932 million as of June 30, 2023 and per share price of $25.71 as of July 28, 2023.

Revolution Medicines Historical Stock Price Performance

MTS Securities reviewed for informational purposes only the share price trading history of the shares of Revolution Medicines common stock for the period beginning on July 29, 2022 and ending on July 28, 2023. MTS Securities observed that during this period, the shares of Revolution Medicine common stock traded as low as $17.03 per share and as high as $31.37 per share, the closing price per share on July 28, 2023 was $25.71 per share. MTS Securities derived the implied fully diluted equity value range over the period of $1,940 million to $3,638 million using the low and high per share trading price and the then-current capitalization information provided by EQRx management.

In addition, MTS Securities reviewed the VWAP over the 5 trading day, 20 trading day, 60 trading day, six-month, and 12-month, periods ending on July 28, 2023. These VWAPs are set forth in the table below.

Trading Period	VWAP
5 Trading Days	$25.5314
20 Trading Days	$26.4827
60 Trading Days	$25.7971
6 Months	$24.5827
12 Months	$23.3652

The Revolution Medicine share price trading history, implied fully diluted equity value and volume weighted average trading prices were provided to the EQRx board of directors for informational purposes only and were not relied upon by MTS Securities for valuation purposes.

Relative Valuation Analysis

Utilizing the financial terms of the merger agreement, MTS Securities calculated an implied exchange ratio of 0.0869:1, which is referred to as the implied exchange ratio, using an illustrative Revolution Medicines reference price of $26.00 per share, which implies an offer of $2.25 per share of EQRx common stock, to determine an implied aggregate Revolution Medicines share consideration, which is referred to as the implied aggregate Revolution Medicines share consideration, and then divided by the amount of EQRx company shares as provided by EQRx management. MTS Securities then calculated the implied pro forma ownership of the combined company by the EQRx stockholders prior to the mergers, which is referred to as the implied pro forma ownership, of 26.9% by dividing the implied aggregate Revolution Medicines share consideration by the implied pro forma shares outstanding following the closing of the mergers, as provided by EQRx management.

MTS Securities analyzed the relative valuation analysis resulting from the implied standalone equity value and per share value ranges calculated for EQRx and Revolution Medicines, based upon each of the analyses summarized above.

MTS Securities compared the low and high cases of EQRx’s liquidation per share value to the low and high values of Revolution Medicines’ per share value implied by the analyses summarized above to determine the range of implied exchange ratios, calculated as EQRx’s implied per share value upon liquidation divided by Revolution Medicines’ implied per share value. MTS Securities then compared the low and high cases of EQRx’s liquidation equity value to the low and high equity values of Revolution Medicines implied by the analyses summarized above to determine the range of the implied pro forma ownership, calculated as EQRx’s implied equity value upon liquidation divided by the sum of EQRx’s and Revolution Medicines’ respective implied equity values.

The following table sets forth the results of these analyses, rounded to four decimal places and tenth of a percent for the implied range of exchange ratios and pro forma ownership, respectively:

	Implied Exchange Ratio		EQRx’s Implied Pro-Forma Ownership
Valuation Methodology	Low	High	Low	High
Revolution Medicines DCF	0.0332:1	0.0448:1	12.1%	15.8%
Revolution Medicines Trading Comparables	0.0711:1	0.1496:1	23.3%	38.4%

MTS Securities compared the above implied range of exchange ratios and pro forma ownership percentages to the implied exchange ratio and implied pro forma ownership, respectively. MTS Securities noted that the implied exchange ratio was above the range of exchange ratios implied by the DCF methodology and within the range implied by the trading comparables methodology. MTS Securities also noted that the implied pro forma ownership was above the range of pro-forma ownership percentages implied the DCF methodology and within the range implied by the trading comparables methodology.

Subsequent to delivery of the MTS opinion, MTS Securities discovered that the EQRx liquidation value estimate range used in the high value for the implied pro forma ownership of the combined company implied by the trading comparables methodology was understated in MTS’ analyses. Using the actual EQRx liquidation value estimate range, the high value for the implied pro forma ownership of the combined company implied by the trading comparables methodology was 39.2%. MTS Securities noted that the implied pro forma ownership was still within the range implied by the trading comparables methodology and advised EQRx that using this value would not have any impact on its opinion of the fairness, from a financial point of view, of the exchange ratio to be received by the holders of shares of EQRx common stock (other than Revolution Medicines or any of its affiliates or any holders of excluded shares) pursuant to the mergers as of the date of the MTS opinion.

Miscellaneous

The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. In arriving at its opinion, MTS Securities did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, MTS Securities made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

The MTS opinion was one of the many factors taken into consideration by the EQRx board of directors in making its determination to approve the merger agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the EQRx board of directors with respect to consideration to be received by the holders of shares of EQRx common stock pursuant to the mergers or any other terms of any of the mergers or of whether the EQRx board of directors would have been willing to agree to different terms. The exchange ratio was determined through arm’s-length negotiations between EQRx and Revolution Medicines and was approved by the EQRx board of directors. MTS Securities and its affiliates provided advice to EQRx during these negotiations. However, neither MTS Securities nor any of its affiliates recommended any specific amount of consideration to EQRx or the EQRx board of directors or that any specific amount of consideration constituted the only appropriate consideration for the mergers.

MTS Securities has consented to the use of the MTS opinion in this joint proxy statement/prospectus; however, MTS Securities has not assumed any responsibility for the form or content of this joint proxy statement/prospectus. MTS Securities and its affiliates, as part of their investment banking services, are regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, and for other purposes. As noted above, MTS acted as financial advisor to EQRx in connection with the mergers. EQRx selected MTS as its financial advisor because it is nationally recognized in the healthcare and biotechnology industries as having investment banking professionals with significant experience in healthcare and biotechnology investment banking and merger and acquisition transactions, including transactions similar to the mergers.

Pursuant to an engagement letter agreement, dated as of July 29, 2023, between EQRx and MTS, EQRx engaged MTS to act as its financial advisor in connection with the mergers, including to deliver the MTS opinion. As permitted by the terms of the engagement letter and pursuant to MTS’ internal policies, MTS Securities, a wholly owned subsidiary of MTS, delivered the MTS opinion. As compensation for MTS and its affiliates’ financial advisory services, EQRx is required to pay MTS a fee of $2.5 million for rendering the MTS opinion in connection with the EQRx board of directors’ consideration of the proposed transaction with Revolution Medicines, which fee was not contingent upon the successful completion of the mergers or the conclusion reached in the MTS opinion. In addition, EQRx has agreed to reimburse certain of MTS’s expenses arising, and to indemnify MTS and its related persons for certain liabilities that may arise, in each case, in connection with any of the matters contemplated by the engagement letter.

In the two years prior to the date of the MTS opinion, MTS has not had a material relationship with, nor otherwise received fees from, EQRx or Revolution Medicines. MTS, MTS Securities and their affiliates may seek to provide investment banking or financial advisory services to EQRx and Revolution Medicines and/or certain of their respective affiliates in the future and would expect to receive fees for the rendering of any such services.

Interests of Revolution Medicines’ Directors and Executive Officers in the Mergers

In considering the recommendations of the Revolution Medicines board of directors, Revolution Medicines stockholders should be aware that a member of the Revolution Medicines board of directors, Alexis Borisy, is Executive Chairman of the EQRx board of directors and a co-founder of EQRx. Given Mr. Borisy’s role at EQRx and his ownership of securities of EQRx, Mr. Borisy has interests in the mergers, including financial interests that may be different from, or in addition to, the interests of other Revolution Medicines stockholders generally. See also the sections titled “—Interests of EQRx’s Directors and Executive Officers in the Mergers” and “Certain Beneficial Owners of EQRx Common Stock” for more information regarding Mr. Borisy’s interests in the mergers and ownership in EQRx. The Revolution Medicines board of directors was aware of and considered these interests, among other matters, in reaching its determination that the transactions contemplated by the merger agreement, including the mergers, were fair to and in the best interests of Revolution Medicines and its stockholders, approving and declaring advisable the merger agreement and the transactions contemplated thereby, and recommending that Revolution Medicines stockholders approve of the issuance of shares of Revolution Medicines common stock pursuant to the mergers.

Interests of EQRx’s Directors and Executive Officers in the Mergers

In considering the recommendations of the EQRx board of directors, EQRx stockholders should be aware that EQRx directors and executive officers may have interests in the mergers, including financial interests, which may be different from, or in addition to, the interests of EQRx stockholders generally. These interests are described in more detail below and, with respect to EQRx’s named executive officers, are quantified under “—Quantification of Payments and Benefits to EQRx Named Executive Officers,” of this joint proxy statement/prospectus. The EQRx board of directors was aware of and considered these interests, among other matters, in reaching its determination that the transactions contemplated by the merger agreement, including the mergers, were fair to and in the best interests of EQRx and its stockholders, approving and declaring advisable the merger agreement and the transactions contemplated thereby, and recommending that EQRx stockholders approve the EQRx merger agreement proposal. See “—Background of the Mergers” and “—Recommendation of the EQRx Board of Directors; EQRx’s Reasons for the Mergers.”

Executive Officers

For purposes of this disclosure, EQRx’s current “named executive officers” are:

•	Melanie Nallicheri, Chief Executive Officer; and

•	Dina Ciarimboli, General Counsel and Secretary.

Also, for the purpose of this disclosure, EQRx’s executive officers include the named executive officers identified above as well as Eric Hedrick, M.D., and EQRx’s directors include Alexis Borisy, Amy Abernethy, M.D., Ph.D., Paul Berns, Jorge Conde, Kathryn Giusti, Sandra J. Horning, M.D., Clive Meanwell, M.B. Ch. B, M.D., Samuel Merksamer, Melanie Nallicheri, and Krishna Yeshwant, M.D.

Certain other individuals who served since the beginning of EQRx’s last fiscal year would be considered named executive officers, executive officers or non-employee directors for purposes of this disclosure, but as former employees or directors of EQRx, they are not entitled to the payments and benefits described below for the named executive officers, executive officers and non-employee directors in connection with the mergers. None of such former named executive officers, executive officers or directors are receiving any compensation in connection with the mergers in such capacities. Accordingly, such former named executive officers, executive officers and non-employee directors are not included in this disclosure.

Treatment of EQRx Equity Awards

Pursuant to the merger agreement, each EQRx option that is outstanding and unexercised will become fully vested and exercisable as of immediately prior to the effective time. In addition, each holder of an EQRx option will be provided the opportunity to exercise that EQRx option, whether vested or unvested, during a period determined by the EQRx board of directors that ends on or prior to the tenth business day prior to the scheduled EQRx special meeting date. However, the exercise of any unvested EQRx options will be conditioned on the occurrence of the effective time.

The merger agreement provides that, at the effective time:

•

Each in-the-money EQRx option that is outstanding and unexercised will be cancelled and converted automatically into the right to receive a number of shares of Revolution Medicines common stock with a value equal to (i) the product of (a) the number of shares of EQRx common stock subject to the in-the-money EQRx option immediately prior to the effective time, multiplied by (b) the excess of the per share value (determined by multiplying the exchange ratio by the pre-EQRx special meeting VWAP) over the exercise price of such in-the-money EQRx option, divided by (ii) the pre-EQRx special meeting VWAP. The number of shares of Revolution Medicines common stock to be delivered to the holder of the in-the-money EQRx option will be net of the number of shares of Revolution

Medicines common stock having a fair market value equal to the amount necessary to satisfy tax withholding obligations. Each EQRx option that is outstanding and unexercised and not an in-the-money EQRx option will terminate as of the effective time for no consideration.

•

Each EQRx RSU (other than earn-out RSUs) that is outstanding immediately prior to the effective time, whether or not vested, will be cancelled and converted automatically into the right to receive a number of shares of Revolution Medicines common stock equal to the product of (i) the number of shares of EQRx common stock subject to such EQRx RSUs as of immediately prior to the effective time, multiplied by (ii) the exchange ratio (rounded down to the nearest whole share, with cash in lieu of fractional shares), less the number of shares of Revolution Medicines common stock having a fair market value equal to the amount necessary to satisfy tax withholding obligations. Earn-out RSUs will be cancelled as of the closing of the mergers for no consideration.

•

The vesting of each outstanding share of EQRx restricted stock will fully accelerate as of immediately prior to the effective time, and each former holder of EQRx restricted stock will receive fully vested shares of Revolution Medicines common stock based on the exchange ratio (rounded down to the nearest whole share, with cash in lieu of fractional shares), less the number of shares of Revolution Medicines common stock having a fair market value equal to the amount necessary to satisfy tax withholding obligations.

The tables below summarize the number of EQRx options, EQRx RSUs, and shares of EQRx restricted stock held by EQRx executive officers and directors as of July 30, 2023, and the estimated aggregate value of such EQRx equity awards, calculated based on the average closing market price of EQRx common stock over the five trading-day period commencing on August 1, 2023, or $2.17.

EQRx Options

Name	Number of Vested EQRx Options (#)	Estimated Value of Vested EQRx Options ($)(1)	Number of Unvested EQRx Options (#)	Estimated Value of Unvested EQRx Options ($)(1)
Executive Officers
Melanie Nallicheri	1,678,941	—	2,102,057	—
Dina Ciarimboli	272,223	—	459,527	—
Eric Hedrick	267,768	—	362,682	—

Directors
Alexis Borisy	1,005,807	—	1,188,692	—
Amy Abernethy	194,611	—	194,612	—
Paul Berns	—	—	101,010	—
Jorge Conde	—	—	—	—
Kathryn Giusti	—	—	101,010	—
Sandra Horning	—	—	101,010	—
Clive Meanwell	—	—	—	—
Samuel Merksamer	—	—	101,010	—
Krishna Yeshwant	—	—	101,010	—

(1)

Based on an assumed price of $2.17 per share, none of the EQRx executive officers and directors hold options that would be “in-the-money” as of the closing of the mergers. However, it is possible for certain options to become in-the-money if the price increases prior to the closing of the mergers. The table below sets forth information on the outstanding options and applicable exercise prices:

Name	Number of Vested EQRx Options (#)	Number of Unvested EQRx Options (#)	Exercise Price ($)
Executive Officers
Melanie Nallicheri	391,691	235,308	2.21
	574,750	679,249	2.68
	712,500	1,187,500	3.03
Dina Ciarimboli	68,578	88,172	2.21
	203,645	371,355	3.03
Eric Hedrick	78,374	47,025	2.21
	189,394	315,657	3.03
Directors
Alexis Borisy	1,005,807	1,188,692	2.68
Amy Abernethy	194,611	194,612	3.03
Paul Berns	—	101,010	4.95
Jorge Conde	—	—
Kathryn Giusti	—	101,010	4.95
Sandra Horning	—	101,010	4.95
Clive Meanwell	—	—
Samuel Merksamer	—	101,010	4.95
Krishna Yeshwant	—	101,010	4.95

EQRx RSUs and Restricted Stock

Name	Number of EQRx RSUs (#)(1)	Estimated Value of EQRx RSUs ($)	Number of Shares of EQRx Restricted Stock (#)(2)	Estimated Value of Shares of EQRx Restricted Stock ($)
Executive Officers
Melanie Nallicheri	—	—	1,032,582	2,240,703
Dina Ciarimboli	575,000	1,247,750	—	—
Eric Hedrick	—	—	169,811	368,490
Directors
Alexis Borisy	—	—	1,998,558	4,336,871
Amy Abernethy	—	—	—	—
Paul Berns	—	—	—	—
Jorge Conde	—	—	—	—
Kathryn Giusti	—	—	—	—
Sandra Horning	—	—	—	—
Clive Meanwell	—	—	—	—
Samuel Merksamer	—	—	—	—
Krishna Yeshwant	—	—	—	—

(1)	Excludes the following earn-out RSUs, which will be cancelled as of the closing of the mergers for no consideration: 259,030 earn-out RSUs granted to Ms. Nallicheri; 21,586 earn-out RSUs granted to

Ms. Ciarimboli; 17,268 earn-out RSUs granted to Dr. Hedrick; 300,619 earn-out RSUs granted to Mr. Borisy; 21,934 earn-out RSUs granted to Ms. Giusti; 43,172 earn-out RSUs granted to Dr. Horning; and 43,171 earn-out RSUs granted to Dr. Meanwell. The earn-out RSUs will be canceled as of the mergers for no consideration.
(2)

Excludes the following “earn-out shares”, which will be cancelled as of the closing of the mergers for no consideration: 782,078 earn-out shares granted to Ms. Nallicheri; 21,586 earn-out shares granted to Ms. Ciarimboli; 86,344 earn-out shares granted to Dr. Hedrick; 2,588,255 earn-out shares granted to Mr. Borisy; 86,344 earn-out shares granted to Mr. Berns; and 64,757 earn-out shares granted to Dr. Horning. The “earn-out shares” refers to shares of EQRx common stock that were granted in connection with the EQRx DeSPAC that would have been eligible to vest if certain stock price targets had been achieved. These earn-out shares will be cancelled as of the mergers for no consideration, pursuant to Earn-Out Waiver and Release Agreements with such individuals.

Retention Bonuses

Pursuant to retention bonus agreements, each of Dina Ciarimboli and Eric Hedrick were granted cash retention bonuses equal to $332,000 and $174,800, respectively, which will be earned on December 22, 2023, subject to such EQRx executive officer’s continued performance of their assigned duties and continued employment through such retention date. In the event that Ms. Ciarimboli or Dr. Hedrick are not employed on December 22, 2023 due to a termination of employment by EQRx (or its subsidiaries or successors) without “cause” or because of the EQRx executive officer’s “disability”, or by the EQRx executive officer for “good reason” (as such terms are defined in each retention bonus agreement), all subject to the EQRx executive officer’s execution of a release agreement, the retention bonus will accelerate and become payable on the next regular payroll date following the effective date of such release agreement. In the event that Ms. Ciarimboli or Dr. Hedrick is not employed on December 22, 2023 due to their death, the retention bonus will be payable to such EQRx executive officer’s heirs or estate.

In addition, Ms. Ciarimboli also received 575,000 EQRx RSUs pursuant to her retention bonus agreement, which vest 50% on July 1, 2024 and 50% on July 1, 2025, subject to Ms. Ciarimboli’s continued employment with EQRx on the applicable vesting dates. In the event that Ms. Ciarimboli’s employment is terminated by EQRx without “cause” or by Ms. Ciarimboli for “good reason” (as such terms are defined in the retention bonus agreement) and her date of termination occurs within the 12- month period following a “sale event” (as defined in the retention bonus agreement), any unvested portion of her EQRx RSUs will accelerate and become fully vested on the date of termination.

Pursuant to the merger agreement, the outstanding EQRx RSUs, whether or not vested, will be cancelled and converted into the right to receive shares of Revolution Medicines common stock as described above under “—Treatment of EQRx Equity Awards”, and outstanding and unpaid cash retention bonuses will be accelerated and paid on or as soon as practicable following the closing of the mergers to each employee (including each EQRx executive officer) that remains employed by EQRx through immediately prior to the closing of the mergers.

2023 Annual Bonuses

Pursuant to the merger agreement, EQRx will pay cash bonuses in respect of the 2023 fiscal year to each EQRx employee (including each EQRx executive officer, but excluding Alexis Borisy, the Executive Chairman) who remains employed by EQRx (i) through the earlier of (a) December 22, 2023 or (b) the closing of the mergers or (ii) becomes entitled to severance under (a) the terms of the EQRx severance policy (as defined below) or (b) the EQRx employee severance policy, as applicable, all subject to the employee’s delivery of a release of claims in a form reasonably acceptable to EQRx that becomes effective and irrevocable within 60 days following the employee’s termination of employment. Each 2023 bonus will be equal to (i) the employee’s target annual bonus for the 2023 fiscal year, multiplied by (ii) a fraction, the numerator of which is the number of calendar days elapsed during such fiscal year through the closing of the mergers and the denominator of which is 365; except that if the closing of the mergers occurs after December 22, 2023, then the 2023 bonus will equal 100% of the employee’s target annual bonus. The following table sets forth each EQRx executive officer’s target bonus for 2023 (assuming payout at 100%):

Name	Target 2023 Bonus ($)
Melanie Nallicheri	360,000
Dina Ciarimboli	166,000
Eric Hedrick	174,800

Severance and Change in Control Policy

Each of the EQRx executive officers is eligible to receive severance benefits under the EQRx severance and change in control policy, which is referred to as the EQRx severance policy. The EQRx severance policy was initially adopted on December 16, 2020 and subsequently amended on June 29, 2023 to conform the definition of “change in control” in such policy to the corresponding definition in EQRx’s 2021 Stock Option and Incentive Plan. In the event of an EQRx executive officer’s “qualified termination” of employment, which generally includes a termination of employment by EQRx for a reason other than “cause” or by the EQRx executive officer’s resignation for “good reason” (as such terms are defined in the EQRx severance policy), subject to the EQRx executive officer’s (i) execution and non-revocation of a separation agreement containing a release of claims in favor of EQRx and its affiliates, and (ii) continued compliance with restrictive covenants that the EQRx executive officer is bound to, each EQRx executive officer is eligible to receive:

•

a lump sum amount equal to the sum of (i) 12 months of the EQRx executive officer’s base salary as in effect immediately prior to their qualified termination of employment and (ii) the EQRx executive officer’s target bonus in the year of such termination; and

•

if the EQRx executive officer elects continued health coverage under the Consolidated Omnibus Reconciliation Act of 1985 as amended, which is referred to as COBRA, a monthly cash payment in an amount equal to the monthly employer contribution that EQRx would have made to provide health insurance to the EQRx executive officer had he or she remained employed by EQRx until the earliest of 12 months following termination of employment or the end of the EQRx executive officer’s COBRA health continuation period.

In addition, in the event of an EQRx executive officer’s “qualified termination” of employment after the date of the merger agreement, prior to the effective time, subject to the EQRx executive officer’s (i) execution and non-revocation of a separation agreement containing a release of claims in favor of EQRx and its affiliates, and (ii) continued compliance with restrictive covenants that the EQRx executive officer is bound to, each EQRx executive officer’s unvested outstanding EQRx options, EQRx RSUs and shares of EQRx restricted stock will remain outstanding and the vesting of such awards shall accelerate as of the effective time.

Pursuant to the merger agreement, each EQRx employee (including each EQRx executive officer) that remains employed by EQRx as of immediately prior to the closing of the mergers will, subject to the delivery of a release of claims in a form reasonably acceptable to EQRx and Revolution Medicines that becomes effective and irrevocable within 60 days following the earlier of the employee’s termination of employment or the effective time, receive severance on or as soon as practicable following the closing date (or the effective date of such release, if later). For EQRx executive officers, such severance will be equal to the severance payments and benefits which would otherwise be paid upon the EQRx executive officer’s “qualified termination” of employment under the EQRx severance policy.

The following table sets forth the aggregate value of severance payments of benefits that each EQRx executive officer would be entitled to receive upon a “qualified termination” or subject to their continued employment as of immediately prior to the closing of the mergers and delivery of a release of claims (excluding the value of accelerated vesting of EQRx options, EQRx RSUs and shares of EQRx restricted stock which is described above under “—Treatment of EQRx Equity Awards”). Mr. Borisy will not receive any severance upon a termination of his service as Executive Chairman in connection with the mergers.

Name	Cash Severance ($)	COBRA Benefits ($)	Total ($)
Melanie Nallicheri	960,000	32,743	992,743
Dina Ciarimboli	581,000	32,743	613,743
Eric Hedrick	611,800	32,743	644,543

In addition, each of the executive officers listed in the table above will be entitled to executive-level outplacement services following the termination of their employment. The following table sets forth the estimated value of such outplacement benefits for each executive officer.

Name	Outplacement Benefits ($)
Melanie Nallicheri	60,000
Dina Ciarimboli	49,800
Eric Hedrick	52,440

Gross Up Payments

In connection with the mergers, EQRx may, in consultation with Revolution Medicines, take actions to mitigate the adverse tax consequences of Section 4999 of the Code on certain “disqualified individuals” (within the meaning of Section 280G of the Code), including our executive officers. If, after the exhaustion of all mitigation efforts, any disqualified individual is more than 110% over 3 times such disqualified individual’s base amount, then EQRx may make such disqualified individual a tax gross up payment intended to place the individual in the same after-tax position as if the excise tax pursuant to Section 4999 of the Code did not apply to them. Pursuant to the merger agreement, the aggregate amount of all tax gross up payments may not exceed $4.0 million, and may only be provided to the extent other mitigation alternatives have been exhausted. As a result, certain of the EQRx executive officers may become entitled to tax gross up payments in connection with the mergers.

Quantification of Payments and Benefits to EQRx Named Executive Officers

The following information, table and the related footnotes present information about the compensation payable to EQRx named executive officers in connection with the mergers.

Golden Parachute Compensation

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation that is based on or otherwise relates to the mergers and that is payable or may become payable to the named executive officers. The narrative and tables that follow are estimates based on multiple assumptions that may or may not actually occur. They describe potential payments and benefits to the named executive officers under their existing agreements, including payments and benefits that would be due to them in connection with the occurrence of a change of control, assuming the closing date occurred on July 30, 2023 and that each named executive officer experienced a qualified termination of employment on such closing date. The equity award values are calculated based on the average closing market price of EQRx common stock over the five trading-day period commencing on August 1, 2023, or $2.17. The actual amounts, if any, to be received by a named executive officer may differ from the amounts set forth below.

Name(1)	Cash ($)(2)	Equity ($)(3)	Perquisites/Benefits ($)(4)	Tax Reimbursements ($)5)	Total ($)
Melanie Nallicheri	1,167,123	2,240,703	92,743	—	3,500,569
Dina Ciarimboli	1,008,507	1,247,750	82,543	—	2,338,800
				—

(1)

Named Executive Officers. This table excludes Jami Rubin, a named executive officer, whose employment terminated on March 31, 2023. Ms. Rubin is not entitled to receive any compensation in connection with the mergers.

(2)

Cash. Represents (i) cash severance payments under the EQRx severance policy described above under “—Severance and Change in Control Policy” above equal to the sum of (a) 12 months of the named executive officer’s annual base salary as of July 30, 2023, and (b) the named executive officer’s target bonus for the 2023 fiscal year; (ii) for Ms. Ciarimboli, the cash retention bonuses that she is eligible to receive pursuant to her retention bonus agreement described above under “—Retention Bonuses”; and (iii) pro-rated cash bonus payments in respect of the 2023 fiscal year that will be paid pursuant to the merger agreement described above under “—2023 Annual Bonuses”. The severance payments, cash retention bonuses and 2023 cash bonuses are “single-trigger” (i.e., will become payable solely by reason of the mergers subject to each named executive officer’s continued employment). Set forth below are the separate values of each of the payments described above.

Name	Cash Severance ($)	Retention Bonus ($)	2023 Annual Bonus ($)
Melanie Nallicheri	960,000	—	207,123
Dina Ciarimboli	581,000	332,000	95,507

(3)

Equity. Represents the estimated value of merger consideration payable with respect to (i) EQRx RSUs and (ii) shares of EQRx restricted stock that will be fully accelerated as of immediately prior to the effective time, subject to each named executive officer’s continued employment through such date or “qualified termination” of employment as described above under “—Severance and Change in Control Policy.” All such amounts are “single-trigger.” Amounts exclude any value attributable to acceleration of EQRx options which have an exercise price equal to or greater than the average closing market price of EQRx common stock over the five trading-day period commencing on August 1, 2023, or $2.17. Set forth below are the estimated values of such EQRx RSUs (excluding earn-out RSUs) and shares of EQRx restricted stock (excluding earn-out shares) held by the named executive officers as of July 30, 2023, calculated based on the average closing market price of EQRx common stock over the five business-day period commencing on August 1, 2023, or $2.17.

Name	Value of EQRx RSUs ($)	Value of EQRx Restricted Stock ($)
Melanie Nallicheri	—	2,240,703
Dina Ciarimboli	1,247,750	—

(4)

Perquisites/Benefits. Represents (i) the estimated value of COBRA premiums for health benefit coverage, in an amount equal to the monthly employer contribution that EQRx would have made to provide health insurance to each named executive officer had he or she remained employed with EQRx until the earliest of 12 months following the date of termination, based on the costs of coverage and benefit elections in effect as of July 30, 2023, and (ii) the estimated value of executive-level outplacement services. All such amounts are “double-trigger” (i.e., will become payable by reason of the mergers subject to a “qualified termination” of each named executive officer’s employment). Set forth below are the separate values of each of the payments described above.

Name	COBRA Benefits ($)	Outplacement Benefits ($)
Melanie Nallicheri	32,743	60,000
Dina Ciarimboli	32,743	49,800

(5)	Tax Reimbursements. The amount of any estimated tax gross-up payments cannot be estimated at this time.

Other Interests of EQRx Directors

The merger agreement provides that, upon the closing of the mergers, the Revolution Medicines board of directors will be comprised of ten members, including one independent director from the EQRx board of directors designated by Revolution Medicines and EQRx. Such director designee will be assigned to Class II of the Revolution Medicines board of directors, the current term of which will expire at the annual meeting of Revolution Medicines stockholders to be held in 2025. Such director designee is expected to be Dr. Horning.

Alexis Borisy, Executive Chairman and a co-founder of EQRx, currently serves on the Revolution Medicines board of directors and is expected to continue to serve in such capacity following the closing of the mergers. See also the section titled “Certain Beneficial Owners of Revolution Medicines Common Stock” for information regarding Mr. Borisy’s beneficial ownership of Revolution Medicines common stock. As directors of Revolution Medicines, Mr. Borisy and Dr. Horning will be entitled to receive the same compensation and indemnification and insurance coverage as other independent directors serving on the Revolution Medicines board of directors.

Also, Dr. Clive Meanwell is Vice Chairman and a member of the board of directors of BB Biotech AG, which, pursuant to a Schedule 13G filed with the SEC on February 14, 2023, beneficially owned in excess of five percent of the outstanding shares of Revolution Medicines common stock.

Indemnification; Directors’ and Officers’ Insurance

Pursuant to the terms of the merger agreement, EQRx directors and officers will be entitled to certain on-going indemnification and coverage under directors’ and officers’ liability insurance policies following the mergers. For a more detailed description of the provisions of the merger agreement relating to director and officer indemnification, see the section titled “The Merger Agreement—Directors’ and Officers’ Insurance and Indemnification.”

Section 16 Matters

Prior to the effective time, EQRx and the EQRx board of directors will take all actions reasonably necessary to cause the dispositions of shares of EQRx common stock (including derivative securities) in connection with the mergers, by each individual who is a director or officer of EQRx subject to the reporting requirements of Section 16(a) of the Exchange Act, to be exempt under Rule 16b-3 under the Exchange Act.

Potential Future Arrangements

While, as of the date of this joint proxy statement/prospectus and except as described above, none of EQRx’s current directors or executive officers has entered into any agreements or arrangements with Revolution Medicines,

EQRx or their respective affiliates regarding continued service with Revolution Medicines, EQRx or their respective affiliates after the effective time, it is possible that Revolution Medicines, EQRx or their respective affiliates may enter into employment, consulting or other arrangements with such persons in the future.

Governance and Ownership of Revolution Medicines After Completion of the Mergers

As of the effective time, the board of directors of the combined company will consist of nine directors, including one EQRx designee, who is expected to be Dr. Horning, and seven Revolution Medicines designees, including the Chief Executive Officer of the combined company, Dr. Goldsmith.

The EQRx designee and each of the Revolution Medicines designees, other than Dr. Goldsmith, will meet the independence standards of Nasdaq with respect to the combined company as of the effective time.

Chair of the Board of Directors

Dr. Goldsmith, Revolution Medicines’ Chair of the board of directors and Chief Executive Officer as of immediately prior to the effective time, will serve as the Chair of the board of directors of the combined company.

Chief Executive Officer

As of the effective time, the Revolution Medicines Chief Executive Officer, Dr. Goldsmith, will serve as the chief executive officer of the combined company.

Name

Unless and until the parties agree that the combined company should have a different name than what is currently set forth in the charter of Revolution Medicines, the combined company’s name will be “Revolution Medicines, Inc.”

Headquarters

As of the effective time, the headquarters of the combined company will be located in Redwood City, California.

Ownership of Revolution Medicines After Completion of the Mergers

Based on the number of shares of EQRx and Revolution Medicines common stock outstanding as of September 15, 2023, the latest practicable date prior to the date of this joint proxy statement/prospectus, and assuming that the exchange ratio is 0.0734, as determined based on the volume-weighted average closing price per share of Revolution Medicines common stock for the five trading days ending on and including September 15, 2023, holders of shares of Revolution Medicines common stock as of immediately prior to the completion of the first merger would hold, in the aggregate, approximately 76.2% of the issued and outstanding shares of common stock of the combined company (based on fully diluted shares outstanding of the combined company including equity awards (using the treasury stock method) and excluding earn-out shares) following the completion of the mergers, and holders of shares of EQRx common stock as of immediately prior to the completion of the first merger would hold, in the aggregate, approximately 23.8% of the issued and outstanding shares of common stock of the combined company (based on fully diluted shares outstanding of the combined company including equity awards (using the treasury stock method) and excluding earn-out shares) following the completion of the first merger. The actual equity ownership of Revolution Medicines stockholders and EQRx stockholders in the combined company following the mergers will depend on the pre-EQRx special meeting VWAP and the number of shares of Revolution Medicines common stock and EQRx common stock outstanding immediately prior to the first merger.

Tax Treatment of the Mergers

The mergers, taken together, are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, but there are significant legal and factual uncertainties concerning such qualification, particularly given the wind-down of EQRx’s research and development programs and operations described in this joint proxy statement/prospectus. No assurance can be given that the mergers will so qualify, that the IRS will not challenge such qualification or that a court will not sustain such a challenge.

In connection with the filing of the registration statement of which this proxy statement/prospectus is a part, Goodwin Procter LLP, counsel to EQRx, has delivered an opinion to the effect that it is more likely than not that the mergers will qualify as a “reorganization.” Such opinion of counsel is based on, among other things, certain factual representations made by EQRx and Revolution Medicines and certain assumptions, all of which must be consistent with the state of facts existing at the time of the mergers. If any of these representations and assumptions are, or become, inaccurate or incomplete, such opinion may be invalid. An opinion of counsel represents counsel’s best legal judgment and is not binding on the IRS or the courts, which may not agree with the conclusions set forth in such opinion, including with respect to the uncertainties referred to above and discussed in more detail in the section titled “U.S. Federal Income Tax Consequences of the Mergers.”

The closing of the mergers is not conditioned upon achieving, or receiving a ruling from the IRS or opinion of counsel with respect to, the qualification of the mergers as a “reorganization.”

If the mergers do not qualify as a “reorganization” within the meaning of Section 368(a) of the Code for any reason, the exchange of EQRx common stock for Revolution Medicines common stock in the mergers will be a taxable transaction for U.S. federal income tax purposes.

Accounting Treatment

Revolution Medicines prepares its financial statements in accordance with US GAAP. Excluding cash and cash equivalents, the net assets being acquired are comprised primarily of one asset class, marketable securities. Also, there are no inputs, processes, and outputs being acquired in the mergers. Accordingly, accounting guidance would require the mergers to be accounted for as asset acquisitions. However, since the mergers are taking place principally for capital-raising purposes by acquiring EQRx’s liquid monetary assets such as cash and investments, the mergers will be accounted for primarily as a capital-raising transaction with an asset acquisition component for the long-lived assets held by EQRx. Revolution Medicines would be considered the accounting acquirer of EQRx’s net assets under the provisions of ASC 805, Business Combinations, due to Revolution Medicines remaining in control of the combined entity after the mergers.

The excess of the fair value of the net assets acquired over the fair value of the consideration transferred (representing the fair value of Revolution Medicines’ common stock to be issued in the mergers) will be allocated between the capital-raising transaction and the asset acquisition. The amount allocated to the asset acquisition will adjust the initial carrying value of the long-lived assets, such that the value recorded for these acquired assets will be equal to the fair value of the Revolution Medicines common stock issued for such assets. The remaining excess which is allocated to the capital-raising component (as described in Note 1: Basis of Proforma Presentation) will be recognized in equity such that the value recorded for these acquired assets will be equal to the fair value of the Revolution Medicines common stock issued for such assets.

The allocation of the purchase price is estimated and is dependent upon estimates of certain valuations that are subject to change. In addition, the final purchase price will not be known until the date of the completion of the mergers and could vary materially from the preliminary purchase price. Accordingly, the final accounting adjustments may be materially different from the preliminary unaudited pro forma adjustments presented.

Regulatory Approvals

Each party to the merger agreement has agreed to use reasonable best efforts to file, as soon as practicable after the date of the merger agreement, all notices, reports and other documents required to be filed by such party with any governmental body with respect to the mergers and the other transactions contemplated by the merger agreement (if any), and to submit promptly any additional information requested by any such governmental body.

Revolution Medicines and EQRx have agreed to:

•

consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other in advance (to the extent legally permissible), any analyses, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party to the merger agreement in connection with proceedings under or related to any filing;

•

give each other prompt notice of the commencement or known threat of commencement of any legal proceeding by or before any governmental body with respect to the mergers or any other transactions contemplated by the merger agreement, keep the other party reasonably informed as to the status of any such legal proceeding or threat, and in connection with any such legal proceeding, to permit representatives of the other party to be present at each meeting or conference relating to any such legal proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any governmental body in connection with any such legal proceeding;

•

use reasonable best efforts to take all actions necessary or advisable to satisfy the conditions to consummating the mergers, including (i) making all filings (if any) and give all notices (if any) required to be made and given by such party in connection with the mergers and the other transactions contemplated by the merger agreement, (ii) using reasonable best efforts to obtain each consent (if any) required to be obtained (pursuant to any applicable law or contract, or otherwise) by such party in connection with the mergers or any of the other transactions contemplated by the merger agreement and (iii) using reasonable best efforts to lift any restraint, injunction or other legal bar to the mergers; and

•	use reasonable best efforts to take all actions necessary or advisable to satisfy the conditions to consummating the mergers.

In addition, Revolution Medicines and EQRx have made certain agreements with respect to any filings required to be made under the HSR Act or other antitrust laws, if determined to be applicable, which are described further in the section titled “The Merger Agreement—Cooperation; Efforts to Consummate” of this joint proxy statement/prospectus. Revolution Medicines and EQRx have determined that, at the time of filing the registration statement of which this joint proxy statement/prospectus forms a part, no filing is required under the HSR Act in connection with the mergers or the other transactions contemplated by the merger agreement.

At any time before or after consummation of the mergers, a governmental body could take action under applicable law as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the mergers, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. Private parties may also seek to take legal action under applicable law under certain circumstances.

Exchange of Shares

Promptly after the effective time, Revolution Medicines will cause the Exchange Agent to deliver to each holder of record of shares of EQRx common stock immediately prior to the effective time (i) a letter of transmittal and (ii) instructions for effecting the surrender of shares of EQRx common stock in exchange for the number of shares of Revolution Medicines common stock and/or cash in lieu of fractional shares that such holder has the right to receive and any dividends or distributions to be paid pursuant to the merger agreement.

More information can be found in the section titled “The Merger Agreement—Exchange of Shares” of this joint proxy statement/prospectus.

Dividend Policy

Revolution Medicines has never declared or paid cash dividends on its capital stock. Revolution Medicines intends to retain all available funds and any future earnings, if any, to fund the development and expansion of its business, and it does not anticipate paying any cash dividends in the foreseeable future. Any future determination related to dividend policy will be made at the discretion of the Revolution Medicines board of directors and will depend upon, among other factors, Revolution Medicines’ results of operations, financial condition, capital requirements, contractual restrictions, business prospects and other factors the Revolution Medicines board of directors might deem relevant.

U.S. Federal Securities Law Consequences

Pending the effectiveness of the registration statement on Form S-4, of which this joint proxy statement/prospectus forms a part, shares of Revolution Medicines common stock issued in the mergers will not be subject to any restrictions on transfer arising under the Securities Act or the Exchange Act. This joint proxy statement/prospectus does not cover resales of Revolution Medicines common stock received by any person upon the completion of the mergers, and no person is authorized to make any use of this joint proxy statement/prospectus in connection with any resale of Revolution Medicines common stock.

Delisting and Deregistration of EQRx Common Stock

If the mergers are completed, EQRx common stock will be delisted from the Nasdaq and deregistered under the Exchange Act, and EQRx will no longer be required to file periodic reports with the SEC with respect to EQRx common stock.

EQRx has agreed to cooperate with Revolution Medicines to take, or cause to be taken, all actions necessary to delist the EQRx common stock from the Nasdaq and to terminate EQRx’s registration under the Exchange Act after the effective time.

THE MERGER AGREEMENT

The following description sets forth the principal terms of the merger agreement, which is attached as Annex A and is incorporated by reference into this joint proxy statement/prospectus. The rights and obligations of the parties are governed by the express terms and conditions of the merger agreement and not by this description, which is a summary by nature. This description does not purport to be complete and is qualified in its entirety by reference to the complete text of the merger agreement. You are encouraged to read the merger agreement carefully and in its entirety, as well as this joint proxy statement/prospectus and any documents incorporated by reference herein, before making any decisions regarding any of the proposals described in this joint proxy statement/prospectus. This section is intended to provide you with information regarding the terms of the merger agreement. Accordingly, the representations, warranties, covenants and other agreements in the merger agreement should not be read alone, and you should read the information provided elsewhere in this joint proxy statement/prospectus and in the public filings Revolution Medicines and EQRx make with the SEC, as described in the section titled “Where You Can Find More Information” beginning on page 202 of this joint proxy statement/prospectus.

Explanatory Note Regarding the Merger Agreement

The Agreement and Plan of Merger, dated as of July 31, 2023 (as it may be amended from time to time), referred to herein as the merger agreement, and this summary of terms is included to provide you with information regarding the terms of the merger agreement. Factual disclosures about Revolution Medicines and EQRx contained in this joint proxy statement/prospectus or in the public reports of Revolution Medicines and EQRx filed with the SEC may supplement, update or modify the factual disclosures about Revolution Medicines and EQRx contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by Revolution Medicines and EQRx were qualified and subject to important limitations agreed to by Revolution Medicines and EQRx in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing circumstances in which a party to the merger agreement may have the right not to consummate the mergers if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, and were not intended by the parties to the merger agreement to be a characterization of the actual state of facts or condition of Revolution Medicines or EQRx, except as expressly stated in the merger agreement. The representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by the matters contained in the confidential disclosures that Revolution Medicines and EQRx each delivered in connection with the merger agreement, which disclosures were not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this joint proxy statement/prospectus, may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement or in the respective public filings made by each of Revolution Medicines or EQRx with the SEC.

Additional information about Revolution Medicines and EQRx may be found elsewhere in this joint proxy statement/prospectus and in the public filings Revolution Medicines and EQRx make with the SEC. See the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

Structure of the Mergers

Pursuant to the terms of the merger agreement, (i) Merger Sub I will merge with and into EQRx, referred to herein as the first merger, with EQRx as the surviving corporation, referred to herein as the first merger surviving corporation, in the first merger and continuing as a wholly owned subsidiary of Revolution Medicines and (ii) as soon as practicable after the first merger and as the second step in a single integrated transaction with the first merger, EQRx will merge with and into Merger Sub II, referred to herein as the second merger, with Merger Sub II as the surviving company, referred to herein as the surviving company, in the second merger and continuing as a wholly owned subsidiary of Revolution Medicines. The first merger and the second merger together are referred to as the mergers.

Completion and Effectiveness of the Mergers

The closing of the mergers, or the closing, will take place through the electronic exchange of required documentation as soon as reasonably practicable, and in no event later than two business days after the satisfaction or waiver of all conditions for completion of the mergers set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of each of such conditions), or at such other time, place and/or date as Revolution Medicines and EQRx may otherwise mutually agree in writing. The date on which the closing actually takes place is referred to herein as the closing date.

On the date of the closing, EQRx, Merger Sub I and Merger Sub II will, as applicable, file, with the Secretary of State of the State of Delaware as provided under the DGCL and the DLLCA, as applicable, (i) the certificate of merger relating to the first merger, which is referred to as the first certificate of merger, and (ii) as soon as practicable after the effective time, and in any case, on the same day as the effective time, the certificate of merger relating to the second merger, which is referred to as the second certificate of merger. The first merger will become effective at the time of the filing of the first certificate of merger with the Secretary of State of the State of Delaware or at such later time as may be designated jointly by Revolution Medicines and EQRx and specified in the first certificate of merger. The second merger will become effective at the time of the filing of the second certificate of merger with the Secretary of State of the State of Delaware or at such later time as may be designated jointly by Revolution Medicines and EQRx and specified in the second certificate of merger.

Revolution Medicines and EQRx are working to complete the mergers prior to 12:00 a.m., Eastern Time, on January 31, 2024. It is possible that factors outside the control of both companies could result in the mergers being completed at a different time, or not at all.

Merger Consideration

At the effective time, by virtue of the first merger and without any further action on the part of Revolution Medicines, Merger Sub I, EQRx, or any stockholder of EQRx or Merger Sub I, each share of EQRx common stock that is issued and outstanding immediately prior to the effective time (other than the shares that are held by EQRx in treasury or owned by Revolution Medicines, Merger Sub I, Merger Sub II or any wholly owned subsidiary of EQRx or Revolution Medicines) will be converted into the right to receive a number of validly issued, fully paid and non-assessable shares of Revolution Medicines common stock equal to the exchange ratio, which shares of Revolution Medicines common stock (in the aggregate) are referred to herein as the merger consideration. No fractional shares of Revolution Medicines common stock will be issued as merger consideration, and EQRx stockholders will receive cash in lieu of any fractional shares as part of the merger consideration, as specified in the merger agreement. At the effective time, all shares of EQRx common stock held by EQRx in treasury or owned by Revolution Medicines, Merger Sub I, Merger Sub II or any wholly owned subsidiary of EQRx or Revolution Medicines will be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange for such shares.

The exchange ratio will be determined by dividing (i) the aggregate number of shares of Revolution Medicines common stock to be issued as merger consideration by (ii) the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement.

The exchange ratio numerator (i.e., the aggregate number of shares of Revolution Medicines common stock to be issued as merger consideration) will equal the sum (rounded to the nearest whole share) of (i) 7,692,308 shares of Revolution Medicines common stock, which was determined by dividing $200,000,000 of the aggregate purchase price by $26.00 per share of Revolution Medicines common stock, plus (ii) an additional number of shares of Revolution Medicines common stock, which will be determined prior to the EQRx special meeting by dividing (a) $870,000,000 of the aggregate purchase price by (b) (1) the pre-EQRx special meeting VWAP, multiplied by (2) 0.94.

The exchange ratio denominator (i.e., the number of shares of EQRx common stock outstanding immediately prior to the effective time, determined in accordance with the merger agreement) will:

•	take into account the number of shares of EQRx common stock subject to in-the-money EQRx options and EQRx RSUs and include shares of EQRx restricted stock;

•	include 10% of the shares of EQRx common stock subject to EQRx warrants; and

•

include 10% of the shares of EQRx common stock subject to the EQRx earn-out (to the extent not waived by the applicable EQRx earn-out holder, as described further below in “—Treatment of EQRx Equity Awards, EQRx Warrants and the EQRx Earn-Out”).

The exchange ratio is floating, which means that it will change between now and the date of the EQRx special meeting, depending upon the pre-EQRx special meeting VWAP. The exchange ratio will be calculated promptly following the determination of the pre-EQRx special meeting VWAP, which will be known following the closing of the Nasdaq Select market on the sixth business day prior to the scheduled EQRx special meeting date as set forth in the notice of meeting included in the definitive form of this joint proxy statement/prospectus. EQRx and Revolution Medicines will publicly disclose the exchange ratio pursuant to a press release and/or the filing of Current Reports on Form 8-K with the SEC. See the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

The market price of Revolution Medicines common stock has fluctuated since the date of the announcement of the merger agreement and may continue to fluctuate from the date of this joint proxy statement/prospectus to the date of the special meetings, the date the mergers are completed and thereafter. The market price of Revolution Medicines common stock, when received by EQRx equityholders after the mergers are completed, could be greater than, less than or the same as the market price of Revolution Medicines common stock on the date of this joint proxy statement/prospectus or at the time of the special meetings.

Accordingly, you should obtain current market quotations for Revolution Medicines common stock and EQRx common stock before deciding how to vote with respect to any of the proposals described in this joint proxy statement/prospectus. Revolution Medicines common stock is traded on the Nasdaq Select under the symbol “RVMD” and EQRx common stock is traded on the Nasdaq Global under the symbol “EQRX.”

Treatment of EQRx Equity Awards, EQRx Warrants and the EQRx Earn-Out

Treatment of EQRx Equity Awards

The vesting and exercisability of each EQRx option and the vesting of each share of EQRx restricted stock will be accelerated in full as of immediately prior to the effective time. Prior to the effective time, each holder of EQRx options will be provided the opportunity to exercise the holder’s EQRx options, whether or not vested, for a period determined by the EQRx board of directors that ends on or prior to the tenth business day prior to the scheduled EQRx special meeting date, provided that the exercise of any unvested EQRx option that will vest as described in this paragraph will be conditioned on the occurrence of the effective time. EQRx must take all actions necessary to prohibit exercise of EQRx options after the tenth business day prior to the EQRx special meeting date.

At the effective time:

•	each in-the-money EQRx option, will be cancelled and converted automatically into the right to receive a number of shares of Revolution Medicines common stock based on the exchange ratio after taking into account the exercise price (all EQRx options that do not constitute in-the-money EQRx options will be terminated at the effective time for no consideration);

•

each EQRx RSU (other than earn-out RSUs), outstanding immediately prior to the effective time, whether or not vested, will be cancelled and converted into the right to receive shares of Revolution Medicines common stock based on the exchange ratio (earn-out RSUs will be cancelled as of the closing of the mergers for no consideration); and

•

each outstanding share of EQRx restricted stock that is accelerated in full immediately prior to the effective time will be treated the same as all other outstanding shares of EQRx common stock under the merger agreement.

The amount of any required withholding (as described further in “—Withholding Rights”) with respect to in-the-money EQRx options, EQRx RSUs and shares of EQRx restricted stock that are converted into shares of Revolution Medicines common stock at the effective time will be satisfied by selling shares of Revolution Medicines common stock and remitting the proceeds to the proper taxing authorities through Revolution Medicines.

Treatment of EQRx Warrants

At the effective time, each EQRx warrant will, in accordance with its terms, automatically cease to represent a warrant exercisable for EQRx common stock and will become a warrant exercisable for the merger consideration that the holder of such EQRx warrant would have received if such EQRx warrant had been exercised immediately prior to the effective time. For the avoidance of doubt, no holder of an EQRx warrant will be entitled to receive any merger consideration in exchange for such EQRx warrant.

Treatment of EQRx Earn-Out

EQRx remains subject to an obligation, which is referred to as the EQRx earn-out, under the definitive merger agreement dated August 5, 2021 entered into in connection with EQRx’s business combination transaction with Legacy EQRx, which is referred to as the EQRx DeSPAC merger agreement, to deliver up to 50,000,000 shares of EQRx common stock on the terms and subject to the conditions specified in the EQRx DeSPAC merger agreement, or the EQRx earn-out. Each share of EQRx common stock that is issued and outstanding immediately prior to the effective time and held in escrow subject to the EQRx earn-out will be converted in the same manner as all other shares of EQRx common stock under the merger agreement. Prior to signing the merger agreement, EQRx delivered signed waiver and release agreements from Legacy EQRx stockholders holding rights with respect to at least a majority of the shares subject to the EQRx earn-out, pursuant to which such holders have waived (effective immediately prior to the effective time) their respective rights to receive the applicable shares subject to the EQRx earn-out and any other right with respect to the EQRx earn-out. EQRx may obtain additional waiver and release agreements prior to the EQRx special meeting, as described further below in “—EQRx Earn-Out.”

Exchange of Shares

Exchange Agent

Prior to the effective time, Revolution Medicines will issue and cause to be deposited with the Exchange Agent (i) evidence of non-certificated shares of Revolution Medicines common stock represented by book entry issuable as merger consideration pursuant to the merger agreement, and (ii) cash sufficient to make payments in lieu of fractional shares in accordance with the merger agreement. The shares of Revolution Medicines common stock and cash so deposited with the Exchange Agent, together with any dividends or distributions received by the Exchange Agent with respect to such shares of Revolution Medicines common stock, are referred to collectively as the exchange fund.

Exchange Procedures

Promptly after the effective time, Revolution Medicines will cause the Exchange Agent to deliver to each holder of record of shares of EQRx common stock immediately prior to the effective time (i) a letter of transmittal and (ii) instructions for effecting the surrender of shares of EQRx common stock in exchange for the number of shares of Revolution Medicines common stock and/or cash in lieu of fractional shares that such holder has the right to receive and any dividends or distributions to be paid pursuant to the merger agreement.

Dividends and Distributions with Respect to Unexchanged Shares of EQRx Common Stock

No dividends or other distributions with respect to shares of Revolution Medicines common stock with a record date after the effective time will be paid to the holder of any un-surrendered share representing EQRx common stock, unless and until such holder surrenders the share of EQRx common stock in accordance with the merger agreement. Following the surrender of any share of EQRx common stock, there will be paid to the holder of whole shares of Revolution Medicines common stock issued in exchange therefor, without interest, (i) promptly following such surrender, the dividends or other distributions with a record date after the effective time payable with respect to such whole shares of Revolution Medicines common stock that have not been paid, and (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such whole shares of Revolution Medicines common stock with a record date after the effective time, but with a payment date subsequent to surrender.

Treatment of Fractional Shares

No fractional shares of Revolution Medicines common stock will be issued upon the surrender for exchange of shares of EQRx common stock, and such fractional shares will not entitle the owner to vote or to any rights of a stockholder of Revolution Medicines. Any holder of shares of EQRx common stock who would otherwise have been entitled to receive a fraction of a share of Revolution Medicines common stock (after aggregating all fractional shares of Revolution Medicines common stock issuable to such holder) shall, in lieu of such fraction of a share and upon surrender of such holder’s shares of EQRx common stock, be paid in cash the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by the closing price of a share of Revolution Medicines common stock on the Nasdaq Select on the last business day prior to the date on which the first merger becomes effective.

Termination of the Exchange Fund

Any portion of the exchange fund that remains undistributed to holders of record of shares of EQRx common stock for one year after the effective time must be delivered to Revolution Medicines upon demand, and any such holders who have not theretofore surrendered their stock certificates or book entry shares in accordance with the merger agreement will be entitled to thereafter look only to Revolution Medicines for delivery of their shares of Revolution Medicines common stock pursuant to the merger agreement (and cash in lieu of any fractional share of Revolution Medicines common stock pursuant to the merger agreement and any dividends or other distributions pursuant to the merger agreement), less any required tax withholdings as provided in the merger agreement.

None of Revolution Medicines, the first merger surviving corporation, the surviving company or the Exchange Agent will be liable to any former holder of EQRx common stock or to any person for any merger consideration delivered to a public official pursuant to any applicable abandoned property law, escheat law or other law.

Withholding Rights

Each of Revolution Medicines, the first merger surviving corporation, the surviving company and the Exchange Agent will be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to the merger agreement to any former holder of EQRx common stock such amounts as may be required to be deducted or withheld from such consideration under the Code or any other provision of applicable law.

Adjustments to Prevent Dilution

If, between the time of calculating the exchange ratio and the effective time, the outstanding shares of EQRx common stock or Revolution Medicines common stock are changed into, or exchanged for, a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, combination of shares, reclassification, recapitalization or other similar transaction, then the exchange ratio will be equitably adjusted to the extent necessary to provide the holders of EQRx common stock and Revolution Medicines common stock with the same economic effect as contemplated by the merger agreement prior to such stock split, division or subdivision of shares, stock dividend, reverse stock split, combination of shares, reclassification, recapitalization or other similar transaction.

No Appraisal Rights

EQRx stockholders are not entitled to appraisal rights in connection with the mergers under the DGCL.

Governance Matters

Under the merger agreement, Revolution Medicines and EQRx have agreed to certain provisions relating to the governance of Revolution Medicines as of the effective time, including regarding the composition of the board of directors of Revolution Medicines. For a more detailed description of the governance matters relating to Revolution Medicines, see the section titled “The Mergers—Governance and Ownership of Revolution Medicines After Completion of the Mergers” beginning on page 126 of this joint proxy statement/prospectus.

Representations and Warranties

The merger agreement contains representations and warranties made by EQRx, on the one hand, and by Revolution Medicines, Merger Sub I and Merger Sub II, on the other hand. Such representations and warranties are subject, in some cases, to specified exceptions and qualifications contained in confidential disclosure letters and qualified by certain information filed by the parties with the SEC, excluding, in each case, any disclosures set forth in any risk factor section, any “forward-looking statements” section or any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature. Each of Revolution Medicines and EQRx has made representations and warranties regarding, among other things:

•	corporate organization and good standing;

•	ownership of subsidiaries;

•	authority with respect to the execution and delivery of the merger agreement and the due and valid execution and delivery and enforceability of the merger agreement;

•	capitalization;

•	absence of conflicts with, or violations of, organizational documents, applicable law and other contracts;

•	inapplicability of certain takeover laws;

•	approvals required in connection with the mergers;

•	certain SEC filings and the financial statements contained in those filings;

•	controls and procedures for required disclosures of financial and non-financial information in certain reports filed with the SEC;

•

absence of certain changes and events from the latest consolidated unaudited balance sheet included in SEC filings prior to the signing of the merger agreement through the date of execution of the merger agreement;

•	accuracy of information supplied or to be supplied for use in this joint proxy statement/prospectus;

•	absence of undisclosed liabilities (other than certain specified exceptions);

•	absence of certain legal proceedings or orders;

•	title to assets;

•	intellectual property;

•	affiliate transactions;

•	tax matters;

•	compliance with laws;

•	environmental matters;

•	insurance matters;

•	benefits matters, ERISA compliance, collective bargaining agreements and other employee and labor matters;

•	data privacy and cybersecurity matters;

•	anti-bribery and anti-corruption matters;

•	healthcare regulatory matters;

•	possession of, and compliance with, applicable permits and governmental authorizations;

•	ownership of the other party’s common stock;

•	brokerage fees that may be payable in connection with the mergers; and

•	CFIUS matters.

The merger agreement also contains certain representations and warranties of (i) EQRx with respect to material contracts and the absence of breaches of material contracts, real property matters and an opinion from a financial advisor and (ii) Revolution Medicines, Merger Sub I and Merger Sub II with respect to the lack of prior business activities and capitalization of Merger Sub I and Merger Sub II and each of Merger Sub I’s and Merger Sub II’s authority with respect to the execution and delivery of the merger agreement and the valid authorization and issuance of merger consideration.

Many of the representations and warranties in the merger agreement are qualified by a “materiality” or “material adverse effect” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material or have a material adverse effect). Under the merger agreement, a “material adverse effect” means, with respect to a party, any fact, effect, change, event, development or circumstance that, considered individually or together with all other such effects, (i) has, or would reasonably be expected to have, a material adverse effect on the assets, liabilities (whether matured or unmatured, absolute or contingent, or otherwise), business, financial condition or results of operations of such party and its subsidiaries, taken as a whole, or (ii) would reasonably be expected to prevent or materially impair or delay the consummation of the mergers by such party. Notwithstanding the foregoing, no fact, effect, change, event, development or circumstance resulting from any of the following, alone or in combination, will be taken into account in determining whether there has occurred a “material adverse effect”:

•	general business or economic conditions generally affecting the industries in which the applicable party and its subsidiaries operate;

•

acts of war, the outbreak or escalation of armed hostilities, acts of terrorism, earthquakes, wildfires, hurricanes or other natural disasters and health emergencies, including pandemics (including COVID-19 and any evolutions or mutations thereof);

•

any effect, change, event or occurrence generally affecting the credit or financial or capital markets in the United States, including changes in interest or exchange rates, monetary policy or inflation;

•	any change in, or any compliance with or action taken for the purpose of complying with, any law or GAAP (or interpretations of any law or GAAP);

•

any change in the stock price or trading volume of such party’s common stock (however, any fact, effect, change, event, development or circumstance causing or contributing to any change in stock price or trading volume may be taken into account in determining whether a “material adverse effect” has occurred, unless such fact, effect, change, event, development or circumstance is otherwise excepted);

•

the failure of the applicable party to meet internal or analysts’ expectations or projections or the results of operations of such party (however, any fact, effect, change, event, development or circumstance causing or contributing to any change in stock price or trading volume may be taken into account in determining whether a “material adverse effect” has occurred, unless such fact, effect, change, event, development or circumstance is otherwise excepted);

•

any securityholder litigation arising from or relating to the mergers or the other transactions contemplated by the merger agreement that is brought against such party, its subsidiaries and/or any of such party’s directors or officers;

•

the execution, announcement or performance of the merger agreement or the pendency or consummation of the mergers or the other transactions contemplated by the merger agreement, including any disruption in or termination of (or loss of or other negative effect or change with respect to) such party’s contractual relationships with existing employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees or similar business relations of such party (however, the foregoing will not apply to any representation or warranty of a party that is expressly intended to address the consequences of the execution, announcement or performance of the merger agreement or the pendency or consummation of the mergers or the other transactions contemplated by the merger agreement); and

•

solely with respect to determining whether a “material adverse effect” has occurred with respect to EQRx, the mutually-agreed winding down of EQRx programs, or the wind-down programs, to the extent undertaken in accordance with the merger agreement.

Any changes of the sort referred to in the first three bullets above may be taken into account in determining whether a “material adverse effect” has occurred to the extent that the applicable party and its subsidiaries, taken as a whole, are disproportionately affected relative to other similarly situated companies in the industries in which such party and its subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a “material adverse effect.”

The representations and warranties of the parties do not survive the effective time of the mergers.

Conduct of Business Prior to the Effective Time

In the merger agreement, Revolution Medicines and EQRx have each agreed to certain obligations and restrictions with respect to the conduct of their respective business from the date of the merger agreement until the effective time (or the earlier termination of the merger agreement), subject to certain specified exceptions, and unless expressly required by the merger agreement or required by law or the regulations or requirements of any stock exchange or the other party consents in writing (which consent will not, in certain cases, be unreasonably withheld, conditioned or delayed).

Revolution Medicines Conduct of Business

Revolution Medicines and each of its subsidiaries will use commercially reasonable efforts to conduct its business and operations in the ordinary course of business in all material respects.

In addition, Revolution Medicines and each of its subsidiaries will not:

•

(i) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock or other securities of Revolution Medicines or (ii) repurchase, redeem or otherwise reacquire any shares of capital stock or other securities of Revolution Medicines, other than (a) repurchases from terminated employees, directors or consultants of Revolution Medicines or its subsidiaries or (b) in connection with the payment of the exercise price and/or withholding taxes incurred upon the exercise, settlement or vesting of any award granted under a Revolution Medicines stock incentive plan in accordance with the terms of such award in effect on the date of the merger agreement;

•

sell, issue, grant, pledge or otherwise dispose of or encumber, or authorize or agree to the sale, issuance, grant, pledge or other disposition or encumbrance of: (i) any capital stock or other security of Revolution Medicines (other than (a) the issuance of Revolution Medicines common stock upon the valid exercise of Revolution Medicines options or the vesting of Revolution Medicines restricted stock units, in each case, to the extent outstanding as of the date of the merger agreement or granted after the date of the merger agreement in accordance with the merger agreement, (b) the issuance of Revolution Medicines common stock under the Revolution Medicines employee stock purchase plan, and (c) the sale and issuance of shares of Revolution Medicines common stock under Revolution Medicines’ at-the-market equity offering program conducted under the sales agreement between Revolution Medicines and Cowen and Company, LLC from time to time of up to $50,000,000, in the aggregate; provided, that no such sale or issuance may occur during the period that the pre-EQRx special meeting VWAP is being determined); (ii) any option, call, warrant or right to acquire any capital stock or other security of Revolution Medicines; or (iii) any instrument convertible into or exchangeable for any capital stock or other security of Revolution Medicines, in each case of clauses (ii) and (iii) above, except for the grant of equity awards in the ordinary course of business consistent with past practice under the Revolution Medicines stock incentive plan and the grant of purchase rights under the Revolution Medicines employee stock purchase plan in the ordinary course of business consistent with past practice;

•	amend or permit the adoption of any amendment to the certificate of incorporation or bylaws of Revolution Medicines;

•

effect or be a party to any acquisition, merger, consolidation, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction (other than the transactions contemplated by the merger agreement);

•

(i) lend money to any person (other the advancement of expenses to employees and directors for routine travel and business expense made in the ordinary course of business consistent with past practice) or (ii) incur or guarantee any indebtedness for borrowed money, including any such indebtedness of others;

•

effect any acquisition, disposition, merger, consolidation, share exchange, business combination or other similar transaction that would reasonably be expected to prevent or materially impair or materially delay effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part under the Securities Act;

•	materially change any of its methods of accounting or accounting practices in any respect, except insofar as may be required by GAAP or regulatory guidelines;

•

sell, transfer, lease, abandon, cancel, fail to maintain, let lapse or convey, surrender or dispose of any assets, properties or business (or group of related assets, properties or businesses) of Revolution Medicines or its subsidiaries that are material to Revolution Medicines and its subsidiaries, taken as a whole (including any material Revolution Medicines intellectual property); or

•	agree, resolve or commit to do any of the foregoing.

Revolution Medicines also agrees to promptly notify EQRx in writing of any event, condition, fact or circumstance that would reasonably be expected to make the timely satisfaction of any of the parties’ mutual conditions to closing or the conditions to closing to be satisfied by Revolution Medicines impossible or unlikely, or that has had or would reasonably be expected to have or result in a material adverse effect with respect to Revolution Medicines. Without limiting the generality of the foregoing, Revolution Medicines will notify EQRx in writing of: (i) any claim asserted or legal proceeding commenced, or, to the knowledge of Revolution Medicines, threatened, against, relating to, involving or otherwise affecting any of the transactions contemplated by the merger agreement; or (ii) any knowledge of any notice from any person alleging that the consent of such person is or may be required in connection with the mergers or any of the other transactions contemplated by the merger agreement.

EQRx Conduct of Business

EQRx and each of its subsidiaries will:

•	use reasonable best efforts to conduct its business and operations in accordance with a mutually-agreed budget, which is referred to as the EQRx budget; and

•

use commercially reasonable efforts to ensure that EQRx and its subsidiaries terminate and conduct an orderly wind-down of certain mutually agreed EQRx programs, referred to as the wind-down programs; provided, that EQRx and its subsidiaries will not be required to take any action or inaction that would constitute a breach of EQRx’s obligations under the merger agreement, so long as, in each such instance, EQRx has provided written notice to Revolution Medicines of such conflict and a reasonable opportunity for Revolution Medicines to consult with EQRx and, if practicable, resolve such conflict.

In addition, EQRx and each of its subsidiaries will not:

•

(i) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock or other securities of EQRx or its subsidiaries (other than dividends or distributions by a wholly owned subsidiary of EQRx to EQRx or another wholly owned subsidiary of EQRx), or (ii) repurchase, redeem or otherwise reacquire any shares of capital stock or other securities of EQRx or its subsidiaries, other than (a) repurchases from terminated employees, directors or consultants of EQRx or its subsidiaries, or (b) in connection with the payment of the exercise price and/or withholding taxes incurred upon the exercise, settlement or vesting of any award granted under an EQRx stock incentive plan in accordance with the terms of such award in effect on the date of the merger agreement;

•

sell, issue, grant, pledge or otherwise dispose of or encumber, or authorize or agree to the sale, issuance, grant, pledge or other disposition or encumbrance of: (i) any capital stock or other security (other than the issuance of EQRx common stock upon the valid exercise of EQRx options or EQRx warrants or the vesting of EQRx RSUs, in each case, to the extent outstanding as of the date of the merger agreement); (ii) any option, call, warrant or right to acquire any capital stock or other security; or (iii) any instrument convertible into or exchangeable for any capital stock or other security;

•

other than as required pursuant to the terms of an EQRx employee plan as in effect on the date of the merger agreement or, solely with respect to the EQRx earn-out, as expressly permitted by the merger agreement, amend or waive any of its rights under, or accelerate the vesting of EQRx options, EQRx

RSUs or shares of EQRx restricted stock, collectively referred to as EQRx equity awards, granted under, any provision of any of an EQRx stock incentive plan, any EQRx warrants, any provision of any contract evidencing any outstanding EQRx equity award or EQRx warrant, the EQRx DeSPAC merger agreement or any contract ancillary thereto in respect of the EQRx earn-out, or otherwise modify any of the terms of any EQRx equity award, any EQRx warrant, the EQRx earn-out or any other option, call, warrant or right to acquire any capital stock or other security, any instrument convertible or exchangeable for any capital stock or other security, or any related contract;

•	amend or permit the adoption of any amendment to the certificate of incorporation or bylaws or other charter or organizational documents of EQRx or its subsidiaries;

•

form any subsidiary, acquire any equity interest or other interest in any other person (other than marketable securities purchased in the ordinary course in accordance with mutually agreed investment policy guidelines), or enter into a joint venture or similar arrangement with any other person;

•

effect or be a party to any acquisition, merger, consolidation, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction (other than the transactions contemplated by the merger agreement);

•

except for any action (i) taken in accordance with the EQRx budget (including the 10% “cushion” described therein) or (ii) expressly required by and taken in accordance with the terms of the merger agreement, (a) make any expenditures (including capital expenditures), (b) permit, agree to or consent to the incurrence of any liability that would be material to EQRx and its subsidiaries, taken as a whole, or (c) discharge or satisfy any monetary liabilities;

•

(i) enter into or become bound by any contract that would have been an EQRx material contract under the merger agreement if entered into on or prior to the date of the merger agreement, other than as expressly permitted by the merger agreement, or (ii) amend, voluntarily terminate or waive any material right or remedy under any EQRx material contract, other than (a) a termination upon the expiration of any such EQRx material contract in accordance with its terms or (b) a termination of any such EQRx material contract pursuant to which EQRx or its subsidiaries (x) incur monetary liabilities in accordance with the EQRx budget and (y) incur no material non-monetary obligations;

•	except as provided for in the EQRx budget, acquire, lease or license any right or asset (or group of related rights or assets) from any other person;

•

(i) except as provided for in the EQRx budget, sell, transfer, lease, convey or dispose of any assets, properties or business (or group of related assets, properties or businesses) of EQRx or its subsidiaries (including EQRx intellectual property and EQRx software); and (ii) except (a) as provided for in the EQRx budget or (b) otherwise consistent with the winding down of the wind-down programs, abandon, cancel, fail to maintain, let lapse or surrender any assets, properties or business (or group of related assets, properties or businesses) of EQRx or its subsidiaries (including EQRx intellectual property and EQRx software);

•

except as provided for in the EQRx budget, make any pledge of any of its rights or assets (or group of related rights or assets), or permit any of its rights or assets (or group of related rights or assets) to become subject to any encumbrances (other than those permitted under the merger agreement);

•

(i) lend money to any person (other the advancement of expenses to employees and directors for routine travel and business expense made in the ordinary course of business consistent with past practice), or (ii) incur or guarantee any indebtedness for borrowed money, including any such indebtedness of others;

•

other than as required pursuant to the terms of an EQRx employee plan as in effect on the date of the merger agreement: (i) adopt, terminate, establish or enter into any EQRx employee plan or any plan, program, policy, agreement or arrangement that would be an EQRx employee plan if it was in effect on the date of the merger agreement; (ii) cause or permit any EQRx employee plan to be amended or modified in a manner that would, individually or in the aggregate, materially increase costs, obligations or liabilities for EQRx or Revolution Medicines, or accelerate the vesting of any compensation for the benefit of any current or former director, officer, employee or consultant; (iii) increase the amount of the wages, salary, commissions, bonus compensation or other compensation or benefit payable to any of its current or former directors, officers, employees or consultants; (iv) pay any bonus or make any profit-sharing or similar payment to, or enter into or amend any employment severance, retention or change-of-control or termination agreement with any current or former director, officer, employee or consultant (or make any related or similar payments); or (v) hire, terminate (other than for cause or as otherwise contemplated by the EQRx budget) or change the employment status or title of, or promote, any officer or employee (other than any hire, change of employment title or promotion of an employee to fill a vacancy resulting from the resignation, without good reason, of an officer or key employee of EQRx or its subsidiaries);

•	recognize any labor union or labor organization;

•	materially change any of its methods of accounting or accounting practices in any respect, except insofar as may be required by GAAP or regulatory guidelines;

•

make, change or revoke any income or other material tax election, fail to pay any income or other material tax as such tax becomes due and payable, file any amendment making any material change to any tax return, settle or compromise any income or other material tax liability or submit any voluntary disclosure application, request or consent to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material taxes, or adopt or change any material accounting method in respect of taxes;

•

except as permitted under the merger agreement with respect to securityholder litigation, commence, initiate, settle or compromise any legal proceeding or other material claim against EQRx or its subsidiaries; or

•	agree, resolve or commit to do any of the foregoing.

EQRx also agrees to promptly notify Revolution Medicines in writing of any event, condition, fact or circumstance that would reasonably be expected to make the timely satisfaction of any of the parties’ mutual conditions to closing or the conditions to closing to be satisfied by EQRx impossible or unlikely, or that has had or would reasonably be expected to have or result in a material adverse effect with respect to EQRx. Without limiting the generality of the foregoing, EQRx will notify Revolution Medicines in writing of: (i) any claim asserted or legal proceeding commenced, or, to the knowledge of EQRx, threatened, against, relating to, involving or otherwise affecting any of the transactions contemplated by the merger agreement; (ii) any knowledge of any notice from any person alleging that the consent of such person is or may be required in connection with the mergers or any of the other transactions contemplated by the merger agreement; or (iii) any other material legal proceeding or material claim threatened, commenced or asserted against or with respect to EQRx or its subsidiaries.

No Solicitation or Negotiation of Acquisition Proposals

Revolution Medicines and EQRx have each agreed that, with respect to such party, they will not, and that they will cause their respective subsidiaries and their and their respective subsidiaries’ representatives not to, directly or indirectly, from the date of the merger agreement until the effective time (or the earlier termination of the merger agreement):

•

solicit, initiate, induce or knowingly encourage or facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal;

•

subject to certain standard exceptions, participate in any discussions or negotiations or knowingly cooperate in any way with any person regarding any proposal or offer, the consummation of which would constitute an acquisition proposal;

•

knowingly provide any non-public information or data concerning such party or any of its subsidiaries to any person in connection with any proposal, the consummation of which would constitute an acquisition proposal or for the purpose of soliciting, initiating, inducing or knowingly encouraging or facilitating an acquisition proposal;

•

enter into any binding or nonbinding letter of intent, term sheet, memorandum of understanding, merger agreement, acquisition agreement, agreement in principle, option agreement, joint venture agreement, partnership agreement, lease agreement or other similar agreement (other than an acceptable confidentiality agreement entered into in accordance with the merger agreement) with respect to an acquisition proposal or any proposal or offer that could reasonably be expected to lead to an acquisition proposal;

•

adopt, approve or recommend or make any public statement approving or recommending any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal (including by approving any transaction, or approving any person becoming an “interested stockholder,” for purposes of Section 203 of the DGCL);

•

take any action or exempt any person (other than the other party and its subsidiaries) from the restriction on “business combinations” or any similar provision contained in applicable takeover laws or EQRx’s organizational or other governing documents; or

•	resolve, publicly propose or agree to do any of the foregoing.

An “acquisition proposal” means, with respect to Revolution Medicines and EQRx, as applicable, any proposal (other than a proposal or offer by the other party or any of its affiliates) for: (i) any merger, consolidation, share exchange, business combination, issuance of securities, direct or indirect acquisition of securities, recapitalization, tender offer, exchange offer or other similar transaction in which a person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of persons directly or indirectly acquires, or if consummated in accordance with its terms would acquire, beneficial or record ownership of securities representing more than 20% of the outstanding shares of any class of voting securities of such party; (ii) any transaction in which such party directly or indirectly issues securities representing more than 20% of the outstanding shares of any class of voting securities of such party; or (iii) any direct or indirect sale, lease, license, exchange, transfer, acquisition or disposition of any assets of such party and/or its subsidiaries that constitute or account for (x) more than 20% of the consolidated net revenues of such party and its subsidiaries, consolidated net income of such party and its subsidiaries or consolidated book value of such party and its subsidiaries; or (y) more than 20% of the fair market value of the consolidated assets of such party and its subsidiaries.

Notwithstanding the limitations described above, prior to the time, but not after, in the case of EQRx, the required EQRx stockholder approval is obtained or, in the case of Revolution Medicines, the required Revolution Medicines stockholder approval is obtained, Revolution Medicines or EQRx, as applicable, may, in response to an unsolicited, bona fide written acquisition proposal (which was made after the date of the merger agreement and has not been withdrawn) that did not result from a breach, in any material respect, of the non-solicitation and no change in recommendation provisions of the merger agreement, and so long as it has provided prior written notice to the other party of the identity of such person and its intention to engage or participate in any discussions or negotiations with any such person, (i) provide access to non-public information regarding such party and its subsidiaries to the person who made such acquisition proposal; provided, that such information has previously been made available to the other party or is provided to the other party substantially concurrently with the making of such information available to such person and that, prior to furnishing any such non-public information, such party receives from the person making such acquisition proposal an executed acceptable confidentiality agreement entered into in accordance with the merger agreement; and (ii) engage or participate in any discussions or negotiations with any such person regarding such acquisition proposal; if, and only if, prior to taking any action described in clause (i) or (ii) above, such party’s board of directors determines in good faith, after consultation with outside financial advisors and outside legal counsel, that (x) such acquisition proposal constitutes a superior proposal or would reasonably be expected to lead to a superior proposal, and (y) the failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

A “superior proposal” means, with respect to Revolution Medicines and EQRx, as applicable, any bona fide, written acquisition proposal on terms that the applicable party’s board of directors determines in its good faith judgment, after consultation with outside financial advisors and outside counsel, would reasonably be expected to be consummated in accordance with its terms, taking into account all factors as such party’s board of directors considers to be appropriate, including legal, financial and regulatory aspects of the proposal and the person or group of persons making the acquisition proposal, and, if consummated, would result in a transaction more favorable to such party’s stockholders from a financial point of view than the mergers (after taking into account any revisions to the terms of the transactions contemplated by the merger agreement (as described further below) and the time likely to be required to consummate such acquisition proposal). For purposes of the definition of “superior proposal,” the references to “20%” in the definition of “acquisition proposal” are deemed to be references to “50%.”

Notice Regarding Acquisition Proposals

Revolution Medicines and EQRx each must promptly (and, in any event, within 24 hours) notify the other party in writing if (i) any written or other inquiries, proposals or offers with respect to an acquisition proposal or any inquiries, proposals, offers or requests for non-public information relating to or that could reasonably be expected to lead to an acquisition proposal are received by such party, (ii) any non-public information is requested in connection with an acquisition proposal from such party, or (iii) any discussions or negotiations with respect to or that could reasonably be expected to lead to an acquisition proposal are sought to be initiated or continued with such party, indicating, in connection with such notice, the name of such person and the material terms and conditions of any proposals or offers (including, if applicable, copies of any written requests, proposals or offers, including proposed agreements and other material written communications or, if oral, a summary of the material terms and conditions of such proposal or offer), and thereafter must keep the other party informed, on a reasonably current basis (and, in any event, within 24 hours), of the status and material terms of any such proposals or offers (including any amendments thereto) and the status of any such discussions or negotiations, including by promptly providing copies of any additional requests, proposals or offers, including any drafts of proposed agreements and any amendments thereto and other information set forth above.

No Change in Recommendation

Revolution Medicines and EQRx have agreed that, except as otherwise permitted by the merger agreement (as further described below), their respective boards of directors, including any committees thereof, will not:

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directly or indirectly: (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to the other party, the Revolution Medicines board recommendation or the EQRx board recommendation, as applicable, referred to as a board recommendation, or make or authorize the making of any public statement (oral or written) that has the substantive effect of such a withdrawal, qualification or modification; (ii) remove such party’s board recommendation from or fail to include such board recommendation in this joint proxy statement/prospectus; (iii) fail to publicly reaffirm such board recommendation within ten business days after the other party requests in writing that such action be taken, provided that the other party may make such request on no more than two occasions; (iv) approve, recommend or otherwise declare advisable (or publicly propose or resolve to approve, recommend or otherwise declare advisable) any acquisition proposal, or fail to issue, within ten business days after an acquisition proposal is publicly announced, a press release announcing its opposition to any such acquisition proposal; or (v) fail to publicly announce, within ten business days after a tender offer or exchange offer relating to the securities of such party has been commenced, a statement disclosing that such party’s board recommends rejection of such tender or exchange offer, each of the foregoing referred to as a change in recommendation; or

•

cause or permit such party or any of its subsidiaries to enter into any letter of intent, term sheet, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, lease agreement or other similar agreement (other than an acceptable confidentiality agreement entered into in accordance with the merger agreement) relating to or that could reasonably be expected to lead to any acquisition proposal or requiring such party to abandon, terminate or fail to consummate the mergers or any other transaction contemplated by the merger agreement or that would otherwise materially impede, interfere with or be inconsistent with the transactions contemplated by the merger agreement, any such agreement referred to as an alternative acquisition agreement.

Permitted Change in Recommendation—Intervening Event

Upon the occurrence of an intervening event with respect to Revolution Medicines or EQRx, the Revolution Medicines board of directors or the EQRx board of directors, as applicable, may, prior to the time, in the case of Revolution Medicines, the required Revolution Medicines stockholder approval is obtained or, in the case of EQRx, the required EQRx stockholder approval is obtained, make a change in recommendation if all of the following conditions are met:

•

such party must have (i) provided to the other party four business days’ prior written notice, which must (a) set forth in reasonable detail information describing the intervening event and the rationale for the change in recommendation (it being understood and agreed that any amendment to the facts and circumstances relating to such intervening event will require a new notice and an additional two business day period), and (b) state expressly that, subject to the terms of merger agreement, such party’s board of directors has determined to effect a change in recommendation and (ii) prior to making such a change in recommendation, engaged in good faith negotiations with the other party (to the extent the other party wishes to engage) during such notice period to consider adjustments to the terms and conditions of the merger agreement that may be proposed in writing by the other party in such a manner that the failure of such party’s board of directors to make a change in recommendation in response to the intervening event in accordance with the terms of the merger agreement would no longer be reasonably expected to be inconsistent with the directors’ fiduciary duties under applicable law; and

•

such party’s board of directors must have determined in good faith, after consultation with outside financial advisors and outside legal counsel, that, in light of such intervening event and taking into account any revised terms proposed in writing by the other party, the failure to make a change in recommendation would be inconsistent with the directors’ fiduciary duties under applicable law.

An “intervening event” means:

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with respect to Revolution Medicines, any event or development that has a material effect on Revolution Medicines and its subsidiaries, taken as a whole, occurring or arising after the date of the merger agreement that (i) was not known to, or reasonably foreseeable by, the Revolution Medicines board of directors prior to the execution of the merger agreement, which event, occurrence, fact, condition, change, development or effect becomes known to, or reasonably foreseeable by, the Revolution Medicines board of directors prior to the receipt of the required Revolution Medicines stockholder approval; and (ii) does not relate to (a) an acquisition proposal, (b) any potential financing (including equity, debt or any other alternative forms of financing) involving Revolution Medicines or its subsidiaries or any changes, events or developments with respect to the financial, credit or securities markets or (c) (1) any changes in the market price or trading volume of EQRx or Revolution Medicines (except that the underlying causes of such changes may constitute or be taken into account in determining whether there has been an intervening event to the extent not otherwise excluded hereunder), (2) any events or developments relating to EQRx or any of its affiliates or (3) any events or developments relating to any clinical or preclinical studies, tests or trials that have been or are being conducted by or on behalf of, or sponsored by, Revolution Medicines or its subsidiaries or relating to any of their products or product candidates; and

•

with respect to EQRx, any event or development that has a material effect on EQRx and its subsidiaries, taken as a whole, occurring or arising after the date of the merger agreement that (i) was not known to, or reasonably foreseeable by, the EQRx board of directors prior to the execution of the merger agreement, which event, occurrence, fact, condition, change, development or effect becomes known to, or reasonably foreseeable by, the EQRx board of directors prior to the receipt of the required EQRx stockholder approval; and (ii) does not relate to (a) an acquisition proposal, (b) any changes, events or developments with respect to (1) the financial, credit or securities markets or (2) any investments made by EQRx or its subsidiaries in marketable securities or (c) (1) any changes in the market price or trading volume of EQRx or Revolution Medicines (except that the underlying causes of such changes may constitute or be taken into account in determining whether there has been an intervening event to the extent not otherwise excluded) or (2) any events or developments relating to Revolution Medicines or any of its affiliates.

Permitted Change in Recommendation—Superior Proposal

Following (x) receipt by Revolution Medicines or EQRx, as applicable, of an unsolicited, bona fide written acquisition proposal (which acquisition proposal was made after the date of the merger agreement) that did not result from a breach, in any material respect, of the non-solicitation and no change in recommendation provisions of the merger agreement and with respect to which such party has received a written, definitive form of alternative acquisition agreement that has not been withdrawn, and (y) such party’s board of directors determining in good faith, after consultation with outside financial advisors and outside legal counsel, that such acquisition proposal constitutes a superior proposal, the Revolution Medicines board of directors or EQRx board of directors, as applicable, may, prior to the time, in the case of Revolution Medicines, the required Revolution Medicines stockholder approval is obtained or, in the case of EQRx, the required EQRx stockholder approval is obtained, make a change in recommendation if all of the following conditions are met:

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such party must have complied in all material respects with the applicable provisions of the merger agreement and must have (i) provided to the other party four business days’ prior written notice, which must state expressly (a) that such party has received a written acquisition proposal that constitutes a superior proposal, (b) the material terms and conditions of the acquisition proposal (including the consideration offered therein and the identity of the person or group making the acquisition proposal), and must have contemporaneously provided an unredacted copy of the alternative acquisition agreement and all other written documents and a written summary of any other material terms agreed to orally with respect to such superior proposal to the extent not reflected in such written agreements (it being understood and agreed that any amendment to the financial terms or any other material term or condition of such superior proposal will require a new notice and an additional two business day period) and (c) that, subject to the terms of the merger agreement, such party’s board of directors has determined to effect a change in recommendation, and (ii) prior to making such change in recommendation, (x) engaged in good faith negotiations with the other party (to the extent the other party wishes to engage) during such notice period to consider adjustments to the terms and conditions of the merger agreement which may be proposed in writing by the other party such that the acquisition proposal ceases to constitute a superior proposal, and (y) in determining whether to make a change in recommendation, taken into account any changes to the terms of the merger agreement proposed in writing by the other party; and

•

such party’s board of directors must have determined in good faith, after consultation with outside financial advisors and outside legal counsel, that, in light of such superior proposal and taking into account any revised terms proposed in writing by the other party, such superior proposal continues to constitute a superior proposal and that the failure to make such a change in recommendation would be inconsistent with the directors’ fiduciary duties under applicable law.

Nothing contained in the merger agreement will prevent Revolution Medicines or EQRx or their respective boards of directors from (i) taking and disclosing to such party’s stockholders a position with respect to any tender or exchange offer by a third party pursuant to Rules 14d-9 and 14e-2 promulgated under the Exchange Act or any statement contemplated by Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (ii) making any “stop, look and listen” statement pending disclosure of its position with respect to an acquisition proposal, or (iii) making disclosures to such party’s stockholders (x) required to be made in this joint proxy statement/prospectus under applicable federal securities laws or (y) if such party’s board of director determines in good faith, after consultation with outside legal counsel, that the failure of such party’s board of directors to make such disclosure would be inconsistent with the directors’ fiduciary duties under applicable law, in each case, in accordance with the merger agreement; provided, that, in each case of clauses (i) through (iii) above, any such statement or disclosure shall include an affirmative statement to the effect that the recommendation of such party’s board of directors is affirmed or remains unchanged, and if such statement or disclosure does not include such an affirmative statement or has the effect of withdrawing or adversely modifying the applicable board recommendation, then such statement or disclosure shall be deemed to be a change in recommendation; and provided, further, that the provision of the merger agreement described in this paragraph shall not be deemed to permit Revolution Medicines, EQRx or their respective boards of directors to effect a change in recommendation except in accordance with the provisions of the merger agreement described immediately above.

Neither Revolution Medicines nor EQRx will submit to the vote of its stockholders an acquisition proposal or a superior proposal prior to the termination of the merger agreement.

Existing Discussions

Upon entering into the merger agreement, Revolution Medicines and EQRx each agreed to immediately cease and terminate, and to cause their respective subsidiaries and its and their representatives to immediately cease and terminate, any and all existing discussions or negotiations with any person (or provision of any information to any person) with respect to any acquisition proposal, and to request to have returned promptly to Revolution Medicines or EQRx, as applicable, or to have promptly destroyed, any confidential information provided by Revolution Medicines or EQRx in any such discussions or negotiations. Revolution Medicines and EQRx each also agreed to take all actions necessary to enforce its rights under the provisions of any “standstill” agreement between such party and any person (other than the other party) and not to grant any waiver, or agree to any amendment or modification of, any such agreement to permit a person to submit an acquisition proposal (except to the extent such party’s board of directors determines in good faith, after consultation with outside legal counsel, that the failure to grant a waiver or release would be inconsistent with the directors’ fiduciary duties under applicable law, in which case such “standstill” agreement may be amended to the extent necessary to permit such party’s board of directors to comply with its fiduciary duties under applicable law).

Special Meetings

Each of Revolution Medicines and EQRx must take all action necessary under applicable law to call, give notice of and hold a meeting of its stockholders to vote on, and submit to such stockholders, the proposals included in this joint proxy statement/prospectus. Each of Revolution Medicines and EQRx must, in consultation with each other, set a record date for such party’s special meeting and each party must conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act on a date selected by such party in consultation with the other party to enable such record date to be set. Subject to the rights of the parties to postpone or adjourn their respective meetings set forth in the merger agreement, as described below, Revolution Medicines and EQRx must hold their respective special meetings, on dates selected in consultation with each other, as promptly as practicable after the registration statement of which this joint proxy statement/prospectus forms a part is declared effective under the Securities Act, and in any event within 40 days thereafter, provided that Revolution Medicines and EQRx will use reasonable best efforts to hold their respective special meetings on the same day and not prior to November 6, 2023.

As promptly as practicable after the registration statement of which this joint proxy statement/prospectus forms a part has been declared effective under the Securities Act, each of Revolution Medicines and EQRx must cause this joint proxy statement/prospectus to be mailed to its respective stockholders entitled to notice of the applicable special meeting. Each of Revolution Medicines and EQRx will, through its respective board of directors, recommend to its stockholders that they vote in favor of the applicable stockholder approval and include the Revolution Medicines board recommendation or the EQRx board recommendation, as applicable, in this joint proxy statement/prospectus, except in each case to the extent that the board has made a change in recommendation in accordance with the merger agreement. Each of Revolution Medicines and EQRx will ensure that all proxies solicited by them or their representatives in connection with their respective meetings are solicited in compliance with applicable law.

Notwithstanding the above, (i) if on or before the date on which its special meeting is scheduled, Revolution Medicines or EQRx, as applicable, reasonably believes (a) it will not receive proxies representing the required Revolution Medicines stockholder approval or the required EQRx stockholder approval, as applicable, whether or not a quorum is present, or (b) it will not have enough shares of Revolution Medicines common stock or EQRx common stock, as applicable, represented to constitute a quorum necessary to conduct the business of the applicable special meeting, such party may (and, if reasonably requested by the other party, must) postpone or adjourn, or make one or more successive postponements or adjournments of, such party’s special meeting, and (ii) Revolution Medicines or EQRx, as applicable, may postpone or adjourn the applicable special meeting to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that such party has determined, after consultation with outside legal counsel and the other party, is reasonably likely to be required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by stockholders of such party prior to such party’s special meeting, as long as the date of such party’s special meeting is not postponed or adjourned more than an aggregate of 15 calendar days in connection with any such postponements or adjournments pursuant to either or both of the preceding clauses (i) and (ii).

Subject to each party’s termination rights described in “—Termination of the Merger Agreement,” each of Revolution Medicines and EQRx agrees that its obligations to call, give notice of and hold the Revolution Medicines special meeting and the EQRx special meeting, as applicable, will not be affected, including if an acquisition proposal or superior proposal has been made or received or if the applicable board of directors has effected a change in recommendation or announced or proposed any intention to do so.

Cooperation; Efforts to Consummate

Each party to the merger agreement must use reasonable best efforts to file, as soon as practicable after the date of the merger agreement, all notices, reports and other documents required to be filed by such party with any governmental body with respect to the mergers and the other transactions contemplated by the merger agreement (if any), and to submit promptly any additional information requested by any such governmental body. Revolution Medicines and EQRx agree, if a filing is required under the HSR Act, to make any such filings, though the parties to the merger agreement have determined that, at the time of filing the registration statement of which this joint proxy statement/prospectus forms a part, no filing is required under the HSR Act in connection with the mergers or the other transactions contemplated by the merger agreement.

Revolution Medicines and EQRx have agreed that each shall promptly (i) supply the other party with any information which may be required in order to effectuate notices, reports, documents or other filings with any governmental body required to be made pursuant to the HSR Act, if a filing under the HSR Act is required; and (ii) supply any additional information which reasonably may be required by any governmental body in connection with any such filing or which the parties to the merger agreement may reasonably deem appropriate. Revolution Medicines and EQRx have agreed to consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other in advance (to the extent legally permissible), any analyses, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party to the merger agreement in connection with proceedings under or related to any such filing.

Each party to the merger agreement has agreed to (i) give each other reasonable advance notice of all meetings or substantive communications with any governmental body relating to any antitrust laws, (ii) give each other an opportunity to participate in each of such meetings, (iii) to the extent practicable, give each other reasonable advance notice of all substantive oral communications with any governmental body relating to any antitrust laws, (iv) if any governmental body initiates a substantive oral communication regarding any antitrust laws, to promptly notify the other party of the substance of such communication, (v) to provide each other with a reasonable advance opportunity to review and comment upon all written communications (including any analyses, presentations, memoranda, briefs, arguments, opinions and proposals) with a governmental body regarding any antitrust laws and (vi) to provide each other with copies of all written communications from any governmental body relating to any antitrust laws. Revolution Medicines and EQRx have agreed to give each other prompt notice of the commencement or known threat of commencement of any legal proceeding by or before any governmental body with respect to the mergers or any other transactions contemplated by the merger agreement, keep the other party reasonably informed as to the status of any such legal proceeding or threat, and in connection with any such legal proceeding, to permit representatives of the other party to be present at each meeting or conference relating to any such legal proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any governmental body in connection with any such legal proceeding.

In addition, each party to the merger agreement has agreed to use reasonable best efforts to take all actions necessary or advisable to satisfy the conditions to consummating the mergers, including (i) making all filings (if any) and give all notices (if any) required to be made and given by such party in connection with the mergers and the other transactions contemplated by the merger agreement, (ii) using reasonable best efforts to obtain each consent (if any) required to be obtained (pursuant to any applicable law or contract, or otherwise) by such party in connection with the mergers or any of the other transactions contemplated by the merger agreement and (iii) using reasonable best efforts to lift any restraint, injunction or other legal bar to the mergers.

Notwithstanding anything to the contrary above, no party to the merger agreement will have any obligation under the merger agreement to (i) litigate, contest, defend against or appeal, administratively or in court or otherwise, any ruling, order or other legal proceeding of any governmental body or any other person with respect to the mergers or any of the other transactions contemplated by the merger agreement, (ii) offer or agree to divest, sell, lease, license, transfer, dispose of or otherwise encumber (or cause any of its subsidiaries to offer or agree to divest, sell, lease, license, transfer, dispose of or otherwise encumber) any of its respective businesses, product lines or assets, or (iii) to take or agree to take (or cause any of its subsidiaries to take or agree to take) any other action or agree (or cause any of its subsidiaries to agree) to any limitation or restriction on or other impairment of any of its respective businesses, product lines or assets, and EQRx may not offer to take any such remedial action without the prior written consent of Revolution Medicines.

Access to Information

From the date of the merger agreement until the effective time (or the earlier termination of the merger agreement), which is referred to as the pre-closing period, subject to applicable law, upon reasonable notice, the parties to the merger agreement must, and must cause each of their subsidiaries to: (i) provide the representatives of the other party with reasonable access during normal business hours to such party’s representatives and assets and to all existing books, records, tax returns, work papers, contracts and other documents and information relating to such party or any of its subsidiaries, in each case as reasonably requested by the other party; and (ii) provide the representatives of the other party with such copies of the existing books, records, tax returns, work papers, contracts and other documents and information relating to such party and its subsidiaries, as reasonably requested by the other party. During the pre-closing period, EQRx must, and must cause its representatives to, cause its chief financial officer and other officers responsible for EQRx’s financial statements and internal controls to meet, upon reasonable notice and during normal business hours, with the chief financial officer and other officers responsible for Revolution Medicines’ financial statements and internal controls to discuss such matters as Revolution Medicines may reasonably deem necessary or appropriate in order to enable

Revolution Medicines to comply following the closing with the Sarbanes-Oxley Act and the rules and regulations relating thereto.

Notwithstanding the above, no party to the merger agreement will be required to disclose any information to the extent that (i) in the reasonable good faith judgment of such party, disclosure would contravene any applicable law, (ii) in the reasonable good faith judgment of such party, the information is subject to confidentiality obligations to a third party pursuant to a binding agreement entered into prior to the date of the merger agreement or (iii) disclosure of any such information or document would result in the loss of attorney-client privilege; provided, that with respect to clauses (i) through (iii), such party must use its commercially reasonable efforts to (1) obtain the required consent of any such third party to provide such inspection or disclosure, (2) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to the other party and (3) implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, redaction or entry into a customary joint defense agreement with respect to any information to be so provided, if the parties to the merger agreement determine that doing so would reasonably permit the disclosure of such information without violating applicable law or jeopardizing such privilege. All information exchanged pursuant to the foregoing will be subject to the confidentiality agreement in place between Revolution Medicines and EQRx.

Publicity

Revolution Medicines and EQRx must consult with each other prior to issuing or making, and provide each other the reasonable opportunity to review and comment on, any press releases or other public announcements with respect to the transactions contemplated by the merger agreement and any filings with any governmental body (including any national securities exchange) with respect thereto, except (i) as may be required by applicable law or by obligations pursuant to any listing agreement with or rules of any national securities exchange; (ii) any consultation that would not be reasonably practicable as a result of requirements of applicable law; (iii) any press release or public statement that in the good faith judgment of the applicable party to the merger agreement is consistent with prior press releases issued or public statements made in compliance with the merger agreement; (iv) any internal announcements to employees regarding the mergers or the other transactions contemplated by the merger agreement so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the parties (or individually, if approved by the other party); or (v) with respect to any change in recommendation made in accordance with the merger agreement or the other party’s response thereto.

From the date of the merger agreement until the effective time (or the earlier termination of the merger agreement), Revolution Medicines and EQRx must consult in good faith with each other prior to issuing or making, and provide each other the reasonable opportunity to review, any press releases or other public announcements with respect to such party’s clinical or preclinical studies, tests or trials or other material information regarding its products or product candidates, provided that with respect to Revolution Medicines, such obligation relates solely to press releases or other public announcements with respect to Revolution Medicines’ clinical or preclinical studies, tests or trials or other material development information regarding, in each case, its product candidates RMC-6236 and RMC-6291.

Nasdaq Listing; Nasdaq Delisting

Revolution Medicines must use reasonable best efforts to cause the shares of Revolution Medicines common stock to be issued in the first merger to be approved for listing on Nasdaq Select (subject to official notice of issuance) prior to the effective time. EQRx must take all actions necessary to permit the shares of EQRx common stock to be delisted from Nasdaq Global and deregistered under the Exchange Act as soon as possible following the effective time.

Resignation of Officers and Directors

EQRx must use reasonable best efforts to obtain and deliver to Revolution Medicines at or prior to the effective time the resignation of each officer and director of EQRx and each subsidiary of EQRx from their respective positions as directors and officers, in each case, to be effective at the effective time (provided that any such resignation will not be deemed to be a termination of employment or waiver of, or otherwise prevent such person from receiving the benefit of, any rights to severance, indemnification, advancement of expenses or insurance maintained for his or her benefit, or other similar rights).

Litigation

Revolution Medicines and EQRx must notify the other party, in writing and promptly after acquiring knowledge thereof, of any legal proceeding related to the merger agreement, the mergers or the other transactions contemplated by the merger agreement that is brought against or, to the knowledge of EQRx or Revolution Medicines (as applicable), threatened against, either party, either party’s subsidiaries and/or any of their respective directors or officers, and must keep the other party informed on a reasonably current basis with respect to the status thereof.

EQRx must give Revolution Medicines the right to participate in the defense or settlement of any securityholder litigation against EQRx, its subsidiaries and/or any of their respective directors or officers relating to the merger agreement, the mergers or the other transactions contemplated by the merger agreement. EQRx may not enter into or agree to any settlement with respect to such securityholder litigation without Revolution Medicines’ prior written consent (which consent may not be unreasonably withheld, conditioned or delayed).

Prior to closing, Revolution Medicines must consult with EQRx and keep EQRx reasonably apprised regarding the defense and settlement of any securityholder litigation related to the merger agreement, the mergers or the other transactions contemplated by the merger agreement against Revolution Medicines and/or any of its officers or directors. Revolution Medicines may not enter into or agree to any settlement with respect to such securityholder litigation that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by the merger agreement without EQRx’s prior written consent (which consent may not be unreasonably withheld, conditioned or delayed).

Tax Matters

Revolution Medicines and EQRx will not take any action or cause any action to be taken (in each case, excluding any action contemplated by the merger agreement) that could reasonably be expected to prevent the mergers, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code (provided, however, that Revolution Medicines is not required to continue the historic businesses of EQRx and may wind down any remaining portion of EQRx’s programs and operations). The merger agreement is intended to constitute a “plan of reorganization” within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and Revolution Medicines and EQRx have adopted it as such.

Employee Matters

Immediately following the effective time, EQRx must terminate the employment of each employee of EQRx and its subsidiaries, other than the employees Revolution Medicines notifies EQRx in writing no later than ten business days prior to closing not to terminate, who are referred to as continuing employees. Subject to the delivery to EQRx of a release of claims, EQRx (or its subsidiaries or affiliates) must provide each employee who was employed by EQRx immediately prior to the closing with (i) severance payments and benefits in accordance with the terms and conditions of EQRx’s severance and change in control policy or employee severance policy, as applicable, and (ii) if applicable, any outstanding, unpaid retention bonus amounts. The parties to the merger agreement agree that the mergers constitute a “change in control” for purposes of EQRx’s severance and change in control policy and employee severance policy.

For a period of twelve months following the closing (or, if earlier, until the date of termination of the applicable continuing employee’s employment with Revolution Medicines, the surviving company or their affiliates), Revolution Medicines must, or must cause the surviving company to, provide each continuing employee with a base salary or wage rate and a target annual cash incentive compensation opportunity (excluding any equity, equity-based, change in control, retention or severance benefits or any defined benefit retirement benefits) that are, in each case, no less favorable than those provided to each continuing employee as of immediately prior to the effective time.

With respect to any Revolution Medicines employee plan (including any vacation, paid time-off, and severance plans), for purposes of eligibility to participate, level of benefits and vesting (but not for purposes of benefit accrual, other than paid time off and vacation or for purposes of severance benefits), each continuing employee’s service with EQRx or any of its subsidiaries prior to the effective time must be treated as service with Revolution Medicines, the surviving company or their affiliates, as applicable (provided that such service will not be recognized (i) to the extent that such recognition would result in any duplication of benefits, (ii) with respect to benefit accrual under any Revolution Medicines employee plan that is a defined benefit pension plan, and (iii) for purposes of any Revolution Medicines employee plan that is grandfathered or frozen, either with respect to level of benefits or participation).

Revolution Medicines must waive, or must cause the surviving company or any of its affiliates to waive, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any health or welfare benefit plan maintained by Revolution Medicines, the surviving company or any of their affiliates in which any continuing employee (and his or her eligible dependents) is eligible to participate from and after the effective time. Revolution Medicines must recognize, or must cause the surviving company or any of its affiliates to recognize, the dollar amount of all payments incurred by each continuing employee (and his or her eligible dependents) under any applicable EQRx employee plan during the calendar year in which the effective time occurs for purposes of satisfying such year’s deductible, co-payment limitations and out-of-pocket maximums under the relevant welfare benefit plans in which such continuing employee is eligible to participate from and after the effective time.

EQRx must pay, or cause to be paid, to each employee of EQRx and its subsidiaries who remains employed as of the earlier of the closing or December 22, 2023 or becomes entitled to cash severance under the terms and conditions of EQRx’s severance and change in control policy or employee severance policy, as applicable, and delivers to EQRx a release of claims, a pro-rated cash bonus in respect of the 2023 fiscal year equal to (i) the employee’s target annual bonus for the 2023 fiscal year, multiplied by (ii) a fraction, the numerator of which is the number of calendar days elapsed during such fiscal year through the closing date and the denominator of which is 365; provided, that if the closing occurs after December 22, 2023, such bonus must be equal to 100% of the employee’s target annual bonus. Each bonus must be paid by EQRx on the earlier of the closing date or December 22, 2023.

Directors’ and Officers’ Insurance and Indemnification

The merger agreement provides that all rights to indemnification, advancement of expenses and exculpation from liabilities by EQRx or its subsidiaries existing in favor of those persons who are current or former directors or officers of EQRx or its subsidiaries at or prior to the effective time, who are referred to as EQRx indemnified persons, for their acts, errors and omissions as directors and officers of EQRx or its subsidiaries occurring on or prior to the effective time, including in respect of the transactions contemplated by the merger agreement, as provided in EQRx’s certificate of incorporation or bylaws (as in effect as of the date of the merger agreement), and as provided in any indemnification agreements between EQRx and said EQRx indemnified persons (as in effect as of the date of the merger agreement), will survive the mergers and be observed and performed by the first merger surviving corporation and the surviving company and any applicable subsidiary (and Revolution Medicines must cause such observance and performance by the first merger surviving corporation and the surviving company and any applicable subsidiary) to the fullest extent permitted by applicable law (including as it may be amended after the date of the merger agreement to increase the extent to which a corporation may provide indemnification) for a period of six years from the date on which the first merger becomes effective. In addition, Revolution Medicines has agreed to cause the certificate of incorporation, bylaws, certificate of formation and limited liability company (or comparable organizational documents), as applicable, of the first merger surviving corporation and the surviving company and its subsidiaries to contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of current and former directors and officers of EQRx and its subsidiaries than are presently set forth in the certificate of incorporation and bylaws of EQRx and such subsidiaries (as in effect as of the date of the merger agreement), and not to amend, repeal or otherwise modify in any manner that would adversely affect any right thereunder of any person benefited by such provisions without such person’s prior written consent. Revolution Medicines has guaranteed the full and timely performance of the obligations of the first merger surviving corporation and the surviving company and its subsidiaries under the merger agreement with respect to the foregoing.

For six years following the effective time, Revolution Medicines, the first merger surviving corporation and the surviving company and any applicable subsidiary, to the fullest extent permitted under applicable law (including as it may be amended after the date of the merger agreement to increase the extent to which a corporation may provide indemnification), must indemnify and hold harmless any EQRx indemnified person who was or is a party or is threatened to be made a party to any actual or threatened legal proceeding in respect of any acts, errors or omissions occurring on or prior to the effective time (including in respect of the transactions contemplated by the merger agreement) by reason of the fact that such person is or was a director or officer of EQRx or its subsidiaries or is or was a director or officer of EQRx serving at the request of EQRx as a director, officer, employee or agent of, or in a fiduciary capacity with respect to, another corporation, partnership, joint venture, trust or other enterprise (each of which is referred to as an indemnified proceeding), against any resulting claims, losses, liabilities, damages, fines, judgments, settlements and reasonable fees and expenses, including reasonable attorneys’ fees and expenses, and other costs, arising therefrom. Revolution Medicines, the first merger surviving corporation and the surviving company and any applicable subsidiaries must promptly advance any reasonable expenses as incurred by any such EQRx indemnified person in connection with any such indemnified proceeding; provided, that any EQRx indemnified person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined by a final, non-appealable judgment of a court of competent jurisdiction that such person is not entitled to indemnification under the merger agreement. Such undertaking must be unsecured, and made without reference to the person’s ability to repay such advancements or ultimate entitlement to indemnification under the merger agreement.

Prior to the effective time, EQRx must purchase a “tail” coverage for the existing policy or policies of directors’ and officers’ liability insurance maintained by EQRx in effect prior to the effective time, which is referred to as the EQRx existing D&O insurance, with a claims period of six years from the effective time, with limits and on terms and conditions no less favorable to EQRx indemnified persons than those in effect under the EQRx existing D&O insurance; provided, however, that EQRx may not pay a premium for the “tail” coverage in excess of 350% of the annual premiums paid prior to the effective time by EQRx for the EQRx existing D&O insurance. Notwithstanding the foregoing, if EQRx, in its good faith exercise of commercially reasonable efforts, is unable to purchase a “tail” coverage on the terms and at a premium described in the foregoing sentence, then, for a period of six years after the effective time, Revolution Medicines has agreed to cause to be maintained in effect for the benefit of the EQRx indemnified persons directors’ and officers’ liability insurance coverage with limits and on terms and conditions no less favorable to the EQRx indemnified persons than the EQRx existing D&O insurance; provided, however, that (i) Revolution Medicines will not be required to pay a premium for such coverage in excess of 350% of the annual premiums paid prior to the effective time by EQRx for the EQRx existing D&O insurance, and (ii) Revolution Medicines may at its election purchase a six year “tail” policy or policies providing that coverage, provided that such coverage otherwise meets the preceding requirements set forth in this sentence.

The provisions of the merger agreement described in this section are intended to be (i) for the benefit of, and are enforceable by, the EQRx indemnified persons, their heirs and personal representatives and are binding on

Revolution Medicines, the first merger surviving corporation, the surviving company and its subsidiaries and their successors and assigns, (ii) in addition to, and not in substitution for, any other rights to indemnification, advancement or contribution that any EQRx indemnified person may have by contract or otherwise, including indemnification agreements that EQRx or any of its subsidiaries have entered into with any of their respective directors or officers, and (iii) may not be amended, altered or repealed after the effective time without the prior written consent of the affected EQRx indemnified person (provided that such amendment, alteration or repeal prior to the effective time is governed by the amendment provision of the merger agreement). In the event Revolution Medicines, the first merger surviving corporation, the surviving company or any subsidiary or any of their successors or assigns (a) consolidates with or merges into any other person and such person does not assume the indemnification obligations set forth in the merger agreement by operation of law or otherwise or (b) transfers all or substantially all of its properties and assets to any person, then, and in each case, Revolution Medicines, the first merger surviving corporation or the surviving company or any subsidiary (as the case may be) (or its successor, as applicable) must make proper provision so that the successors and assigns of Revolution Medicines, the first merger surviving corporation or the surviving company or any applicable subsidiary (as the case may be) honor the indemnification and other obligations described in this section.

Revolution Medicines, the first merger surviving corporation and the surviving company and any applicable subsidiary must pay all reasonable, out of pocket expenses, including reasonable attorneys’ fees (promptly in advance, if requested by any EQRx indemnified person), that may be incurred by any EQRx indemnified person in enforcing the indemnity and other obligations described in this section.

EQRX Earn-Out

During the period commencing on the date of the merger agreement and ending on the seventh business day prior to the scheduled EQRx special meeting date, EQRx may enter into additional waiver and release agreements with respect to the EQRx earn-out, on substantially the same form as the waiver and release agreements entered into prior to signing the merger agreement, with additional Legacy EQRx stockholders constituting “Company Stockholders” (as defined in the EQRx DeSPAC merger agreement) and other persons constituting “Earn-Out Service Providers” (as defined in the EQRx DeSPAC merger agreement). EQRx may not solicit or enter into additional waiver and release agreements after the seventh business day prior to the scheduled EQRx special meeting date.

EQRx may not amend, waive or modify any waiver and release agreement with respect to the EQRx earn-out, the EQRx DeSPAC merger agreement or the escrow agreement entered into in connection with the EQRx DeSPAC merger agreement, in any such case, without Revolution Medicines’ prior written consent.

From the date of the merger agreement until the effective time (or the earlier termination of the merger agreement), EQRx may not and must ensure that the EQRx board of directors and any committee thereof does not, take, omit to take or permit to be taken by any other person any action which would result in the reallocation or any other adjustment of the allocation of any shares of EQRx common stock subject to the EQRx earn-out, in any such case, without Revolution Medicines’ prior written consent.

Conditions to the Completion of the Mergers

Mutual Conditions

Each party’s obligation to effect the mergers and consummate the other transactions contemplated by the merger agreement is subject to the satisfaction or waiver at or prior to closing of each of the following conditions:

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(i) the required Revolution Medicines stockholder approval shall have been obtained in accordance with applicable law and Revolution Medicines’ organizational documents and (ii) the required EQRx stockholder approval shall have been obtained in accordance with applicable law and EQRx’s organizational documents;

•	in the event that a filing is required under the HSR Act, any applicable waiting period shall have expired or terminated;

•	any governmental authorization or consent required to be obtained under applicable law shall have been obtained and remain in full force and effect;

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no temporary restraining order, preliminary or permanent injunction or other order shall have been issued by any governmental body and remain in effect, and there shall not be any law enacted, promulgated or deemed applicable that has the effect of restraining, enjoining or otherwise prohibiting the mergers;

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the registration statement of which this joint proxy statement/prospectus forms a part shall have been declared effective by the SEC in accordance with the provisions of the Securities Act and no stop order suspending the effectiveness of such registration statement shall have been issued by the SEC and remain in effect, and no proceeding for that purpose shall have been initiated; and

•	the shares of Revolution Medicines common stock to be issued in the first merger shall have been approved for listing on the Nasdaq Select (subject to official notice of issuance).

Conditions to Obligations of Revolution Medicines and the Merger Subs

Revolution Medicines’ and the Merger Subs’ obligation to effect the mergers and consummate the other transactions contemplated by the merger agreement is subject to the satisfaction or waiver at or prior to closing of each of the following conditions:

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the representations and warranties of EQRx regarding corporate organization and good standing, authority and valid execution and delivery and enforceability of the merger agreement, inapplicability of certain takeover laws, approvals required in connection with the mergers and brokers fees must be accurate in all material respects;

•	the representations and warranties of EQRx regarding capitalization and the absence of a material adverse effect must be accurate in all respects (except for de minimis inaccuracies);

•	all representations and warranties of EQRx qualified by “material adverse effect” in the merger agreement must be accurate in all respects as so qualified;

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all remaining representations and warranties of EQRx must be accurate in all respects, except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to EQRx;

•	EQRx must have complied with and performed the covenants and obligations in the merger agreement to be performed by it prior to the closing in all material respects;

•	a material adverse effect with respect to EQRx must not have occurred since the date of the merger agreement that is continuing; and

•	EQRx must have delivered at the closing of a certificate executed by a senior executive officer of EQRx confirming that the foregoing conditions have been satisfied.

Conditions to Obligations of EQRx

EQRx’s obligation to effect the mergers and consummate the other transactions contemplated by the merger agreement is subject to the satisfaction or waiver at or prior to closing of each of the following conditions:

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the representations and warranties of Revolution Medicines, Merger Sub I and Merger Sub II regarding corporate organization and good standing, authority and valid execution and delivery and enforceability of the merger agreement, inapplicability of certain takeover laws, approvals required in connection with the mergers and brokers fees must be accurate in all material respects;

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the representations and warranties of Revolution Medicines, Merger Sub I and Merger Sub II regarding capitalization, valid authorization and issuance of the merger consideration and the absence of a material adverse effect must be accurate in all respects (except for de minimis inaccuracies);

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all representations and warranties of Revolution Medicines, Merger Sub I and Merger Sub II qualified by “material adverse effect” in the merger agreement must be accurate in all respects as so qualified;

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all remaining representations and warranties of Revolution Medicines, Merger Sub I and Merger Sub II must be accurate in all respects, except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to Revolution Medicines;

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Revolution Medicines, Merger Sub I and Merger Sub II must have complied with and performed the covenants and obligations in the merger agreement to be performed by it prior to the closing in all material respects;

•	a material adverse effect with respect to Revolution Medicines must not have occurred since the date of the merger agreement that is continuing;

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Revolution Medicines must have delivered at the closing of a certificate executed by a senior executive officer of Revolution Medicines confirming that the foregoing conditions have been satisfied; and

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the EQRx board of directors designee must have been appointed to the Revolution Medicines board of directors in accordance with the merger agreement, such appointment to be effective immediately following the effective time.

Termination of the Merger Agreement

Termination by Mutual Consent

The merger agreement may be terminated and the mergers may be abandoned at any time prior to the effective time by mutual written consent of Revolution Medicines and EQRx.

Termination by Either Revolution Medicines or EQRx

Either Revolution Medicines or EQRx may terminate the merger agreement and the mergers may be abandoned at any time prior to the effective time if:

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the first merger has not been consummated by the end date (provided that this right to terminate will not be available to any party whose material breach of the merger agreement has been the proximate cause of the failure of the first merger to be consummated by the end date);

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a court of competent jurisdiction or other governmental body has issued a final and nonappealable order, or has taken any other action, or any law has been enacted, promulgated or enforced having the effect of permanently restraining, enjoining or otherwise prohibiting the mergers;

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the required EQRx stockholder approval has not been obtained at the EQRx special meeting or at any adjournment or postponement thereof at which a final vote on the EQRx merger agreement proposal was taken (provided that this right to terminate will not be available to EQRx if its material breach of the merger agreement has been the cause of, or resulted in, the failure to obtain the required EQRx stockholder approval); or

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the required Revolution Medicines stockholder approval has not been obtained at the Revolution Medicines special meeting or at any adjournment or postponement thereof at which a final vote on the Revolution Medicines share issuance proposal was taken (provided that this right to terminate will not be available to Revolution Medicines if its material breach of the merger agreement has been the cause of, or resulted in, the failure to obtain the required Revolution Medicines stockholder approval).

Termination by Revolution Medicines

Revolution Medicines may terminate the merger agreement and the mergers may be abandoned at any time prior to the effective time if:

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at any time prior to the required EQRx stockholder approval having been obtained, (i) the EQRx board of directors shall have made a change in recommendation, (ii) EQRx shall have entered into any letter of intent or similar document or any contract relating to an acquisition proposal (other than an acceptable confidentiality agreement entered into in accordance with the merger agreement), or (iii) EQRx shall have materially breached or failed to perform in any material respect its obligations set forth in the merger agreement regarding non-solicitation and no change in recommendation;

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at any time prior to the required Revolution Medicines stockholder approval having been obtained, (i) the Revolution Medicines board of directors authorizes Revolution Medicines (in accordance with the merger agreement) to enter into a definitive alternative acquisition agreement with respect to a superior proposal, (ii) concurrently with the termination of the merger agreement, Revolution Medicines does enter into such alternative acquisition agreement with respect to a superior proposal, and (iii) prior to or concurrently with such termination, Revolution Medicines pays EQRx the applicable termination fee required to be paid pursuant to the merger agreement; or

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at any time prior to the effective time, there has been a breach of any representation, warranty, covenant or agreement made by EQRx, or any such representation and warranty has become untrue after the date of the merger agreement, such that any of the related closing conditions to be satisfied by EQRx would not then be satisfied and such breach or failure is not curable or, if curable, is not cured within the time periods provided in the merger agreement (provided that this right to terminate will not be available to Revolution Medicines if Revolution Medicines has similarly breached (and failed to cure, as applicable) its representations, warranties covenants or agreements made in the merger agreement).

Termination by EQRx

EQRx may terminate the merger agreement and the mergers may be abandoned at any time prior to the effective time if:

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at any time prior to the required Revolution Medicines stockholder approval having been obtained, (i) the Revolution Medicines board of directors shall have made a change in recommendation, (ii) Revolution Medicines shall have entered into any letter of intent or similar document or any contract relating to an acquisition proposal (other than an acceptable confidentiality agreement entered into in accordance with the merger agreement), or (iii) Revolution Medicines shall have materially breached or failed to perform in any material respect its obligations set forth in the merger agreement regarding non-solicitation and no change in recommendation;

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at any time prior to the required EQRx stockholder approval having been obtained, (i) the EQRx board of directors authorizes EQRx (in accordance with the merger agreement) to enter into a definitive alternative acquisition agreement with respect to a superior proposal, (ii) concurrently with the termination of the merger agreement, EQRx does enter into such alternative acquisition agreement with respect to a superior proposal, and (iii) prior to or concurrently with such termination, EQRx pays Revolution Medicines the applicable termination fee required to be paid pursuant to the merger agreement; or

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at any time prior to the effective time, there has been a breach of any representation, warranty, covenant or agreement made by Revolution Medicines, or any such representation and warranty has become untrue after the date of the merger agreement, such that any of the related closing conditions to be satisfied by Revolution Medicines would not then be satisfied and such breach or failure is not curable or, if curable, is not cured within the time periods provided in the merger agreement (provided that this right to terminate will not be available to EQRx if EQRx has similarly breached (and failed to cure, as applicable) its representations, warranties covenants or agreements made in the merger agreement).

Termination Fees

Revolution Medicines Termination Fee

Revolution Medicines will be required to pay to EQRx a termination fee of $65,000,000 if the merger agreement is terminated:

•	by EQRx, due to the Revolution Medicines board of directors making a change in recommendation;

•	by Revolution Medicines, in connection with the entry by Revolution Medicines into an alternative acquisition agreement with respect to a superior proposal;

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by Revolution Medicines or EQRx, due to the required Revolution Medicines stockholder approval not being obtained following a change in recommendation by the Revolution Medicines board of directors; or

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by Revolution Medicines or EQRx, due to the required Revolution Medicines stockholder approval not being obtained if (i) at or prior to the Revolution Medicines special meeting an acquisition proposal in favor of Revolution Medicines has been submitted or made (whether or not publicly disclosed or announced) and not withdrawn and (ii) on or prior to the first anniversary of the termination of the merger agreement, either (a) a transaction contemplated by such acquisition proposal is consummated by the person(s) submitting such acquisition proposal or (b) a definitive agreement relating to such acquisition proposal is entered into by Revolution Medicines or any of its subsidiaries with the person(s) submitting such acquisition proposal, provided that for this purpose, all references to “20%” in the definition of “acquisition proposal” are deemed to be references to “50%.”

EQRx Termination Fee

EQRx will be required to pay to Revolution Medicines a termination fee of $25,000,000 if the merger agreement is terminated:

•	by Revolution Medicines, due to the EQRx board of directors making a change in recommendation;

•	by EQRx, in connection with the entry by EQRx into an alternative acquisition agreement with respect to a superior proposal;

•	by EQRx or Revolution Medicines, due to the required EQRx stockholder approval not being obtained following a change in recommendation by the EQRx board of directors; or

•

by EQRx or Revolution Medicines, due to the required EQRx stockholder approval not being obtained if (i) at or prior to the EQRx special meeting an acquisition proposal in favor of EQRx has been submitted or made (whether or not publicly disclosed or announced) and not withdrawn and (ii) on or prior to the first anniversary of the termination of the merger agreement, either (a) a transaction contemplated by such acquisition proposal is consummated by the person(s) submitting such acquisition proposal or (b) a definitive agreement relating to such acquisition proposal is entered into by EQRx or any of its subsidiaries with the person(s) submitting such acquisition proposal, provided that for this purpose, all references to “20%” in the definition of “acquisition proposal” are deemed to be references to “50%.”

Expense Reimbursement

If the merger agreement is terminated due to the failure to obtain either the required Revolution Medicines stockholder approval or the required EQRx stockholder approval under circumstances in which a termination fee described above is not payable, the party who did not receive the applicable required stockholder approval will be required to reimburse the other party for all of the other party’s reasonable, documented out-of-pocket fees and expenses (including all reasonable, documented fees and expenses of counsel, accountants, investment bankers, experts and consultants to the other party) in connection with or related to the authorization, investigation, negotiation, execution and performance of the merger agreement and the transactions contemplated thereby, up to $10,000,000 (provided, the other party’s right to reimbursement of expenses will not be available if its material breach of the merger agreement has been the cause of, or resulted in, the failure to obtain such required stockholder approval). Any paid expense reimbursement will be credited against any termination fee that later becomes payable, if applicable.

Amendment

The merger agreement may be amended only by an instrument in writing signed on behalf of each of the parties to the merger agreement and with the approval of the respective boards of directors or managing member, as applicable, of the parties at any time (whether before or after the required Revolution Medicines stockholder approval or the required EQRx stockholder approval has been obtained); provided that: (a) after the required EQRx stockholder approval has been obtained, no amendment may be made which by applicable law requires further approval of the stockholders of EQRx without the further approval of such stockholders; and (b) after the required Revolution Medicines stockholder approval has been obtained, no amendment may be made which by law or regulation of the Nasdaq Select requires further approval of the stockholders of Revolution Medicines without the further approval of such stockholders.

Waiver

No failure on the part of any party to the merger agreement to exercise any power, right, privilege or remedy under the merger agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under the merger agreement, will operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

No party to the merger agreement will be deemed to have waived any claim arising out of the merger agreement, or any power, right, privilege or remedy under the merger agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver is not applicable or does not have any effect except in the specific instance in which it is given.

Specific Performance

Each of the parties to the merger agreement agreed that irreparable damage would occur in the event that any provision of the merger agreement is not performed in accordance with its specific terms or is otherwise breached and that the parties will be entitled to an injunction or injunctions to prevent or remedy any actual breaches or threatened breaches of the merger agreement by any other party and specifically enforce the terms and provisions of the merger agreement and to any further relief at law or in equity.

Third-Party Beneficiaries

Except as provided in the merger agreement with respect to (i) EQRx stockholders’ right to receive merger consideration after the closing, (ii) the right of holders of EQRx equity awards and EQRx warrants to receive the consideration provided for in the merger agreement after the closing, (iii) the rights in the merger agreement afforded to the designee to be appointed to the Revolution Medicines board of directors designee and (iv) directors’ and officers’ insurance and indemnification, the merger agreement is not intended to confer upon any person any rights or remedies thereunder other than the parties to the merger agreement.

Governing Law

The merger agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

THE ANCILLARY AGREEMENTS

The following section sets forth the principal terms of the Revolution Medicines and EQRx voting agreements and the lock-up agreements, copies of the forms of which are attached to this joint proxy statement/prospectus as Annex C, Annex D and Annex E, respectively, and which are incorporated by reference in this joint proxy statement/prospectus. The rights and obligations of the parties to the respective voting agreements and the lock-up agreements are governed by their express terms and conditions and not by this section, which is summary in nature. This section is not complete and is qualified in its entirety by reference to the complete text of the voting agreements and the lock-up agreements. Capitalized terms used in this section and not defined have the meaning ascribed to such terms in the respective voting agreements and the lock-up agreements. You are encouraged to read the voting agreements and the lock-up agreements carefully in their entirety, as well as this joint proxy statement/prospectus, before making any decisions regarding your vote.

Revolution Medicines Voting Agreements

Parties to the Revolution Medicines Voting Agreements

Concurrently with the execution of the merger agreement, certain directors, executive officers and significant stockholders of Revolution Medicines entered into voting agreements with EQRx, each in substantially similar form, which are referred to as the Revolution Medicines voting agreements. The agreements made by such Revolution Medicines supporting stockholders are made with respect to all shares of Revolution Medicines common stock owned of record or beneficially by such Revolution Medicines supporting stockholders as of the date of the merger agreement, together with any additional shares of Revolution Medicines common stock or other voting securities of Revolution Medicines of which such Revolution Medicines supporting stockholders acquire beneficial ownership after the date of the merger agreement but prior to the earlier to occur of (i) the effective time and (ii) such time as the merger agreement is validly terminated in accordance with its terms, which are referred to collectively as the covered Revolution Medicines shares.

Agreement to Vote

Subject to the terms and conditions set forth in the Revolution Medicines voting agreements, from the date of the merger agreement until the termination of the Revolution Medicines voting agreements in accordance with their respective terms, each of the Revolution Medicines supporting stockholders agreed to:

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be represented in person or by proxy at each meeting of the stockholders of Revolution Medicines, or adjournment or postponement thereof, in order for their respective covered Revolution Medicines shares to be counted as present for purposes of establishing a quorum; and

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at each meeting of the stockholders of Revolution Medicines, or adjournment or postponement thereof, or with respect to any action or approval of the stockholders of Revolution Medicines by written consent, with respect to the applicable matters, vote their respective covered Revolution Medicines shares (i) in favor of the Revolution Medicines share issuance proposal and (ii) against (a) any action or agreement that would reasonably be expected to result in any of the conditions to Revolution Medicines’ obligations under the merger agreement not being fulfilled and (b) any Revolution Medicines acquisition proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, materially impede, materially interfere with or materially and adversely affect the consummation of the mergers and the other transactions contemplated by the merger agreement.

Transfer Restrictions

Subject to the terms and conditions set forth in the Revolution Medicines voting agreements, from the date of the merger agreement until the earlier to occur of (i) the effective time and (ii) such time as the merger agreement is validly terminated in accordance with its terms, each of the Revolution Medicines supporting stockholders agreed not to Transfer (as defined in the Revolution Medicines voting agreements) or cause, consent to or permit the Transfer of any of such Revolution Medicines supporting stockholder’s covered Revolution Medicines shares, except with the prior written consent of EQRx.

Notwithstanding the foregoing, the foregoing restrictions will not prohibit certain Transfers of covered Revolution Medicines shares specified in the Revolution Medicines voting agreements, including: (i) Transfers to controlled affiliates of any such Revolution Medicines supporting stockholder (provided that transferee agrees to assume the obligations of such Revolution Medicines supporting stockholder under the applicable Revolution Medicines voting agreement), (ii) “net exercise,” “net settlement” and similar tax-driven transactions with respect to the settlement or vesting of Revolution Medicines equity awards, (iii) if a Revolution Medicines supporting stockholder is a natural person or trust affiliated with a natural person, Transfers pursuant to written plans providing for the trading of covered Revolution Medicines shares in accordance with Rule 10b5-1 under the Exchange Act and (iv) if a Revolution Medicines supporting stockholder is a natural person, Transfers for estate planning purposes (provided that the transferee agrees to assume the obligations of such Revolution Medicines supporting stockholder under the applicable Revolution Medicines voting agreement), in each case, subject to the terms and conditions set forth in the Revolution Medicines voting agreements.

Other Restrictions

Subject to the terms and conditions set forth in the Revolution Medicines voting agreements, each of the Revolution Medicines supporting stockholders agreed, among other things:

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from the date of the merger agreement until the earlier to occur of (i) the effective time and (ii) such time as the merger agreement is validly terminated in accordance with its terms, not to enter into any options, puts, calls, derivatives or other similar transactions or arrangements with respect to shares of EQRx common stock or any interest in any shares of EQRx common stock, except with the prior written consent of EQRx; and

•

from the date of the merger agreement until the termination of the Revolution Medicines voting agreements in accordance with their respective terms, not to, and not to permit any person under such specified director’s, executive officer’s or stockholder’s control, as applicable, subject to certain exceptions, (i) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition to any of the proposals that such director, executive officer or stockholder agreed to support, (ii) initiate a stockholders’ vote with respect to a Revolution Medicines acquisition proposal or a Revolution Medicines alternative acquisition agreement, (iii) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Revolution Medicines with respect to a Revolution Medicines acquisition proposal or a Revolution Medicines alternative acquisition agreement, or (iv) take any action that Revolution Medicines is prohibited from taking pursuant to non-solicitation and no change in recommendation provisions of the merger agreement.

Termination

The Revolution Medicines voting agreements will terminate upon the earliest to occur of the following:

•	the time that the required Revolution Medicines stockholder approval has been obtained;

•	such time as the merger agreement is validly terminated in accordance with its terms;

•	the effective time;

•

the time that any amendment to the merger agreement is executed in accordance with the applicable terms of the merger agreement that (i) is effected without such specified director’s, executive officer’s or stockholder’s written consent and (ii) increases the economic benefit of the consideration payable to all stockholders of EQRx pursuant to the terms of the merger agreement as of the date of the merger agreement; and

•	the time that the Revolution Medicines board of directors effects a change in recommendation in accordance with the non-solicitation and no change in recommendation provisions of the merger agreement.

EQRx Voting Agreements

Parties to the EQRx Voting Agreements

Concurrently with the execution of the merger agreement, certain directors, executive officers and significant stockholders of EQRx entered into voting agreements with Revolution Medicines, each in substantially similar form, which are referred to as the EQRx voting agreements. The agreements made by such EQRx supporting stockholders are made with respect to all shares of EQRx common stock owned of record or beneficially by such EQRx supporting stockholders as of the date of the merger agreement, including any shares of EQRx common stock that are held in escrow subject to the EQRx earn-out, together with any additional shares of EQRx common stock or other voting securities of EQRx of which such EQRx supporting stockholders acquire beneficial ownership after the date of the merger agreement but prior to the earlier to occur of (i) the effective time and (ii) such time as the merger agreement is validly terminated in accordance with its terms, which are referred to collectively as the covered EQRx shares.

Agreement to Vote

Subject to the terms and conditions set forth in the EQRx voting agreements, from the date of the merger agreement until the termination of the EQRx voting agreements in accordance with their respective terms, each of the EQRx supporting stockholders agreed to:

•

be represented in person or by proxy at each meeting of the stockholders of EQRx, or adjournment or postponement thereof, in order for their respective covered EQRx shares to be counted as present for purposes of establishing a quorum; and

•

at each meeting of the stockholders of EQRx, or adjournment or postponement thereof, or with respect to any action or approval of the stockholders of EQRx by written consent, with respect to the applicable matters, vote their respective covered EQRx shares (i) in favor of the EQRx merger agreement proposal and (ii) against (a) any action or agreement that would reasonably be expected to result in any of the conditions to EQRx’s obligations under the merger agreement not being fulfilled and (b) any EQRx acquisition proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, materially impede, materially interfere with or materially and adversely affect the consummation of the mergers and the other transactions contemplated by the merger agreement.

Transfer Restrictions

Subject to the terms and conditions set forth in the EQRx voting agreements, from the date of the merger agreement until the earlier to occur of (i) the effective time and (ii) such time as the merger agreement is validly terminated in accordance with its terms, each of the EQRx supporting stockholders agreed not to Transfer (as defined in the EQRx voting agreements) or cause, consent to or permit the Transfer of any of such EQRx supporting stockholder’s covered EQRx shares, except with the prior written consent of Revolution Medicines.

Notwithstanding the foregoing, the foregoing restrictions will not prohibit certain Transfers of covered EQRx shares specified in the EQRx voting agreements, including: (i) Transfers to controlled affiliates of any such EQRx supporting stockholder (provided that transferee agrees to assume the obligations of such EQRx supporting stockholder under the applicable EQRx voting agreement), (ii) “net exercise,” “net settlement” and similar tax-driven transactions with respect to the settlement or vesting of EQRx equity awards or EQRx warrants, (iii) if an EQRx supporting stockholder is a natural person or trust affiliated with a natural person, Transfers pursuant to written plans providing for the trading of covered EQRx shares in accordance with Rule 10b5-1 under the Exchange Act and (iv) if an EQRx supporting stockholder is a natural person, Transfers for estate planning purposes (provided that the transferee agrees to assume the obligations of such EQRx supporting stockholder under the applicable EQRx voting agreement), in each case, subject to the terms and conditions set forth in the EQRx voting agreements.

Other Restrictions

Subject to the terms and conditions set forth in the EQRx voting agreements, each of the EQRx supporting stockholders agreed, among other things:

•

from the date of the merger agreement until the earlier to occur of (i) the effective time and (ii) such time as the merger agreement is validly terminated in accordance with its terms, not to enter into any options, puts, calls, derivatives or other similar transactions or arrangements with respect to shares of Revolution Medicines common stock or any interest in any shares of Revolution Medicines common stock, except with the prior written consent of Revolution Medicines; and

•

from the date of the merger agreement until the termination of the EQRx voting agreements in accordance with their respective terms, not to, and not to permit any person under such specified director’s, executive officer’s or stockholder’s control, as applicable, subject to certain exceptions, (i) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition to any of the proposals that such director, executive officer or stockholder agreed to support, (ii) initiate a stockholders’ vote with respect to an EQRx acquisition proposal or an EQRx alternative acquisition agreement, (iii) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of EQRx with respect to an EQRx acquisition proposal or an EQRx alternative acquisition agreement, or (iv) take any action that EQRx is prohibited from taking pursuant to non-solicitation and no change in recommendation provisions of the merger agreement.

Termination

The EQRx voting agreements will terminate upon the earliest to occur of the following:

•	the time that the required EQRx stockholder approval has been obtained;

•	such time as the merger agreement is validly terminated in accordance with its terms;

•	the effective time;

•

the time that any amendment to the merger agreement is executed in accordance with the applicable terms of the merger agreement that (i) is effected without such specified director’s, executive officer’s or stockholder’s written consent and (ii) increases the economic benefit of the consideration payable to all stockholders of EQRx pursuant to the terms of the merger agreement as of the date of the merger agreement; and

•	the time that the EQRx board of directors effects a change in recommendation in accordance with the non-solicitation and no change in recommendation provisions of the merger agreement.

Lock-Up Agreements

Parties to the Lock-Up Agreements

Concurrently with the execution of the merger agreement, certain directors, executive officers and significant stockholders of Revolution Medicines and EQRx entered into lock-up agreements with Revolution Medicines, each in substantially similar form, which are referred to as the lock-up agreements. The agreements made by such specified directors, executive officers and stockholders in the lock-up agreements are made with respect to all shares of Revolution Medicines common stock and other equity interests in Revolution Medicines (including preferred stock, options, restricted stock and restricted stock unit awards) owned of record or beneficially by such specified directors, executive officers and stockholders (including any such shares or equity interests received pursuant to the mergers and the other transactions contemplated by the merger agreement), which are referred to collectively as the lock-up shares.

Transfer Restrictions

Subject to the terms and conditions set forth in the lock-up agreements, from the effective time until 11:59 p.m., Eastern Time, on the 90th calendar day after the closing date, which is referred to as the restricted period, each of the specified directors, executive officers and stockholders party to a lock-up agreement agreed not to Transfer (as defined in the lock-up agreements), directly or indirectly, or publicly announce any intention to effect a Transfer of, any of such specified director’s, executive officer’s or stockholder’s lock-up shares. The specified directors, executive officers and stockholder party to a lock-up agreement have also agreed that the transfer restrictions thereunder preclude such specified director, executive officer or stockholder from entering into hedging and other transactions designed or intended to lead to or result in a sale or disposition of shares of common stock or other equity interests of Revolution Medicines, even if such sale or disposition would be executed by or on behalf of someone other than such specified director, executive officer or stockholder.

Notwithstanding the foregoing:

•

20% of the specified director’s, executive officer’s and stockholder’s lock-up shares (measured as of the effective time and without regard to any shares of common stock or other equity interests of Revolution Medicines acquired after the effective time) will be released from the restrictions set forth in the lock-up agreements at 11:59 p.m., Eastern Time, on the 30th calendar day after the closing date; and

•

the foregoing restrictions will not prohibit certain Transfers of lock-up shares specified in the lock-up agreements, including: (i) Transfers to controlled affiliates (provided that transferee agrees to assume the obligations of the specified director, executive officer or stockholder under the applicable lock-up agreement with respect to the transferred lock-up shares), (ii) “net exercise,” “net settlement” and similar tax-driven transactions with respect to the settlement or vesting of EQRx equity awards and certain sell-to-cover transactions in accordance with the terms of the merger agreement, (iii) if such director, executive officer or stockholder is a natural person or trust affiliated with a natural person, Transfers pursuant to written plans providing for the trading of covered EQRx shares in accordance with Rule 10b5-1 under the Exchange Act; (iv) if such director, executive officer or stockholder is a natural person, Transfers for estate planning purposes; (v) Transfers of shares of Revolution Medicines common stock acquired on the open market, in a public offering by Revolution Medicines, or that does not otherwise involve or relate to shares issued pursuant to the merger agreement; (vi) Transfers pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Revolution Medicines common stock involving a change of control of Revolution Medicines; and (vii) certain other exceptions specified in the lock-up agreements, in each case, subject to the terms and conditions set forth in the lock-up agreements.

In addition, subject to the terms and conditions set forth in the lock-up agreements, in the event a director, executive officer or stockholder party to a lock-up agreement is permitted by Revolution Medicines to Transfer all or any portion of its lock-up shares for value other than as permitted by the applicable lock-up agreement, or is granted an early release from the restrictions under the applicable lock-up agreement, the other directors, executive officers and stockholders party to lock-up agreements will be entitled to a proportionate corresponding permission or release, which is referred to as a pro rata release; provided, that the pro rata release entitlement will not take effect until such permissions or early releases have been granted to specified directors, executive officers or stockholders with respect to an aggregate amount of lock-up shares exceeding 1% of the lock-up shares originally subject to the lock-up agreements.

Termination

The lock-up agreements will terminate upon the earlier to occur of: (i) the end of the restricted period and (ii) such time as the merger agreement is validly terminated in accordance with its terms.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

The following discussion is a summary of the material U.S. federal income tax consequences of the mergers to U.S. holders (as defined below) of EQRx common stock that exchange their EQRx common stock for Revolution Medicines common stock in the first merger. This discussion is based on the Code, U.S. Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the IRS in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could affect the accuracy of the statements and conclusions set forth in this discussion and could adversely affect a U.S. holder. There can be no assurance the IRS or a court will not take a position contrary to the discussion below regarding the tax consequences. This discussion assumes that the mergers will be consummated in accordance with the merger agreement and as further described in this joint proxy statement/prospectus. This discussion is not a complete description of all of the tax consequences of the mergers and, in particular, does not address any tax consequences arising under the Medicare contribution tax on net investment income, the special tax accounting rules under Section 451(b) of the Code, the consequences that may arise under the Foreign Account Tax Compliance Act (including the U.S. Treasury regulations proposed or promulgated thereunder and any intergovernmental agreements entered into pursuant thereto or in connection therewith) or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, or under any U.S. federal laws other than those pertaining to the income tax (such as estate, gift or other non-income tax consequences).

This discussion applies only to U.S. holders of EQRx common stock who hold such shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to address all aspects of U.S. federal income taxation that may be relevant to U.S. holders of EQRx common stock in light of their particular circumstances and does not apply to U.S. holders of EQRx common stock subject to special treatment under the U.S. federal income tax laws including, without limitation:

•	banks or other financial institutions;

•	partnerships, S corporations and other pass-through entities (and investors in partnerships, S corporations and other pass-through entities);

•	insurance companies;

•	tax-exempt organizations or governmental organizations;

•	dealers or brokers in securities or currencies;

•	traders in securities that elect to use a mark-to-market method of accounting;

•	persons that actually or constructively owned at least five percent of EQRx common stock (by vote or value);

•	regulated investment companies;

•	real estate investment trusts;

•	tax-qualified retirement plans;

•	persons that hold EQRx common stock as part of a straddle, hedge, constructive sale or conversion transaction;

•	individuals who are U.S. expatriates and former citizens or long-term residents of the United States;

•	holders who acquired their shares of EQRx common stock through the exercise of an employee stock option, in connection with a restricted stock unit or otherwise as compensation; and

•	persons that have a “functional currency” other than the U.S. dollar.

The following discussion does not address the tax consequences of any transactions effectuated before, after or at the same time as the mergers, whether or not they are in connection with the mergers, including, without limitation, the tax consequences to holders of options, warrants or similar rights to purchase shares of EQRx common stock.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of EQRx common stock that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•	a corporation, or entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia;

•

a trust that (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds EQRx common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership. Any entity or arrangement treated as a partnership for U.S. federal income tax purposes that holds EQRx common stock and any partners in such partnership should consult their tax advisors regarding the tax consequences of the mergers to them.

THE FOLLOWING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE POTENTIAL TAX CONSEQUENCES OF THE MERGERS. ALL HOLDERS OF EQRX COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE MERGERS, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL, NON-U.S. INCOME AND OTHER TAX LAWS.

U.S. Federal Income Tax Consequences of the Mergers to U.S. Holders of EQRx Common Stock

For U.S. federal income tax purposes, the mergers, taken together, are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. However, there are significant factual and legal uncertainties as to whether the mergers will qualify as a reorganization. In particular, under Section 368 of the Code the acquiring corporation (i.e., Revolution Medicines) must either (1) continue a significant line of the target corporation’s (i.e., EQRx’s) historic business or (2) use a significant portion of the target corporation’s historic business assets in a business. This requirement is referred to as the “continuity of business enterprise” or “COBE” requirement. As described elsewhere in this proxy statement/prospectus, Revolution Medicines does not intend to advance EQRx’s research and development portfolio following consummation of the mergers, and EQRx has commenced a process to wind down these programs and return the associated intellectual property to its partners. There is an absence of guidance directly on point as to how Section 368 of the Code applies (and, in particular, if and how the COBE requirement may be satisfied) in the case of an acquisition of a corporation whose primary valuable assets are cash and cash equivalents, including when the cash and cash equivalents are expected to be used in research and development by the acquirer while the research programs and operations historically conducted by the acquired corporation have been or will be wound down.

It is the opinion of Goodwin Procter LLP, counsel to EQRx, that it is more likely than not that the mergers qualify as a “reorganization.” However, given the significant legal and factual uncertainties concerning such qualification, no assurance can be given that the IRS will accept such tax treatment. Moreover, such opinion is based on, among other things, certain factual representations made by EQRx and Revolution Medicines and certain assumptions, all of which must be consistent with the state of facts existing at the time of the mergers. If any of these representations and assumptions are, or become, inaccurate or incomplete, such opinion may be invalid. An opinion of counsel represents counsel’s best legal judgment and is not binding on the IRS or the courts, which may not agree with the conclusions set forth in such opinion, including with respect to the uncertainties referred to above.

Neither Revolution Medicines nor EQRx intends to obtain a ruling from the IRS with respect to the tax consequences of the mergers. In addition, it is not a closing condition to the completion of the mergers that EQRx or Revolution Medicines receive an opinion of counsel that the mergers qualify as a reorganization. If the IRS were to successfully challenge the “reorganization” status of the mergers, the tax consequences would differ materially from those described in this joint proxy statement/prospectus, as discussed below under “—Tax Consequences if the Mergers Fail to Qualify as a “Reorganization”.”

You are urged to consult with your tax advisors regarding the proper U.S. federal income tax treatment of the mergers, including with respect to their qualification as a “reorganization” within the meaning of Section 368(a) of the Code in light of the uncertainties discussed above.

Tax Consequences if the Mergers Qualify as a “Reorganization”

If the mergers, taken together, qualify as a “reorganization” within the meaning of Section 368(a) of the Code, generally, a U.S. holder of EQRx common stock that exchanges its EQRx common stock for Revolution Medicines common stock in the first merger:

•

will not recognize any gain or loss upon the exchange of EQRx common stock for Revolution Medicines common stock in the first merger, except with respect to cash received in lieu of fractional shares of Revolution Medicines common stock (as discussed below);

•

will have a tax basis in the Revolution Medicines common stock received in the first merger (including fractional shares of Revolution Medicines common stock deemed received and exchanged for cash, as discussed below) equal to the tax basis of the EQRx common stock surrendered in exchange therefor; and

•

will have a holding period for the Revolution Medicines common stock received in the first merger (including fractional shares of Revolution Medicines common stock deemed received and exchanged for cash, as discussed below) that includes its holding period for its EQRx common stock surrendered in exchange therefor.

The Revolution Medicines common stock received in the first merger (including fractional shares of Revolution Medicines common stock deemed received and sold for cash, as discussed below) by a U.S. holder that acquired different blocks of EQRx common stock at different times or at different prices will be allocated to each block of EQRx common stock of such U.S. holder, and the basis and holding period of such shares of Revolution Medicines common stock will be determined using a block for block approach and will depend on the basis and holding period of each block of EQRx common stock exchanged for such Revolution Medicines common stock.

Tax Consequences if the Mergers Fail to Qualify as a “Reorganization”

If the mergers do not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, a U.S. holder of EQRx common stock generally would recognize gain or loss for U.S. federal income tax purposes on each share of EQRx common stock surrendered in the first merger in an amount equal to the difference between the fair market value, at the time of the first merger, of the Revolution Medicines common stock received in the first merger (including any cash received in lieu of a fractional share of Revolution Medicines common stock) and such holder’s adjusted tax basis in the EQRx common stock surrendered in the first merger. Gain or loss must be calculated separately for each block of EQRx common stock exchanged by such U.S. holder if such blocks were acquired at different times or for different prices. Any gain or loss recognized generally would be capital gain or loss, and generally would be long-term capital gain or loss if the U.S. holder’s holding period in a particular block of EQRx common stock is more than one year at the effective time of the first merger. Long-term capital gain of certain non-corporate taxpayers, including individuals, generally is taxed at reduced U.S. federal income tax rates. The deductibility of capital losses is subject to limitations. A U.S. holder’s tax basis in shares of Revolution Medicines common stock received in the first merger would be equal to the fair market value thereof as of the effective time of the first merger, and such U.S. holder’s holding period in such shares would begin on the day following the closing of the first merger.

Cash in Lieu of Fractional Shares

A U.S. holder that receives cash in lieu of a fractional share of Revolution Medicines common stock in the first merger will generally be treated as having received the fractional share pursuant to the mergers and then as having sold such fractional share for cash, and will generally recognize capital gain or loss measured by the difference between the cash received for such fractional share of Revolution Medicines common stock and the portion of the U.S. holder’s aggregate tax basis in the shares of EQRx common stock surrendered that is allocable to such fractional share of Revolution Medicines common stock. Such capital gain or loss will generally be long-term capital gain or loss if the holding period for such fractional share of Revolution Medicines common stock is more than one year at the effective time of the first merger. Long-term capital gain of certain non-corporate taxpayers, including individuals, is generally taxed at preferential rates. The deductibility of capital losses is subject to limitations.

THIS SUMMARY DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSEQUENCES RELATING TO THE MERGERS, AND IS NOT, AND IS NOT INTENDED TO BE, TAX ADVICE. ALL STOCKHOLDERS ARE STRONGLY ADVISED AND ARE EXPECTED TO CONSULT THEIR LEGAL AND TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER U.S. FEDERAL TAX LAWS, INCLUDING ESTATE OR GIFT TAX LAWS, OR UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The Mergers

Revolution Medicines, EQRx, Merger Sub I and Merger Sub II have entered into the Agreement and Plan of Merger, dated as of July 31, 2023 (as it may be amended from time to time), referred to herein as the merger agreement. Pursuant to the terms of the merger agreement, (i) Merger Sub I will merge with and into EQRx, referred to herein as the first merger, with EQRx as the surviving corporation, referred to herein as the first merger surviving corporation, in the first merger and continuing as a wholly owned subsidiary of Revolution Medicines and (ii) as soon as practicable after the first merger and as the second step in a single integrated transaction with the first merger, EQRx will merge with and into Merger Sub II, referred to herein as the second merger, with Merger Sub II as the surviving company, referred to herein as the surviving company, in the second merger and continuing as a wholly owned subsidiary of Revolution Medicines. The first merger and the second merger together are referred to as the mergers.

As a result of the first merger, the separate existence of Merger Sub I will cease and EQRx will continue its existence under the laws of the State of Delaware as the first merger surviving corporation and as a wholly owned subsidiary of Revolution Medicines. As a result of the second merger, the separate existence of EQRx will cease and Merger Sub II will continue its existence under the laws of the State of Delaware as the surviving company and as a wholly owned subsidiary of Revolution Medicines. Following consummation of the mergers, the surviving company’s name will be “EQRx, LLC.”

Subject to the terms and conditions of the merger agreement, at the closing of the mergers:

(a)

each share of EQRx common stock that is issued and outstanding immediately prior to the effective time (other than the shares that are held by EQRx in treasury or owned by Revolution Medicines, Merger Sub I, Merger Sub II or any wholly owned subsidiary of EQRx or Revolution Medicines) will be converted into the right to receive a number of validly issued, fully paid and non-assessable shares of Revolution Medicines common stock equal to the exchange ratio (subject to the payment of cash in lieu of fractional shares) calculated in accordance with the merger agreement;

(b)

the EQRx options outstanding immediately prior to the effective time will be accelerated in full immediately prior to the effective time, and in-the-money EQRx Options will be cancelled and converted automatically into the right to receive a number of shares of Revolution Medicines common stock based on the exchange ratio after taking into account the exercise price; all EQRx Options that do not constitute in-the-money EQRx Options will be terminated at the effective time for no consideration;

(c)

awards of EQRx restricted stock units (other than earn-out RSUs) which constitute the right to be issued a share of EQRx common stock after vesting referred to herein as EQRx RSUs, outstanding immediately prior to the effective time, whether or not vested, will be cancelled and converted into the right to receive shares of Revolution Medicines common stock based on the exchange ratio (earn-out RSUs will be cancelled as of the closing of the mergers for no consideration);

(d)

the vesting of each share of restricted EQRx common stock will be accelerated in full immediately prior to the effective time and each share of restricted EQRx common stock will be treated the same as all other shares of EQRx common stock under the merger agreement; and

(e)

all EQRx Warrants will be assumed by the Revolution Medicines and will, in accordance with its terms, automatically cease to represent a warrant exercisable for EQRx common stock and will become a warrant exercisable for the merger consideration that the holder of such EQRx Warrant would have received if such EQRx Warrant had been exercised immediately prior to the effective time. The new warrants exercisable will remain liability awards and recorded at fair value.

The unaudited pro forma condensed combined financial information assumes the issuance of 35.2 million shares of Revolution Medicines common stock to EQRx stockholders upon closing of the mergers, calculated using the per share price of Revolution Medicines common stock of $33.69 as of September 5, 2023. The estimated number of shares of Revolution Medicines common stock to be issued is based on (i) 7,692,308 shares of Revolution Medicines common stock, which was determined by dividing $200,000,000 of the aggregate purchase price by $26.00 per share of Revolution Medicines common stock, plus (ii) an estimated 27,472,007 additional shares of Revolution Medicines common stock determined by dividing (a) $870,000,000 of the aggregate purchase price by (b)(1) the estimated pre-EQRx special meeting VWAP, multiplied by (2) 0.94. The estimated pre-EQRx special meeting VWAP was estimated by using the per share price of Revolution Medicines common stock of $33.69 as of September 5, 2023.

The mergers are taking place to provide Revolution Medicines with additional financing through the acquisition of EQRx’s cash and cash equivalents, marketable securities and short-term investments which comprise the majority of EQRx’s balance sheet. As Revolution Medicines is primarily acquiring these monetary assets, the completion of mergers is in substance a capital-raising transaction with an asset acquisition component. Therefore, the mergers are expected to be accounted for as a capital-raising transaction with an asset acquisition component. EQRx does not meet the definition of a business under Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combinations, referred to as ASC 805, due to the fair value of EQRx, excluding cash and cash equivalents, as of the date of the mergers being concentrated primarily in one asset class, marketable securities. Revolution Medicines has been determined to be the legal and accounting acquirer under ASC 805. The determination is primarily based on the evaluation of the following facts and circumstances:

•	The pre-combination equity holders of Revolution Medicines will hold the relative majority of voting rights in the combined entity;

•	The pre-combination equity holders of Revolution Medicines will have the right to appoint the majority of the directors on the combined entity board of directors;

•	Senior management of Revolution Medicines will comprise the senior management of the combined entity;

•	Operations of Revolution Medicines will comprise the ongoing operations of the combined entity; and

•	Upon completion of the mergers, the primary assets acquired of EQRx at the effective date are expected to be primarily cash and marketable securities.

Under the asset acquisition method of accounting, identifiable assets acquired and liabilities assumed of EQRx are allocated and recorded by Revolution Medicines on a fair value basis to the net assets acquired on the acquisition date. Any excess fair value of net assets of EQRx over the cost of the acquisition following determination of the actual purchase consideration will be allocated to EQRx’s qualifying assets under ASC 805 and any excess fair value of net assets beyond what is allocable to qualifying assets under ASC 805 will be recorded to equity, as a capital-raising transaction. Because EQRx is expected to have wound down its research and development activities and its operations by the time of the completion of the mergers, the net assets being acquired will be primarily comprised of cash and cash equivalents and marketable securities.

One-time direct and incremental transaction costs incurred prior to, or concurrent with, the completion of the mergers are reflected in the unaudited pro forma condensed combined balance sheet as a direct reduction to the combined entity’s additional paid-in capital as these costs were primarily incurred to issue Revolution Medicines common stock to finance the asset acquisition.

Below is the unaudited pro forma condensed combined financial information and related notes thereto which give effect to the completion of the mergers. The following unaudited pro forma condensed combined financial information sets forth:

i.	The historical financial information as of June 30, 2023, and for the six months then ended, as derived from the unaudited financial information of Revolution Medicines and EQRx, and the historical financial information for the year ended December 31, 2022, as derived from the audited financial statements of Revolution Medicines and EQRx; and

ii.

Adjustments to conform the presentation of EQRx’s financial information to be consistent with that of Revolution Medicines; and pro forma adjustments giving effect to the completion of the mergers, as if such transactions had been completed as of June 30, 2023, for purposes of the unaudited pro forma condensed consolidated balance sheet and as of January 1, 2022, the beginning of the earliest period presented, for purposes of the unaudited pro forma condensed consolidated statements of operations. The pro forma adjustments made are (1) directly attributable to the completion of the mergers (2) are factually supportable.

Although EQRx is in the process of winding down its operations, the historical operating expenses of EQRx in the condensed combined statements of operations have not been eliminated in the presentation of the unaudited proforma condensed combined statements of operations.

Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma financial information.

As of the date of this joint proxy statement/prospectus, Revolution Medicines has not completed a detailed valuation study necessary to arrive at the required final estimates of the fair value of the assets to be acquired and the liabilities to be assumed and the related allocations of purchase price. The final determination of the fair value of EQRx assets and liabilities will be based on the actual assets and liabilities of EQRx that exists as of the completion of the mergers. In addition, the value of the consideration paid by Revolution Medicines upon the completion of the mergers is based on the number of shares outstanding of EQRx common stock immediately prior to the effective time. The pro forma adjustments are preliminary and are subject to change as additional information becomes available and as additional analysis is performed. The preliminary pro forma adjustments have been made solely for the purpose of providing the unaudited pro forma financial information presented below. The allocation of the purchase price is estimated and is dependent upon estimates of certain valuations that are subject to change. Any increases or decreases in the fair value of assets acquired and liabilities assumed upon completion of the final valuations will result in adjustments to the pro forma balance sheet and/or statement of operations. In addition, the final purchase price will not be known until the date of the completion of the mergers and could vary materially from the preliminary purchase price. The final purchase price allocation may be materially different than that reflected in the pro forma purchase price allocation presented herein.

The unaudited pro forma financial information is provided for illustrative purposes only and is not intended to represent what Revolution Medicines’ financial position or results of operations would have been had the mergers actually been consummated on the assumed dates nor does it purport to project the future operating results or financial position of the combined company following the mergers. The unaudited pro forma financial information does not reflect future events that may occur after the mergers, including, but not limited to, the anticipated realization of ongoing savings from potential operating efficiencies, asset dispositions, cost savings, or economies of scale that the combined company may achieve with respect to the combined operations. Specifically, the pro forma statements of operations do not include any associated costs that may be required to be incurred to completely wind down EQRx’s operations.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2023

(in thousands, except share and per share data)

	Revolution Medicines (Historical)	EQRx (Historical, After Reclassifications) (Note 2)	Transaction Accounting Adjustments	Tickmarks (Note 4)		Pro Forma Combined
Assets
Current assets
Cash and cash equivalents	$380,330	$247,500	$(20,700)	A		$607,130
Marketable securities	529,159	1,014,056	—			1,543,215
Accounts receivable	2,510	—	—			2,510
Prepaid expenses and other current assets	10,093	22,785	—			32,878

Total current assets	922,092	1,284,341	(20,700)			2,185,733
Property and equipment, net	19,718	2,316	(2,316)	B		19,718
Operating lease right-of-use asset	53,733	2,660	(2,660)	C		53,733
Intangible assets, net	58,273	—	—			58,273
Goodwill	14,608	—	—			14,608
Restricted cash	2,594	633	—			3,227
Other noncurrent assets	2,691	21,448	(4,000)	F		20,139

Total assets	1,073,709	1,311,398	(29,676)			2,355,431

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	29,784	6,586	—			36,370
Accrued expenses and other current liabilities	42,557	47,808	27,214	D		117,579
Operating lease liability, current	5,718	2,430	(2,430)	C		5,718

Total current liabilities	78,059	56,824	24,784			159,667
Deferred tax liability	7,025	—	—			7,025
Operating lease liability, noncurrent	57,538	215	(215)	C		57,538
Other noncurrent liabilities	252	6,041	1,196	E		7,489

Total liabilities	142,874	63,080	25,765			231,719

Commitments and Contingencies	—	—	—
Stockholders’ equity
Preferred stock, $0.0001 par value	—	—	—			—
Common stock, $0.0001 par value	11	49	(45)	G		15
Additional paid-in capital	1,799,812	1,931,231	(691,625)	H		3,039,418
Accumulated other comprehensive (loss) income	(1,251)	134	(134)	H	(ii)	(1,251)
Accumulated deficit	(867,737)	(683,096)	636,363	I		(914,470)

Total stockholders’ equity	930,835	1,248,318	(55,441)			2,123,712

Total liabilities and stockholders’ equity	$1,073,709	$1,311,398	$(29,676)			$2,355,431

Unaudited Pro Forma Condensed Combined Statements of Operations

Six Months Ended June 30, 2023

(in thousands, except share and per share data)

	Revolution Medicines (Historical)	EQRx (Historical, After Reclassifications) (Note 2)	Transaction Accounting Adjustments	Tickmark (Note 5)	Pro Forma Combined
Revenue	$10,838	$—	$—		$10,838
Operating expenses:					—
Research and development	166,928	114,507	—		281,435
General and administrative	27,864	48,753	—		76,617
Restructuring	—	30,374	—		30,374

Total operating expenses:	194,792	193,634	—		388,426

Loss from operations	(183,954)	(193,634)	—		(377,588)
Other income (expense), net:					—
Other income (expense), net	—	6,617	—		6,617
Interest income	17,558	31,510	—		49,068

Total Other income (expense), net:	17,558	38,127	—		55,685

Loss before income taxes	(166,396)	(155,507)	—		(321,903)
Benefit from income taxes	—	—	—		—

Net loss	$(166,396)	$(155,507)	$—		$(321,903)

Net loss per share attributable to common stockholders, basic and diluted	$(1.65)	$(0.32)			$(2.37)
Weighted-average common shares used to compute net loss per share, basic and diluted	100,891,375	481,070,872		K	136,055,690

Unaudited Pro Forma Condensed Combined Statements of Operations

Year Ended December 31, 2022

(in thousands, except share and per share data)

	Revolution Medicines (Historical)	EQRx (Historical, After Reclassifications) (Note 2)	Transaction Accounting Adjustments	Tickmark (Note 5)	Pro Forma Combined
Revenue	$35,380	$—	$—		$35,380
Operating expenses:
Research and development	253,073	228,495	25,361	J	506,929
General and administrative	40,586	127,382	21,372	J	189,340
Restructuring	—	—	—		—

Total Operating expenses:	293,659	355,877	46,733		696,269

Loss from operations	(258,279)	(355,877)	(46,733)		(660,889)
Other income (expense), net:
Other income (expense), net	—	161,638	—		161,638
Interest income	9,154	25,150	—		34,304

Total Other income (expense), net:	9,154	186,788	—		195,942

Loss before income taxes	(249,125)	(169,089)	(46,733)		(464,947)
Benefit from income taxes	420	—	—		420

Net loss	$(248,705)	$(169,089)	$(46,733)		$(464,527)

Net loss per share attributable to common stockholders, basic and diluted	$(3.08)	$(0.36)			$(4.01)
Weighted-average common shares used to compute net loss per share, basic and diluted	80,626,525	474,295,855		K	115,790,840

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1. Basis of Presentation

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of SEC Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” The historical information of Revolution Medicines and EQRx is presented in accordance with accounting principles generally accepted in the United States.

The unaudited pro forma condensed combined balance sheet data assumes that the mergers took place on June 30, 2023, and combines the historical balance sheets of Revolution Medicines and EQRx as of such date.

The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2023, and for the year ended December 31, 2022, assumes that the mergers took place as of January 1, 2022, and combines the historical results of Revolution Medicines and EQRx for the periods then ended.

The unaudited pro forma condensed combined financial information does not reflect the income tax effects of the pro forma adjustments. Given the combined entity is expected to incur future losses, a full valuation allowance is anticipated to be recorded on any deferred taxes and therefore no income taxes are estimated for purposes of the unaudited pro forma condensed combined financial information.

The unaudited pro forma combined financial information, including the notes thereto, should be read in conjunction with:

•	The accompanying notes to the unaudited pro forma condensed combined financial information;

•

The audited historical consolidated financial statements of Revolution Medicines as of and for the year ended December 31, 2022, and the related notes set forth in the Annual Report on Form 10-K filed with the SEC on February 27, 2023, incorporated by reference;

•

The unaudited historical consolidated financial statements of Revolution Medicines as of and for the six months ended June 30, 2023, and the related notes set forth in the Quarterly Report on Form 10-Q filed with the SEC on August 8, 2023, incorporated by reference;

•

The audited historical consolidated financial statements of EQRx as of and for the year ended December 31, 2022, and the related notes set forth in the Annual Report on Form 10-K filed with the SEC on February 23, 2023, incorporated by reference; and

•

The unaudited historical consolidated financial statements of EQRx as of and for the six months ended June 30, 2023, and the related notes set forth in the Quarterly Report on Form 10-Q filed with the SEC on August 8, 2023, incorporated by reference.

The actual purchase consideration for the net assets of EQRx will vary based on the exchange ratio, and Revolution Medicines’ share price at closing as described and that difference could be material. As such, the estimated purchase consideration reflected in these unaudited pro forma condensed combined financial information does not purport to represent what the actual purchase consideration will be when the mergers are completed. The actual purchase price will fluctuate until the effective time, and the final valuation of the purchase consideration could differ significantly from the current estimate. The excess of the net assets acquired over consideration transferred will be allocated between a capital-raising transaction and an asset acquisition. The amount allocated to the asset acquisition will be used to adjust the fair value of the long-lived assets. The remaining excess which is allocated to the capital-raising component will be recognized in equity.

This unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the combined entity’s financial condition or results of operations would have been had the mergers occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined entity. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of this joint proxy statement/prospectus and are subject to change as additional information becomes available and analyses are performed.

Revolution Medicines believes that its assumptions and methodologies provide a reasonable basis for presenting all the significant effects of the mergers based on information available to management at this time and that the unaudited pro forma transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

Management will perform a comprehensive review of the two entities’ accounting policies and may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the post-combination company. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

Note 2. Reclassification adjustments

The unaudited pro forma combined balance sheet has been adjusted to reflect certain reclassifications of EQRx’s consolidated financial statements to conform to the Revolution Medicines’ financial statement presentation.

Reclassification adjustments that have been made to the historical presentation of EQRx to conform to the financial statement presentation of the Revolution Medicines are as follows (in thousands):

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2023

(in thousands)

Revolution Medicines Balance Sheet Presentation	EQRx Balance Sheet Presentation	Before Reclassification	Reclassification	After Reclassification
Marketable securities			$1,014,056	$1,014,056
	Short-term investments	$1,014,056	(1,014,056)	$—
	Other investments	$4,000	(4,000)	$—
Other noncurrent assets	Other non-current assets	$17,448	4,000	$21,448
Other noncurrent liabilities			$6,041	$6,041
	Contingent earn-out liability	$2,494	(2,494)	$—
	Warrant liabilities	$3,322	(3,322)	$—
	Restricted stock repurchase liability	$225	(225)	$—

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2023

(in thousands)

Revolution Medicines Statement of Operations Presentation	EQRx Statement of Operations Historical Presentation	Before Reclassification	Reclassification	After Reclassification
Other income (expense), net			$6,617	$6,617
	Change in fair value of contingent earn-out liability	$4,666	$(4,666)	$—
	Change in fair value of warrant liabilities	$1,971	$(1,971)	$—
	Other expense, net	$(20)	$20	$—

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

(in thousands)

Revolution Medicines Statement of Operations Presentation	EQRx Statement of Operations Historical Presentation	Before Reclassification	Reclassification	After Reclassification
Other income (expense), net			$161,638	$161,638
	Change in fair value of contingent earn-out liability	$145,881	(145,881)	$—
	Change in fair value of warrant liabilities	$15,822	(15,822)	$—
	Other expense, net	$(65)	65	$—

Note 3. Shares of Revolution Medicines common stock Issued to EQRx Equity Holders at the Effective Time and Purchase Price Allocation

The number of shares of common stock Revolution Medicines will issue to EQRx equity holders, for purposes of these pro forma combined financial information as of June 30, 2023, is calculated pursuant to the terms of the merger agreement, using an exchange ratio, assuming it had occurred on June 30, 2023, as follows:

(in thousands)
Estimated fair value of shares of combined company to be owned by EQRx stockholders(1)	$1,165,167

Estimated purchase price	$1,165,167

(1)

Represents the estimated fair value of approximately 35.2 million shares of Revolution Medicines common stock estimated to be issued, calculated using the per share price of Revolution Medicines common stock of $33.69 as of September 5, 2023. The estimated number of shares of Revolution Medicines common stock to be issued is based on (i) 7,692,308 shares of Revolution Medicines common stock, which was determined by dividing $200,000,000 of the aggregate purchase price by $26.00 per share of Revolution Medicines common stock, plus (ii) an estimated 27,472,007 additional shares of Revolution Medicines common stock determined by dividing (a) $870,000,000 of the aggregate purchase price by (b) (1) the estimated pre-EQRx special meeting VWAP, multiplied by (2) 0.94. The estimated pre-EQRx special meeting VWAP was estimated by using the per share price of Revolution Medicines common stock of $33.69 as of September 5, 2023. The fair value of Revolution Medicines common stock to be issued consists of (i) approximately $1,159.7 million for the EQRx common stock and (ii) approximately $5.5 million for the settlement of EQRx equity awards. The fair value of Revolution Medicines common stock to be issued to settle EQRx equity awards included in the merger consideration represents the amount attributable to precombination services.

Preliminary Purchase Price Allocation

The following table provides an estimated, preliminary pro forma purchase price allocation, which is subject to change upon a completed valuation of the assets acquired and liabilities assumed as of the closing date. The preliminary purchase price allocation as of June 30, 2023, is as follows (in thousands):

	Purchase Allocation	Accounting Adjustment	Post Adjustment Allocation
Cash and cash equivalents	$247,500		$247,500
Marketable securities	1,014,056		1,014,056
Prepaid expenses and other current assets	22,785		22,785
Property and equipment, net	2,316	(2,316)	—
Restricted cash	633		633
Other noncurrent assets	20,209	(2,761)	17,448
Accounts payable	(6,586)		(6,586)
Accrued expenses and other current liabilities	(47,808)		(47,808)
Other noncurrent liabilities	(7,237)		(7,237)

Net assets acquired(1)	$1,245,868	$(5,077)	$1,240,791

(1)

The excess fair value of net assets acquired over the fair value of the cost of the asset acquisition was allocated on a relative fair value basis to all qualifying assets. The remaining excess fair value of $75.6 million beyond what was allocable to qualifying assets was recorded to additional paid-in capital, is as described in the following paragraph (in thousands):

The following table calculates the excess of fair value of assets acquired over the purchase consideration under Asset acquisition accounting:

Amount
Estimated purchase price	$1,165,167
Less net assets acquired	1,245,868

Excess fair value of net assets acquired over purchase price	(80,701)
Allocation of excess fair value to property and equipment	2,316
Allocation of excess fair value to other noncurrent assets	2,761

Estimated remaining excess fair value of net assets acquired over purchase price	$(75,624)

Note 4. Transaction Accounting Adjustments to Unaudited Pro Forma Combined Balance Sheet as of June 30, 2023

Tickmark explanations:

(A)	Reflects the adjustment to cash and cash equivalents of $20.7 million for expected transaction costs to be incurred prior to the close of the mergers by Revolution Medicines.

The transaction costs to be incurred by Revolution Medicines are deemed to be direct and incremental costs of the mergers. These amounts are reflected as a reduction of cash and reduction to additional paid-in capital as they are considered to be akin to costs of issuing equity. The expected costs of the mergers are as follows (in thousands):

Amount
Advisory fees	$15,000
Legal and accounting fees	5,385
Other	315

Total transaction costs	$20,700

(B)

Reflects the $2.3 million allocation of excess fair value of net assets acquired, under asset acquisition accounting guidance, over the purchase consideration of the non-qualifying asset acquired as reductions related to Property, and equipment and the offset to Additional paid-in capital, which we refer to as “APIC” of $5.1 million (F). See Note 3.

(C)

Reflects the elimination of EQRx’s operating lease liability, current portion of $2.4 million and non-current portion of $0.2 million and related right-of-use, which we refer to as “RoU” asset of $2.7 million offset by a reduction of $0.1 million in APIC as these leases will have a remaining lease term of under twelve months as of the expected acquisition date and will not be recorded on the balance sheet.

(D)

Reflects the accrual for expected severance payments of $27.2 million, comprising of $20.3 million attributed to employees working on research and development projects and $6.9 million for employees working in general and administration in connection with the termination of certain EQRx employees as result of the mergers.

(E)	Represents the adjustment of $1.2 million to record the assumed EQRx earn-out shares that are expected to be converted to Revolution Medicines earn-out shares at fair value.

(F)

Represents the $1.2 million decrease to reflect the fair value of an acquired equity investment within Other noncurrent assets and the $2.8 million decrease allocation of excess fair value of net assets acquired, under asset acquisition accounting guidance, over the purchase consideration of the non-qualifying asset acquired as reductions related to other noncurrent assets.

Amount
Fair value adjustment of the acquired equity investment	$(1,239)
Adjustment to reduce other noncurrent assets as result of the excess fair value of net assets acquired over purchase consideration (B)	(2,761)

Total adjustment to other noncurrent assets	$(4,000)

(G)	Represents the adjustments with an impact to common stock, as follows (in thousands):

Amounts
Eliminate historical EQRx common stock	$(49)
Issuance of 35.2 million shares of Revolution Medicines common stock at $0.0001 for consideration transferred(i)	4

Total adjustment to common stock	$(45)

i.

Represents the issuance of 35.2 million shares of Revolution Medicines common stock at a par value of $0.0001 per share, or $3,516 in common stock, in exchange for EQRx’s common stock issued and outstanding, including shares issued for the conversion of EQRx’s equity awards, to EQRx stockholders and equity award holders. The equity portion of the fair value of consideration transferred will depend on the market price of the Revolution Medicines’ shares at the effective time. The excess fair value of net assets acquired over the cost of the acquisition of $75.6 million is reflected within APIC. As consideration was paid in all equity, no adjustment is reflected on the pro forma balance sheet because APIC was both credited and debited for $75.6 million.

(H)	Represents the adjustments with an impact to APIC, as follows (in thousands):

See also corresponding tickmark explanations.

Amounts
Adjustment for excess of Net assets over purchase consideration (B)	$(5,077)
Elimination EQRx’s operating lease liability current and noncurrent and the related RoU asset (C)	(15)
Elimination of pre-combination EQRx historical equity(ii)	(682,913)
Fair value adjustment of the assumed EQRx earnout liability (E)	(1,196)
Fair value adjustment of the acquired equity investment (F)	(1,239)
Estimated fair value of shares of Revolution Medicines common stock issued as consideration for the Mergers (G)	(4)
Acceleration of EQRx post-combination stock compensation expense(i)	19,519
Expected transaction costs of Revolution Medicines (A)	(20,700)

Total adjustment to additional paid-in capital	$(691,625)

i.

Reflects the accrual of one-time post-combination compensation expense of $19.5 million related to accelerated vesting of EQRx equity awards. The expense represents the fair value of the EQRx equity awards converted to Revolution Medicines common stock that is attributable to post-combination service.

ii.

To make the appropriate adjustments to APIC. Revolution Medicines will close out EQRx’s historical equity, accumulated other comprehensive income and accumulated deficit to additional paid-in capital as follows:

Amounts
Historical EQRx common stock	$49
Historical EQRx accumulated deficit	(683,096)
Historical EQRx accumulated other comprehensive income	134

Adjustment to EQRx additional paid-in capital	$(682,913)

(I)	Represents the adjustments with an impact to accumulated deficit, as follows (in thousands):

See also corresponding tickmark explanations.

Amounts
Severance benefits in connection with the termination of certain terminated employees of EQRx (D)	(27,214)
Elimination of pre-combination EQRx accumulated deficit (H)	683,096
Fair value of settled EQRx equity awards attributable to post-combination stock compensation expense (H)	(19,519)

Total adjustment to accumulated deficit	$636,363

Note 5. Transaction Accounting Adjustments to Unaudited Pro Forma Combined Statements of Operations for the Year Ended December 31, 2022, and the Six Months Ended June 30, 2023

Tickmark explanations:

(J)	Represents the adjustments to research and development and general and administrative expenses, as follows (in thousands).

Post-combination compensation expense attributable to the accelerated vesting and settlement of EQRx equity awards(i)	$19,519
Expected severance payments as result of the termination of certain EQRx employees(ii)	27,214

Total adjustment to operating expense	$46,733

(i)

For the year ended December 31, 2022, reflects the one-time post-combination compensation expense of $19.5 million, comprising of $5.0 million attributed to employees working on research and development projects and $14.5 million for employees working in general and administration, related to accelerated vesting of EQRx equity awards. The expense represents the fair value of the EQRx equity awards converted to Revolution Medicines common stock that is attributable to post-combination service. See tickmark (H).

(ii)

For the year ended December 31, 2022, reflects the expected severance payments of $27.2 million in connection with the termination of certain EQRx employees in connection with the mergers. See tickmark (D).

There were no adjustments that affected pro forma condensed combined statement of operations for the six-months ended June 30, 2023.

(K)

The pro forma combined basic and diluted earnings per share have been adjusted to reflect the pro forma net loss for the six months ended June 30, 2023 and the year ended December 31, 2022. In addition, the number of shares used in calculating the pro forma combined basic and diluted net loss per share has been adjusted to reflect the estimated total number of shares of common stock of the combined company that would be outstanding as of the effective time after giving effect to the exchange of shares. For the six months ended June 30, 2023, and the year ended December 31, 2022, the pro forma weighted average shares outstanding has been calculated as follows:

	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Historical weighted-average shares outstanding—Basic and Diluted	100,891,375	80,626,525
Estimated shares of common stock expected to be issued to EQRx shareholders and equity award holders	35,164,315	35,164,315

Pro forma weighted average number of common shares outstanding—Basic and Diluted EPS	136,055,690	115,790,840

COMPARISON OF STOCKHOLDERS’ RIGHTS

If the mergers are completed, EQRx stockholders will receive Revolution Medicines common stock. At the effective time of the mergers, the Revolution Medicines charter will be the combined company charter. At the effective time of the mergers, the bylaws of Revolution Medicines will be the combined company’s bylaws.

Revolution Medicines and EQRx are both Delaware corporations subject to the DGCL. If the mergers are completed, the rights of Revolution Medicines stockholders and EQRx stockholders who become Revolution Medicines stockholders through the exchange of shares will continue to be governed by the DGCL, but will also be governed by the combined company charter and the combined company bylaws.

The following description summarizes certain material differences between the current rights of EQRx stockholders and the rights of Revolution Medicines’ stockholders. This does not purport to be a complete statement of all those differences, or a complete description of the specific provisions referred to in this summary and is qualified in its entirety by reference to the complete text of the applicable provision or statute. The identification of specific differences is not intended to indicate that other equally significant or more significant differences do not exist. Stockholders should read carefully the relevant provisions of the DGCL, the Revolution Medicines charter, the Revolution Medicines bylaws, the EQRx certificate of incorporation, and the EQRx by-laws. Copies of the documents referred to in this summary may be obtained as described under the section titled “Where You Can Find More Information” of this joint proxy statement/prospectus.

EQRx	REVOLUTION MEDICINES
Authorized Capital Stock

EQRx’s authorized capital stock consists of 1,250,000,000 shares of common stock, par value $0.0001 per share, and 2,000,000 shares of preferred stock, par value $0.0001 per share.

As of the close of business on the EQRx record date, EQRx had 537,575,811 shares of common stock and no shares of preferred stock issued and outstanding.

Revolution Medicines is authorized to issue 310,000,000 shares of stock, consisting of 300,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share.

As of the close of business on the Revolution Medicines record date, Revolution Medicines had 109,448,831 shares of common stock and no shares of preferred stock issued and outstanding

Rights of Preferred Stock

The EQRx board of directors is authorized to issue shares of preferred stock in one or more series, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof. The EQRx board of directors is further authorized, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares in any such series outstanding) the number of shares of any series subsequent to the issue of shares of that series.	Revolution Medicines is authorized to issue preferred stock in one or more series. The Revolution Medicines board of directors may provide by resolution and by causing the filing of a Certificate of Designation (as defined in the Revolution Medicines charter) for the issuance of shares of preferred stock, and to establish the designation of such series and the number of shares to be included in each such series, and to fix the voting powers (full or limited, or no voting power), preferences and relative, participating, optional or other special rights and the qualifications, limitations and restrictions, if any, of the shares of each series. The Revolution Medicines board of directors is further authorized, by resolution or resolutions, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of such series.

EQRx	REVOLUTION MEDICINES
Voting Rights

Each EQRx stockholder is entitled to one vote for each share of EQRx common stock held by such stockholder.	Each Revolution Medicines stockholder is entitled to one vote for each share of Revolution Medicines common stock having voting power held by such stockholder.

Voting—Other than for Election of Directors

Under the EQRx charter, EQRx stockholders are not entitled to vote on any EQRx charter amendment that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of EQRx preferred stock if such holders of EQRx preferred stock are entitled to vote, either separately or together with the holders of one or more other such series on such EQRx charter amendment.	Under the Revolution Medicines charter, when a quorum is present, the affirmative vote of the majority of the votes on a matter is controlling, unless the matter is one upon which by express provision of applicable law, rule or regulation applicable to Revolution Medicines or its securities or of the Revolution Medicines charter, required a different standard, in which case such express provision shall govern and control the decision of such question.

Quorum

The EQRx by-laws provide that, at any meeting of EQRx stockholders, the presence in person or by proxy of holders of a majority of the EQRx common stock issued and outstanding and entitled to vote constitutes a quorum at such meeting, except as otherwise provided by statute or by the EQRx charter.	The Revolution Medicines bylaws provide that, unless otherwise provided, at any meeting of Revolution Medicines stockholders, a majority of the voting power of Revolution Medicines stock outstanding and entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum.

Stockholder Inspection Rights; Stockholder Lists

Under Section 220 of the DGCL, a stockholder or his agent has a right to inspect EQRx’s stock ledger, a list of all of its stockholders and its other books and records during the usual hours of business upon written demand stating his proper purpose (which must be reasonably related to such person’s interest as a stockholder). If EQRx refuses to permit such inspection or refuses to reply to the request within five business days of the demand, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection.

The EQRx by-laws provide that EQRx shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any EQRx stockholder for a period of at least ten days prior to the meeting in the manner provided by law. The list shall also be open to the examination of any

Under Section 220 of the DGCL, a stockholder or his agent has a right to inspect Revolution Medicines’ stock ledger, a list of all of its stockholders and its other books and records during the usual hours of business upon written demand stating his proper purpose (which must be reasonably related to such person’s interest as a stockholder). If Revolution Medicines refuses to permit such inspection or refuses to reply to the request within five business days of the demand, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection.

The Revolution Medicines bylaws provide that Revolution Medicines shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any Revolution Medicines stockholder for a period of at least ten

EQRx	REVOLUTION MEDICINES
EQRx stockholder during the whole time of the meeting as provided by law.	days prior to the meeting in the manner provided by law. The list shall also be open to the examination of any Revolution Medicines stockholder during the whole time of the meeting as provided by law.

Classified Board

The EQRx charter provides that the EQRx board of directors shall be divided into three staggered classes, with each class serving a three-year term.	The Revolution Medicines charter provides that the Revolution Medicines board of directors shall be divided into three staggered classes, with each class serving a three-year term.

Number of Directors

The EQRx by-laws provide for the number of directors constituting the board of directors to be determined by resolution of the board of directors.	The Revolution Medicines bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the Revolution Medicines board of directors, provided there shall be at least one member.

Election of Directors

The EQRx by-laws provide that any election of directors by EQRx stockholders shall be determined by a plurality of the votes properly cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.	The Revolution Medicines bylaws provide that any election of directors by Revolution Medicines stockholders shall be determined by a plurality of the votes properly cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Filling Vacancies on the Board of Directors

The EQRx charter provides that, subject to the rights of the holders of any series of preferred stock, any and all vacancies or newly created directorships shall be filled solely and exclusively by the affirmative vote of a majority of the remaining EQRx’s board of directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the EQRx stockholders. A director elected to fill a vacancy shall hold office for the remainder of the full term of the class of EQRx’s board of directors in which the new directorship was created or the vacancy occurred and until such successor shall have been duly elected and qualified.	The Revolution Medicines charter provides that, subject to the special rights of the holders of any series of preferred stock, any vacancies and newly created directorships shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the Revolution Medicines stockholders, unless the Revolution Medicines board of directors determines by resolution that any such vacancies or newly created directorships shall be filled by the Revolution Medicines stockholders. A director elected to fill a vacancy shall hold office for the remainder of the full term of the class of Revolution Medicines’ board of directors in which the new directorship was created or the vacancy occurred and until such successor shall have been duly elected and qualified.

Cumulative Voting

Under the DGCL, stockholders may cumulate their votes and either cast them for one candidate or distribute them among two or more candidates in the election of directors only if expressly authorized in a corporation’s	Under the DGCL, stockholders may cumulate their votes and either cast them for one candidate or distribute them among two or more candidates in the election of directors only if expressly authorized in a corporation’s certificate of incorporation. The

EQRx	REVOLUTION MEDICINES
certificate of incorporation. The EQRx charter does not authorize cumulative voting.	Revolution Medicines charter does not authorize cumulative voting.

Removal of Directors

The EQRx charter provides that, except for such additional directors, if any, as are elected by the holders of any series of preferred stock as provided for or fixed pursuant to the EQRx charter, any member of the board of directors, or the entire board of directors, may be removed, but only for cause and only by the affirmative vote of at least a majority of the outstanding shares of capital stock then entitled to vote at an election of directors, voting together as a single class.	The Revolution Medicines charter provides that, expect as otherwise provided by the DGCL, board of directors or any individual director may be removed from office at any time, but only with cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent of the voting power of all of the then outstanding shares of voting stock with the power to vote at an election of directors.

Director Nominations by Stockholders

The EQRx by-laws provide that an EQRx stockholder must give advance written notice to EQRx of a director nomination. These notice requirements generally require that, among other things, the EQRx stockholder deliver a written notice of any such nomination containing specified information, representations and consents to the corporate offices of EQRx by the date not later than 90 days, nor earlier than 120 days, prior to the first anniversary date of the annual meeting for the preceding year; except however, that in the event the annual meeting of EQRx stockholders is first convened more than thirty days before or more than sixty days after such anniversary date, then notice must be received by EQRx not later than the ninetieth day prior to such current year’s annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by EQRx.	The Revolution Medicines bylaws provide that a Revolution Medicines stockholder must give advance written notice to Revolution Medicines of a director nomination. These notice requirements generally require that, among other things, the Revolution Medicines stockholder deliver a written notice of any such nomination containing specified information, representations and consents to Revolution Medicines’ Secretary by the date not later than 90 days, nor earlier than one hundred and 120 days, prior to the first anniversary date of the annual meeting for the preceding year; except however, that in the event the annual meeting of Revolution Medicines stockholders is first convened more than thirty days before or more than sixty days after such anniversary date, then notice must be received by Revolution Medicines not later than the ninetieth day prior to such current year’s annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by Revolution Medicines.

Stockholder Proposals

The EQRx by-laws provide that an EQRx stockholder must give advance written notice to EQRx of a matter before the annual meeting. The notice must be in writing and delivered to the corporate offices of EQRx by the date not later than 90 days, nor earlier than 120 days, prior to the first anniversary date of the annual meeting for the preceding year; except however, that in the event the annual meeting is first convened more than 30 days before or more than 60 days after such anniversary date, then notice must be received by EQRx not later than the ninetieth day prior to such current year’s annual meeting or the tenth day following the day on which public	The Revolution Medicines bylaws provide that business properly brought before an annual meeting by Revolution Medicines stockholder shall be, so long as he or she is a Revolution Medicines stockholder of record both at the time the written notice provided for in the Revolution Medicines bylaws is delivered and at the time of the meeting. The Revolution Medicines stockholder must also be entitled to vote at the meeting and comply with the notice requirements set forth in the Revolution Medicines bylaws.

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announcement of the date of such meeting is first made by EQRx.

To be timely, a Revolution Medicines stockholder’s notice must generally be delivered to Revolution Medicines’ Secretary no less than 90 days and no more than 120 days prior to the anniversary of the preceding year’s annual meeting of stockholders.

Stockholder Action by Written Consent

The DGCL provides that, unless otherwise stated in the certificate of incorporation, any action which may be taken at an annual meeting or special meeting of stockholders may be taken without a meeting, if a consent in writing is signed by the holders of the outstanding stock having the minimum number of votes necessary to authorize the action at a meeting of stockholders. The EQRx charter expressly provides that except as otherwise provided, any action required or permitted to be taken by EQRx stockholders must be effected at a duly called annual or special meeting of stockholders of EQRx and may not be effected by any consent in writing by such stockholders.	The DGCL provides that, unless otherwise stated in the certificate of incorporation, any action which may be taken at an annual meeting or special meeting of stockholders may be taken without a meeting, if a consent in writing is signed by the holders of the outstanding stock having the minimum number of votes necessary to authorize the action at a meeting of stockholders. The Revolution Medicines charter provides that any action required or permitted to be taken by Revolution Medicines stockholders must be effected at a duly called annual or special meeting of stockholders of Revolution Medicines and may not be effected by any written consent.

Certificate of Incorporation Amendments

Under Section 242 of the DGCL, the certificate of incorporation may be amended upon a resolution of the EQRx board of directors and approved by:

•  the holders of a majority of the outstanding shares entitled to vote; and

•  a majority of the outstanding shares of each class entitled to a class vote, if any.

The EQRx charter provides that the affirmative vote of a majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal is required to amend, repeal or modify such provision of the EQRx charter.

Under Section 242 of the DGCL, the certificate of incorporation may be amended upon a resolution of the Revolution Medicines board of directors and approved by:

•  the holders of a majority of the outstanding shares entitled to vote; and

•  a majority of the outstanding shares of each class entitled to a class vote, if any.

The Revolution Medicines charter provides that the affirmative vote of the holders of at least sixty-six and two-thirds percent of the voting power of all of the then-outstanding shares of the voting stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VII, VIII and IX of the Revolution Medicines charter.

Bylaw Amendments

The EQRx charter provides that a majority of the EQRx board of directors is expressly authorized to make, alter, amend or repeal the EQRx by-laws. The EQRx by-laws may also be amended, altered or repealed and new bylaws may be adopted by the affirmative vote of a majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class at any annual meeting or special meeting of EQRx stockholders.	The Revolution Medicines charter provides that the Revolution Medicines board of directors is expressly authorized to make, alter or repeal the Revolution Medicines bylaws. Revolution Medicines stockholders also have power to rescind, alter, amend or repeal the Revolution Medicines bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock required by law, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds

EQRx	REVOLUTION MEDICINES
percent of the voting power of all of the then-outstanding shares of the capital stock.

Special Meetings of Stockholders

The EQRx by-laws provide that except as otherwise required by statute and subject to the rights of the holders of any series of preferred stock, special meetings of stockholders may be called only by a resolution adopted by the majority of the board of directors then in office.

No business may be transacted at such special meeting otherwise than specified in EQRx’s notice of special meeting.

The Revolution Medicines charter and bylaws provide that a special meeting may be called at any time by the Revolution Medicines board of directors, chief executive officer or president (in the absence of a chief executive officer), but such special meetings may not be called by any other person or persons.

Notice of Meetings of Stockholders

The EQRx by-laws provide that the notice of any meeting, which shall state the hour, date and place, if any, of the meeting, the means of remote communications, if any, by which EQRx stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting has been called, is to be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each EQRx stockholder entitled to vote at such meeting.	The Revolution Medicines bylaws provide that the notice, either written or by electronic communications, of any meeting shall states the place, date and time of the meeting, the means of remote communications, if any, by which Revolution Medicines stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose of the meeting. Notice must be given no less than ten and no more than 60 days before the date of the meeting.

Limitation of Personal Liability of Directors

The EQRx charter provides that, to the fullest extent permitted by the DGCL, no director of EQRx will be personally liable to EQRx or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability:

•  for a breach of a director of EQRx’s duty of loyalty;

•  for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•  under Section 174 of the DGCL; or

•  for any transaction from which the director of EQRx derived an improper personal benefit.

The Revolution Medicines charter provides that, to the maximum extent permitted by the DGCL, no Revolution Medicines director will be personally liable to Revolution Medicines or its stockholders for monetary damages for breach of his or her fiduciary duty as a director.

Indemnification of Directors and Officers

The EQRx by-laws provide that EQRx shall indemnify, to the fullest extent permitted by the DGCL, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or	The Revolution Medicines bylaws provide that Revolution Medicines will indemnify, to the fullest extent permitted by the DGCL, any director or officer who is a party or threatened to be made a party to any suit or proceeding, whether civil, criminal,

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investigative (other than an action by or in the right of the corporation), by reason of the fact that such person:

•  serves or has served EQRx as a director on the board of directors of EQRx; or

•  serves or has served EQRx as an officer of EQRx appointed by the board of directors of EQRx.

Where such indemnitee of EQRx commences a proceeding to enforce rights to such indemnification, EQRx shall indemnify any such indemnitee only if the proceeding was authorized in advance by (i) a majority vote of the disinterested directors of EQRx, even though less than a quorum of the board of directors of EQRx, (ii) a committee comprised of disinterested directors of EQRx, such committee having been designated by a majority vote of the disinterested directors of EQRx (even though less than a quorum), (iii) if there are no such disinterested directors of EQRx, or if a majority of disinterested directors of EQRx so directs, by independent legal counsel in a written opinion, or (iv) by EQRx stockholders.

The EQRx by-laws further authorize EQRx to pay in advance for expenses incurred in defending any proceeding in advance of its final disposition, provided however that such person must furnish a written statement to repay any advances if it is ultimately determined that he or she is not entitled to indemnification.

EQRx may purchase and maintain insurance covering certain liabilities that may be incurred by directors, officers or employees in the performance of their duties.

The indemnification and advancement of expenses provided in the EQRx by-laws shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

administrative or investigative, by reason of the fact that he or she is or was a director or officer of Revolution Medicines, or is or was serving at the request of Revolution Medicines as a director, officer, employee or agent of another entity, against all expenses, liability and loss, provided that Revolution Medicines will indemnify an indemnitee in connection with a proceeding voluntarily initiated by such indemnitee only if such proceeding was authorized or ratified by the Revolution Medicines board of directors.

The Revolution Medicines bylaws further authorize Revolution Medicines to pay in advance for expenses incurred in defending any proceeding in advance of its final disposition, provided however that such payment may be made only upon receipt of an undertaking by the person to repay any advances if it is ultimately determined that he or she is not entitled to indemnification.

Revolution Medicines may purchase and maintain insurance covering certain liabilities that may be incurred by director, officer, employee or agent in the performance of their duties or rising out of his or her status as a director, officer, employee or agent.

The indemnification and advancement of expenses provided in the Revolution Medicines bylaws shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

Revolution Medicines has also entered into indemnity agreements with certain directors and executive officers. These agreements, among other things, indemnify Revolution Medicines’ directors and executive officers for certain expenses (including attorneys’ fees), judgments, fines and settlement payments incurred in any action in connection with the good faith performance of their duties as a director or officer.

Change of Control Laws

In general, Section 203 of the DGCL, subject to certain exceptions set forth therein, prohibits a business combination between a corporation and an interested stockholder within three years of the time such stockholder became an interested stockholder, unless (i) prior to such time, the board of directors of the corporation approved either the business combination or	In general, Section 203 of the DGCL, subject to certain exceptions set forth therein, prohibits a business combination between a corporation and an interested stockholder within three years of the time such stockholder became an interested stockholder, unless (i) prior to such time, the board of directors of the corporation approved either the business

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the transaction that resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans, or (iii) at or subsequent to such time, the business combination is approved by the board of directors of the corporation and authorized by the affirmative vote at a stockholders’ meeting of at least 66 2/3% of the outstanding voting stock of the corporation which is not owned by the interested stockholder.

Because the EQRx charter contains a provision expressly electing not to be governed by Section 203 of the DGCL, EQRx is not subject to Section 203 of the DGCL.

combination or the transaction that resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans, or (iii) at or subsequent to such time, the business combination is approved by the board of directors of the corporation and authorized by the affirmative vote at a stockholders’ meeting of at least 66 2/3% of the outstanding voting stock of the corporation which is not owned by the interested stockholder.

The DGCL allows a corporation’s certificate of incorporation to contain a provision expressly electing not to be governed by Section 203. The Revolution Medicines charter has not opted out of Section 203.

The DGCL permits a Delaware corporation’s certificate of incorporation to provide for a greater vote for a merger, consolidation or sale of substantially all the assets of a corporation than the vote described above. The Revolution Medicines charter does not provide for a greater vote for a merger, consolidation or sale of substantially all the assets of Revolution Medicines.

Forum Selection

The EQRx by-laws provide that, unless EQRx consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions will be the Court of Chancery of the State of Delaware, or, if the Court of Chancery does not have jurisdiction, then the federal district court for the District of Delaware.	The Revolution Medicines bylaws provide that, unless Revolution Medicines consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions will be the Court of Chancery of the State of Delaware, or, if the Court of Chancery does not have jurisdiction, then in another state or federal court sitting in the State of Delaware.

LEGAL MATTERS

Latham & Watkins LLP will pass upon the validity of the shares of Revolution Medicines common stock offered hereby. Certain U.S. federal income tax consequences relating to the transactions will be passed upon for EQRx by Goodwin Procter LLP. Certain attorneys affiliated with Latham & Watkins LLP own shares of Revolution Medicines common stock representing in the aggregate less than 1% of the outstanding shares of Revolution Medicines common stock.

EXPERTS

The financial statements of Revolution Medicines, Inc. and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s annual report on internal control over financial reporting) incorporated in this joint proxy statement/prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2022 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of EQRx, Inc. appearing in EQRx, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, and the effectiveness of EQRx, Inc.’s internal control over financial reporting as of December 31, 2022 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

CERTAIN BENEFICIAL OWNERS OF REVOLUTION MEDICINES COMMON STOCK

To Revolution Medicines knowledge, the following table sets forth certain information regarding the beneficial ownership of Revolution Medicines common stock as of September 26, 2023 (except as noted in the footnotes below) and with respect to:

•	each person known by Revolution Medicines to beneficially own 5% or more of the outstanding shares of Revolution Medicines common stock;

•	each member of the Revolution Medicines board of directors;

•	each named executive officer of Revolution Medicines; and

•	the members of the Revolution Medicines board of directors and Revolution Medicines’ executive officers as a group.

Revolution Medicines has determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, Revolution Medicines believes, based on the information furnished to Revolution Medicines, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Revolution Medicines common stock that he, she or it beneficially owns.

For purposes of this table, the Revolution Medicines “named executive officers” are the executive officers of Revolution Medicines appearing in Revolution Medicines’ last proxy statement.

Applicable percentage ownership and voting power is based on 109,448,831 shares of Revolution Medicines common stock outstanding.

At the close of business on September 26, 2023, directors and executive officers of Revolution Medicines beneficially owned and were entitled to vote approximately 6,032,019 shares of Revolution Medicines common stock, collectively representing 5.5% of the shares of Revolution Medicines common stock outstanding on September 26, 2023.

Security Ownership of Revolution Medicines Directors and Executive Officers

Unless otherwise noted below, the address of each beneficial owner listed in the table below is c/o Revolution Medicines, Inc., 700 Saginaw Drive, Redwood City, California 94063.

	Beneficial Ownership
Name of Beneficial Owner	Number of Outstanding Shares Beneficially Owned	Number of Shares Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percentage of Beneficial Ownership(1)
Directors and Named Executive Officers:
Mark A. Goldsmith, M.D., Ph.D.(2)	573,727	1,651,325	2,225,052	2.0%
Jack Anders(3)	12,867	128,756	141,623	*
Steve Kelsey, M.D.(4)	225,513	420,755	646,268	*
Margaret Horn, J.D.(5)	32,085	568,328	600,413	*
Xiaolin Wang, Sc.D.(6)	18,251	359,444	377,695	*
Elizabeth McKee Anderson(7)	10,625	68,468	79,093	*
Flavia Borellini, Ph.D.(8)	10,022	38,795	48,817	*
Alexis Borisy(9)	234,622	110,320	344,942	*
Lorence Kim, M.D.(10)	53,500	16,355	69,855	*
Sushil Patel, Ph.D.(11)	3,500	17,377	20,877	*
Thilo Schroeder, Ph.D.(12)	4,839,529	0	4,839,529	4.4%
Barbara Weber, M.D.(13)	10,625	63,259	73,884	*
Directors and Executive Officers as a Group (13 persons)	6,032,019	3,522,077	9,554,096	8.5%

*	Indicates beneficial ownership of less than 1% of the total Revolution Medicines outstanding common stock.
(1)	Calculated based on 109,448,831 outstanding shares of Revolution Medicines common stock as of September 26, 2023.
(2)

Consists of (i) 175,332 shares of Revolution Medicines common stock, (ii) 35,424 shares of Revolution Medicines common stock directly held by the Jonathan Henry Goldsmith Trust under the Goldsmith Children’s 2011 Irrevocable Education Trust, dated December 15, 2011, (iii) 35,424 shares of Revolution Medicines common stock directly held by the Rebecca Eve Goldsmith Trust under the Goldsmith Children’s 2011 Irrevocable Education Trust, dated December 15, 2011, (iv) 327,547 shares of Revolution Medicines common stock directly held by Mark A. Goldsmith and Anne E. Midler 2002 Revocable Living Trust and (v) 1,651,325 shares of Revolution Medicines common stock that may be acquired pursuant to the exercise of stock options or restricted stock units within 60 days of September 26, 2023.

(3)

Consists of (i) 12,867 shares of Revolution Medicines common stock held by Mr. Anders and (ii) 128,756 shares of Revolution Medicines common stock that may be acquired pursuant to the exercise of stock options or restricted stock units within 60 days of September 26, 2023.

(4)

Consists of (i) 225,513 shares of Revolution Medicines common stock held by Dr. Kelsey and (ii) 420,755 shares of Revolution Medicines common stock that may be acquired pursuant to the exercise of stock options or restricted stock units within 60 days of September 26, 2023.

(5)

Consists of (i) 32,085 shares of Revolution Medicines common stock held by Ms. Horn and (ii) 568,328 shares of Revolution Medicines common stock that may be acquired pursuant to the exercise of stock options or restricted stock units within 60 days of September 26, 2023.

(6)

Consists of (i) 18,251 shares of Revolution Medicines common stock held by Dr. Wang and (ii) 359,444 shares of Revolution Medicines common stock that may be acquired pursuant to the exercise of stock options or restricted stock units within 60 days of September 26, 2023.

(7)

Consists of (i) 10,625 shares of Revolution Medicines common stock held by Ms. Anderson, (ii) 26,990 shares of Revolution Medicines common stock directly held by David W. Anderson 1996 Irrevocable Trust and (iii) 68,468 shares of Revolution Medicines common stock that may be acquired pursuant to the exercise of stock options or restricted stock units within 60 days of September 26, 2023.

(8)

Consists of (i) 10,022 shares of Revolution Medicines common stock held by Dr. Borellini and (ii) 38,795 shares of Revolution Medicines common stock that may be acquired pursuant to the exercise of stock options or restricted stock units within 60 days of September 26, 2023.

(9)

Consists of (i) 234,622 shares of Revolution Medicines common stock held by Dr. Borisy and (ii) 110,320 shares of Revolution Medicines common stock that may be acquired pursuant to the exercise of stock options or restricted stock units within 60 days of September 26, 2023.

(10)

Consists of (i) 53,500 shares of Revolution Medicines common stock held by Dr. Kim and (ii) 16,355 shares of Revolution Medicines common stock that may be acquired pursuant to the exercise of stock options or restricted stock units within 60 days of September 26, 2023.

(11)

Consists of (i) 3,500 shares of Revolution Medicines common stock held by Dr. Patel and (ii) 17,377 shares of Revolution Medicines common stock that may be acquired pursuant to the exercise of stock options or restricted stock units within 60 days of September 26, 2023.

(12)

Consists of (i) 2,668,214 shares of Revolution Medicines common stock directly held by Nextech V Oncology S.C.S., SICAV-SIF, referred to as Nextech V, (ii) 618,181 shares of Revolution Medicines common stock directly held by Nextech VI Oncology SCSp, referred to as Nextech VI, and (iii) 1,553,134 shares of Revolution Medicines common stock directly held by Nextech Crossover I SCSp, referred to as Nextech Crossover. Nextech Invest AG is the investment advisor of Nextech V, Nextech VI and Nextech Crossover. Nextech Invest AG reports its address as Bahnhofstrasse 18, CH-8001 Zurich. Dr. Schroeder disclaims beneficial ownership of all such shares except to the extent of his pecuniary interests therein. Dr. Schroder is a managing member of Nextech Invest AG.

(13)

Consists of (i) 10,625 shares of Revolution Medicines common stock held by Dr. Weber and (ii) 63,259 shares of Revolution Medicines common stock that may be acquired pursuant to the exercise of stock options or restricted stock units within 60 days of September 26, 2023.

Security Ownership of Other Beneficial Owners

Based on information available to Revolution Medicines as of September 26, 2023, Revolution Medicines knows of no person who beneficially owned more than 5% of Revolution Medicines common stock, except as set forth below:

Name and Address of Beneficial Owner	Number of Outstanding Shares Beneficially Owned	Percentage of Beneficial Ownership(1)
Entities affiliated with Wellington Management Group(2)	8,873,974	8.1%
The Vanguard Group(3)	7,561,910	6.9%
Entities affiliated with Biotechnology Value Fund(4)	7,555,588	6.9%
Entities affiliated with EcoR1 Capital(5)	7,198,700	6.6%
BlackRock, Inc.(6)	6,575,946	6.0%

(1)	Calculated based on 109,448,831 outstanding shares of Revolution Medicines common stock as of September 26, 2023.
(2)

Based solely on the Schedule 13G/A filed with the SEC on February 14, 2023 by Wellington Management Group LLP and Wellington Investment Advisers LLP, reflecting information as of December 31, 2022. Wellington Management Group LLP and Wellington Investment Advisors LLP had sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 0 shares of Revolution Medicines common stock, shared voting power with respect to 8,240,708 shares of Revolution Medicines common stock and shared dispositive power with respect to 8,873,974 shares of Revolution Medicines common stock. The shares of Revolution Medicines common stock are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. Wellington Management Group LLP reports its address as 280 Congress Street, Boston, Massachusetts 02210.

(3)

Based solely on the Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group, reflecting information as of December 31, 2022. The Vanguard Group had sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 7,430,819 shares of Revolution Medicines common stock, shared voting power with respect to 62,042 shares of Revolution Medicines common stock and shared dispositive power with respect to 131,091 shares of Revolution Medicines common stock. The Vanguard Group reports its address as 100 Vanguard Boulevard., Malvern, Pennsylvania 19355.

(4)

Based solely on the Schedule 13G filed with the SEC on June 30, 2023 by Biotechnology Value Fund, L.P., Biotechnology Value Trading Fund OS LP, BVF I GP LLC, BVF GP Holdings LLC, Biotechnology Value Fund II, L.P., BVF Partners L.P., BVF II GP LLC, BVF Inc., BVF Partners OS Ltd. and Mark N. Lampert, referred to together as the BVF Filers, reflecting information as of June 22, 2023. Biotechnology Value Fund, L.P. has sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 4,641,604 shares of Revolution Medicines common stock, shared voting power with respect to 0 shares of Revolution Medicines common stock and shared dispositive power with respect to 4,641,604 shares of Revolution Medicines common stock. BVF I GP LLC has sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 4,641,604 shares of Revolution Medicines common stock, shared voting power with respect to 0 shares of Revolution Medicines common stock and shared dispositive power with respect to 4,641,604 shares of Revolution Medicines common stock. Biotechnology Value Fund II, L.P. has sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 2,532,481 shares of Revolution Medicines common stock, shared voting power with respect to 0 shares of Revolution Medicines common stock and shared dispositive power with respect to 2,532,481 shares of Revolution Medicines common stock. BVF II GP LLC has sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to

2,532,481 shares of Revolution Medicines common stock, shared voting power with respect to 0 shares of Revolution Medicines common stock and shared dispositive power with respect to 2,532,481 shares of Revolution Medicines common stock. Biotechnology Value Trading Fund OS LP has sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 294,786 shares of Revolution Medicines common stock, shared voting power with respect to 0 shares of Revolution Medicines common stock and shared dispositive power with respect to 294,786 shares of Revolution Medicines common stock. BVF Partners OS Ltd. has sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 294,786 shares of Revolution Medicines common stock, shared voting power with respect to 0 shares of Revolution Medicines common stock and shared dispositive power with respect to 294,786 shares of Revolution Medicines common stock. BVF GP Holdings LLC has sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 7,174,085 shares of Revolution Medicines common stock, shared voting power with respect to 0 shares of Revolution Medicines common stock and shared dispositive power with respect to 7,174,085 shares of Revolution Medicines common stock. BVF Partners L.P. has sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 7,555,588 shares of Revolution Medicines common stock, shared voting power with respect to 0 shares of Revolution Medicines common stock and shared dispositive power with respect to 7,555,588 shares of Revolution Medicines common stock. BVF Inc. has sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 7,555,588 shares of Revolution Medicines common stock, shared voting power with respect to 0 shares of Revolution Medicines common stock and shared dispositive power with respect to 7,555,588 shares of Revolution Medicines common stock. Mark N. Lampert has sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 7,555,588 shares of Revolution Medicines common stock, shared voting power with respect to 0 shares of Revolution Medicines common stock and shared dispositive power with respect to 7,555,588 shares of Revolution Medicines common stock. Each of the BVF Filers man disclaims beneficial ownership of the Revolution Medicines common stock except to the extent of that person’s pecuniary interest therein. The BVF Filers reports their address as 44 Montgomery St., 40th Floor, San Francisco, California 94104.
(5)

Based solely on the Schedule 13G filed with the SEC on June 16, 2023 by EcoR1 Capital, LLC, EcoR1 Capital Fund Qualified, L.P. and Oleg Nodelman, referred to together as the EcoR1 Filers, reflecting information as of June 7, 2023. EcoR1 Capital, LLC has sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 7,198,700 shares of Revolution Medicines common stock, shared voting power with respect to 0 shares of Revolution Medicines common stock and shared dispositive power with respect to 7,198,700 shares of Revolution Medicines common stock. EcoR1 Capital Fund Qualified, L.P. has sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 6,779,461 shares of Revolution Medicines common stock, shared voting power with respect to 0 shares of Revolution Medicines common stock and shared dispositive power with respect to 6,779,461 shares of Revolution Medicines common stock. Oleg Nodelman has sole voting power with respect to 0 shares of Revolution Medicines common stock, dispositive power with respect to 7,198,700 shares of Revolution Medicines common stock, shared voting power with respect to 0 shares of Revolution Medicines common stock and shared dispositive power with respect to 7,198,700 shares of Revolution Medicines common stock. EcoR1 Capital Fund Qualified, L.P. is filing this statement jointly with the other, but not as a member of a group and it expressly disclaims membership in a group. In addition, filing this Schedule 13G on behalf of EcoR1 Capital Fund Qualified, L.P. should not be construed as an admission that it is, and it disclaims that it is, a beneficial owner, as defined in Rule 13d-3 under the Act, of any of the shares of Revolution Medicines common stock covered by this Schedule 13G. Each of the EcoR1 Filers man disclaims beneficial ownership of the Revolution Medicines common stock except to the extent of that person’s pecuniary interest therein. The EcoR1 Filers reports their address as 357 Tehama Street #3, San Francisco, California 94103.

(6)

Based solely on the Schedule 13G filed with the SEC on January 31, 2023 by BlackRock, Inc., reflecting information as of December 31, 2022. BlackRock, Inc. had sole voting power with respect to 6,437,655 shares of Revolution Medicines common stock, and dispositive power with respect to 6,575,946 shares of Revolution Medicines common stock. BlackRock, Inc. reports its address as 55 East 52nd Street, New York, New York 10055.

CERTAIN BENEFICIAL OWNERS OF EQRX COMMON STOCK

To EQRx’s knowledge, the following table sets forth certain information regarding the beneficial ownership of EQRx common stock as of September 26, 2023 (except as noted in the footnotes below) and with respect to:

•	each person known by EQRx to be the beneficial owner of more than 5% of EQRx common stock;

•	each member of the EQRx board of directors;

•	each named executive officer of EQRx; and

•	the members of the EQRx board of directors and EQRx’s executive officers as a group.

EQRx has determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, EQRx believes, based on the information furnished to EQRx, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of EQRx common stock that they beneficially own, subject to applicable community property laws.

For purposes of this table, the EQRx “named executive officers” are the executive officers of EQRx appearing in EQRx’s last proxy statement.

Applicable percentage ownership and voting power is based on 537,575,811 shares of EQRx common stock outstanding on September 26, 2023 (including EQRx earn-out shares). EQRx has deemed shares of EQRx common stock subject to warrants or options that are currently exercisable or exercisable within 60 days following September 26, 2023 to be considered outstanding and beneficially owned by the person holding such warrants or options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. EQRx did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

At the close of business on September 26, 2023, directors and executive officers of EQRx beneficially owned and were entitled to vote approximately 34,560,879 shares of EQRx common stock, collectively representing 6.4% of the shares of EQRx common stock outstanding on September 26, 2023.

Security Ownership of EQRx Directors and Executive Officers

Unless otherwise noted below, the address of each beneficial owner listed in the table below is c/o EQRx, Inc., 50 Hampshire Street, Cambridge, Massachusetts 02139.

Name and Address of Beneficial Owner	Number of Shares	Percentage of EQRx Common Stock(1)
Directors and Named Executive Officers:
Melanie Nallicheri(2)	13,095,860	2.4%
Dina Ciarimboli(3)	533,124	*
Amy Abernethy(4)	427,046	*
Paul Berns(5)	814,354	*
Alexis Borisy(6)	22,891,172	4.2%
Jorge Conde	—	*
Kathryn Giusti(7)	237,985	*
Sandra Horning(8)	933,910	*
Clive Meanwell(9)	379,310	*
Samuel Merksamer(10)	101,010	*
Krishna Yeshwant(11)	101,010	*
All Executive Officers and Directors as a Group (11 individuals)	39,514,781	7.3%

Name and Address of Beneficial Owner	Number of Shares	Percentage of EQRx Common Stock(1)
5% Beneficial Owners:
Entities affiliated with Casdin Partners(12)	44,282,409	8.2%
Entities affiliated with ARCH Venture Partners(13)	41,339,047	7.7%
Entities affiliated with GV 2019, L.P.(14)	54,182,553	10.1%
Entities affiliated with Andreessen Horowitz(15)	59,682,982	11.1%
Entities affiliated with The Vanguard Group(16)	32,518,820	6.0%

*	Represents less than 1%
(1)	Calculated based on 537,575,811 outstanding shares of EQRx common stock as of September 26, 2023.
(2)	Includes 1,994,023 shares of EQRx common stock issuable upon exercise of stock options within 60 days of September 26, 2023 and 1,571,443 EQRx earn-out shares.
(3)	Includes 333,202 shares of EQRx common stock issuable upon exercise of stock options within 60 days of September 26, 2023 and 43,172 EQRx earn-out shares.
(4)	Includes 227,046 shares of EQRx common stock issuable upon exercise of stock options within 60 days of September 26, 2023.
(5)	Includes 101,010 shares of EQRx common stock issuable upon exercise of stock options within 60 days of September 26, 2023 and 86,344 EQRx earn-out shares.
(6)	Includes 1,188,681 shares of EQRx common stock issuable upon exercise of stock options within 60 days of September 26, 2023 and 2,892,491 EQRx earn-out shares.
(7)	Includes 216,051 shares of EQRx common stock issuable upon exercise of stock options within 60 days of September 26, 2023 and 21,934 EQRx earn-out shares.
(8)	Includes 355,731 shares of EQRx common stock issuable upon exercise of stock options within 60 days of September 26, 2023 and 107,929 EQRx earn-out shares.
(9)	Includes 336,138 shares of EQRx common stock issuable upon exercise of stock options within 60 days of September 26, 2023 and 43,172 EQRx earn-out shares.
(10)	Includes 101,010 shares of EQRx common stock issuable upon exercise of stock options within 60 days of September 26, 2023.
(11)

Includes 101,010 shares of EQRx common stock issuable upon exercise of stock options within 60 days of September 26, 2023. Dr. Yeshwant is a managing partner of GV. Dr. Yeshwant does not have voting or dispositive power over any of the shares directly held by GV 2019, L.P. referenced in footnote (14) below.

(12)

Includes an aggregate of 4,754,740 EQRx earn-out shares (i) 3,472,300 of which are held by Casdin Partners Master Fund L.P., (ii) 526,674 of which are held by Casdin Venture Opportunities Fund, L.P. and (iii) 755,766 of which are held by Casdin Private Growth Equity Fund, L.P. EQRx common stock based solely on a Schedule 13F-HR filed with the SEC on August 14, 2023 by Casdin Capital, LLC. Includes an aggregate 39,527,669 shares EQRx common stock (i) 30,214,933 of which will be held of record by Casdin Partners Master Fund, L.P. (CPMF), (ii) 3,824,572 of which will be held of record by Casdin Venture Opportunities Fund, L.P. (CVOF) and (iii) 5,488,164 of which will be held of record by Casdin Private Growth Equity Fund GP, LLC. (CPGEF and together with CPMF and CVOF, the Casdin Funds). The EQRx common stock held by the Casdin Funds may be deemed to be indirectly beneficially owned by (i) Casdin Capital, LLC, the investment adviser to the Casdin Funds, (ii) Casdin Partners GP, LLC, the general partner of the Casdin Funds and (iii) Eli Casdin, the managing member of Casdin Capital, LLC and Casdin Partners GP, LLC. The EQRx common stock held by Casdin Partners GP, LLC may be deemed to be indirectly beneficially owned by (i) Eli Casdin, the managing member of Casdin Partners GP, LLC. The address for the Casdin Partners entities noted herein is 1350 Avenue of the Americas, Suite 2600, New York, New York 10019.

(13)

Includes (i) 2,501,836 of EQRx earn-out shares held of record by ARCH Venture Fund X, L.P. (ARCH X) and (ii) 2,501,836 of EQRx earn-out shares held of record by ARCH Venture Fund X Overage, L.P. (ARCH X Overage). EQRx common stock based solely on a Schedule 13F-HR filed with the SEC on August 9, 2023 by ARCH Venture Management, LLC. Includes (i) 18,167,688 shares of EQRx common stock held of record by ARCH Venture Fund X, L.P. (ARCH X) and (ii) 18,167,687 shares of EQRx common stock held of record by ARCH Venture Fund X Overage, L.P. (ARCH X Overage). ARCH Venture Partners X, L.P.

(AVP X LP) is the sole general partner of ARCH X. ARCH Venture Partners X Overage, L.P. (AVP X Overage LP) is the sole general partner of ARCH X Overage. ARCH Venture Partners X, LLC (AVP X LLC), is the sole general partner of each of AVP X LP and AVP X Overage LP. As members of the investment committee of AVP X LLC, each of Keith Crandell, Kristina Burow, Steven Gillis and Robert Nelsen (the Committee Members) may also be deemed to share the power to direct the disposition and vote of the ARCH X and ARCH X Overage shares. AVP X LP and AVP X Overage LP may be deemed to beneficially own the shares held by ARCH X and ARCH X Overage, respectively, AVP X LLC may be deemed to beneficially own the shares held by ARCH X and ARCH X Overage, and each of the Committee Members may be deemed to share the power to direct the disposition and vote of the shares held by ARCH X and ARCH X Overage. AVP X LP, AVP X Overage LP, AVP X LLC, and the Committee Members each disclaim beneficial ownership, except, in each case, to the extent of any pecuniary interest therein. The principal business address of ARCH X, ARCH X Overage, AVP X LP, AVP X Overage LP, AVP X LLC and the Committee Members is 8755 Higgins Road, Suite 1025, Chicago, IL 60631.
(14)

Based on a Schedule 13F-HR filed with the SEC on August 4, 2023 by Alphabet Inc. and internal EQRx corporate records. Reflects EQRx earn-out shares and shares of EQRx common stock held of record by GV 2019, L.P. GV 2019 GP, L.P. (the general partner of GV 2019, L.P.), GV 2019 GP, L.L.C. (the general partner of GV 2019 GP, L.P.), Alphabet Holdings LLC (the managing member of GV 2019 GP, L.L.C.), XXVI Holdings Inc. (the managing member of Alphabet Holdings LLC) and Alphabet Inc. (the controlling stockholder of XXVI Holdings Inc.) may each be deemed to have sole power to vote or dispose of the shares held directly by GV 2019, L.P. The principal business address of GV 2019, L.P., GV 2019 GP, L.P., GV 2019 GP, L.L.C., Alphabet Holdings LLC, XXVI Holdings Inc. and Alphabet Inc. is 1600 Amphitheatre Parkway, Mountain View, CA 94043.

(15)

Includes (i) 2,401,418 EQRx earn-out shares held of record by AH Bio Fund II, L.P. (AH Bio II), for itself and as nominee for AH Bio Fund II-B, L.P. (AH Bio Fund II), (ii) 2,642,897 EQRx earn-out shares held of record by AH Bio Fund III, L.P. (AH Bio III), for itself and as nominee for AH Bio Fund III-B, L.P. (AH Bio III-B) and AH Bio Fund III-Q, L.P. (AH Bio III-Q) and (iii) 1,574,510 EQRx earn-out shares held of record by Andreessen Horowitz LSV Fund I, L.P. (AH LSV I), for itself and as nominee for Andreessen Horowitz LSV Fund I-B, L.P. (AH LSV I-B) and Andreessen Horowitz LSV Fund I-Q, L.P. (AH LSV I-Q). EQRx common stock based solely on a Schedule 13D filed with the SEC on December 27, 2021 by AH Bio Fund II, L.P. Includes (i) 17,438,465 shares of EQRx common stock held of record by AH Bio II, for itself and as nominee for AH Bio Fund II, (ii) 19,192,015 shares of EQRx common stock held of record by AH Bio III, for itself and as nominee for AH Bio III-B and AH Bio III-Q, (iii) 11,433,677 shares of EQRx common stock held of record by AH LSV I, for itself and as nominee for AH LSV I-B and AH LSV I-Q and (iv) 5,000,000 shares of EQRx common stock held of record by Andreessen Horowitz LSV Fund II, L.P. (AH LSV II), for itself and as nominee for and as nominee for Andreessen Horowitz LSV Fund II-B, L.P. (AH LSV II-B), and Andreessen Horowitz LSV Fund II-Q, L.P. (AH LSV II-Q). AH Equity Partners Bio II, L.L.C. (AH Equity Bio II), the general partner of the AH Bio II, may be deemed to have sole voting and dispositive power over the shares held by the AH Bio II for itself and as nominee for AH Bio Fund II. AH Equity Partners Bio III, L.L.C. (AH Equity Bio III), the general partner of the AH Bio III may be deemed to have sole voting and dispositive power over the shares held by the AH Bio III for itself and as nominee for AH Bio III-B and AH Bio III-Q. AH Equity Partners LSV II, L.L.C. (AH Equity LSV I), the general partner of the AH LSV I may be deemed to have sole voting and dispositive power over the shares held by the AH LSV I for itself and as nominee for AH LSV I-B and AH LSV I-Q. AH Equity Partners LSV II, L.L.C. (AH Equity LSV II), the general partner of the AH LSV II may be deemed to have sole voting and dispositive power over the shares held by the AH LSV II for itself and as nominee for AH LSV II-B and AH LSV II-Q. The managing members of each of the AH Equity Bio II, AH Equity Bio III, AH Equity LSV I and AH Equity LSV II are Marc Andreessen and Ben Horowitz, and each of them may be deemed to hold shared voting and dispositive power over the shares held by the AH Bio II, the AH Bio III, AH LSV I and AH LSV II, each for itself and as nominee. Shares held by each of these entities include shares that may be subsequently sold by each of Marc Andreessen, Ben Horowitz and Jorge Conde, a member of the EQRx board of directors, following in-kind distributions of shares by these entities. The address for the persons and entities set forth herein is 2865 Sand Hill Road, Suite 101, Menlo Park, CA 94025.

(16)

Based solely on a Schedule 13F-HR filed with the SEC on August 14, 2023 by Vanguard Group Inc. Includes 25,952,741 shares of EQRx common stock held of record by The Vanguard Group. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

STOCKHOLDER PROPOSALS

Revolution Medicines

Stockholder Proposals for 2024 Annual Meeting

Any Revolution Medicines stockholder who intends to present a proposal at the Revolution Medicines 2024 annual meeting of stockholders:

•

must have submitted to the Secretary at Revolution Medicines, Inc., 700 Saginaw Drive, Redwood City, California 94063, any proposal for inclusion in Revolution Medicines’ proxy materials for that meeting pursuant to Rule 14a-8 under the Exchange Act on or before December 28, 2023; or

•

must have submitted to the Secretary at Revolution Medicines, Inc., 700 Saginaw Drive, Redwood City, California 94063, on or before March 10, 2024, any proposal for directors to be nominated or other proposals to be properly presented at Revolution Medicines’ 2024 annual meeting that are not to be included in Revolution Medicines’ proxy statement for the 2024 annual meeting, in which case the notice of the proposal must have met certain requirements set forth in Revolution Medicines’ bylaws and Revolution Medicines will not be required to include the proposal in Revolution Medicines’ proxy statement. If, however, Revolution Medicines’ 2024 annual meeting of stockholders is called for a date that is not within 30 days before June 8, 2024 or 60 days after June 8, 2024, notice must be received by Revolution Medicines’ Secretary at 700 Saginaw Drive, Redwood City, California 94063, no earlier than the 90th day prior to the 2024 annual meeting or, if later, the tenth day following the day on which public disclosure of the date of Revolution Medicines’ 2024 annual meeting of stockholders is made. All stockholder proposals must comply with Revolution Medicines’ bylaws and SEC regulations, including Rule 14a-8.

EQRx

Stockholder Proposals for 2023 Annual Meeting

EQRx will hold an annual meeting of stockholders in 2023, which is referred to as the EQRx 2023 annual meeting, only if the mergers have not already been completed.

For any EQRx stockholder who intends to submit a proposal to be considered for inclusion in the proxy materials for the EQRx 2023 annual meeting, such proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and received by the Corporate Secretary of EQRx on or before April 14, 2023.

For any EQRx stockholder who intends to submit a proposal to be presented at the EQRx 2023 annual meeting, but which will not be included in the proxy materials for the EQRx 2023 annual meeting, including to nominate a director, the notice of such proposal must be received by the Corporate Secretary of EQRx at EQRx, Inc., 50 Hampshire Street, Cambridge, Massachusetts 02139, Attn: Corporate Secretary, no earlier than June 2, 2023 and no later than July 2, 2023.

Each EQRx stockholder is advised to review EQRx’s by-laws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Requests for additional copies of this joint proxy statement/prospectus should be directed to, as applicable: Revolution Medicines, Inc., 700 Saginaw Drive, Redwood City, California 94063, Telephone (650) 481-6801, or EQRx, Inc., 50 Hampshire Street, Cambridge, Massachusetts 02139, Telephone (617) 315-2255.

WHERE YOU CAN FIND MORE INFORMATION

This joint proxy statement/prospectus incorporates documents by reference which are not presented in or delivered with this joint proxy statement/prospectus. Revolution Medicines stockholders and EQRx stockholders should rely only on the information contained in this joint proxy statement/prospectus and in the documents that Revolution Medicines and EQRx have incorporated by reference into this joint proxy statement/prospectus. Revolution Medicines and EQRx have not authorized anyone to provide Revolution Medicines stockholders or EQRx stockholders with information that is different from or in addition to the information contained in this document or incorporated by reference into this joint proxy statement/prospectus.

Revolution Medicines and EQRx file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including both Revolution Medicines and EQRx, which you can access at www.sec.gov. In addition, you may obtain free copies of the documents Revolution Medicines files with the SEC, including the registration statement on Form S-4, of which this joint proxy statement/prospectus forms a part, by going to Revolution Medicines’ Internet website at www.revmed.com, and you may obtain free copies of the documents EQRx files with the SEC by going to EQRx’s Internet website at www.EQRx.com. The Internet website addresses of Revolution Medicines and EQRx are provided as inactive textual references only. The information provided on the Internet websites of Revolution Medicines and EQRx, other than copies of the documents listed below that have been filed with the SEC, is not part of this joint proxy statement/prospectus and, therefore, is not incorporated herein by reference.

Statements contained in this joint proxy statement/prospectus, or in any document incorporated by reference into this joint proxy statement/prospectus regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to the full text of that contract or other document filed as an exhibit with the SEC. The SEC allows Revolution Medicines and EQRx to “incorporate by reference” into this joint proxy statement/prospectus documents Revolution Medicines and EQRx file with the SEC including certain information required to be included in the registration statement on Form S-4 of which this joint proxy statement/prospectus forms a part. This means that Revolution Medicines and EQRx can disclose important information to you by referring you to those documents. The information incorporated by reference into this joint proxy statement/prospectus is considered to be a part of this joint proxy statement/prospectus, and later information that Revolution Medicines and EQRx file with the SEC will update and supersede that information. Each of Revolution Medicines and EQRx incorporate by reference the documents listed below and any documents subsequently filed by it pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act and before the date of its applicable special meeting (other than, in each case, those documents, or the portions of those documents or exhibits thereto, deemed to be furnished and not filed in accordance with SEC rules).

Revolution Medicines (SEC File No. 001-39219):

The following documents, which were filed by Revolution Medicines with the SEC, are incorporated by reference into this joint proxy statement/prospectus (other than information furnished pursuant to Item 2.02 or Item 7.01 of a Current Report on Form 8-K, or exhibits thereto under Item 9.01) contain important information about Revolution Medicines’ business and financial performance:

•	Revolution Medicines’ Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 27, 2023;

•

the portions of Revolution Medicines’ definitive proxy statement on Form DEF 14A, filed with the SEC on April 26, 2023 that are incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2022;

•	Revolution Medicines’ Quarterly Report on Form 10-Q for the period ended March 31, 2023, filed with the SEC on May 8, 2023;

•	Revolution Medicines’ Quarterly Report on Form 10-Q for the period ended June 30, 2023, filed with the SEC on August 8, 2023;

•	Revolution Medicines’ Current Report on Form 8-K filed with the SEC on March 7, 2023;

•	Revolution Medicines’ Current Report on Form 8-K filed with the SEC on June 9, 2023;

•	Revolution Medicines’ Current Report on Form 8-K filed with the SEC on August 1, 2023;

•	Revolution Medicines’ Current Report on Form 8-K filed with the SEC on September 5, 2023; and

•

the descriptions of Revolution Medicines’ common stock which is registered under Section 12 of the Exchange Act, in Revolution Medicines’ registration statement on Form 8-A, filed on February 6, 2020, including any amendments or reports filed for the purpose of updating such description.

You may request a copy of this joint proxy statement/prospectus or any of the documents incorporated by reference into this joint proxy statement/prospectus or other information concerning Revolution Medicines, without charge, by written or telephonic request to:

Revolution Medicines, Inc.

700 Saginaw Drive

Redwood City, California 94063

(650) 481-6801

Attention: Secretary

or from the SEC through the SEC website at the address provided above.

EQRx (SEC File No. 001-40312):

The following documents, which were filed by EQRx with the SEC, are incorporated by reference into this joint proxy statement/prospectus (other than information furnished pursuant to Item 2.02 or Item 7.01 of a Current Report on Form 8-K, or exhibits thereto under Item 9.01) contain important information about EQRx’s business and financial performance:

•	EQRx’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023;

•	EQRx’s Quarterly Report on Form 10-Q for the period ended March 31, 2023, filed with the SEC on May 8, 2023;

•	EQRx’s Quarterly Report on Form 10-Q for the period ended June 30, 2023, filed with the SEC on August 8, 2023;

•	EQRx’s Current Report on Form 8-K filed with the SEC on February 23, 2023 (solely with respect to Item 2.05);

•	EQRx’s Current Report on Form 8-K filed with the SEC on March 13, 2023;

•	EQRx’s Current Report on Form 8-K filed with the SEC on May 8, 2023;

•	EQRx’s Current Report on Form 8-K filed with the SEC on August 1, 2023;

•	EQRx’s Current Report on Form 8-K filed with the SEC on August 3, 2023; and

•

the descriptions of EQRx’s common stock and warrants contained in EQRx’s registration statement on Form 8-A filed with the SEC on April 5, 2021, including any amendments or reports filed for the purpose of updating such descriptions (including under the caption “Description of Capital Stock” in EQRx’s registration statement on Form S-3 filed with the SEC on February 23, 2023).

You may request a copy of this joint proxy statement/prospectus or any of the documents incorporated by reference into this joint proxy statement/prospectus or other information concerning EQRx, without charge, by written or telephonic request to:

EQRx, Inc.

50 Hampshire Street,

Cambridge, Massachusetts 02139

(617) 315-2255

Attention: Corporate Secretary

or from the SEC through the SEC website at the address provided above.

Annex A

AGREEMENT AND PLAN OF MERGER

among

REVOLUTION MEDICINES, INC.,

a Delaware corporation,

EQRX, INC.,

a Delaware corporation,

EQUINOX MERGER SUB I, INC.,

a Delaware corporation

and

EQUINOX MERGER SUB II LLC,

a Delaware limited liability company

Dated as of July 31, 2023

A-i

A-ii

Exhibits

Exhibit A	-	Definitions
Exhibit B-1	-	Form of Certificate of Incorporation of First Merger Surviving Corporation
Exhibit B-2	-	Form of Bylaws of First Merger Surviving Corporation
Exhibit B-3	-	Form of Certificate of Formation of Surviving Company
Exhibit B-4	-	Form of Limited Liability Company Agreement of Surviving Company

A-iii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of July 31, 2023, by and among REVOLUTION MEDICINES, INC., a Delaware corporation (“Parent”), EQRX, INC., a Delaware corporation (the “Company”), EQUINOX MERGER SUB I, INC., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub I”), and EQUINOX MERGER SUB II LLC, a Delaware limited liability company and wholly owned Subsidiary of Parent (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs” and each a “Merger Sub”). Parent, the Company and the Merger Subs are each sometimes referred to herein as a “Party” and, collectively, as the “Parties.” Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

(A) Parent, the Company and the Merger Subs intend to effect a business combination through (i) the merger of Merger Sub I with and into the Company, with the Company being the surviving corporation, in accordance with this Agreement and the DGCL (the “First Merger”), and (ii) as soon as practicable following the First Merger and, in any case, on the same day as the Effective Time, and as the second step in a single integrated transaction with the First Merger, the merger of the Company (as the surviving corporation following the First Merger) with and into Merger Sub II, with Merger Sub II being the surviving company, in accordance with this Agreement, the DGCL and the DLLCA (the “Second Merger” and, together with the First Merger, the “Mergers”).

(B) The board of directors of the Company (the “Company Board”) has (i) determined that the Contemplated Transactions, including the Mergers, are advisable and fair to, and in the best interests of, the Company and its stockholders, (ii) approved and declared advisable this Agreement and the Contemplated Transactions, and (iii) resolved to recommend the adoption of this Agreement by the Company’s stockholders.

(C) The board of directors of Parent (the “Parent Board”) has (i) approved this Agreement and the Contemplated Transactions, and (ii) resolved to recommend the approval of the issuance of the Parent Common Stock pursuant to this Agreement by Parent’s stockholders.

(D) The board of directors of Merger Sub I, by resolutions duly adopted, has (i) determined that the Contemplated Transactions, including the First Merger, are advisable and in the best interests of Merger Sub I and its sole stockholder, and (ii) approved and declared advisable this Agreement and the Contemplated Transactions.

(E) The managing member of Merger Sub II, by resolutions duly adopted, has (i) determined that the Contemplated Transactions, including the Second Merger, are advisable and in the best interests of Merger Sub II and the sole member, and (ii) approved and declared advisable this Agreement and the Contemplated Transactions.

(F) Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s willingness to enter into this Agreement, certain stockholders of the Company have entered into an agreement with Parent (the “Company Stockholder Voting Agreement”) pursuant to which each such stockholder has agreed, among other things, to vote the shares of Company Common Stock it holds in favor of this Agreement, the Mergers and the other Contemplated Transactions.

(G) Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, certain stockholders of Parent have entered into an agreement with the Company (the “Parent Voting Agreement”), pursuant to which such stockholders have agreed, among other things, to vote to approve the issuance of the Parent Common Stock pursuant to this Agreement.

(H) Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s willingness to enter into this Agreement, certain stockholders of the Company have entered into an agreement with Parent (the “Company Stockholder Lock-Up Agreement”), pursuant to which each such stockholder has agreed, among other things, not to effect any sale or other transfer of any Parent Common Stock held by any of them during the lock-up period described therein.

(I) Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, certain stockholders of Parent have entered into an agreement with Parent (the “Parent Lock-Up Agreement”), pursuant to which each such stockholder has agreed, among other things, not to effect any sale or other transfer of any Parent Common Stock held by any of them during the lock-up period described therein.

(J) Prior to the execution and delivery of this Agreement, and as a condition and inducement to Parent’s and the Company’s willingness to enter into this Agreement, certain former stockholders (the “Legacy Company Stockholders”) of EQRx International, Inc. (successor in interest to Clover III Merger Sub Inc.), a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“EQRx International”), constituting “Company Stockholders” (as defined in the Company DeSPAC Merger Agreement) and certain Persons constituting “Earn-Out Service Providers” (as defined in the Company DeSPAC Merger Agreement) (such Legacy Company Stockholders and other Persons, collectively, the “Signing Earn-Out Waiver Parties”), that, collectively, would (as of the date hereof) be entitled to receive at least 53% of the Company Earn-Out Shares in the event such Company Earn-Out Shares were released from escrow in accordance with the terms and conditions of the Company Earn-Out, have executed Earn-Out Waiver and Release Agreements pursuant to which such Signing Earn-Out Waiver Parties have agreed to waive (and assigned, transferred and conveyed to the Company) their respective rights to receive any Company Earn-Out Shares and any other right, title and interest in and to any Company Earn-Out Shares and to the Company Earn-Out, such waiver to take effect immediately prior to the consummation of the First Merger, and have agreed to release all claims with respect to the Company Earn-Out.

(K) For U.S. federal income Tax purposes, the Parties intend that the Mergers, taken together, be treated as a single integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code (the “Intended Tax Treatment”), and that this Agreement qualify as, a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g).

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the Parties hereby agree as follows:

ARTICLE 1

DESCRIPTION OF TRANSACTION

Section 1.1 The Mergers.

(a) Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub I shall be merged with and into the Company and the separate corporate existence of Merger Sub I shall thereupon cease. The Company shall be the surviving corporation in the First Merger (the “First Merger Surviving Corporation”) and shall continue as a wholly owned Subsidiary of Parent.

(b) As part of a single integrated plan, as soon as practicable following the Effective Time and, in any case, on the same day as the Effective Time, the First Merger Surviving Corporation shall be merged with and into Merger Sub II and the separate corporate existence of the First Merger Surviving Corporation shall thereupon cease. Merger Sub II shall be the surviving company in the Second Merger (the “Surviving Company”) and shall continue as a wholly owned Subsidiary of Parent.

Section 1.2 Effects of the Mergers. The First Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL. The Second Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL and DLLCA.

Section 1.3 Closing. The consummation of the First Merger (the “Closing”) shall take place (a) via electronic exchange of required Closing documentation, as soon as reasonably practicable, and in no event later than two Business Days after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Article 6 (other than the conditions which by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of each of such conditions), or (b) at such other place and time and/or on such other date as Parent and the Company may otherwise mutually agree in writing. The date on which the Closing actually takes place is referred to as the “Closing Date.”

Section 1.4 Effective Time.

(a) Upon the Closing, Merger Sub I and the Company shall cause a Certificate of Merger satisfying the applicable requirements of the DGCL (the “First Certificate of Merger”) to be duly executed, acknowledged and filed with the Secretary of State of the State of Delaware, and shall make all other filings and recordings required under the DGCL. The First Merger shall become effective at the time of the filing of such First Certificate of Merger with the Secretary of State of the State of Delaware, or at such later time as may be designated jointly by Parent and the Company, and specified in such First Certificate of Merger in accordance with the applicable requirements of the DGCL (such time as the First Merger becomes effective, the “Effective Time”).

(b) As soon as practicable after the Effective Time and, in any case, on the same day as the Effective Time, the First Merger Surviving Corporation and Merger Sub II shall cause a Certificate of Merger satisfying the applicable requirements of the DGCL and the DLLCA (the “Second Certificate of Merger”) to be duly executed, acknowledged and filed with the Secretary of State of the State of Delaware, and shall make all other filings and recordings required under the DGCL and the DLLCA. The Second Merger shall become effective at the time of the filing of such Second Certificate of Merger with the Secretary of State of the State of Delaware, or at such later time as may be designated jointly by Parent and the Company, and specified in such Second Certificate of Merger in accordance with the applicable requirements of the DGCL and the DLLCA (such time as the Second Merger becomes effective, the “Second Effective Time”).

Section 1.5 Certificate of Incorporation and Bylaws; Directors and Officers.

(a) Subject to Section 5.5(a), at the Effective Time: (i) the Certificate of Incorporation of the Company shall be amended and restated in its entirety to be in substantially the form set forth on Exhibit B-1, and as so amended and restated shall be the Certificate of Incorporation of the First Merger Surviving Corporation until thereafter amended as provided therein or by applicable Law; and (ii) the bylaws of the Company shall be amended and restated in their entirety to be in substantially the form set forth as Exhibit B-2, and as so amended and restated shall be the bylaws of the First Merger Surviving Corporation until thereafter amended as provided therein or by applicable Law.

(b) Subject to Section 5.5(a), at the Second Effective Time: (i) the Certificate of Formation of Merger Sub II shall be amended and restated in its entirety to be in substantially the form set forth as Exhibit B-3, and as so amended and restated shall be the Certificate of Formation of the Surviving Company until thereafter amended as provided therein or by applicable Law; and (ii) the Limited Liability Company Agreement of Merger Sub II shall be amended and restated to be in substantially the form set forth as Exhibit B-4, and as so amended and restated shall be the Limited Liability Company Agreement of the Surviving Company until thereafter amended as provided therein or by applicable Law.

(c) The Parties shall take all actions necessary so that the directors and officers of Merger Sub I immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the First Merger Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the First Merger Surviving Corporation.

(d) The Parties shall take all actions necessary so that the managing member of Merger Sub II immediately prior to the Second Effective Time shall, from and after the Second Effective Time, be the managing member of the Surviving Company until its successor has been duly elected or appointed and qualified or until its earlier death, resignation or removal in accordance with the certificate of formation and limited liability company agreement of the Surviving Company.

Section 1.6 Conversion of Shares in the First Merger.

(a) Conversion of Share of Company Common Stock. On the terms and subject to the conditions of this Agreement, at the Effective Time, by virtue of the First Merger and without any further action on the part of Parent, Merger Sub I, the Company or any stockholder of the Company or Merger Sub I:

(i) any shares of Company Common Stock owned by any wholly owned Subsidiary of the Company immediately prior to the Effective Time (or held in the Company’s treasury) shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

(ii) any shares of Company Common Stock owned by Parent, the Merger Subs or any other wholly owned Subsidiary of Parent immediately prior to the Effective Time shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

(iii) except as provided in Section 1.6(a)(i) and Section 1.6(a)(ii) (the “Excluded Shares”) and subject to Section 1.6(b) and Section 1.6(c), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, including each share of Company Restricted Stock, shall be automatically converted into the right to receive a number of validly issued, fully paid and nonassessable share(s) of Parent Common Stock equal to the Exchange Ratio (the aggregate shares of Parent Common Stock issued by applying the Exchange Ratio in accordance with this Section 1.6(a)(iii), the “Merger Consideration”); and

(iv) each share of the Common Stock, $0.0001 par value per share, of Merger Sub I outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, $0.0001 par value per share, of the First Merger Surviving Corporation, and such converted shares shall constitute the only outstanding shares of capital stock of the First Merger Surviving Corporation.

(b) Adjustments to Exchange Ratio. If, between the time of calculating the Exchange Ratio and the Effective Time, the outstanding shares of Company Common Stock or Parent Common Stock are changed into, or exchanged for, a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, combination of shares, reclassification, recapitalization or other similar transaction, then the Exchange Ratio shall be equitably adjusted to the extent necessary to provide the holders of Company Common Stock and Parent Common Stock with the same economic effect as contemplated by this Agreement prior to such stock split, division or subdivision of shares, stock dividend, reverse stock split, combination of shares, reclassification, recapitalization or other similar transaction; provided, however, that nothing herein will be construed to permit the Company or Parent to take any action with respect to the Company Common Stock or Parent Common Stock, respectively, that is prohibited by the terms of this Agreement.

(c) Fractional Shares. No fractional shares of Parent Common Stock shall be issued in connection with the First Merger, and no certificates or scrip for any such fractional shares shall be issued upon the surrender for exchange of shares of Company Common Stock, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of Parent. Any holder of shares of Company Common Stock who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock issuable to such holder) shall, in lieu of such fraction of a share and upon surrender of such holder’s Company Stock Certificate(s), or Book Entry Shares, be paid in cash the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by the closing price of a share of Parent Common Stock on the Nasdaq Global Select Market on the last Business Day prior to the date on which the First Merger becomes effective.

Section 1.7 Conversion of Shares in the Second Merger. On the terms and subject to the conditions of this Agreement, at the Second Effective Time, by virtue of the Second Merger and without any further action on the part of Parent, Merger Sub II, the First Merger Surviving Corporation, any stockholder of the First Merger Surviving Corporation or any member of Merger Sub II:

(a) each share of the common stock, $0.0001 par value per share, of the First Merger Surviving Corporation outstanding immediately prior to the Second Effective Time shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor; and

(b) each limited liability company interest of Merger Sub II outstanding immediately prior to the Second Effective Time shall remain unchanged and continue to remain outstanding as a limited liability company interest in the Surviving Company.

Section 1.8 Closing of the Company’s Transfer Books. At the Effective Time: (a) all shares of Company Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and (i) each certificate formerly representing shares of Company Common Stock (a “Company Stock Certificate”) (other than Excluded Shares) and (ii) each non-certificated share of Company Common Stock formerly represented by book entry (a “Book Entry Share”) (other than Excluded Shares) shall thereafter represent only the right to receive the Merger Consideration pursuant to Section 1.6(a)(iii), cash in lieu of any fractional share of Parent Common Stock pursuant to Section 1.6(c) and any dividends or other distributions pursuant to Section 1.9(d), without interest, in each case, to be issued or paid in consideration therefor upon surrender of such Company Stock Certificate or Book Entry Share in accordance with Section 1.9; and (b) the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid Company Stock Certificate or a Book Entry Share is presented to the Exchange Agent or to the First Merger Surviving Corporation, the Surviving Company or Parent, such Company Stock Certificate or Book Entry Share shall be canceled and shall be exchanged as provided in Section 1.9.

Section 1.9 Exchange of Company Stock Certificates and Book Entry Shares.

(a) Prior to the dissemination of the Joint Proxy Statement/Prospectus to the stockholders of Parent and the stockholders of the Company, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as exchange agent for payment and delivery of the Merger Consideration (the “Exchange Agent”). Prior to the Effective Time, Parent shall issue and cause to be deposited with the Exchange Agent (i) evidence of non-certificated shares of Parent Common Stock represented by book entry issuable pursuant to Section 1.6(a)(iii), and (ii) cash sufficient to make payments in lieu of fractional shares in accordance with Section 1.6(c). The shares of Parent Common Stock and cash so deposited with the Exchange Agent, together with any dividends or distributions received by the Exchange Agent with respect to such shares of Parent Common Stock, are referred to collectively as the “Exchange Fund.”

(b) Promptly after the Effective Time, the Exchange Agent will mail to the Persons who were record holders of Company Stock Certificates or Book Entry Shares (in each case, other than Excluded Shares) immediately prior to the Effective Time: (i) a letter of transmittal in customary form and containing such provisions as Parent may reasonably specify and the Company shall reasonably approve prior to the Effective Time (including a provision confirming that delivery of Company Stock Certificates or Book Entry Shares shall be effected, and risk of loss and title to Company Stock Certificates or Book Entry Shares shall pass, only upon delivery of such Company Stock Certificates (or affidavits of loss in lieu thereof as provided in Section 1.9(c)) to the Exchange Agent) or Book Entry Shares); and (ii) instructions for use in effecting the surrender of Company Stock Certificates (or affidavits of loss in lieu thereof as provided in Section 1.9(c)) or Book Entry Shares in exchange for non-certificated shares of Parent Common Stock in book entry form. Upon surrender of a Company Stock Certificate (or affidavit of loss in lieu thereof, as provided in Section 1.9(c)) or Book Entry Share to the Exchange Agent for exchange, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Exchange Agent or Parent: (A) the holder of such Company Stock Certificate or Book Entry Share shall be entitled to receive, and the Exchange Agent shall in exchange therefor transfer from the Exchange Fund to such holder the number of whole shares of Parent Common Stock that such holder has the right to receive pursuant to Section 1.6(a)(iii) (and cash in lieu of any fractional share of Parent Common Stock pursuant to Section 1.6(c) and any dividends or other distributions pursuant to Section 1.9(d)), less any required Tax withholdings as provided in Section 1.9(f); and (B) the Company Stock Certificate or Book Entry Share so surrendered shall be canceled. In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer records of the Company, the applicable portion of Merger Consideration and cash in lieu of any fractional share of Parent Common Stock to be exchanged upon due surrender of the Company Stock Certificate or Book Entry Share may be issued and paid to such transferee if the Company Stock Certificate formerly representing such shares of Company Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid or are not applicable. Parent and the Company shall cooperate prior to the Closing Date to establish procedures with the Exchange Agent and the Depository Trust Company (“DTC”) to ensure that the Exchange Agent will transmit to DTC or its nominees promptly on or after the Closing Date, upon surrender of the Book Entry Shares held by DTC or its nominees in accordance with DTC’s customary procedures, the applicable Merger Consideration and any cash in lieu of fractional shares of Parent Common Stock.

(c) In the event any Company Stock Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Company Stock Certificate to be lost, stolen or destroyed, and, if required by Parent or the Exchange Agent, the posting by such Person of a bond in such reasonable amount as Parent or the Exchange Agent, as applicable, may direct as indemnity against any claim that may be made against it with respect to such Company Stock Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Company Stock Certificate, the number of whole shares of Parent Common Stock that such holder would otherwise have had the right to receive pursuant to Section 1.6(a)(iii) (and cash in lieu of any fractional share of Parent Common Stock pursuant to Section 1.6(c) and any dividends or other distributions pursuant to Section 1.9(d)), less any required Tax withholdings as provided in Section 1.9(f), had such lost, stolen or destroyed Certificate been surrendered.

(d) All shares of Parent Common Stock to be issued pursuant to Section 1.6(a)(iii) shall be deemed issued and outstanding as of the Effective Time and whenever a dividend or other distribution is declared by Parent in respect of the Parent Common Stock, the record date for which is after the Effective Time, that declaration shall include dividends or other distributions in respect of all shares of Parent Common Stock issuable pursuant to Section 1.6(a)(iii). No dividends or other distributions in respect of the Parent Common Stock issued pursuant to Section 1.6(a)(iii) shall be paid to any holder of any un-surrendered Company Stock Certificate or Book Entry Share until such Company Stock Certificate (or affidavit of loss in lieu thereof, as provided in Section 1.9(c)) or Book Entry Share is surrendered for exchange in accordance with this Section 1.9. Subject to the effect of applicable Laws, following surrender of any such Company Stock Certificate (or affidavit of loss in lieu thereof, as provided in Section 1.9(c)) or Book Entry Share, there shall be issued and/or paid to the holder of the whole shares of Parent Common Stock issued in exchange therefor, without interest thereon, (i) promptly following such surrender, the dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such whole shares of Parent Common Stock that have not been paid, and (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such whole shares of Parent Common Stock with a record date after the Effective Time, but with a payment date subsequent to surrender.

(e) Any portion of the Exchange Fund that remains undistributed to holders of Company Stock Certificates and Book Entry Shares for one year after the Effective Time shall be delivered to Parent upon demand, and any holders of Company Stock Certificates or Book Entry Shares who have not theretofore surrendered their Company Stock Certificates or Book Entry Shares in accordance with this Section 1.9 shall thereafter look only to Parent for delivery of their shares of Parent Common Stock pursuant to Section 1.6(a)(iii) (and cash in lieu of any fractional share of Parent Common Stock pursuant to Section 1.6(c) and any dividends or other distributions pursuant to Section 1.9(d)), less any required Tax withholdings as provided in Section 1.9(f).

(f) Each of the Exchange Agent, Parent, the First Merger Surviving Corporation and the Surviving Company shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any former holder of Company Common Stock such amounts as may be required to be deducted or withheld from such consideration under the Code or any other provision of applicable Law. To the extent such amounts are so deducted or withheld and paid to the appropriate Governmental Body, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person, in respect of which such deduction or withholding was made.

(g) Notwithstanding anything to the contrary contained herein, neither Parent, the First Merger Surviving Corporation, the Surviving Company nor the Exchange Agent shall be liable to any former holder of Company Common Stock or to any other Person with respect to any shares of Parent Common Stock (or dividends or distributions with respect thereto), or for any cash amounts, required to be delivered to any public official pursuant to any applicable abandoned property law, escheat law or other Law.

Section 1.10 No Appraisal Rights. In accordance with Section 262 of the DGCL, no appraisal rights shall be available to the stockholders of the Company in connection with the Mergers.

Section 1.11 Treatment of Equity Awards; Company Warrants.

(a) The vesting and exercisability of each Company Option shall be fully accelerated as of immediately prior to the Effective Time. Prior to the Effective Time, each holder of a Company Option shall be provided the opportunity to exercise the Company Option, whether or not vested, for such period determined by the Company Board that ends on or prior to the tenth Business Day prior to the Scheduled Company Stockholders’ Meeting Date; provided, further, that the exercise of any unvested Company Option that will vest in accordance with this Section 1.11(a) shall be conditioned on the occurrence of the Effective Time.

(b) At the Effective Time, each In-The-Money Option shall automatically, without any action on the part of Parent, the Company or the holder thereof, cease to represent a right to acquire shares of Company Common Stock and shall be cancelled and converted automatically into the right to receive a number of shares of Parent Common Stock equal to the quotient of (i) the product of (A) the number of shares of Company Common Stock subject to the In-The-Money Option immediately prior to the Effective Time, multiplied by (B) the excess of the Per Share Value over the exercise price of such In-The-Money Option divided by (ii) the Option Reference Price, rounded down to the nearest whole share; provided, that the amount of any required withholding pursuant to Section 1.9(f) shall be satisfied by Parent, on each holder’s behalf, instructing Parent’s transfer agent and any other party reasonably determined necessary by Parent to sell the minimum number of shares of Parent Common Stock necessary to satisfy such required withholding amount and to remit the proceeds of such sale to Parent in full satisfaction of the holder’s obligations under Section 1.9(f). Promptly after its receipt of the withholding amounts pursuant to the preceding sentence, Parent shall remit such amounts to the proper taxing authorities. Each Company Option that does not constitute an In-The-Money Option shall be terminated as of the Effective Time for no consideration.

(c) Each award of Company RSUs that is outstanding immediately prior to the Effective Time, whether or not vested, shall, as of the Effective Time, automatically, without any action on the part of Parent, the Company or the holder thereof, be cancelled and converted into the right to receive a number of shares of Parent Common Stock equal to the product of (i) the number of shares of Company Common Stock subject to such award of Company RSUs as of immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, subject to Section 1.6(c) with respect to fractional shares; provided, that the amount of any required withholding pursuant to Section 1.9(f) shall be satisfied by Parent, on each holder’s behalf, instructing Parent’s transfer agent and any other party reasonably determined necessary by Parent to sell the minimum number of shares of Parent Common Stock necessary to satisfy such required withholding amount and to remit the proceeds of such sale to Parent in full satisfaction of the holder’s obligations under Section 1.9(f). Promptly after its receipt of the withholding amounts pursuant to the preceding sentence, Parent shall remit such amounts to the proper taxing authorities.

(d) The vesting of each outstanding share of Company Restricted Stock shall be fully accelerated as of immediately prior to the Effective Time and the shares of Parent Common Stock issued pursuant to Section 1.6(a)(iii) in exchange for Company Restricted Stock shall be fully vested; provided, that the amount of any required withholding pursuant to Section 1.9(f) shall be satisfied by Parent, on each holder’s behalf, instructing Parent’s transfer agent and any other party reasonably determined necessary by Parent to sell the minimum number of shares of Parent Common Stock necessary to satisfy such required withholding amount and to remit the proceeds of such sale to Parent in full satisfaction of the holder’s obligations under Section 1.9(f). Promptly after its receipt of the withholding amounts pursuant to the preceding sentence, Parent shall remit such amounts to the proper taxing authorities.

(e) At or prior to the Effective Time, the Company and the Company Board shall adopt any resolutions and take any actions that are reasonably necessary to effectuate the treatment of Company Options, Company RSUs and shares of Company Restricted Stock (collectively, the “Company Equity Awards”) set forth in this Section 1.11.

(f) As soon as administratively practicable following the date of this Agreement and, in any event, within five Business Days following the date of this Agreement, the Company shall take all action that may be necessary to: (i) cause any outstanding offering period (or similar period during which Company Common Stock may be purchased) under the Company ESPP to be terminated as of the later of (A) the end of the outstanding offering period and (B) the last Business Day prior to the date on which the Mergers become effective (the “Designated Date”); (ii) make any pro rata adjustments that may be necessary to reflect the shortened offering period (or similar period), but otherwise treat such shortened offering period (or similar period) as a fully effective and completed offering period for all purposes under the Company ESPP; (iii) cause the exercise as of the Designated Date of each outstanding purchase right under the Company ESPP; and (iv) terminate the Company ESPP as of the Designated Date. On the Designated Date, the Company shall apply the funds credited as of such date under the Company ESPP within each participant’s payroll withholding account to the purchase of whole shares of Company Common Stock in accordance with the terms of the Company ESPP. All shares of Company Common Stock purchased on the Designated Date shall be treated as provided in Section 1.6(a)(iii).

(g) At the Effective Time, each Company Warrant that is outstanding and unexercised immediately prior to the Effective Time shall, in accordance with its terms, automatically and without any required action on the part of the holder thereof or any other Person, cease to represent a warrant exercisable for Company Common Stock and shall become a warrant exercisable for the Merger Consideration that such holder would have received if such Company Warrant had been exercised immediately prior to the Effective Time. For the avoidance of doubt, no holder of a Company Warrant shall be entitled to receive any Merger Consideration hereunder in exchange for such Company Warrant.

Section 1.12 Directors of Parent. The Parent Board shall take all such action as may be necessary to cause the number of directors comprising the Parent Board as of immediately following the Effective Time to consist of ten directors, including one individual serving on the Company Board named on Schedule 1.12 (the

“Company Board Designee”). The Company Board Designee shall be assigned to the class of the Parent Board with a term expiring at the 2025 annual meeting of stockholders of Parent. In the event that, prior to the Closing, the Company Board Designee notifies the Company that he or she is unable or unwilling to serve on the Parent Board at the Effective Time, the Company and Parent shall mutually agree on a replacement Company Board Designee in accordance with the foregoing.

Section 1.13 Further Action. If, at any time after the Effective Time or the Second Effective Time, as applicable, any further action is determined by Parent, the First Merger Surviving Corporation or the Surviving Company to be necessary or desirable to carry out the purposes of this Agreement or to (a) vest the First Merger Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub I and the Company or (b) vest the Surviving Company with full right, title and possession of and to all rights and property of the First Merger Surviving Corporation and Merger Sub II, then in each such case, the officers and directors of Parent, the First Merger Surviving Corporation and the Surviving Company shall be fully authorized (in the name of the Merger Subs, in the name of the Company and otherwise) to take such action.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

OF THE COMPANY

The Company represents and warrants to Parent and the Merger Subs as follows (it being understood that each representation and warranty contained in this Article 2 is subject to (a) the exceptions and disclosures set forth in the Company Disclosure Schedule and (b) any information set forth in the Company SEC Documents filed on the SEC’s EDGAR database on or after December 17, 2021 and publicly available on the date of this Agreement (but (i) without giving effect to any amendment thereof filed with, or furnished to, the SEC on or after the date hereof, and (ii) excluding any disclosures contained under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature)):

Section 2.1 Organization and Good Standing.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.

(b) Each of the Acquired Companies (other than the Company) is a corporation or other business organization duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.

(c) Each of the Acquired Companies is duly qualified to do business and in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(d) Each Subsidiary of the Company, together with its jurisdiction of organization, is listed in Section 2.1(d) of the Company Disclosure Schedule. No Acquired Company owns any capital stock of, or any equity interest of any nature in, any other Person, other than the Company’s Subsidiaries and any other Persons listed in Section 2.1(d) of the Company Disclosure Schedule or marketable securities purchased in the ordinary course in accordance with the Investment Policy Guidelines set forth in Section 2.1(d) of the Company Disclosure Schedule. No Acquired Company has: (i) agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other

Person; (ii) been, directly or indirectly, a party to, member of or participant in any partnership, joint venture or similar business entity; or (iii) at any time been a general partner of, or otherwise liable for any debts or obligations of, any general partnership, limited partnership or other similar Person.

(e) The Company has made available to Parent and the Merger Subs accurate and complete copies of the certificate of incorporation, bylaws, memorandum of association and articles of association or equivalent governing documents of the Acquired Companies, including all amendments thereto, in effect as of the date of this Agreement. None of the Acquired Companies is in material breach or violation of its respective governing documents. The Company has made available to Parent and the Merger Subs accurate and complete copies of: (i) the charters of all committees and subcommittees of the Company Board; and (ii) any code of conduct, corporate governance policies or principles, related party transaction policy, stock ownership guidelines, whistleblower policy, disclosure committee charter or similar codes, policies, or guidelines adopted by any of the Acquired Companies or by the board of directors, or any committee or subcommittee of the board of directors, or any similar governing body of any of the Acquired Companies.

Section 2.2 Due Authorization; Agreement. The Company has full right, power and authority to execute and deliver this Agreement, and, subject to obtaining the Required Company Stockholder Vote, to perform its obligations hereunder and consummate the transactions contemplated hereby. All action required to be taken for the due and proper authorization, execution and delivery by the Company of this Agreement, and, subject to obtaining the Required Company Stockholder Vote, the consummation by it of the Mergers and the other Contemplated Transactions, has been duly and validly taken. This Agreement has been duly authorized, executed and delivered by the Company, and, assuming the due authorization, execution and delivery by Parent and the Merger Subs, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by general principles of equity (the “Bankruptcy and Equity Exception”).

Section 2.3 Capitalization.

(a) As of the close of business on July 28, 2023 (the “Capitalization Date”), the authorized capital stock of the Company consists of: (i) 1,250,000,000 shares of Company Common Stock, of which 537,547,587 shares have been issued and are outstanding; and (ii) 2,000,000 shares of Preferred Stock, par value $0.0001 per share, of the Company (the “Company Preferred Stock”), of which no shares have been issued or are outstanding. As of the Capitalization Date, the Company has authorized 113,491,830 shares of Company Common Stock for issuance pursuant to the Company Stock Incentive Plans, of which there are: (A) 35,574,925 shares of Company Common Stock that are subject to outstanding Company Options, (B) 4,493,124 shares of Company Common Stock that are subject to outstanding Company RSUs, (C) 607,071 shares of Company Restricted Stock and (D) 89,722,873 shares of Company Common Stock that remain available for issuance pursuant to new awards thereunder. As of the Capitalization Date, 3,158,740 shares of Company Restricted Stock have been issued outside the Company Stock Incentive Plans. As of the Capitalization Date, 14,628,978 shares of Company Common Stock are reserved for future issuance pursuant to the Company ESPP. As of the Capitalization Date, 19,733,290 shares of Company Common Stock are subject to outstanding Company Warrants. As of the Capitalization Date, 50,000,000 shares of Company Common Stock are issued and outstanding and held in escrow, subject to release from escrow to applicable “Company Stockholders” and “Earn-Out Service Providers” (in each case, as such terms are defined in the Company DeSPAC Merger Agreement) on the terms and subject to the conditions of the Company Earn-Out. Pursuant to the Earn-Out Waiver and Release Agreements, (1) each Earn-Out Waiver Party (including, for the avoidance of doubt, any Post-Signing Earn-Out Waiver Party as of and from the date of execution of the applicable Earn-Out Waiver and Release Agreement) has effectively waived (and assigned, transferred and conveyed to the Company) its rights to receive any Company Earn-Out Shares and any other right, title and interest in and to any Company Earn-Out Shares and to the Company Earn-Out effective immediately prior to the consummation of the First Merger and has delivered an effective release of all claims with respect to the Company Earn-Out, (2) as of immediately prior to the consummation of the First Merger, the

Earn-Out Waiver Parties shall have no further right, interest or claim in or to any Company Earn-Out Shares or the Company Earn-Out, (3) (x) as of immediately prior to the consummation of the First Merger, any Company Earn-Out Shares with respect to which an Earn-Out Waiver and Release Agreement has been delivered will no longer be subject to release from escrow to any “Company Stockholder,” “Earn-Out Service Provider” (in each case, as defined in the Company DeSPAC Merger Agreement) or other Person (other than the Company, in its capacity as “Parent” under the Company Earn-Out Escrow Agreement) at any time, notwithstanding the satisfaction of the conditions specified in Article III to the Company DeSPAC Merger Agreement, (y) from and after the date of execution of the applicable Earn-Out Waiver and Release Agreement, neither the Company, the Company Board nor any committee thereof shall be entitled to, shall or shall permit any other Person to take or omit to take any action which would result in the reallocation or any other adjustment of the allocation of any Company Earn-Out Shares with respect to which an Earn-Out Waiver and Release Agreement has been delivered among “Company Stockholders,” “Earn-Out Service Providers” (in each case, as defined in the Company DeSPAC Merger Agreement) or any other Persons, and (z) as of immediately prior to the consummation of the First Merger, there will be no further right, interest or claim in or to such Company Earn-Out Shares on the part of any “Company Stockholder,” “Earn-Out Service Provider” (in each case, as defined in the Company DeSPAC Merger Agreement) or any other Person (other than the Company, in its capacity as “Parent” under the Company Earn-Out Escrow Agreement) under the Company DeSPAC Merger Agreement, the Company Earn-Out Escrow Agreement, any “Earn-out Award Agreement” (as defined in the Company DeSPAC Merger Agreement), any other “Transaction Agreement” (as defined in the Company DeSPAC Merger Agreement) or under applicable Law, and (4) if permissible pursuant to the Company DeSPAC Merger Agreement and the Company Earn-Out Escrow Agreement and agreed to by the “Sponsor” (as defined in the Company DeSPAC Merger Agreement) as promptly as practicable upon the Closing, any Company Earn-Out Shares with respect to which an Earn-Out Waiver and Release Agreement has been delivered shall be released from escrow and returned to the Company (or Parent, as applicable) and thereafter retired or caused to be canceled for no consideration by the Company (or Parent, as applicable). Since the Capitalization Date until the date of this Agreement, the Company has not issued any equity securities, except for shares of Company Common Stock issued upon the exercise or settlement of equity awards described in this Section 2.3(a) or pursuant to the Company ESPP. None of the Acquired Companies (other than the Company) holds any shares of Company Common Stock or any rights to acquire shares of Company Common Stock. All the outstanding shares of Company Common Stock (A) have been duly and validly authorized and issued and are fully paid and non-assessable, (B) were issued in accordance with all applicable Laws and Contracts, and (C) are not subject to any pre-emptive or similar rights that have not been duly waived or satisfied.

(b) Except as described in Section 2.3(a), (i) there are no outstanding rights (including pre-emptive rights, rights of repurchase or forfeiture (other than Company Restricted Stock), rights of participation, rights of maintenance or similar rights) with respect to the Company Common Stock, the Company Preferred Stock or capital stock or other equity interest in the Acquired Companies, (ii) none of the Company Common Stock, the Company Preferred Stock or capital stock or other equity interest in the Acquired Companies is subject to any right of first refusal, right of first offer or other right in favor of any Acquired Company or any other Person, and (iii) there is no Contract to which any Acquired Company is a party or by which any Acquired Company is bound relating to the voting or registration of, or restricting any Person from purchasing, selling or otherwise disposing of (or from granting any option or similar right with respect to) any shares of Company Common Stock, the Company Preferred Stock or capital stock or other equity interest in the Acquired Companies. No Acquired Company is under any obligation, or bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock, the Company Preferred Stock or its capital stock or other equity interest, as applicable, except for the Company’s right to repurchase or reacquire restricted shares of Company Common Stock held by an employee of the Acquired Companies upon termination of such employee’s employment. Except as described in Section 2.3(a), there is no: (A) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the Company Common Stock, Company Preferred Stock, capital stock or other securities of any of the Acquired Companies; (B) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the Company Common Stock, Company Preferred Stock or

capital stock or other securities of any of the Acquired Companies or that has the right to vote on any matter on which the stockholders of the Company have the right to vote; (C) Contract under which any of the Acquired Companies is or may become obligated to sell or otherwise issue any shares of Company Common Stock, Company Preferred Stock or its capital stock or other equity interest, as applicable; or (D) condition or circumstance that would reasonably be expected to give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of Company Common Stock, Company Preferred Stock or capital stock or other securities of any of the Acquired Companies.

(c) All the outstanding shares of capital stock or other equity interests of each Subsidiary of the Company (i) have been duly and validly authorized and issued, and are fully paid and non-assessable; (ii) were issued in accordance with all applicable Laws and Contracts; (iii) are not subject to any pre-emptive or similar rights that have not been duly waived or satisfied; and (iv) are owned directly or indirectly by the Company, free and clear of any Encumbrance (other than restrictions under applicable securities Laws).

(d) Section 2.3(d) of the Company Disclosure Schedule contains a complete and correct list, as of the date of this Agreement, of each outstanding Company Option, award of Company RSUs and award of Company Restricted Stock (including any such award acquired upon exercise of an unvested Company Option), including the name of the holder, date of grant or issuance, the number of shares of Company Common Stock subject to such Company Option or award as of the date of this Agreement, solely in respect of each Company Option, the exercise price of such Company Option and the date on which such Company Option expires. All Company Options and Company RSUs were granted, and all shares of Company Restricted Stock were acquired, under the Company Stock Incentive Plans. Accurate and complete copies of the standard agreement evidencing Company Options, awards of Company RSUs and awards of Company Restricted Stock (including any such awards acquired upon exercise of unvested Company Options), and each agreement evidencing a Company Option, award of Company RSUs or award of Company Restricted Stock (including any such award acquired upon exercise of an unvested Company Option) that does not conform to the standard agreement, have been made available to Parent and the Merger Subs. All Company Options, awards of Company RSUs and awards of Company Restricted Stock (including any such awards acquired upon exercise of unvested Company Options) have been granted in compliance with applicable Law, the terms of the applicable Company Stock Incentive Plan and all requirements set forth in applicable award agreements. All Company Options, awards of Company RSUs and awards of Company Restricted Stock (including any such awards acquired upon exercise of unvested Company Options) have been appropriately authorized by the Company Board or an appropriate committee thereof as of the applicable date of grant, including approval of the Company Option exercise price or the methodology for determining the Company Option exercise price and the substantive terms. The exercise price of each Company Option has never been less than the fair market value of the underlying shares of Company Common Stock on the date of grant, as determined in accordance with Section 409A of the Code. No Company Option has been retroactively granted nor the exercise price thereof determined retroactively. The Company has made available to Parent a copy of each election under Section 83(b) of the Code that has been provided to the Company in respect of Company Restricted Stock.

Section 2.4 No Conflicts; No Consents Required.

(a) Subject to (i) obtaining the Required Company Stockholder Vote; (ii) the filing of the First Certificate of Merger and the Second Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and the DLLCA, as applicable; (iii) (A) the filing with the SEC of the Joint Proxy Statement/Prospectus in definitive form, (B) the filing with the SEC, and declaration of effectiveness under the Securities Act, of the Form S-4 Registration Statement, and (C) the filing with the SEC of such reports and other filings under, and such other compliance with, the Exchange Act and the Securities Act, and the rules and regulations thereunder, as may be required in connection with this Agreement and the Contemplated Transactions; (iv) such filings with and approvals of Nasdaq as are required to permit the consummation of the Mergers and the listing of the shares of Parent Common Stock to be issued as the Merger Consideration; (v) such Consents, registrations, declarations, notices or filings as are required to be made or obtained under the securities or “blue sky” laws of various states in connection with the issuance of the shares of Parent Common Stock to be issued as the Merger Consideration; and (vi) the satisfaction of any requirements under the HSR Act or other applicable antitrust Laws in connection with the Contemplated Transactions, the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement do not and will not: (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any Encumbrance (other than Permitted Encumbrances) upon any property, right or asset of the Acquired Companies pursuant to, any Company Material Contract to which any of the Acquired Companies is a party or by which any of the Acquired Companies is bound or to which any property, right or asset of any of the Acquired Companies is subject; (ii) result in any violation of the provisions of the certificate of incorporation or bylaws or similar organizational documents of any of the Acquired Companies; or (iii) result in the violation of any Law or Order of any Governmental Body having jurisdiction over any of the Acquired Companies, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default or Encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) Except for (i) the filing of the First Certificate of Merger and the Second Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and the DLLCA, as applicable; (ii) (A) the filing with the SEC of the Joint Proxy Statement/Prospectus in definitive form, (B) the filing with the SEC, and declaration of effectiveness under the Securities Act of, the Form S-4 Registration Statement, and (C) the filing with the SEC of such reports and other filings under, and such other compliance with, the Exchange Act and the Securities Act, and the rules and regulations thereunder, as may be required in connection with this Agreement, and the Contemplated Transactions; (iii) such filings with and approvals of Nasdaq as are required to permit the consummation of the Mergers and the listing of the shares of Parent Common Stock to be issued as the Merger Consideration; (iv) such Consents, registrations, declarations, notices or filings as are required to be made or obtained under the securities or “blue sky” laws of various states in connection with the issuance of the shares of Parent Common Stock to be issued as the Merger Consideration; and (v) the satisfaction of any requirements under the HSR Act or other applicable antitrust Laws in connection with the Contemplated Transactions, none of the Acquired Companies is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Governmental Body in connection with (x) the execution, delivery or performance of this Agreement, or (y) the consummation of the Mergers, which, if not given or obtained, would reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

Section 2.5 Inapplicability of Takeover Laws. Assuming the accuracy of the representation set forth in Section 3.27, (a) the Company Board has taken and will take all actions necessary to ensure the restrictions applicable to business combinations contained in Section 203 of the DGCL are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Company Stockholder Voting Agreements and the Company Stockholder Lock-Up Agreements and to the consummation of the Contemplated Transactions, and (b) no other state takeover statute or similar Law applies, or purports to apply, to the Mergers or this Agreement, the Company Stockholder Voting Agreements, the Company Stockholder Lock-Up Agreements or any of the Contemplated Transactions.

Section 2.6 Board Approval; Vote Required.

(a) The Company Board has (i) determined that the Contemplated Transactions, including the Mergers, are advisable and fair to, and in the best interests of, the Company and its stockholders, (ii) approved and declared advisable this Agreement and the Contemplated Transactions, and (iii) resolved to recommend the adoption of this Agreement by the Company’s stockholders.

(b) The only vote of the Company’s stockholders required to consummate the transactions contemplated hereby is the affirmative vote in favor of the adoption of this Agreement of the holders of a majority of the shares of Company Common Stock outstanding on the record date for the Company Stockholders’ Meeting (the “Required Company Stockholder Vote”).

Section 2.7 SEC Filings; Financial Statements.

(a) The Company has made available (or made available on the SEC website) to Parent and the Merger Subs accurate and complete copies of all registration statements, proxy statements, Company Certifications (as defined below) and other statements, reports, schedules, forms and other documents filed by the Company with the SEC, including all amendments thereto, since December 17, 2021 (collectively, the “Company SEC Documents”). All statements, reports, schedules, forms and other documents required to have been filed by Company or, to the Knowledge of the Company, its officers and directors with the SEC since December 17, 2021 have been so filed on a timely basis. None of the Company’s Subsidiaries is required to file any documents with the SEC. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Company SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the certifications and statements relating to the Company SEC Documents required by: (A) Rule 13a-14 or Rule 15d-14 under the Exchange Act; (B) Section 906 of the Sarbanes-Oxley Act; or (C) any other rule or regulation promulgated by the SEC or applicable to the Company SEC Documents (collectively, the “Company Certifications”) is accurate and complete, and complies as to form in all material respects with all applicable Law. As used in the introduction to this Article 2 and in this Section 2.7, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is filed, furnished, submitted, supplied or otherwise made available to the SEC or any member of its staff.

(b) The financial statements (including the related notes thereto) contained or incorporated by reference in any Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) present fairly in all material respects the financial position of the Company and its consolidated Subsidiaries as of the dates indicated, and the results of their operations and the changes in their cash flows for the periods specified; and (iii) were prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby, except as permitted by the SEC on Form 10-Q under the Exchange Act and except in the case of unaudited interim financial statements, which are subject to normal year-end adjustments and do not contain certain footnotes as permitted by the applicable rules of the SEC. As of the date of this Agreement, other than as expressly disclosed in the Company SEC Documents filed prior to the date hereof, there has been no material change in the Company’s accounting methods or principles that would be required to be disclosed in the Company’s financial statements in accordance with GAAP.

(c) As of the date of this Agreement, the Company is in compliance in all material respects with the applicable current listing and governance rules and regulations of Nasdaq.

Section 2.8 Disclosure Controls; Accounting Controls.

(a) The Acquired Companies maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports it files or submits under the Exchange Act, is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Acquired Companies have carried out evaluations of the effectiveness of their disclosure controls and procedures, as required by Rule 13a-15 of the Exchange Act.

(b) The Acquired Companies maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that are designed to comply with the applicable requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or Persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Acquired Companies maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for material assets, individually or in the aggregate, is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Based on Company’s most recent evaluation of its internal controls over financial reporting pursuant to Rule 13a-15(c) of the Exchange Act, there are no significant deficiencies or material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Company Board have been advised of: (x) all significant deficiencies and material weaknesses, if any, in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

Section 2.9 Absence of Changes. Except as set forth in Section 2.9 of the Company Disclosure Schedule, between the date of the Company’s latest consolidated unaudited balance sheet included in the Company SEC Documents (the “Company Balance Sheet”) and the date of this Agreement, the Company has conducted its business in the ordinary course of business in all material respects (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto, including the Contemplated Transactions), and there has not been any (a) Company Material Adverse Effect or (b) action, event or occurrence that would have required the consent of Parent pursuant to Section 4.2(b)(i), Section 4.2(b)(ii), Section 4.2(b)(iii), Section 4.2(b)(iv), Section 4.2(b)(v), Section 4.2(b)(vi), Section 4.2(b)(xii), Section 4.2(b)(xiv), Section 4.2(b)(xv), Section 4.2(b)(xvii), or, with respect to any of the foregoing sections, Section 4.2(b)(xviii), had such action, event or occurrence taken place after the execution and delivery of this Agreement.

Section 2.10 Disclosure. None of the information to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Form S-4 Registration Statement will, at the time the Form S-4 Registration Statement is filed with the SEC or at the time it, or any amendment or supplement thereto, becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Joint Proxy Statement/Prospectus will, at the time the Joint Proxy Statement/Prospectus is mailed to the stockholders of the Company or the stockholders of Parent or at the time of the Company Stockholders’ Meeting or the Parent Stockholders’ Meeting (or any adjournment or postponement thereof), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Form S-4 Registration Statement and the Joint Proxy Statement/Prospectus included therein will, at the time the Form S-4 Registration Statement is filed, at the time the Joint Proxy Statement/Prospectus is mailed to the stockholders of the Company or the stockholders of Parent, at the time of the Company Stockholders’ Meeting or the Parent Stockholders’ Meeting (or any adjournment or postponement thereof) and at the Effective Time, comply as to form in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated by the SEC thereunder, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent for inclusion or incorporation by reference in the Form S-4 Registration Statement or the Joint Proxy Statement/Prospectus.

Section 2.11 Absence of Undisclosed Liabilities. As of the date of this Agreement, none of the Acquired Companies has any liability, debt or obligation, individually or in the aggregate, of a type required to be recorded or reflected on the Company’s balance sheet or disclosed in the footnotes thereto under GAAP except for liabilities, debts or obligations: (a) disclosed, reflected or reserved against in the Company Balance Sheet or disclosed in the notes thereto included in the Company SEC Documents; (b) incurred in the ordinary course of business subsequent to the date of the Company Balance Sheet; (c) for performance of obligations of any Acquired Company under Company Contracts which have not resulted from a breach of such Company Contracts, breach of warranty, tort, infringement or violation of Law; (d) incurred in connection with the Contemplated Transactions; or (e) described in Section 2.11 of the Company Disclosure Schedule.

Section 2.12 Legal Proceedings; Orders.

(a) There are no, and during the past three years there have not been any, Legal Proceedings pending or, to the Knowledge of the Company, threatened, against any of the Acquired Companies or any Company Service Provider (in their capacity as such), or to which any property of the Acquired Companies is subject that, if determined adversely to any of the Acquired Companies, would reasonably be expected to, individually or in the aggregate, be material to the Acquired Companies, taken as a whole. As of the date of this Agreement, there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened, that challenge, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions. To the Knowledge of the Company, no event has occurred, and no claim, dispute or other condition or circumstance exists, that would reasonably be expected to give rise to or serve as a reasonable basis for the commencement of any Legal Proceeding of the type described in the first sentence of this Section 2.12(a).

(b) There is no Order to which any Acquired Company, or any of the material assets or properties owned or used by the Acquired Company, is subject. To the Knowledge of the Company, no officer, director or employee of any of the Acquired Companies is subject to any unsatisfied Order that prohibits such officer, director or employee from engaging in or continuing any conduct, activity or practice relating to the business of the Acquired Companies or to any material assets owned or used by the Acquired Companies.

Section 2.13 Title to Assets. The Acquired Companies each have good and marketable title in fee simple (in the case of real property) to, or have valid rights to lease or otherwise use, all items of real and tangible personal property that are material to the business of the Acquired Companies, in each case, free and clear of all Encumbrances, except those Encumbrances that (a) are Permitted Encumbrances, or (b) are listed in Section 2.13 of the Company Disclosure Schedule.

Section 2.14 Contracts.

(a) Section 2.14(a) of the Company Disclosure Schedule identifies each Company Contract that is executory as of the date of this Agreement and that constitutes a Company Material Contract. For purposes of this Agreement, “Company Material Contract” shall mean the following:

(i) any Contract which is in effect and which has been filed (or is required to be filed) by the Company as an exhibit pursuant to Item 601(b)(10) of Regulation S-K under the Exchange Act, or that the Company is required to disclose under Item 404 of Regulation S-K under the Exchange Act;

(ii) any Contract that requires any Acquired Company to: (A) reimburse any current director or officer of an Acquired Company for, or advancement to any current director or officer of an Acquired Company of, legal fees or other expenses associated with any Legal Proceeding or the defense thereof; or (B) indemnify any current director or officer of an Acquired Company;

(iii) any Contract containing (A) any covenant limiting the freedom of any Acquired Company to engage in any line of business or compete with any Person, (B) any “most-favored nations” pricing provisions or marketing or distribution rights related to any products or territory, (C) any exclusivity provision in favor of a third party, or (D) any non-solicitation provisions applicable to any Acquired Company, in the case of the foregoing clause (D), which are material to the Acquired Companies, taken as a whole;

(iv) any Contract relating to capital expenditures requiring payments after the date of this Agreement in excess of $50,000 and not terminable at will (with no penalty or payment) on less than 60 days’ notice;

(v) any Contract relating to the disposition or acquisition of material assets or any ownership interest in any Person or business (whether by merger, purchase or sale of stock or assets or otherwise);

(vi) any Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements, guaranties or other agreements or instruments relating to indebtedness for borrowed money of any Acquired Company or creating any material Encumbrances (other than Permitted Encumbrances) with respect to any assets of the Company or any of its Subsidiaries;

(vii) any Contract with any distributor, reseller or sales representative, in each case, that contains exclusivity provisions;

(viii) any Contract pursuant to which any Acquired Company (A) has granted or (B) has been granted a license or other right, including a covenant not to sue, (whether or not such license or other right is currently exercisable) to, or otherwise has assigned, received or acquired, by ownership or otherwise, any other rights in, to or under any Intellectual Property, excluding Contracts for any commercially available Software or Software that is open source, source available or freeware or immaterial non-exclusive licenses of Intellectual Property granted in the ordinary course of business, including Contracts under which any Acquired Company has granted a limited, non-exclusive license to a service provider or consultant to use Intellectual Property of the Acquired Company solely for the purpose of receiving the applicable services thereunder;

(ix) any Contract that grants any right of first refusal, option or similar right to acquire exclusive rights or ownership with respect to any product or product candidate of the Company or any Company Intellectual Property;

(x) any Contract providing for the development of any material Company Intellectual Property, independently or jointly, by or for any Acquired Company, other than any Contracts with any employees of the Acquired Companies;

(xi) any Contract providing for the assignment of any material Company Intellectual Property to or from any Acquired Company;

(xii) any settlement agreement or similar Contract that materially restricts any Acquired Company’s right to use any Company Intellectual Property or that otherwise restricts in any material respect the operations or conduct of any Acquired Company (or, after the consummation of the Mergers, Parent, the First Merger Surviving Corporation, the Surviving Company or any of their respective Subsidiaries);

(xiii) any Contract relating to any currency hedging;

(xiv) any Company Real Estate Lease;

(xv) any Contract with any Governmental Body;

(xvi) any Contract containing any royalty, dividend or similar arrangement based on the revenues or profits of any Acquired Company;

(xvii) any other Contract that is not terminable at will (with no penalty or payment) upon 60 days’ (or less) notice by the Acquired Companies, as applicable, and which involves payment or receipt by any Acquired Company after the date of this Agreement under any such Contract of more than $150,000 in the aggregate; and

(xviii) any Contract: (A) pursuant to which any of the Acquired Companies is or may become obligated to make any severance, termination or similar payment to any Company Service Provider or any spouse, heir or Representative of any Company Service Provider in excess of $25,000 that has not been paid in full as of the date of this Agreement; (B) pursuant to which any of the Acquired Companies is or may become obligated to make any bonus, commission or similar payment (other than payments constituting base salary) to any Company Service Provider in excess of $25,000; or (C) pursuant to which any of the Acquired Companies is or may become obligated to grant, any stock option, restricted stock unit, restricted stock, stock appreciation right or other equity interest in any of the Acquired Companies.

(b) The Company has made available to Parent and the Merger Subs accurate and complete copies of all Company Material Contracts, including all material amendments thereto. There are no Company Material Contracts that are not in written form. As of the date of this Agreement, none of the Acquired Companies or, to the Knowledge of the Company, any other party to a Company Material Contract, has breached, violated or defaulted under, or received notice that it breached, violated or defaulted under, any of the terms or conditions of, or Laws applicable to, any Company Material Contract. To the Knowledge of the Company, no event has occurred and no circumstances exist that (with or without notice or lapse of time) would reasonably be expected to result in a breach, violation or default under any Company Material Contract or give any party to a Company Material Contract the right to accelerate the maturity or performance of any Company Material Contract. As to the applicable Acquired Company, as of the date of this Agreement, each Company Material Contract is valid, binding, enforceable and in full force and effect, subject to the Bankruptcy and Equity Exception and except as set forth in Section 2.14(b) of the Company Disclosure Schedule. Since the date of the Company Balance Sheet, no counterparty to a Company Material Contract has notified the Company in writing (or, to the Knowledge of the Company, otherwise) that it intends to terminate or not renew a Company Material Contract.

Section 2.15 Intellectual Property.

(a) Section 2.15(a) of the Company Disclosure Schedule contains a true, complete and accurate list of all Company Registered IP, indicating for each item, as applicable, the record owner (and name of any other Person with an ownership interest in such item of Company Registered IP and the nature of such interest), the registration or application number, status, the applicable filing jurisdiction and the date of filing or issuance and, with respect to registered domain names, the applicable domain name registrar. The Company Registered IP is subsisting and, excluding any Company Registered IP which is the subject of a pending application for registration or issuance, is, to the Knowledge of the Company, valid and enforceable (assuming registration where required for enforcement). To the Knowledge of the Company, all documents and instruments necessary to register or apply for or renew registration of Company Registered IP have been validly executed, delivered and filed in a timely manner with the appropriate Governmental Body, and none of the Acquired Companies has engaged in patent misuse or any fraud or inequitable conduct in connection with any Company Registered IP, as applicable. Each of the issued patents included in the Company Registered IP properly identifies by name each inventor of the claims thereof, as determined in accordance with applicable Law, and invention assignments for such inventors have been timely filed with the applicable patent office, to the extent necessary under applicable Law. The Acquired Companies have filed all statements of use and paid all renewal and maintenance fees, annuities and other fees with respect to the Company Registered IP that are required to have been filed and paid as of the date of this Agreement. The Acquired Companies have taken commercially reasonable measures to avoid the abandonment, invalidation, cancellation, forfeiture or relinquishment of its interest in any Company Owned Intellectual Property, and, to the Knowledge of the Company, the licensors of Company Licensed Intellectual Property have taken commercially reasonable measures to avoid the abandonment, invalidation, cancellation, forfeiture or relinquishment of any Company Licensed Intellectual Property. No interference, opposition, reissue, reexamination or other proceeding of any nature (other than ordinary course prosecution or examination proceedings at the applicable patent or trademark office) is pending or, to the Knowledge of the Company, threatened, in which the scope, validity, enforceability, inventorship or ownership of any Company Intellectual Property is being or has been contested or challenged.

(b) The Company Intellectual Property constitutes all Intellectual Property necessary for the Acquired Companies to conduct their respective businesses as currently conducted. Except as identified in Section 2.15(b) of the Company Disclosure Schedule, none of the Acquired Companies is bound by, and no Company Intellectual Property is subject to, any Contract containing any covenant or other provision that in any material way limits or restricts the ability of any of the Acquired Companies to use, exploit, assert or enforce any

Company Intellectual Property currently, or immediately after the consummation of the transactions contemplated hereby (except, with respect to Company Licensed Intellectual Property, the rights of the licensors).

(c) Except as identified in Section 2.15(c) of the Company Disclosure Schedule, the Company solely owns all right, title and interest to and in the Company Registered IP included within the Company Solely Owned Intellectual Property and jointly owns with one or more co-owners undivided interest in all right, title and interest to and in the Company Registered IP included within the Company Jointly Owned Intellectual Property, free and clear of any Encumbrances (other than Permitted Encumbrances). To the Knowledge of the Company, each Person who is or was an employee, contractor or consultant of any of the Acquired Companies, and who is or was involved in the creation, discovery, reduction to practice or development of any Company Owned Intellectual Property has signed a valid, enforceable written agreement presently assigning all right, title and interest in and to such Company Owned Intellectual Property to the Company and confidentiality provisions protecting trade secrets and confidential information of the Company. To the Knowledge of the Company, no current or former member, officer, director, or employee of any of the Acquired Companies has any claim, right (whether or not currently exercisable), or interest to or in any Company Owned Intellectual Property. No employee of any of the Acquired Companies is, to the Knowledge of the Company, (i) bound by or otherwise subject to any Contract restricting him or her from performing his or her duties for the applicable Acquired Company or (ii) in breach of any Contract with any former employer or other Person concerning Company Owned Intellectual Property or confidentiality provisions protecting trade secrets and confidential information comprising Company Owned Intellectual Property.

(d) Except as identified in Section 2.15(d) of the Company Disclosure Schedule, neither this Agreement nor the transactions contemplated by this Agreement, including the assignment to, or assumption by, Parent by operation of law or otherwise of any Contracts to which any of the Acquired Companies is a party, will result in: (i) any Parent Company granting to any other Person any right to or with respect to any Intellectual Property owned by, or licensed to, any Parent Company (other than rights granted by any of the Acquired Companies prior to the Closing Date to Company Intellectual Property); (ii) any Parent Company being bound by, or subject to, any non-compete or other material restriction on the operation or scope of their respective businesses (excluding any non-compete or other material restriction that arises from any agreement to which any of the Acquired Companies is not a party); (iii) any Parent Company being obligated to pay any royalties or other material amounts, or offer any discounts, to any other Person pursuant to any Contract to which any Acquired Company is a party in excess of those payable by, or required to be offered by, the Acquired Companies in the absence of this Agreement or the transactions contemplated hereby; or (iv) a loss of, or Encumbrance (other than a Permitted Encumbrance) on, any Company Intellectual Property.

(e) Except as identified in Section 2.15(e) of the Company Disclosure Schedule, no funding, facilities or personnel of any Governmental Body or educational institution were used, directly or indirectly, to develop or create, in whole or in part, any Company Intellectual Property, and no Governmental Body or educational institution has any right to, or right to royalties for, or to impose any requirement on the manufacture or commercialization of any product incorporating, any Company Intellectual Property.

(f) To the Knowledge of the Company, the operation of the business of the Acquired Companies, and the manufacture, marketing, sale, offering for sale, importation, use or intended use or other disposal of any product as currently sold or under development by the Acquired Companies does not infringe, misappropriate or otherwise violate, and has not infringed, misappropriated or otherwise violated, any third-party Intellectual Property and, to the Knowledge of the Company, no third party is infringing, misappropriating or otherwise violating, and no third party has infringed, misappropriated or otherwise violated any Company Intellectual Property.

(g) Except as identified in Section 2.15(g) of the Company Disclosure Schedule, there is and has been no Legal Proceeding (excluding investigations unbeknownst to the Company) pending or, to the Knowledge of the

Company, threatened (including “cease and desist” letters or invitations to take a license) in writing against any of the Acquired Companies (i) challenging the ownership, validity, registrability, patentability, scope or enforceability of any Company Intellectual Property (excluding office actions and similar ex parte proceedings in connection with the prosecution of applications for the registration or issuance of any Company Registered IP), except as set forth in Section 2.15(g) of the Company Disclosure Schedule, or (ii) asserting that any of the Acquired Companies has infringed, misappropriated or otherwise violated any third-party Intellectual Property.

(h) Each of the Acquired Companies has taken commercially reasonable measures to protect and maintain (i) the confidentiality of all material proprietary information that such Acquired Company holds as a trade secret, and (ii) its ownership of, or rights in, all Company Intellectual Property. Without limiting the foregoing, to the Knowledge of the Company, none of the Acquired Companies has made any of its trade secrets or other material confidential or proprietary information that it intended to maintain as confidential information available to any other Person, except pursuant to written agreements requiring such Person to maintain the confidentiality of such confidential information, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 2.16 Transactions with Affiliates.

(a) Except as set forth in the Company SEC Documents filed prior to the date of this Agreement, during the period commencing on the date of the Company’s last proxy statement filed with the SEC through the date of this Agreement, no event has occurred that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC.

(b) Section 2.16(b) of the Company Disclosure Schedule contains an accurate and complete list, as of the date of this Agreement, of all outstanding loans and advances made by any of the Acquired Companies to any Company Service Provider, other the advancement of expenses to employees and directors for routine travel and business expense made in the ordinary course of business consistent with past practice.

Section 2.17 Taxes.

(a) The Acquired Companies have filed all income and other material Tax Returns required to be filed by them, and all such Tax Returns are true, correct and complete in all material respects. All material Taxes of the Acquired Companies have been timely paid (whether or not shown on any Tax Return). None of the Acquired Companies is currently the beneficiary of any extension of time within which to file any Tax Return other than automatically granted extensions obtained in the ordinary course of business. There are no Encumbrances on any of the assets of any of the Acquired Companies for Taxes, other than statutory liens for current Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the Company’s financial statements in accordance with GAAP. No written claim has ever been made in a jurisdiction where any of the Acquired Companies does not file a Tax Return or pay a Tax that such Acquired Company is or may be subject to taxation by, or required to file Tax Returns in, that jurisdiction.

(b) The Acquired Companies have timely withheld and paid to the appropriate Governmental Body all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party, and have otherwise complied in all material respects with all applicable Laws relating to the payment, withholding, collection, reporting and remittance of such Taxes.

(c) There is no current or pending Legal Proceeding concerning any Tax liability of any of the Acquired Companies involving any Governmental Body, and none of the Acquired Companies has received written notice of any threatened Legal Proceedings relating to any Taxes.

(d) None of the Acquired Companies has, or has had, a permanent establishment or other taxable presence in any jurisdiction other than in its country of incorporation.

(e) None of the Acquired Companies has waived any statute of limitations in respect of Taxes or agreed to, or requested, any extension of time with respect to a Tax assessment or deficiency, in each case which waiver or extension is currently in effect.

(f) There are no agreements relating to the indemnification, reimbursement, allocation or sharing of Taxes to which any of the Acquired Companies is a party, other than customary provisions in commercial agreements entered into in the ordinary course of business the primary purpose of which is not related to Taxes.

(g) None of the Acquired Companies (i) has been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code or a group filing Tax Returns on a consolidated, affiliated, combined, unitary or similar basis other than the affiliated group of which the Company is the common parent, or (ii) has any liability for the Taxes of any Person (other than the Acquired Companies) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Tax Law) as a transferee or successor, by Contract or otherwise (other than customary provisions in commercial agreements entered into in the ordinary course of business the primary purpose of which is not related to Taxes).

(h) None of the Acquired Companies is a party to any joint venture, partnership or other arrangement that is treated as a partnership for U.S. federal income Tax purposes, except as set forth in Section 2.17(h) of the Company Disclosure Schedule.

(i) None of the Acquired Companies is or was a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code or is treated as a U.S. corporation under Section 7874(b) of the Code.

(j) None of the Acquired Companies has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

(k) There are no Tax rulings, requests for rulings, or “closing agreements” (as described in Section 7121 of the Code or any corresponding provision of state, local or non-U.S. Tax Law) relating to any of the Acquired Companies that have been received, agreed to, or are pending with any Governmental Body.

(l) Section 2.17(l) of the Company Disclosure Schedule sets forth the entity classification of each of the Acquired Companies for U.S. federal income Tax purposes. None of the Acquired Companies has made an election or taken any other action to change its U.S. federal and state income Tax classification from such classification.

(m) None of the Acquired Companies has ever been a distributing or controlled corporation in a transaction intended to qualify under Section 355 of the Code.

(n) None of the Acquired Companies has participated in a “listed transaction” within the meaning of Section 6707A(c) of the Code or Treasury Regulations Section 1.6011-4(b)(2) (or any analogous provision of state, local or non-U.S. Law).

(o) None of the Acquired Companies will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any period (or any portion thereof) ending after the Closing as a result of any: (i) adjustment under Section 481 of the Code (or any corresponding provision of state, local, or non-U.S. Tax Law) made or requested prior to the Closing or use of an improper method of accounting prior to the Closing; (ii) installment sale or other open transaction disposition made prior to the Closing; (iii) prepaid amount or deferred revenue received prior to the Closing Date; or (iv) intercompany transaction or excess loss account described in the Treasury Regulations under Section 1502 of the Code (or any corresponding provision of state, local, or non-U.S. Tax Law) arising prior to the Closing Date. None of the Acquired Companies has made an election under Section 965(h) of the Code.

(p) Subject to exceptions as would not be material, the prices for any property or services (or for the use of any property) provided by or to any of the Acquired Companies are arm’s-length prices for purposes of applicable transfer pricing Laws.

(q) None of the Acquired Companies has Knowledge of the existence of any fact, or has taken or agreed to take any action, that would reasonably be expected to prevent or impede the Mergers, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

Section 2.18 Compliance with Laws. The Acquired Companies (a) are, and have been during the past three years, in compliance with all applicable Laws and Orders of any Governmental Body having jurisdiction over the Acquired Companies, and (b) have not received written notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any applicable Law or Order, except, in each case of clause (a) and (b), for any such matter that would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Companies, taken as a whole.

Section 2.19 Environmental Matters. (a) The Acquired Companies (i) are, and have been during the past three years, in compliance with all applicable Environmental Laws; (ii) hold and are in compliance with all Governmental Authorizations required of them under any Environmental Laws to conduct their respective businesses; and (iii) have not received written notice of any actual or potential liability under, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of Hazardous Materials; (b) to the Knowledge of the Company, there are no costs or liabilities associated with Environmental Laws of or relating to the Acquired Companies; and (c) to the Knowledge of the Company, no current or (during the time the prior property was leased or operated by the Acquired Companies) prior property leased or operated by any of the Acquired Companies has had a release of or an exposure to Hazardous Materials; except, in the case of each of clauses (a), (b) and (c), for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. There is no Legal Proceeding that is pending, or to the Knowledge of the Company, threatened, against any of the Acquired Companies under any Environmental Laws in which a Governmental Body is also a party.

Section 2.20 Insurance. The Acquired Companies have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in such amounts and insures against such losses and risks as the Company reasonably believes are adequate to protect the Acquired Companies and their respective businesses. The Company has made available to Parent and the Merger Subs accurate and complete copies of all insurance policies and self-insurance programs and arrangements relating to the business, assets, liabilities and operations of each of the Acquired Companies. Each of such insurance policies is in full force and effect and the Acquired Companies are in compliance in all material respects with the terms thereof. None of the Acquired Companies has (a) received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance coverage; (b) received written notice from any insurer or agent of such insurer that the Acquired Companies will not be able to renew its existing insurance coverage as and when such coverage expires; or (c) received written notice or other written communication regarding the refusal or denial of any coverage, reservation of rights or rejection of any claim.

Section 2.21 Employee Benefits and Labor Matters.

(a) Section 2.21(a) of the Company Disclosure Schedule sets forth an accurate and complete list of the names of all present employees of the Acquired Companies and each such employee’s title, hire date, annual base salary or hourly wage rate (as applicable), bonus or other cash incentive opportunity, principal location (city, state (where applicable) and country), and status as exempt or non-exempt from the overtime requirements of applicable wage and hour Laws, and indicating whether such employee is on a work visa as of the date of this Agreement.

(b) Section 2.21(b) of the Company Disclosure Schedule sets forth a list of all individual independent contractors and individual consultants (including those providing services through their own wholly owned entities) currently engaged by the Acquired Companies, along with the services provided by, date of retention for and rate of remuneration for each such Person. Each such independent contractor and consultant has entered into customary covenants regarding confidentiality, and present assignment of rights to Intellectual Property in such Person’s agreement with the applicable Acquired Company.

(c) Section 2.21(c) of the Company Disclosure Schedule sets forth an accurate and complete list of each Company Employee Plan, separately identifying each material Company Foreign Plan. Except as permitted under Section 4.2(b), none of the Acquired Companies has any plan or commitment to (i) adopt or enter into any plan, agreement, policy or other arrangement that would constitute a Company Employee Plan if in effect as of the date of this Agreement. or (ii) amend or terminate any Company Employee Plan.

(d) The Company has made available to Parent and the Merger Subs accurate and complete copies, as applicable, of (i) each Company Employee Plan (and written descriptions of all material terms of any Company Employee Plan that is not in writing), including all amendments thereto and all related trust documents and other funding-related documents and insurance Contracts; (ii) the three most recent annual reports (Form 5500 and all schedules and financial statements attached thereto), if any; (iii) if the Company Employee Plan is funded, the most recent annual and periodic accounting of Company Employee Plan assets; (iv) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any; (v) the most recent determination or opinion letter from the IRS relating to each Company Employee Plan intended to qualify under Section 401(a) of the Code; (vi) non-routine written correspondence within the past three years to or from any Governmental Body relating to any Company Employee Plan; and (vii) all material records, notices and filings concerning IRS or U.S. Department of Labor audits or investigations relating to any Company Employee Plan.

(e) No Company Employee Plan is, and neither any Acquired Company nor any of their respective ERISA Affiliates (nor any predecessor thereof) sponsors, maintains or contributes to, or has in the past sponsored, maintained or contributed to, or has any liability or obligation, whether fixed or contingent, with respect to, any (i) pension plan subject to Title IV or Section 302 of ERISA or Section 412 of the Code; (ii) any multiemployer plan, as defined in Section 3(37) of ERISA; (iii) plan maintained by more than one employer, as defined in Section 413(c) of the Code; or (iv) multiple employer welfare arrangement, within the meaning of Section 3(40) of ERISA. No liability under Title IV of ERISA has been or could reasonably be expected to be incurred by any Acquired Company.

(f) Each Acquired Company has performed in all material respects all obligations required to be performed by such Acquired Company thereunder, is not in default or violation of, and the Company has no Knowledge of any default or violation by any other party to, any Company Employee Plan. Each Company Employee Plan has been established, funded, operated and maintained in accordance in all material respects with its terms and in compliance in all material respects with applicable Law, including ERISA and the Code. Each Company Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter (or opinion letter, if applicable), and, to the Knowledge of the Company, there are no facts or circumstances that would be reasonably likely to adversely affect the qualified status of any such Company Employee Plan. No events have occurred with respect to any Company Employee Plan that could reasonably be expected to result in payment or assessment by or against any Acquired Company of any excise Taxes under Sections 4972, 4975, 4976, 4977, 4979, 4980B, 4980D, 4980E or 5000 of the Code. With respect to each Company Employee Plan, (i) no breaches of fiduciary duty or other failures to act or comply in connection with the administration or investment of the assets of a Company Employee Plan has occurred, (ii) no nonexempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred, and (iii) no Acquired Company has made any filing under the Employee Plans Compliance Resolution System, the U.S. Department of Labor Delinquent Filer Program or any other voluntary correction program.

(g) Except as set forth in Section 2.21(g) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (either alone or together with any other event, including a subsequent termination of employment or service) result in any (i) payment (including severance, forgiveness of indebtedness or otherwise) or benefit to any Company Service Provider; (ii) acceleration of the time of payment, funding or vesting of any compensation, equity award or benefit; (iii) increase in the amount of compensation or benefits due to any Company Service Provider; or (iv) payment of any “excess parachute payment” within the meaning of Section 280G of the Code in connection with the transactions contemplated by this Agreement. No individual is entitled to receive any indemnification, gross-up or similar payment from any Acquired Company under either Section 409A or Section 4999 of the Code.

(h) Section 2.21(h) of the Company Disclosure Schedule sets forth an accurate and complete list of (i) all of the Contracts which give rise to an obligation to make or set aside amounts payable to or on behalf of the employees of each Acquired Company as a result of the transactions contemplated by this Agreement and/or any subsequent employment termination (whether by such Acquired Company or the employee), accurate and complete copies of which have been previously made available to Parent and the Merger Subs, and (ii) the maximum aggregate amounts (excluding the value of any equity or equity awards) so payable to each such individual as a result of the transactions contemplated by this Agreement and/or any subsequent employment termination (whether by such Acquired Company or the employee).

(i) Each Company Employee Plan has been established and maintained, in form and operation, in all respects in material compliance with Section 409A of the Code. Any amounts paid or payable pursuant to each Company Employee Plan subject to Section 409A of the Code is not includible in the gross income of a service provider (within the meaning of Section 409A of the Code) until received by the service provider and is not subject to interest or the additional Tax imposed by Section 409A of the Code.

(j) No Acquired Company has any current or projected liability (whether under a Company Employee Plan or otherwise) in respect of post-employment or post-retirement health, medical or life insurance benefits for retired, former or current employees of any Acquired Company, except (i) as required to avoid excise Tax under Section 4980B of the Code, or (ii) for the continuation of coverage through the end of the calendar month in which termination from employment occurs. No condition exists that could prevent any Acquired Company from amending or terminating any Company Employee Plan that is an “employee welfare benefit plan” as defined in Section 3(1) of ERISA, and neither any Acquired Company nor such Company Employee Plan will be subject to any surrender fees or service fees upon termination, except for any reasonable administrative fees associated with the termination of such Company Employee Plan. Each Acquired Company is in compliance in all material respects with (A) the applicable requirements of Section 4980B of the Code and any similar state Law, (B) the applicable requirements of HIPAA, and (C) the Patient Protection and Affordable Care Act of 2010, as amended, including Sections 4980H, 6055 and 6056 of the Code and any similar state Laws. No Acquired Company is or could be subject to an assessable payment under Section 4980H of the Code. No Company Employee Plan is a voluntary employee benefit association under Section 501(a)(9) of the Code.

(k) All contributions and payments accrued under each Company Employee Plan (including any Company Employee Plan intended to be qualified under Section 401(a) of the Code) have been timely discharged and paid in full on or prior to the date of this Agreement, or to the extent not yet due, properly reflected as a liability on the Company Balance Sheet in accordance with the terms of the Company Employee Plan and all Applicable Laws and applicable accounting standards. There is no Legal Proceeding pending against or involving or, to the Knowledge of the Company, threatened in writing against or involving, any Company Employee Plan (other than routine claims for benefits). No Acquired Company (with respect to any Company Employee Plan), and no Company Employee Plan or any fiduciary or administrator thereof, is the subject of an audit or investigation by the IRS, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other Governmental Body, nor is any such audit or investigation pending or, to the Knowledge of the Company, threatened.

(l) No Company Employee Plan which is maintained primarily for the benefit of a Company Service Provider who regularly performed or performs services outside the United States (a “Company Foreign Plan”) has unfunded Liabilities that will not be offset by insurance or that are not fully accrued on the Company Balance Sheet. Each Company Foreign Plan required or intended to be registered, qualified or approved under applicable Laws has in fact been registered, qualified or approved, as the case may be, under applicable Laws and has been maintained in good standing with applicable regulatory authorities in all material respects.

(m) Each Company Service Provider that has been classified as a consultant or independent contractor and not an employee has been properly classified as such, and no Acquired Company has any liability or obligations, including under or on account of any Company Employee Plan, arising out of the hiring or retention of Persons to provide services to any Acquired Company and treating such Persons as consultants or independent contractors and not as employees of such Acquired Company. Each current and former employee of each Acquired Company who has been classified as exempt from the overtime requirements of applicable wage and hour Laws has been properly classified as such, and no Acquired Company has any liability or obligations arising out of such classification.

(n) No Acquired Company is or has at any time been a party to or subject to, has an obligation to enter into or is currently negotiating in connection with entering into, any collective bargaining agreement or other Contract or understanding with a labor union, works council or similar labor organization with respect to its employees. There are no, and for the past three years there have been no, labor unions, works council or labor organizations representing or, to the Knowledge of the Company, purporting to represent or seeking to represent any Company Service Provider, including through the filing of a petition for representation election.

(o) No Acquired Company has experienced any strike, slowdown, work stoppage, picketing, lockouts, labor dispute or other organized work interruption with respect to any employees during the past three years, nor are any such strikes, slowdowns, work stoppages, picketings, lockouts, labor dispute or other organized work interruptions pending or, to the Knowledge of the Company, threatened. There are no, and for the past three years there have been no, Legal Proceedings, unfair labor practice charges, grievances or complaints, in each case, pending by or before the National Labor Relations Board or any other Governmental Body, threatened in writing or, to the Knowledge of the Company, threatened orally by, on behalf of or relating to any Company Service Providers.

(p) Each Acquired Company is and for the past three years has been in material compliance with all applicable Laws regarding employment, employment practices, terms and conditions of employment, and/or labor, including such Laws regarding employee safety and health, immigration, authorization to work, background checks, wages, hours, pay equity, discrimination in employment, harassment, retaliation, wrongful discharge, collective bargaining, fair labor standards, mass layoffs, plant closings, worker classification, and/or any other labor or employment-related matters. With respect to Company Service Providers: (i) each Acquired Company: has paid in full and adequately for, in accordance with applicable Laws, and is not liable for any arrears of, wages, severance pay or any Taxes or any penalty for failure to comply with any of the foregoing; (ii) no Acquired Company is liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (in each case, other than routine payments to be made in the normal course of business and consistent with past practice); and (iii) there is no claim for or Legal Proceeding with respect to payment of wages, salary or overtime pay that has been asserted or is now pending, threatened in writing, or, to the Knowledge of the Company, threatened orally, by or before any Governmental Body. There are no controversies pending or, to the Knowledge of the Company, threatened between any Acquired Company and any of its respective current or former Company Service Providers that would reasonably be expected to result in a Legal Proceeding. The Acquired Companies maintain accurate and complete Form I-9s with respect to each of their former and current employees in accordance with applicable Laws concerning immigration and employment eligibility verification obligations. The Acquired Companies are not a party to or otherwise bound by any consent decree with, or citation by, any Governmental Body relating to employees or employment practices.

(q) To the Knowledge of the Company, no employee of any Acquired Company is in violation of any term of any employment agreement, non-competition agreement or any restrictive covenant to a former employer relating to the right of any such employee to be employed by any Acquired Company because of the nature of the business conducted by such Acquired Company or to the use of trade secrets or proprietary information of others.

(r) Except as set forth in Section 2.21(r)(i) of the Company Disclosure Schedule, in the past three years, (i) no Acquired Company has effectuated a “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act of 1988, as amended, and its regulations, or any similar foreign, state or local Law (each, a “WARN Act”)), affecting any site of employment or one or more facilities or operating units within any site of employment or facility of its business; (ii) there has not occurred a “mass layoff” (as defined in an applicable WARN Act) affecting any site of employment or facility of any Acquired Company; and (iii) no Acquired Company has been affected by any transaction or engaged in layoffs or employment terminations or other employment actions sufficient in number to trigger application of any applicable WARN Act or similar Law. Except as set forth in Section 2.21(r)(ii) of the Company Disclosure Schedule, no Acquired Company has caused any of its employees to suffer an “employment loss” (as defined in the WARN Act) during the 90-day period prior to the date of this Agreement, and no Acquired Company has effectuated any furloughs, layoffs or material reductions in hours in the past six months.

(s) There has not been during the past three years, nor are there currently, any pending, threatened in writing or, to the Knowledge of the Company, threatened orally Legal Proceedings or any allegations concerning any financial, accounting, Tax, conflict of interest, illegal activity, fraudulent or deceptive conduct, whistleblowing or other misfeasance or malfeasance issues with respect to any Company Service Provider, nor has there been any settlements or similar out-of-court or pre-litigation arrangement relating to any such matters.

(t) No Company Service Provider has engaged in (and there have been no allegations that any such Person has engaged in) harassment, discrimination or similar misconduct of any nature, or breach of any policy of an Acquired Company relating to the foregoing, or any other similar act, whether or not unlawful, nor is any allegation pending, threatened in writing or, to the Knowledge of the Company, threatened orally nor has any such allegation been settled or subject to an out-of-court or pre-litigation arrangement or the subject of any Legal Proceeding against or involving any Acquired Company and/or such Person.

(u) Except as set forth in Section 2.21(u) of the Company Disclosure Schedule, since December 17, 2021, no Acquired Company has (i) applied for or received loans or payments under any relief program sponsored or made available by any Governmental Body (a “COVID Relief Program”), or (ii) deferred any Taxes under any COVID Relief Program, and, in any case, none of the foregoing actions is reasonably anticipated.

Section 2.22 Cybersecurity; Data Protection.

(a) The information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases owned or used by the Acquired Companies (collectively, “Company IT Systems”): (i) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Acquired Companies as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants; and (ii) have not materially malfunctioned or failed in the past three years. The Acquired Companies have implemented and maintained commercially reasonable administrative, physical and technical controls, policies, procedures, and safeguards designed to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all Company IT Systems and data (including Personal Data) Processed in connection with their businesses and there have been no breaches, violations, outages or unauthorized Processing of the same (each, a “Security Incident”), except for those that have been remedied without material cost or liability or the duty to notify any other person or entity, nor are there presently any Security Incidents under internal review or, to the Company’s Knowledge, investigations relating to the same.

(b) Except as would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect, the Acquired Companies have for the past three years been, and are presently, in compliance with all Data Protection Requirements. Specifically in relation to the EU GDPR and the UK GDPR (collectively, the “GDPR”), (i) the Acquired Companies have been, and are presently, in compliance with the Processing of all Personal Data (including Special Category Data) under the GDPR, including identifying and relying on an appropriate legal basis for such Processing, including obtaining explicit consent where appropriate, and (ii) the Acquired Companies have entered into Contracts that comply with the GDPR, including containing data processing commitments and data transfer commitments (where required), and have at all times complied with the commitments relating to Personal Data (including Special Category Data) in those Contracts. For the past three years, none of the Acquired Companies have received any written notice of any material claims or threatened claims or any Legal Proceeding, or any other notices, requests, complaints, or other communication by any Person regarding the alleged or actual material violation of Data Protection Requirements, including with respect to the Processing of Personal Data by or on behalf of the Acquired Companies. To the extent required under Data Protection Requirements, the Acquired Companies have obtained written agreements relating to the protection and use of Personal Data from all Third Party Service Providers and, to the Knowledge of the Company, no such Third Party Service Provider is in material breach of any such agreement. To the extent applicable, the Acquired Companies have all necessary authority, rights, fair processing notices, consents and authorizations to Process any Personal Data maintained by or for the Acquired Companies to the extent required in connection with the operation of the Acquired Companies’ businesses as currently conducted and as proposed to be conducted.

(c) The execution, delivery and performance of this Agreement complies with all applicable Data Protection Requirements in all material respects. Neither the Data Protection Laws nor any Privacy Contracts require the delivery of any notice to or consent from any Person in connection with the execution, delivery or performance of this Agreement. None of the Privacy Contracts prohibit the transfer (including international and onward transfer) or other processing of any Personal Data collected and in the possession or control of the Acquired Companies, in connection with the execution, delivery or performance of any obligations under (or transactions contemplated by) this Agreement.

Section 2.23 No Unlawful Payments. In the past five years, none of the Acquired Companies, nor any director, officer or employee of any of the Acquired Companies nor, to the Knowledge of the Company, any agent, affiliate or other Person acting on behalf of the Acquired Companies, in each case in their capacity as such, has (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (b) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (c) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable Law implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption Law; or (d) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any unlawful rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Acquired Companies have instituted, maintained and enforced, and will continue to maintain and enforce, policies and procedures reasonably designed to promote and achieve compliance with all applicable anti-bribery and anti-corruption Laws.

Section 2.24 Healthcare Regulatory Matters.

(a) The Acquired Companies, and, to the Knowledge of the Company, their respective directors, officers, employees and agents are, and at all times within the last three years have been, in compliance with all applicable Healthcare Laws, except where such non-compliance would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Companies, taken as a whole. In the past three years, the Company has not received any written notification, correspondence or any other communication from the FDA or any other Governmental Body asserting non-compliance by, or liability of, any of the Acquired Companies under any applicable Healthcare Laws, except where such non-compliance would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Companies, taken as a whole. The Company is not a party to or has any ongoing reporting obligations pursuant to or under any order by a Governmental Body or corporate integrity agreements, deferred or non-prosecution agreements, monitoring agreements, consent decrees, settlement orders, plans of correction or similar agreements with or imposed by any Governmental Body.

(b) All clinical or preclinical studies, tests or trials that have been or are being conducted by or on behalf of, or sponsored by, any of the Acquired Companies, or in which any of the Acquired Companies’ products or product candidates have participated, and which have been or will be submitted to the FDA or other Governmental Body in connection with applications for Governmental Authorizations, were and, if still pending, are being conducted in compliance in all material respects with all applicable Healthcare Laws. All material reports, documents, claims and notices required to be filed, maintained or furnished to any Governmental Body by any of the Acquired Companies have been so filed, maintained or furnished, and all such reports, documents, claims and notices, if any, were true, complete and correct on the date filed (or were corrected in or supplemented by a subsequent filing).

(c) None of the Acquired Companies nor, to the Knowledge of the Company, any director, officer, employee or agent of any of the Acquired Companies, has (i) made an untrue statement of a material fact or a fraudulent statement to the FDA or any other Governmental Body, (ii) failed to disclose a material fact required to be disclosed to the FDA or any other Governmental Body, or (iii) committed an act, made a statement, or failed to make a statement, in each such case, related to the business of any of the Acquired Companies that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for the FDA or any other Governmental Body to invoke any similar policy. None of the Acquired Companies nor, to the Knowledge of the Company, any director, officer, employee or agent of any of the Acquired Companies, has been debarred or convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. Section 335a(a) or any similar applicable Law or authorized by 21 U.S.C. Section 335a(b) or any similar applicable Law. No Legal Proceeding that would reasonably be expected to result in such a debarment is pending or, to the Knowledge of the Company, threatened against any of the Acquired Companies or to the Knowledge of the Company, any director, officer, employee or agent of any of the Acquired Companies. None of the Acquired Companies nor, to the Knowledge of the Company, any director, officer, employee or agent of any of the Acquired Companies, has been debarred, suspended or excluded from participation in any federal health care program or convicted of any crime or, to the Knowledge of the Company, engaged in any conduct for which such Person could be excluded from participating in any federal health care program under Section 1128 of the Social Security Act of 1935, as amended, or any similar Law or program, except as would not reasonably be expected to be material to the Acquired Companies, taken as a whole. No Legal Proceeding that would reasonably be expected to result in such an exclusion is pending or, to the Knowledge of the Company, threatened against any of the Acquired Companies or to the Knowledge of the Company, any director, officer, employee or agent of any of the Acquired Companies.

Section 2.25 Governmental Authorizations. Each Acquired Company has obtained and maintained all material Governmental Authorizations required for the conduct of such Acquired Company’s business as currently conducted, including any Governmental Authorizations required pursuant to any applicable Healthcare Laws, and all such Governmental Authorizations are in full force and effect, except where failures to possess or maintain the same, would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Companies, taken as a whole. Each of the Acquired Companies has fulfilled and performed all of its material obligations with respect to such Governmental Authorizations, and, to the Knowledge of the Company, no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other impairment of the rights of the holders of such Governmental Authorizations, except where such revocations, terminations or impairments would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Companies, taken as a whole.

Section 2.26 Real Property. None of the Acquired Companies owns any real property. The Company has made available to Parent and the Merger Subs: (a) an accurate and complete list of all real properties with respect to which any of the Acquired Companies directly or indirectly holds a valid leasehold interest as well as any other real estate that is in the possession of or leased by any of the Acquired Companies, and (b) copies of all leases (including any amendments thereto) under which any such real property is possessed (collectively, the “Company Real Estate Leases”), each of which is in full force and effect, with no existing material default thereunder. The applicable Acquired Company’s use and operation of each such leased property conforms to all applicable Laws in all material respects, and the applicable Acquired Company has exclusive possession of each such leased property and has not granted any occupancy rights to tenants or licensees with respect to such leased property. In addition, each such leased property is free and clear of all Encumbrances (other than Permitted Encumbrances).

Section 2.27 Ownership of Parent Common Stock. Neither the Company nor any of its Affiliates or associates is, nor at any time during the last three years has the Company or any of its Affiliates or associates been, an “interested stockholder” of Parent as defined in Section 203 of the DGCL.

Section 2.28 Opinion of Financial Advisor. The Company Board has received the opinion of the financial advisor set forth on Section 2.28 of the Company Disclosure Schedule to the effect that, as of the date of such opinion and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the Exchange Ratio to be received by the holders of Company Common Stock (other than Parent or any of its affiliates or any holders of the Excluded Shares) pursuant to the Mergers is fair, from a financial point of view, to such holders. The Company shall, promptly following the execution of this Agreement by all Parties, furnish a copy of such written opinion to Parent solely for informational purposes (it being agreed that none of Parent or the Merger Subs, nor any of their respective Affiliates or Representatives, shall have the right to rely on such opinion).

Section 2.29 Brokers. Except as set forth on Section 2.29 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Mergers or any of the other Contemplated Transactions based upon arrangements made by or on behalf of any Acquired Company.

Section 2.30 CFIUS. The Company does not have in place any arrangements that would permit, as a result of the Contemplated Transactions, any “foreign person” affiliated with the Company to obtain any of the following: (a) access to any “material nonpublic technical information” (as defined in 31 C.F.R. § 800.232) in the possession of the Parent Companies; (b) membership or observer rights on the Parent Board or equivalent governing body of Parent or the right to nominate an individual to a position on the Parent Board or equivalent governing body of Parent; (c) any involvement, other than through the voting of shares, in “substantive decisionmaking” (as defined in 31 C.F.R. § 800.245) of Parent regarding (i) the use, development, acquisition, safekeeping, or release of “sensitive personal data” (as defined in 31 C.F.R. § 800.241) of U.S. citizens maintained or collected by Parent, (ii) the use, development, acquisition, or release of “critical technologies” (as defined in 31 C.F.R. § 800.215), or (iii) the management, operation, manufacture, or supply of “covered investment critical infrastructure” (as defined in 31 C.F.R. § 800.212); or (d) “control” of any Parent Company (as defined in 31 C.F.R. § 800.208).

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

OF PARENT AND MERGER SUBS

Parent and the Merger Subs represent and warrant to the Company as follows (it being understood that each representation and warranty contained in this Article 3 is subject to (a) the exceptions and disclosures set forth in the Parent Disclosure Schedule and (b) any information set forth in the Parent SEC Documents filed on the SEC’s EDGAR database on or after January 1, 2021 and publicly available on the date of this Agreement (but (i) without giving effect to any amendment thereof filed with, or furnished to, the SEC on or after the date hereof, and (ii) excluding any disclosures contained under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature)):

Section 3.1 Organization and Good Standing; Subsidiaries.

(a) Each of Parent and the Merger Subs is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.

(b) Each of the Parent Companies (other than Parent and the Merger Subs) is a corporation or other business organization duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.

(c) Each of the Parent Companies is duly qualified to do business and in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(d) Each Subsidiary of Parent is listed in Section 3.1(d) of the Parent Disclosure Schedule. No Parent Company owns any capital stock of, or any equity interest of any nature in, any other Person, other the Subsidiaries of Parent listed in Section 3.1(d) of the Parent Disclosure Schedule.

(e) Parent has made available to the Company accurate and complete copies of the certificate of incorporation, bylaws, or equivalent governing documents of Parent and the Merger Subs, including all amendments thereto, in effect as of the date of this Agreement. None of Parent or the Merger Subs is in material breach or violation of its respective governing documents.

Section 3.2 Due Authorization; Agreement. Each of Parent and the Merger Subs has full right, power and authority to execute and deliver this Agreement and, subject to obtaining the Required Parent Stockholder Vote and the Required Merger Sub I Stockholder Vote, to perform its obligations hereunder and consummate the transactions contemplated hereby. All action required to be taken for the due and proper authorization, execution and delivery by each of Parent and the Merger Subs of this Agreement and, subject to obtaining the Required Parent Stockholder Vote and the Required Merger Sub I Stockholder Vote, the consummation by each of them of the Mergers and the other Contemplated Transactions has been duly and validly taken. This Agreement has been duly authorized, executed and delivered by Parent and the Merger Subs, and assuming the due authorization, execution and delivery by the Company, constitutes the legal, valid and binding obligation of Parent and the Merger Subs, enforceable against each of Parent and the Merger Subs in accordance with its terms, except, in each case, as enforcement may be limited by the Bankruptcy and Equity Exception.

Section 3.3 Capitalization.

(a) As of the Capitalization Date, the authorized capital stock of Parent consists of: (i) 300,000,000 shares of Parent Common Stock, of which 109,149,463 shares have been issued and are outstanding; and (ii) 10,000,000 shares of Preferred Stock, par value $0.0001 per share, of Parent (the “Parent Preferred Stock”), of which no shares have been issued or are outstanding. As of the Capitalization Date, Parent has authorized 20,162,064 shares of Parent Common Stock for issuance pursuant to the Parent Stock Incentive Plans, of which there are: (i) 10,789,298 shares of Parent Common Stock that are subject to outstanding options (the “Parent Options”), (ii) 2,055,963 shares of Parent Common Stock that are subject to outstanding restricted stock units (the “Parent RSUs”), (iii) no shares of Parent Common Stock that are subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code (“Parent Restricted Stock”), and (iv) 7,316,803 shares of Parent Common Stock that remain available for issuance pursuant to new awards thereunder. As of the Capitalization Date, 2,465,119 shares of Parent Common Stock are reserved for future issuance pursuant to the Parent ESPP. Since the Capitalization Date until the date of this Agreement, Parent has not issued any equity securities, except for shares of Parent Common Stock issued upon the exercise or settlement of equity awards described in this Section 3.3(a) or pursuant to the Parent ESPP. None of the Parent Companies (other than Parent) holds any shares of Parent Common Stock or any rights to acquire shares of Parent Common Stock. All the outstanding shares of Parent Common Stock (i) have been duly and validly authorized and issued and are fully paid and non-assessable, (ii) were issued in accordance with all applicable Laws and Contracts, and (iii) are not subject to any pre-emptive or similar rights that have not been duly waived or satisfied.

(b) Except as described in Section 3.3(a), there are no (i) outstanding rights (including pre-emptive rights that have not been duly waived or satisfied), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of Parent Common Stock, Parent Preferred Stock or other equity interest in Parent, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any Parent Common Stock, Parent Preferred Stock or other equity interest in Parent, any such convertible or exchangeable securities or any such rights, warrants or options or (ii) Contract under which Parent is or may become obligated to sell or otherwise issue any shares of Parent Common Stock, Parent Preferred Stock or capital stock or other equity interest (other than, in each case of clauses (i) and (ii), Parent’s sales agreement with Cowen and Company, LLC relating to Parent’s at-the-market equity offering program). None of the Parent Common Stock, the Parent Preferred Stock or capital stock or other equity interest in Parent is subject to any right of first refusal, right of first offer or other right in favor of Parent or any other Person, and there is no Contract relating to the voting or registration of, or restricting any Person from purchasing, selling or otherwise disposing of (or from granting any option or similar right with respect to) any shares of Parent Common Stock, Parent Preferred Stock or capital stock or other equity interest in Parent. Parent is not under any obligation, or bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Parent Common Stock, Parent Preferred Stock or capital stock or other equity interest, except for Parent’s right to repurchase or reacquire restricted shares of Parent Common Stock held by an employee of Parent upon termination of such employee’s employment.

(c) All the outstanding shares of capital stock or other equity interests of each Subsidiary of Parent have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by Parent, free and clear of any Encumbrance (other than restrictions under applicable securities laws). Except as described in Section 3.3(c) of the Parent Disclosure Schedule, there are no outstanding rights (including pre-emptive rights that have not been duly waived or satisfied), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in any Subsidiary of Parent, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock or other equity interest in any Subsidiary of Parent, any such convertible or exchangeable securities or any such rights, warrants or options.

(d) All Parent Options and awards of Parent RSUs have been granted and all shares of Parent Restricted Stock have been issued in accordance with applicable Law, the terms of the applicable Parent Stock Incentive

Plans, regulatory rules or requirements (including the applicable rules of the Nasdaq Global Select Market) and all requirements set forth in applicable award agreements. Each Parent Option, award of Parent RSUs and award of Parent Restricted Stock has been properly accounted for in accordance with GAAP in the financial statements (including the related notes) of Parent and disclosed in Parent’s filings with the SEC in accordance with the Exchange Act and all other applicable Laws. The exercise price of each Parent Option has never been less than the fair market value of the underlying shares of Parent Common Stock on the date of grant, as determined in accordance with Section  409A of the Code. No Parent Option has been retroactively granted nor the exercise price thereof determined retroactively.

Section 3.4 No Conflicts; No Consents Required.

(a) Subject to (i) obtaining the Required Parent Stockholder Vote; (ii) the filing of the First Certificate of Merger and the Second Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and the DLLCA, as applicable; (iii) (A) the filing with the SEC of the Joint Proxy Statement/Prospectus in definitive form, (B) the filing with the SEC, and declaration of effectiveness under the Securities Act, of the Form S-4 Registration Statement, and (C) the filing with the SEC of such reports and other filings under, and such other compliance with, the Exchange Act and the Securities Act, and the rules and regulations thereunder, as may be required in connection with this Agreement and the Contemplated Transactions; (iv) such filings with and approvals of Nasdaq as are required to permit the consummation of the Mergers and the listing of the shares of Parent Common Stock to be issued as the Merger Consideration; (v) such Consents, registrations, declarations, notices or filings as are required to be made or obtained under the securities or “blue sky” laws of various states in connection with the issuance of the shares of Parent Common Stock to be issued as the Merger Consideration; and (vi) the satisfaction of any requirements under the HSR Act or other applicable antitrust Laws in connection with the Contemplated Transactions, the execution, delivery and performance by Parent and the Merger Subs of this Agreement, the issuance of shares of Parent Common Stock to be issued as Merger Consideration and the consummation by Parent and the Merger Subs of the transactions contemplated by this Agreement do not and will not: (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any Encumbrance (other than Permitted Encumbrances) upon any property, right or asset of the Parent Companies pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Parent Companies is a party or by which any of the Parent Companies is bound or to which any property, right or asset of any of the Parent Companies is subject; (ii) result in any violation of the provisions of the certificate of incorporation or bylaws or similar organizational documents of any of the Parent Companies; or (iii) result in the violation of any Law or Order of any Governmental Body having jurisdiction over any of the Parent Companies, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default or Encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b) Except for (i) the filing of the First Certificate of Merger and the Second Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and the DLLCA, as applicable; (ii) (A) the filing with the SEC of the Joint Proxy Statement/Prospectus in definitive form, (B) the filing with the SEC, and declaration of effectiveness under the Securities Act of, the Form S-4 Registration Statement, and (C) the filing with the SEC of such reports and other filings under, and such other compliance with, the Exchange Act and the Securities Act, and the rules and regulations thereunder, as may be required in connection with this Agreement, and the Contemplated Transactions; (iii) such filings with and approvals of Nasdaq as are required to permit the consummation of the Mergers and the listing of the shares of Parent Common Stock to be issued as the Merger Consideration; (iv) such Consents, registrations, declarations, notices or filings as are required to be made or obtained under the securities or “blue sky” laws of various states in connection with the issuance of the shares of Parent Common Stock to be issued as the Merger Consideration; and (v) the satisfaction of any requirements under the HSR Act or other applicable antitrust Laws in connection with the Contemplated Transactions, none of the Parent Companies is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Governmental Body in connection with (x) the execution, delivery or performance of this

Agreement, or (y) the consummation of the Mergers, which, if not given or obtained, would reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.

Section 3.5 Inapplicability of Takeover Laws. Assuming the accuracy of the representation set forth in Section 2.27, (a) the Parent Board has taken and will take all actions necessary to ensure the restrictions applicable to business combinations contained in Section 203 of the DGCL are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Parent Voting Agreements and the Parent Lock-Up Agreements, and to the consummation of the Contemplated Transactions, and (b) no other state takeover statute or similar Law applies, or purports to apply, to the Mergers or this Agreement, the Parent Voting Agreements, the Parent Lock-Up Agreements or any of the Contemplated Transactions.

Section 3.6 Board Approval; Vote Required.

(a) The Parent Board has (i) approved this Agreement and the Contemplated Transactions, and (ii) resolved to recommend the approval of the issuance of the Parent Common Stock pursuant to this Agreement by Parent’s stockholders.

(b) The board of directors of Merger Sub I, by resolutions duly adopted, has (i) determined that the Contemplated Transactions, including the First Merger, are advisable and in the best interests of Merger Sub I and its sole stockholder, and (ii) approved and declared advisable this Agreement and the Contemplated Transactions.

(c) The managing member of Merger Sub II, by resolutions duly adopted, has (i) determined that the Contemplated Transactions, including the Second Merger, are advisable and in the best interests of Merger Sub II and the sole member, and (ii) approved and declared advisable this Agreement and the Contemplated Transactions.

(d) The only vote of Parent’s stockholders required to consummate the transactions contemplated hereby is the affirmative vote of the holders of a majority of the shares of Parent Common Stock present in person or by proxy and voted at the Parent Stockholders’ Meeting in favor of the approval of the issuance of the Parent Common Stock pursuant to this Agreement for the purpose of approving such issuance under Nasdaq Listing Rule 5635 (the “Required Parent Stockholder Vote”). The affirmative vote of the holders of a majority of the voting power of the shares of common stock of Merger Sub I in favor of the adoption of this Agreement (the “Required Merger Sub I Stockholder Vote”) is the only vote of the holders of any class or series of Merger Sub I’s capital stock necessary to adopt this Agreement or consummate the transactions contemplated hereby.

Section 3.7 Valid Issuance. The Parent Common Stock to be issued in the First Merger (including the Parent Common Stock to be issued pursuant to Section 1.11(b) and Section 1.11(c)) has been duly authorized and will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights or other liens (whether by virtue of the DGCL or otherwise) or any restriction on resale under the Securities Act, other than restrictions imposed by Rule 144 under the Securities Act.

Section 3.8 SEC Filings; Financial Statements.

(a) Parent has made available (or made available on the SEC website) to the Company accurate and complete copies of all registration statements, proxy statements, Parent Certifications and other statements, reports, schedules, forms and other documents filed by Parent with the SEC, including all amendments thereto, since January 1, 2021 (collectively, the “Parent SEC Documents”). All statements, reports, schedules, forms and other documents required to have been filed by Parent or its officers and directors with the SEC since January 1, 2021, have been so filed on a timely basis. None of Parent’s Subsidiaries is required to file any documents with the SEC. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Parent SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the certifications and statements relating to the Parent SEC Documents required by: (A) Rule 13a-14 or Rule 15d-14 under the Exchange Act; (B) Section 906 of the Sarbanes-Oxley Act; or (C) any other rule or regulation promulgated by the SEC or applicable to the Parent SEC Documents (collectively, the “Parent Certifications”) is accurate and complete, and complies as to form in all material respects with all applicable Law. As used in the introduction to this Article 3 and in this Section 3.8, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is filed, furnished, submitted, supplied or otherwise made available to the SEC or any member of its staff.

(b) The financial statements (including the related notes thereto) contained or incorporated by reference in any Parent SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) present fairly in all material respects the financial position of Parent and its consolidated Subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; and (iii) were prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby, except as permitted by the SEC on Form 10-Q under the Exchange Act and except in the case of unaudited interim financial statements, which are subject to normal year-end adjustments and do not contain certain footnotes as permitted by the applicable rules of the SEC. As of the date of this Agreement, other than as expressly disclosed in the Parent SEC Documents filed prior to the date hereof, there has been no material change in Parent’s accounting methods or principles that would be required to be disclosed in Parent’s financial statements in accordance with GAAP.

(c) As of the date of this Agreement, Parent is in compliance in all material respects with the applicable current listing and governance rules and regulations of Nasdaq.

Section 3.9 Disclosure Controls; Accounting Controls.

(a) The Parent Companies maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by Parent in reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure. The Parent Companies have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(b) The Parent Companies maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that are designed to comply with the applicable requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or Persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Parent Companies maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for material assets, individually or in the aggregate, is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Based on Parent’s most recent evaluation of its internal controls over financial reporting pursuant to Rule 13a-15(c) of the Exchange Act, there are no significant deficiencies or material weaknesses in Parent’s internal controls. Parent’s auditors and the Audit Committee of the Parent Board have been advised of: (x) all significant deficiencies and material weaknesses, if any, in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information; and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal controls over financial reporting.

Section 3.10 Absence of Changes. Except as set forth in Section 3.10 of the Parent Disclosure Schedule, between the date of Parent’s latest consolidated unaudited balance sheet included in the Parent SEC Documents (the “Parent Balance Sheet”) and the date of this Agreement, Parent has conducted its business in the ordinary course of business in all material respects (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto, including the Contemplated Transactions) and there has not been any (a) Parent Material Adverse Effect or (b) action, event or occurrence that would have required the consent of the Company pursuant to Section 4.3(b)(i), Section 4.3(b)(ii), Section 4.3(b)(iii), Section 4.3(b)(iv), Section 4.3(b)(v), Section 4.3(b)(vi) or, with respect to any of the foregoing sections, Section 4.3(b)(ix) had such action, event or occurrence taken place after the execution and delivery of this Agreement.

Section 3.11 Disclosure. None of the information to be supplied by or on behalf of Parent for inclusion or incorporation by reference in the Form S-4 Registration Statement will, at the time the Form S-4 Registration Statement is filed with the SEC or at the time it, or any amendment or supplement thereto, becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of Parent for inclusion or incorporation by reference in the Joint Proxy Statement/Prospectus will, at the time the Joint Proxy Statement/Prospectus is mailed to the stockholders of the Company or the stockholders of Parent or at the time of the Company Stockholders’ Meeting or the Parent Stockholders’ Meeting (or any adjournment or postponement thereof), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Form S-4 Registration Statement and the Joint Proxy Statement/Prospectus included therein will, at the time the Form S-4 Registration Statement is filed, at the time the Joint Proxy Statement/Prospectus is mailed to the stockholders of the Company or the stockholders of Parent, at the time of the Company Stockholders’ Meeting or the Parent Stockholders’ Meeting (or any adjournment or postponement thereof) and at the Effective Time, comply as to form in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated by the SEC thereunder, except that no representation or warranty is made by Parent with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of the Company for inclusion or incorporation by reference in the Form S-4 Registration Statement or the Joint Proxy Statement/Prospectus.

Section 3.12 Absence of Undisclosed Liabilities. As of the date of this Agreement, none of the Parent Companies has any liability, debt or obligation, individually or in the aggregate, of a type required to be recorded or reflected on Parent’s balance sheet or disclosed in the footnotes thereto under GAAP except for liabilities, debts or obligations: (a) disclosed, reflected or reserved against in the Parent Balance Sheet or disclosed in the notes thereto included in the Parent SEC Documents; (b) incurred in the ordinary course of business subsequent to the date of the Parent Balance Sheet; (c) for performance of obligations of any Parent Company under Contracts which have not resulted from a breach of such Contracts, breach of warranty, tort, infringement or violation of Law; (d) incurred in connection with the Contemplated Transactions; or (e) as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 3.13 Legal Proceedings; Orders. There are no Legal Proceedings pending or, to the Knowledge of Parent, threatened, against any of the Parent Companies or any current or former director, officer, employee, independent contractor or consultant of the Parent Companies (in their capacity as such), or to which any property of the Parent Companies is subject that, if determined adversely to any of the Parent Companies, would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. As of the date of this Agreement, there are no Legal Proceedings pending or, to the Knowledge of Parent, threatened, that challenge, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions. There is no Order to which any Parent Company, or any of the material assets or properties owned or used by the Parent Company, is subject.

Section 3.14 Title to Assets. The Parent Companies have good and marketable title in fee simple (in the case of real property) to, or have valid rights to lease or otherwise use, all items of real and tangible personal property that are material to the business of the Parent Companies, in each case free and clear of all Encumbrances, except those Encumbrances that (a) are Permitted Encumbrances, or (b) do not materially interfere with the use made and proposed to be made of such property by the Parent Companies.

Section 3.15 Intellectual Property.

(a) Section 3.15(a) of the Parent Disclosure Schedule contains a true, complete and accurate list of all Parent Registered IP, indicating for each item, as applicable, the record owner (and name of any other Person with an ownership interest in such item of Parent Registered IP and the nature of such interest), the registration or application number, status, the applicable filing jurisdiction and the date of filing or issuance (in each case, as of December 31, 2022). The Parent Registered IP is subsisting and, excluding any Parent Registered IP which is the subject of a pending application for registration or issuance, is, to the Knowledge of the Parent, valid and enforceable (assuming registration where required for enforcement). To the Knowledge of Parent, no interference, opposition, reissue, reexamination or other proceeding of any nature (other than ordinary course prosecution or examination proceedings at the applicable patent or trademark office) is pending or threatened, in which the scope, validity, enforceability, inventorship or ownership of any Parent Intellectual Property is being or has been contested or challenged.

(b) To the Knowledge of Parent, the Parent Intellectual Property constitutes all Intellectual Property necessary for the Parent Companies to conduct their respective businesses as currently conducted.

(c) Except as set forth on Section 3.15(c) of the Parent Disclosure Schedule, except as would not, individually or in the aggregate, reasonably be expected to constitute or result in a Parent Material Adverse Effect, Parent solely owns all right, title and interest to and in the Parent Registered IP included within the Parent Solely Owned Intellectual Property and jointly owns with one or more co-owners undivided interest in all right, title and interest to and in the Parent Registered IP included within the Parent Jointly Owned Intellectual Property, free and clear of any Encumbrances (other than Permitted Encumbrances).

(d) Except as set forth on Section 3.15(d) of the Parent Disclosure Schedule, no funding, facilities or personnel of any Governmental Body or educational institution were used, directly or indirectly, to develop or create, in whole or in part, any Parent Intellectual Property, and no Governmental Body or educational institution has any right to, or right to royalties for, or to impose any requirement on the manufacture or commercialization of any product incorporating, any Parent Intellectual Property.

(e) To the Knowledge of Parent, the operation of the business of the Parent Companies, and the manufacture, marketing, sale, offering for sale, importation, use or intended use or other disposal of any product as currently sold or under development by the Parent Companies does not infringe, misappropriate or otherwise violate, and has not infringed, misappropriated or otherwise violated, any third-party Intellectual Property and, to the Knowledge of Parent, no third party is infringing, misappropriating or otherwise violating, and no third party has infringed, misappropriated or otherwise violated any Parent Intellectual Property.

(f) To the Knowledge of Parent there is and has been no Legal Proceeding (excluding investigations unbeknownst to Parent) pending or threatened (including “cease and desist” letters or invitations to take a license) in writing against the Parent Companies (i) challenging the ownership, validity, registrability, patentability, scope or enforceability of any Parent Intellectual Property (excluding office actions and similar ex parte proceedings in connection with the prosecution of applications for the registration or issuance of any Parent Registered IP), or (ii) asserting that any Parent Company has infringed, misappropriated or otherwise violated any third-party Intellectual Property.

(g) Each Parent Company has taken commercially reasonable measures to protect and maintain (i) the confidentiality of all material proprietary information that such Parent Company holds as a trade secret, and (ii) its ownership of, or rights in, all Parent Intellectual Property. Without limiting the foregoing, to the Knowledge of Parent, none of the Parent Companies has made any of its trade secrets or other material confidential or proprietary information that it intended to maintain as confidential information available to any other Person, except pursuant to written agreements requiring such Person to maintain the confidentiality of such confidential information, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 3.16 Transactions with Affiliates. Except as set forth in the Parent SEC Documents filed prior to the date of this Agreement, during the period commencing on the date of Parent’s last proxy statement filed with the SEC through the date of this Agreement, no event has occurred that would be required to be reported by Parent pursuant to Item 404 of Regulation  S-K promulgated by the SEC.

Section 3.17 Compliance with Laws. The Parent Companies (a) are, and have been during the past three years, in compliance with all applicable Laws and Orders of any Governmental Body having jurisdiction over the Parent Companies, and (b) have not received written notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any applicable Law or Order, except, in each case of clause (a) and (b), for any such matter that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 3.18 Taxes.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, the Parent Companies have filed all Tax Returns required to be filed by them, all such Tax Returns are true, correct and complete in all material respects and all Taxes of the Parent Companies have been timely paid (whether or not shown on any Tax Return).

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, there is no current or pending Legal Proceeding concerning any Tax liability of any of the Parent Companies involving any Governmental Body, and none of the Parent Companies has received written notice of any threatened Legal Proceedings relating to any Taxes.

Section 3.19 Environmental Matters. (a) The Parent Companies (i) are, and have been during the past three years, in compliance with all applicable Environmental Laws; (ii) hold and are in compliance with all Governmental Authorizations required of them under any Environmental Laws to conduct their respective businesses; and (iii) have not received written notice of any actual or potential liability under, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of Hazardous Materials; (b) to the Knowledge of Parent, there are no costs or liabilities associated with Environmental Laws of or relating to the Parent Companies; and (c) to the Knowledge of Parent, no current or (during the time the prior property was leased or operated by the Parent Companies) prior property leased or operated by any of the Parent Companies has had a release of or an exposure to Hazardous Materials; except, in the case of each of clauses (a), (b) and (c), for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. There is no Legal Proceeding that is pending, or to the Knowledge of Parent, threatened, against any of the Parent Companies under any Environmental Laws in which a Governmental Body is also a party.

Section 3.20 Insurance. The Parent Companies have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in such amounts and insures against such losses and risks as Parent reasonably believes are adequate to protect the Parent Companies and their respective businesses. None of the Parent Companies has (a) received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance coverage, (b) received written notice from any insurer or agent of such insurer that the Parent Companies will not be able to renew its existing insurance coverage as and when such coverage expires, or (c) received written notice or other written communication regarding the refusal or denial of any coverage, reservation of rights or rejection of any claim, except, in the case of clause (c), for any such refusal or denial of coverage, reservation of rights or rejection of claim which would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 3.21 Employee Benefits and Labor Matters.

(a) No Parent Employee Plan is, and neither Parent nor any of its ERISA Affiliates (nor any predecessor thereof) sponsors, maintains or contributes to, or has in the past sponsored, maintained or contributed to, or has any liability or obligation, whether fixed or contingent, with respect to, any (i) pension plan subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any multiemployer plan, as defined in Section 3(37) of ERISA, (iii) plan maintained by more than one employer, as defined in Section 413(c) of the Code, or (iv) multiple employer welfare arrangement, within the meaning of Section 3(40) of ERISA. No liability under Title IV of ERISA has been or could reasonably be expected to be incurred by Parent.

(b) Parent and each of its Subsidiaries has performed in all material respects all obligations required to be performed by Parent or such Subsidiary under, is not in default or violation of, and Parent has no Knowledge of any default or violation by any other party to, any Parent Employee Plan. Each Parent Employee Plan has been established, funded, operated and maintained in accordance in all material respects with its terms and in compliance in all material respects with applicable Law, including ERISA and the Code. Each Parent Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter (or opinion letter, if applicable), and, to the Knowledge of Parent, there are no facts or circumstances that would be reasonably likely to adversely affect the qualified status of any such Parent Employee Plan. No events have occurred with respect to any Parent Employee Plan that could reasonably be expected to result in payment or assessment by or against Parent or any of its Subsidiaries of any excise Taxes under Sections 4972, 4975, 4976, 4977, 4979, 4980B, 4980D, 4980E or 5000 of the Code. With respect to each Parent Employee Plan, (i) no breaches of fiduciary duty or other failures to act or comply in connection with the administration or investment of the assets of a Parent Employee Plan has occurred, (ii) no nonexempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred, and (iii) neither Parent nor any of its Subsidiaries has made any filing under the Employee Plans Compliance Resolution System, the U.S. Department of Labor Delinquent Filer Program or any other voluntary correction program.

(c) Each Parent Employee Plan has been established and maintained, in form and operation, in all respects in material compliance with Section 409A of the Code. Any amounts paid or payable pursuant to each Parent Employee Plan subject to Section 409A of the Code is not includible in the gross income of a service provider (within the meaning of Section 409A of the Code) until received by the service provider and is not subject to interest or the additional Tax imposed by Section 409A of the Code.

(d) Each of Parent and its Subsidiaries is in compliance in all material respects with (i) the applicable requirements of Section 4980B of the Code and any similar state Law, (ii) the applicable requirements of HIPAA, and (iii) the Patient Protection and Affordable Care Act of 2010, as amended, including Sections 4980H, 6055 and 6056 of the Code and any similar state Laws. Neither Parent nor any of its Subsidiaries is or could be subject to an assessable payment under Section 4980H of the Code. No Parent Employee Plan is a voluntary employee benefit association under Section 501(a)(9) of the Code.

(e) All contributions and payments accrued under each Parent Employee Plan (including any Parent Employee Plan intended to be qualified under Section 401(a) of the Code) have been timely discharged and paid in full in all material respects on or prior to the date of this Agreement, or to the extent not yet due, properly reflected as a liability on the Parent Employee Plan in accordance with the terms of the Parent Employee Plan and all Applicable Laws and applicable accounting standards. There is no Legal Proceeding pending against or involving or, to the Knowledge of Parent, threatened in writing against or involving, any Parent Employee Plan (other than routine claims for benefits). Neither Parent nor any of its Subsidiaries (with respect to any Parent Employee Plan), and no Parent Employee Plan or any fiduciary or administrator thereof, is the subject of an audit or investigation by the IRS, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other Governmental Body, nor is any such audit or investigation pending or, to the Knowledge of Parent, threatened.

(f) No Parent Employee Plan which is maintained primarily for the benefit of a Parent Service Provider who regularly performed or performs services outside the United States (a “Parent Foreign Plan”) has unfunded liabilities that will not be offset by insurance or that are not fully accrued on the Parent Balance Sheet. Each Parent Foreign Plan required or intended to be registered, qualified or approved under applicable Laws has in fact been registered, qualified or approved, as the case may be, under applicable Laws and has been maintained in good standing with applicable regulatory authorities in all material respects.

(g) No Legal Proceeding with employees of Parent or any of its Subsidiaries exists, is threatened in writing, or, to the Knowledge of Parent, is contemplated or threatened orally, and to the Knowledge of Parent, Parent is not aware of any existing or imminent Legal Proceeding with the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, except as would not reasonably be expected to have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries is a party to any collective bargaining agreement.

(h) There has not been during the past three years, nor are there currently, (i) any pending, threatened in writing, or, to the Knowledge of Parent, threatened orally Legal Proceedings or any formal internal investigations conducted by any Parent Company or any of their respective governing bodies or any committee thereof (or any Person at the request of any of the foregoing) concerning any financial, accounting, Tax, conflict of interest, illegal activity, fraudulent or deceptive conduct, whistleblowing or other misfeasance or malfeasance issues with respect to any Parent Service Provider, or (ii) there been any settlements or similar out-of-court or pre-litigation arrangement relating to any such matters.

Section 3.22 Cybersecurity; Data Protection. Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect: (a) the information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases owned or used by any Parent Company (collectively, “Parent IT Systems”), to the Knowledge of Parent, are adequate for, and operate and perform as required in connection with the operation of the business of the Parent Companies as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants; (b) the Parent Companies have implemented and maintained commercially reasonable controls, policies, procedures and safeguards designed to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all Parent IT Systems and data (including all personal, personally identifiable, sensitive or confidential data (“Parent Personal Data”)) collected, used, stored or processed in connection with their businesses, and, to the Knowledge of Parent, during the past three years there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person or entity, nor any incidents under internal review or investigations relating to the same; and (c) the Parent Companies are presently in compliance with all applicable Laws and Orders, as well as applicable internal policies and contractual obligations of the Parent Companies, relating to the privacy and security of Parent IT Systems and Parent Personal Data, and to the protection of such Parent IT Systems and Parent Personal Data from unauthorized use, access, misappropriation or modification.

Section 3.23 No Unlawful Payments. In the past five years, none of the Parent Companies, nor any director, officer or employee of any of the Parent Companies nor, to the Knowledge of Parent, any agent, affiliate or other Person acting on behalf of the Parent Companies, in each case in their capacity as such, has (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (b) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (c) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable Law implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption Law; or (d) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any unlawful rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Parent Companies have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures reasonably designed to promote and achieve compliance with all applicable anti-bribery and anti-corruption Laws.

Section 3.24 Healthcare Regulatory Matters.

(a) Each Parent Company and, to the Knowledge of Parent, their respective directors, officers, employees and agents are, and at all times within the last three years have been, in compliance with all applicable Healthcare Laws, except where such non-compliance would not, individually or in the aggregate, reasonably be expected to be material to the Parent Companies, taken as a whole. In the past three years, no Parent Company has received any written notification, correspondence or any other communication from the FDA or any other Governmental Body asserting non-compliance by, or liability of, any Parent Company under any applicable Healthcare Laws, except where such non-compliance would not, individually or in the aggregate, reasonably be expected to be material to the Parent Companies, taken as a whole. No Parent Company is a party to nor has any ongoing reporting obligations pursuant to or under any Order by a Governmental Body or corporate integrity agreements, deferred or non-prosecution agreements, monitoring agreements, consent decrees, settlement orders, plans of correction or similar agreements with or imposed by any Governmental Body.

(b) All clinical or preclinical studies, tests or trials that have been or are being conducted by or on behalf of, or sponsored by, any Parent Company, or in which any Parent Company’s products or product candidates have participated, and which have been or will be submitted to the FDA or other Governmental Body in connection with applications for Governmental Authorizations, were and, if still pending, are being conducted in compliance in all material respects with all applicable Healthcare Laws. No investigational new drug application filed with or submitted to the FDA or comparable application submitted to any other Governmental Body by or on behalf of any Parent Company has been terminated or suspended, and neither the FDA nor any applicable Governmental Body or institutional review board has commenced, or to the Knowledge of Parent, threatened to initiate, any action to place a clinical hold order on, or otherwise terminate or suspend, any proposed or ongoing clinical investigation conducted or proposed to be conducted by or on behalf of any Parent Company.

(c) No Parent Company, nor, to the Knowledge of Parent, any director, officer, employee or agent of any of the Parent Companies, has (i) made an untrue statement of a material fact or a fraudulent statement to the FDA or any other Governmental Body, (ii) failed to disclose a material fact required to be disclosed to the FDA or any other Governmental Body, or (iii) committed an act, made a statement, or failed to make a statement, in each such case, related to the business of any of the Parent Companies that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for the FDA or any other Governmental Body to invoke any similar policy. None of the Parent Companies, nor, to the Knowledge of Parent, any director, officer, employee or agent of any of the Parent

Companies, has been debarred or convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. Section 335a(a) or any similar applicable Law or authorized by 21 U.S.C. Section 335a(b) or any similar applicable Law. No Legal Proceeding that would reasonably be expected to result in such a debarment is pending or, to the Knowledge of Parent, threatened against any of the Parent Companies or to the Knowledge of Parent, any director, officer, employee or agent of any of the Parent Companies. None of the Parent Companies nor, to the Knowledge of Parent, any director, officer, employee or agent of any of the Parent Companies, has been debarred, suspended or excluded from participation in any federal health care program or convicted of any crime or, to the Knowledge of Parent, engaged in any conduct for which such Person could be excluded from participating in any federal health care program under Section 1128 of the Social Security Act of 1935, as amended, or any similar Law or program, except as would not reasonably be expected to be material to the Parent Companies, taken as a whole. No Legal Proceeding that would reasonably be expected to result in such an exclusion is pending or, to the Knowledge of Parent, threatened against any of the Parent Companies or to the Knowledge of Parent, any director, officer, employee or agent of any of the Parent Companies.

Section 3.25 Governmental Authorizations. Each Parent Company has obtained and maintained all Governmental Authorizations required for the conduct of such Parent Company’s business as currently conducted, including any Governmental Authorizations required pursuant to any applicable Healthcare Laws, and all of such Governmental Authorizations are in full force and effect, except where failures to possess or maintain the same, would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Each Parent Company has fulfilled and performed all of its material obligations with respect to such Governmental Authorizations, and, to the Knowledge of Parent, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other impairment of the rights of the holders of such Governmental Authorizations, except where such revocations, terminations or impairments would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 3.26 Merger Subs. Each of the Merger Subs was formed solely for the purpose of engaging in the applicable Merger and neither of the Merger Subs has engaged in any business activities or conducted any operations other than in connection with the Contemplated Transactions. The authorized capital stock of Merger Sub I consists of 100 shares of common stock, par value $0.0001 per share, all of which have been validly issued, are fully paid and nonassessable and are owned directly by Parent, free and clear of any Encumbrances (other than restrictions under applicable securities Laws). The limited liability company interests of Merger Sub II consist of one class of common interests, all of which have been validly issued, are fully paid and nonassessable and are owned directly or indirectly by Parent, free and clear of any Encumbrances (other than restrictions under applicable securities Laws). Merger Sub II is disregarded as separate from Parent for U.S. federal income Tax purposes.

Section 3.27 Ownership of Company Common Stock. Neither Parent nor any of its Affiliates or associates is, nor at any time during the last three years has Parent or any of its Affiliates or associates been, an “interested stockholder” of the Company as defined in Section 203 of the DGCL.

Section 3.28 Brokers. Except for Guggenheim Securities, LLC, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Mergers or any of the other Contemplated Transactions based upon arrangements made by or on behalf of any Parent Company.

Section 3.29 CFIUS. Neither Parent nor any of the Parent Companies is a “foreign person” as defined in 31 C.F.R. § 800.224. Parent does not have in place arrangements that would permit, as a result of the Contemplated Transactions, any “foreign person” affiliated with Parent to obtain through Parent any of the following: (a) access to any “material nonpublic technical information” (as defined in 31 C.F.R. § 800.232) in the possession of the Acquired Companies; (b) membership or observer rights on the Board or equivalent governing body of any of the Acquired Companies or the right to nominate an individual to a position on any such Board or equivalent governing body; (c) any involvement, other than through the voting of shares, in “substantive decisionmaking” (as defined in 31 C.F.R. § 800.245) of the Acquired Companies regarding (i) the use, development, acquisition, safekeeping, or release of “sensitive personal data” (as defined in 31 C.F.R. § 800.241) of U.S. citizens maintained or collected by the Acquired Companies, (ii) the use, development, acquisition, or release of “critical technologies” (as defined in 31 C.F.R. § 800.215), or (iii) the management, operation, manufacture, or supply of “covered investment critical infrastructure” (as defined in 31 C.F.R. § 800.212); or (d) “control” of any Acquired Company (as defined in 31 C.F.R. § 800.208).

ARTICLE 4

CERTAIN PRE-CLOSING COVENANTS OF THE PARTIES

Section 4.1 Access and Investigation.

(a) During the period commencing on the date of this Agreement and ending as of the earlier of the termination of this Agreement or the Effective Time (the “Pre-Closing Period”), subject to applicable Law, upon reasonable notice, the Parties shall, and shall cause each of their Subsidiaries to: (a) provide the Representatives of the other with reasonable access during normal business hours to its Representatives and assets and to all existing books, records, Tax Returns, work papers, Contracts and other documents and information relating to such party or any of its Subsidiaries, in each case as reasonably requested by the other Party; and (b) provide the Representatives of the other Party with such copies of the existing books, records, Tax Returns, work papers, Contracts and other documents and information relating to such Party and its Subsidiaries, as reasonably requested by the other Party. During the Pre-Closing Period, the Company shall, and shall cause its Representatives to, cause its chief financial officer and other officers responsible for the Company’s financial statements and internal controls to meet, upon reasonable notice and during normal business hours, with the chief financial officer and other officers responsible for Parent’s financial statements and internal controls to discuss such matters as Parent may reasonably deem necessary or appropriate in order to enable Parent to comply following the Closing with the Sarbanes-Oxley Act and the rules and regulations relating thereto.

(b) Nothing herein shall require either Party to disclose any information pursuant to this Section 4.1 to the extent that (i) in the reasonable good faith judgment of such Party, disclosure would contravene any applicable Law, (ii) in the reasonable good faith judgment of the Party, the information is subject to confidentiality obligations to a third party pursuant to a binding agreement entered into prior to the date of this Agreement or (iii) disclosure of any such information or document would result in the loss of attorney-client privilege; provided, that with respect to clauses (i) through (iii), such Party shall use its commercially reasonable efforts to (1) obtain the required consent of any such third party to provide such inspection or disclosure, (2) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to the other Party and (3) in the case of clauses (i) and (iii), implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, redaction or entry into a customary joint defense agreement with respect to any information to be so provided, if the Parties determine that doing so would reasonably permit the disclosure of such information without violating applicable Law or jeopardizing such privilege. All information exchanged pursuant to this Section 4.1 shall be subject to the Confidentiality Agreement.

Section 4.2 Operation of the Business of the Company.

(a) During the Pre-Closing Period, except (w) as set forth in Section 4.2(a) of the Company Disclosure Schedule, (x) as otherwise expressly contemplated by this Agreement (for the avoidance of doubt, excluding Section 5.8(a)), (y) as required by applicable Law or (z) as Parent shall otherwise consent in writing: (i) the Company shall use reasonable best efforts to ensure that each Acquired Company conducts its business and operations in accordance with the Company Budget; and (ii) the Company shall use commercially reasonable efforts to ensure that the Acquired Companies terminate and conduct an orderly wind-down of the Acquired Companies’ programs set forth in Section 4.2(a)(ii) of the Company Disclosure Schedule; provided, that the Acquired Companies shall not be required to take any action or inaction that would constitute a breach of the Company’s obligations under this Agreement (including Section 4.2(a)(i) or Section 4.2(b)), so long as, in each such instance, the Company has provided written notice to Parent of such conflict and a reasonable opportunity for Parent to consult with the Company and, if practicable, resolve such conflict.

(b) In addition, without limiting the generality of the foregoing, during the Pre-Closing Period, except (w) as set forth in Section 4.2(b) of the Company Disclosure Schedule, (x) as otherwise expressly contemplated by this Agreement, (y) as required by applicable Law or (z) as Parent shall otherwise consent in writing (with respect to clauses (vii), (viii), (ix), (x), (xv) and (xvii), such consent not to be unreasonably withheld, conditioned or delayed), the Company shall not, and the Company shall ensure each of its Subsidiaries does not and shall not permit any of its Subsidiaries to:

(i) (A) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock or other securities of the Acquired Companies (other than dividends or distributions by a wholly owned Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company), or (B) repurchase, redeem or otherwise reacquire any shares of capital stock or other securities of the Acquired Companies, other than (x) repurchases from terminated employees, directors or consultants of the Acquired Companies, or (y) in connection with the payment of the exercise price and/or withholding Taxes incurred upon the exercise, settlement or vesting of any award granted under a Company Stock Incentive Plan in accordance with the terms of such award in effect on the date of this Agreement;

(ii) sell, issue, grant, pledge or otherwise dispose of or encumber, or authorize or agree to the sale, issuance, grant, pledge or other disposition or encumbrance of: (A) any capital stock or other security (other than the issuance of Company Common Stock upon the valid exercise of Company Options or Company Warrants or the vesting of Company RSUs, in each case, to the extent outstanding as of the date of this Agreement); (B) any option, call, warrant or right to acquire any capital stock or other security; or (C) any instrument convertible into or exchangeable for any capital stock or other security;

(iii) other than as required pursuant to the terms of a Company Employee Plan as in effect on the date of this Agreement or, solely with respect to the Company Earn-Out, as expressly permitted by Section 5.17(a), amend or waive any of its rights under, or accelerate the vesting of Company Equity Awards granted under, any provision of any of the Company Stock Incentive Plans, any Company Warrants, any provision of any Contract evidencing any outstanding Company Equity Award or Company Warrant, the Company DeSPAC Merger Agreement or any Contract ancillary thereto in respect of the Company Earn-Out, or otherwise modify any of the terms of any Company Equity Award, any Company Warrant, the Company Earn-Out or any other option, call, warrant or right to acquire any capital stock or other security, any instrument convertible or exchangeable for any capital stock or other security, or any related Contract;

(iv) amend or permit the adoption of any amendment to the certificate of incorporation or bylaws or other charter or organizational documents of any Acquired Company;

(v) form any Subsidiary, acquire any equity interest or other interest in any other Person (other than marketable securities purchased in the ordinary course in accordance with the Investment Policy Guidelines set forth on Section 2.1(d) of the Company Disclosure Schedule), or enter into a joint venture or similar arrangement with any other Person;

(vi) effect or be a party to any acquisition, merger, consolidation, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction (other than the Contemplated Transactions);

(vii) except for any action (x) taken in accordance with the Company Budget (including the 10% “cushion” described therein) or (y) expressly required by and taken in accordance with the terms of this

Agreement, (A) make any expenditures (including capital expenditures), (B) permit, agree to or consent to the incurrence of any liability that would be material to the Acquired Companies, taken as a whole, or (C) discharge or satisfy any monetary liabilities;

(viii) (A) enter into or become bound by any Contract that would have been a Company Material Contract if entered into on or prior to the date of this Agreement, other than as expressly permitted by Section 5.17(a), or (B) amend, voluntarily terminate or waive any material right or remedy under any Company Material Contract, other than (1) a termination upon the expiration of any such Company Material Contract in accordance with its terms or (2) a termination of any such Company Material Contract pursuant to which the Acquired Companies (x) incur monetary liabilities in accordance with the Company Budget and (y) incur no material non-monetary obligations;

(ix) except as provided for in the Company Budget, acquire, lease or license any right or asset (or group of related rights or assets) from any other Person;

(x) (A) except as provided for in the Company Budget, sell, transfer, lease, convey or dispose of any assets, properties or business (or group of related assets, properties or businesses) of the Acquired Companies (including Company Intellectual Property and Company Software); and (B) except (x) as provided for in the Company Budget or (y) otherwise consistent with the winding down of the Acquired Companies’ programs described in Section 4.2(a)(ii) of the Company Disclosure Schedule, abandon, cancel, fail to maintain, let lapse or surrender any assets, properties or business (or group of related assets, properties or businesses) of the Acquired Companies (including Company Intellectual Property and Company Software);

(xi) except as provided for in the Company Budget, make any pledge of any of its rights or assets (or group of related rights or assets), or permit any of its rights or assets (or group of related rights or assets) to become subject to any Encumbrances (other than Permitted Encumbrances);

(xii) (A) lend money to any Person (other the advancement of expenses to employees and directors for routine travel and business expense made in the ordinary course of business consistent with past practice), or (B) incur or guarantee any indebtedness for borrowed money, including any such indebtedness of others;

(xiii) other than as required pursuant to the terms of a Company Employee Plan as in effect on the date of this Agreement: (A) adopt, terminate, establish or enter into any Company Employee Plan or any plan, program, policy, agreement or arrangement that would be a Company Employee Plan if it was in effect on the date of this Agreement, (B) cause or permit any Company Employee Plan to be amended or modified in a manner that would, individually or in the aggregate, materially increase costs, obligations or liabilities for the Company or Parent, or accelerate the vesting of any compensation for the benefit of any current or former director, officer, employee or consultant, (C) increase the amount of the wages, salary, commissions, bonus compensation or other compensation or benefit payable to any of its current or former directors, officers, employees or consultants, (D) pay any bonus or make any profit-sharing or similar payment to, or enter into or amend any employment severance, retention or change-of-control or termination agreement with any current or former director, officer, employee or consultant (or make any related or similar payments), or (E) hire, terminate (other than for cause or as otherwise contemplated by the Company Budget) or change the employment status or title of, or promote, any officer or employee (other than any hire, change of employment title or promotion of an employee to fill a vacancy resulting from the resignation, without good reason, of an officer or key employee of the Acquired Companies);

(xiv) recognize any labor union or labor organization;

(xv) materially change any of its methods of accounting or accounting practices in any respect, except insofar as may be required by GAAP or regulatory guidelines;

(xvi) make, change or revoke any income or other material Tax election, fail to pay any income or other material Tax as such Tax becomes due and payable, file any amendment making any material change to any Tax Return, settle or compromise any income or other material Tax liability or submit any voluntary disclosure application, request or consent to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material Taxes, or adopt or change any material accounting method in respect of Taxes;

(xvii) subject to Section 5.15 with respect to securityholder litigation, commence, initiate, settle or compromise any Legal Proceeding or other material claim against the Acquired Companies; or

(xviii) agree, resolve or commit to do any of the foregoing.

(c) During the Pre-Closing Period, the Company shall promptly notify Parent in writing of any event, condition, fact or circumstance that would reasonably be expected to make the timely satisfaction of any of the conditions set forth in Section 6.1 or Section 6.2 impossible or unlikely, or that has had or would reasonably be expected to have or result in a Company Material Adverse Effect. Without limiting the generality of the foregoing, the Company shall notify Parent in writing of: (i) any claim asserted or Legal Proceeding commenced, or, to the Knowledge of the Company, threatened, against, relating to, involving or otherwise affecting any of the Contemplated Transactions; (ii) any Knowledge of any notice from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or any of the other Contemplated Transactions; and (iii) any other material Legal Proceeding or material claim threatened, commenced or asserted against or with respect to the Acquired Companies. No notification given to Parent pursuant to this Section 4.2(c) shall limit or otherwise affect any of the representations, warranties, covenants or obligations of the Company contained in this Agreement.

Section 4.3 Operation of the Business of Parent.

(a) During the Pre-Closing Period, except (w) as set forth in Section 4.3(a) of the Parent Disclosure Schedule, (x) as otherwise expressly contemplated by this Agreement, (y) as required by applicable Law or (z) as the Company shall otherwise consent in writing, Parent shall ensure each Parent Company uses commercially reasonable efforts to conduct its business and operations in the ordinary course of business in all material respects.

(b) In addition, without limiting the generality of the foregoing, during the Pre-Closing Period, except (w) as set forth in Section 4.3(b) of the Parent Disclosure Schedule, (x) as otherwise expressly contemplated by this Agreement, (y) as required by applicable Law or (z) as the Company shall otherwise consent in writing (with respect to clause (v), such consent not to be unreasonably withheld, conditioned or delayed), Parent shall not, and Parent shall ensure each of its Subsidiaries does not and shall not permit any of its Subsidiaries to:

(i) (A) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock or other securities of Parent, or (B) repurchase, redeem or otherwise reacquire any shares of capital stock or other securities of Parent, other than repurchases from terminated employees, directors or consultants of the Parent Companies or in connection with the payment of the exercise price and/or withholding Taxes incurred upon the exercise, settlement or vesting of any award granted under a Parent Stock Incentive Plan in accordance with the terms of such award in effect on the date of this Agreement;

(ii) sell, issue, grant, pledge or otherwise dispose of or encumber, or authorize or agree to the sale, issuance, grant, pledge or other disposition or encumbrance of: (A) any capital stock or other security of Parent (other than (1) the issuance of Parent Common Stock upon the valid exercise of Parent Options or the vesting of Parent RSUs, in each case, to the extent outstanding as of the date of this Agreement or granted after the date of this Agreement in accordance with this Section 4.3(b)(ii), (2) the issuance of Parent Common Stock under the Parent ESPP, and (3) the sale and issuance of shares of Parent Common Stock under Parent’s at-the-market equity offering program conducted under the sales agreement between Parent and Cowen and Company, LLC from time to time of up to $50,000,000, in the aggregate; provided, that no such sale or issuance shall occur during the period that the Parent Reference Price is being determined);

(B) any option, call, warrant or right to acquire any capital stock or other security of Parent; or (C) any instrument convertible into or exchangeable for any capital stock or other security of Parent, in each case of clauses (B) and (C), except for the grant of equity awards in the ordinary course of business consistent with past practice under the Parent Stock Incentive Plan and the grant of purchase rights under the Parent ESPP in the ordinary course of business consistent with past practice;

(iii) amend or permit the adoption of any amendment to the certificate of incorporation or bylaws of Parent;

(iv) effect or be a party to any acquisition, merger, consolidation, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction (other than the Contemplated Transactions);

(v) (A) lend money to any Person (other the advancement of expenses to employees and directors for routine travel and business expense made in the ordinary course of business consistent with past practice), or (B) incur or guarantee any indebtedness for borrowed money, including any such indebtedness of others;

(vi) effect any acquisition, disposition, merger, consolidation, share exchange, business combination or other similar transaction that would reasonably be expected to prevent or materially impair or materially delay effectiveness of the Form S-4 Registration Statement under the Securities Act;

(vii) materially change any of its methods of accounting or accounting practices in any respect, except insofar as may be required by GAAP or regulatory guidelines;

(viii) sell, transfer, lease, abandon, cancel, fail to maintain, let lapse or convey, surrender or dispose of any assets, properties or business (or group of related assets, properties or businesses) of the Parent Companies that are material to the Parent Companies, taken as a whole (including any material Parent Intellectual Property); or

(ix) agree, resolve or commit to do any of the foregoing.

(c) During the Pre-Closing Period, Parent shall promptly notify the Company in writing of any event, condition, fact or circumstance that would reasonably be expected to make the timely satisfaction of any of the conditions set forth in Section 6.1 or Section 6.3 impossible or unlikely, or that has had or would reasonably be expected to have or result in a Parent Material Adverse Effect. Without limiting the generality of the foregoing, Parent shall notify the Company in writing of: (i) any claim asserted or Legal Proceeding commenced, or, to the Knowledge of Parent, threatened, against, relating to, involving or otherwise affecting any of the Contemplated Transactions; or (ii) any Knowledge of any notice from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or any of the other Contemplated Transactions. No notification given to the Company pursuant to this Section 4.3(c) shall limit or otherwise affect any of the representations, warranties, covenants or obligations of Parent or the Merger Subs contained in this Agreement.

Section 4.4 Calculation of Outstanding Company Shares. Promptly following the determination of the Parent Reference Price (and in any event on the sixth Business Day prior to the Scheduled Company Stockholders’ Meeting Date), the Company shall deliver to Parent a schedule (the “Outstanding Company Share Schedule”) setting forth, in reasonable detail, the Company’s good faith best estimate of (a) the Outstanding Company Shares (setting forth in reasonable detail each component thereof) and (b) (i) the outstanding Company Options, and the number of shares of Company Common Stock subject to and the per share exercise price of such Company Options, (ii) the number of shares of Company Common Stock constituting Company Restricted Stock, (iii) the outstanding Company RSUs, and the number of shares of Company Common Stock subject to such Company RSUs, (iv) the number of outstanding Company Warrants, and the number of shares of Company Common Stock subject to any such Company Warrants, and (v) the number of shares of Company Common Stock subject to the Company Earn-Out, if any (including the number of shares of Company Common Stock constituting Waived Earn-Out Shares) (the “Outstanding Company Share Calculation”), in each case of clauses (a) and (b), as of immediately prior to the Effective Time on the Anticipated Closing Date, including reasonable supporting detail to evidence the calculations of the amounts contained therein. An executive officer of the Company shall certify, on behalf of the Company, that the Outstanding Company Share Calculation was prepared in good faith based upon the Company’s books and records and a reasonable best estimate of any changes to the Outstanding Company Shares and the additional share numbers contemplated by clause (b), in each case, prior to Closing. Parent shall have the opportunity to review and comment on the Outstanding Company Share Schedule, and the Company shall in good faith consider any reasonable comments made by Parent. The Company shall make available to Parent and its Representatives any supporting materials or information used in preparing the Outstanding Company Share Schedule, as reasonably requested by Parent. For purposes of this Agreement, the “Anticipated Closing Date” shall be the anticipated date for the Closing, as mutually agreed upon by Parent and the Company prior to the date on which the Outstanding Company Share Schedule is to be delivered.

ARTICLE 5

ADDITIONAL COVENANTS OF THE PARTIES

Section 5.1 Registration Statement; Joint Proxy Statement/Prospectus.

(a) Parent and the Company shall jointly prepare, and Parent shall cause to be filed with the SEC, the Form S-4 Registration Statement, in which the Joint Proxy Statement/Prospectus will be included as a prospectus, as promptly as practicable after the date of this Agreement (it being agreed that each Party will use its reasonable best efforts to file the Form S-4 Registration Statement within 45 days following the date of this Agreement). Each of Parent and the Company shall cause the Form S-4 Registration Statement and the Joint Proxy Statement/Prospectus to comply with the applicable rules and regulations promulgated by the SEC. Parent shall use commercially reasonable efforts to have the Form S-4 Registration Statement become effective under the Securities Act as promptly as practicable after it is filed with the SEC, and keep the Form S-4 Registration Statement effective through the Closing in order to permit the consummation of the Mergers. As promptly as practicable after the Form S-4 Registration Statement is declared effective under the Securities Act, (i) the Company shall cause the Joint Proxy Statement/Prospectus to be filed with the SEC and mailed to the Company’s stockholders, and (ii) Parent shall cause the Joint Proxy Statement/Prospectus to be mailed to Parent’s stockholders. Each of Parent and the Company shall promptly furnish the other Party all information concerning such Party, its Subsidiaries and stockholders that may be required or reasonably requested in connection with any action contemplated by this Section 5.1. If, prior to the receipt of the Required Company Stockholder Vote or the Required Parent Stockholder Vote, either Parent or the Company becomes aware of any information that should be disclosed in an amendment or supplement to the Form S-4 Registration Statement or the Joint Proxy Statement/Prospectus so that either such document would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then such Party: (A) shall promptly inform the other Party thereof; (B) shall provide the other Party (and its counsel) with a reasonable opportunity to review and comment on any amendment or supplement to the Form S-4 Registration Statement or the Joint Proxy Statement/Prospectus prior to it being filed with the SEC; (C) shall provide the other Party with a copy of such amendment or supplement promptly after it is filed with the SEC; and (D) shall cooperate, if appropriate, in mailing such amendment or supplement to the stockholders of the Company and/or Parent, as applicable.

(b) No filing of, or amendment or supplement to, the Form S-4 Registration Statement will be made by Parent, and no filing of, or amendment or supplement to, the Joint Proxy Statement/Prospectus will be made by the Company or Parent, in each case without providing the other Party a reasonable opportunity to review and comment thereon (other than, in each case, any filing, amendment or supplement in connection with a Company Change in Recommendation or a Parent Change in Recommendation, as applicable), and each Party shall consider in good faith all comments reasonably proposed by the other Party. Each of the Company and Parent shall promptly provide the other with copies of all such filings, amendments or supplements to the extent not publicly available. Each of the Company and Parent shall reasonably assist and cooperate with the other in the preparation of the Form S-4 Registration Statement or Joint Proxy Statement/Prospectus, as applicable, and the resolution of any comments to either received from the SEC. The Parties shall notify each other promptly of the receipt of any comments from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Form S-4 Registration Statement or the Joint Proxy Statement/Prospectus, or for additional information, and shall supply each other with copies of (i) all correspondence between it or any of its Representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand, with respect to the Form S-4 Registration Statement, Joint Proxy Statement/Prospectus or the Mergers, and (ii) all Orders of the SEC relating to the Form S-4 Registration Statement. No response to any comments from the SEC or the staff of the SEC relating to the Joint Proxy Statement/Prospectus will be made by either Party without providing the other a reasonable opportunity to review and comment thereon unless pursuant to a telephone call initiated by the SEC or the staff of the SEC, and each Party shall consider in good faith all comments reasonably proposed by the other Party.

(c) Prior to the Effective Time, Parent shall use commercially reasonable efforts to obtain all regulatory approvals needed to ensure the Parent Common Stock to be issued as the Merger Consideration will (to the extent required) be registered or qualified or exempt from registration or qualification under the securities law of every state of the United States in which any registered holder of Company Common Stock has an address of record on the record date for determining the stockholders entitled to notice of and to vote at the Company Stockholders’ Meeting; provided, however, that Parent shall not be required: (i) to qualify to do business as a foreign corporation in any jurisdiction in which it is not now qualified; or (ii) to file a general consent to service of process in any jurisdiction.

Section 5.2 Stockholders’ Meetings.

(a) Company Stockholders’ Meeting. The Company: (i) shall take all action necessary under all applicable Law to call, give notice of and hold a meeting of the holders of Company Common Stock to vote on a proposal to adopt this Agreement and to vote, on an advisory basis, on a proposal to approve the compensation that may be payable to the Company’s named executive officers in connection with the Mergers (a “say-on-golden parachute compensation” vote) as required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder (the “Company Stockholders’ Meeting”); and (ii) shall submit such proposals to such holders at the Company Stockholders’ Meeting and shall not submit any other proposals to such holders in connection with the Company’s Stockholders’ Meeting (other than a customary adjournment proposal) without the prior written consent of Parent. The Company, in consultation with Parent, shall set a record date for Persons entitled to notice of, and to vote at, the Company Stockholders’ Meeting, and shall not change such record date without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed). The Company shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act on a date selected by the Company in consultation with Parent to enable such record date to be set. Subject to the rights to postpone or adjourn the Company Stockholders’ Meeting set forth below, the Company Stockholders’ Meeting shall be held on a date selected by the Company in consultation with Parent as promptly as practicable after the Form S-4 Registration Statement is declared effective under the Securities Act, and in any event within 40 days thereafter, subject to the following provisos; provided, that the Company shall use its reasonable best efforts to hold the Company Stockholders’ Meeting on the same day as the Parent Stockholders’ Meeting; and provided, further, that the Company Stockholders’ Meeting shall not be held prior to November 6, 2023. The Company shall ensure all proxies solicited by the Company and its Representatives in connection with the Company Stockholders’ Meeting are solicited in compliance with all applicable Law. Notwithstanding the foregoing, (x) if on or before the date on which the Company Stockholders’ Meeting is scheduled, the Company reasonably believes (A) it will not receive proxies representing the Required Company Stockholder Vote, whether or not a quorum is present, or (B) it will not have enough shares of Company Common Stock represented to constitute a quorum necessary to conduct the business of the Company Stockholders’ Meeting, the Company may (and, if reasonably requested by Parent, the Company shall) postpone or adjourn, or make one or more successive postponements or adjournments of, the Company Stockholders’ Meeting, and (y) the Company may postpone or adjourn the Company

Stockholders Meeting to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined, after consultation with outside legal counsel and Parent, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by stockholders of the Company prior to the Company Stockholders’ Meeting, as long as the date of the Company Stockholders’ Meeting is not postponed or adjourned more than an aggregate of 15 calendar days in connection with any such postponements or adjournments pursuant to either or both of the preceding clauses (x) and (y). Subject to Section 5.3, the Joint Proxy Statement/Prospectus shall include a statement to the effect that the Company Board has determined that this Agreement and the Mergers are advisable and fair to, and in the best interests of, the Company and its stockholders, and recommends that the Company’s stockholders vote to adopt this Agreement at the Company Stockholders’ Meeting (such determination and recommendation, the “Company Board Recommendation”). Notwithstanding any Company Change in Recommendation, the Company shall seek the Required Company Stockholder Vote at the Company Stockholders’ Meeting, unless this Agreement is terminated in accordance with Article 7 prior to the Company Stockholders’ Meeting.

(b) Parent Stockholders’ Meeting. Parent (i) shall take all action necessary under all applicable Law to call, give notice of and hold a meeting of the holders of Parent Common Stock to vote on a proposal to approve the issuance of shares of Parent Common Stock in the First Merger to the extent required to comply with Nasdaq Listing Rule 5635 (the “Parent Stockholders’ Meeting”); and (ii) shall submit such proposal to such holders at the Parent Stockholders’ Meeting and shall not submit any other proposal to such holders in connection with the Parent Stockholders’ Meeting (other than a customary adjournment proposal) without the prior written consent of the Company. Parent, in consultation with the Company, shall set a record date for Persons entitled to notice of, and to vote at, the Parent Stockholders’ Meeting and shall not change such record date without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed). Parent shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act on a date selected by Parent in consultation with the Company to enable such record date to be set. Subject to the rights to postpone or adjourn the Parent Stockholders’ Meeting set forth below, the Parent Stockholders’ Meeting shall be held on a date selected by Parent in consultation with the Company as promptly as practicable after the Form S-4 Registration Statement is declared effective under the Securities Act, and in any event within 40 days thereafter, subject to the following provisos; provided, that Parent shall use its reasonable best efforts to hold the Parent Stockholders’ Meeting on the same day as the Company Stockholders’ Meeting; and provided, further, that the Parent Stockholders’ Meeting shall not be held prior to November 6, 2023. Parent shall ensure that all proxies solicited by Parent and its Representatives in connection with the Parent Stockholders’ Meeting are solicited in compliance with all applicable Law. Notwithstanding the foregoing, (x) if on or before the date on which the Parent Stockholders’ Meeting is scheduled, Parent reasonably believes that (A) it will not receive proxies representing the Required Parent Stockholder Vote, whether or not a quorum is present or (B) it will not have enough shares of Parent Common Stock represented to constitute a quorum necessary to conduct the business of the Parent Stockholders’ Meeting, Parent may (and, if requested by the Company, Parent shall) postpone or adjourn, or make one or more successive postponements or adjournments of, the Parent Stockholders’ Meeting, and (y) Parent may postpone or adjourn the Parent Stockholders Meeting to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that Parent has determined, after consultation with outside legal counsel and the Company, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by stockholders of Parent prior to the Parent Stockholders’ Meeting, as long as the date of the Parent Stockholders’ Meeting is not postponed or adjourned more than an aggregate of 15 calendar days in connection with any such postponements or adjournments pursuant to either or both of the preceding clauses (x) and (y). Subject to Section 5.4, the Joint Proxy Statement/Prospectus shall include a statement to the effect that the Parent Board has approved this Agreement and the Mergers and recommends that Parent’s stockholders vote to approve the issuance of shares of Parent Common Stock in the First Merger at the Parent Stockholders’ Meeting (such determination and recommendation, the “Parent Board Recommendation”). Notwithstanding any Parent Change in Recommendation, Parent shall seek the Required Parent Stockholder Vote at the Parent Stockholders’ Meeting, unless this Agreement is terminated in accordance with Article 7 prior to the Parent Stockholders’ Meeting.

(c) Voting Tabulation Reports. If requested by Parent, the Company shall use commercially reasonable efforts to promptly provide Parent with recent voting tabulation reports relating to the Company Stockholders’ Meeting that have been prepared by the Company or the Company’s transfer agent, proxy solicitor or other representatives, and shall otherwise keep Parent reasonably informed regarding the status of the solicitation. If requested by the Company, Parent shall use commercially reasonable efforts to promptly provide the Company with recent voting tabulation reports relating to the Parent Stockholders’ Meeting that have been prepared by Parent or Parent’s transfer agent, proxy solicitor or other representatives, and shall otherwise keep the Company reasonably informed regarding the status of the solicitation.

Section 5.3 Company Acquisition Proposals; Company Change in Recommendation.

(a) No Solicitation or Negotiation. During the Pre-Closing Period, except as expressly permitted by this Section 5.3, the Company shall not, and the Company shall cause its Subsidiaries and direct their respective Representatives to not, directly or indirectly:

(i) solicit, initiate, induce or knowingly encourage or facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, a Company Acquisition Proposal;

(ii) participate in any discussions or negotiations or knowingly cooperate in any way with any Person regarding any proposal or offer, the consummation of which would constitute a Company Acquisition Proposal; provided that the Company and the Company’s Representatives, in response to an unsolicited inquiry or proposal from a third party, may inform such third party of the provisions of this Section 5.3;

(iii) knowingly provide any non-public information or data concerning the Company or any of its Subsidiaries to any Person in connection with any proposal, the consummation of which would constitute a Company Acquisition Proposal or for the purpose of soliciting, initiating, inducing or knowingly encouraging or facilitating a Company Acquisition Proposal;

(iv) enter into any binding or nonbinding letter of intent, term sheet, memorandum of understanding, merger agreement, acquisition agreement, agreement in principle, option agreement, joint venture agreement, partnership agreement, lease agreement or other similar agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 5.3(b)) with respect to a Company Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to a Company Acquisition Proposal;

(v) adopt, approve or recommend or make any public statement approving or recommending any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, a Company Acquisition Proposal (including by approving any transaction, or approving any Person becoming an “interested stockholder,” for purposes of Section 203 of the DGCL);

(vi) take any action or exempt any Person (other than Parent and its Subsidiaries) from the restriction on “business combinations” or any similar provision contained in applicable takeover laws or the Company’s organizational or other governing documents; or

(vii) resolve, publicly propose or agree to do any of the foregoing.

The Company shall, and shall cause its Subsidiaries and direct their respective Representatives to, immediately cease and cause to be terminated any solicitation, encouragement, discussions and negotiations with any Person conducted heretofore with respect to any Company Acquisition Proposal, or proposal that could reasonably be expected to lead to a Company Acquisition Proposal, and shall promptly terminate access by any such Person to any physical or electronic data rooms relating to any such Company Acquisition Proposal. As soon as reasonably practicable after the date of this Agreement, the Company shall deliver a written notice to each Person that entered into a confidentiality agreement in anticipation of potentially making a Company Acquisition Proposal since January 1, 2023, to the effect that the Company is ending all discussions and negotiations with such Person with respect to any Company Acquisition Proposal, effective on the date hereof and requesting the prompt return or destruction of all confidential information previously furnished to such Person. The Company shall take all actions necessary to enforce its rights under the provisions of any “standstill” agreement between the Company and any Person (other than Parent), and shall not grant any waiver of, or agree to any amendment or modification to, any such agreement, to permit such Person to submit a Company Acquisition Proposal (except that if the Company Board determines in good faith, after consultation with outside legal counsel, that the failure to grant any waiver or release would be inconsistent with the Company directors’ fiduciary duties under applicable law, the Company may waive any such standstill provision solely to the extent necessary in order to permit the Company Board to comply with its fiduciary duties under applicable Law).

(b) Fiduciary Exception to No Solicitation Provision. Notwithstanding anything to the contrary in Section 5.3(a), prior to the time, but not after, the Required Company Stockholder Vote is obtained, the Company may, in response to an unsolicited, bona fide written Company Acquisition Proposal (which Company Acquisition Proposal was made after the date of this Agreement and has not been withdrawn) that did not result from a breach, in any material respect, of this Section 5.3, and so long as it has provided prior written notice to Parent of the identity of such Person and its intention to engage or participate in any discussions or negotiations with any such Person, (i) provide access to non-public information regarding the Company or any of its Subsidiaries to the Person who made such Company Acquisition Proposal; provided, that such information has previously been made available to Parent or is provided to Parent substantially concurrently with the making of such information available to such Person and that, prior to furnishing any such non-public information, the Company receives from the Person making such Company Acquisition Proposal an executed Acceptable Confidentiality Agreement; and (ii) engage or participate in any discussions or negotiations with any such Person regarding such Company Acquisition Proposal; if, and only if, prior to taking any action described in clause (i) or (ii) above, the Company Board determines in good faith, after consultation with outside financial advisors and outside legal counsel, that (x) such Company Acquisition Proposal constitutes a Company Superior Proposal or would reasonably be expected to lead to a Company Superior Proposal, and (y) the failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.

(c) Notice. The Company shall promptly (and, in any event, within 24 hours) notify Parent in writing if (i) any written or other inquiries, proposals or offers with respect to a Company Acquisition Proposal or any inquiries, proposals, offers or requests for non-public information relating to or that could reasonably be expected to lead to a Company Acquisition Proposal are received by the Company, (ii) any non-public information is requested in connection with any Company Acquisition Proposal from the Company, or (iii) any discussions or negotiations with respect to or that could reasonably be expected to lead to a Company Acquisition Proposal are sought to be initiated or continued with the Company, indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers (including, if applicable, copies of any written requests, proposals or offers, including proposed agreements and other material written communications or, if oral, a summary of the material terms and conditions of such proposal or offer), and thereafter shall keep Parent informed, on a reasonably current basis (and, in any event, within 24 hours), of the status and material terms of any such proposals or offers (including any amendments thereto) and the status of any such discussions or negotiations, including by promptly providing copies of any additional requests, proposals or offers, including any drafts of proposed agreements and any amendments thereto and other information set forth above.

(d) Definitions. For purposes of this Agreement:

(i) “Company Acquisition Proposal” means any proposal (other than a proposal or offer by Parent or any of its Affiliates) for (A) any merger, consolidation, share exchange, business combination, issuance of securities, direct or indirect acquisition of securities, recapitalization, tender offer, exchange offer or other similar transaction in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires, or if consummated in accordance with its terms would acquire, beneficial or record ownership of securities representing more than 20% of the outstanding shares of any class of voting securities of the Company; (B) any transaction in which the Company directly or indirectly issues securities representing more than 20% of the outstanding shares of any class of voting securities of the Company; or (C) any direct or indirect sale, lease, license, exchange, transfer, acquisition or disposition of any assets of the Company and/or its Subsidiaries that constitute or account for (x) more than 20% of the consolidated net revenues of the Acquired Companies, consolidated net income of the Acquired Companies or consolidated book value of the Acquired Companies; or (y) more than 20% of the fair market value of the consolidated assets of the Acquired Companies.

(ii) “Company Intervening Event” means any event or development that has a material effect on the Company and its Subsidiaries taken as a whole, occurring or arising after the date of this Agreement that (A) was not known to, or reasonably foreseeable by, the Company Board prior to the execution of this Agreement, which event, occurrence, fact, condition, change, development or effect becomes known to, or reasonably foreseeable by, the Company Board prior to the receipt of the Required Company Stockholder Vote; and (B) does not relate to (1) a Company Acquisition Proposal, (2) any changes, events or developments with respect to (a) the financial, credit or securities markets or (b) any investments made by the Acquired Companies in marketable securities or (3) (a) any changes in the market price or trading volume of the Company or Parent (except that the underlying causes of such changes may constitute or be taken into account in determining whether there has been a Company Intervening Event to the extent not otherwise excluded hereunder) or (b) any events or developments relating to Parent or any of its Affiliates.

(iii) “Company Superior Proposal” means any bona fide, written Company Acquisition Proposal on terms that the Company Board determines in its good faith judgment, after consultation with outside financial advisors and outside counsel, would reasonably be expected to be consummated in accordance with its terms, taking into account all factors as the Company Board considers to be appropriate, including legal, financial and regulatory aspects of the proposal and the Person or group of Persons making the proposal, and, if consummated, would result in a transaction more favorable to the Company’s stockholders from a financial point of view than the Mergers (after taking into account any revisions to the terms of the Contemplated Transactions pursuant to Section 5.3(f) of this Agreement and the time likely to be required to consummate such Company Acquisition Proposal); provided that, for purposes of the definition of “Company Superior Proposal”, the references to “20%” in the definition of Company Acquisition Proposal shall be deemed to be references to “50%.”

(e) No Company Change in Recommendation or Company Alternative Acquisition Agreement. Except as provided in Section 5.3(f) and Section 5.3(g), the Company Board and each committee of the Company Board shall not: (i) directly or indirectly (A) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the Company Board Recommendation or make or authorize the making of any public statement (oral or written) that has the substantive effect of such a withdrawal, qualification or modification, (B) remove the Company Board Recommendation from or fail to include the Company Board Recommendation in the Joint Proxy Statement/Prospectus, (C) fail to publicly reaffirm the Company Board Recommendation within ten Business Days after Parent requests in writing that such action be taken, provided that Parent may make such request on no more than two occasions, (D) approve, recommend or otherwise declare advisable (or publicly propose or resolve to approve, recommend or otherwise declare advisable) any Company Acquisition Proposal, or fail to issue, within ten Business Days after a Company Acquisition Proposal is publicly announced, a press release announcing its opposition to any such Company Acquisition Proposal, or (E) fail to publicly announce, within ten Business Days after a tender offer or exchange offer relating to the securities of the Company shall have been commenced, a statement disclosing that the Company Board recommends rejection of such tender or exchange offer (each, a “Company Change in Recommendation”); or (ii) cause or permit the Company or any of its Subsidiaries to enter into any letter of intent, term sheet, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, lease agreement or other similar agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 5.3(b)) relating to or that could reasonably be expected to lead to any Company Acquisition Proposal or requiring the Company to abandon, terminate or fail to consummate the Mergers or any other transaction contemplated by this

Agreement or that would otherwise materially impede, interfere with or be inconsistent with the Contemplated Transactions (a “Company Alternative Acquisition Agreement”).

(f) Fiduciary Exception to No Company Change in Recommendation Provision. Notwithstanding anything to the contrary set forth in Section 5.3(e), following (x) receipt by the Company of an unsolicited, bona fide written Company Acquisition Proposal (which Company Acquisition Proposal was made after the date of this Agreement) that did not result from a breach, in any material respect, of this Section 5.3 and with respect to which the Company has received a written, definitive form of Company Alternative Acquisition Agreement that has not been withdrawn, and (y) the Company Board determining in good faith, after consultation with outside financial advisors and outside legal counsel, that such Company Acquisition Proposal constitutes a Company Superior Proposal, the Company Board may, at any time prior to the time the Required Company Stockholder Vote is obtained, make a Company Change in Recommendation with respect to such Company Superior Proposal, if all of the following conditions are met:

(i) the Company shall have complied in all material respects with the provisions of this Section 5.3 and shall have (A) provided to Parent four Business Days’ prior written notice, which shall state expressly (1) that the Company has received a written Company Acquisition Proposal that constitutes a Company Superior Proposal, (2) the material terms and conditions of the Company Acquisition Proposal (including the consideration offered therein and the identity of the Person or group making the Company Acquisition Proposal), and shall have contemporaneously provided an unredacted copy of the Company Alternative Acquisition Agreement and all other written documents and a written summary of any other material terms agreed to orally with respect to such Company Superior Proposal to the extent not reflected in such written agreements (it being understood and agreed that any amendment to the financial terms or any other material term or condition of such Company Superior Proposal shall require a new notice and an additional two Business Day period) and (3) that, subject to clause (ii) below, the Company Board has determined to effect a Company Change in Recommendation, and (B) prior to making such a Company Change in Recommendation, (x) engaged in good faith negotiations with Parent (to the extent Parent wishes to engage) during such notice period to consider adjustments to the terms and conditions of this Agreement which may be proposed in writing by Parent such that the Company Acquisition Proposal ceases to constitute a Company Superior Proposal, and (y) in determining whether to make a Company Change in Recommendation, taken into account any changes to the terms of this Agreement proposed in writing by Parent; and

(ii) the Company Board shall have determined in good faith, after consultation with outside financial advisors and outside legal counsel, that, in light of such Company Superior Proposal and taking into account any revised terms proposed in writing by Parent, such Company Superior Proposal continues to constitute a Company Superior Proposal and that the failure to make such Company Change in Recommendation would be inconsistent with the directors’ fiduciary duties under applicable Law.

(g) Company Change in Recommendation Due to Company Intervening Event. Notwithstanding anything to the contrary set forth in Section 5.3, upon the occurrence of any Company Intervening Event, the Company Board may, at any time prior to the time the Required Company Stockholder Vote is obtained, make a Company Change in Recommendation, if all of the following conditions are met:

(i) the Company shall have (A) provided to Parent four Business Days’ prior written notice, which shall (1) set forth in reasonable detail information describing the Company Intervening Event and the rationale for the Company Change in Recommendation (it being understood and agreed that any amendment to the facts and circumstances relating to the Company Intervening Event shall require a new notice and an additional two Business Day period), and (2) state expressly that, subject to clause (ii) below, the Company Board has determined to effect a Company Change in Recommendation and (B) prior to making such a Company Change in Recommendation, engaged in good faith negotiations with Parent (to the extent Parent wishes to engage) during such notice period to consider adjustments to the terms and conditions of this Agreement that may be proposed in writing by Parent in such a manner that the failure of the Company

Board to make a Company Change in Recommendation in response to the Company Intervening Event in accordance with clause (ii) below would no longer be reasonably expected to be inconsistent with the directors’ fiduciary duties under applicable Law; and

(ii) the Company Board shall have determined in good faith, after consultation with outside financial advisors and outside legal counsel, that, in light of such Company Intervening Event and taking into account any revised terms proposed in writing by Parent, the failure to make a Company Change in Recommendation would be inconsistent with the directors’ fiduciary duties under applicable Law.

(h) Certain Permitted Disclosure. Nothing contained in this Section 5.3 shall be deemed to prohibit the Company from (1) taking and disclosing to the Company’s stockholders a position with respect to any tender or exchange offer by a third party pursuant to Rules 14d-9 and 14e-2 promulgated under the Exchange Act or any statement contemplated by Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (2) making any “stop, look and listen” statement pending disclosure of its position with respect to a Company Acquisition Proposal, or (3) making disclosures to the Company’s stockholders (x) required to be made in the Joint Proxy Statement/Prospectus under applicable federal securities Laws or (y) if the Company Board determines in good faith, after consultation with outside legal counsel, that the failure of the Company Board to make such disclosure would be inconsistent with the directors’ fiduciary duties under applicable Law; provided, that, in each case of clauses (1) through (3), any such statement or disclosure shall include an affirmative statement to the effect that the recommendation of the Company Board is affirmed or remains unchanged, and if such statement or disclosure does not include such an affirmative statement or has the effect of withdrawing or adversely modifying the Company Board Recommendation, then such statement or disclosure shall be deemed to be a Company Change in Recommendation; and provided, further, that this Section 5.3(h) shall not be deemed to permit the Company or the Company Board to effect a Company Change in Recommendation except in accordance with Section 5.3(f) or Section 5.3(g). The Company shall not submit to the vote of its stockholders any Company Acquisition Proposal or Company Superior Proposal prior to the termination of this Agreement.

Section 5.4 Parent Acquisition Proposals; Parent Change in Recommendation.

(a) No Solicitation or Negotiation. During the Pre-Closing Period, except as expressly permitted by this Section 5.4, Parent shall not, and Parent shall cause its Subsidiaries and direct their respective Representatives to not, directly or indirectly:

(i) solicit, initiate, induce or knowingly encourage or facilitate, any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, a Parent Acquisition Proposal;

(ii) participate in any discussions or negotiations or knowingly cooperate in any way with any Person regarding any proposal or offer, the consummation of which would constitute a Parent Acquisition Proposal; provided that Parent and Parent’s Representatives, in response to an unsolicited inquiry or proposal from a third party, may inform such third party of the provisions of this Section 5.4;

(iii) knowingly provide any non-public information or data concerning Parent or any of its Subsidiaries to any Person in connection with any proposal, the consummation of which would constitute a Parent Acquisition Proposal or for the purpose of soliciting, initiating, inducing or knowingly encouraging or facilitating a Parent Acquisition Proposal;

(iv) enter into any binding or nonbinding letter of intent, term sheet, memorandum of understanding, merger agreement, acquisition agreement, agreement in principle, option agreement, joint venture agreement, partnership agreement, lease agreement or other similar agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 5.4(b)) with respect to a Parent Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to a Parent Acquisition Proposal;

(v) adopt, approve or recommend or make any public statement approving or recommending any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, a Parent Acquisition

Proposal (including by approving any transaction, or approving any Person becoming an “interested stockholder,” for purposes of Section 203 of the DGCL);

(vi) take any action or exempt any Person (other than the Company and its Subsidiaries) from the restriction on “business combinations” or any similar provision contained in applicable takeover laws or Parent’s organizational or other governing documents; or

(vii) resolve, publicly propose or agree to do any of the foregoing.

Parent shall, and shall cause its Subsidiaries and direct their respective Representatives to, immediately cease and cause to be terminated any solicitation, encouragement, discussions and negotiations with any Person conducted heretofore with respect to any Parent Acquisition Proposal, or proposal that could reasonably be expected to lead to a Parent Acquisition Proposal, and shall promptly terminate access by any such Person to any physical or electronic data rooms relating to any such Parent Acquisition Proposal. As soon as reasonably practicable after the date of this Agreement, Parent shall deliver a written notice to each Person that entered into a confidentiality agreement in anticipation of potentially making a Parent Acquisition Proposal since January 1, 2023, to the effect that Parent is ending all discussions and negotiations with such Person with respect to any Parent Acquisition Proposal, effective on the date hereof and requesting the prompt return or destruction of all confidential information previously furnished to such Person. Parent shall take all actions necessary to enforce its rights under the provisions of any “standstill” agreement between Parent and any Person (other than the Company), and shall not grant any waiver of, or agree to any amendment or modification to, any such agreement, to permit such Person to submit a Parent Acquisition Proposal (except that if the Parent Board determines in good faith, after consultation with outside legal counsel, that the failure to grant any waiver or release would be inconsistent with the Parent directors’ fiduciary duties under applicable law, Parent may waive any such standstill provision solely to the extent necessary in order to permit the Parent Board to comply with its fiduciary duties under applicable Law).

(b) Fiduciary Exception to No Solicitation Provision. Notwithstanding anything to the contrary in Section 5.4(a), prior to the time, but not after, the Required Parent Stockholder Vote is obtained, Parent may, in response to an unsolicited, bona fide written Parent Acquisition Proposal (which Parent Acquisition Proposal was made after the date of this Agreement and has not been withdrawn) that did not result from a breach, in any material respect, of this Section 5.4, and so long as it has provided prior written notice to the Company of the identity of such Person and its intention to engage or participate in any discussions or negotiations with any such Person, (i) provide access to non-public information regarding Parent or any of its Subsidiaries to the Person who made such Parent Acquisition Proposal; provided, that such information has previously been made available to the Company or is provided to the Company substantially concurrently with the making of such information available to such Person and that, prior to furnishing any such non-public information, Parent receives from the Person making such Parent Acquisition Proposal an executed Acceptable Confidentiality Agreement; and (ii) engage or participate in any discussions or negotiations with any such Person regarding such Parent Acquisition Proposal; if, and only if, prior to taking any action described in clause (i) or (ii) above, the Parent Board determines in good faith, after consultation with outside financial advisors and outside legal counsel, that (x) such Parent Acquisition Proposal constitutes a Parent Superior Proposal or would reasonably be expected to lead to a Parent Superior Proposal, and (y) the failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.

(c) Notice. Parent shall promptly (and, in any event, within 24 hours) notify the Company in writing if (i) any written or other inquiries, proposals or offers with respect to a Parent Acquisition Proposal or any inquiries, proposals, offers or requests for non-public information relating to or that could reasonably be expected to lead to a Parent Acquisition Proposal are received by Parent, (ii) any non-public information is requested in connection with any Parent Acquisition Proposal from Parent, or (iii) any discussions or negotiations with respect to or that could reasonably be expected to lead to a Parent Acquisition Proposal are sought to be initiated or continued with Parent, indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers (including, if applicable, copies of any written requests, proposals or offers, including proposed agreements and other material written communications or, if oral, a summary of the material terms and conditions of such proposal or offer), and thereafter shall keep the Company informed, on a reasonably current basis (and, in any event, within 24 hours), of the status and material terms of any such proposals or offers (including any amendments thereto) and the status of any such discussions or negotiations, including by promptly providing copies of any additional requests, proposals or offers, including any drafts of proposed agreements and any amendments thereto and other information set forth above.

(d) Definitions. For purposes of this Agreement:

(i) “Parent Acquisition Proposal” means any proposal (other than a proposal or offer by the Company or any of its Affiliates) for (A) any merger, consolidation, share exchange, business combination, issuance of securities, direct or indirect acquisition of securities, recapitalization, tender offer, exchange offer or other similar transaction in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires, or if consummated in accordance with its terms would acquire, beneficial or record ownership of securities representing more than 20% of the outstanding shares of any class of voting securities of Parent; (B) any transaction in which Parent directly or indirectly issues securities representing more than 20% of the outstanding shares of any class of voting securities of Parent; or (C) any direct or indirect sale, lease, license, exchange, transfer, acquisition or disposition of any assets of Parent and/or its Subsidiaries that constitute or account for (x) more than 20% of the consolidated net revenues of the Parent Companies, consolidated net income of the Parent Companies or consolidated book value of the Parent Companies; or (y) more than 20% of the fair market value of the consolidated assets of the Parent Companies.

(ii) “Parent Intervening Event” means any event or development that has a material effect on Parent and its Subsidiaries taken as a whole, occurring or arising after the date of this Agreement that (A) was not known to, or reasonably foreseeable by, the Parent Board prior to the execution of this Agreement, which event, occurrence, fact, condition, change, development or effect becomes known to, or reasonably foreseeable by, the Parent Board prior to the receipt of the Required Parent Stockholder Vote; and (B) does not relate to (1) a Parent Acquisition Proposal, (2) any potential financing (including equity, debt or any other alternative forms of financing) involving the Parent Companies or any changes, events or developments with respect to the financial, credit or securities markets or (3) (a) any changes in the market price or trading volume of the Company or Parent (except that the underlying causes of such changes may constitute or be taken into account in determining whether there has been a Parent Intervening Event to the extent not otherwise excluded hereunder), (b) any events or developments relating to the Company or any of its Affiliates or (c) any events or developments relating to any clinical or preclinical studies, tests or trials that have been or are being conducted by or on behalf of, or sponsored by, any of the Parent Companies or relating to any of their products or product candidates.

(iii) “Parent Superior Proposal” means any bona fide, written Parent Acquisition Proposal on terms that the Parent Board determines in its good faith judgment, after consultation with outside financial advisors and outside counsel, would reasonably be expected to be consummated in accordance with its terms, taking into account all factors as the Parent Board considers to be appropriate, including legal, financial and regulatory aspects of the proposal and the Person or group of Persons making the proposal, and, if consummated, would result in a transaction more favorable to Parent’s stockholders from a financial point of view than the Mergers (after taking into account any revisions to the terms of the Contemplated Transactions pursuant to Section 5.4(f) of this Agreement and the time likely to be required to consummate such Parent Acquisition Proposal); provided that, for purposes of the definition of “Parent Superior Proposal”, the references to “20%” in the definition of Company Acquisition Proposal shall be deemed to be references to “50%.”

(e) No Parent Change in Recommendation or Parent Alternative Acquisition Agreement. Except as provided in Section 5.4(f) and Section 5.4(g), the Parent Board and each committee of the Parent Board shall not: (i) directly or indirectly (A) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to the Company, the Parent Board Recommendation or make or authorize the making of any public statement (oral or written) that has the substantive effect of such a withdrawal, qualification or modification, (B) remove the Parent Board Recommendation from or fail to include the Parent Board Recommendation in the Joint Proxy Statement/Prospectus, (C) fail to publicly reaffirm the Parent Board Recommendation within ten Business Days after the Company requests in writing that such action be taken, provided that the Company may make such request on no more than two occasions, (D) approve, recommend or otherwise declare advisable (or publicly propose or resolve to approve, recommend or otherwise declare advisable) any Parent Acquisition Proposal, or fail to issue, within ten Business Days after a Parent Acquisition Proposal is publicly announced, a press release announcing its opposition to any such Parent Acquisition Proposal, or (E) fail to publicly announce, within ten Business Days after a tender offer or exchange offer relating to the securities of Parent shall have been commenced, a statement disclosing that the Parent Board recommends rejection of such tender or exchange offer (each, a “Parent Change in Recommendation”); or (ii) cause or permit Parent or any of its Subsidiaries to enter into any letter of intent, term sheet, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, lease agreement or other similar agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 5.4(b)) relating to or that could reasonably be expected to lead to any Parent Acquisition Proposal or requiring Parent to abandon, terminate or fail to consummate the Mergers or any other transaction contemplated by this Agreement or that would otherwise materially impede, interfere with or be inconsistent with the Contemplated Transactions (a “Parent Alternative Acquisition Agreement”).

(f) Fiduciary Exception to No Parent Change in Recommendation Provision. Notwithstanding anything to the contrary set forth in Section 5.4(e), following (x) receipt by Parent of an unsolicited, bona fide written Parent Acquisition Proposal (which Parent Acquisition Proposal was made after the date of this Agreement) that did not result from a breach, in any material respect, of this Section 5.4 and with respect to which Parent has received a written, definitive form of Parent Alternative Acquisition Agreement that has not been withdrawn, and (y) the Parent Board determining in good faith, after consultation with outside financial advisors and outside legal counsel, that such Parent Acquisition Proposal constitutes a Parent Superior Proposal, the Parent Board may, at any time prior to the time the Required Parent Stockholder Vote is obtained, make a Parent Change in Recommendation with respect to such Parent Superior Proposal, if all of the following conditions are met:

(i) Parent shall have complied in all material respects with the provisions of this Section 5.4 and shall have (A) provided to the Company four Business Days’ prior written notice, which shall state expressly (1) that Parent has received a written Parent Acquisition Proposal that constitutes a Parent Superior Proposal, (2) the material terms and conditions of the Parent Acquisition Proposal (including the consideration offered therein and the identity of the Person or group making the Parent Acquisition Proposal), and shall have contemporaneously provided an unredacted copy of the Parent Alternative Acquisition Agreement and all other written documents and a written summary of any other material terms agreed to orally with respect to such Company Superior Proposal to the extent not reflected in such written agreements (it being understood and agreed that any amendment to the financial terms or any other material term or condition of such Parent Superior Proposal shall require a new notice and an additional two Business Day period) and (3) that, subject to clause (ii) below, the Parent Board has determined to effect a Parent Change in Recommendation, and (B) prior to making such a Parent Change in Recommendation, (x) engaged in good faith negotiations with the Company (to the extent the Company wishes to engage) during such notice period to consider adjustments to the terms and conditions of this Agreement which may be proposed in writing by the Company such that the Parent Acquisition Proposal ceases to constitute a Parent Superior Proposal, and (y) in determining whether to make a Parent Change in Recommendation, taken into account any changes to the terms of this Agreement proposed in writing by the Company; and

(ii) the Parent Board shall have determined in good faith, after consultation with outside financial advisors and outside legal counsel, that, in light of such Parent Superior Proposal and taking into account any revised terms proposed in writing by the Company, such Parent Superior Proposal continues to constitute a Parent Superior Proposal and that the failure to make such Parent Change in Recommendation would be inconsistent with the directors’ fiduciary duties under applicable Law.

(g) Parent Change in Recommendation Due to Parent Intervening Event. Notwithstanding anything to the contrary set forth in Section 5.4(e), upon the occurrence of any Parent Intervening Event, the Parent Board may, at any time prior to the time the Required Parent Stockholder Vote is obtained, make a Parent Change in Recommendation, if all of the following conditions are met:

(i) the Parent shall have (A) provided to the Company four Business Days’ prior written notice, which shall (1) set forth in reasonable detail information describing the Parent Intervening Event and the rationale for the Parent Change in Recommendation (it being understood and agreed that any amendment to the facts and circumstances relating to the Parent Intervening Event shall require a new notice and an additional two Business Day period), and (2) state expressly that, subject to clause (ii) below, the Parent Board has determined to effect a Parent Change in Recommendation and (B) prior to making such a Parent Change in Recommendation, engaged in good faith negotiations with the Company (to the extent the Company wishes to engage) during such notice period to consider adjustments to the terms and conditions of this Agreement which may be proposed in writing by the Company in such a manner that the failure of the Parent Board to make a Parent Change in Recommendation in response to the Parent Intervening Event in accordance with clause (ii) below would no longer be reasonably expected to be inconsistent with the directors’ fiduciary duties under applicable Law; and

(ii) the Parent Board shall have determined in good faith, after consultation with outside financial advisors and outside legal counsel, that, in light of such Parent Intervening Event and taking into account any revised terms proposed in writing by the Company, the failure to make a Parent Change in Recommendation would be inconsistent with the directors’ fiduciary duties under applicable Law.

(h) Certain Permitted Disclosure. Nothing contained in this Section 5.4 shall be deemed to prohibit Parent from (1) taking and disclosing to Parent’s stockholders a position with respect to any tender or exchange offer by a third party pursuant to Rules 14d-9 and 14e-2 promulgated under the Exchange Act or any statement contemplated by Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (2) making any “stop, look and listen” statement pending disclosure of its position with respect to a Company Acquisition Proposal, or (3) making disclosures to Parent’s stockholders (x) required to be made in the Joint Proxy Statement/Prospectus under applicable federal securities Laws or (y) if the Parent Board determines in good faith, after consultation with outside legal counsel, that the failure of the Parent Board to make such disclosure would be inconsistent with the directors’ fiduciary duties under applicable Law; provided, that, in each case of clauses (1) through (3), any such statement or disclosure shall include an affirmative statement to the effect that the recommendation of the Parent Board is affirmed or remains unchanged, and if such statement or disclosure does not include such an affirmative statement or has the effect of withdrawing or adversely modifying the Parent Board Recommendation, then such statement or disclosure shall be deemed to be a Parent Change in Recommendation; and provided, further, that this this Section 5.4(h) shall not be deemed to permit Parent or the Parent Board to effect a Parent Change in Recommendation except in accordance with Section 5.4(f) or Section 5.4(g). Parent shall not submit to the vote of its stockholders any Parent Acquisition Proposal or Parent Superior Proposal prior to the termination of this Agreement.

Section 5.5 Indemnification of Officers and Directors.

(a) All rights to indemnification, advancement of expenses and exculpation from liabilities by the Company or its Subsidiaries existing in favor of those Persons who are current or former directors or officers of the Company or its Subsidiaries at or prior to the Effective Time (the “Company Indemnified Persons”) for their acts, errors and omissions as directors and officers of the Company or its Subsidiaries occurring on or prior to the Effective Time, including in respect of the transactions contemplated in this Agreement, as provided in the Company’s certificate of incorporation or bylaws (as in effect as of the date of this Agreement), and as provided in any indemnification agreements between the Company and said Company Indemnified Persons (as in effect as of the date of this Agreement), shall survive the Mergers and be observed and performed by the First Merger Surviving Corporation and the Surviving Company and any applicable Subsidiary (and Parent shall cause such observance and performance by the First Merger Surviving Corporation and the Surviving Company and any applicable Subsidiary) to the fullest extent permitted by applicable Law (including as it may be amended after the date of this Agreement to increase the extent to which a corporation may provide indemnification) for a period of six years from the date on which the First Merger becomes effective. In addition, Parent shall cause the certificate of incorporation, bylaws, certificate of formation and limited liability company (or comparable organizational documents), as applicable, of the First Merger Surviving Corporation and the Surviving Company and its Subsidiaries to contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of current and former directors and officers of the Company and its Subsidiaries than are presently set forth in the certificate of incorporation and bylaws of the Company and such Subsidiaries (as in effect as of the date of this Agreement), and such provisions shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any Person benefited by such provisions without such Person’s prior written consent. Parent guarantees the full and timely performance of the obligations of the First Merger Surviving Corporation and the Surviving Company and its Subsidiaries under this Section 5.5(a).

(b) Without limiting the foregoing in Section 5.5(a), for six years following the Effective Time, Parent, the First Merger Surviving Corporation and the Surviving Company and any applicable Subsidiary, to the fullest extent permitted under applicable Law (including as it may be amended after the date of this Agreement to increase the extent to which a corporation may provide indemnification), shall indemnify and hold harmless any Company Indemnified Person who was or is a party or is threatened to be made a party to any actual or threatened Legal Proceeding in respect of any acts, errors or omissions occurring on or prior to the Effective Time (including in respect of the transactions contemplated by this Agreement) by reason of the fact that such Person is or was a director or officer of the Company or its Subsidiaries or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of, or in a fiduciary capacity with respect to, another corporation, partnership, joint venture, trust or other enterprise (an “Indemnified Proceeding”), against any resulting claims, losses, liabilities, damages, fines, judgments, settlements and reasonable fees and expenses, including reasonable attorneys’ fees and expenses, and other costs, arising therefrom. Parent, the First Merger Surviving Corporation and the Surviving Company and any applicable Subsidiaries shall promptly advance any reasonable expenses as incurred by any such Company Indemnified Person in connection with any such Indemnified Proceeding; provided, that any Company Indemnified Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined by a final, non-appealable judgment of a court of competent jurisdiction that such Person is not entitled to indemnification hereunder. Such undertaking shall be unsecured, and made without reference to the Person’s ability to repay such advancements or ultimate entitlement to indemnification hereunder. No other form of indemnification shall be required. Notwithstanding anything to the contrary contained in this Article 5, if at any time prior to the sixth anniversary of the Effective Time, any Company Indemnified Person delivers to Parent a written notice of any prospective, threatened or actual Indemnified Proceeding for which indemnification, advancement or other protection may be sought under Section 5.5(a) or Section 5.5(b), then the obligations of Parent, the First Merger Surviving Corporation, the Surviving Company and any applicable Subsidiaries under Section 5.5(a) and/or Section 5.5(b), as the case may be, shall survive the sixth anniversary of the Effective Time until such time as such claim is fully and finally resolved. Parent, the First Merger Surviving Corporation and the Surviving Company and any applicable Subsidiary shall each cooperate with each Company Indemnified Person in the defense of any actual or threatened Legal Proceeding.

(c) Prior to the Effective Time, the Company shall purchase a “tail” coverage for the existing policy or policies of directors’ and officers’ liability insurance maintained by the Company in effect prior to the Effective Time (the “Company Existing D&O Insurance”) with a claims period of six years from the Effective Time, with limits and on terms and conditions no less favorable to the Company Indemnified Parties than those in effect under the Company Existing D&O Insurance; provided, however, that the Company shall not pay a premium for the “tail” coverage in excess of 350% of the annual premiums paid prior to the Effective Time by the Company for the Company Existing D&O Insurance. Notwithstanding the foregoing, if the Company, in its good faith exercise of commercially reasonable efforts, is unable to purchase a “tail” coverage on the terms and at a premium described in this Section 5.5(c), then, for a period of six years after the Effective Time, Parent shall cause to be maintained in effect for the benefit of the Company Indemnified Persons directors’ and officers’ liability insurance coverage with limits and on terms and conditions no less favorable to the Company Indemnified Persons than the Company Existing D&O Insurance; provided, however, that (i) Parent shall not be required to pay a premium for such coverage in excess of 350% of the annual premiums paid prior to the Effective Time by the Company for the Company Existing D&O Insurance, and (ii) Parent may at its election purchase a six (6) year “tail” policy or policies providing that coverage, provided that such coverage otherwise meets the preceding requirements set forth in this sentence.

(d) This Section 5.5 is intended to be (i) for the benefit of, and shall be enforceable by, the Company Indemnified Persons, their heirs and personal representatives and shall be binding on Parent, the First Merger Surviving Corporation, the Surviving Company and its Subsidiaries and their successors and assigns, (ii) in addition to, and not in substitution for, any other rights to indemnification, advancement or contribution that any Company Indemnified Person may have by Contract or otherwise, including indemnification agreements that the Company or any of its Subsidiaries have entered into with any of their respective directors or officers, and (iii) may not be amended, altered or repealed after the Effective Time without the prior written consent of the affected Company Indemnified Person (provided that such amendment, alteration or repeal prior to the Effective Time shall be governed by Section 8.2). In the event Parent, the First Merger Surviving Corporation, the Surviving Company or any Subsidiary or any of their successors or assigns: (i) consolidates with or merges into any other Person and such Person shall not assume the obligations set forth in this Section 5.5 by operation of law or otherwise; or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each case, Parent, the First Merger Surviving Corporation or the Surviving Company or any Subsidiary (as the case may be) (or its successor, as applicable) shall make proper provision so that the successors and assigns of Parent, the First Merger Surviving Corporation or the Surviving Company or any applicable Subsidiary (as the case may be) honor the indemnification and other obligations set forth in this Section 5.5. This Section 5.5 shall survive consummation of the Mergers. Parent, the First Merger Surviving Corporation and the Surviving Company and any applicable Subsidiary shall pay all reasonable, out of pocket expenses, including reasonable attorneys’ fees (promptly in advance, if requested by any Company Indemnified Person), that may be incurred by any Company Indemnified Person in enforcing the indemnity and other obligations provided in this Section 5.5.

Section 5.6 Regulatory Approvals and Related Matters.

(a) Each Party shall use reasonable best efforts to file, as soon as practicable after the date of this Agreement, all notices, reports and other documents required to be filed by such Party with any Governmental Body with respect to the Mergers and the other Contemplated Transactions, and to submit promptly any additional information requested by any such Governmental Body. Without limiting the generality of the foregoing, if a filing under the HSR Act is required, the Company and Parent shall, promptly (and in any event within 10 Business Days) after the date of this Agreement (or, if later, the date on which it is determined that a filing under the HSR Act is required), prepare and file the notifications required under the HSR Act in connection with the Mergers. The Company and Parent each shall promptly (i) supply the other Party with any information which may be required in order to effectuate notices, reports, documents or other filings with any Governmental Body required to be made pursuant to the HSR Act (the “Antitrust Filings”) if a filing under the HSR Act is required; and (ii) supply any additional information which reasonably may be required by any Governmental Body in connection with Antitrust Filings or which the Parties may reasonably deem appropriate. Parent and the Company shall consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other in advance (to the extent legally permissible), any analyses, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to the Antitrust Filings. Without limiting the foregoing, the Parties hereto agree (i) to give each other reasonable advance notice of all meetings or substantive communications with any Governmental Body relating to any antitrust Laws, (ii) to give each other an opportunity to participate in each of such meetings, (iii) to the extent practicable, to give each other reasonable advance notice of all substantive oral communications with any Governmental Body relating to any antitrust Laws, (iv) if any Governmental Body initiates a substantive oral communication regarding any antitrust Laws, to promptly notify the other Party of the substance of such communication, (v) to provide each other with a reasonable advance opportunity to review and comment upon all written communications (including any analyses, presentations, memoranda, briefs, arguments, opinions and proposals) with a Governmental Body regarding any antitrust Laws and (vi) to provide each other with copies of all written communications from any Governmental Body relating to any antitrust Laws. Any such disclosures or provision of copies by one Party to the other may be made on an outside counsel basis if appropriate. Each of the Company and Parent shall give the other Party prompt notice of the commencement or known threat of commencement of any Legal Proceeding by or before any Governmental Body with respect to the Mergers or any of the other Contemplated Transactions, keep the other Party reasonably informed as to the status of any such Legal Proceeding or threat, and in connection with any such Legal Proceeding, each of the Company or Parent will permit Representatives of the other Party to be present at each meeting or conference relating to any such Legal Proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Body in connection with any such Legal Proceeding.

(b) Subject to the other express terms of this Agreement (including Section 5.6(c)), Parent, the Merger Subs and the Company shall use reasonable best efforts to take, or cause to be taken, all actions necessary or advisable to satisfy each of the conditions set forth in Article 6, consummate the Mergers and make effective the other Contemplated Transactions (provided that no party shall be required to waive any of the conditions set forth in Article 6, as applicable, to its obligations to consummate the Mergers and the other Contemplated Transactions). Without limiting the generality of the foregoing, but subject to Section 5.6(c), each Party: (i) shall make all filings (if any) and give all notices (if any) required to be made and given by such Party in connection with the Mergers and the other Contemplated Transactions; (ii) shall use reasonable best efforts to obtain each Consent (if any) required to be obtained (pursuant to any applicable Law or Contract, or otherwise) by such Party in connection with the Mergers or any of the other Contemplated Transactions; and (iii) shall use reasonable best efforts to lift any restraint, injunction or other legal bar to the Mergers.

(c) Notwithstanding anything to the contrary contained in this Section 5.6, neither Parent, the Merger Subs nor the Company shall have any obligation under this Agreement to (i) litigate, contest, defend against or appeal, administratively or in court or otherwise, any ruling, Order or other Legal Proceeding of any Governmental Body or any other Person with respect to the Mergers or any of the other Contemplated Transactions, (ii) offer or agree to divest, sell, lease, license, transfer, dispose of or otherwise encumber (or cause any of its Subsidiaries to offer or agree to divest, sell, lease, license, transfer, dispose of or otherwise encumber) any of its respective businesses, product lines or assets, or (iii) to take or agree to take (or cause any of its Subsidiaries to take or agree to take) any other action or agree (or cause any of its Subsidiaries to agree) to any limitation or restriction on or other impairment of any of its respective businesses, product lines or assets (each such action, a “Remedial Action”), and the Company shall not offer to take any Remedial Action without the prior written consent of Parent.

Section 5.7 Publicity. The initial press release with respect to the Mergers and the other Contemplated Transactions shall be a joint press release, and thereafter the Company and Parent shall consult with each other prior to issuing or making, and provide each other the reasonable opportunity to review and comment on, any press releases or other public announcements with respect to the Contemplated Transactions and any filings with any Governmental Body (including any national securities exchange) with respect thereto, except (a) as may be required by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange; (b) any consultation that would not be reasonably practicable as a result of requirements of applicable Law; (c) any press release or public statement that in the good faith judgment of the applicable Party is consistent with prior press releases issued or public statements made in compliance with this Section 5.7; (d) any internal announcements to employees regarding the Mergers or the other Contemplated Transactions so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the Parties (or individually, if approved by the other Party); or (e) with respect to any Company

Change in Recommendation or Parent Change in Recommendation made in accordance with this Agreement or the other Party’s response thereto. During the Pre-Closing Period, the Company and Parent shall consult in good faith with each other prior to issuing or making, and provide each other the reasonable opportunity to review, any press releases or other public announcements with respect to such Party’s clinical or preclinical studies, tests or trials or other material information regarding its products or product candidates; provided, that with respect to Parent, such obligation shall relate solely to press releases or other public announcements with respect to Parent’s clinical or preclinical studies, tests or trials or other material development information regarding, in each case, its product candidates RMC-6236 and RMC-6291.

Section 5.8 Tax Matters.

(a) Subject to the other provisions of this Agreement, none of the Parties shall take any action or cause any action to be taken (or knowingly fail to take any action or cause any action to fail to be taken) that could reasonably be expected to prevent or impede the qualification of the Mergers for the Intended Tax Treatment, in each case excluding, for the avoidance of doubt, any action (or failure to act) contemplated by this Agreement, including Section 4.2(a); provided, that Parent and its Affiliates (including the Acquired Companies after the Effective Time) shall not be required to continue the historic businesses of the Acquired Companies and may wind down (or cause to be wound down) any remaining portion of the Acquired Companies’ programs and operations. In connection with the initial filing of the Form S-4 Registration Statement (and, as requested or required by the SEC, any subsequent filing of, or amendment or supplement to, the Form S-4 Registration Statement), the Company’s counsel shall provide a Tax opinion with respect to any discussion in the Form S-4 Registration Statement of the United States federal income Tax consequences to the Company stockholders of the Contemplated Transactions, and each Party shall execute and deliver customary Tax representation letters to the applicable Tax advisor in form and substance reasonably satisfactory to such advisor, upon which such advisor shall be entitled to rely, in rendering such Tax opinion, and shall otherwise reasonably cooperate with such advisor in connection with the preparation and issuance of such opinion.

(b) The Parties shall treat the Mergers, taken together, as a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income Tax purposes, unless otherwise required by applicable Law. The Parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g).

(c) The Company shall obtain and deliver to Parent at or prior to the Closing a duly executed statement meeting the requirements of Treasury Regulations Section 1.1445-2(c)(3)(i), together with an accompanying notice meeting the requirements of Treasury Regulations Section 1.897-2(h), certifying that the interests in the Company are not “United States real property interests.”

Section 5.9 Listing; De-listing and De-registration. Parent shall use reasonable best efforts to cause the shares of Parent Common Stock to be issued in the First Merger to be approved for listing on the Nasdaq Global Select Market (subject to official notice of issuance) prior to the Effective Time. The Company shall take all actions necessary to permit the shares of Company Common Stock to be de-listed from the Nasdaq Global Market and de-registered under the Exchange Act as soon as possible following the Effective Time.

Section 5.10 Resignation of Officers and Directors. The Company shall use reasonable best efforts to obtain and deliver to Parent at or prior to the Effective Time the resignation of each officer and director of the Company and each Subsidiary of the Company from their respective positions as directors and officers, in each case, to be effective at the Effective Time; provided that any such resignation shall in no way be deemed to be a termination of employment or waiver of, or otherwise prevent such Person from receiving the benefit of, any rights to severance, indemnification, advancement of expenses or insurance maintained for his or her benefit, or other similar rights.

Section 5.11 Takeover Statute. The Company and the Company Board and Parent and the Parent Board shall use their respective reasonable best efforts to (x) take all action reasonably appropriate to ensure no state takeover statute or similar statute or regulation is or becomes applicable to this Agreement or the Contemplated Transactions, and (y) if any state takeover statute or similar statute or regulation becomes applicable to this Agreement or the Contemplated Transactions, take all action reasonably appropriate to ensure the Contemplated Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement.

Section 5.12 Control of the Company’s or Parent’s Operations. Nothing contained in this Agreement shall give Parent or the Company, directly or indirectly, rights to control or direct the operations of the other Party prior to the Effective Time.

Section 5.13 Section 16 Matters. Prior to the Effective Time, each of the Company Board and the Parent Board (or a duly authorized committee thereof) shall take all such actions within its control as may be necessary or appropriate to cause the Contemplated Transactions and any other dispositions of equity securities of the Company (including derivative securities) or acquisitions of equity securities of Parent in connection with the Contemplated Transactions by each individual who is a director or officer (as defined by Rule 16a-1(f) under the Exchange Act) of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, or any director or officer of the Company who will become subject to such reporting requirements with respect to Parent, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 5.14 Approval by Sole Stockholder of Merger Sub I.

(a) Within one Business Day following the execution and delivery of this Agreement by the Parties, Parent, as sole stockholder of Merger Sub I, shall adopt this Agreement and approve the First Merger, in accordance with the DGCL, by written consent.

(b) Parent shall cause the Merger Subs to perform their respective obligations under this Agreement and to consummate the Mergers and other transactions contemplated by this Agreement on the terms and subject to the conditions set forth in this Agreement.

Section 5.15 Securityholder Litigation.

(a) Each Party shall notify the other Party, in writing and promptly after acquiring knowledge thereof, of any Legal Proceeding related to this Agreement, the Mergers or the other Contemplated Transactions that is brought against or, to the Knowledge of the Company or Parent (as applicable), threatened against, either Party, either Party’s Subsidiaries and/or any of their respective directors or officers, and shall keep the other Party informed on a reasonably current basis with respect to the status thereof.

(b) The Company shall give Parent the right to participate in the defense or settlement of any securityholder litigation against the Company, its Subsidiaries and/or any of their respective directors or officers relating to this Agreement, the Mergers or the other Contemplated Transactions. In no event shall the Company enter into or agree to any settlement with respect to such securityholder litigation without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

(c) Prior to Closing, Parent shall consult with the Company and keep the Company reasonably apprised regarding the defense and settlement of any securityholder litigation related to this Agreement, the Mergers or the other Contemplated Transactions against Parent and/or any of its officers or directors. In no event shall Parent enter into or agree to any settlement with respect to such securityholder litigation that would reasonably be expected to prevent or materially impair or materially delay the consummation of the Contemplated Transactions, without the Company’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

(d) For purposes of this Section 5.15, “participate” means that Parent will be kept reasonably apprised of proposed strategy and other significant decisions with respect to any securityholder litigation by the Company (to the extent the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), and will have the right to review and comment on all material filings or responses to be made in connection with any such Legal Proceeding (and the Company shall in good faith take such comments and other advice into consideration), but will not be afforded any decision-making power or authority over such Legal Proceeding, except for the right to consent to any settlement as set forth in this Section 5.15.

Section 5.16 Employee Matters.

(a) Immediately following the Effective Time, the Company shall terminate the employment of each employee of the Company and its Subsidiaries other than the employees Parent notifies the Company in writing not to terminate, such notice to be delivered no later than ten Business Days prior to the Closing Date (the “Continuing Employees”). Parent and the Company agree to cooperate to effect an orderly transition of the Continuing Employees in accordance with and to otherwise comply with the provisions of Section 5.16(a) of the Company Disclosure Schedule. Prior to the Closing Date, the Company shall provide such notices reasonably determined necessary or appropriate by Parent to the affected employees, within five Business Days following Parent’s written request to the Company. Subject to the delivery to the Company of a release of claims in a form reasonably acceptable to the Company and Parent that becomes effective and irrevocable within 60 days following the earlier of an employee’s termination of employment or the Effective Time, the Company (or its Subsidiaries or Affiliates) shall provide each employee who was employed by the Company immediately prior to the Closing Date with (i) severance payments and benefits in accordance with the terms and conditions of the Company’s Severance and Change in Control Policy or Employee Severance Policy, as applicable and as in effect immediately prior to the date of this Agreement and (ii) if applicable, any outstanding, unpaid amounts designated under such former employee’s Retention Bonus Letter with the Company as in effect immediately prior to the date of this Agreement. In addition, Parent acknowledges and agrees that the Mergers shall constitute a “change in control” for purposes of the Company’s Severance and Change in Control Policy.

(b) For a period of twelve months following the Closing (or, if earlier, until the date of termination of the applicable Continuing Employee’s employment with Parent, the Surviving Company or their Affiliates), Parent shall, or shall cause the Surviving Company to, provide each Continuing Employee with a base salary or wage rate and a target annual cash incentive compensation opportunity (excluding any equity, equity-based, change in control, retention or severance benefits or any defined benefit retirement benefits) that are, in each case, no less favorable than those provided to each Continuing Employee as of immediately prior to the Effective Time.

(c) With respect to any Parent Employee Plan (including any vacation, paid time-off, and severance plans), for purposes of eligibility to participate, level of benefits and vesting (but not for purposes of benefit accrual, other than paid time off and vacation or for purposes of severance benefits), each Continuing Employee’s service with the Company or any of its Subsidiaries prior to the Effective Time shall be treated as service with Parent, the Surviving Company or their Affiliates, as applicable; provided, however, that such service need not be recognized (i) to the extent that such recognition would result in any duplication of benefits, (ii) with respect to benefit accrual under any Parent Employee Plan that is a defined benefit pension plan, and (iii) for purposes of any Parent Employee Plan that is grandfathered or frozen, either with respect to level of benefits or participation.

(d) Parent shall waive, or shall cause the Surviving Company or any of its Affiliates to waive, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any health or welfare benefit plan maintained by the Parent, the Surviving Company or any of their Affiliates in which any Continuing Employee (and his or her eligible dependents) shall be eligible to participate from and after the Effective Time. Parent shall recognize, or shall cause the Surviving Company or any of its Affiliates to recognize, the dollar amount of all payments incurred by each Continuing Employee (and his or her eligible dependents) under any applicable Company Employee Plan during the calendar year in which the Effective Time occurs for purposes of satisfying such year’s deductible, co-payment limitations and out-of-pocket maximums under the relevant welfare benefit plans in which such Continuing Employee shall be eligible to participate from and after the Effective Time.

(e) The Company shall pay, or cause to be paid, to each employee of the Company and its Subsidiaries who remains employed as of the Bonus Payment Date or becomes entitled to cash severance under the terms and conditions of the Company’s Severance and Change in Control Policy or Employee Severance Policy, as applicable, and delivers to the Company a release of claims in a form reasonably acceptable to the Company that becomes effective and irrevocable within 60 days following the employees termination of employment, a pro-rated cash bonus in respect of the 2023 fiscal year (a “2023 Bonus”) equal to (x) the employee’s target annual bonus for the 2023 fiscal year, multiplied by (y) a fraction, the numerator of which is the number of calendar days elapsed during such fiscal year through the Closing Date and the denominator of which is 365; provided, that if the Closing Date occurs after December 22, 2023, the 2023 Bonus shall be equal to 100% of the employee’s target annual bonus. Each 2023 Bonus shall be paid by the Company on the earlier of the Closing Date or December 22, 2023 (the “Bonus Payment Date”). Notwithstanding the foregoing, neither Parent nor its Affiliates shall modify or terminate the Severance and Change in Control Policy, the Employee Severance Policy or the Retention Bonus Letters.

(f) Prior to the Effective Time, unless otherwise requested in writing by Parent not later than five days prior to the Effective Time, the Company shall take such actions as are necessary to terminate the 401(k) plan of the Company (the “Company 401(k) Plan”) effective as of the day immediately prior to, and subject to the occurrence of, the Effective Time. Prior to the Closing Date, the Company shall provide Parent with executed resolutions of the Company Board of Directors effecting such termination and amending each such Company 401(k) Plan to the extent necessary to comply with all applicable Laws. Parent shall, as soon as reasonably practicable after the Effective Time, offer participation in a tax qualified defined contribution plan of Parent or its applicable subsidiary (“Parent 401(k) Plan”) to each Continuing Employee who was an active participant in the Company 401(k) Plan as of the date of its termination. If elected by such Continuing Employee in accordance with applicable Laws, Parent shall cause the Parent 401(k) Plan to, following the Closing Date, accept a “direct rollover” to such Parent 401(k) Plan of the account balances (including any participant loans) of such Continuing Employee.

(g) The Company and Parent acknowledge and agree that the provisions of this Section 5.16 are included for the sole benefit of the Parties. Nothing in this Section 5.16 shall, or shall be construed so as to: (i) prevent or restrict in any way the right of Parent or its Affiliates to terminate, reassign, promote or demote any Continuing Employee (or to cause any of the foregoing actions) at any time, or to change (or cause the change of) the title, powers, duties, responsibilities, functions, locations, salaries, other compensation or terms or conditions of employment or service of any such Continuing Employee, (ii) create any third-party rights in any Company Service Provider (or any beneficiaries or dependents thereof), (iii) constitute an amendment or modification of any Company Employee Plan or (iv) obligate any Acquired Company, Parent or any Affiliates thereof to adopt or maintain any Company Employee Plan, Parent Employee Plan or other compensatory or benefits arrangement at any time or prevent any Acquired Company, Parent or any Affiliates thereof from modifying or terminating any Parent Employee Plan, any Company Employee Plan or any other compensatory or benefits arrangement at any time.

(h) During the Pre-Closing Period, the Company shall take all actions necessary to prohibit exercise of Company Options after the tenth Business Day prior to the Scheduled Company Stockholders’ Meeting Date.

Section 5.17 Earn-Out Waiver and Release; Certain Amendments.

(a) During the period commencing on the date of this Agreement and ending on the seventh Business Day prior to the Scheduled Company Stockholders’ Meeting Date, the Company may enter into additional Earn-Out Waiver and Release Agreements, on substantially the same form as the Earn-Out Waiver and Release

Agreements entered into with the Signing Earn-Out Waiver Parties, with additional Legacy Company Stockholders constituting “Company Stockholders” (as defined in the Company DeSPAC Merger Agreement) and other Persons constituting “Earn-Out Service Providers” (as defined in the Company DeSPAC Merger Agreement) (such Legacy Company Stockholders and other Persons, collectively, the “Post-Signing Earn-Out Waiver Parties” and collectively with the Signing Earn-Out Waiver Parties, the “Earn-Out Waiver Parties”). The Company shall not solicit or enter into additional Earn-Out Waiver and Release Agreements after the seventh Business Day prior to the Scheduled Company Stockholders’ Meeting Date.

(b) The Company shall procure that no amendments, waivers or modifications are made with respect to any Earn-Out Waiver and Release Agreement, in any such case, without Parent’s prior written consent. The Company shall procure that no amendments, waivers or modifications are made to the Company DeSPAC Merger Agreement or the Company Earn-Out Escrow Agreement, in any such case, without Parent’s prior written consent.

(c) During the Pre-Closing Period and other than any actions required to be taken by the Company to give effect to the waivers and releases contemplated by the Earn-Out Waiver and Release Agreements, the Company shall not, and shall procure that the Company Board and any committee thereof does not, take, omit to take or permit to be taken by any other Person any action which would result in the reallocation or any other adjustment of the allocation of any Company Earn-Out Shares (including any Company Earn-Out Shares in the “Forfeiture Pool” (as defined in the Company DeSPAC Merger Agreement)) among “Company Stockholders,” “Earn-Out Service Providers” (in each case, as defined in the Company DeSPAC Merger Agreement) or any other Person, in any case, without Parent’s prior written consent.

ARTICLE 6

CONDITIONS

Section 6.1 Conditions to Each Party’s Obligation. The respective obligations of each Party to effect the Mergers and otherwise consummate the Contemplated Transactions are subject to the satisfaction, or waiver by the applicable Party, at or prior to the Closing, of each of the following conditions:

(a) Stockholder Approvals. (i) The Required Company Stockholder Vote shall have been obtained in accordance with applicable Law and the Company’s organizational documents; and (ii) the Required Parent Stockholder Vote shall have been obtained in accordance with applicable Law and Parent’s organizational documents.

(b) Governmental Approvals. (i) In the event a filing a required under the HSR Act, any waiting period applicable to the consummation of the Mergers under the HSR Act shall have expired or been terminated; and (ii) any Governmental Authorization or other Consent required to be obtained with respect to the Mergers under the HSR Act or other Law shall have been obtained and shall remain in full force and effect.

(c) No Restraints. No temporary restraining order, preliminary or permanent injunction or other Order shall have been issued by any Governmental Body and remain in effect, and there shall not be any Law enacted, promulgated or deemed applicable that has the effect of restraining, enjoining or otherwise prohibiting the Mergers.

(d) Effectiveness of Registration Statement. The Form S-4 Registration Statement shall have been declared effective by the SEC in accordance with the provisions of the Securities Act and no stop order suspending the effectiveness of the Form S-4 Registration Statement shall have been issued by the SEC and remain in effect, and no proceeding for that purpose shall have been initiated or threatened.

(e) Listing. The shares of Parent Common Stock to be issued in the First Merger shall have been approved for listing on the Nasdaq Global Select Market (subject to official notice of issuance).

Section 6.2 Conditions to Obligations of Parent and the Merger Subs. The obligations of Parent and the Merger Subs to effect the Mergers and otherwise consummate the Contemplated Transactions are subject to the satisfaction, or waiver by Parent, at or prior to the Closing, of each of the following conditions:

(a) Representations and Warranties.

(i) Each of the Company Designated Representations (other than the representations and warranties set forth in Section 2.3(a) and Section 2.3(b) (Capitalization) and Section 2.9(a) (Absence of Changes)) shall have been accurate in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all material respects as of such date).

(ii) The representations and warranties of the Company set forth in Section 2.3(a) and Section 2.3(b) (Capitalization) and Section 2.9(a) (Absence of Changes) shall have been accurate in all respects, other than de minimis inaccuracies, as of the date of this Agreement and shall be accurate in all respects, other than de minimis inaccuracies, as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all respects, other than de minimis inaccuracies, as of such date).

(iii) Each of the representations and warranties of the Company (other than the Company Designated Representations) shall have been accurate in all respects as of the date of this Agreement and shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all respects as of such date) (in each case, without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein), except where the failure of such representations and warranties to be accurate, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

(b) Performance of Covenants. The Company shall have performed the covenants and obligations in this Agreement to be performed by it prior to the Closing in all material respects.

(c) No Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect that is continuing.

(d) Certificate. Parent and the Merger Subs shall have received at the Closing a certificate duly executed by a senior executive officer of the Company confirming that the conditions set forth in Section 6.2(a), Section 6.2(b) and Section 6.2(c) have been duly satisfied.

Section 6.3 Conditions to Obligations of the Company. The obligation of the Company to effect the Mergers and otherwise consummate the Contemplated Transactions is subject to the satisfaction, or waiver by the Company, at or prior to the Closing, of each of the following conditions:

(a) Representations and Warranties.

(i) Each of the Parent Designated Representations (other than the representations and warranties set forth in Section 3.3(a) and Section 3.3(b) (Capitalization), Section 3.7 (Valid Issuance), and Section 3.10(a) (Absence of Changes)), shall have been accurate in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all material respects as of such date).

(ii) The representations and warranties of Parent and the Merger Subs set forth in Section 3.3(a) and Section 3.3(b) (Capitalization), Section 3.7 (Valid Issuance), and Section 3.10(a) (Absence of Changes) shall have been accurate in all respects, other than de minimis inaccuracies, as of the date of this Agreement and shall be accurate in all respects, other than de minimis inaccuracies, as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all respects, other than de minimis inaccuracies, as of such date).

(iii) Each of the representations and warranties of Parent and the Merger Subs (other than the Parent Designated Representations) shall have been accurate in all respects as of the date of this Agreement and shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all respects as of such date) (in each case, without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth therein), except where the failure of such representations and warranties to be accurate, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

(b) Performance of Covenants. Each of Parent and the Merger Subs shall have performed the covenants and obligations in this Agreement to be performed by it prior to the Closing in all material respects.

(c) No Parent Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Parent Material Adverse Effect that is continuing.

(d) Certificate. The Company shall have received at the Closing a certificate duly executed by a senior executive officer of Parent confirming that the conditions set forth in Section 6.3(a), Section 6.3(b) and Section 6.3(c) have been duly satisfied.

(e) Director Nominee. The Company Board Designee shall have been appointed to Parent’s board of directors in accordance with Section  1.12, with such appointment to be effective as of immediately following the Effective Time.

Section 6.4 Frustration of Closing Conditions. No Party may rely, either as a basis for not consummating the Mergers or the other transactions contemplated hereby or terminating this Agreement and abandoning the Mergers, on the failure of any condition set forth in this Article 6 to be satisfied if such failure was proximately caused by such Party’s material breach of any provision of this Agreement.

ARTICLE 7

TERMINATION

Section 7.1 Termination by Mutual Consent. This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Effective Time (whether before or after the date on which the Required Company Stockholder Vote and the Required Parent Stockholder Vote are obtained) by mutual written consent of Parent and the Company.

Section 7.2 Termination by Either Parent or the Company. This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Effective Time by either Parent or the Company if:

(a) the First Merger shall not have been consummated by 12:00 a.m. (Eastern time) on January 31, 2024 (the “End Date”); provided, however, that the right to terminate this Agreement under this Section 7.2(a) shall not be available to any Party whose material breach of any provision of this Agreement has been the proximate cause of the failure of the First Merger to be consummated by the End Date;

(b) a court of competent jurisdiction or other Governmental Body shall have issued a final and nonappealable Order, or shall have taken any other action, or any Law shall have been enacted, promulgated or enforced having the effect of permanently restraining, enjoining or otherwise prohibiting the Mergers (whether before or after the date on which the Required Company Stockholder Vote and the Required Parent Stockholder Vote are obtained);

(c) the Required Company Stockholder Vote shall not have been obtained at a Company Stockholders’ Meeting (including any adjournments and postponements thereof) at which a final vote on a proposal to adopt this Agreement was taken; provided, however, that the right to terminate this Agreement under this Section 7.2(c) shall not be available to the Company if its material breach of any provision of this Agreement has been the cause of, or resulted in, the failure to obtain the Required Company Stockholder Vote; or

(d) the Required Parent Stockholder Vote shall not have been obtained at a Parent Stockholders’ Meeting (including any adjournments and postponements thereof) at which a final vote on the issuance of shares of Parent Common Stock in the First Merger was taken; provided, however, that the right to terminate this Agreement under this Section 7.2(d) shall not be available to Parent if its material breach of any provision of this Agreement has been the cause of, or resulted in, the failure to obtain the Required Parent Stockholder Vote.

Section 7.3 Termination by Parent. This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Effective Time by Parent if:

(a) at any time prior to the Required Company Stockholder Vote having been obtained, (i) the Company Board shall have made a Company Change in Recommendation, (ii) the Company shall have entered into any letter of intent or similar document or any Contract relating to a Company Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 5.3(b)), or (iii) the Company shall have materially breached or failed to perform in any material respect its obligations set forth in Section 5.3; provided, however, that Parent’s right to terminate this Agreement pursuant to this Section 7.3(a) shall expire upon the receipt of the Required Company Stockholder Vote;

(b) at any time prior to the Required Parent Stockholder Vote having been obtained, (i) the Parent Board authorizes Parent, to the extent permitted by and subject to compliance with Section 5.4, to enter into a definitive Parent Alternative Acquisition Agreement with respect to a Parent Superior Proposal, (ii) concurrently with the termination of this Agreement, Parent enters into such Parent Alternative Acquisition Agreement with respect to a Parent Superior Proposal, and (iii) prior to or concurrently with such termination, Parent pays to the Company, by wire transfer of immediately available funds, the Termination Fee pursuant to Section 7.6; or

(c) at any time prior to the Effective Time (whether before or after the date on which the Required Parent Stockholder Vote is obtained), if there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that any condition set forth in Section 6.2(a) or Section 6.2(b) would not then be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) 30 days following notice to the Company from Parent of such breach or failure and (ii) the date that is three Business Days prior to the End Date; provided, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.3(c) if Parent has breached its representations, warranties, covenants or agreements contained in this Agreement such that any condition set forth in Section 6.3(a) or Section 6.3(b) is not reasonably capable of being satisfied while such breach is continuing, and such breach has not been cured in all material respects.

Section 7.4 Termination by the Company. This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Effective Time by the Company if:

(a) at any time prior to the Required Parent Stockholder Vote having been obtained, (i) the Parent Board shall have made a Parent Change in Recommendation, (ii) Parent shall have entered into any letter of intent or similar document or any Contract relating to a Parent Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 5.4(b)), or (iii) Parent shall have materially breached or failed to perform in any material respect its obligations set forth in Section 5.4; provided, however, that Parent’s right to terminate this Agreement pursuant to this Section 7.4(a) shall expire upon the receipt of the Required Parent Stockholder Vote;

(b) at any time prior to the Required Company Stockholder Vote having been obtained, (i) the Company Board authorizes the Company, to the extent permitted by and subject to compliance with Section 5.3, to enter into a definitive Company Alternative Acquisition Agreement with respect to a Company Superior Proposal, (ii) concurrently with the termination of this Agreement, the Company enters into such Company Alternative Acquisition Agreement with respect to a Company Superior Proposal, and (iii) prior to or concurrently with such termination, the Company pays to Parent, by wire transfer of immediately available funds, the Termination Fee pursuant to Section 7.6; or

(c) at any time prior to the Effective Time (whether before or after the date on which the Required Company Stockholder Vote is obtained), if there has been a breach of any representation, warranty, covenant or agreement made by Parent or the Merger Subs in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that any condition set forth in Section 6.3(a) or Section 6.3(b) would not then be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) 30 days following notice to Parent from the Company of such breach or failure and (ii) the date that is three Business Days prior to the End Date; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.4(c) if the Company has breached its representations, warranties, covenants or agreements contained in this Agreement such that any condition set forth in Section 6.2(a) or Section 6.2(b) is not reasonably capable of being satisfied while such breach is continuing, and such breach has not been cured in all material respects.

Section 7.5 Effect of Termination. In the event of the termination of this Agreement and abandonment of the Mergers pursuant to this Article 7, this Agreement shall become void and of no further force or effect with no liability on the part of any Party (or any of its respective Representatives); provided, however, that: (i) the last sentence of Section 4.1(b), this Section 7.5, Section 7.6, Section 7.7 and Article 8 shall survive the termination of this Agreement and shall remain in full force and effect; (ii) the Confidentiality Agreement shall survive the termination of this Agreement and shall remain in full force and effect in accordance with its terms; (iii) the termination of this Agreement shall not relieve any Party from any liability for Willful Breach of this Agreement prior to such termination; and (iv) the termination of this Agreement shall not relieve any Party from any obligation to pay a Termination Fee, if applicable, pursuant to Section 7.6, or the Reimbursable Expense Amount, if applicable, pursuant to Section 8.1. For purposes of this Agreement, the term “Willful Breach” means a deliberate act or a deliberate failure to act by the breaching Party, taken with the actual knowledge that such act or failure to act would result in or constitute a material breach of this Agreement, regardless of whether breaching was the object of the act or failure to act.

Section 7.6 Termination Fees.

(a) If this Agreement is terminated: (i) by Parent pursuant to Section 7.3(a), (ii) by the Company pursuant to Section 7.4(b), (iii) by the Company or Parent pursuant to Section 7.2(c) following a Company Change in Recommendation, or (iv) by Parent or the Company pursuant to Section 7.2(c) if (x) at or prior to the Company Stockholders’ Meeting a Company Acquisition Proposal shall have been submitted or made (whether or not publicly disclosed or announced) and shall not have been withdrawn and (y) on or prior to the first anniversary of the termination of this Agreement, either (1) a transaction contemplated by such Company Acquisition Proposal is consummated by the Person(s) submitting such Company Acquisition Proposal or (2) a definitive agreement relating to such Company Acquisition Proposal is entered into by the Company or any of its Subsidiaries with the Person(s) submitting such Company Acquisition Proposal, then in each case of the foregoing clauses (i) through (iv), the Company shall pay, or cause to be paid, to Parent, by wire transfer of immediately available funds at the time specified in the following sentence, a nonrefundable fee in the amount of $25,000,000 (the “Company Termination Fee”). The Company Termination Fee shall be paid (A) in the case of a termination by Parent referred to in clause (i) or clause (iii), within two Business Days after termination of this Agreement, (B) in the case of a termination by the Company referred to in clause (ii) or clause (iii), concurrently with the termination of this Agreement, and (C) in the case of a termination referred to in clause (iv), within two Business Days after the first to occur of the events referred to in subclauses (1) or (2) above. In no event shall the Company be obligated to pay the Company Termination Fee on more than one occasion. For purposes of this Section 7.6(a), the references to “20%” in the definition of Company Acquisition Proposal shall be deemed to be references to “50%.”

(b) If this Agreement is terminated: (i) by the Company pursuant to Section 7.4(a), (ii) by Parent pursuant to Section 7.3(b), (iii) by Parent or the Company pursuant to Section 7.2(d) following a Parent Change in Recommendation, or (iv) by Parent or the Company pursuant to Section 7.2(d) if (x) at or prior to the Parent Stockholders’ Meeting a Parent Acquisition Proposal shall have been submitted or made (whether or not publicly disclosed or announced) and shall not have been withdrawn and (y) on or prior to the first anniversary of the termination of this Agreement, either (1) a transaction contemplated by such Parent Acquisition Proposal is consummated by the Person(s) submitting such Parent Acquisition Proposal or (2) a definitive agreement relating to such Parent Acquisition Proposal is entered into by Parent or any of its Subsidiaries with the Person(s) submitting such Parent Acquisition Proposal, then in each case of the foregoing clauses (i) through (iv), Parent shall pay, or cause to be paid, to the Company, by wire transfer of immediately available funds at the time specified in the following sentence, a nonrefundable fee in the amount of $65,000,000 (the “Parent Termination Fee” and, together with the Company Termination Fee, as applicable, a “Termination Fee”). The Parent Termination Fee shall be paid (A) in the case of a termination by the Company referred to in clause (i) or clause (iii), within two Business Days after termination of this Agreement, (B) in the case of a termination by Parent referred to in clause (ii) or clause (iii), concurrently with the termination of this Agreement, and (C) in the case of a termination referred to in clause (iv), within two Business Days after the first to occur of the events referred to in subclauses (1) or (2) above. In no event shall Parent be obligated to pay the Parent Termination Fee on more than one occasion. For purposes of this Section 7.6(b), the references to “20%” in the definition of Parent Acquisition Proposal shall be deemed to be references to “50%.”

Section 7.7 Remedies.

(a) Each Party acknowledges that the agreements contained in Section 7.6 are an integral part of the Contemplated Transactions, and that, without these agreements, no Party would have entered into this Agreement; accordingly, if the Company or Parent fails to pay promptly the Termination Fee pursuant to Section 7.6, and, in order to obtain such Termination Fee, the Party entitled to receive the Termination Fee (the “Recipient”) commences a suit which results in a judgment against the Party obligated to pay the Termination Fee (the “Payor”), the Payor shall pay to the Recipient its costs and expenses (including attorneys’ fees) in connection with such suit, together with interest on the Termination Fee at 500 basis points over the “prime rate” in effect on the date the Termination Fee was required to be paid through the date of full payment thereof.

(b) The Parties agree that, following the termination of this Agreement, the monetary remedies set forth in this Article 7 and Section 8.1 and, prior to the termination of this Agreement, the specific performance remedies set forth in Section 8.7, shall be the sole and exclusive remedies of (i) the Company and its Subsidiaries against Parent, the Merger Subs and any of their respective former, current or future general or limited partners, shareholders, managers, members, Representatives or Affiliates for any loss suffered as a result of the failure of the Contemplated Transactions to be consummated except in the case of a Willful Breach of any covenant, agreement or obligation (in which case only Parent shall be liable for damages for such Willful Breach), and upon payment of such amount, none of Parent, the Merger Subs or any of their respective former, current or future general or limited partners, shareholders, managers, members, Representatives or Affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the Contemplated Transactions, except for the liability of Parent in the case of a Willful Breach of any covenant, agreement or obligation; and

(ii) Parent and the Merger Subs against the Company and its Subsidiaries and any of their respective former, current or future general or limited partners, shareholders, managers, members, Representatives or Affiliates for any loss suffered as a result of the failure of the Contemplated Transactions to be consummated except in the case of a Willful Breach of any covenant, agreement or obligation (in which case only the Company shall be liable for damages for such Willful Breach), and upon payment of such amount, none of the Company and its Subsidiaries or any of their respective former, current or future general or limited partners, shareholders, managers, members, Representatives or Affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the Contemplated Transactions, except for the liability of the Company in the case of a Willful Breach of any covenant, agreement or obligation.

ARTICLE 8

MISCELLANEOUS PROVISIONS

Section 8.1 Expenses.

(a) Except as otherwise provided in this Agreement, all fees and expenses incurred in connection with this Agreement and the Contemplated Transactions shall be paid by the Party incurring such expenses, whether or not the Mergers are consummated.

(b) In the event that this Agreement is terminated by the Company or Parent pursuant to Section 7.2(c) under circumstances in which the Company Termination Fee is not then payable by the Company pursuant to Section 7.6(a), then the Company shall reimburse Parent for all of its reasonable, documented out-of-pocket fees and expenses (including all reasonable, documented fees and expenses of counsel, accountants, investment bankers, experts and consultants to Parent) in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby in an amount not to exceed the Reimbursable Expenses Amount; provided, however, that Parent’s right to reimbursement of expenses under this Section 8.1(b) shall not be available to Parent if its material breach of any provision of this Agreement has been the cause of, or resulted in, the failure to obtain the Required Company Stockholder Vote; provided, further, that any such expenses paid or reimbursed pursuant to this Section 8.1(b) to Parent shall be credited against any Company Termination Fee that may be subsequently paid to Parent.

(c) In the event that this Agreement is terminated by the Company or Parent pursuant to Section 7.2(d) under circumstances in which the Parent Termination Fee is not then payable by Parent pursuant to Section 7.6(b), then Parent shall reimburse the Company for all of its reasonable, documented out-of-pocket fees and expenses (including all reasonable, documented fees and expenses of counsel, accountants, investment bankers, experts and consultants to the Company) in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby in an amount not to exceed the Reimbursable Expenses Amount; provided, however, that the Company’s right to reimbursement of expenses under this Section 8.1(c) shall not be available to the Company if its material breach of any provision of this Agreement has been the cause of, or resulted in, the failure to obtain the Required Parent Stockholder Vote; provided, further, that any such expenses paid or reimbursed pursuant to this Section 8.1(c) to the Company shall be credited against any Parent Termination Fee that may be subsequently paid to the Company.

Section 8.2 Amendment. This Agreement may be amended only by an instrument in writing signed on behalf of each of the Parties and with the approval of the respective boards of directors or managing member, as applicable, of the Parties at any time (whether before or after the Required Company Stockholder Vote and Required Parent Stockholder Vote have been obtained); provided, however, that: (a) after the Required Company Stockholder Vote has been obtained, no amendment shall be made which by applicable Law requires further approval of the stockholders of the Company without the further approval of such stockholders; and (b) after the

Required Parent Stockholder Vote has been obtained, no amendment shall be made which by law or regulation of the Nasdaq Global Select Market requires further approval of the stockholders of Parent without the further approval of such stockholders.

Section 8.3 Waiver.

(a) No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(b) No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

Section 8.4 Survival. This Article 8, Parent’s obligation to pay the Merger Consideration in accordance with Section 1.6(a)(iii) and the amounts provided with respect to Company Equity Awards in Section 1.11, and the agreements of the Parties in Section 1.12 and Section 5.5 shall survive the consummation of the Mergers. All other representations, warranties, covenants and agreements contained in this Agreement or in any certificate delivered pursuant to this Agreement shall not survive the consummation of the Mergers. This Section 8.4 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Closing.

Section 8.5 Entire Agreement; Counterparts; Exchanges by Electronic Transmission. This Agreement, the Company Disclosure Schedule, the Parent Disclosure Schedule, the Company Stockholder Voting Agreements, the Parent Voting Agreements, the Company Stockholder Lock-Up Agreements, the Parent Lock-Up Agreements and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all Parties by electronic transmission in .PDF format shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

Section 8.6 Governing Law and Venue; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 8.6; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party; and (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 8.11 of this Agreement. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY ACTION OR PROCEEDING WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND

UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.6.

Section 8.7 Specific Performance. The Parties acknowledge and agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages (and each Party hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at Law or in equity. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to applicable Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that the Company or Parent otherwise have an adequate remedy at law. The Parties further agree that (i) by seeking the remedies provided for in this Section 8.7, a Party shall not in any respect waive its right to seek any other form of remedy or relief that may be available to a Party under this Agreement (including monetary damages) or at law, and (ii) nothing set forth in this Section 8.7 shall require any Party to institute any Legal Proceeding for (or limit any Party’s right to institute any Legal Proceeding for) specific performance under this Section 8.7 prior or as a condition to exercising any termination right under Article 7 (and receiving the Parent Termination Fee or Company Termination Fee, as applicable, or pursuing damages after such termination to the extent available under this Agreement), nor shall the commencement of any Legal Proceeding pursuant to this Section 8.7 or anything set forth in this Section 8.7 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article 7 or pursue any other remedies under this Agreement that may be available at or following such termination; provided, that in no event shall the Company be entitled to receive both (x) a grant of specific performance that results in the occurrence of the Closing, on the one hand, and (y) the Parent Termination Fee, on the other hand, nor shall Parent be entitled to receive both (x) a grant of specific performance that results in the occurrence of the Closing, on the one hand, and (y) the Company Termination Fee, on the other hand. For the avoidance of doubt, and subject to the immediately preceding proviso, a Party may concurrently seek specific performance or other equitable relief and any monetary damages, remedies or awards that may be available to such Party under this Agreement or at law.

Section 8.8 Disclosure Schedules. The Company Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in Article 2, and the disclosures in any section or subsection of the Company Disclosure Schedule qualify other sections and subsections in Article 2 to the extent it is readily apparent on its face from a reading of the disclosure that such disclosure is applicable to such other sections and subsections. The Parent Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in Article 3, and the disclosures in any section or subsection of the Parent Disclosure Schedule qualify other sections and subsections in Article 3 to the extent it is readily apparent on its face from a reading of the disclosure that such disclosure is applicable to such other sections and subsections. For purposes of this Agreement: (a) each statement or other item of information set forth in the Company Disclosure Schedule is intended only to qualify and limit the representations, warranties, covenants and agreements of the Company contained in this Agreement and shall not be deemed to expand in any way the scope or effect of any such representations, warranties, covenants and agreements; and (b) each statement or other item of information set forth in the Parent Disclosure Schedule is intended only to qualify and limit the representations, warranties, covenants and agreements of Parent and the Merger Subs contained in this Agreement and shall not be deemed to expand in any way the scope or effect of any such representations, warranties, covenants and agreements. The Company Disclosure Schedule and Parent Disclosure Schedule shall each be delivered as of the date hereof, and no amendments or modifications thereto shall be made. Any purported update or modification to the Company Disclosure Schedule or Parent Disclosure Schedule after the date hereof shall be disregarded.

Section 8.9 Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of a Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Parties, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by any Party without the prior written consent of the other parties shall be void and of no effect.

Section 8.10 No Third Party Beneficiaries. This Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, other than (a) the right of the Company’s stockholders to receive the Merger Consideration after the Closing in accordance with Article 1, (b) the right of the holders of Company Equity Awards and Company Warrants to receive such consideration as provided for in Section 1.11 at or after the Closing, (c) Section 1.12 (which is intended for the benefit of, and shall be enforceable by, the Company Board Designee referenced therein), and (d) as specifically provided in Section 5.5; provided, that, in the event that this Agreement is validly terminated prior to the occurrence of the Closing and as a result of a Willful Breach of this Agreement by Parent or the Merger Subs, each holder of Company Common Stock will be deemed to be a third party beneficiary of this Agreement solely for purposes of determining damages with respect to such Willful Breach under this Agreement, but the right to enforce any such breach will be solely a right of the Company (and not of any such holder) and will be exercised by the Company in its sole and absolute discretion.

Section 8.11 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (b) upon delivery in the case of delivery by hand, or (c) on the date delivered in the place of delivery if sent by email (if no automated notice of delivery failure is received by the sender) prior to 5:00 p.m. (Eastern time), otherwise on the next succeeding Business Day, in each case to the intended recipient as set forth below:

if to Parent or the Merger Subs:

c/o Revolution Medicines, Inc.

700 Saginaw Drive

Redwood City, California

Attention: General Counsel

E-mail: legal@revmed.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Attention: Mark V. Roeder; Joshua M. Dubofsky; Ian Nussbaum

E-mails: mark.roeder@lw.com; josh.dubofsky@lw.com;

ian.nussbaum@lw.com

if to the Company:

EQRx, Inc.

50 Hampshire Street

Cambridge, Massachusetts 02139

Attention: Dina Ciarimboli

E-mail: ###

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02110

Attention: Stuart M. Cable; Lisa R. Haddad; Andrew Goodman; Tevia Pollard E-mail: scable@goodwinlaw.com; lhaddad@goodwinlaw.com;

agoodman@goodwinlaw.com; tpollard@goodwinlaw.com

or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

Section 8.12 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

Section 8.13 No Other Representations and Warranties.

(a) Except for the representations and warranties of the Company contained in Article 2, Parent and the Merger Subs acknowledge that neither the Company nor any of its Subsidiaries is making and has not made, and no other Person is making or has made on behalf of the Company or any of its Subsidiaries, any express or implied representation or warranty in connection with this Agreement or the Contemplated Transactions. Neither Parent nor either Merger Sub is relying and neither Parent nor either Merger Sub has relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties in Article 2, including the Company Disclosure Schedule. Such representations and warranties by the Company constitute the sole and exclusive representations and warranties of the Company and its Subsidiaries in connection with the Contemplated Transactions and each of Parent and the Merger Subs understands, acknowledges and agrees that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by the Company and its Subsidiaries. In particular, and without limiting the generality of the foregoing, except for the representations and warranties made by the Company in Article 2, including the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is making and has not made, and no other Person is making or has made on behalf of the Company or any of its Subsidiaries, any express or implied representation or warranty with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to the Company, any of its Subsidiaries or their respective businesses or (ii) any oral, written, video, electronic or other information presented to Parent, the Merger Subs or any of their respective Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or the course of the Contemplated Transactions.

(b) Except for the representations and warranties of Parent and the Merger Subs contained in Article 3, the Company acknowledges that neither Parent nor either Merger Sub, nor any of Parent’s Subsidiaries is making or has made, and no other Person is making or has made on behalf of Parent or either Merger Sub or any of Parent’s Subsidiaries, any express or implied representation or warranty in connection with this Agreement or the Contemplated Transactions. The Company is not relying and it has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties in Article 3, including the Parent Disclosure Schedule. Such representations and warranties by Parent and the Merger Subs constitute the sole and exclusive representations and warranties of Parent and the Merger Subs in connection with the Contemplated Transactions and the Company understands, acknowledges and agrees that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by Parent, the Merger Subs and Parent’s Subsidiaries. In particular, and without limiting the generality of the foregoing, except for the representations and warranties made by Parent and the Merger Subs in Article 3, including the Parent Disclosure Schedule, neither Parent nor either Merger Sub nor any of Parent’s Subsidiaries is making and has not made, and no other Person is making or has made on behalf of Parent or either Merger Sub or any of Parent’s Subsidiaries, any express or implied representation or warranty with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to Parent, the Merger Subs any of Parent’s Subsidiaries or their respective businesses or (ii) any oral, written, video, electronic or other information presented to the Company or any of its Representatives in the course of their due diligence investigation of Parent and the Merger Subs, the negotiation of this Agreement or the course of the Contemplated Transactions.

Section 8.14 Construction.

(a) References to “cash,” “dollars” or “$” are to U.S. dollars.

(b) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(c) The Parties have participated jointly in the negotiating and drafting of this Agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

(d) As used in this Agreement, (i) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation,” and (ii) the word “or” is not exclusive.

(e) Except as otherwise indicated, all references in this Agreement to “Articles,” “Sections,” “Exhibits” and “Schedules” are intended to refer to Articles and Sections of this Agreement and Exhibits and Schedules to this Agreement, respectively. Any capitalized terms used in any Exhibits or Schedules but not otherwise defined therein have the meanings ascribed to such terms as in this Agreement.

(f) Any reference to legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefore and all rules, regulations, and statutory instruments issued or related to such legislations.

(g) The bold-faced and/or underlined headings and table of contents contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(h) Each of “delivered” or “made available” means, with respect to any documentation, that prior to 11:59 p.m. (Eastern time) on the date that is one calendar day prior to the date of this Agreement (i) a copy of such material has been posted to and made available by a Party to the other Party and its Representatives in the electronic data room maintained by such disclosing Party or (ii) such material is disclosed in the Company SEC Documents or the Parent SEC Documents filed with the SEC prior to the date hereof and publicly made available on the SEC’s Electronic Data Gathering Analysis and Retrieval system.

(i) Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in New York, New York are authorized or obligated by Law to be closed, the Party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular Business Day.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

REVOLUTION MEDICINES, INC.

By:	/s/ Mark A. Goldsmith
Name:	Mark A. Goldsmith, M.D., Ph.D.
Title:	President and Chief Executive Officer

EQUINOX MERGER SUB I, INC.

By:	/s/ Jeff Cislini
Name:	Jeff Cislini
Title:	President, Secretary and Assistant Treasurer

EQUINOX MERGER SUB II LLC

By:	/s/ Jeff Cislini
Name:	Jeff Cislini
Title:	President, Secretary and Assistant Treasurer

[Signature Page to Agreement and Plan of Merger]

EQRX, INC.

By:	/s/ Melanie Nallicheri
Name:	Melanie Nallicheri
Title:	President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A

CERTAIN DEFINITIONS

For purposes of this Agreement (including this Exhibit A):

“Acceptable Confidentiality Agreement” means a confidentiality agreement that is either (i) in effect as of the date hereof or (ii) entered into or effective after the date of this Agreement containing confidentiality and non-use terms that are no less favorable, and the other provisions contained therein are no less favorable in the aggregate, to the counterparty thereto than the terms of the Confidentiality Agreement; provided, that an “Acceptable Confidentiality Agreement” shall not include any provision that (x) prohibits or otherwise restricts Parent or the Company (as the case may be) from complying with its obligations under Section 5.3 or Section 5.4, as applicable (it being agreed that such confidentiality agreement need not prohibit the making of a Company Acquisition Proposal or Parent Acquisition Proposal, as applicable, or otherwise contain any standstill or similar provision) and (y) requires the Company or Parent (or any of their respective Subsidiaries), as applicable, to pay or reimburse the counterparty’s fees, costs or expenses.

“Acquired Company” or “Acquired Companies” shall mean, individually or collectively as the context requires, the Company and its Subsidiaries.

An “Affiliate” of any Person shall mean any other Person, that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person, and, for the purposes of this definition only, “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management, policies or activities of a Person whether through the ownership of securities, by contract or agency or otherwise.

“Aggregate Net Option Shares” shall mean a number of shares of Company Common Stock equal to the quotient (rounded up to the nearest whole share) of (a) the Aggregate Option Net Value, divided by (b) the Per Share Value.

“Aggregate Option Exercise Price” shall mean the aggregate exercise price of all In-The-Money Options as of immediately prior to the Effective Time, assuming such In-The-Money Options are exercised in full.

“Aggregate Option Net Value” shall mean a dollar amount equal to (a) the Aggregate Option Share Value, minus (b) the Aggregate Option Exercise Price.

“Aggregate Option Share Value” shall mean a dollar amount (rounded down to the nearest cent) equal to the product of (a) the aggregate number of shares of Company Common Stock subject to In-The-Money Options outstanding as of immediately prior to the Effective Time, multiplied by (b) the Per Share Value.

“Aggregate Parent Share Consideration” shall mean a number of shares of Parent Common Stock equal to the sum (rounded to the nearest whole share) of (a) 7,692,308, plus (b) the quotient of (i) $870,000,000, divided by (ii) (A) the Parent Reference Price, multiplied by (B) 0.94.

“Business Day” shall mean any day other than (i) a Saturday or a Sunday or (ii) a day on which commercial banking institutions in New York, New York are authorized or required by applicable Law to be closed.

“Code” shall mean the United States Internal Revenue Code of 1986, as amended.

“Company Budget” shall mean the quarterly operating and capital expenditure budget of the Company and its Subsidiaries for the period beginning July 1, 2023, delivered by the Company concurrently with the execution of this Agreement, a copy of which is attached hereto as Schedule A-1.

“Company Common Stock” shall mean the Common Stock, $0.0001 par value per share, of the Company.

“Company Contract” shall mean any Contract: (a) to which any Acquired Company is a party; (b) by which any Acquired Company or any Intellectual Property owned or licensed by the Acquired Companies or any other asset of the Acquired Companies is or may become bound or under which any Acquired Company has, or may become subject to, any obligation; or (c) under which any Acquired Company has or may acquire any right or interest.

“Company Designated Representations” shall mean the representations and warranties of the Company set forth in Section 2.1(a) (Organization and Good Standing), Section 2.2 (Due Authorization; Agreement), Section 2.3(a) and Section 2.3(b) (Capitalization), Section 2.5 (Inapplicability of Takeover Laws), Section 2.6 (Board Approval; Vote Required), Section 2.9(a) (Absence of Changes) and Section 2.29 (Brokers).

“Company DeSPAC Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of August 5, 2021, by and among the Company (formerly known as CM Life Sciences III Inc.), Clover III Merger Sub Inc. and EQRx, Inc., as it may be amended, modified or supplemented from time to time.

“Company Disclosure Schedule” shall mean the Company Disclosure Schedule that has been prepared by the Company in accordance with the requirements of Section 8.8 and that has been delivered by the Company to Parent and the Merger Subs on the date of the Agreement.

“Company Earn-Out” shall mean the obligation of the Company to deliver up to 50,000,000 shares of Company Common Stock on the terms and subject to the conditions specified in Article III of the Company DeSPAC Merger Agreement (including any such shares of Company Common Stock underlying “Earn-out RSUs” (as defined in the Company DeSPAC Merger Agreement)), as amended, and the related rights and obligations of the Company and the other parties to the Company DeSPAC Merger Agreement, as amended, and Contracts ancillary thereto.

“Company Earn-Out Escrow Agreement” shall mean that certain Earnout Escrow Agreement, dated as of December 10, 2021, by and among the Company (formerly known as CM Life Sciences III Inc.), CMLS Holdings III LLC and Continental Stock Transfer & Trust Company, as it may be amended, modified or supplemented from time to time.

“Company Earn-Out Shares” shall mean the shares of Company Common Stock that are issued and outstanding and held in escrow, subject to release from escrow to applicable “Company Stockholders” and “Earn-Out Service Providers” (in each case, as such terms are defined in the Company DeSPAC Merger Agreement) on the terms and subject to the conditions of the Company Earn-Out, including any capital stock, equity securities or other consideration for which such shares of Company Common Stock may be exchanged (including any shares of Parent Common Stock).

“Company Employee Plans” shall mean, collectively: (a) each “employee benefit plan,” as defined in Section 3(3) of ERISA (whether or not subject to ERISA), (b) each employment, consulting or other service agreement, letter or arrangement, (c) each termination, severance, bonus, commission, profit-sharing, option, restricted stock unit, restricted stock or other equity or equity-related rights, incentive or deferred compensation, vacation or paid-time-off benefits, insurance (including any self-insured arrangements), death, life, dental, vision, health or medical benefits, employee assistance, disability or sick leave benefits, workers’ compensation, supplemental unemployment benefits, retention, transaction, change in control, savings, pension, post-employment or retirement, cafeteria, flex spending, or welfare fringe benefit Contract, plan, policy, agreement, program or arrangement, and (d) each other employee compensation or benefit plan, program, policy, agreement, program, arrangement or commitment, in each case, which is maintained, sponsored, administered or contributed to by any Acquired Company or with respect to which any Acquired Company has any obligation or liability (whether actual or contingent, direct or indirect, including on account of any ERISA Affiliate of an Acquired Company) excluding any statutory plans maintained by a Governmental Body.

“Company ESPP” shall mean the EQRx, Inc. 2021 Employee Stock Purchase Plan, as amended.

“Company Intellectual Property” shall mean all Company Owned Intellectual Property and all Company Licensed Intellectual Property.

“Company Licensed Intellectual Property” shall mean all Intellectual Property owned by a third party that is licensed to any Acquired Company pursuant to a Contract to which they are a party and is used in the business of the Acquired Companies, as currently conducted.

“Company Material Adverse Effect” shall mean any fact, effect, change, event, development or circumstance (collectively, “Effect”) that, considered individually or together with all other Effects, (a) has or would reasonably be expected to have a material adverse effect on the assets, liabilities (whether matured or unmatured, absolute or contingent, or otherwise), business, financial condition or results of operations of the Acquired Companies, taken as a whole, or (b) would reasonably be expected to prevent or materially impair or delay the consummation of the Contemplated Transactions by the Company; provided, however, that, in no event shall any Effects resulting from any of the following, alone or in combination, be taken into account in determining whether there has occurred a Company Material Adverse Effect under the foregoing clause (a): (i) general business or economic conditions generally affecting the industries in which the Acquired Companies operate; (ii) acts of war, the outbreak or escalation of armed hostilities, acts of terrorism, earthquakes, wildfires, hurricanes or other natural disasters and health emergencies, including pandemics (including COVID-19 and any evolutions or mutations thereof); (iii) any effect, change, event or occurrence generally affecting the credit or financial or capital markets in the United States, including changes in interest or exchange rates, monetary policy or inflation; (iv) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP); (v) any change in the stock price or trading volume of Company Common Stock (it being understood, however, that any Effect causing or contributing to any change in stock price or trading volume of Company Common Stock may be taken into account in determining whether a Company Material Adverse Effect has occurred, unless such Effects are otherwise excepted from this definition); (vi) the failure of the Company to meet internal or analysts’ expectations or projections or the results of operations of the Company (it being understood, however, that any Effect causing or contributing to such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred, unless such Effects are otherwise excepted from this definition); (vii) any securityholder litigation described in Section 5.15 that is brought against the Company, its Subsidiaries and/or any of the Company’s directors or officers; (viii) the winding down of the Company’s programs described in Section 4.2(a)(ii) of the Company Disclosure Schedule to the extent undertaken in accordance with Section 4.2; or (ix) the execution, announcement or performance of this Agreement or the pendency or consummation of the Mergers or the Contemplated Transactions, including any disruption in or termination of (or loss of or other negative effect or change with respect to) contractual relationships with existing employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees or similar business relations (it being understand, however, that this clause (ix) shall not apply to any representation or warranty of the Company that is expressly intended to address the consequences of the execution, announcement or performance of this Agreement or the consummation or pendency of the Contemplated Transactions); except, in each case, with respect to clauses (i) through (iii), to the extent disproportionately affecting the Acquired Companies, taken as a whole, relative to other similarly situated companies in the industries in which the Acquired Companies operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a Company Material Adverse Effect.

“Company Option” shall mean each outstanding and unexercised option to purchase shares of Company Common Stock that was granted by the Company, whether or not under a Company Stock Incentive Plan.

“Company Owned Intellectual Property” means all Intellectual Property owned by any Acquired Company or that any Acquired Company purports to own and is used in the business of the Acquired Companies, as currently conducted, in each case whether wholly owned (“Company Solely Owned Intellectual Property”) or jointly owned with others (“Company Jointly Owned Intellectual Property”).

“Company Registered IP” means all Company Intellectual Property that are the subject of an application for registration or a registration with any Governmental Body in any jurisdiction or Internet domain name registrar, including all patents, registered copyrights, registered trademarks, registered mask works, and registered domain names, and any and all applications for any of the foregoing.

“Company Restricted Stock” shall mean share of Company Common Stock that is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code.

“Company RSU” shall mean each outstanding restricted stock unit representing the right to receive one or more shares of Company Common Stock or the cash value thereof upon vesting and settlement, whether or not under a Company Stock Incentive Plan.

“Company Service Provider” means each current or former officer, employee, individual independent contractor or consultant (including those providing services through their wholly owned entities), manager or director of any Acquired Company.

“Company Software” shall mean all Software used in the business of the Company or any of its Subsidiaries, as currently conducted.

“Company Stock Incentive Plans” shall mean (a) the EQRx, Inc. 2019 Stock Option and Grant Plan, as amended, and/or (b) the EQRx, Inc. 2021 Stock Option and Incentive Plan, as amended.

“Company Warrant” shall mean warrants to purchase shares of Company Common Stock from the Company, whether granted by the Company pursuant to a Company Stock Incentive Plan, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested.

“Confidentiality Agreement” shall mean that certain Confidentiality Agreement, dated as of May 20, 2023, between the Company and Parent, as amended by that certain Amendment No. 1 to Confidentiality Agreement, dated as of July 6, 2023.

“Consent” shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

“Contemplated Transactions” shall mean the Mergers and the other transactions contemplated by this Agreement.

“Contract” shall mean any written, oral or other agreement, contract, subcontract, lease, understanding, arrangement, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

“Data Protection Laws” shall mean any applicable Laws relating to the Processing of data, including use of data for training artificial intelligence/machine learning algorithms, data privacy, data security, data breach notification, and the cross-border transfer of Personal Data.

“Data Protection Requirements” shall mean, to the extent relating to privacy, data protection or other Processing and/or security of an Personal Data, all applicable (a) Data Protection Laws; (b) all applicable regulatory guidelines and published interpretations by Governmental Authorities of such Data Protection Laws; (c) Privacy Policies of the Acquired Companies; and (d) terms of any Contracts to which any Acquired Company is bound relating to the Processing of Personal Data by any Acquired Company (together, the “Privacy Contracts”).

“DGCL” shall mean the General Corporation Law of the State of Delaware, as amended.

“DLLCA” shall mean the Delaware Limited Liability Company Act, as amended. “Encumbrance” shall mean any lien, pledge, hypothecation, charge, mortgage, easement, encroachment, imperfection of title, title exception, title defect, right of possession, lease, tenancy license, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Earn-Out Waiver and Release Agreement” shall mean a Waiver and Release entered into by and between the Company and the applicable Earn-Out Waiver Party, in each case, in substantially the form of the Earn-Out Waiver and Release Agreements entered into on or prior to the date of this Agreement.

“Environmental Law” means any Law concerning or relating to pollution or protection of the environment or natural resources, or protection of human health and safety as related to exposure to any Hazardous Material.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” of any entity means any other entity which, together with such entity, is or was at any relevant time treated as a single employer under Section 414 of the Code.

“EU GDPR” means the General Data Protection Regulation 2016/679.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Exchange Ratio” shall mean the quotient (rounded to the fourth decimal place) of (a) the Aggregate Parent Share Consideration, divided by (b) the Outstanding Company Shares.

“FDA” means the United States Food and Drug Administration, or any successor thereto.

“FDCA” means the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, and the rules and regulations promulgated thereunder.

“Form S-4 Registration Statement” shall mean the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of Parent Common Stock in the First Merger, as said registration statement may be amended or supplemented prior to the time it is declared effective by the SEC.

“GAAP” shall mean generally accepted accounting principles in the United States.

“Governmental Authorization” shall mean any: (a) permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any applicable Law; or (b) right under any Contract with any Governmental Body.

“Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal); or (d) self-regulatory organization (including the Nasdaq Global Market and the Nasdaq Global Select Market).

“Hazardous Materials” means any substance, material or waste that is listed, defined or otherwise characterized as “hazardous”, “toxic”, “radioactive” or a “pollutant”, or “contaminant” or terms of similar meaning or effect under any Environmental Law, including petroleum or its by-products, asbestos and polychlorinated biphenyls.

“Healthcare Laws” means all applicable health care Laws relating to the ownership, testing, development, sale, marketing, manufacture, packaging, processing, use, distribution, storage, import, export or disposal of any products or product candidates, including the FDCA, the Public Health Service Act (42 U.S.C. § 201 et seq.), the Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the U.S. Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), the Civil False Claims Act (31 U.S.C. § 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), all criminal Laws relating to health care fraud and abuse, including 18 U.S.C. §§ 286, 287, 1035, 1347, 1349 and the health care fraud criminal provisions under HIPAA (42 U.S.C. § 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), any other Law governing a government healthcare program, and any and all other comparable state, local, federal or foreign Laws applicable to Company and its Subsidiaries or Parent and its Subsidiaries, and the regulations promulgated pursuant to such Laws, as each of the foregoing may be amended from time to time.

“HIPAA” means the U.S. Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. § 17921 et seq.), and all regulations promulgated thereunder.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“In-The-Money Option” shall mean a Company Option that is outstanding and unexercised immediately prior to the Effective Time with a per share exercise price that is less than the Per Share Value.

“Intellectual Property” means any and all intellectual property rights and other proprietary rights of any kind, whether registered or unregistered, as they exist anywhere in the world, including any and all states, countries or other territorial or regional rights in, arising out of or associated with any of the following: (a) patents and patent applications (including any provisionals, non-provisionals, renewals, extensions, divisions, continuations, continuations-in-part, reissues, invention disclosures, reexaminations and interferences thereof, substitutions and foreign counterparts relating to any such patents and patent applications, and industrial property rights); (b) trademarks, service marks, trade dress, trade and brand names and logos and social media designations, together with all goodwill associated therewith and symbolized thereby and any registrations and applications for registration therefor; (c) rights associated with works of authorship (whether copyrightable or not), including exclusive exploitation rights, copyrights, mask works and designs and related moral rights, and any registrations and applications for registration therefor, and all renewals, extensions, restorations or reversions of the foregoing, including all rights of authorship, use, publication, publicity, reproduction, distribution, income, performance and transformation; (d) internet domain names, URLs, or other names and locators associated with the internet; (e) trade secrets and other intellectual property rights in know-how (whether or not patentable), inventions, processes, procedures, recipes, specifications, improvements, formulae, manufacturing and other procedures, operating procedures, methods, techniques and all research and development information, and other confidential and proprietary information rights and all documentation related to the foregoing; (f) rights in databases and data collections (including knowledge databases, customer lists and customer databases); (g) intellectual property rights in Software; and (h) all past, present and future rights to sue or recover and retain damages and costs and attorneys’ fees, claims and causes of action arising out of or related to infringement, dilution, misappropriation, or other violation of any of the foregoing.

“IRS” shall mean the United States Internal Revenue Service.

“Joint Proxy Statement/Prospectus” shall mean the joint proxy statement/prospectus to be sent to the Company’s stockholders in connection with the Company Stockholders’ Meeting and to Parent’s stockholders in connection with the Parent Stockholders’ Meeting, as amended or supplemented from time to time.

“Knowledge of Parent” or a similar phrase shall mean the actual knowledge of Mark A. Goldsmith, M.D., Ph.D., Margaret A. Horn and Jack Anders after making reasonable inquiry of those employees of the Parent Companies primarily responsible for such matters.

“Knowledge of the Company” or a similar phrase shall mean the actual knowledge of Melanie Nallicheri, Christine Loggins and Emily Harrison after making reasonable inquiry of those employees of the Acquired Companies primarily responsible for such matters.

“Law” shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, order, award, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the Nasdaq Global Market and the Nasdaq Global Select Market).

“Legal Proceeding” shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, assessment, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

“Option Reference Price” shall mean the Parent Reference Price.

“Order” shall mean any order, writ, injunction, judgment or decree of a Governmental Body of competent jurisdiction.

“Outstanding Company Shares” shall mean the sum of (a) the number of shares of Company Common Stock (including shares of Company Restricted Stock, but excluding the Company Earn-Out Shares) issued and outstanding immediately prior to the Effective Time (provided, that for purposes of this definition, any Company Option or Company Warrant exercised after the date hereof and for which the exercise price was paid to the Company in cash shall be deemed to have instead been exercised pursuant to a “net exercise” arrangement and the outstanding shares of Company Common Stock shall be adjusted downward to reflect the difference between (i) the number of shares of Company Common Stock issued by the Company upon exercise of such Company Option or Company Warrant and (ii) the number of shares of Company Common Stock that the Company would have issued on a “net exercise” basis), plus (b) the Aggregate Net Option Shares, plus (c) the number of shares of Company Common Stock subject to outstanding Company RSUs that are outstanding immediately prior to the Effective Time, plus (d) ten percent (10%) of the number of shares of Company Common Stock subject to outstanding Company Warrants immediately prior to the Effective Time; plus (e) ten percent (10%) of the number of shares of Company Common Stock subject to the Company Earn-Out other than any Waived Earn-Out Shares. For the avoidance of doubt, Outstanding Company Shares shall not include any Waived Earn-Out Shares.

“Parent Common Stock” shall mean the Common Stock, $0.0001 par value per share, of Parent.

“Parent Company” or “Parent Companies” shall mean, individually or collectively as the context requires, Parent and its Subsidiaries.

“Parent Designated Representations” shall mean the representations and warranties of Parent and the Merger Subs set forth in Section 3.1(a) (Organization and Good Standing; Subsidiaries), Section 3.2 (Due Authorization; Agreement), Section 3.3(a) and Section 3.3(b) (Capitalization), Section 3.5 (Inapplicability of Takeover Laws), Section 3.6 (Board Approval; Vote Required), Section 3.7 (Valid Issuance) Section 3.10(a) (Absence of Changes) and Section 3.28 (Brokers).

“Parent Disclosure Schedule” shall mean the Parent Disclosure Schedule that has been prepared by Parent and the Merger Subs in accordance with the requirements of Section 8.8 and that has been delivered by Parent and the Merger Subs to the Company on the date of the Agreement.

“Parent Employee Plan” shall mean, collectively: (a) each “employee benefit plan,” as defined in Section 3(3) of ERISA (whether or not subject to ERISA), (b) each employment, consulting or other service agreement, letter or arrangement, (c) each termination, severance, bonuses, commission, profit-sharing, option, restricted stock unit, restricted stock or other equity or equity-related rights, incentive or deferred compensation, vacation or paid-time-off benefits, insurance (including any self-insured arrangements), death, life, dental, vision, health or medical benefits, employee assistance, disability or sick leave benefits, workers’ compensation, supplemental unemployment benefits, retention, transaction, change in control, savings, pension, post-employment or retirement, cafeteria, flex spending, or welfare fringe benefit Contract, plan, policy, agreement, program or arrangement, and (d) each other employee compensation or benefit plan, program, policy, agreement, program, arrangement or commitment, in each case, which is maintained, sponsored, administered or contributed to by Parent or with respect to which Parent has any obligation or liability (whether actual or contingent, direct or indirect, including on account of any ERISA Affiliate of Parent), excluding any statutory plans maintained by a Governmental Body.

“Parent ESPP” shall mean the Revolution Medicines, Inc. 2020 Employee Stock Purchase Plan, as amended.

“Parent Licensed Intellectual Property” shall mean all Intellectual Property owned by a third party that is licensed to any Parent Company pursuant to a Contract to which they are a party and is used in the business of the Parent Companies, as currently conducted.

“Parent Intellectual Property” shall mean all Parent Owned Intellectual Property and all Parent Licensed Intellectual Property.

“Parent Material Adverse Effect” shall mean any Effect that, considered individually or together with all other Effects, (a) has or would reasonably be expected to have a material adverse effect on, the assets, liabilities (whether matured or unmatured, absolute or contingent, or otherwise), business, financial condition or results of operations of the Parent Companies, taken as a whole, or (b) would reasonably be expected to prevent or materially impair or delay the consummation of the Contemplated Transactions by Parent or either Merger Sub; provided, however, that, in no event shall any Effects resulting from any of the following, alone or in combination, be taken into account in determining whether there has occurred a Parent Material Adverse Effect under the foregoing clause (a): (i) general business or economic conditions generally affecting the industries in which the Parent Companies operate; (ii) acts of war, the outbreak or escalation of armed hostilities, acts of terrorism, earthquakes, wildfires, hurricanes or other natural disasters and health emergencies, including pandemics (including COVID-19 and any evolutions or mutations thereof); (iii) any effect, change, event or occurrence generally affecting the credit or financial or capital markets in the United States, including changes in interest or exchange rates, monetary policy or inflation; (iv) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP); (v) any change in the stock price or trading volume of Parent Common Stock (it being understood, however, that any Effect causing or contributing to any change in stock price or trading volume of Parent Common Stock may be taken into account in determining whether a Parent Material Adverse Effect has occurred, unless such Effects are otherwise excepted from this definition); (vi) the failure of Parent to meet internal or analysts’ expectations or projections or the results of operations of Parent (it being understood, however, that any Effect causing or contributing to such failure may be taken into account in determining whether a Parent Material Adverse Effect has occurred, unless such Effects are otherwise excepted from this definition); (vii) any securityholder litigation described in Section 5.15 that is brought against Parent, its Subsidiaries and/or any of Parent’s directors or officers; or (viii) the execution, announcement or performance of this Agreement or the pendency or consummation of the Mergers or the Contemplated Transactions, including any disruption in or termination of (or loss of or other negative effect or change with respect to) contractual relationships with existing employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees or similar business relations (it being understand, however, that this clause (viii) shall not apply to any representation or warranty of Parent that is expressly intended to address the consequences of the execution, announcement or performance of this Agreement or the consummation or pendency of the Contemplated Transactions); except, in each case, with respect to clauses (i) through (iii), to the extent disproportionately affecting the Parent Companies, taken as a whole, relative to other similarly situated companies in the industries in which the Parent Companies operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a Parent Material Adverse Effect.

“Parent Owned Intellectual Property” means all Intellectual Property owned by any Parent Company or that any Parent Company purports to own and is used in the business of the Parent Companies, as currently conducted, in each case whether wholly owned (“Parent Solely Owned Intellectual Property”) or jointly owned with others (“Parent Jointly Owned Intellectual Property”).

“Parent Reference Price” shall mean the daily volume weighted average closing price of one share of Parent Common Stock on the Nasdaq Global Select Market, as such daily volume weighted average closing price is reported by Bloomberg L.P., calculated to four decimal places and determined without regard to after-hours trading or any other trading outside the regular trading session trading hours, for each of the five consecutive trading days ending on and including the date that is the sixth Business Day prior to the Scheduled Company Stockholders’ Meeting Date.

“Parent Registered IP” shall mean all Parent Intellectual Property that are the subject of an application for registration or a registration with any Governmental Body in any jurisdiction or Internet domain name registrar, including all patents, registered copyrights, registered trademarks and registered mask works, and any and all applications for any of the foregoing.

“Parent Service Provider” shall mean each current or former officer, employee, individual independent contractor or consultant (including those providing services through their wholly owned entities), manager or director of any Parent Company.

“Parent Stock Incentive Plans” shall mean (a) the Revolution Medicines, Inc. 2014 Equity Incentive Plan, as amended, and/or (b) the Revolution Medicines, Inc. 2020 Incentive Award Plan, as amended.

“Per Share Value” shall mean a dollar amount (rounded down to the nearest whole cent) equal to the product of (a) the Option Reference Price, multiplied by (b) the Exchange Ratio.

“Permitted Encumbrance” shall mean (a) statutory liens for current Taxes that are not yet due and payable or that are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP have been established, (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, or other similar liens arising in the ordinary course of business, (c) pledges or deposits under workmen’s compensation Laws, unemployment insurance Laws or similar legislation, (d) purchase money liens and liens securing rental payments under capital lease arrangements, and (e) with respect to real property, (i) easements, rights-of-way, encroachments, restrictions, conditions and other similar Encumbrances incurred or suffered in the ordinary course of business and which, individually or in the aggregate, do not and would not reasonably be expected to materially impair the use (or contemplated use), utility or value of the applicable real property or otherwise materially impair the present or contemplated business operations at such location, and (ii) zoning, entitlement, building and other land use regulations imposed by Governmental Authorities having jurisdiction over such real property.

“Person” shall mean any natural person, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization, Governmental Body or other entity.

“Personal Data” has the same meaning as the term “personal data,” “personal information,” or the equivalent under applicable Data Protection Laws.

“Privacy Policies” shall mean all published, posted and internal policies relating to the Company’s and any of its Subsidiaries’ Processing of Personal Data.

“Process” (or “Processing” or “Processed”) shall mean to perform any operation or set of operations upon data, whether manually or by automatic means, including, but not limited to, blocking, erasing, destroying, collecting, compiling, combining, analyzing, enhancing, enriching, recording, sorting, organizing, structuring, accessing, storing, processing, adapting, retaining, retrieving, consulting, using, transferring, aligning, transmitting, disclosing, altering, distributing, disseminating or otherwise making available such data.

“Reimbursable Expenses Amount” means an amount equal to $10,000,000.

“Representatives” shall mean with respect to a Person, the directors, officers, employees, agents, attorneys, accountants, investment bankers, other advisors and other authorized representatives of such Person.

“Sarbanes-Oxley Act” shall mean the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

“Scheduled Company Stockholders’ Meeting Date” shall mean the date of the Company Stockholders’ Meeting set forth on the cover of the definitive Joint Proxy Statement/Prospectus (not taking into account any adjournments or postponements thereof).

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Software” means any and all (a) computer programs, including any and all software implementation of algorithms, models and methodologies, whether in source code, object code, human readable form or other form, (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (c) descriptions, flow charts and other work products used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons and (d) all documentation including user manuals and other training documentation relating to any of the foregoing.

“Special Category Data” means personal data revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, trade union membership, genetic data, biometric data for the purpose of uniquely identifying a natural person, data concerning health, and data concerning a natural person’s sex life or sexual orientation.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing Person or body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Tax” or “Taxes” shall mean any and all U.S. federal, state, local and non-U.S. taxes and assessments, levies, duties, tariffs, imposts and other similar charges and fees in the nature of a tax, including income, franchise, windfall or other profits, gross receipts, property, sales, use, net worth, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, excise, withholding, ad valorem, stamp, transfer, value added, occupation, environmental, disability, real property, personal property, registration, alternative or add-on minimum, or estimated tax, including any interest, penalty, additions to tax and any additional amounts imposed with respect thereto, whether disputed or not.

“Tax Return” shall mean any report, return, certificate, claim for refund, election, estimated Tax filing or declaration filed or required to be filed with any Governmental Body with respect to Taxes, including any schedule or attachment thereto, and including any amendments thereof.

“Third Party Service Provider” shall mean any third party that the Company or any of its Subsidiaries engages to Process Personal Data on behalf of the Company or any of its Subsidiaries or to provide outsourcing, hosting, or other data or information technology-related services for Company or any of its Subsidiaries.

“UK GDPR” means the UK General Data Protection Regulation as defined by the UK Data Protection Act 2018 as amended by the Data Protection, Privacy and Electronic Communications (Amendments etc) (EU Exit) Regulations 2019.

“Waived Earn-Out Shares” shall mean the Company Earn-Out Shares covered by Earn-Out Waiver and Release Agreements entered into on or prior to the date that is the seventh Business Day prior to the Scheduled Company Stockholder’ Meeting Date, provided that all rights to receive such Company Earn-Out Shares are actually waived immediately prior to Closing by the applicable Earn-Out Waiver Party pursuant to the applicable Earn-Out Waiver and Release Agreement.

Other Defined Terms. In addition, each of the following terms shall have the meaning given to such term in the applicable Section of the Agreement listed opposite such term:

Term	Section
2023 Bonus	5.16(b)
Agreement	Preamble
Anticipated Closing Date	4.4
Antitrust Filings	5.6(a)
Bankruptcy and Equity Exception	2.2
Bonus Payment Date	5.16(b)
Book Entry Share	1.8
Capitalization Date	2.3(a)
Closing	1.3
Closing Date	1.3
Company	Preamble
Company 401(k) Plan	5.16(f)
Company Acquisition Proposal	5.3(d)(i)
Company Alternative Acquisition Agreement	5.3(e)
Company Balance Sheet	2.9
Company Board	Recitals
Company Board Recommendation	5.2(a)
Company Certifications	2.7(a)
Company Change in Recommendation	5.3(e)
Company Equity Awards	1.11(e)
Company Existing D&O Policy	5.5(c)
Company Foreign Plan	2.21(l)
Company Indemnified Persons	5.5(a)
Company Intervening Event	5.3(d)(ii)
Company IT Systems	2.22(a)
Company Material Contract	2.14(a)
Company Preferred Stock	2.3(a)
Company Real Estate Leases	2.26
Company SEC Documents	2.7(a)
Company Stock Certificate	1.8
Company Stockholder Lock-Up Agreement	Recitals
Company Stockholder Voting Agreement	Recitals
Company Stockholders’ Meeting	5.2(a)
Company Superior Proposal	5.3(d)(iii)
Company Termination Fee	7.6(a)

Term	Section
Continuing Employees	5.16(a)
COVID Relief Program	2.21(u)
Designated Date	1.11(f)
DTC	1.9(b)
Earn-Out Waiver Parties	5.17(a)
Effective Time	1.4(a)
End Date	7.2(a)
Environmental Laws	3.20
EQRx International	Recitals
Exchange Agent	1.9(a)
Exchange Fund	1.9(a)
Excluded Shares	1.6(a)(iii)
First Certificate of Merger	1.4(a)
First Merger	Recitals
First Merger Surviving Corporation	1.1(a)
GDPR	2.22(b)
Intended Tax Treatment	Recitals
Legacy Company Stockholders	Recitals
Mergers	Recitals
Merger Consideration	1.6(a)(iii)
Merger Sub or Merger Subs	Preamble
Merger Sub I	Preamble
Merger Sub II	Preamble
Outstanding Company Share Calculation	4.4
Outstanding Company Share Schedule	4.4
Parent	Preamble
Parent Acquisition Proposal	5.4(d)(i)
Parent Alternative Acquisition Agreement	5.4(e)
Parent Balance Sheet	3.10
Parent Board	Recitals
Parent Board Recommendation	5.2(b)
Parent Certifications	3.8(a)
Parent Change in Recommendation	5.4(e)
Parent Foreign Plan	3.21(f)
Parent Intervening Event	5.4(d)(ii)
Parent IT Systems	3.22
Parent Lock-Up Agreement	Recitals
Parent Options	3.3(a)
Parent Personal Data	3.22
Parent Preferred Stock	3.3(a)
Parent Restricted Stock	3.3(a)
Parent RSUs	3.3(a)
Parent SEC Documents	3.8(a)
Parent Stockholders’ Meeting	5.2(b)
Parent Superior Proposal	5.4(d)(iii)
Parent Termination Fee	7.6(b)
Parent Voting Agreement	Recitals
Party or Parties	Preamble
Payor	7.7(a)
Post-Signing Earn-Out Waiver Parties	5.17(a)
Pre-Closing Period	4.1

Term	Section
Recipient	7.7(a)
Remedial Action	5.6(c)
Required Company Stockholder Vote	2.6(b)
Required Merger Sub I Stockholder Vote	3.6(d)
Required Parent Stockholder Vote	3.6(d)
Second Certificate of Merger	1.4(b)
Second Effective Time	1.4(b)
Second Merger	Recitals
Security Incident	2.22(a)
Signing Earn-Out Waiver Parties	Recitals
Surviving Company	1.1(b)
Termination Fee	7.6(b)
WARN Act	2.21(r)
Willful Breach	7.5

Annex B

MTS SECURITIES, LLC

CONFIDENTIAL

July 31, 2023

Board of Directors

EQRx, Inc.

50 Hampshire Street

Cambridge, MA 02139

Members of the Board of Directors:

We understand that EQRx, Inc., a Delaware corporation (the “Company”), proposes to enter into an Agreement and Plan of Merger, to be dated on or about July 31, 2023 (the “Merger Agreement”), by and among Revolution Medicines, Inc., a Delaware corporation (“Parent”), Equinox Merger Sub I, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub I”), Equinox Merger Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Merger Sub II”) and the Company, pursuant to which (i) Merger Sub I shall be merged with and into the Company, with the Company being the surviving corporation (the “First Merger”), and (ii) a soon as practicable following the First Merger, and, in any case, on the same day as the First Merger, and as the second step in a single integrated transaction with the First Merger, the Company (as the surviving company in accordance with the Merger Agreement) shall be merged with and into Merger Sub II, with Merger Sub II being the surviving company and a wholly-owned subsidiary of Parent (the “Second Merger,” and together with the First Merger, the “Mergers”).

We further understand that the Merger Agreement provides that each share of common stock, $0.0001 par value per share, of the Company (the “Company Common Stock”) outstanding immediately prior to the effective time of the First Merger (the “Effective Time”) (other than (x) each share of Company Common Stock owned by any wholly owned subsidiary of the Company immediately prior to the Effective Time or held in the Company’s treasury, and (y) each share of Company Common Stock owned by Parent, Merger Sub I, Merger Sub II or any other wholly owned subsidiary of Parent immediately prior to the Effective Time (any of the shares referred to in clause (x) or (y) the “Excluded Shares”)) shall be automatically converted into the right to receive a number (the “Exchange Ratio”) of validly issued, fully paid and nonassessable shares of Common Stock, $0.0001, par value per share, of Parent (the “Parent Common Stock”) equal to the quotient (rounded to the fourth decimal place) of (i) a number of shares of Parent Common Stock equal to the sum (rounded to the nearest whole share) of (a)7,692,308, plus (b) the quotient of (i) $870,000,000, divided by (ii) (A) the Parent Reference Price, multiplied by (B) 0.94, divided by (ii) the Outstanding Company Shares. The terms and conditions of the Mergers are more fully set forth in the Merger Agreement and capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

We further understand that the Merger Agreement contemplates that, prior to, in connection with or following the execution and delivery of the Merger Agreement, (i) one or more stockholders of the Company (the “Company Supporting Stockholders”) will each enter into an agreement with Parent (the “Company Voting Agreement”), pursuant to which each such stockholder will agree, among other things, to vote shares of Company Common Stock it holds in favor of the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement, (ii) one or more stockholders of the Company (the “Company Lock-Up Stockholders”) will each enter into an agreement with Parent (the “Company Lock-Up Agreement”), pursuant to which each such stockholder will agree, among other things, not to effect any sale or other transfer of any Parent Common Stock held by any of them during the lock-up period described therein, and (iii) one or more Earn-Out Waiver Parties will each enter into an Earn-Out Waiver and Release Agreement with Parent and the Company (the “Earn-Out Waiver and Release Agreement”), pursuant to which each such Earn-Out Waiver Party will agree, among other things, to waive (and to assign, transfer and convey to the Company) such Earn-Out Waiver Party’s rights to receive any Company Earn-Out Shares and any other right, title and interest in and to any Company Earn-Out Shares and to the Company Earn-Out, and will agree to release all claims with respect to the Company Earn-Out. We refer to the Company Voting Agreement, the Company Lock-Up Agreement and the Earn-Out Waiver and Release Agreement, collectively, as the “Related Agreements.”

You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, to the holders of shares of the Company Common Stock (other than Parent or any of its affiliates or any holders of Excluded Shares) of the Exchange Ratio to be received by such holders pursuant to the Mergers.

In the course of performing our review and analyses for rendering the opinion set forth below, we have:

(i)

reviewed the financial terms of a draft copy of the Merger Agreement dated as of July 31, 2023, which was the most recent draft available to us (the “Draft Merger Agreement”), the financial terms of a draft copy of the Company Voting Agreement dated as of July 27, 2023, which was the most recent draft available to us (the “Draft Company Voting Agreement”), the financial terms of a draft copy of the Company Lock-Up Agreement dated as of July 27, 2023, which was the most recent draft available to us (the “Draft Company Lock-Up Agreement”), the financial terms of a draft copy of the Earn-Out Waiver and Release Agreement dated as of July 30, 2023, which was the most recent draft available to us (the “Draft Earn-Out Waiver and Release Agreement”);

(ii)	reviewed certain publicly available business and financial information concerning each of the Company and Parent and the industries in which they operate;

(iii)

reviewed certain internal financial analyses and forecasts relating to the Company’s business prepared by and provided to us by the management of the Company (the “Company Projections”) and certain internal financial analyses and forecasts relating to Parent’s business prepared by and provided to us by the management of the Company (the “Parent Projections” and, together with the Company Projections, the “Projections”);

(iv)

conducted discussions with members of senior management and representatives of each of the Company concerning the matters described in clauses (ii)-(iii) above and any other matters we deemed relevant;

(v)	reviewed and analyzed the reported current and historical prices and trading history of shares of the Company Common Stock and the Parent Common Stock;

(vi)	reviewed and analyzed, based on the Parent Projections, the cash flows to be generated by Parent to determine the present value of Parent’s discounted cash flows;

(vii)	compared the financial performance of Parent with corresponding data for certain publicly-traded companies that we deemed relevant in evaluating Parent;

(viii)	reviewed and analyzed certain publicly available financial and other information of certain publicly-traded companies that we deemed relevant;

(ix)

reviewed and analyzed, in light of the business, operations and assets of the Company, the Company’s assumptions about the cash consideration that would likely be received by the holders of the Company Common Stock if the Company were to undergo a liquidation; and

(x)	performed such other financial studies, analyses and investigations and considered such other information as we deemed appropriate for the purposes of the opinion set forth below.

In arriving at the opinion set forth below, we have assumed and relied upon, without assuming liability or responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information that was publicly available or was provided to, discussed with or reviewed by us and upon the assurances of the management of the Company that it is not aware of any material relevant developments or matters related to the Company or Parent or that may affect any of the Mergers that has been omitted or that remains undisclosed to us. The opinion set forth below does not address any legal, regulatory, tax, accounting or financial reporting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from other advisors, and we have relied with your consent on any assessments made by such other advisors to the Company with respect to such matters. Without limiting the foregoing, we have not considered any tax effects of the Mergers or the form or transaction structure of the Mergers on any person or entity. We have not conducted any independent verification of the Projections, and we express no view as to the Projections or the assumptions on which they are based. Without limiting the generality of the foregoing, with respect to the Projections, we have assumed, with your consent and based upon discussions with the Company’s management, that they have been reasonably prepared in good faith and that the Company Projections and the Parent Projections reflect the best currently available estimates and judgments of the management of the Company of the future results of operations and financial performance of the Company and Parent, respectively.

In arriving at the opinion set forth below, we have made no analysis of, and express no opinion as to, the adequacy of the reserves of the Company and Parent and have relied upon information supplied to us by the Company as to such adequacy. In addition, we have not made any independent evaluations or appraisals of the assets or liabilities (including any contingent derivatives or off-balance-sheet assets or liabilities) of the Company or Parent or any of their respective subsidiaries, and we have not been furnished with any such evaluations or appraisals, nor have we evaluated the solvency of the Company, Parent or any other entity under any state or federal law relating to bankruptcy, insolvency or similar matters. Based on the present operations of the Company and at your direction and with your consent, we have used the liquidation values of the Company as provided to us. We express no opinion regarding the liquidation value of the Company, Parent or any other entity. We have assumed that there has been no material change in the assets, financial condition, business or prospects of the Company, Parent or any of their respective subsidiaries since the date of the most recent relevant financial statements or financial information made available to us. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities to which the Company, Parent or any of their respective subsidiaries is a party or may be subject, and, at the direction of the Company and with your consent, the opinion set forth below makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. We have also assumed that neither the Company nor Parent, nor any of their respective subsidiaries, is party to any material pending transaction that has not been disclosed to us, including any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Mergers. We have not conducted, nor have we assumed any obligation to conduct, any physical inspection of the properties or facilities of the Company, Parent or any of their respective subsidiaries. We also have not considered any potential legislative or regulatory changes currently being considered or that may be adopted by any governmental or regulatory bodies or any potential changes in accounting methods or generally accepted accounting principles that may be adopted.

We have assumed that the representations and warranties of each party contained in each of the Merger Agreement and the Related Agreements and in all other related documents and instruments that are referred to therein are and will be true and correct as of the date or the dates made or deemed made, that each party thereto will fully and timely perform all of the covenants and agreements required to be performed by it under the Merger Agreement and the Related Agreements and any other agreement contemplated thereby, that all conditions to the consummation of any of the Mergers will be satisfied without waiver thereof and that the Mergers will be consummated in accordance with the terms of the Merger Agreement and the Related Agreements without waiver, modification or amendment of any term, condition or agreement thereof. We have assumed that the final form of each of the Merger Agreement, the Company Voting Agreement, the Company Lock-up Agreement and the Earn-Out Waiver and Release Agreement will be in all respects relevant to our analysis identical to the Draft Merger Agreement, the Draft Company Voting Agreement, the Draft Company Lock-up Agreement and the Draft Earn-Out Waiver and Release Agreement, respectively. We have also assumed that any governmental, regulatory and other consents and approvals contemplated in connection with any of the Mergers will be obtained and that, in the course of obtaining any of those consents and approvals, no restrictions will be imposed or waivers made that would have an adverse effect on the Company, Parent or the benefits contemplated to be realized as a result of the Mergers.

The opinion set forth below is necessarily based on economic, market, financial and other conditions as they exist, and on the information made available to us, as of the date of this letter. It should be understood that, although subsequent developments may affect the conclusion reached in such opinion, we do not have any obligation to update, revise or reaffirm the opinion set forth below.

The opinion set forth below addresses solely the fairness, from a financial point of view, to the holders of shares of the Company Common Stock (other than Parent or any of its affiliates or any holders of Excluded Shares) of the Exchange Ratio to be received by such holders pursuant to the Mergers and does not address any other terms in the Merger Agreement or any Related Agreement or any other agreement relating to any of the Mergers or any other aspect or implication of any of the Mergers, including any financing arrangements to be entered into in connection with the Mergers. The opinion set forth below does not address the Company’s underlying business decision to proceed with the Mergers or the relative merits of the Mergers compared to other alternatives available to the Company. We express no opinion as to the prices or ranges of prices at which shares or other securities of any person, including shares of the Company Common Stock or the Parent Common Stock, will trade at any time, including following the announcement or consummation of any of the Mergers. For purposes of the opinion set forth below, we have not considered any impact of any additional rights or obligations of any holder of shares of Company Common Stock pursuant to any Related Agreement or any other agreement entered into, or that may be entered into, by any holder of shares of Company Common Stock in connection with the Mergers. We have not been requested to opine as to, and the opinion set forth below does not in any manner address, the amount or nature of compensation to any of the officers, directors or employees of any party to any of the Mergers, or any class of such persons, relative to the consideration to be received by the stockholders of the Company in connection with the Mergers or with respect to the fairness of any such compensation. As you are aware, we were not requested to, and we did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of the Company or any alternative transaction.

It is understood that this letter and the opinion set forth below are provided to the Board of Directors of the Company for its information in connection with its consideration of the Mergers and may not be used for any other purpose or disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever without our prior written consent, except that a copy of this letter may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with the Mergers if such inclusion is required by applicable law. The opinion set forth below does not constitute a recommendation to the Board of Directors of the Company or any committee thereof or any stockholder of the Company as to how to vote or take any other action in connection with any of the Mergers.

As part of our investment banking services, we are regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, and for other purposes. We have acted as the Company’s financial advisor in connection with the Mergers solely in connection with delivery of the opinion set forth below. We will receive a fee for rendering the opinion set forth below. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. We may also seek to provide investment banking and/or financial advisory services to the Company, Parent or their respective affiliates in the future and expect to receive fees for the rendering of any such services.

The opinion set forth below was reviewed and approved by a fairness committee of MTS Securities, LLC.

Based upon and subject to the foregoing, it is our opinion as of the date hereof that the Exchange Ratio to be received by the holders of shares of the Company Common Stock (other than Parent or any of its affiliates or any holders of Excluded Shares) pursuant to the Mergers is fair, from a financial point of view, to such holders.

Very truly yours,

MTS SECURITIES, LLC

Annex C

FORM OF COMPANY STOCKHOLDER VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made and entered into as of July 31, 2023 (the “Agreement Date”), by and among Revolution Medicines, Inc., a Delaware corporation (“Parent”), and the undersigned, a stockholder of EQRx, Inc., a Delaware corporation (the “Company”, and such stockholder, the “Stockholder”). Parent and the Stockholder are each individually sometimes referred to herein as a “Party”.

RECITALS

(A) Concurrently with the execution and delivery of this Agreement, Parent, Equinox Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub I”), Equinox Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub II”), and the Company, are entering into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for (i) the merger of Merger Sub I with and into the Company, with the Company being the surviving entity in such merger (the “First Merger”), and (ii) as soon as practicable following the First Merger and, in any case, on the same day as the Effective Time, and as the second step in a single integrated transaction with the First Merger, the merger of the Company with and into Merger Sub II, with Merger Sub II being the surviving entity in such merger (the “Second Merger” and, together with the First Merger, the “Mergers”).

(B) As of the Agreement Date, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) set forth next to the Stockholder’s name on Schedule A hereto, being all of the shares of Company Common Stock owned of record or beneficially by the Stockholder as of the Agreement Date (with respect to the Stockholder, the “Owned Shares”, and the Owned Shares together with any additional shares of Company Common Stock or other voting stock that the Stockholder may acquire record and/or beneficial ownership of after the Agreement Date (whether in connection with the exercise of options, conversion of convertible securities or otherwise), the Stockholder’s “Covered Shares”).

(C) In connection with Parent’s, Merger Sub I’s and Merger Sub II’s entering into the Merger Agreement, the Stockholder has agreed to enter into this Agreement with respect to the Stockholder’s Covered Shares.

(D) The Stockholder acknowledges that, as an inducement for Parent to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement, Parent has asked the Stockholder to enter into this Agreement and the Stockholder is willing to enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.

1.1 “Termination Time” shall mean the earliest to occur of (a) the time that the Required Company Stockholder Vote has been obtained, (b) such time as the Merger Agreement shall be validly terminated pursuant to Article 7 thereof, (c) the Effective Time, (d) the time that any amendment to the Merger Agreement is executed in accordance with Section 8.2 of the Merger Agreement that (i) is effected without the Stockholder’s written consent and (ii) decreases the economic benefit of the consideration payable to all stockholders of the Company pursuant to the terms of the Merger Agreement as of the date hereof and (e) the time that the Company Board effects a Company Change in Recommendation in accordance with Section 5.3(f) or Section 5.3(g) of the Merger Agreement.

1.2 “Transfer” shall mean (a) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any option, put, call, derivative or other Contract, arrangement or understanding with respect to any current or future offer, sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise) of any of the Covered Shares or any interest in any of the Covered Shares (in each case other than this Agreement), (b) the deposit of any of the Covered Shares into any voting trust or similar arrangement, the entry into any voting agreement or arrangement (other than this Agreement and except for customary arrangements with the Stockholder’s prime broker and/or custodian for the sole purpose of holding such Covered Shares for the account of the Stockholder) with respect to any of the Covered Shares or the grant of any proxy or power of attorney (other than this Agreement and except for customary arrangements with the Stockholder’s prime broker and/or custodian for the sole purpose of holding such Covered Shares for the account of the Stockholder) with respect to any of the Covered Shares, or (c) any Contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a) or (b) above.

2. Agreement to Not Transfer the Covered Shares.

2.1 No Transfer of Covered Shares. Until the earlier to occur of (a) the Effective Time and (b) such time as the Merger Agreement shall be validly terminated pursuant to Article 7 thereof, the Stockholder agrees not to Transfer or cause, consent to or permit the Transfer of any of the Stockholder’s Covered Shares, other than with the prior written consent of Parent or in accordance with and subject to Section 2.2. Any Transfer or attempted Transfer of any of the Stockholder’s Covered Shares in violation of this Section 2.1 shall be null and void and of no effect whatsoever.

2.2 Permitted Transfers. Notwithstanding anything herein to the contrary, any Stockholder (a) may Transfer any of the Stockholder’s Covered Shares to a controlled Affiliate or any general or limited partnership, limited liability company or other entity that is an Affiliate (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership) of the Stockholder; provided, that any such Transfer shall be permitted only if, as a precondition to such Transfer, such controlled Affiliate transferee agrees in writing to be bound by each of the terms of, and to assume all of the obligations of the Stockholder under, this Agreement by executing and delivering a joinder agreement in form and substance reasonably acceptable to Parent, (b) may dispose of or surrender any of the Stockholder’s Covered Shares to the Company (or effect a “net exercise” of a Company Option or Company Warrant or a “net settlement” of a Company RSU) to the extent required to pay the exercise price, tax withholdings or remittance payments in connection with the vesting, settlement or exercise of Company Options, Company RSUs, Company Restricted Stock or Company Warrants, (c) may dispose of or surrender any of the Stockholder’s Covered Shares in connection with a broker-assisted sale in the open market of the Stockholder’s Covered Shares issued upon (i) cashless exercise of Company Options expiring during the term of this Agreement or (ii) settlement or vesting of Company RSUs or Company Restricted Stock, in each case, solely up to the amount necessary to pay the exercise price in respect thereof and/or related tax withholdings or remittance payments; provided, that the Covered Shares received upon vesting, settlement or exercise (other than such shares as are disposed of or surrendered pursuant to clause (b) or (c) above) are subject to the terms of this Agreement, (d) if the Stockholder is a natural Person or trust affiliated with a natural Person, may sell the Stockholder’s Covered Shares under any written plan providing for the trading of Shares in accordance with Rule 10b5-1 under the Exchange Act that is described on Schedule A hereto, or (e) if the Stockholder is a natural Person, may Transfer any of the Stockholder’s Covered Shares for estate planning purposes to a member of the Stockholder’s immediate family or an entity, the stockholders, members, and general or limited partners of which include only the Stockholder and/or members of such Stockholder’s immediate family; provided, that any such Transfer shall be permitted only if, as a precondition to such Transfer, such transferee agrees in writing to be bound by each of the terms of, and to assume all of the obligations of the Stockholder under, this Agreement by executing and delivering a joinder agreement in form and substance reasonably acceptable to Parent, or by will or the Laws of intestacy.

3. Agreement to Vote the Covered Shares.

3.1 Voting Agreement. Until the Termination Time, at every meeting of the Company’s stockholders at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), and on any action or approval of the Company’s stockholders by written consent with respect to any of the following matters, the Stockholder shall vote (including via proxy) all of the Stockholder’s Covered Shares (or cause the holder of record on any applicable record date to vote (including via proxy) all of the Stockholder’s Covered Shares) (a) in favor of adoption of the Merger Agreement and approval of the Mergers and the other transactions contemplated by the Merger Agreement and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations set forth in Article 6 under the Merger Agreement not being fulfilled, (ii) any Company Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, materially impede, materially interfere with or materially and adversely affect the consummation of the Mergers and the other transactions contemplated by the Merger Agreement (clauses (a) and (b), the “Covered Proposals”).

3.2 Quorum. Until the Termination Time, at every meeting of the Company’s stockholders (and at every adjournment or postponement thereof), the Stockholder shall be represented in person or by proxy at such meeting (or cause the holders of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.

3.3 Return of Proxy. The Stockholder shall execute and deliver (or cause the holders of record to execute and deliver), within five (5) Business Days of receipt, any proxy card or voting instructions it receives that is sent to stockholders of the Company soliciting proxies with respect to any matter described in Section 3.1, which shall be voted in the manner described in Section 3.1 (with Parent to be promptly notified (and provided reasonable evidence) of such execution and delivery of such proxy card or voting instructions).

4. Waiver of Appraisal Rights. The Stockholder hereby irrevocably waives all appraisal rights under Section 262 of the DGCL with respect to all of the Stockholder’s Covered Shares owned (beneficially or of record) by the Stockholder, with respect to the Mergers and the transactions contemplated by the Merger Agreement.

5. Transferability of Parent Common Stock. Until the earlier to occur of (a) the Effective Time and (b) such time as the Merger Agreement shall be validly terminated pursuant to Article 7 thereof, the Stockholder agrees not to enter into any option, put, call, derivative or other Contract, arrangement or understanding with respect to any current or future offer, sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), including any hedge, swap or other similar arrangement, of any shares of Parent Common Stock (whether or not owned of record or beneficially by the Stockholder) or any interest in any shares of Parent Common Stock (whether or not owned of record or beneficially by the Stockholder), other than with the prior written consent of Parent or as may be specifically permitted pursuant to a written Contract between the Stockholder and Parent governing the transferability of shares of Parent Common Stock or any interest in any shares of Parent Common Stock. Any transaction in violation of this Section 5 shall be null and void and of no effect whatsoever.

6. New Shares. The Stockholder agrees that any Covered Shares that the Stockholder purchases or with respect to which the Stockholder otherwise acquires record or beneficial ownership (including pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in Company Common Stock by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction) after the Agreement Date and prior to the earlier to occur of (i) the Effective Time and (ii) such time as the Merger Agreement shall be validly terminated pursuant to Article 7 thereof shall be subject to the terms and conditions of this Agreement to the same extent as if they comprised the Covered Shares.

7. Fiduciary Duties; Legal Obligations. The Stockholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of the Stockholder’s Covered Shares. Nothing in this Agreement shall in any way limit or affect any actions taken by the Stockholder in the Stockholder’s capacity as a director or officer of the Company or any of its Affiliates or from complying with the Stockholder’s fiduciary duties or other legal obligations while acting in such capacity as a director or officer of the Company or any of its Affiliates, in each case, if applicable.

8. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent that:

8.1 Due Authority. If the Stockholder is a natural Person, the Stockholder has the full power and capacity to make, enter into and carry out the terms of this Agreement. If the Stockholder is not a natural person, (a) the Stockholder is duly organized, validly existing and in good standing in accordance with the Laws of its jurisdiction of formation, as applicable, and (b) the execution and delivery of this Agreement, the performance of the Stockholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.

8.2 Ownership of the Covered Shares. (a) The Stockholder is, as of the Agreement Date, the beneficial or record owner of all of the Stockholder’s Covered Shares, free and clear of any and all Encumbrances, other than those (i) created by this Agreement, (ii) arising under the organizational documents of the Company as in effect as of the date hereof, (iii) arising under applicable securities Laws, or (iv) with respect to any shares of Company Common Stock subject to the Company Earn-Out (“Earn-Out Shares”), created by the Contracts governing such Earn-Out Shares (only for so long as such Contracts are in effect) and (b) the Stockholder has sole voting power over all of the Covered Shares beneficially owned by the Stockholder. As of the Agreement Date, the Stockholder has not entered into any agreement to Transfer any Covered Shares. As of the Agreement Date, the Stockholder does not own, beneficially or of record, any shares of Company Common Stock or other voting stock of the Company (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any shares of Company Common Stock or other voting stock of the Company) other than the Covered Shares.

8.3 No Conflict; Consents.

a. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement and the compliance by the Stockholder with any provisions hereof does not and will not: (i) conflict with or violate any Laws applicable to the Stockholder, or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the Covered Shares beneficially owned by the Stockholder pursuant to any Contract or obligation to which the Stockholder is a party or by which the Stockholder is subject.

b. No consent, approval, Order, Governmental Authorization or authorization of, or registration, notice, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Body or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

8.4 Absence of Litigation. As of the Agreement Date, there is no Legal Proceeding pending against, or, to the knowledge of the Stockholder, threatened against or affecting the Stockholder or the Stockholder’s Covered Shares that would reasonably be expected to adversely affect the ability of the Stockholder to perform the Stockholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

9. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder that:

9.1 Due Authority. Parent has the full power and capacity to make, enter into and carry out the terms of this Agreement. Parent is duly organized, validly existing and in good standing in accordance with the Laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Parent’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.

9.2 No Conflict; Consents.

a. The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement and the compliance by Parent with the provisions hereof do not and will not: (i) conflict with or violate any Laws applicable to Parent, or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, pursuant to any Contract or obligation to which Parent is a party or by which Parent is subject.

b. No consent, approval, Order, Governmental Authorization or authorization of, or registration, notice, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Body or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby.

9.3 Absence of Litigation. As of the Agreement Date, there is no Legal Proceeding pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would reasonably be expected to materially impair the ability of Parent to perform its obligations hereunder or to consummate the transactions contemplated by the Merger Agreement on a timely basis.

10. Miscellaneous.

10.1 Other Agreements. The Stockholder further agrees that, from and after the Agreement Date until the Termination Time, the Stockholder will not, and will not permit any Person under the Stockholder’s control to, (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition to any Covered Proposal, (b) initiate a stockholders’ vote with respect to a Company Acquisition Proposal or Company Alternative Acquisition Agreement, (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to a Company Acquisition Proposal or Company Alternative Acquisition Agreement, or (d) take any action that the Company is prohibited from taking pursuant to Section 5.3 of the Merger Agreement, subject in each case to Section 7 of this Agreement in all respects. Notwithstanding anything to the contrary contained herein, simultaneously with a valid termination of the Merger Agreement pursuant to and in accordance with Section 7.4(b) of the Merger Agreement, the Stockholder shall be entitled to enter into a voting agreement with any Person making the Company Superior Proposal that led to such valid termination of the Merger Agreement pursuant to and in accordance with Section 7.4(b) of the Merger Agreement.

10.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and Parent shall have no authority to direct the Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

10.3 Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Company Common Stock” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

10.4 Amendments and Modifications; Third Party Beneficiaries. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the Parties. This Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder.

10.5 Expenses. All costs and expenses incurred by any Party in connection with this Agreement shall be paid by the Party incurring such cost or expense.

10.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder on the date delivered in the place of delivery if sent by email (if no automated notice of delivery failure is received by the sender) prior to 5:00 p.m. (Eastern time), otherwise on the next succeeding Business Day, in each case, as follows: (i) if to Parent, at the email address for notice set forth in Section 8.11 of the Merger Agreement (with a copy, which shall not constitute notice, to the party(ies) to receive a copy pursuant to Section 8.11 of the Merger Agreement at the email address(es) set forth therein); and (ii) if to the Stockholder, to the email address set forth on Schedule A. From time to time, any Party may provide notice to the other Parties of a change in its email address through a notice given in accordance with this Section 10.6, except that notice of any change to the email address or any of the other details specified in or pursuant to this Section 10.6 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice or (B) that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 10.6.

10.7 Governing Law and Venue; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the transactions contemplated hereby, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 10.7; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party; and (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 10.6 of this Agreement. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY ACTION OR PROCEEDING WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE

COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.7.

10.8 Documentation and Information. The Stockholder consents to and authorizes the publication and disclosure by Parent and the Company of the Stockholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Joint Proxy Statement/Prospectus and any other disclosure document required in connection with the Merger Agreement, the Mergers and the transactions contemplated by the Merger Agreement, provided that the Stockholder shall have a reasonable opportunity to review and approve the applicable part of any public disclosure that refers to the Stockholder or its Affiliaties (other than (x) any disclosure that solely references the Stockholder as a party to this Agreement and/or describes the terms of this Agreement or (y) in the case where the Stockholder is in breach of this Agreement).

10.9 Further Assurances. The Stockholder agrees, from time to time, at the reasonable request of Parent and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

10.10 Stop Transfer Instructions. At all times commencing with the Agreement Date and continuing until the earlier to occur of (a) the Effective Time and (b) such time as the Merger Agreement shall be validly terminated pursuant to Article 7 thereof, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Covered Shares (and that this Agreement places limits on the voting and transfer of the Covered Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the earlier to occur of (i) the Effective Time and (ii) such time as the Merger Agreement shall be validly terminated pursuant to Article 7 thereof, if applicable.

10.11 Specific Performance. The Parties acknowledge and agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages (and each Party hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to applicable Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that the Parties otherwise have an adequate remedy at law.

10.12 Entire Agreement. This Agreement, including the Schedules hereto, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to such subject matter. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.

10.13 Interpretation. The Parties agree and acknowledge that: (a) references to “cash,” “dollars” or “$” are to U.S. dollars; (b) for purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders; (c) the Parties have participated jointly in the negotiating and drafting of this Agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement; (d) as used in this Agreement, (i) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation,” and (ii) the word “or” is not exclusive; (e) except as otherwise indicated, all references in this Agreement to “Articles,” “Sections,” “Exhibits” and “Schedules” are intended to refer to Articles and Sections of this Agreement and Exhibits and Schedules to this Agreement, respectively; (f) any capitalized terms used in any Exhibits or Schedules but not otherwise defined therein have the meanings ascribed to such terms as in this Agreement; (g) any reference to legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefore and all rules, regulations, and statutory instruments issued or related to such legislations; (h) the bold-faced and/or underlined headings and table of contents contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement; (i) whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in New York, New York are authorized or obligated by Law to be closed, the Party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular Business Day.

10.14 Assignment. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of a Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Parties, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by any Party without the prior written consent of the other Parties shall be void and of no effect.

10.15 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

10.16 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all Parties by electronic transmission in .PDF format shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

10.17 Non-survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Termination Time or the termination of this Agreement.

10.18 Termination. This Agreement shall automatically terminate without further action by any of the Parties hereto and shall have no further force or effect as of the Termination Time. Notwithstanding the foregoing, termination of this Agreement shall not prevent any Party from seeking any remedies (at law or in equity) against any other Party for that Party’s Willful Breach of any of the terms of this Agreement prior to the date of termination of this Agreement in accordance with the terms of this Agreement.

10.19 No Agreement Until Executed. This Agreement shall not be effective unless and until (a) the Merger Agreement is executed by all parties thereto and (b) this Agreement is executed by all parties hereto.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

REVOLUTION MEDICINES, INC.

By:
Name:
Title:

[Signature Page to Company Stockholder Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

[STOCKHOLDER]

By:
Name:
Title:

[Signature Page to Company Stockholder Voting Agreement]

Schedule A

Stockholder Name

Stockholder Address / Email Address

Company Common Stock

Company Common Stock issuable upon the exercise or conversion of Company Options, Company Warrants, Company RSUs, Company Restricted Stock or other rights

Earn-Out Shares*

Description of any applicable 10b5-1 Plan

*	Signatory shall direct escrow agent to vote any Earn-Out Shares in favor of the Merger.

If any additional shares (or rights to any additional shares) of Company Common Stock are owned by the Stockholder as of the Agreement Date, such shares shall be automatically deemed to be “Covered Shares” notwithstanding the contents of this Schedule A.

Annex D

FORM OF PARENT STOCKHOLDER VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made and entered into as of July 31, 2023 (the “Agreement Date”), by and among EQRx, Inc., a Delaware corporation (the “Company”), and the undersigned, a stockholder of Revolution Medicines, Inc., a Delaware corporation (“Parent”, and such stockholder, the “Stockholder”). The Company and the Stockholder are each individually sometimes referred to herein as a “Party”.

RECITALS

(A) Concurrently with the execution and delivery of this Agreement, Parent, Equinox Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub I”), Equinox Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub II”), and the Company, are entering into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for (i) the merger of Merger Sub I with and into the Company, with the Company being the surviving entity in such merger (the “First Merger”), and (ii) as soon as practicable following the First Merger and, in any case, on the same day as the Effective Time, and as the second step in a single integrated transaction with the First Merger, the merger of the Company with and into Merger Sub II, with Merger Sub II being the surviving entity in such merger (the “Second Merger” and, together with the First Merger, the “Mergers”).

(B) As of the Agreement Date, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.0001 per share, of Parent (the “Parent Common Stock”) set forth next to the Stockholder’s name on Schedule A hereto, being all of the shares of Parent Common Stock owned of record or beneficially by the Stockholder as of the Agreement Date (with respect to the Stockholder, the “Owned Shares”, and the Owned Shares together with any additional shares of Parent Common Stock or other voting stock that the Stockholder may acquire record and/or beneficial ownership of after the Agreement Date (whether in connection with the exercise of options, conversion of convertible securities or otherwise), the Stockholder’s “Covered Shares”).

(C) In connection with the Company’s entering into the Merger Agreement, the Stockholder has agreed to enter into this Agreement with respect to the Stockholder’s Covered Shares.

(D) The Stockholder acknowledges that, as an inducement for the Company to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement, the Company has asked the Stockholder to enter into this Agreement and the Stockholder is willing to enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.

1.1 “Termination Time” shall mean the earliest to occur of (a) the time that the Required Parent Stockholder Vote has been obtained, (b) such time as the Merger Agreement shall be validly terminated pursuant to Article 7 thereof, (c) the Effective Time, (d) the time that any amendment to the Merger Agreement is executed in accordance with Section 8.2 of the Merger Agreement that (i) is effected without the Stockholder’s written consent and (ii) increases the economic benefit of the consideration payable to all stockholders of the Company pursuant to the terms of the Merger Agreement as of the date hereof and (e) the time that the Parent Board effects a Parent Change in Recommendation in accordance with Section 5.4(f) or Section 5.4(g) of the Merger Agreement.

1.2 “Transfer” shall mean (a) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any option, put, call, derivative or other Contract, arrangement or understanding with respect to any current or future offer, sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise) of any of the Covered Shares or any interest in any of the Covered Shares (in each case other than this Agreement), (b) the deposit of any of the Covered Shares into any voting trust or similar arrangement, the entry into any voting agreement or arrangement (other than this Agreement and except for customary arrangements with the Stockholder’s prime broker and/or custodian for the sole purpose of holding such Covered Shares for the account of the Stockholder) with respect to any of the Covered Shares or the grant of any proxy or power of attorney (other than this Agreement and except for customary arrangements with the Stockholder’s prime broker and/or custodian for the sole purpose of holding such Covered Shares for the account of the Stockholder) with respect to any of the Covered Shares, or (c) any Contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a) or (b) above.

2. Agreement to Not Transfer the Covered Shares.

2.1 No Transfer of Covered Shares. Until the earlier to occur of (a) the Effective Time and (b) such time as the Merger Agreement shall be validly terminated pursuant to Article 7 thereof, the Stockholder agrees not to Transfer or cause, consent to or permit the Transfer of any of the Stockholder’s Covered Shares, other than with the prior written consent of the Company or in accordance with and subject to Section 2.2. Any Transfer or attempted Transfer of any of the Stockholder’s Covered Shares in violation of this Section 2.1 shall be null and void and of no effect whatsoever.

2.2 Permitted Transfers. Notwithstanding anything herein to the contrary, any Stockholder (a) may Transfer any of the Stockholder’s Covered Shares to a controlled Affiliate or any general or limited partnership, limited liability company or other entity that is an Affiliate (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership) of the Stockholder; provided, that any such Transfer shall be permitted only if, as a precondition to such Transfer, such controlled Affiliate transferee agrees in writing to be bound by each of the terms of, and to assume all of the obligations of the Stockholder under, this Agreement by executing and delivering a joinder agreement in form and substance reasonably acceptable to the Company, (b) may dispose of or surrender any of the Stockholder’s Covered Shares to Parent (or effect a “net exercise” of a Parent Option or a “net settlement” of a Parent RSU) to the extent required to pay the exercise price, tax withholdings or remittance payments in connection with the vesting, settlement or exercise of Parent Options, Parent RSUs or Parent Restricted Stock, (c) may dispose of or surrender any of the Stockholder’s Covered Shares in connection with a broker-assisted sale in the open market of the Stockholder’s Covered Shares issued upon (i) cashless exercise of Parent Options expiring during the term of this Agreement or (ii) settlement or vesting of Parent RSUs or Parent Restricted Stock, in each case, solely up to the amount necessary to pay the exercise price in respect thereof and/or related tax withholdings or remittance payments; provided, that the Covered Shares received upon vesting, settlement or exercise (other than such shares as are disposed of or surrendered pursuant to clause (b) or (c) above) are subject to the terms of this Agreement, (d) if the Stockholder is a natural Person or trust affiliated with a natural Person, may sell the Stockholder’s Covered Shares under any written plan providing for the trading of Shares in accordance with Rule 10b5-1 under the Exchange Act that is described on Schedule A hereto, or (e) if the Stockholder is a natural Person, may Transfer any of the Stockholder’s Covered Shares for estate planning purposes to a member of the Stockholder’s immediate family or an entity, the stockholders, members, and general or limited partners of which include only the Stockholder and/or members of such Stockholder’s immediate family; provided, that any such Transfer shall be permitted only if, as a precondition to such Transfer, such transferee agrees in writing to be bound by each of the terms of, and to assume all of the obligations of the Stockholder under, this Agreement by executing and delivering a joinder agreement in form and substance reasonably acceptable to the Company, or by will or the Laws of intestacy.

3. Agreement to Vote the Covered Shares.

3.1 Voting Agreement. Until the Termination Time, at every meeting of Parent’s stockholders at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), and on any action or approval of Parent’s stockholders by written consent with respect to any of the following matters, the Stockholder shall vote (including via proxy) all of the Stockholder’s Covered Shares (or cause the holder of record on any applicable record date to vote (including via proxy) all of the Stockholder’s Covered Shares) (a) in favor of the issuance of Parent Common Stock to certain equityholders of the Company pursuant to the Merger Agreement and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to Parent’s obligations set forth in Article 6 under the Merger Agreement not being fulfilled, (ii) any Parent Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, materially impede, materially interfere with or materially and adversely affect the consummation of the Mergers and the other transactions contemplated by the Merger Agreement (clauses (a) and (b), the “Covered Proposals”).

3.2 Quorum. Until the Termination Time, at every meeting of Parent’s stockholders (and at every adjournment or postponement thereof), the Stockholder shall be represented in person or by proxy at such meeting (or cause the holders of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.

3.3 Return of Proxy. The Stockholder shall execute and deliver (or cause the holders of record to execute and deliver), within five (5) Business Days of receipt, any proxy card or voting instructions it receives that is sent to stockholders of Parent soliciting proxies with respect to any matter described in Section 3.1, which shall be voted in the manner described in Section 3.1 (with the Company to be promptly notified (and provided reasonable evidence) of such execution and delivery of such proxy card or voting instructions).

4. Waiver of Appraisal Rights. The Stockholder hereby irrevocably waives all appraisal rights under Section 262 of the DGCL with respect to all of the Stockholder’s Covered Shares owned (beneficially or of record) by the Stockholder, with respect to the Mergers and the transactions contemplated by the Merger Agreement.

5. Transferability of Company Common Stock. Until the earlier to occur of (a) the Effective Time and (b) such time as the Merger Agreement shall be validly terminated pursuant to Article 7 thereof, the Stockholder agrees not to enter into any option, put, call, derivative or other Contract, arrangement or understanding with respect to any current or future offer, sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), including any hedge, swap or other similar arrangement, of any shares of Company Common Stock (whether or not owned of record or beneficially by the Stockholder) or any interest in any shares of Company Common Stock (whether or not owned of record or beneficially by the Stockholder), other than with the prior written consent of the Company or as may be specifically permitted pursuant to a written Contract between the Stockholder and the Company governing the transferability of shares of Company Common Stock or any interest in any shares of Company Common Stock. Any transaction in violation of this Section 5 shall be null and void and of no effect whatsoever.

6. New Shares. The Stockholder agrees that any Covered Shares that the Stockholder purchases or with respect to which the Stockholder otherwise acquires record or beneficial ownership (including pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in Parent Common Stock by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction) after the Agreement Date and prior to the earlier to occur of (i) the Effective Time and (ii) such time as the Merger Agreement shall be validly terminated pursuant to Article 7 thereof shall be subject to the terms and conditions of this Agreement to the same extent as if they comprised the Covered Shares.

7. Fiduciary Duties; Legal Obligations. The Stockholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of the Stockholder’s Covered Shares. Nothing in this Agreement shall in any way limit or affect any actions taken by the Stockholder in the Stockholder’s capacity as a director or officer of Parent or any of its Affiliates or from complying with the Stockholder’s fiduciary duties or other legal obligations while acting in such capacity as a director or officer of Parent or any of its Affiliates, in each case, if applicable.

8. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company that:

8.1 Due Authority. If the Stockholder is a natural Person, the Stockholder has the full power and capacity to make, enter into and carry out the terms of this Agreement. If the Stockholder is not a natural person, (a) the Stockholder is duly organized, validly existing and in good standing in accordance with the Laws of its jurisdiction of formation, as applicable, and (b) the execution and delivery of this Agreement, the performance of the Stockholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.

8.2 Ownership of the Covered Shares. (a) The Stockholder is, as of the Agreement Date, the beneficial or record owner of all of the Stockholder’s Covered Shares, free and clear of any and all Encumbrances, other than those (i) created by this Agreement, (ii) arising under the organizational documents of Parent as in effect as of the date hereof or (iii) arising under applicable securities Laws and (b) the Stockholder has sole voting power over all of the Covered Shares beneficially owned by the Stockholder. As of the Agreement Date, the Stockholder has not entered into any agreement to Transfer any Covered Shares. As of the Agreement Date, the Stockholder does not own, beneficially or of record, any shares of Parent Common Stock or other voting stock of Parent (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any shares of Parent Common Stock or other voting stock of Parent) other than the Covered Shares.

8.3 No Conflict; Consents.

a. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement and the compliance by the Stockholder with any provisions hereof does not and will not: (i) conflict with or violate any Laws applicable to the Stockholder, or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the Covered Shares beneficially owned by the Stockholder pursuant to any Contract or obligation to which the Stockholder is a party or by which the Stockholder is subject.

b. No consent, approval, Order, Governmental Authorization or authorization of, or registration, notice, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Body or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

8.4 Absence of Litigation. As of the Agreement Date, there is no Legal Proceeding pending against, or, to the knowledge of the Stockholder, threatened against or affecting the Stockholder or the Stockholder’s

Covered Shares that would reasonably be expected to adversely affect the ability of the Stockholder to perform the Stockholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

9. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder that:

9.1 Due Authority. The Company has the full power and capacity to make, enter into and carry out the terms of this Agreement. The Company is duly organized, validly existing and in good standing in accordance with the Laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of the Company’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.

9.2 No Conflict; Consents.

a. The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations under this Agreement and the compliance by the Company with the provisions hereof do not and will not: (i) conflict with or violate any Laws applicable to the Company, or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, pursuant to any Contract or obligation to which the Company is a party or by which the Company is subject.

b. No consent, approval, Order, Governmental Authorization or authorization of, or registration, notice, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Body or any other Person, is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby.

9.3 Absence of Litigation. As of the Agreement Date, there is no Legal Proceeding pending against, or, to the knowledge of the Company, threatened against or affecting the Company that would reasonably be expected to materially impair the ability of the Company to perform its obligations hereunder or to consummate the transactions contemplated by the Merger Agreement on a timely basis.

10. Miscellaneous.

10.1 Other Agreements. The Stockholder further agrees that, from and after the Agreement Date until the Termination Time, the Stockholder will not, and will not permit any Person under the Stockholder’s control to, (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition to any Covered Proposal, (b) initiate a stockholders’ vote with respect to a Parent Acquisition Proposal or Parent Alternative Acquisition Agreement, (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Parent with respect to a Parent Acquisition Proposal or Parent Alternative Acquisition Agreement, or (d) take any action that Parent is prohibited from taking pursuant to Section 5.4 of the Merger Agreement, subject in each case to Section 7 of this Agreement in all respects. Notwithstanding anything to the contrary contained herein, simultaneously with a valid termination of the Merger Agreement pursuant to and in accordance with Section 7.3(b) of the Merger Agreement, the Stockholder shall be entitled to enter into a voting agreement with any Person making the Parent Superior Proposal that led to such valid termination of the Merger Agreement pursuant to and in accordance with Section 7.3(b) of the Merger Agreement.

10.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and the Company shall have no authority to direct the Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

10.3 Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in Parent Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Parent Common Stock” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

10.4 Amendments and Modifications; Third Party Beneficiaries. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the Parties. This Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder.

10.5 Expenses. All costs and expenses incurred by any Party in connection with this Agreement shall be paid by the Party incurring such cost or expense.

10.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder on the date delivered in the place of delivery if sent by email (if no automated notice of delivery failure is received by the sender) prior to 5:00 p.m. (Eastern time), otherwise on the next succeeding Business Day, in each case, as follows: (i) if to the Company, at the email address for notice set forth in Section 8.11 of the Merger Agreement (with a copy, which shall not constitute notice, to the party(ies) to receive a copy pursuant to Section 8.11 of the Merger Agreement at the email address(es) set forth therein); and (ii) if to the Stockholder, to the email address set forth on Schedule A. From time to time, any Party may provide notice to the other Parties of a change in its email address through a notice given in accordance with this Section 10.6, except that notice of any change to the email address or any of the other details specified in or pursuant to this Section 10.6 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice or (B) that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 10.6.

10.7 Governing Law and Venue; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the transactions contemplated hereby, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 10.7; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party; and (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 10.6 of this Agreement. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY ACTION OR PROCEEDING WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH, OR

THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.7.

10.8 Documentation and Information. The Stockholder consents to and authorizes the publication and disclosure by the Company and Parent of the Stockholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Joint Proxy Statement/Prospectus and any other disclosure document required in connection with the Merger Agreement, the Mergers and the transactions contemplated by the Merger Agreement, provided that the Stockholder shall have a reasonable opportunity to review and approve the applicable part of any public disclosure that refers to the Stockholder or its Affiliaties (other than (x) any disclosure that solely references the Stockholder as a party to this Agreement and/or describes the terms of this Agreement or (y) in the case where the Stockholder is in breach of this Agreement).

10.9 Further Assurances. The Stockholder agrees, from time to time, at the reasonable request of the Company and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

10.10 Stop Transfer Instructions. At all times commencing with the Agreement Date and continuing until the earlier to occur of (a) the Effective Time and (b) such time as the Merger Agreement shall be validly terminated pursuant to Article 7 thereof, in furtherance of this Agreement, the Stockholder hereby authorizes Parent or its counsel to notify Parent’s transfer agent that there is a stop transfer order with respect to all of the Covered Shares (and that this Agreement places limits on the voting and transfer of the Covered Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by Parent following the earlier to occur of (i) the Effective Time and (ii) such time as the Merger Agreement shall be validly terminated pursuant to Article 7 thereof, if applicable.

10.11 Specific Performance. The Parties acknowledge and agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages (and each Party hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to applicable Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that the Parties otherwise have an adequate remedy at law.

10.12 Entire Agreement. This Agreement, including the Schedules hereto, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to such subject matter. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.

10.13 Interpretation. The Parties agree and acknowledge that: (a) references to “cash,” “dollars” or “$” are to U.S. dollars; (b) for purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders; (c) the Parties have participated jointly in the negotiating and drafting of this Agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement; (d) as used in this Agreement, (i) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation,” and (ii) the word “or” is not exclusive; (e) except as otherwise indicated, all references in this Agreement to “Articles,” “Sections,” “Exhibits” and “Schedules” are intended to refer to Articles and Sections of this Agreement and Exhibits and Schedules to this Agreement, respectively; (f) any capitalized terms used in any Exhibits or Schedules but not otherwise defined therein have the meanings ascribed to such terms as in this Agreement; (g) any reference to legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefore and all rules, regulations, and statutory instruments issued or related to such legislations; (h) the bold-faced and/or underlined headings and table of contents contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement; (i) whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in New York, New York are authorized or obligated by Law to be closed, the Party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular Business Day.

10.14 Assignment. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of a Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Parties, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by any Party without the prior written consent of the other Parties shall be void and of no effect.

10.15 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

10.16 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all Parties by electronic transmission in .PDF format shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

10.17 Non-survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Termination Time or the termination of this Agreement.

10.18 Termination. This Agreement shall automatically terminate without further action by any of the Parties hereto and shall have no further force or effect as of the Termination Time. Notwithstanding the foregoing, termination of this Agreement shall not prevent any Party from seeking any remedies (at law or in equity) against any other Party for that Party’s Willful Breach of any of the terms of this Agreement prior to the date of termination of this Agreement in accordance with the terms of this Agreement.

10.19 No Agreement Until Executed. This Agreement shall not be effective unless and until (a) the Merger Agreement is executed by all parties thereto and (b) this Agreement is executed by all parties hereto.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

EQRX, INC.

By:
Name:
Title:

[Signature Page to Parent Stockholder Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

[STOCKHOLDER]

By:
Name:
Title:

[Signature Page to Parent Stockholder Voting Agreement]

Schedule A

Stockholder Name

Stockholder Address / Email Address

Parent Common Stock

Parent Common Stock issuable upon the exercise or conversion of Parent Options, Parent RSUs, Parent Restricted Stock or other rights

Description of any applicable 10b5-1 Plan

If any additional shares (or rights to any additional shares) of Parent Common Stock are owned by the Stockholder as of the Agreement Date, such shares shall be automatically deemed to be “Covered Shares” notwithstanding the contents of this Schedule A.

Annex E

FORM OF STOCKHOLDER LOCK-UP AGREEMENT

July 31, 2023

Revolution Medicines, Inc.

700 Saginaw Drive

Redwood City, California 94063

To the addressee set forth above:

The undersigned understands that, on the date hereof, Revolution Medicines, Inc., a Delaware corporation (“Parent”), Equinox Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub I”), Equinox Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub II”), and EQRx, Inc., a Delaware corporation (the “Company”), intend to enter into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for (i) the merger of Merger Sub I with and into the Company, with the Company being the surviving entity in such merger (the “First Merger”), and (ii) as soon as practicable following the First Merger and, in any case, on the same day as the Effective Time, and as the second step in a single integrated transaction with the First Merger, the merger of the Company with and into Merger Sub II, with Merger Sub II being the surviving entity in such merger (the “Second Merger” and, together with the First Merger, the “Mergers”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

To induce all parties to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement, the undersigned hereby agrees that, for good and valuable consideration, without the prior written consent of Parent, the undersigned will not, during the period commencing at the Effective Time and ending at 11:59 p.m. (Eastern time) on the 90th calendar day after the Closing Date (such period, the “Restricted Period”), Transfer, directly or indirectly, any Parent Capital Stock beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act), by the undersigned (the “Lock-Up Shares”) or publicly announce any intention to effect a Transfer. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transaction designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any shares of Parent Capital Stock or any securities convertible into or exercisable or exchangeable for Parent Capital Stock, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned. Notwithstanding the foregoing, twenty percent (20%) of the undersigned’s Lock-Up Shares shall be released from the restrictions contained in this paragraph at 11:59 p.m. (Eastern time) on the 30th calendar day after the Closing Date; provided, in the event that the undersigned acquires any shares of Parent Capital Stock during the Restricted Period, such shares shall be disregarded for purposes of calculating the number of shares that shall be released pursuant to this sentence.

For purposes of this letter agreement: (i) “Capital Stock” means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of Parent, including, but not limited to, any Parent Common Stock, Parent Preferred Stock, Parent Options, Parent RSUs and Parent Restricted Stock; and (ii) “Transfer” means (a) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, lending, grant of any option, right or warrant to purchase, disposition or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any option, put, call, derivative or other Contract, commitment, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, lending, grant of any option, right or warrant to purchase, disposition or other transfer (by operation of Law or otherwise), of any Parent Capital Stock or any interest in any Parent Capital Stock, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Parent Capital Stock, whether any such transaction described in the foregoing clause (a) or this clause (b) is to be settled by delivery of Parent Capital Stock or such other securities, in cash or otherwise, (c) the deposit of any Parent Capital Stock into any voting trust or similar arrangement, the entry into any voting agreement or arrangement with respect to any Parent Capital Stock or the grant of any proxy or power of attorney with respect to any Parent Capital Stock or (d) any Contract, commitment or other arrangement (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a), (b) or (c).

Notwithstanding the foregoing, (1) none of the restrictions set forth in this letter agreement shall apply to (w) if the undersigned is a natural Person or trust affiliated with a natural Person, the establishment of a new trading plan (or the amendment of existing trading plans established as of the date hereof) pursuant to Rule 10b5-1 promulgated under the Exchange Act for the Transfer of Lock-Up Shares (provided, that any such trading plan does not provide for the Transfer of Lock-Up Shares during the Restricted Period), (x) if the undersigned is a natural Person or trust affiliated with a natural Person, the Transfer of Lock-Up Shares pursuant to existing trading plans established as of the date hereof pursuant to Rule 10b5-1 promulgated under the Exchange Act (which, for avoidance of doubt, shall not in any way restrict the Transfer of Lock-Up Shares during the Restricted Period), (y) transfers, sales, dispositions, or the entering into of transactions (including, without limitation, any swap, hedge or similar agreement) by the undersigned of or relating to shares of Parent Capital Stock or other securities of Parent purchased or acquired by the undersigned on the open market, in a public offering by Parent, or that otherwise do not involve or relate to shares of Parent Capital Stock issued pursuant to the Merger Agreement in respect of shares of the Company or (z) pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Parent Capital Stock involving a change of control of Parent (provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Shares shall remain subject to the restrictions contained in this letter agreement), (2) the undersigned (x) may Transfer any of the undersigned’s Lock-Up Shares to a controlled Affiliate of the undersigned (provided, that any such Transfer shall be permitted only if, as a precondition to such Transfer, such controlled Affiliate transferee agrees in writing to be bound by each of the terms of, and to assume all of the obligations of the undersigned under, this letter agreement (solely with respect to such Transferred Lock-Up Shares) by executing and delivering a joinder agreement in form and substance reasonably acceptable to Parent), (y) may dispose of or surrender any of the undersigned’s Lock-Up Shares (i) to Parent to the extent required to pay tax withholdings or remittance payments in connection with the vesting, settlement or exercise of Parent Options, Parent RSUs, Parent Restricted Stock or Parent Warrants, and (ii) in any sell-to-cover transactions in accordance with Section 1.11 of the Merger Agreement and (z) may dispose of or surrender any of the undersigned’s Lock-Up Shares in connection with a broker-assisted sale in the open market of (i) Parent Capital Stock issued upon exercise of Parent Options expiring during the Restricted Period or (ii) Parent RSUs, in each case solely up to the amount necessary to pay the exercise price in respect thereof and related tax withholdings or remittance payments (provided, that the Parent Capital Stock received upon vesting, settlement or exercise (other than such shares of Parent Capital Stock as are disposed of or surrendered pursuant to clause (y) or (z) above) are subject to the terms of this letter agreement) and (3) none of the restrictions set forth in this letter agreement shall apply to Transfers of Lock-Up Shares: (x) if the undersigned is a natural Person, (A) to any Person related to the undersigned by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the direct or indirect benefit of the undersigned or any of the undersigned’s Family Members, in each case, effected for a bona fide estate planning purpose, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide gift or a charitable contribution, as such term is described in Section 501(c)(3) of the Code, (D) by operation of Law pursuant to a qualified domestic Order or in connection with a divorce settlement, or (E) to any partnership, corporation or limited liability company which is controlled by the undersigned and/or by any such Family Member(s); (y) if the undersigned is a corporation, partnership, limited liability company or other entity, (A) to another corporation, partnership, limited liability company, or other entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities under common control or management with the undersigned, (B) as a distribution or dividend to equity holders (including, without limitation, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable) of the undersigned

(including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide gift or a charitable contribution, as such term is described in Section 501(c)(3) of the Code, (D) transfers or dispositions not involving a change in beneficial ownership or (E) with prior written consent of Parent; or (z) if the undersigned is a trust, to any grantors or beneficiaries of the trust; provided, that in the case of any Transfer or distribution pursuant to the foregoing clause (3), any such Transfer or distribution shall be permitted only if (AA) such Transfer or distribution is not be for value and (BB) as a precondition to such Transfer or distribution, each such donee, heir, beneficiary or other transferee or distribute agrees in writing to be bound by each of the terms of, and to assume all of the obligations of the undersigned under, this letter agreement (solely with respect to such Transferred or distributed Lock-Up Shares) by executing and delivering a joinder agreement in form and substance reasonably acceptable to Parent. Any Transfer or distribution of the undersigned’s Lock-Up Shares (or any attempted Transfer or distribution) in violation of the foregoing requirements (including the joinder and delivery requirements) shall be null and void and of no effect whatsoever.

In addition, the undersigned agrees that, without the prior written consent of Parent, the undersigned will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Parent Common Stock or any security convertible into or exercisable or exchangeable for Parent Common Stock.

In the event that any holder of Parent Capital Stock is subject to an agreement that is substantially similar to this letter agreement, other than the undersigned, is permitted by Parent, including through any written consent granted above, to sell or otherwise Transfer or dispose of shares of Parent Capital Stock for value other than as permitted by this letter agreement or by a substantially similar agreement entered into by such holder or is granted an early release from the restrictions described therein (solely to the extent that such restrictions are substantially similar to the restrictions set forth in this letter agreement) during the Restricted Period, the same percentage of the undersigned’s Lock-Up Shares shall be immediately and fully released from any remaining restrictions set forth herein (the “Pro-Rata Release”); provided, however, that such Pro-Rata Release shall not be applied unless and until permission or early release has been granted by Parent (and if prior to the Closing, the Company) to an equity holder or equity holders to sell or otherwise Transfer or dispose of all or a portion of such equity holder’s shares of Parent Capital Stock that, when combined with all such other permissions and early releases that meet the criteria set forth in this paragraph, represent an aggregate amount in excess of 1% of the number of shares of Parent Capital Stock originally subject to an agreement that is substantially similar to this letter agreement. Parent shall notify the undersigned in writing of any Pro-Rata Release of Parent Capital Stock pursuant to the foregoing sentence on the same day that any permission that triggers the Pro-Rata Release is granted.

The undersigned understands that Parent is relying on this letter agreement in proceeding toward consummation of the Mergers. The undersigned further understands that this letter agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents reasonably necessary in connection with the enforcement of the terms herein. The undersigned acknowledges that it has received and reviewed a copy of the Merger Agreement and has had an opportunity to review this letter agreement and the Merger Agreement with its advisors, including legal counsel.

This letter agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by Parent and the undersigned. This letter agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties and their respective successors and permitted assigns; provided, however, that neither this letter agreement nor any of the undersigned’s rights or obligations hereunder may be assigned or delegated by the undersigned without the prior written consent of Parent, and any attempted assignment or delegation of this letter agreement or any of such rights or obligations by the undersigned without the prior written consent of Parent shall be void and of no effect.

The undersigned acknowledges and agrees that irreparable damage would occur and that Parent would not have any adequate remedy at law if any provision of this letter agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this letter agreement and to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages (and the undersigned hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which Parent is entitled at law or in equity. The undersigned further agrees not to assert that a remedy of specific performance is unenforceable, invalid, contrary to applicable Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that Parent otherwise has an adequate remedy at law.

Any term or provision of this letter agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this letter agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this letter agreement is invalid or unenforceable, the parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this letter agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision. This letter agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed letter agreement (in counterparts or otherwise) by all parties by electronic transmission (including in .PDF format and with any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) shall be sufficient to bind the parties to the terms and conditions of this letter agreement. The parties have participated jointly in the negotiating and drafting of this letter agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this letter agreement, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this letter agreement.

This letter agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this letter agreement or any of the transactions contemplated hereby, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this paragraph; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party; and (e) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with this letter agreement. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY ACTION OR PROCEEDING WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT

(I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

This letter agreement shall terminate automatically upon the termination of the Merger Agreement.

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Sincerely,

Name:
Title:

Address:

Email

[Signature Page to Stockholder Lock-Up Agreement]

ACCEPTED AND AGREED:

REVOLUTION MEDICINES, INC.

By:
Name:
Title:

[Signature Page to Stockholder Lock-Up Agreement]

EQRX, INC. 50 HAMPSHIRE STREET CAMBRIDGE, MA 02139 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 7, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/EQRX2023SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 7, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V23962-S73981 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY EQRX, INC. The EQRx Board of Directors recommends you vote FOR proposals 1, 2 and 3. 1. To adopt the Agreement and Plan of Merger, dated July 31, 2023 (as it may be amended from time to time) (the “merger agreement”), by and among EQRx, Inc. (“EQRx”), Revolution Medicines, Inc. (“Revolution Medicines”), Equinox Merger Sub I, Inc., a wholly owned subsidiary of Revolution Medicines and Equinox Merger Sub II LLC, a wholly owned subsidiary of Revolution Medicines (the “EQRx merger agreement proposal”). 2. To approve, on a non-binding, advisory basis, the compensation that will or may be payable to EQRx’s named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement. 3. To approve the adjournment of the EQRx special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the EQRx special meeting to approve the EQRx merger agreement proposal. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Joint Proxy Statement/Prospectus are available at www.proxyvote.com. V23963-S73981 EQRX, INC. Special Meeting of Stockholders November 8, 2023 11:00 AM ET This proxy is solicited by the EQRx Board of Directors The stockholder(s) hereby appoint(s) Melanie Nallicheri and Dina Ciarimboli, and each of them, as proxies, with full power of substitution, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of EQRx, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 11:00 AM, ET on November 8, 2023, virtually at www.virtualshareholdermeeting.com/ EQRX2023SM, and any adjournment or postponement thereof. The shares represented by this proxy will be voted as directed or, if no direction is given, shares will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3. The proxies will vote in their discretion on any other business as may properly come before the meeting and any adjournment or postponement thereof. Continued and to be signed on reverse side